UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23207

Brinker Capital Destinations Trust

(Exact name of registrant as specified in charter)

1055 Westlakes Drive, Suite 250

Berwyn, PA 19312

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (610) 407-5500

Date of fiscal year end:

February 29

Date of reporting period:

February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
February 29, 2024
Destinations Large Cap Equity Fund   Class / Ticker : I / DLCFX, Z / DLCZX
Destinations Small-Mid Cap Equity Fund   Class / Ticker : I / DSMFX, Z / DSMZX
Destinations International Equity Fund   Class / Ticker : I / DIEFX, Z / DIEZX
Destinations Equity Income Fund   Class / Ticker : I / DGEFX, Z / DGEZX
Destinations Core Fixed Income Fund   Class / Ticker : I / DCFFX, Z / DCFZX
Destinations Low Duration Fixed Income Fund   Class / Ticker : I / DLDFX, Z / DLDZX
Destinations Global Fixed Income Opportunities Fund   Class / Ticker : I / DGFFX, Z / DGFZX
Destinations Municipal Fixed Income Fund   Class / Ticker : I / DMFFX, Z / DMFZX
Destinations Multi Strategy Alternatives Fund   Class / Ticker : I / DMSFX, Z / DMSZX
Destinations Shelter Fund    Class / Ticker : I / DSHFX, Z / DSHZX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial advisor. Instead, the reports will be made available on the Funds’ website (www.destinationsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial advisor.
You may elect to receive all future reports in paper free of charge. You can contact your financial advisor to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Destinations Funds held in your account.
www.destinationsfunds.com // 877.771.7979

Shareholder Letter

Dear Shareholder,
We are pleased to provide the annual report of the Destinations Funds for the twelve-month reporting period for the fiscal year ended February 29, 2024. Please refer to the investment commentary for the detailed look at prevailing economic and market conditions during the Funds’ reporting period.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices to help you while you pursue your objectives and goals. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.destinationsfunds.com. On our website, you can gain immediate access to Destinations Funds information, including:
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Fund prices and performance,

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Holdings,

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Distributions, and

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A host of fund literature and resources

We want to thank you for your continued confidence in the Destinations Funds and we look forward to helping you meet your financial goals.
Sincerely,
Brian Ferko
President & Chief Operating Officer, Brinker Capital Destinations Trust
April 26, 2024
Important Disclosure:
Mutual fund investing involves risk. The value of your investment in a Fund could go down. Multi-investment management styles may lead to overlapping securities transactions and higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them, as well as market fluctuations and industry/economic trends etc.

Investment Commentary (Unaudited)

Global equity markets were markedly higher during the twelve months ending February 29, 2024 (“the period”) while global bond markets were more restrained but also generated positive returns. Equity markets were supported by a resilient US economy, a notable moderation in inflationary pressures, and an improvement in the trajectory of corporate earnings. Perhaps the most noteworthy development has been that the recession most market participants had been forecasting in response to the Fed’s inflation-fighting campaign has yet to materialize. In fact, the US economy has largely shrugged off the impacts of the aggressive rate hiking campaign by the Federal Reserve (“Fed”) and generated real GDP1 growth of 2.5% during calendar year 2023. At the same time, inflationary pressures have eased over the past year with the headline consumer price index showing year-over-year inflation of 3.2% in February 2024 vs. 6.0% in February 2023. That said, both headline and core inflation measures remain stubbornly above the Fed’s 2% inflation target, and this stickiness has begun pushing back market expectations for how soon the Fed might begin cutting rates. Fortunately for the economy and for financial markets, the headwind from restrictive monetary policy was more than offset by stimulative and highly expansionary fiscal policy. This supportive fiscal policy — and the dynamism of corporations to adapt to changing conditions — have bolstered corporate earnings growth. As of the close of the period, consensus forecasts point to double digit earnings growth for global equities in 2024 which would represent a significant acceleration from the nearly flat earnings growth experienced in calendar year 2023.
The Russell 3000 Index2 rose by 28.6% for the period. Large cap equities handily outpaced small and mid cap stocks as equity markets were propelled higher by a narrow cohort of mega cap technology stocks. From a style perspective, growth outperformed value by a wide margin with the growth outperformance more pronounced in large cap stocks than those with smaller market caps. Information technology and communication services delivered the strongest returns as these two growth-heavy sectors each returned in excess of 50% for the period. The consumer discretionary sector — which also possesses healthy growth characteristics — was another positive contributor to US equity market returns. The utilities sector was the only one with a negative return for the period with the rising rate environment a headwind for interest rate-sensitive sectors like utilities and real estate. More traditional value sectors such as energy and materials, as well as the more defensively-positioned consumer staples sector, also displayed relative weakness.
Developed international equities, as measured by the FTSE All-World Developed ex US Index3, gained 14.1% for the period. As in the US, growth outperformed value with the technology sector providing leadership; however, the magnitude of growth outperformance was less notable in overseas equity markets. In another trend mirroring US markets, large cap stocks in international equity markets outpaced small cap equities as slower economic growth and weaker domestic demand weighed on international small cap returns. In a final similarity to US equities, developed international equity markets saw relative weakness from defensive sectors, such as consumer staples, and those sectors with more pronounced value characteristics —  energy, materials, and telecommunication services. In a reversal from the prior year, Japanese equities were a standout performer while European stocks displayed relative weakness. Emerging markets, as measured by the FTSE All-World Emerging Markets Index4, rose by 8.8% for the period. Within this disparate group of countries, there was widespread dispersion in equity market returns with India and Brazil delivering some of the strongest returns while China was one of the primary laggards as trade restrictions and the overhang of a heavily-indebted property market weighed on its returns.
Investment-grade fixed income, as measured by the ICE BofA US Broad Market Index5, eked out a 3.4% return for the period. Treasury yields rose modestly on the long end of the yield curve with the 10-Year Treasury yield ending the period at 4.25%.

Gross domestic product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.

2
Russell 3000 Index — Russell 3000 — A market capitalization weighted index that tracks the performance of the 3,000 largest US traded stocks.

3
FTSE All-World Developed ex US Index (Net) — FTSE All-World Developed ex US (Net) — A market capitalization weighted index representing the performance of large and mid-cap securities from developed markets excluding the US.

4
FTSE All-World Emerging Markets Index (Net) — FTSE All-World Emerging Markets (Net) — A market capitalization weighted index that measures the performance of securities listed in advanced emerging and secondary emerging countries.

5
ICE BofA US Broad Market Index — ICE BofA US Broad Market Index — A broad based index that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

Investment Commentary (Unaudited) (concluded)

Despite this shift higher in longer-term yields, the yield curve — as measured by the spread between the 10-Year Treasury yield and the 2-Year Treasury yield — remained inverted throughout the entire period. This yield curve inversion has now persisted longer than for any other period in the past four decades. After three additional increases in the Fed funds rate earlier in the period, the Fed paused its rate hiking campaign in July 2023 and remained on hold throughout the remainder of the period. The uptick in longer-term Treasury yields weighed on bond prices but tightening credit spreads for investment grade corporate bonds helped generate positive returns for core fixed income. High yield credit outperformed both investment grade credit and U.S. government bonds, supported by higher yields and the more significant tightening of credit spreads for high yield bonds. Municipal bonds outperformed US government bonds alongside continued improvement in the health of state and local government finances.
While there has been a good deal of positive news on the economic front over the past year and this has translated into brighter prospects for corporate earnings growth, investors must now contend with a landscape in which equity market valuations are extended and have risen more quickly than the improvement in corporate fundamentals. The increase in valuation multiples has been more notable in US equity markets, but it is a global phenomenon with both developed and emerging market international equities seeing multiple expansions in excess of 15% over the past year. We believe that the outlook for corporate profits has improved and that it is supported by solid economic and business momentum. However, we wonder whether bullish enthusiasm has led investors to become too sanguine about the prices they are paying for each dollar of earnings. With core inflation remaining sticky, the Fed in a potentially protracted pause before cutting rates, wars raging on two continents, and a US presidential election around the corner, we do not think this is a time to be overly optimistic with growth projections or too dismissive of the risks to those forecasts. That said, we do believe there are attractive investment opportunities within many equity and fixed income asset classes that can be capitalized upon by skillful active managers.
We remain hopeful that a longer-term change in investor psychology will accompany the recent shift to a more normalized interest rate environment. In this world in which there is a greater consideration for the cost of capital when making financial decisions, we believe that investment decisions driven by fundamentals will be rewarded more heavily than those based on emotion. Furthermore, we believe that with policy uncertainty and geopolitical uncertainty likely to remain elevated, there will be greater return dispersion between winners and losers within each asset class. This backdrop should provide a tailwind to our active approach and offers the potential for even greater diversification benefits from our risk-aware — but not risk averse — multi-manager implementation process.
Thank you for your confidence and your support as shareholders of the Destinations Funds.
Sincerely,
Brian P. Storey, CFA
Investment Officer, Brinker Capital Destinations Trust
April 30, 2024
Diversification neither assures a profit nor guarantees against loss in a declining market.
You cannot invest directly into an index.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Large Cap Equity Fund

Investment Objective
The investment objective of the Destinations Large Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 28.18% compared to a return of 29.81% for the Russell 1000 Index. Stock selection in financials and information technology was the primary positive contributor to relative performance. From a sector allocation perspective, the underweight to utilities and real estate also contributed positively to relative performance. Detracting from the Fund’s relative performance was the underweight to information technology as well as weak stock selection within communication services and consumer discretionary sectors.
Investment Sub-advisers
Columbia Management Investment Advisers, LLC
Constructs a concentrated high growth portfolio comprised of a mix of established and emerging growth companies that are gaining market share in industries that represent a larger segment of the overall economy.
Newton Investment Management North America, LLC
Seeks to invest in companies with attractive valuation, strong fundamentals, and a catalyst for business improvement.
River Road Asset Management, LLC
Employs a fundamental bottom-up approach that seeks to identify financially strong companies with predictable and sustainable cash flows trading at attractive discounts.
SSGA Funds Management, Inc.
Seeks to provide exposure to the US large cap equity market by replicating the characteristics and total return performance of the Russell Top 200 Index.
Strategas Asset Management
Focuses on large capitalization companies making significant investments in public policy developments and the potential earning benefits that accrue from those investments.
T. Rowe Price Associates, Inc.
Focuses on companies with superior growth in earnings and cash flow, ability to sustain earnings momentum even during economic slowdowns, and occupation of a lucrative niche in the economy with ability to expand even during economic slowdowns.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Large Cap Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Large Cap Equity Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the Russell 1000 Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Large Cap Equity Fund Class I	6.88%	28.18%	8.53%	11.93%
Russell 1000 Index	6.87%	29.81%	10.66%	13.33%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.95% and 0.81%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Small-Mid Cap Equity Fund

Investment Objective
The investment objective of the Destinations Small-Mid Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap Index or the Russell 2000 Index. The Fund may invest a portion of its assets in securities of micro-cap companies. The Fund invests in securities of companies operating in a broad range of industries. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 12.00% compared to a return of 15.46% for the Russell Midcap Index and 10.05% for the Russell 2000 Index. An underweight to the real estate and financials sectors as well as stock selection within consumer staples and industrials sectors contributed positively to relative performance for the period. Detracting from performance over the period was stock selection within the financials and information technology sectors. An underweight to the information technology sector and an overweight to the health care sector also detracted from relative performance.
Investment Sub-advisers
Ceredex Value Advisors LLC
Employs a disciplined and methodical bottom-up stock selection process with an emphasis on dividends, valuation, and fundamentals.
Driehaus Capital Management LLC
Focuses on micro and small cap companies and identifies company-specific growth-inflation points to capitalize on behavioral dynamics of the market through the integration of fundamental, macro, and behavioral analysis.
Leeward Investments, LLC
Employs a classic value approach with an emphasis on purchasing high quality companies at a discount to intrinsic value.
SSGA Funds Management, Inc.
Seeks to provide exposure to the US mid cap and small cap equity market by replicating the characteristics and total return performance of a custom index that is comprised of 50% Russell Midcap Index and 50% Russell 2000 Index.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Small-Mid Cap Equity Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Small-Mid Cap Equity Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with both the Russell Midcap Index and Russell 2000 Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Small-Mid Cap Equity Fund Class I	4.61%	12.00%	2.34%	10.45%
Russell Midcap Index	4.08%	15.46%	5.51%	9.96%
Russell 2000 Index	1.54%	10.05%	-0.94%	7.26%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.14% and 1.04%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations International Equity Fund

Investment Objective
The investment objective of the Destinations International Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest primarily in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 10.84% compared to a return of 12.70% for the FTSE All-World ex US Index. From a sector perspective, an underweight to the communication services sector and an overweight to the industrials sector as well as stock selection within the utilities and consumer staples sectors were the largest positive contributors to relative performance. Stock selection within the consumer discretionary and industrials sectors detracted from relative performance. From a geographical perspective, the underweight allocation to Japan and stock selection within the country detracted from performance. Contributing positively to relative performance were underweights to Hong Kong and Australia.
Investment Sub-advisers
BAMCO, Inc.
Employs a long-term investment approach to emerging markets that seeks out appropriately capitalized open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.
Barrow Hanley Global Investors
Invests in undervalued, under-earning companies with stable or improving operating fundamentals and clearly defined upside drivers.
Causeway Capital Management LLC
Utilizes a diverse set of bottom-up and top-down factors to identify international small cap companies that are mispriced relative to underlying business prospects.
Loomis Sayles & Company, L.P.
Seeks to provide long-term growth of capital by investing in a mix of high-quality companies and transitioning quality companies within industries experiencing secular growth.
MFS Investment Management
Employs a contrarian investment process that seeks companies that are undervalued compared to intrinsic value.
SSGA Funds Management, Inc.
Seeks to provide exposure to developed international equity markets by replicating the characteristics and total return performance of the FTSE Developed ex US Index.
T. Rowe Price Associates, Inc.
Focuses on companies with the potential to achieve long term earnings growth that have a leading market position, technological leadership or proprietary advantage and seasoned management.

Management’s Discussion of Fund Performance (Unaudited)
Destinations International Equity Fund (concluded)

Wasatch Advisors, Inc.
Targets inefficient segments of international equity markets with a focus on high-quality companies that offer long duration earnings and revenue growth and are trading at a reasonable valuation.
The following chart compares the value of a hypothetical $10,000 investment in the Destinations International Equity Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the FTSE All-World ex US Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations International Equity Fund Class I	-0.23%	10.84%	-2.61%	5.34%
FTSE All-World ex US Index – Net	1.46%	12.70%	1.56%	5.51%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were1.24% and 1.03%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Equity Income Fund

Investment Objective
The Destinations Equity Income Fund (the “Fund”) has a primary investment objective of current income with a secondary objective of long-term capital appreciation.
Investment Strategy
The Fund will invest in dividend-paying securities of both U.S.-based and foreign companies. The Fund invests primarily in common stock, preferred stock, interests in Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs) and equity-linked notes that are believed to be attractively valued and to have the potential for long-term growth. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 6.00% compared to a return of 11.42% for the FTSE All-World High Dividend Yield Index. An underweight to the consumer staples sector contributed positively to relative performance for the period. Stock selection within the industrials and real estate sectors also contributed positively. Detracting from relative performance were underweight exposures to the consumer discretionary and information technology sectors as well as stock selection within the financials and consumer staples sectors.
Investment Sub-advisers
Federated Equity Management Company of Pennsylvania
Employs a bottom-up, fundamental approach with an emphasis on high-yielding, dividend growing stocks.
Nuveen Asset Management, LLC
Seeks to provide high current income and long-term capital appreciation by investing in global equity and income-producing securities.
Neuberger Berman Investment Advisors, LLC
Employs an income-oriented approach that seeks to generate a current yield greater than the current yield of the S&P 500 Index with lower volatility.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Equity Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Equity Income Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the FTSE All-World High Dividend Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Equity Income Fund Class I	1.06%	6.00%	7.95%	6.44%
FTSE All-World High Dividend Yield Index – Net	1.67%	11.42%	6.78%	6.11%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.06% and 0.96%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Core Fixed Income Fund

Investment Objective
The investment objective of the Destinations Core Fixed Income Fund (the “Fund”) is to maximize current income and total return.
Investment Strategy
The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 3.42% compared to a return of 3.39% for the ICE BofA US Broad Market Index. The overweight exposure to securitized bonds and underweight to Treasuries contributed positively to relative performance for the year. Security selection within securitized investments and corporate credit also benefited performance. Detracting from relative performance was the Fund’s overweight to the long end of the yield curve as well as its underweight to corporate credit.
Investment Sub-advisers
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and invests across a broad range of fixed income sectors.
Merganser Capital Management, LLC
Employs a bottom-up approach that combines cross-sector relative values analysis with deep fundamental security selection while seeking opportunities in less efficient areas of the fixed income market.
Wellington Management Company LLP
Blends top-down strategies and bottom-up security selection resulting in a broadly diversified portfolio both across and within sectors.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Core Fixed Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Core Fixed Income Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the ICE BofA US Broad Market Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Core Fixed Income Fund Class I	-1.07%	3.42%	-3.32%	0.23%
ICE BofA US Broad Market Index	-1.49%	3.39%	-3.07%	1.02%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.88% and 0.84%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Low Duration Fixed Income Fund

Investment Objective
The investment objective of the Destinations Low Duration Fixed Income Fund (the “Fund”) is to provide current income.
Investment Strategy
The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans and money market instruments. The Fund will normally be constructed with an average total portfolio duration of three years or less. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 7.79% compared to a return of 4.63% for the ICE BofA US Corporate & Government (1-3 Yr) Index (Primary Benchmark) and 9.74% for the ICE BofA US High Yield 0-3 Year Index. A significant tilt toward corporate credit and the resulting underweight to Treasury securities contributed positively to relative performance. Additionally, security selection in asset-backed securities and a small allocation to convertible bonds contributed positively to Fund performance for the period. Detracting from relative performance was security selection within the industrials sector.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Focuses on capital preservation by investing in underlying event driven high yield and investment grade corporate credit opportunities with an estimated holding life of several months to three years.
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and seeks to maximize current income through investing in a variety of fixed income sectors with an overall average effective duration of three years or less.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Low Duration Fixed Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Low Duration Fixed Income Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the ICE BofA US Corporate & Government (1-3 Yr) Index and the ICE BofA US High Yield 0-3 Year Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Low Duration Fixed Income Fund Class I	1.17%	7.79%	3.81%	3.09%
ICE BofA US Corporate & Government (1-3 Yr) Index	0.07%	4.63%	0.12%	1.42%
ICE BofA US High Yield 0-3 Year Index	1.03%	9.74%	4.49%	4.63%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.99% and 0.94%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Global Fixed Income Opportunities Fund

Investment Objective
The investment objective of the Destinations Global Fixed Income Opportunities Fund (the “Fund”) is to maximize total return.
Investment Strategy
The Fund invests in fixed income securities including global investment grade and non-investment grade debt, global sovereign debt, bank loans, preferred securities and convertible securities. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 8.98% compared to a return of 10.97% for the ICE BofA US High Yield Index. Shorter duration and more conservative positioning than the benchmark detracted from the Fund’s relative performance as high yield spreads continued to grind tighter throughout the year. Additionally, security selection within preferred securities, specifically within banks, detracted from relative performance. Contributing positively to relative performance was security selection within information technology, media, and healthcare sectors as well as the allocation to emerging markets debt.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Employs an opportunistic approach, allocating to high yield and investment grade corporate credit securities across multiple credit opportunity types.
DoubleLine Capital LP
Employs a value-oriented, research-driven approach to identify emerging market countries and companies with the potential for improving credit fundamentals and ratings.
Nuveen Asset Management, LLC
Employs a top-down quantitative-driven process complemented by fundamental credit research analysis with a focus on relative value, resulting in a concentrated portfolio of preferred securities.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Global Fixed Income Opportunities Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Global Fixed Income Opportunities Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the ICE BofA US High Yield Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Global Fixed Income Opportunities Fund Class I	1.92%	8.98%	2.76%	3.45%
ICE BofA US High Yield Index	0.31%	10.97%	1.86%	4.21%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.10% and 0.98%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Municipal Fixed Income Fund

Investment Objective
The investment objective of the Destinations Municipal Fixed Income Fund (the “Fund”) is to provide current income that is exempt from federal income taxation.
Investment Strategy
The Fund invests in fixed income securities that pay interest that is exempt from regular federal income tax. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (included the District of Columbia) or a political subdivision, agency or instrumentality thereof, primarily in investment grade debt obligations. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 4.42% compared to 4.29% for the ICE BofA US Municipal Securities 2-12 Year Index (Primary Benchmark) and 4.05% for the ICE BofA US Municipal Securities 1-10 Year Index. The Fund’s yield curve positioning contributed positively to relative performance for the year, benefiting from an overweight to the longer end of the curve. The portfolio’s exposure to BB rated bonds as well as security selection within the transportation sector also benefited relative performance for the year. Detracting from relative performance was security selection within the utilities sector as well as security selection within Florida and Texas.
Investment Sub-advisers
Lord, Abbett & Co, LLC
Seeks to deliver a high level of tax-exempt income by employing a relative value approach and fundamental credit research to a universe of lower-rated municipal bonds.
Northern Trust Investments, Inc.
Employs a relative value, high quality approach to municipal bonds that seeks to identify undervalued securities and sectors.
Seix Investment Advisors LLC
Seeks to maximize total return through current income that is exempt from federal income taxes by focusing on duration management, yield curve positioning, sector rotation, and security selection.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Municipal Fixed Income Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Municipal Fixed Income Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the ICE BofA US Municipal Securities 2-12 Year Index and the ICE BofA US Municipal Securities 1-10 Year Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Municipal Fixed Income Fund Class I	0.17%	4.42%	-0.18%	1.38%
ICE BofA US Municipal Securities 2-12 Year Index	-0.18%	4.29%	0.03%	2.00%
ICE BofA US Municipal Securities 1-10 Year Index	-0.12%	4.05%	0.12%	1.77%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 0.94% and 0.82%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Multi Strategy Alternatives Fund

Investment Objective
The investment objective of the Destinations Multi Strategy Alternatives Fund (the “Fund”) is capital appreciation with reduced correlation to equity and fixed income markets.
Investment Strategy
The Fund employs a strategy intended to generate long term growth across market cycles with reduced correlation to equity and fixed income markets. The Fund may invest across multiple strategies including long/short credit, long/short equity, relative value, distressed credit, global macro, event-driven and closed-ended funds. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 10.51% compared to a return of 8.10% for the Morningstar Broad Hedge Fund Index. The Fund’s exposure to mortgage credit risk transfer securities and collateralized loan obligations through the relative value credit strategy contributed positively to performance for the year. Additionally, security selection within the long health care positions in the event driven strategy benefited performance. The Fund’s short position in biotech and bank ETFs, utilized as hedges within the event driven strategy, detracted from performance for the year.
Investment Sub-advisers
Driehaus Capital Management LLC
Employs a concentrated approach seeking asymmetric payoff profiles in directional long, directional short and relative value arbitrage strategies, focusing on liquid credit, equity and derivative securities.
LMCG Investments, LLC
Employs a quantitative approach based on proprietary analytics to exploit pricing inefficiencies in structured credit markets.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Multi Strategy Alternatives Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Multi Strategy Alternatives Fund Class I from its inception (March 20, 2017) to February 29, 2024 as compared with the Morningstar Broad Hedge Fund Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (3/20/2017)
Destinations Multi Strategy Alternatives Fund Class I	1.36%	10.51%	4.46%	4.73%
Morningstar Broad Hedge Fund Index	3.59%	8.10%	12.32%	8.27%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.85% and 1.42%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Shelter Fund

Investment Objective
The investment objective of the Destinations Shelter Fund (the “Fund”) is capital appreciation with lower volatility than broad equity markets.
Investment Strategy
The Fund employs a strategy intended to provide capital appreciation through broad exposure to equity markets with a lower volatility profile than long-only equity strategies through the implementation of a hedging strategy that uses index options to seek to limit the magnitude of negative returns during a declining equity market. The Fund will use derivative investments primarily for hedging purposes. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).
Investment Commentary
For the fiscal year ending February 29, 2024, Class I returned 20.91% compared to a return of 29.81% for the Russell 1000 Index and 30.45% for the S&P 500 Index. The Fund’s index replication portfolio outperformed the benchmark and contributed positively to performance for the year. The information technology sector was the biggest source of outperformance. Within the options portfolio, a long put that expired in October also contributed positively to performance. Detracting from relative performance were call options that were sold to provide capital for purchasing downside protection as the market generally moved higher throughout the year.
Investment Sub-advisers
Gateway Investment Advisers, LLC
Employs a low-volatility equity strategy that seeks to protect its index-tracking equity portfolio by purchasing a laddered portfolio of index put spreads that are partially funded by selling index call options.

Management’s Discussion of Fund Performance (Unaudited)
Destinations Shelter Fund (concluded)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Shelter Fund Class I from its inception (October 26, 2021) to February 29, 2024 as compared with the Russell 1000 Index and the S&P 500 Index.
Average Total Returns as of February 29, 2024
	YTD	1 Year	3 Year	Since Inception (10/26/2021)
Destinations Shelter Fund Class I	5.22%	20.91%		2.41%
Russell 1000 Index	6.87%	29.81%	10.66%	5.29%
S&P 500 Index	7.11%	30.45%	11.91%	6.40%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of Class I were 1.19% and 1.13%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.
Effective, April 1, 2024, the Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), amended its contractual fee waiver such that the Adviser will waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.
Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

Fund Expenses (unaudited)

Example
All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of  $1,000 invested on September 1, 2023 and held for the six months ended February 29, 2024.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.
Based on Actual Total Return(1)
Fund	Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Destinations Large Cap Equity Fund – Class I	14.55%	$1,000.00	$1,145.50	0.77%	$4.11
Destinations Large Cap Equity Fund – Class Z	14.71%	1,000.00	1,147.12	0.62%	3.31
Destinations Small-Mid Cap Equity Fund – Class I	9.95%	1,000.00	1,099.52	1.06%	5.53
Destinations Small-Mid Cap Equity Fund – Class Z	10.10%	1,000.00	1,101.03	0.91%	4.75
Destinations International Equity Fund – Class I	5.44%	1,000.00	1,054.41	1.09%	5.57
Destinations International Equity Fund – Class Z	5.53%	1,000.00	1,055.27	0.94%	4.80
Destinations Equity Income Fund – Class I	5.74%	1,000.00	1,057.42	0.99%	5.06
Destinations Equity Income Fund – Class Z	5.75%	1,000.00	1,057.47	0.84%	4.30
Destinations Core Fixed Income Fund – Class I	2.64%	1,000.00	1,026.42	0.79%	3.98
Destinations Core Fixed Income Fund – Class Z	2.64%	1,000.00	1,026.37	0.64%	3.22
Destinations Low Duration Fixed Income Fund – Class I	4.87%	1,000.00	1,048.75	0.92%	4.69
Destinations Low Duration Fixed Income Fund – Class Z	4.93%	1,000.00	1,049.31	0.77%	3.92
Destinations Global Fixed Income Opportunities Fund – Class I	6.25%	1,000.00	1,062.51	1.04%	5.33
Destinations Global Fixed Income Opportunities Fund – Class Z	6.31%	1,000.00	1,063.06	0.89%	4.57
Destinations Municipal Fixed Income Fund – Class I	3.44%	1,000.00	1,034.41	0.78%	3.95
Destinations Municipal Fixed Income Fund – Class Z	3.51%	1,000.00	1,035.07	0.63%	3.19
Destinations Multi Strategy Alternatives Fund – Class I	6.41%	1,000.00	1,064.07	1.17%	6.00
Destinations Multi Strategy Alternatives Fund – Class Z	6.46%	1,000.00	1,064.58	1.02%	5.24
Destinations Shelter Fund – Class I	8.50%	1,000.00	1,085.01	1.16%	6.01
Destinations Shelter Fund – Class Z	8.59%	1,000.00	1,085.86	1.01%	5.24

(1)
For the six months ended February 29, 2024.

(2)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from expense ratios in the Financial Highlights.

(4)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182 days for Class I and Class Z) in the most recent period, then divided by 366 (to reflect the period).

Fund Expenses (unaudited) (concluded)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Based on Hypothetical Total Return(1)
Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Destinations Large Cap Equity Fund – Class I	5.00%	$1,000.00	$1,021.03	0.77%	$3.87
Destinations Large Cap Equity Fund – Class Z	5.00%	1,000.00	1,021.78	0.62%	3.12
Destinations Small-Mid Cap Equity Fund – Class I	5.00%	1,000.00	1,019.59	1.06%	5.32
Destinations Small-Mid Cap Equity Fund – Class Z	5.00%	1,000.00	1,020.34	0.91%	4.57
Destinations International Equity Fund – Class I	5.00%	1,000.00	1,019.44	1.09%	5.47
Destinations International Equity Fund – Class Z	5.00%	1,000.00	1,020.19	0.94%	4.72
Destinations Equity Income Fund – Class I	5.00%	1,000.00	1,019.94	0.99%	4.97
Destinations Equity Income Fund – Class Z	5.00%	1,000.00	1,020.69	0.84%	4.22
Destinations Core Fixed Income Fund – Class I	5.00%	1,000.00	1,020.93	0.79%	3.97
Destinations Core Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.68	0.64%	3.22
Destinations Low Duration Fixed Income Fund – Class I	5.00%	1,000.00	1,020.29	0.92%	4.62
Destinations Low Duration Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.03	0.77%	3.87
Destinations Global Fixed Income Opportunities Fund – Class I	5.00%	1,000.00	1,019.69	1.04%	5.22
Destinations Global Fixed Income Opportunities Fund – Class Z	5.00%	1,000.00	1,020.44	0.89%	4.47
Destinations Municipal Fixed Income Fund – Class I	5.00%	1,000.00	1,020.98	0.78%	3.92
Destinations Municipal Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.73	0.63%	3.17
Destinations Multi Strategy Alternatives Fund – Class I	5.00%	1,000.00	1,019.05	1.17%	5.87
Destinations Multi Strategy Alternatives Fund – Class Z	5.00%	1,000.00	1,019.79	1.02%	5.12
Destinations Shelter Fund – Class I	5.00%	1,000.00	1,019.10	1.16%	5.82
Destinations Shelter Fund – Class Z	5.00%	1,000.00	1,019.84	1.01%	5.07

(1)
For the six months ended February 29, 2024.

(2)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from net expense ratios in the Financial Highlights.

(3)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182 days for Class I and Class Z) in the period, then divided by 366 (to reflect the period).

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 98.0%
BASIC MATERIALS – 1.9%
Chemicals – 1.0%
3,727	Air Products & Chemicals Inc.	$872,267
126,278	CF Industries Holdings Inc.	10,193,160
12,000	Dow Inc.	670,560
59,954	Eastman Chemical Co.	5,260,364
4,216	Ecolab Inc.	947,925
54,693	Linde PLC	24,547,312
4,028	Sherwin-Williams Co.	1,337,417
	Total Chemicals	43,829,005
Forest Products & Paper – 0.1%
140,069	International Paper Co.	4,952,840
Mining – 0.8%
415,315	Freeport-McMoRan Inc.	15,703,060
478,771	Newmont Corp.	14,961,594
1,400	Southern Copper Corp.	113,204
	Total Mining	30,777,858
	TOTAL BASIC MATERIALS	79,559,703
COMMUNICATIONS – 11.8%
Advertising – 0.3%
341,705	Interpublic Group of Cos., Inc.	10,729,537
Internet – 9.7%
6,900	Airbnb Inc., Class A Shares*	1,086,543
836,615	Alphabet Inc., Class A Shares*	115,837,713
235,455	Alphabet Inc., Class C Shares*	32,911,900
788,196	Amazon.com Inc.*	139,321,525
6,128	Booking Holdings Inc.*	21,256,990
70,410	Etsy Inc.*	5,047,693
360,066	Match Group Inc.*	12,976,779
37,660	Meta Platforms Inc., Class A Shares	18,458,296
7,363	Netflix Inc.*	4,439,300
134,670	Palo Alto Networks Inc.*	41,821,768
167,478	Uber Technologies Inc.*	13,314,501
25,054	VeriSign Inc.*	4,892,796
	Total Internet	411,365,804
Media – 0.3%
1,672	Charter Communications Inc., Class A Shares*	491,451
67,793	Comcast Corp., Class A Shares	2,904,930
171,535	Fox Corp., Class A Shares	5,110,028
31,085	Walt Disney Co.	3,468,464
	Total Media	11,974,873
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – 1.5%
4,214	Arista Networks Inc.*	$1,169,554
986,234	AT&T Inc.	16,696,942
451,479	Cisco Systems Inc.	21,838,039
19,432	Motorola Solutions Inc.	6,420,138
97,868	T-Mobile US Inc.	15,981,844
71,472	Verizon Communications Inc.	2,860,309
	Total Telecommunications	64,966,826
	TOTAL COMMUNICATIONS	499,037,040
CONSUMER CYCLICAL – 11.7%
Airlines – 0.6%
429,846	Delta Air Lines Inc.	18,169,591
118,865	United Airlines Holdings Inc.*	5,407,169
	Total Airlines	23,576,760
Apparel – 0.8%
302,567	NIKE Inc., Class B Shares	31,445,788
Auto Manufacturers – 0.6%
21,992	Cummins Inc.	5,907,271
66,587	Ford Motor Co.	828,342
267,900	General Motors Co.	10,978,542
46,866	Tesla Inc.*	9,461,308
	Total Auto Manufacturers	27,175,463
Auto Parts & Equipment – 0.2%
111,104	Aptiv PLC*	8,831,657
Distribution/Wholesale – 2.0%
382,826	Copart Inc.*	20,347,202
79,584	Ferguson PLC	16,828,037
883,228	LKQ Corp.	46,183,992
	Total Distribution/Wholesale	83,359,231
Entertainment – 1.1%
311,762	International Game Technology PLC	8,470,574
226,969	Live Nation Entertainment Inc.*	22,011,454
73,343	Vail Resorts Inc.	16,891,626
	Total Entertainment	47,373,654
Home Furnishings – 0.2%
104,285	Dolby Laboratories Inc., Class A Shares	8,447,085
Lodging – 0.5%
370,147	Las Vegas Sands Corp.	20,180,415
4,092	Marriott International Inc., Class A Shares	1,022,468
	Total Lodging	21,202,883
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – 5.7%
320	AutoZone Inc.*	$961,927
583,657	BJ’s Wholesale Club Holdings Inc.*	42,630,307
42,241	Casey’s General Stores Inc.	12,861,962
17,720	Chipotle Mexican Grill Inc., Class A Shares*	47,645,005
64,599	Costco Wholesale Corp.	48,054,550
3,738	Dollar General Corp.	543,169
12,704	Domino’s Pizza Inc.	5,695,838
17,023	Home Depot Inc.	6,479,124
9,769	Lowe’s Cos., Inc.	2,351,105
29,313	Lululemon Athletica Inc.*	13,691,809
12,366	McDonald’s Corp.	3,614,335
29,305	O’Reilly Automotive Inc.*	31,866,843
119,726	Starbucks Corp.	11,361,997
7,773	Target Corp.	1,188,647
19,566	TJX Cos., Inc.	1,939,773
72,825	Walmart Inc.	4,268,273
40,719	Yum! Brands Inc.	5,636,324
	Total Retail	240,790,988
	TOTAL CONSUMER CYCLICAL	492,203,509
CONSUMER NON-CYCLICAL – 20.1%
Agriculture – 0.3%
30,300	Altria Group Inc.	1,239,573
9,108	Archer-Daniels-Midland Co.	483,726
130,548	Darling Ingredients Inc.*	5,523,486
98,370	Philip Morris International Inc.	8,849,365
	Total Agriculture	16,096,150
Beverages – 1.5%
88,092	Brown-Forman Corp., Class B Shares	5,305,781
66,117	Coca-Cola Co.	3,968,342
2,690	Constellation Brands Inc., Class A Shares	668,519
906,721	Keurig Dr Pepper Inc.	27,120,025
358,909	Monster Beverage Corp.*	21,211,522
23,391	PepsiCo Inc.	3,867,468
	Total Beverages	62,141,657
Biotechnology – 2.2%
25,286	Alnylam Pharmaceuticals Inc.*	3,820,462
43,848	Amgen Inc.	12,006,898
38,439	Biogen Inc.*	8,340,879
264,156	BioMarin Pharmaceutical Inc.*	22,791,380
83,497	Gilead Sciences Inc.	6,020,134
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
88,045	Illumina Inc.*	$12,311,332
82,024	Incyte Corp.*	4,786,921
5,600	Moderna Inc.*	516,544
13,894	Regeneron Pharmaceuticals Inc.*	13,422,854
16,799	Vertex Pharmaceuticals Inc.*	7,068,011
	Total Biotechnology	91,085,415
Commercial Services – 1.4%
7,036	Automatic Data Processing Inc.	1,766,951
330,013	CoStar Group Inc.*	28,721,031
21,488	Equifax Inc.	5,878,902
2,654	Moody’s Corp.	1,006,981
18,689	PayPal Holdings Inc.*	1,127,694
72,935	Quanta Services Inc.	17,614,532
5,512	S&P Global Inc.	2,361,231
	Total Commercial Services	58,477,322
Cosmetics/Personal Care – 0.6%
13,920	Colgate-Palmolive Co.	1,204,358
3,897	Estee Lauder Cos., Inc., Class A Shares	579,016
828,736	Kenvue Inc.	15,745,984
39,985	Procter & Gamble Co.	6,355,216
	Total Cosmetics/Personal Care	23,884,574
Food – 2.0%
9,820	General Mills Inc.	630,248
2,577	Hershey Co.	484,270
13,634	Kraft Heinz Co.	481,007
661,934	Kroger Co.	32,838,546
23,069	Mondelez International Inc., Class A Shares	1,685,652
500,071	Nestle SA, ADR	51,992,382
8,619	Sysco Corp.	697,880
	Total Food	88,809,985
Healthcare-Products – 5.4%
29,375	Abbott Laboratories	3,485,050
73,514	Agilent Technologies Inc.	10,097,883
109,400	Alcon Inc.	9,249,770
201,323	Boston Scientific Corp.*	13,329,596
137,148	Danaher Corp.	34,717,645
79,344	Edwards Lifesciences Corp.*	6,733,925
168,324	Exact Sciences Corp.*	9,683,680
315,212	GE HealthCare Technologies Inc.	28,772,551
165,531	Globus Medical Inc., Class A Shares*	8,937,019
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
93,321	Insulet Corp.*	$15,304,644
137,051	Intuitive Surgical Inc.*	52,846,866
315,163	Medtronic PLC	26,271,988
6,070	Stryker Corp.	2,118,855
6,630	Thermo Fisher Scientific Inc.	3,780,293
	Total Healthcare-Products	225,329,765
Healthcare-Services – 3.3%
173,099	Centene Corp.*	13,576,155
47,984	DaVita Inc.*	6,092,528
48,273	Elevance Health Inc.	24,196,841
3,406	HCA Healthcare Inc.	1,061,650
2,116	Humana Inc.	741,277
23,344	Laboratory Corp. of America Holdings	5,038,336
13,857	Molina Healthcare Inc.*	5,458,411
166,433	UnitedHealth Group Inc.	82,151,329
	Total Healthcare-Services	138,316,527
Household Products/Wares – 0.0%
5,673	Kimberly-Clark Corp.	687,397
Pharmaceuticals – 3.4%
84,371	AbbVie Inc.	14,853,515
98,290	Becton Dickinson & Co.	23,152,209
34,578	Bristol-Myers Squibb Co.	1,754,833
4,988	Cigna Group	1,676,666
21,709	CVS Health Corp.	1,614,498
120,805	DexCom Inc.*	13,901,031
55,057	Eli Lilly & Co.	41,495,360
40,971	Johnson & Johnson	6,611,900
2,303	McKesson Corp.	1,200,807
43,177	Merck & Co., Inc.	5,489,956
95,928	Pfizer Inc.	2,547,848
190,298	Sanofi SA, ADR	9,105,759
96,634	Zoetis Inc., Class A Shares	19,165,421
	Total Pharmaceuticals	142,569,803
	TOTAL CONSUMER NON-CYCLICAL	847,398,595
ENERGY – 4.0%
Oil & Gas – 4.0%
29,258	Chevron Corp.	4,447,509
225,074	ConocoPhillips	25,329,828
35,161	Diamondback Energy Inc.	6,417,586
167,770	EOG Resources Inc.	19,202,954
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
474,265	EQT Corp.	$17,618,945
68,763	Exxon Mobil Corp.	7,187,109
81,771	Marathon Petroleum Corp.	13,838,106
282,961	Occidental Petroleum Corp.	17,150,266
117,840	Phillips 66	16,793,378
3,941	Pioneer Natural Resources Co.	926,884
653,217	Suncor Energy Inc.	22,444,536
220,069	Valaris Ltd.*	13,875,350
5,753	Valero Energy Corp.	813,819
	Total Oil & Gas	166,046,270
Oil & Gas Services – 0.0%
24,206	Schlumberger NV	1,169,876
Pipelines – 0.0%
33,294	Kinder Morgan Inc.	578,983
	TOTAL ENERGY	167,795,129
FINANCIAL – 16.4%
Banks – 3.4%
436,816	Bank of America Corp.	15,078,888
291,760	Citigroup Inc.	16,189,762
564,096	First Horizon Corp.	7,953,754
67,664	Goldman Sachs Group Inc.	26,324,679
288,981	JPMorgan Chase & Co.	53,767,805
101,638	Morgan Stanley	8,744,934
6,738	PNC Financial Services Group Inc.	991,834
223,859	Truist Financial Corp.	7,830,588
26,463	US Bancorp	1,110,388
62,330	Wells Fargo & Co.	3,464,925
	Total Banks	141,457,557
Diversified Financial Services – 4.5%
9,862	American Express Co.	2,163,920
11,735	Ameriprise Financial Inc.	4,780,370
573,140	Ant Group Co., Ltd.(a)(b)	561,219
162,853	Apollo Global Management Inc.	18,206,965
2,497	BlackRock Inc., Class A Shares	2,025,916
6,394	Capital One Financial Corp.	879,878
244,503	Charles Schwab Corp.	16,327,910
111,777	CME Group Inc., Class A Shares	24,630,062
9,595	Intercontinental Exchange Inc.	1,328,140
37,347	LPL Financial Holdings Inc.	10,004,888
23,752	Maplebear Inc.*(a)(b)@	772,890
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – (continued)
117,212	Mastercard Inc., Class A Shares	$55,647,569
134,931	Visa Inc., Class A Shares	38,136,898
211,535	Voya Financial Inc.	14,460,533
	Total Diversified Financial Services	189,927,158
Equity Real Estate Investment Trusts (REITs) – 0.3%
7,911	American Tower Corp.	1,573,181
7,373	Crown Castle Inc.	810,588
1,578	Equinix Inc.	1,402,558
15,663	Prologis Inc.	2,087,408
2,658	Public Storage	754,526
155,513	Weyerhaeuser Co.	5,346,537
	Total Equity Real Estate Investment Trusts (REITs)	11,974,798
Insurance – 6.9%
130,854	Allstate Corp.	20,873,830
181,184	American International Group Inc.	13,206,502
18,796	Aon PLC, Class A Shares	5,939,348
82,441	Assurant Inc.	14,958,919
237,942	Berkshire Hathaway Inc., Class B Shares*	97,413,455
6,941	Chubb Ltd.	1,746,841
43,717	Fairfax Financial Holdings Ltd.(a)	46,548,550
8,427	Marsh & McLennan Cos., Inc.	1,704,529
10,729	MetLife Inc.	748,240
129,153	Progressive Corp.	24,482,243
83,736	RenaissanceRe Holdings Ltd.	18,825,528
3,893	Travelers Cos., Inc.	860,197
166,543	Willis Towers Watson PLC	45,401,287
	Total Insurance	292,709,469
Private Equity – 1.3%
12,100	Blackstone Inc.	1,546,622
409,346	Carlyle Group Inc.	18,768,514
344,978	KKR & Co., Inc.	33,897,538
	Total Private Equity	54,212,674
	TOTAL FINANCIAL	690,281,656
INDUSTRIAL – 7.5%
Aerospace/Defense – 1.8%
78,113	Boeing Co.*	15,913,180
25,088	General Dynamics Corp.	6,855,296
168,241	Howmet Aerospace Inc.	11,196,439
57,293	L3Harris Technologies Inc.	12,126,636
15,317	Lockheed Martin Corp.	6,559,352
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Aerospace/Defense – (continued)
35,789	Northrop Grumman Corp.	$16,499,445
24,434	RTX Corp.	2,190,997
	Total Aerospace/Defense	71,341,345
Building Materials – 2.7%
771,249	CRH PLC	65,024,003
218,075	Johnson Controls International PLC	12,925,305
32,656	Martin Marietta Materials Inc.	18,865,698
45,545	Trane Technologies PLC	12,842,324
18,293	Vulcan Materials Co.	4,863,194
	Total Building Materials	114,520,524
Electrical Components & Equipment – 0.3%
42,969	Eaton Corp. PLC	12,418,041
9,687	Emerson Electric Co.	1,035,056
	Total Electrical Components & Equipment	13,453,097
Electronics – 0.3%
11,295	Honeywell International Inc.	2,244,655
27,700	Hubbell Inc., Class B Shares	10,544,559
	Total Electronics	12,789,214
Environmental Control – 0.3%
128,972	Veralto Corp.	11,145,760
6,921	Waste Management Inc.	1,423,304
	Total Environmental Control	12,569,064
Machinery-Construction & Mining – 0.1%
8,713	Caterpillar Inc.	2,909,794
Machinery-Diversified – 0.0%
4,481	Deere & Co.	1,635,789
Miscellaneous Manufacturers – 1.2%
9,300	3M Co.	856,716
65,370	AO Smith Corp.	5,419,173
21,127	Axon Enterprise Inc.*	6,493,806
79,566	Carlisle Cos., Inc.	27,848,100
18,381	General Electric Co.	2,883,795
5,034	Illinois Tool Works Inc.	1,319,663
67,284	Textron Inc.	5,992,986
	Total Miscellaneous Manufacturers	50,814,239
Shipbuilding – 0.1%
20,809	Huntington Ingalls Industries Inc.	6,068,321
Transportation – 0.7%
33,516	CSX Corp.	1,271,597
64,361	FedEx Corp.	16,023,958
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Transportation – (continued)
3,869	Norfolk Southern Corp.	$980,327
10,383	Union Pacific Corp.	2,634,063
44,979	United Parcel Service Inc., Class B Shares	6,668,587
	Total Transportation	27,578,532
	TOTAL INDUSTRIAL	313,679,919
TECHNOLOGY – 23.4%
Computers – 3.4%
100,597	Accenture PLC, Class A Shares	37,701,744
250,877	Apple Inc.	45,346,018
26,876	CACI International Inc., Class A Shares*	10,074,469
60,070	Crowdstrike Holdings Inc., Class A Shares*	19,471,691
96,877	Fortinet Inc.*	6,695,169
98,964	International Business Machines Corp.	18,311,309
47,954	Leidos Holdings Inc.	6,131,398
	Total Computers	143,731,798
Semiconductors – 8.0%
273,186	Advanced Micro Devices Inc.*	52,596,501
8,414	Analog Devices Inc.	1,613,973
148,261	Applied Materials Inc.	29,892,383
7,303	Broadcom Inc.	9,497,478
268,770	Intel Corp.	11,570,549
2,315	KLA Corp.	1,579,525
25,478	Lam Research Corp.	23,904,734
201,458	Micron Technology Inc.	18,254,109
185,494	NVIDIA Corp.	146,748,013
109,350	ON Semiconductor Corp.*	8,629,902
50,349	Qorvo Inc.*	5,767,478
56,735	QUALCOMM Inc.	8,952,216
115,747	Texas Instruments Inc.	19,367,946
	Total Semiconductors	338,374,807
Software – 12.0%
39,543	Adobe Inc.*	22,155,152
81,557	Akamai Technologies Inc.*	9,046,302
2,600	Atlassian Corp., Class A Shares*	539,292
3,681	Autodesk Inc.*	950,324
4,610	Cadence Design Systems Inc.*	1,403,192
575	Canva Inc.*(a)(b)@	612,444
1,271	Celonis SE*(a)(b)@	577,581
267,293	Dynatrace Inc.*	13,244,368
3,796	Epic Games Inc., Private Placement*(a)(b)@	2,145,955
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
4,384	Fair Isaac Corp.*	$5,567,285
215,660	Fiserv Inc.*	32,191,568
84,272	Intuit Inc.	55,863,066
835	Magic Leap Inc., Series D, Private Placement*(a)(b)@	4,300
529,328	Microsoft Corp.	218,951,234
32,461	MSCI Inc., Class A Shares	18,209,647
26,160	Oracle Corp.	2,921,549
1,777	Roper Technologies Inc.	967,985
121,496	Salesforce Inc.*	37,520,395
68,166	ServiceNow Inc.*	52,579,162
5,300	Snowflake Inc., Class A Shares*	997,884
20,012	Stripe Inc., Class B Shares, Private Placement*(a)(b)@	382,029
2,617	Synopsys Inc.*	1,501,451
112,557	Veeva Systems Inc., Class A Shares*	25,382,729
3,400	Workday Inc., Class A Shares*	1,001,844
	Total Software	504,716,738
	TOTAL TECHNOLOGY	986,823,343
UTILITIES – 1.2%
Electric – 1.2%
8,765	American Electric Power Co., Inc.	746,690
105,116	Constellation Energy Corp.	17,706,790
14,205	Dominion Energy Inc.	679,425
13,042	Duke Energy Corp.	1,197,647
16,881	Exelon Corp.	605,015
292,219	IDACORP Inc.	25,747,416
34,346	NextEra Energy Inc.	1,895,556
10,706	Sempra	755,844
18,477	Southern Co.	1,242,578
	Total Electric	50,576,961
	TOTAL UTILITIES	50,576,961
	TOTAL COMMON STOCKS (Cost – $2,859,659,427)	4,127,355,855
EXCHANGE TRADED FUND (ETF) – 0.8%
118,232	Vanguard Mega Capital Growth(c) (Cost – $25,676,644)	33,597,987
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – 0.1%
CONSUMER CYCLICAL – 0.0%
Auto Manufacturers – 0.0%
21,292	Sila Nanotechnologies Inc., Series F, Private Placement*(a)(b)@	$547,204
9,549	Waymo LLC, Series A2, Private Placement*(a)(b)@	529,683
	Total Auto Manufacturers	1,076,887
	TOTAL CONSUMER CYCLICAL	1,076,887
INDUSTRIAL – 0.0%
Electrical Components & Equipment – 0.0%
48,400	GM Cruise Holdings LLC, Class F Shares, Private Placement*(a)(b)@	539,660
39,865	GM Cruise Holdings LLC, Class G Shares, Private Placement*(a)(b)@	532,198
	Total Electrical Components & Equipment	1,071,858
Environmental Control – 0.0%
23,420	Redwood Materials Inc., Series C, Private Placement*(a)(b)@	995,350
Machinery – 0.0%
108,389	Nuro Inc., Series C, Private Placement*(a)(b)@	725,123
26,242	Nuro Inc., Series D*(a)(b)@	246,150
	Total Machinery	971,273
	TOTAL INDUSTRIAL	3,038,481
TECHNOLOGY – 0.1%
Software – 0.1%
27	Canva Inc., Series A, Private Placement*(a)(b)@	28,758
10	Canva Inc., Series A-3, Private Placement*(a)(b)@	10,665
1	Canva Inc., Series A-4, Private Placement*(a)(b)@	1,068
3,788	Celonis SE, Series D*(a)(b)@	1,721,381
6,765	Formagrid Inc.*(a)(b)@	686,850
20,620	Rappi Inc., Series E, Private Placement*(a)(b)@	1,259,057
	Total Software	3,707,779
	TOTAL TECHNOLOGY	3,707,779
	TOTAL PREFERRED STOCKS (Cost – $10,669,134)	7,823,147
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $2,896,005,205)	4,168,776,989
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 1.2%
TIME DEPOSITS – 1.2%
$24,286,278	ANZ National Bank – London, 4.680% due 3/1/24	$24,286,278
14,602,081	Barclays Bank PLC – London, 4.680% due 3/1/24	14,602,081
92,050EUR	Citibank – London, 2.820% due 3/1/24	99,488
8,504,408	Citibank – New York, 4.680% due 3/1/24	8,504,408
2,299,312	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	2,299,312
4GBP	Royal Bank of Canada – London, 4.150% due 3/1/24	6
2,851,875	Skandinaviska Enskilda Banken AB – Stockholm, 4.680% due 3/1/24	2,851,875
	TOTAL TIME DEPOSITS (Cost – $52,643,448)	52,643,448
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.4%
MONEY MARKET FUND – 0.4%
13,766,400	Federated Government Obligations Fund, Premier Class, 5.162%(d) (Cost – $13,766,400)	13,766,400
	TOTAL INVESTMENTS – 100.5% (Cost – $2,962,415,053)	4,235,186,837
	Liabilities in Excess of Other Assets – (0.5)%	(19,387,899)
	TOTAL NET ASSETS – 100.0%	$4,215,798,938

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $59,428,115 and represents 1.41% of net assets.

(b)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(c)
All or a portion of this security is on loan (See Note 5).

(d)
Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (continued)

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Canva Inc.	12/17/2021	$589,640	$612,444	0.01%
Canva Inc., Series A, Private Placement	12/17/2021	46,012	28,758	0.00%*
Canva Inc., Series A-3, Private Placement	12/17/2021	17,042	10,665	0.00%*
Canva Inc., Series A-4, Private Placement	12/17/2021	1,704	1,068	0.00%*
Celonis SE	6/17/2021	470,003	577,581	0.01%
Celonis SE, Series D	6/17/2021	1,225,484	1,721,381	0.04%
Epic Games Inc., Private Placement	6/18/2020	1,665,200	2,145,955	0.05%
Formagrid Inc.	12/8/2021	1,266,980	686,850	0.02%
GM Cruise Holdings LLC, Class F Shares, Private Placement	5/7/2019	883,300	539,660	0.01%
GM Cruise Holdings LLC, Class G Shares, Private Placement	1/21/2021	1,050,443	532,198	0.01%
Magic Leap Inc., Series D, Private Placement	10/12/2017	406,539	4,300	0.00%*
Maplebear Inc.	7/2/2020	655,877	772,890	0.02%
Nuro Inc., Series C, Private Placement	10/30/2020	940,662	725,123	0.02%
Nuro Inc., Series D	10/29/2021	547,033	246,150	0.01%
Rappi Inc., Series E, Private Placement	9/8/2020	492,486	1,259,057	0.03%
Redwood Materials Inc., Series C, Private Placement	5/28/2021	1,110,190	995,350	0.02%
Sila Nanotechnologies Inc., Series F, Private Placement	1/7/2021	878,780	547,204	0.01%
Stripe Inc., Class B Shares, Private Placement	12/17/2019	156,994	382,029	0.01%
Waymo LLC, Series A2, Private Placement	5/8/2020	819,946	529,683	0.01%
Total			$12,318,346	0.28%

*
Position represents less than 0.005%

Abbreviations used in this schedule:
ADR
 —     American Depositary Receipts

LLC
 —     Limited Liability Company

PLC
 —     Public Limited Company

Summary of Investments by Security Sector^
Technology	23.4%
Consumer Non-cyclical	20.0
Financial	16.3
Communications	11.8
Consumer Cyclical	11.6
Industrial	7.5
Energy	4.0
Basic Materials	1.9
Utilities	1.2
Exchange Traded Funds (ETF)	0.8
Short-Term Investments	1.2
Money Market Fund	0.3
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Large Cap Equity Fund (concluded)

At February 29, 2024, Destinations Large Cap Equity Fund had open exchange traded futures contracts as described below.
The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index March Futures	8	3/24	$1,851,362	$2,041,500	$190,138
At February 29, 2024, Destinations Large Cap Equity Fund had deposited cash of  $77,198 with a broker or brokers as margin collateral on open exchange traded futures contracts.
Currency Abbreviations used in this schedule:
EUR
 —    Euro

GBP
 —    British Pound

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 93.8%
BASIC MATERIALS – 4.0%
Chemicals – 2.9%
476	AdvanSix Inc.	$13,319
17,000	Air Products & Chemicals Inc.	3,978,680
490	Albemarle Corp.	67,547
489	American Vanguard Corp.	5,242
412,937	Arcadium Lithium PLC*	2,267,024
44,502	Ashland Inc.	4,167,167
1,592	Avient Corp.	64,444
90,369	Axalta Coating Systems Ltd.*	2,957,777
562	Balchem Corp.	88,341
32,799	Cabot Corp.	2,786,275
415	Celanese Corp., Class A Shares	63,068
819	CF Industries Holdings Inc.	66,110
633	Chemours Co.	12,451
1,174	Codexis Inc.*	5,459
1,621	Danimer Scientific Inc.*	2,172
1,919	DuPont de Nemours Inc.	132,776
499	Eastman Chemical Co.	43,782
1,704	Ecovyst Inc.*	16,444
950	Element Solutions Inc.	22,325
526	FMC Corp.	29,661
345	Hawkins Inc.	24,236
951	HB Fuller Co.	75,633
721	Huntsman Corp.	18,458
55,556	Ingevity Corp.*	2,537,798
13,391	Innospec Inc.	1,664,100
1,070	International Flavors & Fragrances Inc.	80,785
193	Intrepid Potash Inc.*	4,068
362	Koppers Holdings Inc.	20,496
408	Kronos Worldwide Inc.	3,709
2,095	Lightwave Logic Inc.*	8,820
1,082	LyondellBasell Industries NV, Class A Shares	108,503
981	Mativ Holdings Inc.	17,040
576	Minerals Technologies Inc.	41,679
1,390	Mosaic Co.	43,312
27	NewMarket Corp.	17,325
89	Oil-Dri Corp. of America	6,345
546	Olin Corp.	29,375
999	Orion SA	22,518
2,800	Perimeter Solutions SA*	17,024
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
BASIC MATERIALS – (continued)
Chemicals – (continued)
23,681	PPG Industries Inc.	$3,353,230
245	Quaker Chemical Corp.	49,123
1,165	Rayonier Advanced Materials Inc.*	3,949
306	Rogers Corp.*	34,293
534	RPM International Inc.	61,597
743	Sensient Technologies Corp.	49,692
378	Stepan Co.	33,718
632	Trinseo PLC	2,844
2,076	Tronox Holdings PLC	30,517
138	Westlake Corp.	19,142
	Total Chemicals	25,169,393
Forest Products & Paper – 0.0%
1,454	International Paper Co.	51,413
645	Sylvamo Corp.	38,964
	Total Forest Products & Paper	90,377
Iron/Steel – 0.1%
2,348	ATI Inc.*	115,475
848	Carpenter Technology Corp.	54,823
2,142	Cleveland-Cliffs Inc.*	44,554
2,130	Commercial Metals Co.	115,020
227	Haynes International Inc.	13,491
1,024	Nucor Corp.	196,915
466	Radius Recycling Inc.	9,208
245	Reliance Inc.	78,699
643	Steel Dynamics Inc.	86,046
934	United States Steel Corp.	44,216
544	Worthington Steel Inc.*	17,223
	Total Iron/Steel	775,670
Mining – 1.0%
754	Alcoa Corp.	20,516
303	Caledonia Mining Corp. PLC	2,997
48,705	Cameco Corp.	1,974,014
222	Centrus Energy Corp., Class A Shares*	9,055
975	Century Aluminum Co.*	10,208
5,975	Coeur Mining Inc.*	15,475
613	Compass Minerals International Inc.	13,976
2,235	Constellium SE, Class A Shares*	43,337
196	Contango ORE Inc.*	3,318
945	Dakota Gold Corp.*	2,003
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
BASIC MATERIALS – (continued)
Mining – (continued)
2,597	Encore Energy Corp.*	$10,024
2,796	Energy Fuels Inc.*	17,699
88,200	Freeport-McMoRan Inc.	3,334,842
10,786	Hecla Mining Co.	38,182
3,493	i-80 Gold Corp.*	4,401
1,008	Ivanhoe Electric Inc.*(a)	7,459
284	Kaiser Aluminum Corp.	20,596
454	MP Materials Corp.*	6,905
4,335	Novagold Resources Inc.*	10,751
664	Perpetua Resources Corp.*	1,919
324	Piedmont Lithium Inc.*	4,717
277	Royal Gold Inc.	28,429
890	SSR Mining Inc.	3,827
38	United States Lime & Minerals Inc.	9,689
459,997	Uranium Energy Corp.*	2,980,781
	Total Mining	8,575,120
	TOTAL BASIC MATERIALS	34,610,560
COMMUNICATIONS – 2.5%
Advertising – 0.0%
1,577	Advantage Solutions Inc.*	6,008
434	Boston Omaha Corp., Class A Shares*	7,122
6,824	Clear Channel Outdoor Holdings Inc., Class A Shares*	11,737
1,620	Interpublic Group of Cos., Inc.	50,868
828	Omnicom Group Inc.	73,187
1,463	Stagwell Inc., Class A Shares*	7,812
1,842	Trade Desk Inc., Class A Shares*	157,362
	Total Advertising	314,096
Internet – 0.9%
479	1-800-Flowers.com Inc., Class A Shares*	4,991
47,806	Backblaze Inc., Class A Shares*	507,700
2,340	BARK Inc.*	2,808
814	Beyond Inc.*	27,293
1,045	Blade Air Mobility Inc.*	3,323
1,796	Bumble Inc., Class A Shares*	20,564
1,732	Cargurus Inc., Class A Shares*	38,346
971	CarParts.com Inc.*	2,476
1,186	Cars.com Inc.*	21,751
565	CDW Corp.	139,109
763	Cogent Communications Holdings Inc.	61,734
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Internet – (continued)
566	ContextLogic Inc., Class A Shares*	$3,679
65,925	Couchbase Inc.*	1,851,174
4,589	Coupang Inc., Class A Shares*	84,988
1,099	DHI Group Inc.*	3,110
1,262	DoorDash Inc., Class A Shares*	157,207
2,236	eBay Inc.	105,718
1,100	Entravision Communications Corp., Class A Shares	4,235
470	ePlus Inc.*	38,723
517	Etsy Inc.*	37,064
1,391	Eventbrite Inc., Class A Shares*	7,790
81,323	EverQuote Inc., Class A Shares*	1,302,794
566	Expedia Group Inc.*	77,440
253	F5 Inc.*	47,367
2,299	Figs Inc., Class A Shares*	12,024
5,096	fuboTV Inc.*	10,549
57,002	Gambling.com Group Ltd.*	522,138
2,330	Gen Digital Inc.	50,072
605	GoDaddy Inc., Class A Shares*	69,061
746	Grindr Inc.*	6,177
444	HealthStream Inc.	12,112
2,195	Hims & Hers Health Inc.*	28,623
316	IAC Inc.*	17,949
362	Lands’ End Inc.*	3,522
424	Liquidity Services Inc.*	7,602
1,436	Lyft Inc., Class A Shares*	22,804
2,392	Magnite Inc.*	28,752
86	Maplebear Inc.*	2,798
1,172	Match Group Inc.*	42,239
13,686	MediaAlpha Inc., Class A Shares*	283,985
833	Mondee Holdings Inc., Class A Shares*	1,874
1,111	Nerdy Inc.*	3,222
2,640	Nextdoor Holdings Inc.*	5,782
631	Okta Inc., Class A Shares*	67,706
1,793	Open Lending Corp.*	13,017
9,682	Opendoor Technologies Inc.*	29,821
292	OptimizeRx Corp.*	4,622
607	Perficient Inc.*	39,376
2,415	Pinterest Inc., Class A Shares*	88,631
1,007	Q2 Holdings Inc.*	46,554
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Internet – (continued)
61,522	QuinStreet Inc.*	$900,067
745	Revolve Group Inc., Class A Shares*	16,338
2,806	Robinhood Markets Inc., Class A Shares*	45,766
519	Roku Inc., Class A Shares*	32,790
441	Shutterstock Inc.	21,503
553	Solo Brands Inc., Class A Shares*	1,493
587	Spotify Technology SA*	150,513
1,829	Sprinklr Inc., Class A Shares*	23,832
936	Squarespace Inc., Class A Shares*	31,150
1,547	Stitch Fix Inc., Class A Shares*	4,997
468	TechTarget Inc.*	14,840
486	TripAdvisor Inc.*	13,035
1,622	TrueCar Inc.*	5,645
182	Tucows Inc., Class A Shares*	3,440
30,752	Upwork Inc.*	402,851
366	VeriSign Inc.*	71,476
428	Vivid Seats Inc., Class A Shares*	2,577
349	Wayfair Inc., Class A Shares*	20,800
1,186	Yelp Inc., Class A Shares*	45,590
829	Ziff Davis Inc.*	57,002
239	Zillow Group Inc., Class A Shares*	12,920
652	Zillow Group Inc., Class C Shares*	36,610
	Total Internet	7,887,631
Media – 0.2%
574	AMC Networks Inc., Class A Shares*	7,428
24	Cable One Inc.	10,944
1,114	EW Scripps Co., Class A Shares*	4,489
161	FactSet Research Systems Inc.	74,475
1,017	Fox Corp., Class A Shares	30,296
573	Fox Corp., Class B Shares	15,689
2,675	Gannett Co., Inc.*	5,698
1,504	Gray Television Inc.	8,783
1,923	iHeartMedia Inc., Class A Shares*	5,327
73	Liberty Broadband Corp., Class A Shares*	4,391
490	Liberty Broadband Corp., Class C Shares*	29,488
648	Liberty Latin America Ltd., Class A Shares*	4,167
2,561	Liberty Latin America Ltd., Class C Shares*	16,698
105	Liberty Media Corp.-Liberty Formula One, Class A Shares*	6,883
814	Liberty Media Corp.-Liberty Formula One, Class C Shares*	59,227
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Media – (continued)
655	Liberty Media Corp.-Liberty SiriusXM*	$18,982
325	Liberty Media Corp.-Liberty SiriusXM, Class A Shares*	9,471
682	New York Times Co., Class A Shares	30,199
1,606	News Corp., Class A Shares	43,169
504	News Corp., Class B Shares	14,107
145	Nexstar Media Group Inc., Class A Shares	24,095
2,434	Paramount Global, Class B Shares	26,871
487	Scholastic Corp.	19,207
610	Sinclair Inc.	9,059
2,774	Sirius XM Holdings Inc.(b)	12,261
465	Sphere Entertainment Co.*	20,135
73,489	TEGNA Inc.	1,029,581
563	Thryv Holdings Inc.*	11,789
291	Townsquare Media Inc., Class A Shares	3,096
9,220	Warner Bros Discovery Inc.*	81,044
938	WideOpenWest Inc.*	3,752
	Total Media	1,640,801
Telecommunications – 1.4%
1,259	A10 Networks Inc.	16,757
1,409	ADTRAN Holdings Inc.	8,017
237	Anterix Inc.*	9,409
1,269	Applied Digital Corp.*(b)	5,266
1,452	AST SpaceMobile Inc., Class A Shares*	4,603
205	ATN International Inc.	6,876
9,344	Aviat Networks Inc.*	331,619
2,102	BlackSky Technology Inc.*	2,985
1,039	Calix Inc.*	36,230
626	Ciena Corp.*	35,669
242	Clearfield Inc.*	7,301
3,734	CommScope Holding Co., Inc.*	4,350
1,370	Consolidated Communications Holdings Inc.*	5,905
3,183	Corning Inc.	102,620
138,560	Credo Technology Group Holding Ltd.*	2,984,582
2,851	DigitalBridge Group Inc.	52,373
2,156	EchoStar Corp., Class A Shares*	28,265
2,221	Extreme Networks Inc.*	28,073
1,046	Frontier Communications Parent Inc.*	24,769
12,379	Globalstar Inc.*	19,311
1,192	Gogo Inc.*	9,727
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – (continued)
366,281	Harmonic Inc.*	$4,809,270
290	IDT Corp., Class B Shares*	10,791
3,580	Infinera Corp.*	17,972
473	InterDigital Inc.	50,620
528	Iridium Communications Inc.	15,286
1,340	Juniper Networks Inc.	49,620
17,891	Lumen Technologies Inc.*	28,983
590	Luna Innovations Inc.*	4,000
530	NETGEAR Inc.*	7,945
430	Ooma Inc.*	4,386
46	Preformed Line Products Co.	6,324
1,617	Ribbon Communications Inc.*	4,835
868	Shenandoah Telecommunications Co.	16,197
323	Spok Holdings Inc.	5,804
1,752	Telephone & Data Systems Inc.	26,806
2,630	Terran Orbital Corp.*	2,840
24	Ubiquiti Inc.	2,812
508	Viasat Inc.*	9,942
319,404	Viavi Solutions Inc.*	3,050,308
	Total Telecommunications	11,849,448
	TOTAL COMMUNICATIONS	21,691,976
CONSUMER CYCLICAL – 10.3%
Airlines – 0.1%
533	Alaska Air Group Inc.*	19,929
281	Allegiant Travel Co.	20,451
2,737	American Airlines Group Inc.*	42,916
2,685	Delta Air Lines Inc.	113,495
702	Frontier Group Holdings Inc.*	4,872
922	Hawaiian Holdings Inc.*	13,009
5,863	JetBlue Airways Corp.*	37,992
730	SkyWest Inc.*	46,881
2,492	Southwest Airlines Co.	85,401
1,941	Spirit Airlines Inc.(b)	12,519
686	Sun Country Airlines Holdings Inc.*	10,290
1,371	United Airlines Holdings Inc.*	62,367
	Total Airlines	470,122
Apparel – 0.9%
123	Birkenstock Holding PLC*	6,151
483	Capri Holdings Ltd.*	22,281
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Apparel – (continued)
11,607	Carter’s Inc.	$939,587
154	Columbia Sportswear Co.	12,734
258	Crocs Inc.*	31,540
110	Deckers Outdoor Corp.*	98,515
6,252	Hanesbrands Inc.*	33,761
991	Kontoor Brands Inc.	58,578
136,000	Levi Strauss & Co., Class A Shares	2,471,120
11,639	Oxford Industries Inc.	1,180,078
265	PVH Corp.	36,218
170	Ralph Lauren Corp., Class A Shares	31,606
153	Rocky Brands Inc.	3,817
563	Skechers USA Inc., Class A Shares*	34,799
58,979	Steven Madden Ltd.	2,525,481
997	Tapestry Inc.	47,387
812	Under Armour Inc., Class A Shares*	7,276
871	Under Armour Inc., Class C Shares*	7,438
1,480	VF Corp.	24,183
104	Weyco Group Inc.	3,353
1,407	Wolverine World Wide Inc.	14,309
	Total Apparel	7,590,212
Auto Manufacturers – 0.6%
55,077	Blue Bird Corp.*	1,863,806
593	Cummins Inc.	159,286
3,486	Fisker Inc.*(b)	2,539
2,729	Hyliion Holdings Corp.*	4,967
3,174	Lucid Group Inc.*(b)	10,474
11,137	Nikola Corp.*	8,288
2,116	PACCAR Inc.	234,643
64,053	REV Group Inc.	1,322,054
2,779	Rivian Automotive Inc., Class A Shares*	31,458
44,399	Wabash National Corp.	1,211,205
	Total Auto Manufacturers	4,848,720
Auto Parts & Equipment – 0.9%
1,681	Adient PLC*	57,053
385	Allison Transmission Holdings Inc.	29,002
2,050	American Axle & Manufacturing Holdings Inc.*	14,186
1,132	Aptiv PLC*	89,983
5,991	Aurora Innovation Inc., Class A Shares*	15,217
982	BorgWarner Inc.	30,570
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Auto Parts & Equipment – (continued)
584	Commercial Vehicle Group Inc.*	$3,819
308	Cooper-Standard Holdings Inc.*	4,330
2,306	Dana Inc.	28,825
26,276	Dorman Products Inc.*	2,475,725
407	Douglas Dynamics Inc.	10,216
750	Fox Factory Holding Corp.*	37,942
86,275	Gentex Corp.	3,151,626
586	Gentherm Inc.*	33,320
92,220	Goodyear Tire & Rubber Co.*	1,095,574
958	Holley Inc.*	4,110
2,471	indie Semiconductor Inc., Class A Shares*	15,295
248	Lear Corp.	34,063
4,845	Luminar Technologies Inc., Class A Shares*(b)	11,580
634	Methode Electronics Inc.	13,504
1,933	Microvast Holdings Inc.*	1,663
204	Miller Industries Inc.	9,182
201	Phinia Inc.	6,878
1,286	QuantumScape Corp., Class A Shares*	8,063
2,261	SES AI Corp.*	4,002
627	Shyft Group Inc.	6,464
2,802	Solid Power Inc.*	4,595
381	Standard Motor Products Inc.	12,101
946	Titan International Inc.*	12,071
494	Visteon Corp.*	55,881
400	XPEL Inc.*	21,032
	Total Auto Parts & Equipment	7,297,872
Distribution/Wholesale – 0.6%
342	A-Mark Precious Metals Inc.	8,786
3,585	Copart Inc.	190,543
27,636	Core & Main Inc., Class A Shares*	1,319,066
117	EVI Industries Inc.	2,519
2,387	Fastenal Co.	174,275
842	Ferguson PLC	178,041
738	G-III Apparel Group Ltd.*	24,553
241	Global Industrial Co.	10,568
19,971	H&E Equipment Services Inc.	1,128,162
94,731	Hudson Technologies Inc.*	1,387,809
1,118	LKQ Corp.	58,460
1,505	MRC Global Inc.*	17,353
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Distribution/Wholesale – (continued)
1,912	OPENLANE Inc.*	$29,196
159	Pool Corp.	63,301
2,584	Resideo Technologies Inc.*	57,701
1,098	Rush Enterprises Inc., Class A Shares	53,473
170	Rush Enterprises Inc., Class B Shares	8,573
445	ScanSource Inc.*	19,237
188	SiteOne Landscape Supply Inc.*	31,674
1,300	ThredUp Inc., Class A Shares*	2,600
375	Titan Machinery Inc.*	9,461
231	VSE Corp.	17,117
139	Watsco Inc.	54,783
187	WESCO International Inc.	27,955
182	WW Grainger Inc.	177,170
	Total Distribution/Wholesale	5,052,376
Entertainment – 0.5%
978	Accel Entertainment Inc., Class A Shares*	11,081
1,002	AMC Entertainment Holdings Inc., Class A Shares*	4,329
185	Atlanta Braves Holdings Inc., Class A Shares*	7,761
807	Atlanta Braves Holdings Inc., Class C Shares*	31,570
547	Bally’s Corp.*	6,148
865	Caesars Entertainment Inc.*	37,602
300	Churchill Downs Inc.	36,561
1,942	Cinemark Holdings Inc.*	33,810
1,755	DraftKings Inc., Class A Shares*	76,027
1,504	Everi Holdings Inc.*	17,837
107,767	Genius Sports Ltd.*	766,223
365	Golden Entertainment Inc.	13,527
805	IMAX Corp.*	13,790
1,911	International Game Technology PLC	51,922
107	Liberty Media Corp.-Liberty Live, Class A Shares*	4,129
206	Liberty Media Corp.-Liberty Live, Class C Shares*	8,203
1,658	Light & Wonder Inc.*	166,646
1,066	Lions Gate Entertainment Corp., Class A Shares*	10,351
2,111	Lions Gate Entertainment Corp., Class B Shares*	19,168
657	Live Nation Entertainment Inc.*	63,716
767	Madison Square Garden Entertainment Corp., Class A Shares*	29,522
80	Madison Square Garden Sports Corp.*	15,055
156	Marriott Vacations Worldwide Corp.	14,538
242	Monarch Casino & Resort Inc.	17,025
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Entertainment – (continued)
656	Penn Entertainment Inc.*	$12,005
159	RCI Hospitality Holdings Inc.	8,961
841	Red Rock Resorts Inc., Class A Shares	48,770
492	Reservoir Media Inc.*	3,552
1,141	Rush Street Interactive Inc.*	6,675
1,279	Six Flags Entertainment Corp.*	32,410
2,491	Super Group SGHC Ltd.*	8,220
261	TKO Group Holdings Inc., Class A Shares	21,854
644	United Parks & Resorts Inc.*	33,069
13,461	Vail Resorts Inc.	3,100,203
	Total Entertainment	4,732,260
Food Service – 0.0%
991	Aramark	30,057
908	Sovos Brands Inc.*	20,693
	Total Food Service	50,750
Home Builders – 0.9%
30,342	Beazer Homes USA Inc.*	950,615
154	Cavco Industries Inc.*	57,376
10,746	Century Communities Inc.	927,272
1,284	DR Horton Inc.	191,881
441	Dream Finders Homes Inc., Class A Shares*	17,256
335	Forestar Group Inc.*	11,296
465	Green Brick Partners Inc.*	27,202
88	Hovnanian Enterprises Inc., Class A Shares*	13,786
10,987	Installed Building Products Inc.	2,625,124
1,274	KB Home	84,632
237	Landsea Homes Corp.*	3,228
435	LCI Industries	54,801
1,010	Lennar Corp., Class A Shares	160,095
60	Lennar Corp., Class B Shares	8,842
368	LGI Homes Inc.*	41,985
475	M/I Homes Inc.*	60,320
1,098	MDC Holdings Inc.	68,845
7,096	Meritage Homes Corp.	1,118,755
12	NVR Inc.*	91,507
884	PulteGroup Inc.	95,808
9,681	Skyline Champion Corp.*	811,171
15,959	Smith Douglas Homes Corp., Class A Shares*	460,258
1,848	Taylor Morrison Home Corp., Class A Shares*	104,615
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Home Builders – (continued)
217	Thor Industries Inc.	$27,815
460	Toll Brothers Inc.	52,734
1,748	Tri Pointe Homes Inc.*	61,844
519	Winnebago Industries Inc.	37,228
	Total Home Builders	8,166,291
Home Furnishings – 0.5%
73,204	Arhaus Inc., Class A Shares*	967,757
702	Daktronics Inc.*	6,093
251	Dolby Laboratories Inc., Class A Shares	20,331
412	Ethan Allen Interiors Inc.	13,773
198	Hooker Furnishings Corp.	4,853
489	iRobot Corp.*	5,579
567	Leggett & Platt Inc.	11,578
254	Lovesac Co.*	5,852
1,344	MillerKnoll Inc.	41,059
1,514	Purple Innovation Inc., Class A Shares	2,816
390	Sleep Number Corp.*	6,443
338	Snap One Holdings Corp.*	2,799
2,250	Sonos Inc.*	42,660
53,104	Tempur Sealy International Inc.	2,892,575
1,399	Vizio Holding Corp., Class A Shares*	15,403
209	VOXX International Corp., Class A Shares*	1,777
226	Whirlpool Corp.	24,270
785	Xperi Inc.*	8,604
	Total Home Furnishings	4,074,222
Housewares – 0.0%
1,629	Newell Brands Inc.	12,217
180	Scotts Miracle-Gro Co.	11,826
	Total Housewares	24,043
Leisure Time – 0.5%
553	Acushnet Holdings Corp.	35,624
304	Bowlero Corp., Class A Shares(b)	3,785
300	Brunswick Corp.	26,220
750	Camping World Holdings Inc., Class A Shares	20,017
4,170	Carnival Corp.*	66,136
535	Clarus Corp.	3,082
175	Escalade Inc.	2,595
594	Global Business Travel Group I*	3,564
558	Harley-Davidson Inc.	20,239
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Leisure Time – (continued)
98	Johnson Outdoors Inc., Class A Shares	$4,504
806	Life Time Group Holdings Inc.*	11,074
636	Lindblad Expeditions Holdings Inc.*	5,896
281	Livewire Group Inc.*	2,636
363	Malibu Boats Inc., Class A Shares*	15,841
319	MasterCraft Boat Holdings Inc.*	6,996
1,785	Norwegian Cruise Line Holdings Ltd.*	34,611
116,341	OneSpaWorld Holdings Ltd.*	1,517,087
1,392	Peloton Interactive Inc., Class A Shares*	6,292
363	Planet Fitness Inc., Class A Shares*	22,524
228	Polaris Inc.	21,138
980	Royal Caribbean Cruises Ltd.*	120,883
126,444	Topgolf Callaway Brands Corp.*	1,800,563
4,632	Virgin Galactic Holdings Inc.*	8,060
1,022	Vista Outdoor Inc.*	31,886
457	Xponential Fitness Inc., Class A Shares*	4,607
23,363	YETI Holdings Inc.*	958,818
	Total Leisure Time	4,754,678
Lodging – 0.0%
313	Boyd Gaming Corp.	20,699
484	Century Casinos Inc.*	1,408
130	Choice Hotels International Inc.	14,552
578	Full House Resorts Inc.*	2,965
1,432	Hilton Grand Vacations Inc.*	64,268
1,027	Hilton Worldwide Holdings Inc.	209,837
195	Hyatt Hotels Corp., Class A Shares	29,950
448	Marcus Corp.	6,572
1,164	MGM Resorts International*	50,378
310	Travel + Leisure Co.	13,854
356	Wyndham Hotels & Resorts Inc.	27,252
437	Wynn Resorts Ltd.	45,972
	Total Lodging	487,707
Office Furnishings – 0.0%
818	HNI Corp.	36,655
1,042	Interface Inc., Class A Shares	16,380
1,655	Steelcase Inc., Class A Shares	22,740
	Total Office Furnishings	75,775
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – 4.8%
11,230	Abercrombie & Fitch Co., Class A Shares*	$1,434,745
1,313	Academy Sports & Outdoors Inc.	98,107
255	Advance Auto Parts Inc.	17,223
108,354	American Eagle Outfitters Inc.	2,573,407
110	America’s Car-Mart Inc.*	7,407
1,494	Arko Corp.	9,756
364	Asbury Automotive Group Inc.*	76,014
125	AutoNation Inc.*	18,725
966	Bath & Body Works Inc.	44,146
1,139	Beacon Roofing Supply Inc.*	97,829
32,217	Best Buy Co., Inc.	2,605,711
488	Big 5 Sporting Goods Corp.	2,342
636	Big Lots Inc.	3,447
18	Biglari Holdings Inc., Class B Shares*	3,118
414	BJ’s Restaurants Inc.*	14,498
560	BJ’s Wholesale Club Holdings Inc.*	40,902
1,548	Bloomin’ Brands Inc.	42,075
158	BlueLinx Holdings Inc.*	20,042
525	Boot Barn Holdings Inc.*	48,562
779	Brinker International Inc.*	36,099
545	Buckle Inc.	22,312
243	Build-A-Bear Workshop Inc.	5,817
272	Burlington Stores Inc.*	55,787
620	Caleres Inc.	23,938
664	CarMax Inc.*	52,456
669	Carrols Restaurant Group Inc.	6,335
7,432	Carvana Co., Class A Shares*	564,312
157	Casey’s General Stores Inc.	47,805
434	Cato Corp., Class A Shares	2,869
17,118	Cava Group Inc.*	999,862
43,372	Cheesecake Factory Inc.	1,534,501
223	Children’s Place Inc.*	4,291
326	Chuy’s Holdings Inc.*	11,029
3,072	Clean Energy Fuels Corp.*	9,062
391	Cracker Barrel Old Country Store Inc.	25,857
506	Darden Restaurants Inc.	86,379
642	Dave & Buster’s Entertainment Inc.*	39,637
999	Denny’s Corp.*	9,221
893	Designer Brands Inc., Class A Shares	9,430
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
1,057	Destination XL Group Inc.*	$4,217
254	Dick’s Sporting Goods Inc.	45,184
62	Dillard’s Inc., Class A Shares	25,713
281	Dine Brands Global Inc.	13,631
873	Dollar Tree Inc.*	128,052
148	Domino’s Pizza Inc.	66,356
34,890	Dutch Bros Inc., Class A Shares*	1,016,346
514	El Pollo Loco Holdings Inc.*	4,657
1,906	EVgo Inc., Class A Shares*(b)	5,642
39,133	First Watch Restaurant Group Inc.*	980,282
662	FirstCash Holdings Inc.	75,799
231	Five Below Inc.*	46,357
438	Floor & Decor Holdings Inc., Class A Shares*	53,051
1,456	Foot Locker Inc.	50,130
12,637	Freshpet Inc.*	1,428,360
1,141	GameStop Corp., Class A Shares*(b)	16,282
20,584	Gap Inc.	389,861
223	Genesco Inc.*	7,118
18,787	Genuine Parts Co.	2,804,148
723	GMS Inc.*	64,571
245	Group 1 Automotive Inc.	66,309
1,089	GrowGeneration Corp.*	2,330
521	Guess? Inc.	13,223
269	Haverty Furniture Cos Inc.	9,227
228	Hibbett Inc.	18,685
80	J Jill Inc.*	1,999
365	Jack in the Box Inc.	26,645
479	Kohl’s Corp.	13,350
15,530	Kura Sushi USA Inc., Class A Shares*	1,475,816
771	La-Z-Boy Inc.	29,290
3,176	Leslie’s Inc.*	25,090
114	Lithia Motors Inc., Class A Shares	34,093
1,161	Macy’s Inc.	20,248
385	MarineMax Inc.*	12,782
282	Movado Group Inc.	8,096
195	MSC Industrial Direct Co., Inc., Class A Shares	19,683
13,381	Murphy USA Inc.	5,580,011
55,143	National Vision Holdings Inc.*	1,290,346
963	Noodles & Co., Class A Shares*	2,417
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
501	Nordstrom Inc.	$10,506
890	Nu Skin Enterprises Inc., Class A Shares	11,125
584	ODP Corp.*	32,984
6,199	Ollie’s Bargain Outlet Holdings Inc.*	496,974
542	ONE Group Hospitality Inc.*	2,119
209	OneWater Marine Inc., Class A Shares*	5,436
580	Papa John’s International Inc.	41,696
378	Patrick Industries Inc.	45,337
207	PC Connection Inc.	13,741
86	Penske Automotive Group Inc.	13,201
376	PetMed Express Inc.	1,903
818	Portillo’s Inc., Class A Shares*	11,886
478	Potbelly Corp.*	6,635
457	PriceSmart Inc.	38,452
365	Red Robin Gourmet Burgers Inc.*	2,730
73	RH*	20,031
1,403	Ross Stores Inc.	208,991
1,921	Sally Beauty Holdings Inc.*	24,262
475	Savers Value Village Inc.*	9,614
667	Shake Shack Inc., Class A Shares*	70,915
334	Shoe Carnival Inc.	10,945
784	Signet Jewelers Ltd.	79,780
283	Sonic Automotive Inc., Class A Shares	14,858
700	Sportsman’s Warehouse Holdings Inc.*	2,527
1,721	Sweetgreen Inc., Class A Shares*	21,926
31,500	Target Corp.	4,816,980
283	Texas Roadhouse Inc., Class A Shares	42,272
505	Tile Shop Holdings Inc.*	3,510
412	Tilly’s Inc., Class A Shares*	3,168
458	Tractor Supply Co.	116,479
203	Ulta Beauty Inc.*	111,358
60,851	Urban Outfitters Inc.*	2,528,359
483	Vera Bradley Inc.*	3,767
332	Victoria’s Secret & Co.*	9,482
3,003	Walgreens Boots Alliance Inc.	63,844
74,774	Warby Parker Inc., Class A Shares*	950,378
740	Wendy’s Co.	13,401
268	Williams-Sonoma Inc.	63,122
4,851	Wingstop Inc.	1,702,944
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
51	Winmark Corp.	$19,357
58,700	Yum China Holdings Inc.	2,517,643
1,172	Yum! Brands Inc.	162,228
288	Zumiez Inc.*	5,075
	Total Retail	40,912,393
Textiles – 0.0%
265	UniFirst Corp.	44,711
Toys/Games/Hobbies – 0.0%
631	Funko Inc., Class A Shares*	4,442
550	Hasbro Inc.	27,659
154	JAKKS Pacific Inc.*	5,407
1,484	Mattel Inc.*	29,235
	Total Toys/Games/Hobbies	66,743
	TOTAL CONSUMER CYCLICAL	88,648,875
CONSUMER NON-CYCLICAL – 20.1%
Agriculture – 0.1%
131	Alico Inc.	3,630
570	Andersons Inc.	31,510
597	Bunge Global SA	56,339
668	Darling Ingredients Inc.*	28,263
1,283	Dole PLC	15,152
610	Fresh Del Monte Produce Inc.	14,597
391	Ispire Technology Inc.*(b)	3,957
317	Limoneira Co.	5,852
390	Tejon Ranch Co.*	6,486
316	Turning Point Brands Inc.	7,995
430	Universal Corp.	20,644
2,577	Vector Group Ltd.	28,759
37,498	Vital Farms Inc.*	673,839
	Total Agriculture	897,023
Beverages – 0.5%
40	Boston Beer Co., Inc., Class A Shares*	12,326
860	BRC Inc., Class A Shares*(b)	3,552
211	Brown-Forman Corp., Class A Shares	12,647
773	Brown-Forman Corp., Class B Shares	46,558
30,174	Celsius Holdings Inc.*	2,462,802
84	Coca-Cola Consolidated Inc.	70,627
806	Duckhorn Portfolio Inc.*	7,665
15,850	MGP Ingredients Inc.	1,350,103
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Beverages – (continued)
734	Molson Coors Beverage Co., Class B Shares	$45,816
422	National Beverage Corp.*	22,214
2,764	Primo Water Corp.	44,804
514	Vita Coco Co., Inc.*	13,415
516	Westrock Coffee Co.*	5,222
	Total Beverages	4,097,751
Biotechnology – 4.4%
919	2seventy bio Inc.*	4,779
717	4D Molecular Therapeutics Inc.*	20,090
1,107	89bio Inc.*	12,697
2,134	ACADIA Pharmaceuticals Inc.*	49,594
468	Actinium Pharmaceuticals Inc.*	3,992
155,606	ADMA Biologics Inc.*	834,048
10,721	Aerovate Therapeutics Inc.*	247,441
6,488	Agenus Inc.*	4,347
905	Akero Therapeutics Inc.*	24,426
843	Aldeyra Therapeutics Inc.*	3,052
1,492	Allakos Inc.*	2,208
1,490	Allogene Therapeutics Inc.*	7,316
1,294	Allovir Inc.*	953
518	Alnylam Pharmaceuticals Inc.*	78,265
589	Alpine Immune Sciences Inc.*	20,745
870	Altimmune Inc.*	10,527
400	ALX Oncology Holdings Inc.*	5,868
4,933	Amicus Therapeutics Inc.*	63,241
349	AnaptysBio Inc.*	8,910
1,306	Anavex Life Sciences Corp.*(b)	6,713
260	ANI Pharmaceuticals Inc.*	17,594
1,163	Annexon Inc.*	6,478
15,736	Apellis Pharmaceuticals Inc.*	975,160
54,881	Apogee Therapeutics Inc.*(b)	1,910,956
2,271	Arbutus Biopharma Corp.*	6,359
674	Arcellx Inc.*	44,363
422	Arcturus Therapeutics Holdings Inc.*	16,357
944	Arcus Biosciences Inc.*	18,059
1,426	Arcutis Biotherapeutics Inc.*	14,659
4,251	Ardelyx Inc.*	39,619
2,091	Arrowhead Pharmaceuticals Inc.*	67,121
592	ARS Pharmaceuticals Inc.*	4,955
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
47,996	Astria Therapeutics Inc.*	$682,503
1,703	Atara Biotherapeutics Inc.*	1,325
1,395	Atea Pharmaceuticals Inc.*	6,012
500	Aura Biosciences Inc.*	4,535
2,417	Aurinia Pharmaceuticals Inc.*	13,825
44,108	Autolus Therapeutics PLC, ADR*	264,648
1,126	Avid Bioservices Inc.*	8,648
1,300	Avidity Biosciences Inc.*	23,790
7,835	Axsome Therapeutics Inc.*	637,612
1,329	Beam Therapeutics Inc.*	52,482
1,140	BioAtla Inc.*	3,078
3,368	BioCryst Pharmaceuticals Inc.*	18,962
602	Biogen Inc.*	130,628
20,024	Biohaven Ltd.*	963,955
784	BioMarin Pharmaceutical Inc.*	67,644
55,741	Biomea Fusion Inc.*(b)	975,468
89	Bio-Rad Laboratories Inc., Class A Shares*	29,003
2,001	Bluebird Bio Inc.*	2,781
7,387	Blueprint Medicines Corp.*	690,832
2,015	Bridgebio Pharma Inc.*	68,812
627	Cabaletta Bio Inc.*	14,346
1,390	Caribou Biosciences Inc.*	10,995
2,655	Cartesian Therapeutics Inc.	1,942
718	Cassava Sciences Inc.(b)	16,500
306	Celcuity Inc.*	4,761
826	Celldex Therapeutics Inc.*	39,698
1,257	Cerevel Therapeutics Holdings Inc.*	51,537
524	Certara Inc.*	8,845
15,652	CG oncology Inc.*(b)	699,801
1,457	Cogent Biosciences Inc.*	10,199
1,681	Compass Therapeutics Inc.*	2,992
2,981	Corteva Inc.	159,543
137,168	Crinetics Pharmaceuticals Inc.*	5,615,658
436	Cullinan Oncology Inc.*	8,053
2,035	Cymabay Therapeutics Inc.*	65,507
2,189	Cytek Biosciences Inc.*	16,855
5,791	Cytokinetics Inc.*	418,342
48,037	Day One Biopharmaceuticals Inc.*	803,659
946	Deciphera Pharmaceuticals Inc.*	15,789
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
2,083	Denali Therapeutics Inc.*	$41,202
163	Disc Medicine Inc., Class A Shares*	11,193
2,290	Dynavax Technologies Corp.*	29,014
791	Dyne Therapeutics Inc.*	21,278
45,976	Edgewise Therapeutics Inc.*	750,788
1,491	Editas Medicine Inc.*	14,999
1,151	Emergent BioSolutions Inc.*	3,718
400	Entrada Therapeutics Inc.*	5,292
1,415	Erasca Inc.*	3,368
768	Evolus Inc.*	11,389
1,353	Exelixis Inc.*	29,631
478	EyePoint Pharmaceuticals Inc.*	13,006
1,931	Fate Therapeutics Inc.*	13,691
2,037	FibroGen Inc.*	3,483
340	Genelux Corp.*	2,482
1,029	Generation Bio Co.*	2,583
8,893	Geron Corp.*	17,786
1,986	Guardant Health Inc.*	37,734
2,366	Halozyme Therapeutics Inc.*	94,190
739	Harvard Bioscience Inc.*	3,200
384	HilleVax Inc.*	6,970
1,130	Humacyte Inc.*	4,916
34,089	Ideaya Biosciences Inc.*	1,523,778
239	IGM Biosciences Inc.*	3,019
662	Illumina Inc.*	92,567
2,105	ImmunityBio Inc.*(b)	9,957
954	Immunovant Inc.*	33,743
775	Incyte Corp.*	45,229
622	Inhibrx Inc.*	22,784
1,072	Innoviva Inc.*	16,380
828	Inozyme Pharma Inc.*	5,266
2,485	Insmed Inc.*	68,884
1,554	Intellia Therapeutics Inc.*	49,914
1,701	Intra-Cellular Therapies Inc.*	118,254
602	Ionis Pharmaceuticals Inc.*	27,216
26,748	Iovance Biotherapeutics Inc.*	425,561
449	iTeos Therapeutics Inc.*	4,809
12,794	Janux Therapeutics Inc.*	618,974
151	Karuna Therapeutics Inc.*	47,409
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
2,584	Karyopharm Therapeutics Inc.*	$2,997
406	Keros Therapeutics Inc.*	27,405
40,976	Kiniksa Pharmaceuticals Ltd., Class A Shares*	866,233
584	Kodiak Sciences Inc.*	3,510
4,265	Krystal Biotech Inc.*	680,140
692	Kymera Therapeutics Inc.*	29,548
45,772	Larimar Therapeutics Inc.*	526,378
2,353	Lexicon Pharmaceuticals Inc.*	5,859
298	Ligand Pharmaceuticals Inc.*	23,646
2,263	Lineage Cell Therapeutics Inc.*	2,354
857	Liquidia Corp.*	12,135
1,101	MacroGenics Inc.*	19,752
475	Maravai LifeSciences Holdings Inc., Class A Shares*	3,672
743	MeiraGTx Holdings PLC*	4,584
184	Merrimack Pharmaceuticals Inc.*	2,705
2,408	Mersana Therapeutics Inc.*	13,100
458	Mineralys Therapeutics Inc.*	7,044
199	Mirati Therapeutics Inc.*(a)(c)	139
536	Monte Rosa Therapeutics Inc.*	3,393
291	Mural Oncology PLC*	1,539
1,436	Myriad Genetics Inc.*	30,055
2,258	NeoGenomics Inc.*	35,225
318	Neumora Therapeutics Inc.*(b)	5,606
713	Nkarta Inc.*	8,613
1,575	Novavax Inc.*(b)	7,781
885	Nurix Therapeutics Inc.*	10,930
32,240	Nuvalent Inc., Class A Shares*	2,712,029
2,677	Nuvation Bio Inc.*	5,006
502	Olema Pharmaceuticals Inc.*	6,225
664	Omega Therapeutics Inc.*	2,729
1,125	Omeros Corp.*	5,063
1,284	Organogenesis Holdings Inc., Class A Shares*	4,584
1,088	Ovid Therapeutics Inc.*	3,699
621	PDS Biotechnology Corp.*	4,092
243	PepGen Inc.*	4,119
578	Phathom Pharmaceuticals Inc.*	6,185
1,011	Pliant Therapeutics Inc.*	16,045
1,531	Poseida Therapeutics Inc., Class A Shares*	6,063
7,195	Praxis Precision Medicines Inc.*	336,582
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
2,488	Precigen Inc.*	$3,832
735	Prime Medicine Inc.*	6,343
823	ProKidney Corp., Class A Shares*	1,341
1,707	Protalix BioTherapeutics Inc.*	2,782
732	Prothena Corp. PLC*	20,196
1,255	PTC Therapeutics Inc.*	35,378
540	RAPT Therapeutics Inc.*	4,628
2,438	Recursion Pharmaceuticals Inc., Class A Shares*(b)	32,815
734	REGENXBIO Inc.*	12,801
1,624	Relay Therapeutics Inc.*	16,272
750	Replimune Group Inc.*	6,435
2,620	REVOLUTION Medicines Inc.*	77,238
3,152	Rigel Pharmaceuticals Inc.*	4,791
1,158	Rocket Pharmaceuticals Inc.*	33,929
1,485	Roivant Sciences Ltd.*	16,988
1,562	Royalty Pharma PLC, Class A Shares	47,391
943	Sage Therapeutics Inc.*	20,256
1,737	Sana Biotechnology Inc.*	17,439
2,686	Sangamo Therapeutics Inc.*	3,116
376	Sarepta Therapeutics Inc.*	48,090
1,687	Savara Inc.*	8,519
1,045	Scholar Rock Holding Corp.*	16,198
1,565	Seer Inc., Class A Shares*	2,848
1,182	SpringWorks Therapeutics Inc.*	58,225
659	Stoke Therapeutics Inc.*	5,101
68,949	Structure Therapeutics Inc., ADR*	2,797,261
1,105	Sutro Biopharma Inc.*	5,426
1,179	Syndax Pharmaceuticals Inc.*	27,636
814	Tango Therapeutics Inc.*	9,060
11,051	Tarsus Pharmaceuticals Inc.*	422,369
427	Tela Bio Inc.*	2,887
1,104	Tenaya Therapeutics Inc.*	6,569
782	Terns Pharmaceuticals Inc.*	5,724
2,444	TG Therapeutics Inc.*	42,086
1,030	Theravance Biopharma Inc.*	9,754
343	Third Harmonic Bio Inc.*	3,478
1,318	Travere Therapeutics Inc.*	9,964
256	Tyra Biosciences Inc.*	5,117
14,032	Ultragenyx Pharmaceutical Inc.*	725,735
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
190	United Therapeutics Corp.*	$42,872
354	UroGen Pharma Ltd.*	6,489
830	Ventyx Biosciences Inc.*	5,876
13,548	Vera Therapeutics Inc., Class A Shares*	637,840
1,289	Veracyte Inc.*	30,356
843	Vericel Corp.*	38,508
919	Verve Therapeutics Inc.*	15,669
1,715	Viking Therapeutics Inc.*	132,141
1,506	Vir Biotechnology Inc.*	16,927
764	Viridian Therapeutics Inc.*	14,294
1,097	WaVe Life Sciences Ltd.*	5,277
3,203	X4 Pharmaceuticals Inc.*	3,109
1,033	Xencor Inc.*	23,707
105,922	Xenon Pharmaceuticals Inc.*	4,999,518
186	XOMA Corp.*	4,522
1,037	Zentalis Pharmaceuticals Inc.*	15,462
597	Zevra Therapeutics Inc.*	4,024
995	Zymeworks Inc.*	11,950
	Total Biotechnology	37,409,437
Commercial Services – 4.6%
1,459	2U Inc.*	657
553	Aaron’s Co., Inc.	4,286
1,167	ABM Industries Inc.	48,209
668	Acacia Research Corp.*	2,699
905	ADT Inc.	6,570
8,632	Adtalem Global Education Inc.*	427,284
925	Affirm Holdings Inc., Class A Shares*	34,706
844	Alarm.com Holdings Inc.*	63,882
7,571	Alight Inc., Class A Shares*	68,215
418	Alta Equipment Group Inc.	4,799
700	AMN Healthcare Services Inc.*	39,389
30,677	API Group Corp.*	1,075,229
147,964	Arlo Technologies Inc.*	1,540,305
87	Avis Budget Group Inc.	9,399
1,723	Bakkt Holdings Inc.*(b)	999
121	Barrett Business Services Inc.	14,761
2,269	Block Inc., Class A Shares*	180,317
545	Booz Allen Hamilton Holding Corp., Class A Shares	80,502
244	Bright Horizons Family Solutions Inc.*	28,026
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
773	BrightView Holdings Inc.*	$6,733
812	Brink’s Co.	67,258
988	Cadiz Inc.*	2,865
248	Carriage Services Inc., Class A Shares	6,155
250	Cass Information Systems Inc.	12,080
845	CBIZ Inc.*	63,823
2,108	Chegg Inc.*	18,846
317	Cimpress PLC*	31,069
358	Cintas Corp.	225,042
929	Cipher Mining Inc.*(b)	2,750
2,018	Clarivate PLC*	14,489
69,135	Cleanspark Inc.*	1,155,937
2,021	CoreCivic Inc.*	30,780
154	CorVel Corp.*	37,576
1,690	CoStar Group Inc.*	147,081
2,296	Coursera Inc.*	36,897
123	CRA International Inc.	16,302
617	Cross Country Healthcare Inc.*	11,273
1,054	Custom Truck One Source Inc.*	6,767
782	Deluxe Corp.	15,179
165	Distribution Solutions Group Inc.*	5,183
273	Driven Brands Holdings Inc.*	3,765
1,174	Dun & Bradstreet Holdings Inc.	12,374
422	Emerald Holding Inc.*	2,262
464	Ennis Inc.	9,428
16,510	Equifax Inc.	4,516,971
202	Euronet Worldwide Inc.*	22,107
621	European Wax Center Inc., Class A Shares*	8,806
1,152	EVERTEC Inc.	41,622
984	First Advantage Corp.	15,409
301	FleetCor Technologies Inc.*	84,060
19,918	Flywire Corp.*	565,472
219	Forrester Research Inc.*	4,417
212	Franklin Covey Co.*	8,094
141	FTI Consulting Inc.*	29,170
321	Gartner Inc.*	149,445
2,150	GEO Group Inc.*	26,381
47,963	Global Payments Inc.	6,220,801
63	Graham Holdings Co., Class B Shares	44,247
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
4,610	Grand Canyon Education Inc.*	$621,428
840	Green Dot Corp., Class A Shares*	6,896
494	GXO Logistics Inc.*	25,569
642	H&R Block Inc.	31,426
453	Hackett Group Inc.	11,198
1,338	Healthcare Services Group Inc.*	17,073
362	Heidrick & Struggles International Inc.	12,308
7,453	Herc Holdings Inc.	1,182,642
593	Hertz Global Holdings Inc.*	4,655
49,252	Huron Consulting Group Inc.*	4,833,099
413	I3 Verticals Inc., Class A Shares*	8,801
330	ICF International Inc.	51,101
616	Information Services Group Inc.	2,667
641	Insperity Inc.	65,247
656	John Wiley & Sons Inc., Class A Shares	21,878
579	Kelly Services Inc., Class A Shares	14,203
345	Kforce Inc.	24,026
49,569	Korn Ferry	3,155,563
2,317	Laureate Education Inc., Class A Shares	31,071
2,222	Legalzoom.com Inc.*	27,553
433	Lincoln Educational Services Corp.*	4,356
1,163	LiveRamp Holdings Inc.*	40,682
215	ManpowerGroup Inc.	15,514
30,536	Marathon Digital Holdings Inc.*	790,882
156	MarketAxess Holdings Inc.	33,292
8,630	Marqeta Inc., Class A Shares*	56,354
529	Matthews International Corp., Class A Shares	15,309
193	Medifast Inc.	7,737
37,160	Mister Car Wash Inc.*	308,056
559	Monro Inc.	18,766
109	Morningstar Inc.	32,546
260	National Research Corp.	10,483
177	Paylocity Holding Corp.*	29,844
4,693	Payoneer Global Inc.*	22,808
601	Paysafe Ltd.*	8,654
1,196	Perdoceo Education Corp.	21,301
86,162	Performant Financial Corp.*	250,731
821	PROG Holdings Inc.*	25,344
1,384	Progyny Inc.*	50,544
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
554	Quad/Graphics Inc.	$3,318
16,601	Quanta Services Inc.	4,009,308
663	R1 RCM Inc.*	9,315
763	RB Global Inc.	57,919
43,868	Remitly Global Inc.*	904,558
1,471	Repay Holdings Corp., Class A Shares*	12,783
593	Resources Connection Inc.	8,201
3,422	Riot Platforms Inc.*	48,319
444	Robert Half Inc.	35,698
1,074	Rollins Inc.	47,331
5,882	Sabre Corp.*	15,587
619	Service Corp. International	45,305
234	Shift4 Payments Inc., Class A Shares*	19,239
176	SoundThinking Inc.*	3,061
353	SP Plus Corp.*	18,148
579	Sterling Check Corp.*	9,073
5,123	StoneCo Ltd., Class A Shares*	88,167
401	Strategic Education Inc.	44,427
27,554	Stride Inc.*	1,646,352
571	Target Hospitality Corp.*	5,527
2,383	Terawulf Inc.*	4,468
744	Textainer Group Holdings Ltd.	37,126
1,497	Toast Inc., Class A Shares*	34,431
133	Transcat Inc.*	13,986
810	TransUnion	62,880
576	TriNet Group Inc.*	73,734
557	TrueBlue Inc.*	6,545
1,540	Udemy Inc.*	17,402
47	U-Haul Holding Co.*	3,026
425	U-Haul Holding Co. (Non-Voting)	27,017
279	United Rentals Inc.	193,422
593	Universal Technical Institute Inc.*	8,919
977	Upbound Group Inc.	32,984
209	V2X Inc.*	8,047
67,472	Valvoline Inc.*	2,877,006
596	Verisk Analytics Inc., Class A Shares	144,172
511	Vestis Corp.	9,586
370	Viad Corp.*	13,775
180	WEX Inc.*	39,551
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
222	Willdan Group Inc.*	$4,635
829	WillScot Mobile Mini Holdings Corp.*	39,585
988	WW International Inc.*	3,083
1,231	ZipRecruiter Inc., Class A Shares*	15,658
	Total Commercial Services	39,903,431
Cosmetics/Personal Care – 0.6%
1,496	Beauty Health Co.*	4,982
1,537	Coty Inc., Class A Shares*	19,305
906	Edgewell Personal Care Co.	34,600
19,387	elf Beauty Inc.*	4,042,771
7,277	Inter Parfums Inc.	1,067,681
671	Waldencast PLC, Class A Shares*	4,482
	Total Cosmetics/Personal Care	5,173,821
Food – 1.7%
1,753	Albertsons Cos. Inc., Class A Shares	35,551
1,282	B&G Foods Inc.	14,807
1,078	Beyond Meat Inc.*(b)	11,524
318	Calavo Growers Inc.	9,177
756	Cal-Maine Foods Inc.	43,462
807	Campbell Soup Co.	34,410
634	Chefs’ Warehouse Inc.*	24,098
1,997	Conagra Brands Inc.	56,076
801	Flowers Foods Inc.	17,958
409	Grocery Outlet Holding Corp.*	10,548
78,158	Hain Celestial Group Inc.*	781,580
745	HF Foods Group Inc.*	2,801
1,216	Hormel Foods Corp.	42,949
251	Ingles Markets Inc., Class A Shares	19,330
25,925	Ingredion Inc.	3,049,558
266	J & J Snack Foods Corp.	38,591
423	JM Smucker Co.	50,832
161	John B Sanfilippo & Son Inc.	16,482
1,090	Kellanova	60,114
1,561	Krispy Kreme Inc.	20,199
2,729	Kroger Co.	135,386
610	Lamb Weston Holdings Inc.	62,348
9,925	Lancaster Colony Corp.	2,053,681
1,052	McCormick & Co., Inc.	72,441
888	Mission Produce Inc.*	9,368
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Food – (continued)
52	Nathan’s Famous Inc.	$3,653
212	Natural Grocers by Vitamin Cottage Inc.	3,513
46,551	Performance Food Group Co.*	3,573,720
178	Pilgrim’s Pride Corp.*	5,668
227	Post Holdings Inc.*	23,644
44,125	Real Good Food Co., Inc., Class A Shares*	51,185
1	Seaboard Corp.	3,288
95	Seneca Foods Corp., Class A Shares*	4,813
1,598	Simply Good Foods Co.*	56,697
620	SpartanNash Co.	13,063
17,053	Sprouts Farmers Market Inc.*	1,064,789
1,700	SunOpta Inc.*	11,951
73,939	TreeHouse Foods Inc.*	2,646,277
1,166	Tyson Foods Inc., Class A Shares	63,244
1,051	United Natural Foods Inc.*	16,406
954	US Foods Holding Corp.*	48,454
1,287	Utz Brands Inc.	22,767
161	Village Super Market Inc., Class A Shares	4,403
294	Weis Markets Inc.	19,092
285	WK Kellogg Co.	4,172
	Total Food	14,314,070
Healthcare-Products – 3.7%
392	10X Genomics Inc., Class A Shares*	18,283
1,695	Accuray Inc.*	4,407
2,059	Adaptive Biotechnologies Corp.*	8,462
1,204	Agilent Technologies Inc.	165,381
580	Akoya Biosciences Inc.*	3,329
319	Align Technology Inc.*	96,472
131,760	Alphatec Holdings Inc.*	1,769,537
682	AngioDynamics Inc.*	3,744
713	Artivion Inc.*	13,761
823	AtriCure Inc.*	28,780
25	Atrion Corp.	9,200
827	Avanos Medical Inc.*	15,357
2,830	Avantor Inc.*	69,731
455	Avita Medical Inc.*	8,249
744	Axogen Inc.*	7,857
864	Axonics Inc.*	58,700
275	Azenta Inc.*	17,916
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
2,117	Baxter International Inc.	$86,628
637	BioLife Solutions Inc.*	10,765
654	Bio-Techne Corp.	48,115
449	Bruker Corp.	38,856
3,117	Butterfly Network Inc.*	3,709
966	CareDx Inc.*	10,278
458	Castle Biosciences Inc.*	8,271
3,215	Cerus Corp.*	7,009
541	ClearPoint Neuro Inc.*	3,457
540	CONMED Corp.	43,373
816	Cooper Cos., Inc.	76,378
205	CVRx Inc.*	4,024
892	DENTSPLY SIRONA Inc.	29,151
1,036	Embecta Corp.	14,794
226	Enovis Corp.*	13,517
68,407	Envista Holdings Corp.*	1,412,605
750	Exact Sciences Corp.*	43,148
14,338	Glaukos Corp.*	1,270,203
43,765	Globus Medical Inc., Class A Shares*	2,362,872
881	Haemonetics Corp.*	64,295
1,018	Hologic Inc.*	75,128
88	ICU Medical Inc.*	9,612
344	IDEXX Laboratories Inc.*	197,879
940	Inari Medical Inc.*	43,353
334	InfuSystem Holdings Inc.*	3,090
1,366	Inmode Ltd.*	30,052
410	Inogen Inc.*	2,727
3,206	Inspire Medical Systems Inc.*	574,002
291	Insulet Corp.*	47,724
8,246	Integer Holdings Corp.*	909,451
72,041	Integra LifeSciences Holdings Corp.*	2,659,033
137	iRadimed Corp.	5,750
540	iRhythm Technologies Inc.*	64,071
1,194	Lantheus Holdings Inc.*	78,064
11,689	LeMaitre Vascular Inc.	818,230
7,280	LivaNova PLC*	399,017
184	Masimo Corp.*	23,651
1,584	MaxCyte Inc.*	7,286
999	Merit Medical Systems Inc.*	76,124
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
2,067	MiMedx Group Inc.*	$16,867
21,102	Natera Inc.*	1,825,112
885	Nautilus Biotechnology Inc., Class A Shares*	2,381
3,829	Neogen Corp.*	65,821
640	Nevro Corp.*	9,318
462	Novocure Ltd.*	7,073
1,705	OmniAb Inc.*	9,957
794	Omnicell Inc.*	20,835
1,323	OraSure Technologies Inc.*	9,519
375	Orchestra BioMed Holdings Inc.*	2,415
645	Orthofix Medical Inc.*	8,424
289	OrthoPediatrics Corp.*	7,936
4,451	Pacific Biosciences of California Inc.*	24,614
799	Paragon 28 Inc.*	9,972
1,514	Patterson Cos Inc.	41,014
153	Penumbra Inc.*	35,943
28,105	PROCEPT BioRobotics Corp.*	1,358,596
679	Pulmonx Corp.*	6,260
284	Pulse Biosciences Inc.*(b)	2,806
928	QIAGEN NV*	39,709
630	Quanterix Corp.*	15,095
1,784	Quantum-Si Inc.*	2,979
42,723	QuidelOrtho Corp.*	1,948,169
234	Repligen Corp.*	45,394
608	ResMed Inc.	105,622
52,030	Revvity Inc.	5,701,968
30,484	RxSight Inc.*	1,663,512
91	Sanara Medtech Inc.*	3,462
88	Semler Scientific Inc.*	4,151
153	Shockwave Medical Inc.*	39,913
626	SI-BONE Inc.*	10,861
697	Silk Road Medical Inc.*	12,539
859	STAAR Surgical Co.*	26,835
415	STERIS PLC	96,658
253	Surmodics Inc.*	8,071
434	Tactile Systems Technology Inc.*	6,619
21,941	Tandem Diabetes Care Inc.*	584,289
198	Teleflex Inc.	44,112
41,205	TransMedics Group Inc.*	3,362,328
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
821	Treace Medical Concepts Inc.*	$11,034
16,580	Twist Bioscience Corp.*	651,428
126	UFP Technologies Inc.*	26,247
62	Utah Medical Products Inc.	4,351
699	Varex Imaging Corp.*	12,023
245	Waters Corp.*	82,668
309	West Pharmaceutical Services Inc.	110,733
879	Zimmer Biomet Holdings Inc.	109,312
470	Zimvie Inc.*	7,967
346	Zynex Inc.*	4,692
	Total Healthcare-Products	32,082,462
Healthcare-Services – 1.8%
4,795	23andMe Holding Co., Class A Shares*	2,733
379	Acadia Healthcare Co., Inc.*	31,628
1,222	Accolade Inc.*	12,526
278	Addus HomeCare Corp.*	25,654
548	Agiliti Inc.*	5,409
1,232	agilon health Inc.*	7,552
20,151	Amedisys Inc.*	1,874,446
4,438	American Well Corp., Class A Shares*	4,793
761	Astrana Health Inc.*	34,275
870	Aveanna Healthcare Holdings Inc.*	2,062
3,359	Brookdale Senior Living Inc.*	19,213
47	CareMax Inc.*	361
758	Catalent Inc.*	43,464
213	Charles River Laboratories International Inc.*	54,142
62	Chemed Corp.	38,820
2,329	Community Health Systems Inc.*	6,498
229	DaVita Inc.*	29,076
1,431	DocGo Inc.*	5,824
59,968	Encompass Health Corp.	4,461,619
913	Enhabit Inc.*	8,217
991	Ensign Group Inc.	123,796
383	Fortrea Holdings Inc.*	14,378
372	Fulgent Genetics Inc.*	8,392
6,623	Ginkgo Bioworks Holdings Inc.*(b)	10,067
1,527	HealthEquity Inc.*	126,145
21,200	Humana Inc.	7,426,784
341	ICON PLC, ADR*	109,331
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Services – (continued)
485	Innovage Holding Corp.*	$2,347
750	IQVIA Holdings Inc.*	185,370
339	Joint Corp.*	3,343
349	Laboratory Corp. of America Holdings	75,325
1,913	LifeStance Health Group Inc.*	15,974
99	Medpace Holdings Inc.*	39,354
235	ModivCare Inc.*	6,589
242	Molina Healthcare Inc.*	95,326
891	Nano-X Imaging Ltd.*(b)	9,944
224	National HealthCare Corp.	22,100
7,298	OPKO Health Inc.*(b)	7,298
32,103	Oscar Health Inc., Class A Shares*	521,995
1,501	Pediatrix Medical Group Inc.*	13,734
533	Pennant Group Inc.*	9,940
470	Quest Diagnostics Inc.	58,698
739	Quipt Home Medical Corp.*	3,170
1,054	RadNet Inc.*	39,904
1,832	Select Medical Holdings Corp.	49,885
438	Sotera Health Co.*	6,574
1,389	Surgery Partners Inc.*	43,101
700	Teladoc Health Inc.*	10,556
426	Tenet Healthcare Corp.*	39,618
256	Universal Health Services Inc., Class B Shares	42,767
260	US Physical Therapy Inc.	27,630
622	Viemed Healthcare Inc.*	5,262
	Total Healthcare-Services	15,823,009
Household Products/Wares – 0.1%
1,686	ACCO Brands Corp.	9,408
339	Avery Dennison Corp.	73,404
180	Central Garden & Pet Co.	7,897
917	Central Garden & Pet Co., Class A Shares	34,562
1,022	Church & Dwight Co., Inc.	102,323
518	Clorox Co.	79,415
424	Helen of Troy Ltd.*	53,000
591	Quanex Building Products Corp.	20,437
242	Reynolds Consumer Products Inc.	7,139
172	Spectrum Brands Holdings Inc.	13,832
239	WD-40 Co.	64,145
	Total Household Products/Wares	465,562
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Pharmaceuticals – 2.6%
619	ACELYRIN Inc.*	$5,231
1,273	Aclaris Therapeutics Inc.*	1,515
1,715	AdaptHealth Corp., Class A Shares*	17,544
986	Agios Pharmaceuticals Inc.*	31,868
1,171	Alector Inc.*	8,162
2,912	Alkermes PLC*	86,457
2,220	Amneal Pharmaceuticals Inc.*	12,254
672	Amphastar Pharmaceuticals Inc.*	31,295
908	Amylyx Pharmaceuticals Inc.*	17,116
265	Anika Therapeutics Inc.*	6,434
878	Arvinas Inc.*	40,370
1,620	Assertio Holdings Inc.*	1,432
31,020	Avadel Pharmaceuticals PLC, ADR*	396,436
46,129	BellRing Brands Inc.*	2,627,047
1,016	Cardinal Health Inc.	113,772
1,787	Catalyst Pharmaceuticals Inc.*	28,646
676	Cencora Inc.	159,266
35,539	Centessa Pharmaceuticals PLC, ADR*	373,515
3,379	Citius Pharmaceuticals Inc.*	2,596
1,851	Coherus Biosciences Inc.*	4,220
623	Collegium Pharmaceutical Inc.*	22,870
1,416	Corcept Therapeutics Inc.*	33,276
959	CorMedix Inc.*	3,395
1,616	DexCom Inc.*	185,953
236	Eagle Pharmaceuticals Inc.*	1,383
2,077	Elanco Animal Health Inc.*	33,004
365	Enanta Pharmaceuticals Inc.*	5,245
436	Enliven Therapeutics Inc.*	6,963
411	Fennec Pharmaceuticals Inc.*	3,892
484	Foghorn Therapeutics Inc.*	3,741
1,615	Gritstone bio Inc.*	4,522
588	Harmony Biosciences Holdings Inc.*	18,875
540	Harrow Inc.*	5,846
548	Henry Schein Inc.*	41,906
1,755	Herbalife Ltd.*	15,497
2,333	Heron Therapeutics Inc.*	6,206
414	Immuneering Corp., Class A Shares*	2,567
49,523	Ironwood Pharmaceuticals Inc., Class A Shares*	467,002
257	Jazz Pharmaceuticals PLC*	30,557
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Pharmaceuticals – (continued)
35,589	KalVista Pharmaceuticals Inc.*	$485,790
1,278	Kura Oncology Inc.*	26,940
12,995	Longboard Pharmaceuticals Inc.*	288,229
3,150	Lyell Immunopharma Inc.*	9,198
266	Madrigal Pharmaceuticals Inc.*	62,829
4,582	MannKind Corp.*	18,832
937	Marinus Pharmaceuticals Inc.*	8,902
59,765	Merus NV*	2,897,407
445	Mirum Pharmaceuticals Inc.*	12,776
621	Morphic Holding Inc.*	22,946
241	Nature’s Sunshine Products Inc.*	4,278
406	Neurocrine Biosciences Inc.*	52,942
1,419	Ocular Therapeutix Inc.*	14,275
1,819	Optinose Inc.*	3,238
2,984	Option Care Health Inc.*	96,294
1,087	Organon & Co.	18,925
712	ORIC Pharmaceuticals Inc.*	9,071
1,321	Owens & Minor Inc.*	32,140
809	Pacira BioSciences Inc.*	24,043
574	Perrigo Co. PLC	15,073
29,379	PetIQ Inc., Class A Shares*	534,992
371	Phibro Animal Health Corp., Class A Shares	4,797
702	PMV Pharmaceuticals Inc.*	1,299
512	Premier Inc., Class A Shares	10,680
75,741	Prestige Consumer Healthcare Inc.*	5,270,059
23,513	Protagonist Therapeutics Inc.*	714,325
1,492	Revance Therapeutics Inc.*	10,653
47,669	Rhythm Pharmaceuticals Inc.*	2,069,788
530	scPharmaceuticals Inc.*	3,191
1,780	Seres Therapeutics Inc.*	2,029
837	SIGA Technologies Inc.	4,361
2,119	Summit Therapeutics Inc.*(b)	9,620
873	Supernus Pharmaceuticals Inc.*	25,928
148	Taro Pharmaceutical Industries Ltd.*	6,226
1,072	Trevi Therapeutics Inc.*	3,130
205	USANA Health Sciences Inc.*	9,893
1,028	Vanda Pharmaceuticals Inc.*	4,595
60,997	Vaxcyte Inc.*	4,502,799
536	Verrica Pharmaceuticals Inc.*	2,825
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Pharmaceuticals – (continued)
5,023	Viatris Inc.	$62,135
579	Voyager Therapeutics Inc.*	4,817
2,427	Xeris Biopharma Holdings Inc.*	7,463
675	Y-mAbs Therapeutics Inc.*	11,273
	Total Pharmaceuticals	22,238,882
	TOTAL CONSUMER NON-CYCLICAL	172,405,448
ENERGY – 4.0%
Coal – 0.0%
208	Alpha Metallurgical Resources Inc.	78,468
322	Arch Resources Inc.	53,223
550	CONSOL Energy Inc.	47,201
427	Hallador Energy Co.*	3,245
74	NACCO Industries Inc., Class A Shares	2,459
2,060	Peabody Energy Corp.	51,026
411	Ramaco Resources Inc., Class A Shares	7,225
1,500	SunCoke Energy Inc.	16,065
912	Warrior Met Coal Inc.	51,957
	Total Coal	310,869
Energy-Alternate Sources – 0.0%
2,665	Array Technologies Inc.*	36,351
1,790	Energy Vault Holdings Inc.*	3,007
558	Enphase Energy Inc.*	70,872
570	Enviva Inc.	228
1,957	Eos Energy Enterprises Inc.*	1,863
446	First Solar Inc.*	68,635
1,014	Fluence Energy Inc., Class A Shares*	15,504
7,479	FuelCell Energy Inc.*	8,900
480	FutureFuel Corp.	2,846
4,241	Gevo Inc.*	3,781
1,030	Green Plains Inc.*	21,939
550	Maxeon Solar Technologies Ltd.*	2,206
1,207	Montauk Renewables Inc.*	6,856
2,247	Plug Power Inc.*(b)	7,932
281	REX American Resources Corp.*	12,358
3,019	Shoals Technologies Group Inc., Class A Shares*	38,734
2,589	Stem Inc.*(b)	6,939
1,805	Sunnova Energy International Inc.*(b)	13,140
1,595	SunPower Corp., Class A Shares*(b)	4,960
914	Sunrun Inc.*	11,005
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Energy-Alternate Sources – (continued)
941	TPI Composites Inc.*	$2,625
	Total Energy-Alternate Sources	340,681
Oil & Gas – 3.2%
658	Amplify Energy Corp.*	3,974
1,194	Antero Resources Corp.*	30,686
1,303	APA Corp.	38,816
1,383	Berry Corp.	9,750
3,898	Borr Drilling Ltd.*	23,466
1,262	California Resources Corp.	65,839
1,081	Callon Petroleum Co.*	33,684
74,433	Chesapeake Energy Corp.	6,161,564
760	Chord Energy Corp.	123,462
54,720	Civitas Resources Inc.	3,758,170
2,800	CNX Resources Corp.*	58,660
1,643	Comstock Resources Inc.	14,048
3,126	Coterra Energy Inc.	80,588
1,386	Crescent Energy Co., Class A Shares	15,495
530	CVR Energy Inc.	17,585
1,154	Delek US Holdings Inc.	29,439
2,680	Devon Energy Corp.	118,081
1,806	Diamond Offshore Drilling Inc.*	20,029
16,235	Diamondback Energy Inc.	2,963,212
322	Empire Petroleum Corp.*	1,909
1,512	EQT Corp.	56,171
568	Evolution Petroleum Corp.	3,328
591	Granite Ridge Resources Inc.	3,635
195	Gulfport Energy Corp.*	27,688
1,711	Helmerich & Payne Inc.	65,685
1,161	Hess Corp.	169,216
595	HF Sinclair Corp.	33,022
221	HighPeak Energy Inc.(b)	3,662
8,029	Kosmos Energy Ltd.*	49,298
3,222	Magnolia Oil & Gas Corp., Class A Shares	73,075
2,494	Marathon Oil Corp.	60,480
17,436	Matador Resources Co.	1,101,083
2,707	Murphy Oil Corp.	107,387
163	Nabors Industries Ltd.*	12,774
2,047	Noble Corp. PLC	85,585
1,584	Northern Oil & Gas Inc.	56,596
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
104,178	Ovintiv Inc.	$5,147,435
977	Par Pacific Holdings Inc.*	35,289
6,209	Patterson-UTI Energy Inc.	71,838
1,997	PBF Energy Inc., Class A Shares	93,260
295,824	Permian Resources Corp., Class A Shares	4,603,021
1,835	Phillips 66	261,506
988	Range Resources Corp.	31,241
160	Riley Exploration Permian Inc.	3,784
2,186	Ring Energy Inc.*	3,126
583	SandRidge Energy Inc.	7,602
892	Seadrill Ltd.*	37,642
320	SilverBow Resources Inc.*	9,085
1,427	Sitio Royalties Corp., Class A Shares	32,564
2,108	SM Energy Co.	92,267
4,633	Southwestern Energy Co.*	32,292
2,433	Talos Energy Inc.*	32,091
9,681	Tellurian Inc.*	7,686
24	Texas Pacific Land Corp.	37,810
1,976	VAALCO Energy Inc.	8,813
1,078	Valaris Ltd.*	67,968
1,183	Vertex Energy Inc.*(b)	1,597
420	Vital Energy Inc.*	21,139
455	Vitesse Energy Inc.	10,342
1,811	W&T Offshore Inc.	5,469
10,477	Weatherford International PLC*	1,075,045
	Total Oil & Gas	27,207,054
Oil & Gas Services – 0.7%
2,461	Archrock Inc.	44,962
540	Aris Water Solutions Inc., Class A Shares	6,502
292	Atlas Energy Solutions Inc., Class A Shares	5,507
4,234	Baker Hughes Co., Class A Shares	125,284
427	Bristow Group Inc.*	11,508
95,532	ChampionX Corp.	2,967,224
836	Core Laboratories Inc.	12,515
357	DMC Global Inc.*	5,955
1,895	DNOW Inc.*	26,814
609	Dril-Quip Inc.*	13,763
1,559	Expro Group Holdings NV*	27,891
176	Forum Energy Technologies Inc.*	3,522
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas Services – (continued)
3,754	Halliburton Co.	$131,653
2,551	Helix Energy Solutions Group Inc.*	22,959
317	KLX Energy Services Holdings Inc.*	2,574
278	Kodiak Gas Services Inc.	7,089
2,924	Liberty Energy Inc., Class A Shares	62,515
1,365	Newpark Resources Inc.*	8,777
1,653	NOV Inc.	27,936
1,772	Oceaneering International Inc.*	35,015
1,150	Oil States International Inc.*	6,199
471	ProFrac Holding Corp., Class A Shares*	3,853
1,762	ProPetro Holding Corp.*	13,039
272	Ranger Energy Services Inc., Class A Shares	2,853
1,532	RPC Inc.	11,321
450	SEACOR Marine Holdings Inc.*	4,725
1,470	Select Water Solutions Inc., Class A Shares	12,554
576	Solaris Oilfield Infrastructure Inc., Class A Shares	4,879
64,794	TechnipFMC PLC	1,405,382
2,254	TETRA Technologies Inc.*	8,791
13,982	Tidewater Inc.*	979,159
1,346	US Silica Holdings Inc.*	15,479
	Total Oil & Gas Services	6,018,199
Pipelines – 0.1%
1,446	Antero Midstream Corp.	19,376
988	Cheniere Energy Inc.	153,338
412	DT Midstream Inc.	23,744
7,676	Equitrans Midstream Corp.	82,056
327	Excelerate Energy Inc., Class A Shares	5,134
1,787	Golar LNG Ltd.	36,258
312	Kinetik Holdings Inc., Class A Shares	11,020
282	New Fortress Energy Inc., Class A Shares	9,912
1,583	NextDecade Corp.*	7,266
2,398	ONEOK Inc.	180,138
936	Targa Resources Corp.	91,953
5,088	Williams Cos., Inc.	182,863
	Total Pipelines	803,058
	TOTAL ENERGY	34,679,861
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – 19.2%
Banks – 6.2%
301	1st Source Corp.	$14,984
151	ACNB Corp.	5,321
340	Alerus Financial Corp.	7,415
319	Amalgamated Financial Corp.	7,363
473	Amerant Bancorp Inc., Class A Shares	10,023
190	American National Bankshares Inc.	8,573
1,167	Ameris Bancorp	54,067
151	Ames National Corp.	2,864
268	Arrow Financial Corp.	6,427
2,669	Associated Banc-Corp.	55,622
1,326	Atlantic Union Bankshares Corp.	44,103
390	BancFirst Corp.	34,219
28,220	Bancorp Inc.*	1,259,741
168	Bank First Corp.	14,532
693	Bank of Hawaii Corp.	41,774
285	Bank of Marin Bancorp	4,734
3,174	Bank of New York Mellon Corp.	178,030
890	Bank of NT Butterfield & Son Ltd.	26,602
461	Bank OZK	20,192
101	Bank7 Corp.	2,829
1,318	BankUnited Inc.	35,349
135	Bankwell Financial Group Inc.	3,438
608	Banner Corp.	26,655
277	Bar Harbor Bankshares	6,986
214	BayCom Corp.	4,284
279	BCB Bancorp Inc.	2,927
433	Blue Foundry Bancorp*	4,079
123	BOK Financial Corp.	10,456
375	Bridgewater Bancshares Inc.*	4,444
116	Burke & Herbert Financial Services Corp.	6,343
440	Business First Bancshares Inc.	9,878
453	Byline Bancorp Inc.	9,441
60	C&F Financial Corp.	3,206
3,204	Cadence Bank	88,687
139	Cambridge Bancorp	8,793
263	Camden National Corp.	8,358
178	Capital Bancorp Inc.	3,665
244	Capital City Bank Group Inc.	6,917
350	Capstar Financial Holdings Inc.	6,563
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
427	Carter Bankshares Inc.*	$5,636
1,226	Cathay General Bancorp	47,875
488	Central Pacific Financial Corp.	9,106
176	Central Valley Community Bancorp	3,289
62	Chemung Financial Corp.	2,641
155	ChoiceOne Financial Services Inc.	4,125
271	Citizens & Northern Corp.	4,976
1,988	Citizens Financial Group Inc.	62,403
70	Citizens Financial Services Inc.	3,273
16,659	City Holding Co.	1,673,896
281	Civista Bancshares Inc.	4,221
384	CNB Financial Corp.	7,676
198	Coastal Financial Corp.*	7,601
172	Codorus Valley Bancorp Inc.	3,959
305	Colony Bankcorp Inc.	3,459
172,674	Columbia Banking System Inc.	3,125,399
558	Comerica Inc.	27,554
508	Commerce Bancshares Inc.	26,436
940	Community Bank System Inc.	42,582
283	Community Trust Bancorp Inc.	11,252
670	ConnectOne Bancorp Inc.	13,259
818	CrossFirst Bankshares Inc.*	10,528
251	Cullen/Frost Bankers Inc.	27,236
35,913	Customers Bancorp Inc.*	1,950,435
2,350	CVB Financial Corp.	39,997
631	Dime Community Bancshares Inc.	11,825
533	Eagle Bancorp Inc.	12,696
593	East West Bancorp Inc.	43,206
2,740	Eastern Bankshares Inc.	35,401
174	Enterprise Bancorp Inc.	4,715
645	Enterprise Financial Services Corp.	25,748
272	Equity Bancshares Inc., Class A Shares	8,658
129	Esquire Financial Holdings Inc.	6,551
92	Evans Bancorp Inc.	2,732
232	Farmers & Merchants Bancorp Inc.	4,686
670	Farmers National Banc Corp.	9,032
634	FB Financial Corp.	22,596
85	Fidelity D&D Bancorp Inc.	4,245
2,845	Fifth Third Bancorp	97,697
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
276	Financial Institutions Inc.	$5,067
3,127	First BanCorp (Puerto Rico)	53,096
710	First Bancorp (Southern Pines NC)	24,225
178	First Bancorp Inc.	4,204
551	First Bancshares Inc.	13,681
380	First Bank	5,096
928	First Busey Corp.	21,400
143	First Business Financial Services Inc.	5,045
4,746	First Citizens BancShares Inc., Class A Shares	7,469,302
1,821	First Commonwealth Financial Corp.	23,728
321	First Community Bankshares Inc.	10,638
174	First Community Corp.	2,859
1,666	First Financial Bancorp	36,152
2,294	First Financial Bankshares Inc.	70,976
217	First Financial Corp.	8,079
925	First Foundation Inc.	7,335
552	First Hawaiian Inc.	11,570
236,912	First Horizon Corp.	3,340,459
122,767	First Interstate BancSystem Inc., Class A Shares	3,231,227
1,047	First Merchants Corp.	34,760
349	First Mid Bancshares Inc.	10,575
388	First of Long Island Corp.	4,322
232	Five Star Bancorp	5,505
1,526	FNB Corp.	20,357
2,876	Fulton Financial Corp.	44,290
295	FVCBankcorp Inc.*	3,572
505	German American Bancorp Inc.	15,887
1,963	Glacier Bancorp Inc.	73,455
166	Great Southern Bancorp Inc.	8,655
152	Guaranty Bancshares Inc.	4,372
1,528	Hancock Whitney Corp.	66,621
556	Hanmi Financial Corp.	8,401
775	HarborOne Bancorp Inc.	7,890
244	HBT Financial Inc.	4,651
752	Heartland Financial USA Inc.	25,568
1,082	Heritage Commerce Corp.	8,970
630	Heritage Financial Corp.	11,561
830	Hilltop Holdings Inc.	25,630
3,353	Home BancShares Inc.	78,661
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
435	HomeStreet Inc.	$6,068
2,062	Hope Bancorp Inc.	22,620
791	Horizon Bancorp Inc.	9,524
6,033	Huntington Bancshares Inc.	78,670
49,131	Independent Bank Corp. (Massachusetts)	2,563,164
374	Independent Bank Corp. (Michingan)	9,144
642	Independent Bank Group Inc.	28,075
948	International Bancshares Corp.	49,192
227	John Marshall Bancorp Inc.	3,973
1,047	Kearny Financial Corp.	6,659
3,919	KeyCorp	55,924
1,121	Lakeland Bancorp Inc.	13,093
442	Lakeland Financial Corp.	28,155
242	LCNB Corp.	3,407
9,911	Live Oak Bancshares Inc.	393,665
693	M&T Bank Corp.	96,840
479	Macatawa Bank Corp.	4,694
122	MainStreet Bancshares Inc.	2,198
287	Mercantile Bank Corp.	10,573
291	Merchants Bancorp	12,472
339	Metrocity Bankshares Inc.	8,238
194	Metropolitan Bank Holding Corp.*	7,607
257	Mid Penn Bancorp Inc.	5,405
144	Middlefield Banc Corp.	3,534
391	Midland States Bancorp Inc.	9,521
257	MidWestOne Financial Group Inc.	5,890
206	MVB Financial Corp.	4,410
42,673	National Bank Holdings Corp., Class A Shares	1,444,054
102	National Bankshares Inc.	3,190
813	NBT Bancorp Inc.	27,959
440	NewtekOne Inc.(b)	5,078
231	Nicolet Bankshares Inc.	18,233
120	Northeast Bank	6,407
245	Northeast Community Bancorp Inc.	3,820
859	Northern Trust Corp.	70,550
101	Northrim BanCorp Inc.	5,023
135	Norwood Financial Corp.	3,727
9,668	NU Holdings Ltd., Class A Shares*	107,121
124	Oak Valley Bancorp	3,091
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
828	OFG Bancorp	$29,990
211,106	Old National Bancorp	3,468,472
787	Old Second Bancorp Inc.	10,569
93	Orange County Bancorp Inc.	4,276
524	Origin Bancorp Inc.	15,636
187	Orrstown Financial Services Inc.	5,040
255	Park National Corp.	32,770
193	Parke Bancorp Inc.	3,329
477	Pathward Financial Inc.	24,251
202	PCB Bancorp	3,262
313	Peapack-Gladstone Financial Corp.	7,584
157	Penns Woods Bancorp Inc.	3,036
607	Peoples Bancorp Inc.	17,039
126	Peoples Financial Services Corp.	5,084
44,573	Pinnacle Financial Partners Inc.	3,687,079
309	Pioneer Bancorp Inc.*	2,880
100	Plumas Bancorp	3,484
359	Ponce Financial Group Inc.*	3,166
299	Popular Inc.	25,020
240	Preferred Bank	17,244
641	Premier Financial Corp.	12,423
355	Primis Financial Corp.	4,384
116	Princeton Bancorp Inc.	3,570
370	Prosperity Bancshares Inc.	23,092
296	QCR Holdings Inc.	16,872
307	RBB Bancorp	5,287
88	Red River Bancshares Inc.	4,382
3,919	Regions Financial Corp.	73,011
980	Renasant Corp.	30,978
159	Republic Bancorp Inc., Class A Shares	7,832
694	S&T Bancorp Inc.	21,646
785	Sandy Spring Bancorp Inc.	17,254
1,490	Seacoast Banking Corp. of Florida	35,969
898	ServisFirst Bancshares Inc.	56,745
538	Shore Bancshares Inc.	6,112
251	Sierra Bancorp	4,671
2,230	Simmons First National Corp., Class A Shares	42,816
295	SmartFinancial Inc.	6,348
225	South Plains Financial Inc.	6,003
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
141	Southern First Bancshares Inc.*	$4,646
138	Southern States Bancshares Inc.	3,431
528	Southside Bancshares Inc.	15,132
1,374	SouthState Corp.	115,471
1,270	State Street Corp.	93,637
869	Stellar Bancorp Inc.	20,595
534	Sterling Bancorp Inc.*	2,691
484	Stock Yards Bancorp Inc.	22,172
203	Summit Financial Group Inc.	5,477
617	Synovus Financial Corp.	23,409
844	Texas Capital Bancshares Inc.*	49,501
235	Third Coast Bancshares Inc.*	4,505
250	Tompkins Financial Corp.	12,040
1,244	Towne Bank	33,725
555	TriCo Bancshares	18,543
10,575	Triumph Financial Inc.*	793,125
339	TrustCo Bank Corp. NY	9,251
1,082	Trustmark Corp.	29,063
780	UMB Financial Corp.	63,656
2,302	United Bankshares Inc.	79,856
2,036	United Community Banks Inc.	52,956
133	Unity Bancorp Inc.	3,642
75,294	Univest Financial Corp.	1,507,386
60,100	US Bancorp	2,521,796
262	USCB Financial Holdings Inc.	2,861
357,694	Valley National Bancorp	2,929,514
939	Veritex Holdings Inc.	18,433
106	Virginia National Bankshares Corp.	3,225
561	Walker & Dunlop Inc.	53,508
311	Washington Trust Bancorp Inc.	8,005
733	Webster Financial Corp.	34,920
1,024	WesBanco Inc.	29,676
294	West BanCorp Inc.	5,116
31,938	Westamerica BanCorp	1,459,886
10,156	Western Alliance Bancorp	586,306
51,286	Wintrust Financial Corp.	4,941,406
618	Zions Bancorp N.A.	24,368
	Total Banks	52,738,832
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – 2.5%
151	Affiliated Managers Group Inc.	$23,603
441	Air Lease Corp., Class A Shares	17,684
1,142	Ally Financial Inc.	42,243
370	AlTi Global Inc.*	2,168
423	Ameriprise Financial Inc.	172,313
2,153	Apollo Global Management Inc.	240,705
672	Ares Management Corp., Class A Shares	89,127
1,084	Artisan Partners Asset Management Inc., Class A Shares	46,688
399	AssetMark Financial Holdings Inc.*	14,105
81	Atlanticus Holdings Corp.*	2,685
337	B Riley Financial Inc.(b)	6,177
6,442	BGC Group Inc., Class A Shares	44,772
1,268	Bit Digital Inc.*	3,297
1,892	Blue Owl Capital Inc., Class A Shares	33,980
894	Bread Financial Holdings Inc.	34,222
589	Brightsphere Investment Group Inc.	13,347
476	Brookfield Business Corp., Class A Shares	10,881
40,000	Capital One Financial Corp.	5,504,400
441	Cboe Global Markets Inc.	84,672
461	Cohen & Steers Inc.	33,907
700	Coinbase Global Inc., Class A Shares*	142,492
544	Columbia Financial Inc.*	9,101
28	Credit Acceptance Corp.*	15,501
52	Diamond Hill Investment Group Inc.	7,523
1,044	Discover Financial Services	126,011
538	Enact Holdings Inc.	14,913
414	Encore Capital Group Inc.*	19,872
539	Enova International Inc.*	34,092
6,958	Evercore Inc., Class A Shares	1,301,703
162	Federal Agricultural Mortgage Corp., Class C Shares	28,977
141	First Western Financial Inc.*	1,995
2,012	Forge Global Holdings Inc.*	4,185
1,202	Franklin Resources Inc.	32,995
81,290	FTAI Aviation Ltd.	4,575,814
776	GCM Grosvenor Inc., Class A Shares	6,573
643	Hamilton Lane Inc., Class A Shares	73,849
214	Houlihan Lokey Inc., Class A Shares	27,533
426	Interactive Brokers Group Inc., Class A Shares	46,315
598	International Money Express Inc.*	11,781
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – (continued)
1,540	Invesco Ltd.	$23,731
573	Janus Henderson Group PLC	17,855
62,703	Jefferies Financial Group Inc.	2,622,239
469	Lazard Inc., Class A Shares	18,075
1,924	LendingClub Corp.*	15,604
235	LendingTree Inc.*	9,299
311	LPL Financial Holdings Inc.	83,314
1,176	Moelis & Co., Class A Shares	63,551
1,151	Mr Cooper Group Inc.*	82,043
1,431	Nasdaq Inc.	80,422
1,578	Navient Corp.	25,658
259	Nelnet Inc., Class A Shares	22,240
641	NerdWallet Inc., Class A Shares*	10,814
113	Ocwen Financial Corp.*	2,947
477	OneMain Holdings Inc., Class A Shares	22,529
3,515	Pagseguro Digital Ltd., Class A Shares*	48,929
888	Paysign Inc.*	2,717
452	PennyMac Financial Services Inc.	38,388
773	Perella Weinberg Partners, Class A Shares	10,559
306	Piper Sandler Cos	57,611
13,320	PJT Partners Inc., Class A Shares	1,403,928
695	PRA Group Inc.*	17,764
2,766	Radian Group Inc.	80,601
29,292	Raymond James Financial Inc.	3,524,413
143	Regional Management Corp.	3,346
544	Rocket Cos. Inc., Class A Shares*	6,833
320	Security National Financial Corp., Class A Shares	2,758
430	SEI Investments Co.	28,918
167	Silvercrest Asset Management Group Inc., Class A Shares	2,801
966	SLM Corp.	20,122
3,871	SoFi Technologies Inc.*	34,762
955	StepStone Group Inc., Class A Shares	33,167
434	Stifel Financial Corp.	32,923
474	StoneX Group Inc.*	32,829
1,748	Synchrony Financial	72,192
923	T Rowe Price Group Inc.	104,622
280	TPG Inc., Class A Shares	12,418
483	Tradeweb Markets Inc., Class A Shares	51,111
1,273	Upstart Holdings Inc.*(b)	32,780
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – (continued)
534	UWM Holdings Corp.	$3,407
211	Velocity Financial Inc.*	3,450
488	Victory Capital Holdings Inc., Class A Shares	18,754
394	Virtu Financial Inc., Class A Shares	7,112
123	Virtus Investment Partners Inc.	28,575
414	Voya Financial Inc.	28,301
1,588	Western Union Co.	21,295
2,467	WisdomTree Inc.	19,884
74	World Acceptance Corp.*	8,862
1,401	XP Inc., Class A Shares	33,120
	Total Diversified Financial Services	21,831,774
Equity Real Estate Investment Trusts (REITs) – 4.3%
1,661	Acadia Realty Trust	27,224
301	AFC Gamma Inc.	3,462
2,517	AGNC Investment Corp.	24,063
390	Agree Realty Corp.	21,431
1,291	Alexander & Baldwin Inc.	20,992
40	Alexander’s Inc.	8,842
36,419	Alexandria Real Estate Equities Inc.	4,542,542
238	Alpine Income Property Trust Inc.	3,715
873	American Assets Trust Inc.	18,831
97,299	American Homes 4 Rent, Class A Shares	3,601,036
1,138	Americold Realty Trust Inc.	28,791
2,078	Annaly Capital Management Inc.	39,669
633	Apartment Income REIT Corp.	19,193
2,650	Apartment Investment & Management Co., Class A Shares*	19,557
2,521	Apollo Commercial Real Estate Finance Inc.	28,260
3,794	Apple Hospitality REIT Inc.	61,045
3,210	Arbor Realty Trust Inc.(b)	43,014
950	Ares Commercial Real Estate Corp.	7,163
1,215	Armada Hoffler Properties Inc.	12,369
820	ARMOUR Residential REIT Inc.	16,236
593	AvalonBay Communities Inc.	104,979
3,030	Blackstone Mortgage Trust Inc., Class A Shares	61,721
660	Boston Properties Inc.	42,715
1,207	Braemar Hotels & Resorts Inc.	2,752
3,062	Brandywine Realty Trust	13,167
2,316	BrightSpire Capital Inc., Class A Shares	16,004
1,266	Brixmor Property Group Inc.	28,624
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
3,313	Broadstone Net Lease Inc., Class A Shares	$49,397
219	BRT Apartments Corp.	3,390
436	Camden Property Trust	41,193
1,770	CareTrust REIT Inc.	39,931
489	CBL & Associates Properties Inc.	11,276
271	Centerspace	15,065
883	Chatham Lodging Trust	9,007
328,962	Chimera Investment Corp.	1,434,274
884	City Office REIT Inc.	4,049
1,621	Claros Mortgage Trust Inc.	15,691
459	Community Healthcare Trust Inc.	12,457
109,517	COPT Defense Properties	2,653,597
650	Cousins Properties Inc.	14,827
408	CTO Realty Growth Inc.	6,956
942	CubeSmart	41,081
3,723	DiamondRock Hospitality Co.	34,996
1,248	Digital Realty Trust Inc.	183,219
4,381	Diversified Healthcare Trust	14,370
2,902	Douglas Emmett Inc.	38,364
977	Dynex Capital Inc.	12,056
1,678	Easterly Government Properties Inc., Class A Shares	19,800
185	EastGroup Properties Inc.	32,503
1,327	Ellington Financial Inc.	15,035
1,565	Elme Communities	20,157
2,358	Empire State Realty Trust Inc., Class A Shares	23,509
319	EPR Properties	13,105
1,855	Equity Commonwealth*	34,930
746	Equity LifeStyle Properties Inc.	50,221
1,561	Equity Residential	93,988
2,744	Essential Properties Realty Trust Inc.	65,554
268	Essex Property Trust Inc.	62,015
23,575	Extra Space Storage Inc.	3,323,368
878	Farmland Partners Inc.	10,360
341	Federal Realty Investment Trust	34,390
558	First Industrial Realty Trust Inc.	29,574
1,532	Four Corners Property Trust Inc.	37,044
1,482	Franklin BSP Realty Trust Inc.	19,133
1,057	Gaming & Leisure Properties Inc.	48,072
798	Getty Realty Corp.	21,035
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
735	Gladstone Commercial Corp.	$9,099
614	Gladstone Land Corp.	7,988
1,110	Global Medical REIT Inc.	9,935
3,444	Global Net Lease Inc.	24,831
931	Granite Point Mortgage Trust Inc.	4,413
1,608	Healthcare Realty Trust Inc., Class A Shares	22,158
453	Highwoods Properties Inc.	11,076
2,970	Host Hotels & Resorts Inc.	61,598
2,476	Hudson Pacific Properties Inc.	15,698
3,972	Independence Realty Trust Inc.	58,150
493	Innovative Industrial Properties Inc., Class A Shares	48,309
1,205	InvenTrust Properties Corp.	30,426
773	Invesco Mortgage Capital Inc.	6,980
2,560	Invitation Homes Inc.	87,219
1,213	Iron Mountain Inc.	95,390
1,938	JBG SMITH Properties	32,132
498	Kilroy Realty Corp.	18,869
2,705	Kimco Realty Corp.	53,451
3,824	Kite Realty Group Trust	81,872
1,064	KKR Real Estate Finance Trust Inc.	10,374
2,018	Ladder Capital Corp., Class A Shares	21,815
367	Lamar Advertising Co., Class A Shares	40,572
729	LTC Properties Inc.	22,934
5,108	LXP Industrial Trust	44,235
3,813	Macerich Co.	62,571
2,547	Medical Properties Trust Inc.(b)	10,723
1,829	MFA Financial Inc.	20,521
32,687	Mid-America Apartment Communities Inc.	4,108,102
737	National Health Investors Inc.	42,355
62,051	National Storage Affiliates Trust	2,222,046
59	NET Lease Office Properties	1,439
1,204	NETSTREIT Corp.	20,239
1,637	New York Mortgage Trust Inc.	11,803
196	Nexpoint Real Estate Finance Inc.	2,752
407	NexPoint Residential Trust Inc.	11,888
767	NNN REIT Inc.	31,209
884	Office Properties Income Trust	2,360
988	Omega Healthcare Investors Inc.	30,747
294	One Liberty Properties Inc.	5,951
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
820	Orchid Island Capital Inc.	$7,052
1,037	Orion Office REIT Inc.	3,640
3,320	Paramount Group Inc.	14,708
921	Park Hotels & Resorts Inc.	15,289
656	Peakstone Realty Trust	9,033
2,152	Pebblebrook Hotel Trust	34,088
1,576	PennyMac Mortgage Investment Trust	22,269
2,074	Phillips Edison & Co., Inc.	74,083
187,156	Physicians Realty Trust	2,101,762
2,229	Piedmont Office Realty Trust Inc., Class A Shares	13,976
769	Plymouth Industrial REIT Inc.	16,587
341	Postal Realty Trust Inc., Class A Shares	4,883
1,391	PotlatchDeltic Corp.	62,887
626	Rayonier Inc.	21,553
2,838	Ready Capital Corp.	25,060
79,342	Realty Income Corp.	4,134,512
2,046	Redwood Trust Inc.	12,542
759	Regency Centers Corp.	47,020
2,184	Retail Opportunity Investments Corp.	28,239
866	Rexford Industrial Realty Inc.	44,062
2,049	Rithm Capital Corp.	22,211
2,776	RLJ Lodging Trust	32,951
1,059	Ryman Hospitality Properties Inc.	125,470
4,074	Sabra Health Care REIT Inc.	56,547
788	Safehold Inc.	15,855
215	Saul Centers Inc.	7,781
450	SBA Communications Corp., Class A Shares	94,154
2,934	Service Properties Trust	19,951
1,356	Simon Property Group Inc.	200,878
3,363	SITE Centers Corp.	45,670
1,143	SL Green Realty Corp.(b)	55,413
100,574	STAG Industrial Inc.	3,735,318
1,248	Starwood Property Trust Inc.	25,447
1,898	Summit Hotel Properties Inc.	12,185
515	Sun Communities Inc.	68,886
3,682	Sunstone Hotel Investors Inc.	41,202
1,803	Tanger Inc.	51,944
1,509	Terreno Realty Corp.	97,029
1,268	TPG RE Finance Trust Inc.	9,485
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
1,731	Two Harbors Investment Corp.	$21,932
1,378	UDR Inc.	48,919
1,002	UMH Properties Inc.	15,431
4,248	Uniti Group Inc.	24,893
234	Universal Health Realty Income Trust	9,075
2,034	Urban Edge Properties	34,598
1,674	Ventas Inc.	70,793
1,407	Veris Residential Inc.	20,542
4,198	VICI Properties Inc., Class A Shares	125,646
754	Vornado Realty Trust	19,830
2,213	Welltower Inc.	203,950
3,065	Weyerhaeuser Co.	105,375
892	Whitestone REIT, Class B Shares	10,989
891	WP Carey Inc.	50,190
1,953	Xenia Hotels & Resorts Inc.	29,959
	Total Equity Real Estate Investment Trusts (REITs)	37,014,360
Insurance – 5.3%
2,432	Aflac Inc.	196,360
25,097	Allstate Corp.	4,003,473
805	Ambac Financial Group Inc.*	13,170
450	American Coastal Insurance Corp.*	6,273
1,436	American Equity Investment Life Holding Co.	79,755
307	American Financial Group Inc.	39,195
341	AMERISAFE Inc.	17,991
13,200	Aon PLC, Class A Shares	4,171,068
1,496	Arch Capital Group Ltd.*	131,035
884	Arthur J Gallagher & Co.	215,634
223	Assurant Inc.	40,463
243	Assured Guaranty Ltd.	22,259
331	Axis Capital Holdings Ltd.	20,711
286	Brighthouse Financial Inc.*	13,313
994	Brown & Brown Inc.	83,705
1,069	BRP Group Inc., Class A Shares*	29,740
644	Cincinnati Financial Corp.	73,416
113	CNA Financial Corp.	4,966
2,005	CNO Financial Group Inc.	53,513
980	Corebridge Financial Inc.	24,333
327	Crawford & Co., Class A Shares	3,829
281	Donegal Group Inc., Class A Shares	3,934
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Insurance – (continued)
503	eHealth Inc.*	$3,320
478	Employers Holdings Inc.	21,849
210	Enstar Group Ltd.*	64,667
1,427	Equitable Holdings Inc.	48,860
1,859	Essent Group Ltd.	99,587
180	Everest Group Ltd.	66,398
342	F&G Annuities & Life Inc.	12,921
277	Fidelis Insurance Holdings Ltd.*	4,144
1,091	Fidelity National Financial Inc.	55,183
43,151	First American Financial Corp.	2,520,450
8,402	Genworth Financial Inc., Class A Shares*	51,672
370	Globe Life Inc.	46,964
4,272	Goosehead Insurance Inc., Class A Shares*	323,177
467	Greenlight Capital Re Ltd., Class A Shares*	5,898
23,831	Hanover Insurance Group Inc.	3,133,062
38,117	Hartford Financial Services Group Inc.	3,653,133
27,314	HCI Group Inc.	2,666,393
116,176	Heritage Insurance Holdings Inc.	808,585
260	Hippo Holdings Inc.*	3,653
732	Horace Mann Educators Corp.	26,491
22	Investors Title Co.	3,419
1,458	Jackson Financial Inc., Class A Shares	80,263
672	James River Group Holdings Ltd.	6,713
19,454	Kemper Corp.	1,115,298
301	Kingsway Financial Services Inc.*	2,655
2,331	Kinsale Capital Group Inc.	1,203,216
920	Lemonade Inc.*	14,941
720	Lincoln National Corp.	19,829
777	Loews Corp.	58,376
1,596	Maiden Holdings Ltd.*	2,155
55	Markel Group Inc.*	82,086
900	MBIA Inc.*	5,877
28,181	Mercury General Corp.	1,372,133
129,949	MGIC Investment Corp.	2,584,686
41	National Western Life Group Inc., Class A Shares	19,909
211	NI Holdings Inc.*	2,954
58,051	NMI Holdings Inc., Class A Shares*	1,746,174
1,134	Old Republic International Corp.	32,841
17,175	Palomar Holdings Inc.*	1,307,705
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Insurance – (continued)
19,480	Primerica Inc.	$4,777,665
1,013	Principal Financial Group Inc.	81,911
965	ProAssurance Corp.	11,898
1,496	Prudential Financial Inc.	163,049
280	Reinsurance Group of America Inc.	49,518
211	RenaissanceRe Holdings Ltd.	47,437
170	RLI Corp.	24,897
395	Ryan Specialty Holdings Inc., Class A Shares*	20,690
257	Safety Insurance Group Inc.	21,115
1,095	Selective Insurance Group Inc.	114,406
2,393	Selectquote Inc.*	4,642
1,257	SiriusPoint Ltd.*	15,423
61,633	Skyward Specialty Insurance Group Inc.*	2,255,151
477	Stewart Information Services Corp.	30,041
443	Tiptree Inc.	7,757
705	Trupanion Inc.*	18,859
388	United Fire Group Inc.	9,037
471	Universal Insurance Holdings Inc.	9,510
827	Unum Group	40,895
11	White Mountains Insurance Group Ltd.	19,420
16,627	Willis Towers Watson PLC	4,532,686
850	WR Berkley Corp.	71,060
	Total Insurance	44,852,840
Investment Companies – 0.0%
1,271	Cannae Holdings Inc.*	27,733
1,789	FTAI Infrastructure Inc.	8,194
	Total Investment Companies	35,927
Private Equity – 0.4%
892	Carlyle Group Inc.	40,898
298	Chicago Atlantic Real Estate Finance Inc., REIT	4,854
1,828	Hannon Armstrong Sustainable Infrastructure Capital Inc., REIT	46,011
33,437	KKR & Co., Inc.	3,285,520
786	P10 Inc., Class A Shares	7,286
977	Patria Investments Ltd., Class A Shares	14,557
	Total Private Equity	3,399,126
Real Estate – 0.5%
290	Angel Oak Mortgage REIT Inc.	3,036
1,949	Anywhere Real Estate Inc.*	12,220
1,252	CBRE Group Inc., Class A Shares*	115,046
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Real Estate – (continued)
5,357	Compass Inc., Class A Shares*	$21,160
2,957	Cushman & Wakefield PLC*	29,540
1,495	Douglas Elliman Inc.	2,751
1,270	eXp World Holdings Inc.	16,637
122	FRP Holdings Inc.*	7,344
146	Howard Hughes Holdings Inc.*	11,154
200	Jones Lang LaSalle Inc.*	38,048
2,118	Kennedy-Wilson Holdings Inc.	18,596
182	Legacy Housing Corp.*	4,681
428	Marcus & Millichap Inc.	15,703
190	Maui Land & Pineapple Co., Inc.*	3,718
435	McGrath RentCorp	54,149
354,016	Newmark Group Inc., Class A Shares	3,819,833
319	RE/MAX Holdings Inc., Class A Shares	2,721
1,913	Redfin Corp.*	13,592
285	RMR Group Inc., Class A Shares	6,974
609	St Joe Co.	32,807
227	Star Holdings*	2,803
128	Stratus Properties Inc.*	2,797
	Total Real Estate	4,235,310
Savings & Loans – 0.0%
1,004	Axos Financial Inc.*	52,329
2,359	Banc of California Inc.	34,512
790	Berkshire Hills Bancorp Inc.	16,977
1,569	Brookline Bancorp Inc.	15,329
2,315	Capitol Federal Financial Inc.	13,404
153	ESSA Bancorp Inc.	2,656
523	Flushing Financial Corp.	6,715
122	FS Bancorp Inc.	4,071
129	Greene County Bancorp Inc.	3,684
27	Hingham Institution For Savings The	4,535
131	Home Bancorp Inc.	4,814
290	HomeTrust Bancshares Inc.	7,613
3,002	New York Community Bancorp Inc.	14,380
766	Northfield Bancorp Inc.	7,737
2,265	Northwest Bancshares Inc.	25,957
1,045	OceanFirst Financial Corp.	15,884
1,677	Pacific Premier Bancorp Inc.	38,336
1,309	Provident Financial Services Inc.	19,740
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Savings & Loans – (continued)
160	Southern Missouri Bancorp Inc.	$6,861
210	TFS Financial Corp.	2,678
138	Timberland Bancorp Inc.	3,616
1,260	WaFd Inc.	34,322
338	Waterstone Financial Inc.	4,276
1,081	WSFS Financial Corp.	45,824
	Total Savings & Loans	386,250
	TOTAL FINANCIAL	164,494,419
GOVERNMENT – 0.0%
Multi-National – 0.0%
499	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	13,957
INDUSTRIAL – 21.6%
Aerospace/Defense – 1.8%
10,338	AAR Corp.*	690,372
9,854	AeroVironment Inc.*	1,249,389
474	AerSale Corp.*	4,190
2,745	Archer Aviation Inc., Class A Shares*	13,258
478	Astronics Corp.*	9,163
868	Barnes Group Inc.	30,328
3,808	Curtiss-Wright Corp.	899,716
237	Ducommun Inc.*	11,310
414	Eve Holding Inc.*	2,298
190	HEICO Corp.	36,746
336	HEICO Corp., Class A Shares	52,278
29,744	Hexcel Corp.	2,214,738
29,989	Howmet Aerospace Inc.	1,995,768
4,933	Joby Aviation Inc.*	27,723
512	Kaman Corp.	23,455
56,758	Kratos Defense & Security Solutions Inc.*	1,035,266
20,200	L3Harris Technologies Inc.	4,275,532
52,086	Leonardo DRS Inc.*	1,182,873
217	Mercury Systems Inc.*	6,482
4,944	Moog Inc., Class A Shares	741,353
95	National Presto Industries Inc.	7,346
4,959	Rocket Lab USA Inc.*(b)	22,737
459	Spirit AeroSystems Holdings Inc., Class A Shares*	13,127
218	TransDigm Group Inc.	256,747
37,367	Triumph Group Inc.*	519,401
	Total Aerospace/Defense	15,321,596
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Building Materials – 4.0%
13,834	AAON Inc.	$1,161,779
292	American Woodmark Corp.*	29,270
395	Apogee Enterprises Inc.	22,598
192	Armstrong World Industries Inc.	23,157
61,691	Aspen Aerogels Inc.*	1,059,851
77,328	AZEK Co., Inc., Class A Shares*	3,720,250
10,244	Boise Cascade Co.	1,392,262
507	Builders FirstSource Inc.*	98,956
81,580	Carrier Global Corp.	4,534,216
149	Eagle Materials Inc.	37,779
533	Fortune Brands Innovations Inc.	43,354
15,731	Gibraltar Industries Inc.*	1,218,366
777	Griffon Corp.	55,478
581	Hayward Holdings Inc.*	8,593
1,517	JELD-WEN Holding Inc.*	27,609
33,175	Knife River Corp.*	2,457,936
134	Lennox International Inc.	63,142
50,075	Louisiana-Pacific Corp.	3,704,048
482	LSI Industries Inc.	6,955
258	Martin Marietta Materials Inc.	149,049
944	Masco Corp.	72,461
21,363	Masonite International Corp.*	2,782,317
2,299	Masterbrand Inc.*	39,796
862	MDU Resources Group Inc.	18,688
53,538	Modine Manufacturing Co.*	4,802,894
225	Mohawk Industries Inc.*	26,690
20,977	Owens Corning	3,141,935
1,006	PGT Innovations Inc.*	42,021
4,814	Simpson Manufacturing Co., Inc.	1,004,586
3,367	SmartRent Inc., Class A Shares*	9,764
15,106	SPX Technologies Inc.*	1,770,272
2,100	Summit Materials Inc., Class A Shares*	89,691
940	Trane Technologies PLC	265,052
459	Trex Co., Inc.*	42,118
1,091	UFP Industries Inc.	125,061
554	Vulcan Materials Co.	147,281
	Total Building Materials	34,195,275
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Electrical Components & Equipment – 0.3%
132	Acuity Brands Inc.	$33,164
53,880	American Superconductor Corp.*	724,686
961	AMETEK Inc.	173,153
14,235	Belden Inc.	1,212,537
1,005	Blink Charging Co.*	3,196
1,326	ChargePoint Holdings Inc.*	2,745
271	Encore Wire Corp.	65,311
1,265	Energizer Holdings Inc.	36,116
725	EnerSys	66,613
1,684	ESS Tech Inc.*	1,463
257	Generac Holdings Inc.*	28,915
339	Insteel Industries Inc.	12,343
102	Littelfuse Inc.	24,301
808	nLight Inc.*	10,690
652	Novanta Inc.*	112,757
165	Powell Industries Inc.	30,565
197	Universal Display Corp.	34,361
	Total Electrical Components & Equipment	2,572,916
Electronics – 2.7%
661	Advanced Energy Industries Inc.	66,893
369	Allegion PLC	47,184
239	Allient Inc.	6,792
2,407	Amphenol Corp., Class A Shares	262,941
170,684	Applied Optoelectronics Inc.*	2,727,530
242	Arrow Electronics Inc.*	28,435
678	Atkore Inc.	114,853
306	Atmus Filtration Technologies Inc.*(b)	7,304
387	Avnet Inc.	18,030
3,244	Badger Meter Inc.	514,790
191	Bel Fuse Inc., Class B Shares	9,926
634	Benchmark Electronics Inc.	19,470
67,779	Camtek Ltd.*	5,394,531
508	Coherent Corp.*	30,216
498	Comtech Telecommunications Corp.*	3,367
557	CTS Corp.	24,820
109,979	Enovix Corp.*(b)	1,072,295
451	ESCO Technologies Inc.	45,952
2,051	Evolv Technologies Holdings Inc.*	9,783
343	FARO Technologies Inc.*	7,680
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Electronics – (continued)
44,179	Fortive Corp.	$3,760,958
644	Garmin Ltd.	88,453
2,389	GoPro Inc., Class A Shares*	5,590
7,124	Hubbell Inc., Class B Shares	2,711,893
803	Itron Inc.*	74,422
31,214	Jabil Inc.	4,497,625
742	Keysight Technologies Inc.*	114,491
433	Kimball Electronics Inc.*	9,747
1,597	Knowles Corp.*	26,095
94	Mesa Laboratories Inc.	10,264
91	Mettler-Toledo International Inc.*	113,497
3,275	MicroVision Inc.*(b)	7,729
3,553	Mirion Technologies Inc., Class A Shares*	34,748
569	Napco Security Technologies Inc.	25,622
21,769	NEXTracker Inc., Class A Shares*	1,224,289
88	NVE Corp.	7,356
693	nVent Electric PLC	46,653
280	OSI Systems Inc.*	36,730
484	Plexus Corp.*	45,690
1,015	Sanmina Corp.*	64,148
639	Sensata Technologies Holding PLC	21,994
482	Stoneridge Inc.*	8,469
240	TD SYNNEX Corp.	24,936
1,034	Trimble Inc.*	63,270
1,818	TTM Technologies Inc.*	26,997
275	Turtle Beach Corp.*	2,937
394	Vicor Corp.*	14,673
2,270	Vishay Intertechnology Inc.	49,373
661	Vontier Corp.	28,423
250	Woodward Inc.	35,373
	Total Electronics	23,595,237
Engineering & Construction – 2.2%
502	908 Devices Inc.*	3,690
550	AECOM	48,857
7,564	Arcosa Inc.	627,812
190	Bowman Consulting Group Ltd., Class A Shares*	6,188
7,083	Comfort Systems USA Inc.	2,165,486
473	Concrete Pumping Holdings Inc.*	3,874
20,413	Construction Partners Inc., Class A Shares*	981,457
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Engineering & Construction – (continued)
505	Dycom Industries Inc.*	$63,877
18,754	EMCOR Group Inc.	5,879,754
890	Exponent Inc.	71,992
19,914	Fluor Corp.*	732,835
1,451	Frontdoor Inc.*	45,503
781	Granite Construction Inc.	40,245
1,197	Great Lakes Dredge & Dock Corp.*	10,701
149	IES Holdings Inc.*	16,378
786	Iteris Inc.*	4,103
26,927	Jacobs Solutions Inc.	3,948,845
1,034	Latham Group Inc.*	3,505
167	Limbach Holdings Inc.*	8,223
265	MasTec Inc.*	19,997
367	Mistras Group Inc.*	3,175
6,709	MYR Group Inc.*	1,089,944
244	NV5 Global Inc.*	24,817
940	Primoris Services Corp.	37,139
27,171	Sterling Infrastructure Inc.*	2,897,515
134	TopBuild Corp.*	53,919
792	Tutor Perini Corp.*	8,973
	Total Engineering & Construction	18,798,804
Environmental Control – 0.9%
992	Casella Waste Systems Inc., Class A Shares*	89,379
23,495	CECO Environmental Corp.*	532,162
21,324	Clean Harbors Inc.*	3,883,100
992	Energy Recovery Inc.*	15,505
88,133	Enviri Corp.*	692,725
2,524	Li-Cycle Holdings Corp.*	909
14,527	Montrose Environmental Group Inc.*	601,127
690	Pentair PLC	53,675
359	Pure Cycle Corp.*	3,579
2,103	PureCycle Technologies Inc.*(b)	12,176
864	Republic Services Inc., Class A Shares	158,630
392	Stericycle Inc.*	21,321
7,729	Tetra Tech Inc.	1,370,506
	Total Environmental Control	7,434,794
Hand/Machine Tools – 1.2%
354	Cadre Holdings Inc.	12,719
56,437	Enerpac Tool Group Corp., Class A Shares	1,902,491
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Hand/Machine Tools – (continued)
812	Franklin Electric Co., Inc.	$84,416
1,425	Kennametal Inc.	35,967
235	Lincoln Electric Holdings Inc.	60,301
509	Luxfer Holdings PLC, ADR	5,049
3,342	MSA Safety Inc.	615,429
42,685	Regal Rexnord Corp.	7,320,051
218	Snap-on Inc.	60,094
643	Stanley Black & Decker Inc.	57,414
	Total Hand/Machine Tools	10,153,931
Machinery-Construction & Mining – 0.3%
230	Argan Inc.	10,778
406	Astec Industries Inc.	16,484
1,077	Babcock & Wilcox Enterprises Inc.*	1,379
3,398	Bloom Energy Corp., Class A Shares*	29,800
22,769	BWX Technologies Inc.	2,295,798
199	Hyster-Yale Materials Handling Inc.	11,717
635	Manitowoc Co., Inc.*	8,852
971	NuScale Power Corp.*(b)	3,010
276	Oshkosh Corp.	30,597
1,181	Terex Corp.	67,730
528	Transphorm Inc.*	2,540
1,440	Vertiv Holdings Co., Class A Shares	97,373
	Total Machinery-Construction & Mining	2,576,058
Machinery-Diversified – 3.0%
264	AGCO Corp.	28,961
179	Alamo Group Inc.	36,210
551	Albany International Corp., Class A Shares	51,722
8,497	Applied Industrial Technologies Inc.	1,613,495
53,816	Cactus Inc., Class A Shares	2,470,154
782	Chart Industries Inc.*	111,717
4,105	CNH Industrial NV	49,055
729	Cognex Corp.	28,759
504	Columbus McKinnon Corp.	21,052
7,560	Crane Co.	918,994
272	CSW Industrials Inc.	62,666
29,084	Dover Corp.	4,809,912
258	DXP Enterprises Inc.*	9,164
1,039	Eastman Kodak Co.*	5,548
241	ESAB Corp.	23,888
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Diversified – (continued)
555	Flowserve Corp.	$23,488
227,450	Gates Industrial Corp. PLC*	3,348,064
241	Gencor Industries Inc.*	3,950
412	Gorman-Rupp Co.	15,380
702	Graco Inc.	64,065
3,490	GrafTech International Ltd.	6,142
511	Ichor Holdings Ltd.*	21,871
17,817	IDEX Corp.	4,203,030
1,693	Ingersoll Rand Inc.	154,622
653	Intevac Inc.*	2,521
206	Kadant Inc.	69,484
197	Lindsay Corp.	23,504
225	Middleby Corp.*	34,236
2,743	Mueller Water Products Inc., Class A Shares	42,654
240	Nordson Corp.	63,756
1,728	Otis Worldwide Corp.	164,678
11,780	Rockwell Automation Inc.	3,358,242
329	Tennant Co.	37,240
598	Thermon Group Holdings Inc.*	16,319
438	Toro Co.	40,432
499	Watts Water Technologies Inc., Class A Shares	101,771
747	Westinghouse Air Brake Technologies Corp.	105,544
20,793	Xylem Inc.	2,641,751
28,532	Zurn Elkay Water Solutions Corp.	905,891
	Total Machinery-Diversified	25,689,932
Metal Fabricate/Hardware – 0.8%
287	Advanced Drainage Systems Inc.	46,850
442	AZZ Inc.	32,178
580	Helios Technologies Inc.	25,607
3,460	Hillman Solutions Corp.*	33,700
1,521	Janus International Group Inc.*	21,826
260	Mayville Engineering Co., Inc.*	3,182
778	Metallus Inc.*	16,922
2,042	Mueller Industries Inc.	104,918
178	Northwest Pipe Co.*	5,310
179	Olympic Steel Inc.	12,176
59	Omega Flex Inc.	4,109
155	Park-Ohio Holdings Corp.	4,163
475	Proto Labs Inc.*	17,304
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Metal Fabricate/Hardware – (continued)
119	RBC Bearings Inc.*	$32,467
434	Ryerson Holding Corp.	13,706
24,583	Standex International Corp.	4,252,859
266	Timken Co.	22,341
464	Tredegar Corp.	2,018
10,065	Valmont Industries Inc.	2,133,075
544	Worthington Enterprises Inc.	33,793
616	Xometry Inc., Class A Shares*	12,049
	Total Metal Fabricate/Hardware	6,830,553
Miscellaneous Manufacturers – 2.1%
1,659	AMMO Inc.*	3,948
517	AO Smith Corp.	42,859
8,492	Axon Enterprise Inc.*	2,610,186
200	Carlisle Cos., Inc.	70,000
141	Core Molding Technologies Inc.*	2,590
511	Donaldson Co., Inc.	36,598
24,933	Enpro Inc.	3,885,060
4,125	Fabrinet*	889,226
34,553	Federal Signal Corp.	2,830,236
1,216	Hillenbrand Inc.	57,821
36,508	ITT Inc.	4,605,119
560	John Bean Technologies Corp.	56,829
999	LSB Industries Inc.*	7,353
363	Materion Corp.	48,758
660	Myers Industries Inc.	12,692
336	Park Aerospace Corp.	5,114
5,227	Parker-Hannifin Corp.	2,798,797
829	Smith & Wesson Brands Inc.	11,382
313	Sturm Ruger & Co., Inc.	13,559
195	Teledyne Technologies Inc.*	83,318
829	Textron Inc.	73,839
1,436	Trinity Industries Inc.	36,446
	Total Miscellaneous Manufacturers	18,181,730
Packaging & Containers – 0.5%
5,945	Amcor PLC	53,862
276	AptarGroup Inc.	38,767
602	Ardagh Metal Packaging SA	1,975
1,292	Ball Corp.	82,714
503	Berry Global Group Inc.	29,280
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Packaging & Containers – (continued)
304	Clearwater Paper Corp.*	$11,944
446	Crown Holdings Inc.	34,173
1,286	Graphic Packaging Holding Co.	33,372
431	Greif Inc., Class A Shares	27,782
96	Greif Inc., Class B Shares	6,146
140	Karat Packaging Inc.	4,143
123,905	O-I Glass Inc.*	2,096,473
371	Packaging Corp. of America	67,222
748	Pactiv Evergreen Inc.	11,033
793	Ranpak Holdings Corp., Class A Shares*	3,767
611	Sealed Air Corp.	21,306
32,205	Silgan Holdings Inc.	1,414,122
414	Sonoco Products Co.	23,466
741	TriMas Corp.	17,414
1,069	WestRock Co.	48,415
	Total Packaging & Containers	4,027,376
Shipbuilding – 0.0%
165	Huntington Ingalls Industries Inc.	48,117
Transportation – 1.7%
1,003	Air Transport Services Group Inc.*	12,106
12,362	ArcBest Corp.	1,766,035
748	Ardmore Shipping Corp.	12,140
483	CH Robinson Worldwide Inc.	35,781
887	Costamare Inc.	10,085
154	Covenant Logistics Group Inc., Class A Shares	7,497
734	CryoPort Inc.*	12,970
744	Daseke Inc.*	6,138
2,437	DHT Holdings Inc.	26,368
573	Dorian LPG Ltd.	20,714
171	Eagle Bulk Shipping Inc.	10,477
607	Expeditors International of Washington Inc.	72,597
17,800	FedEx Corp.	4,431,666
534	FLEX LNG Ltd.	13,478
463	Forward Air Corp.	17,191
763	Genco Shipping & Trading Ltd.	15,565
2,200	Golden Ocean Group Ltd.	28,314
845	Heartland Express Inc.	10,799
643	Himalaya Shipping Ltd.*	5,073
1,108	Hub Group Inc., Class A Shares*	47,123
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Transportation – (continued)
719	International Seaways Inc.	$38,057
345	JB Hunt Transport Services Inc.	71,177
253	Kirby Corp.*	22,193
75,259	Knight-Swift Transportation Holdings Inc., Class A Shares	4,240,092
151	Landstar System Inc.	28,720
1,035	Marten Transport Ltd.	19,510
627	Matson Inc.	69,628
3,685	Nordic American Tankers Ltd.	14,998
412	Old Dominion Freight Line Inc.	182,302
1,147	Overseas Shipholding Group Inc., Class A Shares	6,974
152	PAM Transportation Services Inc.*	2,815
665	Pangaea Logistics Solutions Ltd.	5,573
667	Radiant Logistics Inc.*	3,869
2,051	RXO Inc.*	44,138
191	Ryder System Inc.	21,793
1,230	Safe Bulkers Inc.	5,707
5,013	Saia Inc.*	2,884,480
242	Schneider National Inc., Class B Shares	5,699
871	Scorpio Tankers Inc.	58,470
2,048	SFL Corp., Ltd	27,361
1,230	Teekay Corp.*	9,311
428	Teekay Tankers Ltd., Class A Shares	23,463
125	Universal Logistics Holdings Inc.	4,229
1,117	Werner Enterprises Inc.	44,836
1,096	World Kinect Corp.	26,699
480	XPO Inc.*	57,754
	Total Transportation	14,481,965
Trucking & Leasing – 0.1%
624	GATX Corp.	79,148
18,644	Greenbrier Cos., Inc.	964,827
73	Willis Lease Finance Corp.*	3,498
	Total Trucking & Leasing	1,047,473
	TOTAL INDUSTRIAL	184,955,757
TECHNOLOGY – 8.9%
Computers – 2.8%
2,312	3D Systems Corp.*	9,572
500	Amdocs Ltd.	45,600
847	ASGN Inc.*	84,124
9,527	CACI International Inc., Class A Shares*	3,571,196
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Computers – (continued)
1,060	Cantaloupe Inc.*	$6,890
2,123	Cognizant Technology Solutions Corp., Class A Shares	167,759
3,116	Conduent Inc.*	10,719
673	Corsair Gaming Inc.*	8,715
208	Crane NXT Co.	12,151
878	Cricut Inc., Class A Shares	4,241
881	Crowdstrike Holdings Inc., Class A Shares*	285,576
7,648	CyberArk Software Ltd.*	2,017,236
40,100	Dell Technologies Inc., Class C Shares	3,795,866
5,175	Desktop Metal Inc., Class A Shares*	3,166
894	DXC Technology Co.*	19,543
233	EPAM Systems Inc.*	70,925
70,113	ExlService Holdings Inc.*	2,181,917
758	Genpact Ltd.	25,772
174	Globant SA*	38,832
54,554	Grid Dynamics Holdings Inc.*	735,933
5,413	Hewlett Packard Enterprise Co.	82,440
3,616	HP Inc.	102,441
523	Insight Enterprises Inc.*	98,324
869	Integral Ad Science Holding Corp.*	9,003
570	KBR Inc.	34,217
972	Kyndryl Holdings Inc.*	21,355
573	Leidos Holdings Inc.	73,264
69,838	Lumentum Holdings Inc.*	3,385,048
1,068	MAXIMUS Inc.	89,349
782	Mitek Systems Inc.*	9,079
273	NCR Atleos Corp.*	5,940
546	NCR Voyix Corp.*	7,977
883	NetApp Inc.	78,693
1,206	NetScout Systems Inc.*	26,110
993	NextNav Inc.*	4,250
805	OneSpan Inc.*	7,736
475	PAR Technology Corp.*	20,815
728	Parsons Corp.*	58,684
671	PlayAGS Inc.*	6,227
1,183	Pure Storage Inc., Class A Shares*	62,285
676	Qualys Inc.*	116,177
1,057	Rapid7 Inc.*	61,919
1,184	Rimini Street Inc.*	3,824
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Computers – (continued)
227	Science Applications International Corp.	$31,771
6,665	Super Micro Computer Inc.*	5,772,690
2,081	Tenable Holdings Inc.*	100,221
1,712	Thoughtworks Holding Inc.*	5,341
354	TTEC Holdings Inc.	6,177
1,211	Unisys Corp.*	6,285
1,912	Varonis Systems Inc., Class B Shares*	97,130
1,078	Vuzix Corp.*	1,822
1,340	Western Digital Corp.*	79,690
366	Zscaler Inc.*	88,561
	Total Computers	23,650,578
Office/Business Equipment – 0.0%
3,178	Pitney Bowes Inc.	12,807
2,031	Xerox Holdings Corp.	37,878
215	Zebra Technologies Corp., Class A Shares*	60,088
	Total Office/Business Equipment	110,773
Semiconductors – 3.1%
861	ACM Research Inc., Class A Shares*	26,622
460	Aehr Test Systems*	7,484
324	Allegro MicroSystems Inc.*	10,203
418	Alpha & Omega Semiconductor Ltd.*	9,154
670	Ambarella Inc.*	37,420
2,025	Amkor Technology Inc.	62,815
373	Atomera Inc.*	2,350
572	Axcelis Technologies Inc.*	64,447
426	CEVA Inc.*	9,645
235	Cirrus Logic Inc.*	21,578
827	Cohu Inc.*	26,572
794	Diodes Inc.*	53,976
626	Entegris Inc.	84,109
1,360	FormFactor Inc.*	58,521
333	GLOBALFOUNDRIES Inc.*	18,205
409	Impinj Inc.*	44,671
188	inTEST Corp.*	2,196
129	IPG Photonics Corp.*	11,139
978	Kulicke & Soffa Industries Inc.	46,572
572	Lattice Semiconductor Corp.*	43,821
955	MACOM Technology Solutions Holdings Inc.*	84,355
78,928	Marvell Technology Inc.	5,655,980
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Semiconductors – (continued)
1,321	MaxLinear Inc., Class A Shares*	$25,680
61,647	Microchip Technology Inc.	5,186,979
23,681	MKS Instruments Inc.	2,907,080
190	Monolithic Power Systems Inc.	136,808
1,967	Navitas Semiconductor Corp., Class A Shares*	12,077
1,801	ON Semiconductor Corp.*	142,135
13,013	Onto Innovation Inc.*	2,396,474
1,086	Photronics Inc.*	31,266
58,098	Power Integrations Inc.	4,151,683
412	Qorvo Inc.*	47,195
1,982	Rambus Inc.*	117,414
211	Richardson Electronics Ltd.	1,855
1,133	Semtech Corp.*	24,020
17,052	Silicon Laboratories Inc.*	2,345,332
304	SiTime Corp.*	28,120
82,806	SkyWater Technology Inc.*	957,237
667	Skyworks Solutions Inc.	69,982
860	SMART Global Holdings Inc.*	18,292
694	Synaptics Inc.*	69,469
653	Teradyne Inc.	67,644
790	Ultra Clean Holdings Inc.*	34,128
41,813	Veeco Instruments Inc.*	1,514,049
228	Vishay Precision Group Inc.*	7,877
527	Wolfspeed Inc.*	13,713
	Total Semiconductors	26,688,344
Software – 3.0%
2,106	8x8 Inc.*	5,960
1,913	ACI Worldwide Inc.*	62,957
47,225	ACV Auctions Inc., Class A Shares*	838,244
1,906	Adeia Inc.	21,614
9,864	Agilysys Inc.*	767,419
615	Akamai Technologies Inc.*	68,216
1,542	Alignment Healthcare Inc.*	9,252
46,176	Alkami Technology Inc.*	1,152,091
989	Altair Engineering Inc., Class A Shares*	84,144
266	Alteryx Inc., Class A Shares*	12,779
598	American Software Inc., Class A Shares	6,710
1,217	Amplitude Inc., Class A Shares*	14,434
363	ANSYS Inc.*	121,304
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
4,985	Appfolio Inc., Class A Shares*	$1,206,819
726	Appian Corp., Class A Shares*	25,301
885	AppLovin Corp., Class A Shares*	52,852
1,410	Asana Inc., Class A Shares*	27,777
118	Aspen Technology Inc.*	22,879
349	Asure Software Inc.*	3,253
2,738	AvePoint Inc.*	21,904
2,652	AvidXchange Holdings Inc.*	35,245
425	Bandwidth Inc., Class A Shares*	8,729
808	Bentley Systems Inc., Class B Shares	41,507
1,213	BigCommerce Holdings Inc.*	9,401
431	BILL Holdings Inc.*	27,295
767	Blackbaud Inc.*	53,061
992	BlackLine Inc.*	56,276
2,479	Box Inc., Class A Shares*	63,933
29,735	Braze Inc., Class A Shares*	1,691,921
1,199	Brightcove Inc.*	2,656
491	Broadridge Financial Solutions Inc.	99,958
1,464	C3.ai Inc., Class A Shares*(b)	54,124
619	Cardlytics Inc.*	5,132
868	CCC Intelligent Solutions Holdings Inc.*	10,164
724	Cerence Inc.*	10,788
1,478	Clear Secure Inc., Class A Shares	28,451
77	Climb Global Solutions Inc.	5,234
1,205	Cloudflare Inc., Class A Shares*	118,741
776	CommVault Systems Inc.*	74,271
260	Computer Programs & Systems Inc.*	2,304
188	Concentrix Corp.	13,621
784	Confluent Inc., Class A Shares*	26,554
358	Consensus Cloud Solutions Inc.*	5,699
166	CoreCard Corp.*	2,118
398	CS Disco Inc.*	2,651
560	CSG Systems International Inc.	30,554
25	Daily Journal Corp.*	8,464
1,142	Datadog Inc., Class A Shares*	150,127
620	Dayforce Inc.*(a)	43,251
838	Definitive Healthcare Corp., Class A Shares*	7,978
629	Digi International Inc.*	18,593
261	Digimarc Corp.*	9,151
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
1,737	Digital Turbine Inc.*	$5,506
1,124	DigitalOcean Holdings Inc.*	42,622
852	DocuSign Inc., Class A Shares*	45,386
589	Domo Inc., Class B Shares*	6,779
439	Donnelley Financial Solutions Inc.*	28,342
535	DoubleVerify Holdings Inc.*	16,526
517	Doximity Inc., Class A Shares*	14,595
1,090	Dropbox Inc., Class A Shares*	26,105
5,065	Duolingo Inc., Class A Shares*	1,210,535
1,010	Dynatrace Inc.*	50,045
3,054	E2open Parent Holdings Inc.*	12,918
483	eGain Corp.*	2,961
15,257	Elastic NV*	2,041,539
1,115	Electronic Arts Inc.	155,520
702	Enfusion Inc., Class A Shares*	6,086
885	Envestnet Inc.*	45,604
728	Everbridge Inc.*	20,581
425	EverCommerce Inc.*	4,161
1,938	Evolent Health Inc., Class A Shares*	65,718
1,018	Expensify Inc., Class A Shares*	2,117
101	Fair Isaac Corp.*	128,261
46,455	Fastly Inc., Class A Shares*	660,590
2,475	Fidelity National Information Services Inc.	171,245
302	Five9 Inc.*	18,422
38,714	Freshworks Inc., Class A Shares*	791,314
30,416	Gitlab Inc., Class A Shares*	2,193,602
344	Guidewire Software Inc.*	41,053
422	HashiCorp Inc., Class A Shares*	11,002
1,013	Health Catalyst Inc.*	8,428
331	HireRight Holdings Corp.*	4,690
191	HubSpot Inc.*	118,193
202	IBEX Holdings Ltd.*	3,224
572	Immersion Corp.	3,861
185	Informatica Inc., Class A Shares*	6,027
462	Innodata Inc.*	3,419
394	Inspired Entertainment Inc.*	3,901
356	Instructure Holdings Inc.*	8,160
522	Intapp Inc.*	20,478
2,835	IonQ Inc.*(b)	29,371
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
306	Jack Henry & Associates Inc.	$53,174
1,243	Jamf Holding Corp.*	22,362
1,888	Kaltura Inc.*	2,511
1,307	LivePerson Inc.	1,660
259	Manhattan Associates Inc.*	65,612
4,558	Matterport Inc.*	9,663
482	MeridianLink Inc.*	9,139
220	MicroStrategy Inc., Class A Shares*	225,025
668	Model N Inc.*	16,406
13,429	Monday.com Ltd.*	2,994,801
275	MongoDB Inc., Class A Shares*	123,085
321	MSCI Inc., Class A Shares	180,071
7,078	Multiplan Corp.*	7,927
1,252	N-able Inc.*	16,864
303	nCino Inc.*	9,042
968	Nutanix Inc., Class A Shares*	61,139
1,871	Olo Inc., Class A Shares*	10,889
597	ON24 Inc.	4,191
752	Outbrain Inc.*	2,767
901	Outset Medical Inc.*	2,838
1,568	PagerDuty Inc.*	37,883
7,832	Palantir Technologies Inc., Class A Shares*	196,427
1,347	Paychex Inc.	165,169
217	Paycom Software Inc.	39,579
238	Paycor HCM Inc.*	5,027
547	PDF Solutions Inc.*	18,593
184	Pegasystems Inc.	11,967
922	Phreesia Inc.*	22,820
3,089	Planet Labs PBC*	6,765
1,550	Playstudios Inc.*	3,674
997	PowerSchool Holdings Inc., Class A Shares*	20,827
1,951	Privia Health Group Inc.*	43,546
333	Procore Technologies Inc.*	25,984
768	Progress Software Corp.	40,980
23,895	PROS Holdings Inc.*	854,246
480	PTC Inc.*	87,845
780	PubMatic Inc., Class A Shares*	16,333
1,609	Rackspace Technology Inc.*	3,395
204	Red Violet Inc.*	3,643
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
368	RingCentral Inc., Class A Shares*	$12,299
1,927	ROBLOX Corp., Class A Shares*	76,887
551	Sapiens International Corp. NV	16,954
966	Schrodinger Inc.*	24,594
569	SEMrush Holdings Inc., Class A Shares*	7,101
66,076	SentinelOne Inc., Class A Shares*	1,861,361
5,578	Sharecare Inc.*	5,243
12,728	SilverSun Technologies Inc.	191,429
286	Simulations Plus Inc.	11,869
532	Smartsheet Inc., Class A Shares*	22,456
931	SolarWinds Corp.*	11,116
2,502	SoundHound AI Inc., Class A Shares*(b)	18,565
639	Splunk Inc.*	99,825
843	Sprout Social Inc., Class A Shares*	52,114
3,901	SPS Commerce Inc.*	722,309
913	SS&C Technologies Holdings Inc.	58,213
690	Take-Two Interactive Software Inc.*	101,382
427	Teradata Corp.*	16,064
712	Twilio Inc., Class A Shares*	42,428
174	Tyler Technologies Inc.*	76,062
1,587	UiPath Inc., Class A Shares*	37,691
1,210	Unity Software Inc.*	35,477
606	Veeva Systems Inc., Class A Shares*	136,659
1,108	Verint Systems Inc.*	35,024
2,460	Verra Mobility Corp., Class A Shares*	53,185
264	Viant Technology Inc., Class A Shares*	2,400
2,772	Vimeo Inc., Class A, Private Placement*	13,278
63,736	Weave Communications Inc.*	798,612
904	Workiva Inc., Class A Shares*	77,852
1,932	Yext Inc.*	11,437
2,451	Zeta Global Holdings Corp., Class A Shares*	25,736
1,051	Zoom Video Communications Inc., Class A Shares*	74,337
1,324	ZoomInfo Technologies Inc., Class A Shares*	22,190
2,314	Zuora Inc., Class A Shares*	18,697
	Total Software	25,467,463
	TOTAL TECHNOLOGY	75,917,158
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – 3.2%
Electric – 3.0%
2,811	AES Corp.	$42,727
1,018	ALLETE Inc.	57,660
1,055	Alliant Energy Corp.	50,376
1,197	Altus Power Inc., Class A Shares*	8,152
1,097	Ameren Corp.	78,095
573	Ameresco Inc., Class A Shares*	12,010
310	Avangrid Inc.	9,650
1,331	Avista Corp.	44,189
32,551	Black Hills Corp.	1,693,629
572	Brookfield Renewable Corp., Class A Shares	13,568
2,645	CenterPoint Energy Inc.	72,738
190	Clearway Energy Inc., Class A Shares	3,849
361	Clearway Energy Inc., Class C Shares	7,870
61,720	CMS Energy Corp.	3,540,876
1,451	Consolidated Edison Inc.	126,542
1,326	Constellation Energy Corp.	223,365
863	DTE Energy Co.	93,506
1,582	Edison International	107,608
887	Entergy Corp.	90,093
936	Evergy Inc.	46,369
1,460	Eversource Energy	85,702
2,282	FirstEnergy Corp.	83,544
357	Genie Energy Ltd., Class B Shares	6,512
489	Hawaiian Electric Industries Inc.	5,956
25,472	IDACORP Inc.	2,244,338
644	MGE Energy Inc.	40,694
1,060	Northwestern Energy Group Inc.	50,795
972	NRG Energy Inc.	53,771
845	OGE Energy Corp.	27,809
940	Ormat Technologies Inc.	61,241
727	Otter Tail Corp.	65,764
230,549	PG&E Corp.	3,847,863
477	Pinnacle West Capital Corp.	32,593
1,507	PNM Resources Inc.	55,021
103,891	Portland General Electric Co.	4,173,301
161,593	PPL Corp.	4,261,207
2,080	Public Service Enterprise Group Inc.	129,792
288	Unitil Corp.	14,676
62,348	Vistra Corp.	3,400,460
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
Electric – (continued)
1,320	WEC Energy Group Inc.	$103,607
2,304	Xcel Energy Inc.	121,398
	Total Electric	25,188,916
Gas – 0.2%
604	Atmos Energy Corp.	68,198
2,107	Brookfield Infrastructure Corp., Class A Shares	69,889
375	Chesapeake Utilities Corp.	38,261
378	National Fuel Gas Co.	18,424
1,709	New Jersey Resources Corp.	71,111
1,739	NiSource Inc.	45,318
638	Northwest Natural Holding Co.	23,440
971	ONE Gas Inc.	57,872
141	RGC Resources Inc.	2,645
1,086	Southwest Gas Holdings Inc.	74,011
23,721	Spire Inc.	1,407,130
888	UGI Corp.	21,738
	Total Gas	1,898,037
Water – 0.0%
653	American States Water Co.	46,631
815	American Water Works Co., Inc.	96,610
169	Artesian Resources Corp., Class A Shares	5,825
1,019	California Water Service Group	46,762
276	Consolidated Water Co., Ltd.	8,159
1,023	Essential Utilities Inc.	35,580
200	Global Water Resources Inc.	2,588
312	Middlesex Water Co.	15,878
565	SJW Group	31,109
259	York Water Co.	9,169
	Total Water	298,311
	TOTAL UTILITIES	27,385,264
	TOTAL COMMON STOCKS (Cost – $632,588,170)	804,803,275
EXCHANGE TRADED FUND (ETF) – 2.8%
119,308	iShares Russell 2000 (Cost – $21,613,204)	24,306,619
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
REIT – 0.0%
FINANCIAL – 0.0%
Equity Real Estate Investment Trusts (REITs) – 0.0%
2,619	Outfront Media Inc. (Cost – $24,476)	$37,635
LIMITED PARTNERSHIP – 0.0%
FINANCIAL – 0.0%
Investment Companies – 0.0%
1,125	Compass Diversified Holdings (Cost – $20,415)	25,875
CLOSED-END FUND – 0.0%
564	NexPoint Diversified Real Estate Trust, Class Common Shares (Cost – $4,555)	3,570
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $654,250,820)	829,176,974
Face Amount
SHORT-TERM INVESTMENTS – 2.5%
TIME DEPOSITS – 2.5%
$46,322	ANZ National Bank – London, 4.680% due 3/1/24	46,322
13,922,078	Citibank – New York, 4.680% due 3/1/24	13,922,078
6,778,632	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	6,778,632
403,950	Royal Bank of Canada – Toronto, 4.680% due 3/1/24	403,950
	TOTAL TIME DEPOSITS (Cost – $21,150,982)	21,150,982
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.6%
MONEY MARKET FUND – 0.6%
5,112,972	Federated Government Obligations Fund, Premier Class, 5.162%(d) (Cost – $5,112,972)	5,112,972
	TOTAL INVESTMENTS – 99.7% (Cost – $680,514,774)	855,440,928
	Other Assets in Excess of Liabilities – 0.3%	2,858,589
	TOTAL NET ASSETS – 100.0%	$858,299,517

*
Non-income producing security.

(a)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $50,849 and represents 0.01% of net assets.

(b)
All or a portion of this security is on loan (See Note 5).

(c)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(d)
Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Small-Mid Cap Equity Fund (concluded)

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

PLC
 —    Public Limited Company

Summary of Investments by Security Sector^
Industrial	21.6%
Consumer Non-cyclical	20.2
Financial	19.2
Consumer Cyclical	10.4
Technology	8.9
Energy	4.1
Basic Materials	4.0
Utilities	3.2
Communications	2.5
Government	0.0*
Exchange Traded Funds (ETF)	2.8
Closed-End Fund	0.0*
Short-Term Investments	2.5
Money Market Fund	0.6
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

At February 29, 2024, Destinations Small-Mid Cap Equity Fund had open exchange traded futures contracts as described below.
The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini Russell 2000 Index March Futures	2	3/24	$190,300	$205,730	$15,430
S&P MidCap 400 Index March Futures	1	3/24	264,960	289,260	24,300
					$39,730
At February 29, 2024, Destinations Small-Mid Cap Equity Fund had deposited cash of  $(5,230) with a broker or brokers as margin collateral on open exchange traded futures contracts.
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 92.2%
Argentina – 0.1%
281,990	Despegar.com Corp.*	$2,512,531
Australia – 1.7%
9,709	Adbri Ltd.*	19,749
8,812	AGL Energy Ltd.	48,739
6,513	ALS Ltd.	50,677
2,036	Altium Ltd.	85,808
44,857	Alumina Ltd.*	30,966
26,131	AMP Ltd.	18,925
3,563	Ampol Ltd.	91,363
2,289	Ansell Ltd.	35,526
44,434	ANZ Group Holdings Ltd.	822,738
18,113	APA Group	92,531
9,237	Aristocrat Leisure Ltd.	280,374
2,841	ASX Ltd.	121,536
16,685	Atlas Arteria Ltd.	58,609
27,152	Aurizon Holdings Ltd.	67,395
10,887	Bank of Queensland Ltd.	41,567
19,258	Beach Energy Ltd.	20,086
7,396	Bendigo & Adelaide Bank Ltd.	46,569
74,439	BHP Group Ltd.	2,138,019
6,637	BlueScope Steel Ltd.	98,914
5,465	Boral Ltd.*	21,309
20,661	Brambles Ltd.	202,458
4,867	CAR Group Ltd.	116,413
6,245	Challenger Ltd.	27,345
68,204	Charter Hall Group	559,416
26,198	Cleanaway Waste Management Ltd.	45,666
928	Cochlear Ltd.	211,431
19,446	Coles Group Ltd.	213,778
24,983	Commonwealth Bank of Australia	1,892,285
8,740	Computershare Ltd.	147,565
421,325	Coronado Global Resources Inc.(a)	373,560
7,136	CSL Ltd.	1,328,877
6,452	CSR Ltd.	37,088
6,567	Deterra Royalties Ltd.	21,193
15,946	Dexus	76,753
796	Domino’s Pizza Enterprises Ltd.	23,374
7,731	Downer EDI Ltd.	25,118
53,842	Eagers Automotive Ltd.	519,305
2,143	EBOS Group Ltd.	48,224
22,834	Endeavour Group Ltd.	81,700
30,098	Evolution Mining Ltd.	57,925
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Australia – (continued)
1,724	Flight Centre Travel Group Ltd.	$24,009
23,502	Fortescue Ltd.	397,796
27,518	Goodman Group	535,872
33,566	GPT Group	95,453
175,826	GrainCorp Ltd., Class A Shares	893,050
8,196	Harvey Norman Holdings Ltd.	26,397
199,528	Helia Group Ltd.	536,223
3,920	IDP Education Ltd.	48,644
8,504	IGO Ltd.	44,127
5,992	Iluka Resources Ltd.	26,764
26,689	Incitec Pivot Ltd.	46,884
11,976	Insignia Financial Ltd.	18,541
36,460	Insurance Australia Group Ltd.	147,002
90,830	IPD Group Ltd.	289,492
59,845	JB Hi-Fi Ltd.	2,397,097
652,980	Johns Lyng Group Ltd.	2,676,022
8,802	Lendlease Corp., Ltd.	36,894
21,259	Liontown Resources Ltd.*	17,191
30,295	Lottery Corp., Ltd	100,170
5,388	Macquarie Group Ltd.	684,373
3,449	Magellan Financial Group Ltd.	18,206
43,751	Medibank Pvt Ltd.	102,139
472,766	Metcash Ltd.	1,140,862
2,764	Mineral Resources Ltd.	120,755
58,233	Mirvac Group	83,105
68,000	MMG Ltd.*	18,188
46,548	National Australia Bank Ltd.	1,024,928
6,238	New Hope Corp., Ltd	19,075
7,480	NEXTDC Ltd.*	85,971
17,323	Northern Star Resources Ltd.	146,007
5,731	Nufarm Ltd.	21,495
7,422	Orica Ltd.	82,640
25,641	Origin Energy Ltd.	149,932
21,352	Orora Ltd.	37,243
725,678	Perenti Ltd.*	429,472
1,508	Perpetual Ltd.	23,580
46,471	Pilbara Minerals Ltd.	127,557
56,868	Pro Medicus Ltd.	3,841,242
11,695	Qantas Airways Ltd.*	39,105
22,026	QBE Insurance Group Ltd.	249,589
24,872	Qube Holdings Ltd.	52,676
2,605	Ramsay Health Care Ltd.	92,880
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Australia – (continued)
751	REA Group Ltd.	$94,872
2,963	Reece Ltd.	51,829
15,539	Region RE Ltd.	22,358
5,477	Rio Tinto Ltd.	441,887
48,022	Santos Ltd.	221,154
79,736	Scentre Group	162,054
5,234	SEEK Ltd.	89,417
28,120	Seven Group Holdings Ltd.	704,518
2,325	Sims Ltd.	18,565
6,556	Sonic Healthcare Ltd.	126,886
71,438	South32 Ltd.	137,460
51,040	Star Entertainment Grp Ltd.*	17,344
13,837	Steadfast Group Ltd.	52,154
33,921	Stockland	99,362
18,732	Suncorp Group Ltd.	186,579
57,396	Super Retail Group Ltd.	609,325
33,572	Tabcorp Holdings Ltd.	16,380
62,380	Telstra Group Ltd.	155,050
5,739	TPG Telecom Ltd.	17,545
45,730	Transurban Group	402,798
11,157	Treasury Wine Estates Ltd.	89,810
51,547	Vicinity Ltd.	65,134
4,244	Washington H Soul Pattinson & Co., Ltd.	95,500
16,771	Wesfarmers Ltd.	727,587
51,699	Westpac Banking Corp.	886,591
393,941	Whitehaven Coal Ltd.	1,771,973
2,486	WiseTech Global Ltd.	153,032
363,294	Woodside Energy Group Ltd.	7,172,972
17,876	Woolworths Group Ltd.	379,301
4,724	Worley Ltd.	51,520
5,571	Yancoal Australia Ltd.	21,568
	Total Australia	42,192,047
Austria – 0.1%
1,073	ANDRITZ AG	67,440
4,549	Erste Group Bank AG	181,540
2,305	OMV AG	101,557
94,048	Raiffeisen Bank International AG	1,952,610
2,785	Telekom Austria AG, Class A Shares*	22,096
902	Verbund AG	65,230
1,755	voestalpine AG	47,971
	Total Austria	2,438,444
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Belgium – 0.2%
301	Ackermans & van Haaren NV	$50,544
2,591	Ageas SA	109,817
12,784	Anheuser-Busch InBev SA	771,198
292	D’ieteren Group	56,226
607	Elia Group SA	67,398
1,158	Groupe Bruxelles Lambert NV	86,898
3,615	KBC Group NV	254,271
6	Lotus Bakeries NV	56,440
117,721	Proximus SADP	984,126
293	Sofina SA	66,770
41,616	Solvay SA	1,052,867
1,091	Syensqo SA*	97,449
1,822	UCB SA	209,489
3,302	Umicore SA	68,912
2,198	Warehouses De Pauw CVA	58,685
	Total Belgium	3,991,090
Bermuda – 0.2%
262,696	Hiscox Ltd.	3,763,847
Brazil – 1.8%
56,726	Afya Ltd., Class A Shares*	1,170,825
948,557	B3 SA – Brasil Bolsa Balcao	2,448,246
170,400	Bradespar SA	726,726
222,300	Compania de Saneamento de Minas Gerais Copasa MG	924,368
92,200	Compania de Saneamento do Parana	479,094
953,546	Inter & Co., Inc.*	5,420,992
1,009	Localiza Rent a Car SA*(b)	10,618
516,905	Localiza Rent a Car SA	5,511,269
1,683,453	Lojas Renner SA	5,350,853
405,808	Metalurgica Gerdau SA	825,347
219,919	NU Holdings Ltd., Class A Shares*	2,436,703
156,824	Petroleo Brasileiro SA, ADR	2,535,844
314,233	Raia Drogasil SA	1,684,034
11,553	StoneCo Ltd., Class A Shares*	198,827
483,316	Suzano SA	5,478,858
663,500	TOTVS SA	4,096,404
243,957	XP Inc., Class A Shares	5,767,143
	Total Brazil	45,066,151
Cambodia – 0.0%
42,000	NagaCorp Ltd.*	19,318
Canada – 4.8%
295,208	AGF Management Ltd., Class B Shares	1,768,442
60,465	Agnico Eagle Mines Ltd.	2,899,950
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Canada – (continued)
10,900	Alimentation Couche-Tard Inc.	$676,014
10,855	Bank of Montreal	982,521
18,185	Bank of Nova Scotia	881,815
25,900	Barrick Gold Corp.	377,675
4,600	BCE Inc.	170,693
3,900	Brookfield Asset Management Ltd., Class A Shares	158,943
22,300	Brookfield Corp.	920,164
13,582	Canadian Imperial Bank of Commerce	642,697
47,825	Canadian National Railway Co.	6,202,178
15,900	Canadian Natural Resources Ltd.	1,107,605
64,070	Canadian Pacific Kansas City Ltd.	5,445,164
800	Canadian Tire Corp., Ltd, Class A Shares	81,406
56,086	Celestica Inc.*	2,383,701
19,400	Cenovus Energy Inc.	338,069
3,000	CGI Inc.*	344,442
2,130	Constellation Software Inc.	5,930,052
41,067	Definity Financial Corp.	1,388,619
20,992	Descartes Systems Group Inc.*	1,819,377
4,000	Dollarama Inc.	309,413
202,143	Element Fleet Management Corp.	3,373,643
459,500	Enbridge Inc.	15,794,625
30,757	EQB Inc.	1,953,092
282	Fairfax Financial Holdings Ltd.(b)	301,000
22,149	Finning International Inc.	580,674
7,353	Fortis Inc.	283,522
100,946	Franco-Nevada Corp.	10,568,778
900	George Weston Ltd.	117,882
3,700	Great-West Lifeco Inc.(c)	113,959
4,800	Hydro One Ltd.(a)	143,064
1,700	IGM Financial Inc.	44,656
2,600	Imperial Oil Ltd.	162,688
2,600	Intact Financial Corp.	432,353
2,200	Loblaw Cos., Ltd.	234,468
4,100	Magna International Inc.	225,913
26,900	Manulife Financial Corp.	638,433
3,100	Metro Inc.	167,843
39,864	National Bank of Canada	3,111,516
7,300	Nutrien Ltd.	381,043
95,120	Parex Resources Inc.	1,534,928
8,200	Pembina Pipeline Corp.	285,367
7,800	Power Corp. of Canada	225,353
4,600	Restaurant Brands International Inc.	357,181
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Canada – (continued)
21,032	Royal Bank of Canada	$2,042,529
57,568	Russel Metals Inc.	1,886,342
4,000	Saputo Inc.	81,376
56,518	Shopify Inc., Class A Shares*	4,316,840
8,700	Sun Life Financial Inc.	462,068
477,294	Suncor Energy Inc.	16,399,233
15,300	TC Energy Corp.	605,168
6,700	Teck Resources Ltd., Class B Shares	257,455
7,296	TELUS Corp.	127,249
2,300	Thomson Reuters Corp.	363,079
214,459	TMX Group Ltd.	5,625,569
26,900	Toronto-Dominion Bank	1,615,209
4,300	Tourmaline Oil Corp.	194,603
28,036	Waste Connections Inc.	4,666,133
88,058	Wheaton Precious Metals Corp.	3,628,990
140,039	Whitecap Resources Inc.(c)	972,013
	Total Canada	119,104,777
Chile – 0.0%
5,118	Antofagasta PLC	117,573
China – 2.8%
12,000	AAC Technologies Holdings Inc.	29,739
96,687	Alibaba Group Holding Ltd., ADR	7,157,739
21,822	Baidu Inc., ADR*	2,211,223
890,722	China Mengniu Dairy Co., Ltd.*	2,237,306
218,586	Estun Automation Co., Ltd., Class A Shares	529,146
425,831	FinVolution Group, ADR	2,227,096
308,850	Full Truck Alliance Co., Ltd., ADR*	2,038,410
126,048	Fuyao Glass Industry Group Co., Ltd., Class A Shares	757,307
219,182	Glodon Co., Ltd., Class A Shares	416,457
274,550	JD Health International Inc.*(a)	1,047,632
154,816	Jiangsu Hengli Hydraulic Co., Ltd., Class A Shares	1,220,555
70,802	Kanzhun Ltd., ADR	1,108,051
163,700	KE Holdings Inc., ADR	2,224,683
3,550,870	Kingdee International Software Group Co., Ltd.*	3,849,077
306,849	Kingsoft Corp., Ltd.	856,114
47,626	Kweichow Moutai Co., Ltd., Class A Shares	11,206,835
128,000	Lenovo Group Ltd.	142,222
117,363	Lufax Holding Ltd., ADR	366,173
108,182	Midea Group Co., Ltd., Class A Shares	938,531
1,315,322	NARI Technology Co., Ltd., Class A Shares	4,221,266
308,500	Shandong Pharmaceutical Glass Co., Ltd., Class A Shares	1,123,381
236,000	Shenzhen Inovance Technology Co., Ltd., Class A Shares	2,070,881
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
China – (continued)
24,209	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares	$969,123
321,529	Shenzhou International Group Holdings Ltd.	2,656,197
99,000	Silergy Corp.	1,314,544
199,986	Tencent Holdings Ltd.	7,027,131
27,200	Tencent Holdings Ltd., ADR(c)	950,422
78,255	Tencent Music Entertainment Group, ADR*	819,330
285,648	Venustech Group Inc., Class A Shares	868,257
763,500	Yangzijiang Shipbuilding Holdings Ltd.	995,130
104,110	Yum China Holdings Inc.	4,476,933
46,937	Zai Lab Ltd., ADR*(c)	984,738
	Total China	69,041,629
Denmark – 1.1%
37	AP Moller – Maersk AS, Class A Shares	50,126
78	AP Moller – Maersk AS, Class B Shares	110,152
1,289	Carlsberg AS, Class B Shares	179,503
14,406	Coloplast AS, Class B Shares	1,912,491
16,293	D/S Norden AS	731,754
9,812	Danske Bank AS	288,213
1,540	Demant AS*	77,119
2,555	DSV AS	409,838
6,856	Genmab AS*	1,902,746
4,982	H Lundbeck AS	24,118
20,129	Jyske Bank AS, Class Registered Shares	1,626,859
60,347	Novo Nordisk AS, ADR	7,227,760
46,311	Novo Nordisk AS, Class B Shares	5,537,623
47,988	Novozymes AS, Class B Shares(c)	2,706,146
2,629	Orsted AS(a)	148,639
1,170	Pandora AS	188,881
154	ROCKWOOL AS, Class B Shares	49,454
10,096	Royal Unibrew AS	655,373
34,185	Sydbank AS	1,832,430
5,348	Tryg AS	113,620
14,909	Vestas Wind Systems AS*	415,944
	Total Denmark	26,188,789
Finland – 1.1%
1,921	Elisa OYJ	86,527
606,751	Fortum OYJ(c)	7,579,316
4,517	Kesko OYJ, Class B Shares	86,290
4,806	Kone OYJ, Class B Shares	235,264
5,194	Mandatum OYJ*	22,797
8,613	Metso OYJ	92,001
6,161	Neste OYJ	168,895
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Finland – (continued)
76,608	Nokia OYJ	$270,254
50,664	Nordea Bank Abp	615,744
1,728	Orion OYJ, Class B Shares	68,004
267,974	Outokumpu OYJ	1,186,891
6,729	Sampo OYJ, Class A Shares	300,897
662,654	Stora Enso OYJ, Class R Shares	8,382,223
7,802	UPM-Kymmene OYJ	260,999
265,369	Valmet OYJ	6,948,710
6,534	Wartsila OYJ Abp	101,140
	Total Finland	26,405,952
France – 7.1%
176,126	Accor SA	7,637,097
391	Aeroports de Paris SA	53,170
7,601	Air Liquide SA	1,544,575
8,658	Airbus SE	1,431,749
3,273	ALD SA(a)	20,049
4,874	Alstom SA(c)	65,089
1,032	Amundi SA(a)	67,938
116,390	Arkema SA	12,065,529
26,255	AXA SA	933,594
692	BioMerieux	75,651
15,386	BNP Paribas SA	921,996
12,297	Bollore SE	84,312
2,884	Bouygues SA	114,019
4,131	Bureau Veritas SA	120,072
43,307	Capgemini SE	10,523,286
7,250	Carrefour SA	121,761
14	Cie de L’Odet SE	21,766
73,391	Cie de Saint-Gobain SA	5,654,279
424,111	Cie Generale des Etablissements Michelin SCA	15,721,726
920	Covivio SA	41,339
16,208	Credit Agricole SA	219,444
9,108	Danone SA	581,014
18,156	Dassault Aviation SA	3,588,940
82,497	Dassault Systemes SE	3,854,960
3,681	Edenred SE	182,280
1,171	Eiffage SA	127,467
26,038	Engie SA	417,592
5,385	Esker SA	934,742
31,986	EssilorLuxottica SA	6,799,144
693	Eurazeo SE	58,542
826	Gecina SA	79,787
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
France – (continued)
5,255	Getlink SE	$89,722
506	Hermes International SCA	1,269,850
467	Ipsen SA	51,312
1,226	JCDecaux SE*	25,333
1,063	Kering SA	489,914
3,437	Klepierre SA	87,283
1,435	La Francaise des Jeux SAEM(a)	60,081
104,042	Legrand SA	10,547,493
7,856	L’Oreal SA	3,760,155
17,808	LVMH Moet Hennessy Louis Vuitton SE	16,309,795
712	Neoen SA(a)	17,837
28,173	Orange SA	322,981
51,666	Pernod Ricard SA	8,683,484
1,224	Pluxee NV*	34,971
3,396	Publicis Groupe SA	359,088
304	Remy Cointreau SA	32,236
2,891	Renault SA	120,545
3,701	Rexel SA	94,877
29,434	Safran SA	6,166,430
16,113	Sanofi SA	1,530,895
10,984	Sartorius Stedim Biotech	3,022,695
74,700	Schneider Electric SE	16,956,232
2,379	SCOR SE	72,475
301	SEB SA	35,615
11,039	Societe Generale SA	267,568
1,224	Sodexo SA	97,497
319	SOITEC*	46,941
9,641	STMicroelectronics NV	438,301
871	Teleperformance SE	108,051
91,358	Thales SA	13,534,755
220,964	TotalEnergies SE	14,138,231
1,482	Ubisoft Entertainment SA*	33,989
1,478	Unibail-Rodamco-Westfield*	108,090
2,574	Valeo SE	29,842
9,500	Veolia Environnement SA	295,043
7,360	Vinci SA	942,249
8,493	Vivendi SE	94,816
268	Wendel SE	26,228
3,400	Worldline SA*(a)	39,103
	Total France	174,404,912
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Germany – 7.0%
4,477	Adesso SE	$554,656
17,274	adidas AG	3,495,351
5,860	Allianz SE, Class Registered Shares	1,607,865
10,504	Atoss Software AG	2,717,156
320,532	BASF SE	16,314,011
77,816	Bayer AG, Class Registered Shares	2,364,001
5,437	Bayerische Motoren Werke AG	635,436
1,019	Bechtle AG	52,508
26,098	Beiersdorf AG	3,739,675
2,017	Brenntag SE	183,913
629	Carl Zeiss Meditec AG	77,360
15,349	Commerzbank AG	177,492
162,783	Continental AG	13,041,865
2,906	Covestro AG*(a)	158,264
710	CTS Eventim AG & Co. KGaA	55,805
7,761	Daimler Truck Holding AG	316,986
3,230	Delivery Hero SE, Class A Shares*(a)	74,538
29,445	Deutsche Bank AG	393,264
52,978	Deutsche Boerse AG	11,085,468
8,083	Deutsche Lufthansa AG*	62,783
221,896	Deutsche Post AG	10,293,122
304,596	Deutsche Telekom AG, Class Registered Shares	7,239,976
1,070	Deutsche Wohnen SE	22,097
1,114	DWS Group GmbH & Co. KGaA(a)	45,658
32,838	E.ON SE	419,244
14,948	Elmos Semiconductor SE	1,184,026
3,721	Evonik Industries AG	68,581
148,239	Evotec SE*	2,186,101
460	Fielmann Group AG	21,773
389	Fraport AG Frankfurt Airport Services Worldwide*	21,612
3,082	Fresenius Medical Care AG & Co. KGaA	117,857
6,054	Fresenius SE & Co. KGaA	169,562
1,416	FUCHS SE	55,398
268,448	GEA Group AG	10,820,559
916	Hannover Rueck SE	235,008
2,047	Heidelberg Materials AG	198,513
519	Hella GmbH & Co. KGaA	45,847
2,196	HelloFresh SE*	30,429
225,019	Henkel AG & Co. KGaA	16,914,764
4,881	HOCHTIEF AG	578,300
48,983	Infineon Technologies AG	1,753,424
1,291	KION Group AG	65,061
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Germany – (continued)
41,272	Knorr-Bremse AG	$2,887,186
14,035	LEG Immobilien SE*	1,032,620
25,279	Mensch und Maschine Software SE	1,323,610
12,760	Mercedes-Benz Group AG	1,016,352
10,236	Merck KGaA	1,746,409
788	MTU Aero Engines AG	189,367
2,004	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	932,486
3,199	Nagarro SE*(c)	284,706
865	Nemetschek SE	82,465
41,207	Nexus AG	2,605,074
46,561	Puma SE	2,138,465
81	Rational AG	66,555
29,706	Rheinmetall AG	13,619,786
10,512	RWE AG	352,320
88,092	SAP SE	16,461,275
7,067	Sartorius AG	2,670,108
42,008	Schott Pharma AG & Co. KGaA*	1,844,199
1,083	Scout24 SE(a)	78,650
15,259	Siemens AG, Class Registered Shares	3,017,926
8,027	Siemens Energy AG*	123,272
4,052	Siemens Healthineers AG(a)	243,193
529	Sixt SE	41,135
31,131	Symrise AG, Class A Shares	3,182,127
43,406	TAG Immobilien AG*	529,786
647	Talanx AG	46,155
7,041	thyssenkrupp AG	35,946
959	Traton SE	25,377
85,063	TUI AG*	594,719
3,420	Volkswagen AG	471,847
103,223	Vonovia SE	2,880,155
205	Wacker Chemie AG	22,395
28,390	Wuestenrot & Wuerttembergische AG	412,273
57,389	Zalando SE*(a)	1,215,986
	Total Germany	171,769,234
Greece – 0.1%
144,961	Sarantis SA	1,435,330
Hong Kong – 2.6%
2,401,084	AIA Group Ltd.	19,430,331
3,600	ASMPT Ltd.	44,212
17,000	Bank of East Asia Ltd.	21,261
55,000	BOC Hong Kong Holdings Ltd.	145,567
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Hong Kong – (continued)
791,128	Budweiser Brewing Co. APAC Ltd.(a)(c)	$1,290,940
24,000	Cathay Pacific Airways Ltd.*	26,008
19,600	Chow Tai Fook Jewellery Group Ltd.	29,250
29,500	CK Asset Holdings Ltd.	136,805
2,355,500	CK Hutchison Holdings Ltd.	12,021,861
7,000	CK Infrastructure Holdings Ltd.	41,294
1,533,500	CLP Holdings Ltd.	12,812,807
7,500	DFI Retail Group Holdings Ltd.	15,846
45,800	ESR Group Ltd.(a)	61,337
50,000	First Pacific Co., Ltd.	20,138
225,861	Galaxy Entertainment Group Ltd.	1,231,631
15,000	Hang Lung Group Ltd.	17,517
24,000	Hang Lung Properties Ltd.	25,984
11,200	Hang Seng Bank Ltd.	128,227
23,000	Henderson Land Development Co., Ltd.	66,555
147,000	Hong Kong & China Gas Co., Ltd.	113,883
85,900	Hong Kong Exchanges & Clearing Ltd.	2,654,156
14,900	Hongkong Land Holdings Ltd.	50,456
133,300	Hutchison Port Holdings Trust, Class U Shares	17,595
6,000	HUTCHMED China Ltd.*	18,598
10,000	Hysan Development Co., Ltd.	16,402
3,000	Jardine Matheson Holdings Ltd.	125,932
481,000	Kerry Properties Ltd.	795,211
1,803,767	Link REIT	9,038,449
28,400	Man Wah Holdings Ltd.	18,485
26,500	MTR Corp., Ltd	88,128
21,000	New World Development Co., Ltd.	26,571
18,000	NWS Holdings Ltd.	21,122
1,500	Orient Overseas International Ltd.	23,300
51,000	PCCW Ltd.	25,382
21,500	Power Assets Holdings Ltd.	129,495
40,696	Prudential PLC	402,188
46,000	Sino Land Co., Ltd.	49,704
12,000	SITC International Holdings Co., Ltd.	19,696
20,000	Sun Hung Kai Properties Ltd.	202,899
5,500	Swire Pacific Ltd., Class A Shares	45,654
12,500	Swire Pacific Ltd., Class B Shares	16,300
22,400	Swire Properties Ltd.	46,434
146,207	Techtronic Industries Co., Ltd.	1,577,335
136,000	United Energy Group Ltd.	8,330
16,000	Vitasoy International Holdings Ltd.	14,538
138,000	WH Group Ltd.(a)	83,253
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Hong Kong – (continued)
13,000	Wharf Holdings Ltd.	$47,977
20,000	Wharf Real Estate Investment Co., Ltd.	67,179
28,000	Xinyi Glass Holdings Ltd.	28,533
17,500	Yue Yuen Industrial Holdings Ltd.	18,317
	Total Hong Kong	63,359,073
India – 6.3%
123,216	Aarti Industries Ltd.	984,232
40,992	Aarti Pharmalabs Ltd.	244,123
41,586	Aavas Financiers Ltd.*	725,740
396,712	Axis Bank Ltd.	5,120,552
111,016	Bajaj Finance Ltd.	8,688,026
175,881	Berger Paints India Ltd.	1,313,142
415,474	Bharat Wire Ropes Ltd.*	1,510,275
284,823	Bharti Airtel Ltd.	3,520,317
105,432	Birlasoft Ltd.	981,621
237,590	Cello World Ltd.*	2,441,965
509,856	CESC Ltd.	774,406
60,997	Chennai Petroleum Corp., Ltd	652,867
363,563	Cholamandalam Investment & Finance Co., Ltd.	4,799,220
22,086	Divi’s Laboratories Ltd.	927,182
20,772	Dixon Technologies India Ltd.	1,674,455
46,735	Dr Lal PathLabs Ltd.	1,331,464
594,862	Edelweiss Financial Services Ltd.	539,799
57,434	Elecon Engineering Co., Ltd.	692,989
218,040	Elgi Equipments Ltd.	1,715,283
2,773,641	GMR Power & Urban Infra Ltd.*	1,759,950
155,957	Godrej Consumer Products Ltd.	2,321,627
62,825	Godrej Properties Ltd.*	1,823,209
53,007	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	409,963
547,319	HDFC Bank Ltd.	9,253,396
75,061	HDFC Bank Ltd., ADR	4,015,763
277,322	HDFC Life Insurance Co., Ltd.(a)	1,948,748
174,321	Hindustan Unilever Ltd.	5,047,840
617,320	Honasa Consumer Ltd.*	3,102,087
184,871	ICICI Bank Ltd., ADR	4,734,546
535,184	Indus Towers Ltd.*	1,640,758
35,362	Info Edge India Ltd.	2,247,672
71,220	Jindal Saw Ltd.*	410,795
425,642	Jio Financial Services Ltd.*	1,589,073
1,319,532	JM Financial Ltd.	1,534,930
29,720	Jubilant Foodworks Ltd.	166,969
9,463	Kaynes Technology India Ltd.*	345,669
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
India – (continued)
180,753	KPIT Technologies Ltd.	$3,433,241
97,142	Larsen & Toubro Ltd.	4,088,031
121,512	LIC Housing Finance Ltd.*	949,188
58,790	Mahindra & Mahindra Ltd.	1,373,689
51,515	Maruti Suzuki India Ltd.	7,058,075
98,631	Max Financial Services Ltd.*	1,156,051
117,782	Max Healthcare Institute Ltd.	1,116,440
87,340	Medi Assist Healthcare Services Ltd.*(a)	538,348
52,039	Mold-Tek Packaging Ltd.	533,395
5,489	Muthoot Finance Ltd.	85,507
379,490	NCC Ltd.	1,133,720
314,903	Nippon Life India Asset Management Ltd.(a)	1,948,858
1,508,491	NTPC Ltd.	6,079,130
13,160	Nuvama Wealth Management Ltd.*	652,088
126,522	Poonawalla Fincorp Ltd.	715,698
638,661	Power Finance Corp., Ltd.	3,096,148
233,367	Redington Ltd.	587,007
101,986	Reliance Industries Ltd.	3,610,944
123,714	SBI Life Insurance Co., Ltd.(a)	2,324,318
28,556	SRF Ltd.	822,881
652,153	Star Health & Allied Insurance Co., Ltd.*	4,401,196
14,428	Supreme Industries Ltd.	719,228
208,530	Suyog Telematics Ltd.	2,994,452
106,917	Tata Communications Ltd.	2,474,897
19,660	Tata Consultancy Services Ltd.	977,608
131,959	Tata Consumer Products Ltd.	1,887,640
227,610	Titan Co., Ltd.	10,009,248
45,062	Trent Ltd.	2,118,120
102,319	Varun Beverages Ltd.	1,735,097
371,965	Vijaya Diagnostic Centre Pvt Ltd.	2,912,389
1,591,851	Zomato Ltd.*	3,216,875
	Total India	155,740,160
Indonesia – 0.6%
16,478,400	Bank Central Asia Tbk PT	10,331,180
7,879,429	Bank Rakyat Indonesia Persero Tbk PT	3,059,048
620,700	Indo Tambangraya Megah Tbk PT	1,036,175
21,836,700	Sarana Menara Nusantara Tbk PT	1,277,703
	Total Indonesia	15,704,106
Ireland – 1.6%
1,803,151	AIB Group PLC	8,357,437
614,712	Bank of Ireland Group PLC	5,355,395
100,991	CRH PLC	8,501,543
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Ireland – (continued)
1,381	DCC PLC	$97,993
202,698	Experian PLC	8,680,709
2,617	Flutter Entertainment PLC*	566,620
3,222	Glanbia PLC	58,316
6,518	James Hardie Industries PLC*	258,004
2,319	Kerry Group PLC, Class A Shares	203,407
2,137	Kingspan Group PLC	192,992
25,952	PDD Holdings Inc., ADR*	3,232,062
28,105	Ryanair Holdings PLC, ADR	3,885,516
4,107	Smurfit Kappa Group PLC	175,620
	Total Ireland	39,565,614
Israel – 0.2%
1,281	Airport City Ltd.*	21,583
4,825	Amot Investments Ltd.	24,633
384	Azrieli Group Ltd.	27,809
20,122	Bank Hapoalim BM	192,556
20,375	Bank Leumi Le-Israel BM	170,690
22,428	Bezeq The Israeli Telecommunication Corp., Ltd.	30,269
242	Big Shopping Centers Ltd.*	26,748
133	Delek Group Ltd.	17,930
347	Elbit Systems Ltd.	77,156
51	Electra Ltd.	22,138
6,484	Energix-Renewable Energies Ltd.	24,295
1,252	Enlight Renewable Energy Ltd.*	21,631
201	Fattal Holdings 1998 Ltd.*	27,467
468	First International Bank Of Israel Ltd.	20,181
2,529	Harel Insurance Investments & Financial Services Ltd.*	25,123
11,353	ICL Group Ltd.	60,120
77	Israel Corp., Ltd*	20,187
15,480	Israel Discount Bank Ltd., Class A Shares	80,656
451	Melisron Ltd.	34,837
10,360	Mivne Real Estate KD Ltd.	27,784
1,713	Mizrahi Tefahot Bank Ltd.	67,752
30,731	Nayax Ltd.*	850,063
938	Nice Ltd.*	230,032
9,590	Nice Ltd., ADR*	2,350,988
392	Nova Ltd.*	66,692
3,103	OPC Energy Ltd.*	21,733
2,129	Phoenix Holdings Ltd.	22,961
15,699	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	964,905
3,042	Shapir Engineering & Industry Ltd.	18,482
270	Strauss Group Ltd.*	5,351
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Israel – (continued)
16,621	Teva Pharmaceutical Industries Ltd.*	$218,824
1,588	Tower Semiconductor Ltd.*	52,263
	Total Israel	5,823,839
Italy – 1.9%
25,149	A2A SpA	45,709
1,674	Amplifon SpA	55,796
18,256	Assicurazioni Generali SpA	432,810
329,848	Azimut Holding SpA	9,485,638
251,249	Banca Mediolanum SpA	2,711,182
21,282	Banco BPM SpA	124,089
832,319	BPER Banca	3,339,121
17,051	Buzzi SpA	576,630
7,803	Davide Campari-Milano NV	79,239
24,988	DiaSorin SpA	2,518,444
21,670	Digital Value SpA	1,362,109
2,011,335	Enel SpA	12,801,451
31,635	Eni SpA	487,098
118,497	Ermenegildo Zegna NV	1,694,507
1,762	Ferrari NV	743,528
9,313	FinecoBank Banca Fineco SpA	128,847
44,737	Gruppo MutuiOnline SpA	1,646,492
9,413	Hera SpA	32,548
5,394	Infrastrutture Wireless Italiane SpA(a)	59,692
1,037	Interpump Group SpA	49,236
229,375	Intesa Sanpaolo SpA	730,670
9,240	Italgas SpA	50,497
164,833	Iveco Group NV*	2,030,498
5,661	Leonardo SpA	120,986
8,538	Mediobanca Banca di Credito Finanziario SpA	116,349
3,037	Moncler SpA	218,900
11,164	Nexi SpA*(a)	81,868
6,566	Pirelli & C SpA(a)	38,724
6,921	Poste Italiane SpA(a)	81,287
8,900	PRADA SpA	62,769
3,948	Prysmian SpA	196,855
1,219	Recordati Industria Chimica e Farmaceutica SpA	68,268
386	Reply SpA	53,578
31,446	Snam SpA	147,184
215,843	Telecom Italia SpA*	66,059
20,240	Terna – Rete Elettrica Nazionale	158,593
25,608	UniCredit SpA	856,349
349,776	Unipol Gruppo SpA	2,815,986
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Italy – (continued)
13,240	UnipolSai Assicurazioni SpA	$38,148
	Total Italy	46,307,734
Japan – 15.3%
1,200	ABC-Mart Inc.	20,571
8,500	Acom Co., Ltd.	21,144
8	Activia Properties Inc.	20,785
45,400	Adastria Co., Ltd.	1,034,337
24	Advance Residence Investment Corp.	48,987
10,900	Advantest Corp.	511,825
10,500	Aeon Co., Ltd.	250,472
2,300	AEON Financial Service Co., Ltd.	20,043
1,600	Aeon Mall Co., Ltd.	18,679
21	AEON REIT Investment Corp.	18,429
2,700	AGC Inc.	96,535
800	Aica Kogyo Co., Ltd.	19,015
700	Ain Holdings Inc.	22,123
2,000	Air Water Inc.	28,911
2,400	Aisin Corp.	90,587
7,500	Ajinomoto Co., Inc.	274,902
31,100	Alfresa Holdings Corp.	464,271
2,500	Alps Alpine Co., Ltd.	18,440
69,500	Amada Co., Ltd.	773,166
900	Amano Corp.	22,013
1,000	Amvis Holdings Inc.	16,654
2,400	ANA Holdings Inc.*	52,296
2,200	Anritsu Corp.	19,005
1,900	Aozora Bank Ltd.	34,168
600	Ariake Japan Co., Ltd.	21,155
500	As One Corp.	17,431
334,900	Asahi Group Holdings Ltd.	11,483,116
2,800	Asahi Intecc Co., Ltd.	58,237
16,700	Asahi Kasei Corp.	116,261
2,200	Asics Corp.	93,725
26,500	Astellas Pharma Inc.	292,505
152,722	Avant Group Corp.	1,393,515
1,500	Azbil Corp.	44,053
102,981	AZ-COM MARUWA Holdings Inc.	1,016,603
14,156	AZOOM Co., Ltd.	607,940
8,100	Bandai Namco Holdings Inc.	159,888
26,100	baudroie inc*	584,939
2,200	BayCurrent Consulting Inc.	49,352
1,400	Benefit One Inc.	20,250
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
1,600	Benesse Holdings Inc.	$27,669
2,700	Bic Camera Inc.	23,193
17,700	BIPROGY Inc.	548,083
8,200	Bridgestone Corp.	353,257
4,700	Brother Industries Ltd.	78,798
114,300	Calbee Inc.	2,440,400
13,500	Canon Inc.	394,247
800	Canon Marketing Japan Inc.	23,812
2,700	Capcom Co., Ltd.	108,791
2,500	Casio Computer Co., Ltd.	19,980
13,100	Central Japan Railway Co.	329,620
417,300	Chiba Bank Ltd.	3,394,625
10,400	Chubu Electric Power Co., Inc.	129,567
121,800	Chugai Pharmaceutical Co., Ltd.	4,883,132
2,900	Chugin Financial Group Inc.	22,868
3,800	Chugoku Electric Power Co., Inc.	25,642
1,500	Coca-Cola Bottlers Japan Holdings Inc.	19,826
30,800	COMSYS Holdings Corp.	679,925
15,500	Concordia Financial Group Ltd.	78,487
1,400	Cosmo Energy Holdings Co., Ltd.	62,375
300	Cosmos Pharmaceutical Corp.	29,276
126,200	Credit Saison Co., Ltd.	2,450,879
7,200	CyberAgent Inc.	50,538
3,200	Dai Nippon Printing Co., Ltd.	93,424
52,100	Daicel Corp.	493,165
79,000	Daido Steel Co., Ltd.	932,388
4,100	Daifuku Co., Ltd.	96,711
13,900	Dai-ichi Life Holdings Inc.	316,501
127,500	Daiichi Sankyo Co., Ltd.	4,234,028
1,400	Daiichikosho Co., Ltd.	18,103
16,900	Daikin Industries Ltd.	2,375,282
900	Daito Trust Construction Co., Ltd.	106,776
9,400	Daiwa House Industry Co., Ltd.	272,050
28	Daiwa House REIT Investment Corp., Class A Shares	45,707
5	Daiwa Office Investment Corp., Class A Shares	19,468
19,400	Daiwa Securities Group Inc.	142,996
27	Daiwa Securities Living Investments Corp., Class A Shares	18,154
35,000	Daiwabo Holdings Co., Ltd.	614,148
1,900	DeNA Co., Ltd.	18,582
1,500	Denka Co., Ltd.	24,596
30,400	Denso Corp.	553,820
3,400	Dentsu Group Inc.	94,070
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
500	Dentsu Soken Inc.	$17,876
700	Descente Ltd.	15,770
21,300	Dexerials Corp.	859,248
1,100	DIC Corp.	21,205
18,400	Disco Corp.	5,987,813
1,300	DMG Mori Co., Ltd.	30,072
700	Dowa Holdings Co., Ltd.	24,491
5,400	East Japan Railway Co.	319,477
15,300	Ebara Corp.	1,291,484
51,100	EDION Corp.	524,948
3,900	Eisai Co., Ltd.	162,320
165,900	Electric Power Development Co., Ltd.	2,713,645
39,300	ENEOS Holdings Inc.	169,660
1,300	EXEO Group Inc.	27,307
59,200	Ezaki Glico Co., Ltd.	1,759,603
1,300	Fancl Corp.	17,972
14,100	FANUC Corp.	412,227
2,300	Fast Retailing Co., Ltd.	668,508
1,200	Food & Life Cos., Ltd.	23,864
1,200	FP Corp.	22,027
8	Frontier Real Estate Investment Corp.	22,919
1,600	Fuji Electric Co., Ltd.	97,386
600	Fuji Kyuko Co., Ltd.	15,969
1,300	Fuji Oil Holdings Inc.	21,706
5,300	FUJIFILM Holdings Corp.	335,763
2,900	Fujikura Ltd.	35,436
1,100	Fujitsu General Ltd.	14,197
2,600	Fujitsu Ltd.	405,580
2,200	Fukuoka Financial Group Inc.	57,057
28,326	Funai Soken Holdings Inc.	476,191
1,200	Furukawa Electric Co., Ltd.	23,677
300	Fuyo General Lease Co., Ltd.	27,364
81	GLP J-Reit	64,240
1,200	GMO internet group Inc.	21,717
500	GMO Payment Gateway Inc.	33,777
500	Goldwin Inc.	28,990
1,400	GS Yuasa Corp.	26,369
54,800	GungHo Online Entertainment Inc.	794,296
144,600	Hachijuni Bank Ltd.	885,916
2,700	Hakuhodo DY Holdings Inc.	25,112
1,600	Hamamatsu Photonics KK	57,458
3,600	Hankyu Hanshin Holdings Inc.	103,748
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
23,100	Hanwa Co., Ltd.	$878,225
900	Harmonic Drive Systems Inc.	23,573
4,200	Haseko Corp.	52,029
1,400	Heiwa Corp.	19,315
10,400	Hikari Tsushin Inc.	1,881,799
5,700	Hino Motors Ltd.*	18,976
3,400	Hirogin Holdings Inc.	24,264
36,010	Hirose Electric Co., Ltd.	3,828,045
800	Hisamitsu Pharmaceutical Co., Inc.	20,672
1,500	Hitachi Construction Machinery Co., Ltd.	43,377
13,100	Hitachi Ltd.	1,103,845
1,202,500	Honda Motor Co., Ltd.	14,280,421
5,800	Horiba Ltd.	566,958
1,700	Hoshizaki Corp.	58,043
1,700	House Foods Group Inc.	35,658
5,100	Hoya Corp.	665,265
5,400	Hulic Co., Ltd.	53,863
1,700	Ibiden Co., Ltd.	78,583
16,700	Idemitsu Kosan Co., Ltd.	105,835
80,100	IDOM Inc.	484,175
2,100	IHI Corp.	46,304
2,600	Iida Group Holdings Co., Ltd.	33,567
22	Industrial & Infrastructure Fund Investment Corp., Class A Shares	18,490
336,900	Infomart Corp.	957,589
2,300	INFRONEER Holdings Inc.	23,575
13,500	Inpex Corp.	180,794
1,300	Internet Initiative Japan Inc.	24,125
80	Invincible Investment Corp.	32,854
5,900	Isetan Mitsukoshi Holdings Ltd.	83,488
7,900	Isuzu Motors Ltd.	112,573
700	Ito En Ltd.	19,503
19,600	ITOCHU Corp.	854,189
1,000	Itoham Yonekyu Holdings Inc.	27,433
800	Iwatani Corp.	39,781
2,700	Iyogin Holdings Inc.	20,252
2,300	J Front Retailing Co., Ltd.	22,876
36,700	JAFCO Group Co., Ltd.	440,792
1,700	Japan Airlines Co., Ltd.	31,733
1,100	Japan Airport Terminal Co., Ltd.	43,244
215,600	Japan Elevator Service Holdings Co., Ltd.	3,464,329
7,200	Japan Exchange Group Inc.	188,346
57	Japan Hotel REIT Investment Corp., Class A Shares	27,627
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
10	Japan Logistics Fund Inc.	$17,069
93	Japan Metropolitan Fund Invest	54,865
14,300	Japan Petroleum Exploration Co., Ltd.	581,355
21,300	Japan Post Bank Co., Ltd.	227,020
29,300	Japan Post Holdings Co., Ltd.	282,841
2,700	Japan Post Insurance Co., Ltd.	49,736
11	Japan Prime Realty Investment Corp.	24,131
18	Japan Real Estate Investment Corp.	64,923
1,100	Japan Steel Works Ltd.	20,054
17,500	Japan Tobacco Inc.	454,802
8,776	JCR Pharmaceuticals Co., Ltd.	52,762
9,400	Jeol Ltd.	417,363
8,900	JFE Holdings Inc.	145,961
87,800	JGC Holdings Corp.	799,271
500	JMDC Inc.	12,390
2,200	JSR Corp.	59,071
57,000	JTEKT Corp.	531,175
1,000	Justsystems Corp.	17,889
1,000	Kadokawa Corp.	19,087
1,500	Kagome Co., Ltd.	34,480
5,600	Kajima Corp.	103,936
1,800	Kakaku.com Inc.	20,649
1,000	Kamigumi Co., Ltd.	23,409
2,100	Kandenko Co., Ltd.	23,938
800	Kaneka Corp.	19,236
10,800	Kansai Electric Power Co., Inc.	138,346
2,200	Kansai Paint Co., Ltd.	31,924
6,500	Kao Corp.	247,226
1,300	Katitas Co., Ltd.	17,446
2,200	Kawasaki Heavy Industries Ltd.	60,793
3,200	Kawasaki Kisen Kaisha Ltd.	154,041
22,700	KDDI Corp.	690,394
53	KDX Realty Investment Corp., Class A Shares	53,117
900	Keihan Holdings Co., Ltd.	20,820
4,000	Keikyu Corp.	35,519
1,800	Keio Corp.	50,463
2,000	Keisei Electric Railway Co., Ltd.	93,431
2,500	Kewpie Corp.	46,533
13,715	Keyence Corp.	6,436,052
2,700	Kikkoman Corp.	176,829
1,700	Kinden Corp.	28,943
2,800	Kintetsu Group Holdings Co., Ltd.	86,024
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
11,100	Kirin Holdings Co., Ltd.	$154,409
800	Kobayashi Pharmaceutical Co., Ltd.	31,934
2,200	Kobe Bussan Co., Ltd.	59,196
5,300	Kobe Steel Ltd.	72,688
3,800	Koei Tecmo Holdings Co., Ltd.	47,548
99,200	Koito Manufacturing Co., Ltd.	1,259,907
1,200	Kokuyo Co., Ltd.	18,971
436,000	Komatsu Ltd.	12,648,371
1,600	Konami Group Corp.	107,788
14,100	Konica Minolta Inc.*	46,531
9,600	Kose Corp.	539,155
1,300	Kotobuki Spirits Co., Ltd.	17,377
2,200	K’s Holdings Corp.	19,044
15,800	Kubota Corp.	231,726
5,600	Kuraray Co., Ltd.	56,672
1,600	Kurita Water Industries Ltd.	65,134
1,200	Kusuri no Aoki Holdings Co., Ltd.	25,092
17,200	Kyocera Corp.	254,261
4,200	Kyoto Financial Group Inc.	73,343
3,700	Kyowa Kirin Co., Ltd.	73,449
600	Kyudenko Corp.	23,330
6,500	Kyushu Electric Power Co., Inc.*	53,094
4,500	Kyushu Financial Group Inc.	33,878
2,800	Kyushu Railway Co.	64,351
21	LaSalle Logiport REIT	19,737
1,100	Lasertec Corp.	294,285
18,100	Lawson Inc.	1,238,116
124,700	Lion Corp.	1,099,218
3,500	Lixil Corp.	44,778
590,300	LY Corp.	1,620,670
133,600	M3 Inc.	1,919,645
1,400	Mabuchi Motor Co., Ltd.	25,587
900	Macnica Holdings Inc.	49,751
551,300	Makita Corp.	14,404,034
82,763	Management Solutions Co., Ltd.	1,670,826
1,600	Mani Inc.	21,800
22,500	Marubeni Corp.	371,913
2,400	Marui Group Co., Ltd.	39,036
800	Maruichi Steel Tube Ltd.	20,985
5,300	MatsukiyoCocokara & Co.	87,708
8,200	Mazda Motor Corp.	94,898
1,100	McDonald’s Holdings Co. Japan Ltd.	51,176
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
538,800	Mebuki Financial Group Inc.	$1,683,121
32,700	Medipal Holdings Corp.	494,369
4,400	MEIJI Holdings Co., Ltd.	99,112
1,200	Menicon Co., Ltd.	14,232
2,200	Mercari Inc.*	30,034
716,200	MINEBEA MITSUMI Inc.	14,829,886
4,200	MISUMI Group Inc.	64,351
17,500	Mitsubishi Chemical Group Corp.	100,364
50,000	Mitsubishi Corp.	1,071,130
897,900	Mitsubishi Electric Corp.	14,202,579
15,400	Mitsubishi Estate Co., Ltd.	236,774
2,200	Mitsubishi Gas Chemical Co., Inc.	35,939
10,900	Mitsubishi HC Capital Inc.	75,012
4,300	Mitsubishi Heavy Industries Ltd.	340,173
800	Mitsubishi Logistics Corp.	24,559
2,300	Mitsubishi Materials Corp.	40,219
943,300	Mitsubishi Motors Corp.	2,917,765
171,800	Mitsubishi UFJ Financial Group Inc.	1,764,889
21,900	Mitsui & Co., Ltd.	959,646
2,200	Mitsui Chemicals Inc.	60,978
61,300	Mitsui Fudosan Co., Ltd.	1,664,879
8	Mitsui Fudosan Logistics Park Inc.	22,652
400	Mitsui High-Tec Inc.	22,450
900	Mitsui Mining & Smelting Co., Ltd.	26,519
4,800	Mitsui OSK Lines Ltd.	164,385
1,000	Miura Co., Ltd.	21,331
48,500	MIXI Inc.	799,600
37,500	Mizuho Financial Group Inc.	699,283
600	Money Forward Inc.*	26,591
3,000	MonotaRO Co., Ltd.	28,727
21	Mori Hills REIT Investment Corp., Class A Shares	18,364
1,200	Morinaga & Co., Ltd.	21,548
1,000	Morinaga Milk Industry Co., Ltd.	20,735
6,600	MS&AD Insurance Group Holdings Inc.	327,022
84,800	m-up Holdings Inc.	631,234
170,600	Murata Manufacturing Co., Ltd.	3,467,880
1,100	Nabtesco Corp.	18,363
1,300	Nagase & Co., Ltd.	21,630
3,300	Nagoya Railroad Co., Ltd.	47,072
1,700	Nankai Electric Railway Co., Ltd.	33,189
3,800	NEC Corp.	256,276
1,200	NEC Networks & System Integration Corp.	19,643
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
1,100	NET One Systems Co., Ltd.	$19,062
6,300	Nexon Co., Ltd.	103,839
108,000	Nextage Co., Ltd.(c)	1,762,173
3,400	NGK Insulators Ltd.	44,314
1,800	NH Foods Ltd.	63,009
64,500	NHK Spring Co., Ltd.	619,649
1,700	Nichirei Corp.	42,627
7,700	NIDEC Corp.	292,346
900	Nifco Inc.	21,712
1,200	Nihon Kohden Corp.	33,284
4,300	Nihon M&A Center Holdings Inc.	28,767
4,200	Nikon Corp.	41,579
15,300	Nintendo Co., Ltd.	856,305
5	Nippon Accommodations Fund Inc., Class A Shares	18,952
21	Nippon Building Fund Inc.	80,861
1,300	Nippon Electric Glass Co., Ltd.	31,384
1,100	NIPPON EXPRESS HOLDINGS Inc.	58,104
2,400	Nippon Kayaku Co., Ltd.	20,678
16,100	Nippon Paint Holdings Co., Ltd.	120,012
34	Nippon Prologis REIT Inc.	56,907
2,700	Nippon Sanso Holdings Corp.	78,345
600	Nippon Shinyaku Co., Ltd.	19,112
600	Nippon Shokubai Co., Ltd.	22,472
12,000	Nippon Steel Corp.	298,074
2,602,700	Nippon Telegraph & Telephone Corp.	3,169,265
6,800	Nippon Yusen KK	216,731
1,200	Nishi-Nippon Railroad Co., Ltd.	19,299
1,700	Nissan Chemical Corp.	71,098
29,100	Nissan Motor Co., Ltd.	114,483
4,400	Nisshin Seifun Group Inc.	61,010
3,000	Nissin Foods Holdings Co., Ltd.	87,588
3,100	Niterra Co., Ltd.	94,321
1,200	Nitori Holdings Co., Ltd.	176,197
23,600	Nitto Denko Corp.	2,160,449
800	NOF Corp.	35,966
1,500	NOK Corp.	21,265
45,200	Nomura Holdings Inc.	256,702
1,400	Nomura Real Estate Holdings Inc.	34,837
61	Nomura Real Estate Master Fund Inc.	60,586
121,500	Nomura Research Institute Ltd.	3,414,748
209,000	North Pacific Bank Ltd.	556,227
600	NS Solutions Corp.	20,069
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
27,600	NS United Kaiun Kaisha Ltd.	$977,541
1,999,700	NSK Ltd.	10,945,372
8,500	NTT Data Group Corp.	138,374
9,500	Obayashi Corp.	92,123
700	OBIC Business Consultants Co., Ltd.	33,438
1,000	Obic Co., Ltd.	156,409
4,600	Odakyu Electric Railway Co., Ltd.	64,675
9,900	Oji Holdings Corp.	38,796
500	OKUMA Corp.	23,554
1,225,900	Olympus Corp.	17,445,197
2,800	Omron Corp.	104,823
5,800	Ono Pharmaceutical Co., Ltd.	96,040
1,100	Open House Group Co., Ltd.	34,645
700	Oracle Corp. Japan	53,648
13,900	Oriental Land Co., Ltd.	498,088
17,000	ORIX Corp.	357,280
32	Orix JREIT Inc.	33,804
5,800	Osaka Gas Co., Ltd.	115,696
1,500	OSG Corp.	21,049
1,200	Otsuka Corp.	52,750
7,200	Otsuka Holdings Co., Ltd.	292,074
700	PALTAC Corp.	19,613
6,100	Pan Pacific International Holdings Corp.	142,977
31,500	Panasonic Holdings Corp.	296,917
1,600	Park24 Co., Ltd.*	19,002
3,400	Penta-Ocean Construction Co., Ltd.	17,602
2,000	PeptiDream Inc.*	21,091
1,302,000	Persol Holdings Co., Ltd.	1,878,445
1,800	Pigeon Corp.	18,339
31,300	Plus Alpha Consulting Co., Ltd.	528,356
1,700	Pola Orbis Holdings Inc.	16,975
97,600	Premium Group Co., Ltd.	1,223,873
237,306	Prestige International Inc.	1,017,901
92,504	Rakus Co., Ltd.	1,460,911
1,300	Rakuten Bank Ltd.*	25,702
18,700	Rakuten Group Inc.	102,831
102,100	Recruit Holdings Co., Ltd.	4,136,225
1,700	Relo Group Inc.	13,704
19,600	Renesas Electronics Corp.	322,440
4,100	Rengo Co., Ltd.	27,360
1,403,100	Resona Holdings Inc.	7,642,461
2,200	Resonac Holdings Corp.	53,186
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
1,200	Resorttrust Inc.	$20,655
10,200	Ricoh Co., Ltd.	84,664
1,600	Rinnai Corp.	37,300
4,500	Rohm Co., Ltd.	76,832
229,100	Rohto Pharmaceutical Co., Ltd.	4,657,162
98,800	Round One Corp.	462,742
3,700	Ryohin Keikaku Co., Ltd.	58,408
300	Sanken Electric Co., Ltd.	15,153
203,000	Sankyo Co., Ltd.	2,315,433
700	Sankyu Inc.	24,741
700	Sanrio Co., Ltd.	39,474
5,400	Santen Pharmaceutical Co., Ltd.	53,585
31,200	Sanwa Holdings Corp.	553,614
1,000	Sapporo Holdings Ltd.	43,989
600	Sawai Group Holdings Co., Ltd.	23,010
3,900	SBI Holdings Inc.	104,841
20,800	SCREEN Holdings Co., Ltd.	2,612,281
1,200	SCSK Corp.	22,122
2,900	Secom Co., Ltd.	211,439
1,700	Sega Sammy Holdings Inc.	21,320
3,300	Seibu Holdings Inc.	47,666
5,400	Seiko Epson Corp.	87,382
2,000	Seino Holdings Co., Ltd.	28,275
5,700	Sekisui Chemical Co., Ltd.	80,475
8,500	Sekisui House Ltd.	189,657
44	Sekisui House REIT Inc.	21,748
351,000	Seven & i Holdings Co., Ltd.	5,226,912
9,900	Seven Bank Ltd.	19,767
6,500	SG Holdings Co., Ltd.	81,552
3,200	Sharp Corp.	17,478
200	SHIFT Inc.*	36,879
3,200	Shikoku Electric Power Co., Inc.	23,269
250,300	Shimadzu Corp.	6,833,724
600	Shimamura Co., Ltd.	31,901
1,100	Shimano Inc.	153,308
7,100	Shimizu Corp.	41,110
28,200	Shin-Etsu Chemical Co., Ltd.	1,204,486
800	Shinko Electric Industries Co., Ltd.	28,985
3,700	Shionogi & Co., Ltd.	184,538
1,300	Ship Healthcare Holdings Inc.	18,893
53,000	Shiseido Co., Ltd.	1,446,156
7,100	Shizuoka Financial Group Inc.	69,548
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
500	SHO-BOND Holdings Co., Ltd.	$21,396
267,996	SIGMAXYZ Holdings Inc.	3,059,571
138,100	SKY Perfect JSAT Holdings Inc.	818,879
3,600	Skylark Holdings Co., Ltd.	52,396
12,100	SMC Corp.	7,298,969
119,038	SMS Co., Ltd.	2,111,532
3,000	Socionext Inc.	77,231
40,400	SoftBank Corp.	531,974
14,300	SoftBank Group Corp.	853,674
3,300	Sohgo Security Services Co., Ltd.	18,274
131,800	Sojitz Corp.	3,347,095
4,500	Sompo Holdings Inc.	264,137
56,800	Sony Group Corp.	4,883,358
1,100	Sotetsu Holdings Inc.	19,945
1,500	Square Enix Holdings Co., Ltd.	63,543
42,700	Stanley Electric Co., Ltd.	731,995
64,100	Strike Co., Ltd.	2,355,699
9,400	Subaru Corp.	214,094
2,100	Sugi Holdings Co., Ltd.	32,915
5,300	SUMCO Corp.	83,308
500	Sumitomo Bakelite Co., Ltd.	28,741
19,100	Sumitomo Chemical Co., Ltd.	38,791
16,200	Sumitomo Corp.	379,809
11,100	Sumitomo Electric Industries Ltd.	165,023
1,800	Sumitomo Forestry Co., Ltd.	51,459
1,700	Sumitomo Heavy Industries Ltd.	50,693
60,200	Sumitomo Metal Mining Co., Ltd.	1,570,193
18,900	Sumitomo Mitsui Financial Group Inc.	1,052,605
10,500	Sumitomo Mitsui Trust Holdings Inc.	212,936
6,200	Sumitomo Realty & Development Co., Ltd.	183,953
41,600	Sumitomo Rubber Industries Ltd.	484,951
1,400	Sundrug Co., Ltd.	43,679
2,000	Suntory Beverage & Food Ltd.	65,711
16,100	Suzuken Co., Ltd.	478,939
6,700	Suzuki Motor Corp.	294,104
2,700	Sysmex Corp.	152,033
7,500	T&D Holdings Inc.	130,373
1,500	Taiheiyo Cement Corp.	31,577
53,100	Taisei Corp.	1,670,946
700	Taisho Pharmaceutical Holdings Co., Ltd.	40,289
2,000	Taiyo Yuden Co., Ltd.	43,742
2,500	Takara Holdings Inc.	20,953
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
1,400	Takashimaya Co., Ltd.	$21,108
22,500	Takeda Pharmaceutical Co., Ltd.	659,026
5,300	TDK Corp.	276,152
1,800	TechnoPro Holdings Inc.	36,090
2,100	Teijin Ltd.	17,790
10,500	Terumo Corp.	409,795
1,100	THK Co., Ltd.	24,183
2,900	TIS Inc.	65,372
3,200	Tobu Railway Co., Ltd.	81,781
3,500	Toda Corp.	21,646
200	Toei Animation Co., Ltd.	24,679
1,800	Toho Co., Ltd.	58,410
1,400	Toho Gas Co., Ltd.	28,064
7,200	Tohoku Electric Power Co., Inc.	48,718
2,500	Tokai Carbon Co., Ltd.	16,493
27,400	Tokio Marine Holdings Inc.	799,621
3,600	Tokyo Century Corp.	37,586
23,300	Tokyo Electric Power Co. Holdings Inc.*	125,882
6,500	Tokyo Electron Ltd.	1,607,454
5,900	Tokyo Gas Co., Ltd.	129,129
1,800	Tokyo Ohka Kogyo Co., Ltd.	55,528
400	Tokyo Seimitsu Co., Ltd.	27,661
105,800	Tokyo Steel Manufacturing Co., Ltd.	1,178,923
76,100	Tokyo Tatemono Co., Ltd.	1,103,976
9,800	Tokyu Corp.	124,811
174,500	Tokyu Fudosan Holdings Corp.	1,146,862
3,500	TOPPAN Holdings Inc.	83,449
21,200	Toray Industries Inc.	97,591
1,400	Toshiba TEC Corp.	29,267
654,300	Tosoh Corp.	8,911,157
372,800	TOTO Ltd.	10,096,429
2,300	Toyo Seikan Group Holdings Ltd.	38,686
112,200	Toyo Suisan Kaisha Ltd.	6,525,469
44,000	Toyo Tire Corp.	797,781
25,400	Toyoda Gosei Co., Ltd.	523,237
29,600	Toyota Boshoku Corp.	469,068
2,400	Toyota Industries Corp.	239,124
177,000	Toyota Motor Corp.	4,248,132
3,300	Toyota Tsusho Corp.	213,694
25,800	Transcosmos Inc.	523,720
1,500	Trend Micro Inc.	73,082
1,800	TS Tech Co., Ltd.	23,290
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
1,100	Tsumura & Co.	$20,228
600	Tsuruha Holdings Inc.	45,266
1,700	UBE Corp.	28,530
600	Ulvac Inc.	37,005
5,500	Unicharm Corp.	182,582
40	United Urban Investment Corp.	37,773
1,500	Ushio Inc.	19,859
3,200	USS Co., Ltd.	55,778
51,200	Valor Holdings Co., Ltd.	827,457
407,600	Welcia Holdings Co., Ltd.(c)	7,685,720
3,500	West Japan Railway Co.	145,516
700	Workman Co., Ltd.	18,933
3,900	Yakult Honsha Co., Ltd.	83,973
257,400	Yamada Holdings Co., Ltd.	739,333
2,400	Yamaguchi Financial Group Inc.	24,352
2,100	Yamaha Corp.	46,045
12,000	Yamaha Motor Co., Ltd.	107,438
4,600	Yamato Holdings Co., Ltd.	70,009
8,400	Yamato Kogyo Co., Ltd.	468,515
21,000	Yamazaki Baking Co., Ltd.	493,766
800	Yaoko Co., Ltd.	45,981
3,800	Yaskawa Electric Corp.	155,731
89,900	Yokogawa Electric Corp.	1,901,857
1,700	Yokohama Rubber Co., Ltd.	45,382
700	Zenkoku Hosho Co., Ltd.	25,656
1,200	Zensho Holdings Co., Ltd.	52,640
1,900	Zeon Corp.	16,085
1,700	ZOZO Inc.	38,546
	Total Japan	376,592,814
Jersey, Channel Islands – 0.1%
321,297	JTC PLC	3,167,524
Jordan – 0.0%
2,001	Hikma Pharmaceuticals PLC	49,614
Lithuania – 0.1%
829,678	Baltic Classifieds Group PLC	2,477,001
Luxembourg – 0.0%
7,418	ArcelorMittal SA	193,577
1,786	Eurofins Scientific SE	106,739
6,750	L’Occitane International SA	25,505
521	RTL Group SA	19,231
6,315	Tenaris SA	112,463
	Total Luxembourg	457,515
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Macau – 0.0%
15,600	MGM China Holdings Ltd.*	$25,172
37,600	Sands China Ltd.*	107,182
20,800	Wynn Macau Ltd.*	17,577
	Total Macau	149,931
Malaysia – 0.1%
3,652,564	CTOS Digital Bhd	1,163,167
12,241	Lynas Rare Earths Ltd.*	46,695
	Total Malaysia	1,209,862
Mexico – 0.3%
3,190	Fresnillo PLC	18,353
349,394	Grupo Mexico SAB de CV, Class B Shares	1,703,331
289,484	Qualitas Controladora SAB de CV	3,251,799
619,988	Wal-Mart de Mexico SAB de CV	2,475,901
	Total Mexico	7,449,384
Netherlands – 4.0%
1,427	Aalberts NV	64,114
5,427	ABN AMRO Bank NV(a)	87,143
2,137	Adyen NV*(a)	3,376,690
22,895	Aegon Ltd.	137,316
209,965	Akzo Nobel NV	15,291,425
877	Argenx SE*	330,273
4,300	Argenx SE, ADR*	1,634,043
692	ASM International NV	424,928
23,090	ASML Holding NV	21,845,935
5,482	ASML Holding NV, Class NY Registered Shares, ADR	5,217,110
2,375	ASR Nederland NV	109,539
1,071	BE Semiconductor Industries NV	194,436
1,165	CTP NV(a)	18,874
167,838	Euronext NV(a)	15,472,317
1,473	EXOR NV	158,987
1,925	Heineken Holding NV	148,623
46,594	Heineken NV	4,305,958
913	IMCD NV	139,137
141,279	ING Groep NV	1,939,201
1,121	JDE Peet’s NV	25,608
14,240	Koninklijke Ahold Delhaize NV	423,622
50,790	Koninklijke KPN NV	185,663
11,854	Koninklijke Philips NV	237,306
896	Koninklijke Vopak NV	33,230
4,241	NN Group NV	188,962
1,540	OCI NV	40,591
231,523	Prosus NV*	6,760,429
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Netherlands – (continued)
3,298	QIAGEN NV*	$141,327
185,738	Randstad NV	10,251,987
2,144	Signify NV(a)	57,494
31,724	Stellantis NV	831,862
10,739	Universal Music Group NV	323,644
44,493	Wolters Kluwer NV	7,014,474
	Total Netherlands	97,412,248
New Zealand – 0.0%
9,594	a2 Milk Co., Ltd.*	36,170
39,575	Air New Zealand Ltd.	14,834
20,497	Auckland International Airport Ltd.	101,067
10,537	Contact Energy Ltd.	51,796
9,088	Fisher & Paykel Healthcare Corp., Ltd	135,436
10,460	Fletcher Building Ltd.	26,144
11,148	Infratil Ltd.	70,048
36,640	Kiwi Property Group Ltd.	18,886
1,081	Mainfreight Ltd.	44,613
9,213	Mercury NZ Ltd.	37,458
16,644	Meridian Energy Ltd.	60,651
8,035	Ryman Healthcare Ltd.*	22,715
17,244	SKYCITY Entertainment Group Ltd.	20,269
24,719	Spark New Zealand Ltd.	76,360
1,831	Xero Ltd.*	151,823
	Total New Zealand	868,270
Norway – 0.9%
3,172	Adevinta ASA, Class B Shares*	33,886
343	Aker ASA, Class A Shares	18,495
738,919	Aker BP ASA	17,940,649
11,628	AutoStore Holdings Ltd.*(a)	18,668
14,844	DNB Bank ASA	296,915
13,127	Equinor ASA	322,976
36,500	Equinor ASA, ADR	898,630
83,303	Europris ASA(a)	573,829
2,943	Gjensidige Forsikring ASA	46,477
1,130	Kongsberg Gruppen ASA	72,002
6,411	Mowi ASA	123,701
503,790	MPC Container Ships ASA	647,336
18,516	Norsk Hydro ASA	95,340
12,952	Orkla ASA	92,837
884	Salmar ASA	56,057
712	Schibsted ASA, Class A Shares	21,259
2,039	Schibsted ASA, Class B Shares	56,741
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Norway – (continued)
9,604	Telenor ASA	$105,099
4,115	TOMRA Systems ASA	54,786
7,557	Var Energi ASA	23,077
2,206	Yara International ASA	68,615
	Total Norway	21,567,375
Peru – 0.1%
11,980	Credicorp Ltd.	2,047,142
Philippines – 0.3%
2,202,582	Ayala Land Inc.	1,371,023
833,164	BDO Unibank Inc.	2,266,710
164,090	SM Investments Corp.	2,742,854
	Total Philippines	6,380,587
Poland – 0.3%
7,296	Allegro.eu SA*(a)	58,927
2,116	Bank Polska Kasa Opieki SA	91,697
2,664	Benefit Systems SA	1,561,625
7,965	Dino Polska SA*(a)	927,219
207,162	InPost SA*	3,233,187
1,716	KGHM Polska Miedz SA	46,337
18	LPP SA	80,928
8,864	ORLEN SA	137,596
13,112	Powszechna Kasa Oszczednosci Bank Polski SA	182,461
9,256	Powszechny Zaklad Ubezpieczen SA	113,838
450	Santander Bank Polska SA	61,934
42,853	Text SA	1,025,908
	Total Poland	7,521,657
Portugal – 0.3%
44,013	EDP – Energias de Portugal SA	175,060
359,673	Galp Energia SGPS SA	5,658,658
105,258	Jeronimo Martins SGPS SA	2,521,180
	Total Portugal	8,354,898
Russia – 0.0%
5,600	Novatek PJSC, GDR*(b)(d)@	112
978,392	Sberbank of Russia PJSC(b)(d)@	619
	Total Russia	731
Saudi Arabia – 0.1%
19,130	Jamjoom Pharmaceuticals Factory Co.	737,091
235,961	Saudi National Bank	2,679,028
	Total Saudi Arabia	3,416,119
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Singapore – 1.0%
2,900	BOC Aviation Ltd.(a)	$21,313
50,300	CapitaLand Ascendas REIT	103,115
28,900	CapitaLand Ascott Trust	19,319
74,600	CapitaLand Integrated Commercial Trust	109,337
36,700	CapitaLand Investment Ltd.	76,349
7,800	City Developments Ltd.	33,052
33,000	ComfortDelGro Corp., Ltd	33,085
26,700	DBS Group Holdings Ltd.	663,376
40,700	Frasers Logistics & Commercial Trust	31,261
91,200	Genting Singapore Ltd.	61,590
3,141,900	Golden Agri-Resources Ltd.	617,877
130,825	Hafnia Ltd.	962,649
1,400	Jardine Cycle & Carriage Ltd.	26,546
20,800	Keppel Corp., Ltd	112,472
13,500	Keppel DC REIT	17,136
35,700	Keppel REIT	22,988
413,600	Mapletree Industrial Trust	706,914
46,500	Mapletree Logistics Trust	51,320
40,200	Mapletree Pan Asia Commercial Trust	40,495
39,500	NETLINK NBN TRUST	24,647
28,100	Olam Group Ltd.	20,474
51,300	Oversea-Chinese Banking Corp., Ltd	496,924
10,500	SATS Ltd.*	20,495
45,693	Sea Ltd., ADR*	2,217,024
688,800	Seatrium Ltd.*	46,108
273,300	Sembcorp Industries Ltd.	1,039,201
825,900	Sheng Siong Group Ltd.	952,439
21,000	Singapore Airlines Ltd.	101,597
13,200	Singapore Exchange Ltd.	93,082
23,500	Singapore Technologies Engineering Ltd.	69,793
114,400	Singapore Telecommunications Ltd.	200,102
37,700	Suntec Real Estate Investment Trust	32,563
688,300	United Overseas Bank Ltd.	14,343,340
7,700	UOL Group Ltd.	33,962
4,300	Venture Corp., Ltd	44,813
28,200	Wilmar International Ltd.	69,835
	Total Singapore	23,516,593
South Africa – 0.4%
13,534	Capitec Bank Holdings Ltd.	1,423,843
28,248	Gold Fields Ltd.	369,758
69,330	Gold Fields Ltd., ADR	904,063
70,811	Investec PLC	441,652
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
South Africa – (continued)
4,576	Naspers Ltd., Class N Shares	$748,931
6,486,996	Sibanye Stillwater Ltd.	6,665,816
	Total South Africa	10,554,063
South Korea – 3.4%
497	Alteogen Inc.*	59,955
356	Amorepacific Corp.	31,954
92,354	BNK Financial Group Inc.	517,356
2,272	Celltrion Inc.	306,322
442	Celltrion Pharm Inc.*	36,576
1,556	Cheil Worldwide Inc.	21,549
95	CJ CheilJedang Corp.	21,338
340	CJ Corp.	24,718
199	CJ Logistics Corp.	18,568
296	CosmoAM&T Co., Ltd.*	39,377
756	Coway Co., Ltd.	30,760
15,883	DB HiTek Co., Ltd.	553,360
648	DB Insurance Co., Ltd.	48,021
4,405	DGB Financial Group Inc.	29,126
648	DL E&C Co., Ltd.	17,995
824	Doosan Bobcat Inc.	29,050
6,219	Doosan Enerbility Co., Ltd.*	75,790
631	Ecopro BM Co., Ltd.*	126,629
302	Ecopro Co., Ltd.*	140,413
380	E-MART Inc.	21,087
246	F&F Co., Ltd.	13,414
754	Fila Holdings Corp.	21,616
702	GS Holdings Corp.	25,291
3,955	Hana Financial Group Inc.	167,958
678	Hanjin Kal Corp.	32,167
1,048	Hankook Tire & Technology Co., Ltd.	42,617
117	Hanmi Pharm Co., Ltd.	29,312
2,894	Hanon Systems	13,406
624	Hanwha Aerospace Co., Ltd.	87,670
46,648	Hanwha Corp.	1,028,855
9,302	Hanwha Life Insurance Co., Ltd.*	21,980
1,060	Hanwha Ocean Co., Ltd.*	18,558
1,312	Hanwha Solutions Corp.	27,372
942	HD Hyundai Co., Ltd.	49,957
12,228	HD Hyundai Construction Equipment Co., Ltd.	493,950
7,566	HD Hyundai Electric Co., Ltd.	705,707
14,548	HD Hyundai Heavy Industries Co., Ltd.	1,287,021
2,782	HD Hyundai Infracore Co., Ltd.*	16,819
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
South Korea – (continued)
34,180	HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	$2,870,976
661	HL Mando Co., Ltd.	16,452
1,417	HLB Inc.*	86,669
4,887	HMM Co., Ltd.*	66,874
454	Hotel Shilla Co., Ltd.	20,446
271	HYBE Co., Ltd.	40,501
942	Hyundai Engineering & Construction Co., Ltd.	24,401
305	Hyundai Glovis Co., Ltd.	43,590
49,899	Hyundai Marine & Fire Insurance Co., Ltd.	1,178,483
375	Hyundai Mipo Dockyard Co., Ltd.	17,707
946	Hyundai Mobis Co., Ltd.	172,179
2,908	Hyundai Motor Co.	488,575
888	Hyundai Steel Co.	23,956
11,558	Hyundai Wia Corp.	521,369
4,026	Industrial Bank of Korea	42,250
82,794	JB Financial Group Co., Ltd.	812,438
4,629	Kakao Corp.	185,353
3,139	KakaoBank Corp.	67,117
554	Kakaopay Corp.*	18,329
1,709	Kangwon Land Inc.*	22,274
29,113	KB Financial Group Inc.	1,374,140
112	KCC Corp.	22,314
844	KEPCO Plant Service & Engineering Co., Ltd.*	23,464
3,512	Kia Corp.*	329,419
30,305	Korea Aerospace Industries Ltd.*	1,165,810
3,806	Korea Electric Power Corp.	70,760
527	Korea Investment Holdings Co., Ltd.*	28,084
182	Korea Zinc Co., Ltd.	61,109
3,479	Korean Air Lines Co., Ltd.	60,015
436	Krafton Inc.*	74,290
1,552	KT&G Corp.	108,213
212	Kumho Petrochemical Co., Ltd.*	23,521
360	L&F Co., Ltd.*	46,077
17,125	LEENO Industrial Inc.	2,695,330
5,849	LG Chem Ltd.	1,977,936
1,180	LG Corp.	82,969
3,848	LG Display Co., Ltd.	32,241
1,700	LG Electronics Inc.	121,117
598	LG Energy Solution Ltd.*	180,452
111	LG H&H Co., Ltd.	26,564
214	LG Innotek Co., Ltd.	32,584
3,017	LG Uplus Corp.	23,335
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
South Korea – (continued)
235	Lotte Chemical Corp.	$21,577
1,089	Lotte Corp.	24,657
729	Lotte Energy Materials Corp.	19,051
12,421	LS Corp.	819,496
60,948	LX INTERNATIONAL Corp.	1,254,955
1,419	Meritz Financial Group Inc.	88,485
4,464	Mirae Asset Securities Co., Ltd.	30,215
12,588	NAVER Corp.	1,844,077
274	NCSoft Corp.	39,838
451	Netmarble Games Corp.*(a)	20,902
2,677	NH Investment & Securities Co., Ltd.*	23,572
71,347	NICE Information Service Co., Ltd.*	572,208
66	NongShim Co., Ltd.	17,212
8,973	OCI Holdings Co., Ltd.	632,992
218	Orion Corp.	15,195
5,618	Pan Ocean Co., Ltd.	20,498
607	Pearl Abyss Corp.*	13,741
394	POSCO Future M Co., Ltd.	94,032
1,102	POSCO Holdings Inc.	357,365
669	Posco International Corp.	28,216
478	S-1 Corp.	20,837
255	Samsung Biologics Co., Ltd.*(a)	148,007
1,270	Samsung C&T Corp.	149,292
906	Samsung Card Co., Ltd.	25,427
807	Samsung Electro-Mechanics Co., Ltd.	84,799
11,987	Samsung Electronics Co., Ltd.	572,049
585,915	Samsung Electronics Co., Ltd.	32,075,213
2,158	Samsung Engineering Co., Ltd.*	39,851
553	Samsung Fire & Marine Insurance Co., Ltd.	115,620
10,928	Samsung Heavy Industries Co., Ltd.*	64,930
931	Samsung Life Insurance Co., Ltd.	67,642
1,814	Samsung SDI Co., Ltd.	513,764
472	Samsung SDS Co., Ltd.	56,649
758	Samsung Securities Co., Ltd.	23,619
7,395	Shinhan Financial Group Co., Ltd.	239,977
440	SK Biopharmaceuticals Co., Ltd.*	31,987
416	SK Bioscience Co., Ltd.*	19,171
107,899	SK Hynix Inc.	12,750,834
390	SK IE Technology Co., Ltd.*(a)	21,474
442	SK Inc.	63,727
845	SK Innovation Co., Ltd.*	74,294
4,739	SK Networks Co., Ltd.	23,287
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
South Korea – (continued)
1,384	SK Square Co., Ltd.*	$72,604
389	SKC Co., Ltd.*	24,202
841	S-Oil Corp.	48,168
11,697	Tokai Carbon Korea Co., Ltd.	831,175
428	Wemade Co., Ltd.*	14,956
9,155	Woori Financial Group Inc.	102,451
18,973	Youngone Corp.*	626,121
128,553	Yuhan Corp.	6,499,274
	Total South Korea	82,852,982
Spain – 1.1%
353	Acciona SA	39,464
39,464	Acerinox SA	432,261
3,584	ACS Actividades de Construccion y Servicios SA	146,952
1,057	Aena SME SA(a)	200,073
138,054	Amadeus IT Group SA	8,113,372
88,314	Banco Bilbao Vizcaya Argentaria SA	877,333
2,735,679	Banco de Sabadell SA	3,538,806
236,863	Banco Santander SA	982,967
10,573	Bankinter SA	67,049
1,638,427	CaixaBank SA	7,387,675
8,297	Cellnex Telecom SA(a)	298,597
28,638	Compania de Distribucion Integral Logista Holdings SA	768,810
796	Corp. ACCIONA Energias Renovables SA(c)	16,431
4,154	EDP Renovaveis SA	56,596
3,826	Enagas SA	55,187
4,267	Endesa SA	76,770
7,723	Ferrovial SE	289,202
37,244	Fluidra SA	867,755
5,262	Grifols SA*	43,122
3,225	Grifols SA, Class B Shares*	17,914
89,732	Iberdrola SA	1,030,169
29,993	Indra Sistemas SA	573,149
15,509	Industria de Diseno Textil SA	687,351
10,988	Mapfre SA	23,263
52,257	Merlin Properties Socimi SA	495,200
2,049	Naturgy Energy Group SA	48,476
6,554	Redeia Corp. SA	104,149
18,892	Repsol SA	300,354
74,053	Telefonica SA	302,481
	Total Spain	27,840,928
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Sweden – 3.3%
4,576	Alfa Laval AB	$172,336
126,921	Assa Abloy AB, Class B Shares	3,627,043
36,512	Atlas Copco AB, Class A Shares	633,538
23,402	Atlas Copco AB, Class B Shares	350,587
1,702	Axfood AB	47,516
4,917	Beijer Ref AB, Class B Shares	69,427
357,219	Boliden AB	9,056,506
6,115	Castellum AB*	73,568
3,010	Electrolux AB, Class B Shares*	25,756
1,392,157	Elekta AB, Class B Shares(c)	10,054,429
183,764	Epiroc AB, Class A Shares	3,337,417
3,734	Epiroc AB, Class B Shares	61,555
5,992	EQT AB	176,037
196,568	Essity AB, Class B Shares	4,583,711
2,725	Evolution AB(a)	353,482
9,148	Fastighets AB Balder, Class B Shares*	57,060
236,593	Fortnox AB	1,649,005
588,399	Getinge AB, Class B Shares	11,658,486
9,271	H & M Hennes & Mauritz AB, Class B Shares	125,730
117,739	Hemnet Group AB	3,601,641
242,828	Hexagon AB, Class B Shares	2,853,475
1,226	Holmen AB, Class B Shares	49,224
4,183	Husqvarna AB, Class B Shares	32,276
3,556	Industrivarden AB, Class A Shares	121,260
627	Industrivarden AB, Class C Shares	21,355
4,049	Indutrade AB	107,159
2,410	Investment AB Latour, Class B Shares	61,124
6,974	Investor AB, Class A Shares	173,128
24,004	Investor AB, Class B Shares	604,190
3,241	Kinnevik AB, Class B Shares*	34,464
1,790	L E Lundbergforetagen AB, Class B Shares	97,277
3,055	Lifco AB, Class B Shares	81,518
20,675	Nibe Industrier AB, Class B Shares	115,813
1,177	Saab AB, Class B Shares	92,743
25,100	Sagax AB, Class D Shares	70,358
15,939	Sandvik AB	359,282
6,719	Securitas AB, Class B Shares	72,395
24,461	Skandinaviska Enskilda Banken AB, Class A Shares	363,119
5,593	Skanska AB, Class B Shares	103,156
731,235	SKF AB, Class B Shares	15,939,569
347,026	SSAB AB, Class B Shares	2,720,172
160,771	Svenska Cellulosa AB SCA, Class B Shares	2,274,120
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Sweden – (continued)
22,216	Svenska Handelsbanken AB, Class A Shares	$265,778
467	Svenska Handelsbanken AB, Class B Shares	6,940
3,036	Sweco AB, Class B Shares	32,353
14,944	Swedbank AB, Class A Shares	327,989
2,996	Swedish Orphan Biovitrum AB*	73,561
7,959	Tele2 AB, Class B Shares	66,764
43,970	Telefonaktiebolaget LM Ericsson, Class B Shares	239,486
37,338	Telia Co. AB	88,900
3,199	Trelleborg AB, Class B Shares	116,375
77,661	VEF AB*	13,519
38,330	Vitec Software Group AB, Class B Shares	2,102,149
2,519	Volvo AB, Class A Shares	70,228
22,894	Volvo AB, Class B Shares	630,155
6,766	Volvo Car AB, Class B Shares*	24,745
	Total Sweden	80,120,949
Switzerland – 4.5%
22,200	ABB Ltd., Class Registered Shares	1,023,085
15,311	Accelleron Industries AG	516,468
2,536	Adecco Group AG, Class Registered Shares	101,765
70,319	Alcon Inc.	5,985,251
1,452	Avolta AG*	56,867
370	Bachem Holding AG, Class B Shares	29,317
609	Baloise Holding AG, Class Registered Shares	98,287
381	Banque Cantonale Vaudoise, Class Registered Shares	45,647
4,939	Barry Callebaut AG, Class Registered Shares	6,943,745
114	Belimo Holding AG, Class Registered Shares	54,145
318	BKW AG	44,613
143	Chocoladefabriken Lindt & Spruengli AG	1,750,832
1	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	120,114
43,239	Cie Financiere Richemont SA, Class Registered Shares	6,901,921
3,603	Clariant AG, Class Registered Shares*	44,617
2,962	Coca-Cola HBC AG*	92,222
755	DKSH Holding AG	55,482
2,561	DSM-Firmenich AG	274,272
29	Emmi AG, Class Registered Shares	29,533
111	EMS-Chemie Holding AG, Class Registered Shares	77,429
339	Flughafen Zurich AG, Class Registered Shares	71,565
489	Geberit AG, Class Registered Shares	284,293
1,466	Georg Fischer AG, Class Registered Shares	108,718
917	Givaudan SA, Class Registered Shares	3,850,095
1,053,280	Glencore PLC	4,998,717
651	Helvetia Holding AG, Class Registered Shares	92,008
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Switzerland – (continued)
7,663	Holcim AG*	$625,177
445,820	Julius Baer Group Ltd.	23,869,567
734	Kuehne + Nagel International AG, Class Registered Shares	247,132
2,252	Logitech International SA, Class Registered Shares	198,722
1,096	Lonza Group AG, Class Registered Shares	573,657
98,449	Nestle SA, Class Registered Shares	10,231,493
23,200	Novartis AG, ADR	2,342,504
7,425	Novartis AG, Class Registered Shares	750,591
2,987	Partners Group Holding AG	4,290,461
670	PSP Swiss Property AG, Class Registered Shares	85,268
32,906	Roche Holding AG	8,632,162
6,379	Sandoz Group AG*	198,302
14,171	Schindler Holding AG	3,734,803
256	Schindler Holding AG, Class Registered Shares	65,132
40,887	SGS SA, Class Registered Shares	3,924,566
5,035	SIG Group AG*	99,736
13,288	Sika AG, Class Registered Shares	3,843,125
3,726	Sonova Holding AG, Class Registered Shares	1,148,442
1,569	Straumann Holding AG, Class Registered Shares	247,848
1,174	Swatch Group AG	142,654
432	Swiss Life Holding AG, Class Registered Shares	313,682
1,129	Swiss Prime Site AG, Class Registered Shares	107,905
4,250	Swiss Re AG	512,548
382	Swisscom AG, Class Registered Shares	218,223
207	Tecan Group AG, Class Registered Shares	80,802
751	Temenos AG, Class Registered Shares	56,513
312,947	UBS Group AG, Class Registered Shares	8,929,236
367	VAT Group AG(a)	184,093
2,111	Zurich Insurance Group AG	1,122,575
	Total Switzerland	110,427,927
Taiwan – 3.4%
112,000	Arcadyan Technology Corp.	652,443
91,000	Chicony Electronics Co., Ltd.	539,344
93,844	Chief Telecom Inc.	1,076,452
358,000	Compeq Manufacturing Co., Ltd.	859,724
228,382	Delta Electronics Inc.	2,122,639
86,000	Elan Microelectronics Corp.	451,036
84,000	Gold Circuit Electronics Ltd.	679,209
36,000	International Games System Co., Ltd.	970,591
734,000	King Yuan Electronics Co., Ltd.	2,065,626
54,000	Makalot Industrial Co., Ltd.	634,116
184,285	Materials Analysis Technology Inc.	1,574,553
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Taiwan – (continued)
57,000	MPI Corp.	$583,548
143,000	Powertech Technology Inc.	706,236
209,000	Primax Electronics Ltd.	480,482
701,000	Radiant Opto-Electronics Corp.	3,269,426
242,000	Simplo Technology Co., Ltd.	3,266,313
227,000	Sino-American Silicon Products Inc.	1,332,773
61,000	Sporton International Inc.	454,637
329,715	Supreme Electronics Co., Ltd.	650,034
288,000	T3EX Global Holdings Corp.	837,933
1,586,353	Taiwan Semiconductor Manufacturing Co., Ltd.	34,477,912
178,372	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	22,951,125
29,981	Voltronic Power Technology Corp.	1,516,750
282,000	Wisdom Marine Lines Co., Ltd.	547,697
	Total Taiwan	82,700,599
Thailand – 0.2%
1,483,900	AP Thailand PCL(b)	433,829
968,900	Betagro PCL(b)	598,902
58,600	Bumrungrad Hospital PCL(b)	365,485
919,500	CP ALL PCL, Class F Shares(b)	1,472,122
1,759,900	Regional Container Lines PCL(b)	1,092,740
16,218,400	Sansiri PCL(b)	830,902
	Total Thailand	4,793,980
Turkey – 0.3%
147,552	Anadolu Efes Biracilik Ve Malt Sanayii AS	735,540
94,165	Dogus Otomotiv Servis ve Ticaret AS	806,283
672,730	Enerjisa Enerji AS(a)	1,342,945
1,096,529	Is Gayrimenkul Yatirim Ortakligi AS*	605,523
98,760	Mavi Giyim Sanayi Ve Ticaret AS, Class B Shares(a)	448,670
86,051	Migros Ticaret AS	1,358,895
1,076,748	Sok Marketler Ticaret AS	2,309,687
28,950	Turk Traktor ve Ziraat Makineleri AS	806,365
	Total Turkey	8,413,908
United Arab Emirates – 0.0%
81,922	Network International Holdings PLC*(a)	396,184
United Kingdom – 9.1%
14,209	3i Group PLC	443,069
24,986	abrdn PLC	49,637
4,587	Admiral Group PLC	154,457
13,647	Airtel Africa PLC(a)	16,349
261,245	AJ Bell PLC	1,002,892
4,529	Allfunds Group PLC	32,155
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
21,216	Amcor PLC	$188,762
17,837	Anglo American PLC	384,107
43,180	Ashtead Group PLC	3,116,931
187,939	Ashtead Technology Holdings PLC	1,663,392
446,588	Associated British Foods PLC	12,819,833
21,877	AstraZeneca PLC	2,770,087
74,640	AstraZeneca PLC, ADR	4,788,902
13,206	Auto Trader Group PLC(a)	123,535
39,724	Aviva PLC	224,491
375,063	B&M European Value Retail SA	2,489,565
705,709	BAE Systems PLC	11,068,567
113,964	Balfour Beatty PLC	488,415
222,016	Barclays PLC	463,595
15,283	Barratt Developments PLC	90,075
10,765	Beazley PLC	88,715
1,676	Berkeley Group Holdings PLC	98,321
246,768	BP PLC	1,440,959
376,252	Bridgepoint Group PLC(a)	1,231,229
32,921	British American Tobacco PLC	976,966
221,328	British Land Co. PLC	976,719
99,295	BT Group PLC	131,327
5,172	Bunzl PLC	206,197
5,420	Burberry Group PLC	87,901
466,434	Bytes Technology Group PLC	3,294,150
5,472,465	Centrica PLC	8,698,382
25,335	Compass Group PLC	694,302
11,600	Computacenter PLC	425,379
24,862	ConvaTec Group PLC(a)	77,323
28,685	Croda International PLC	1,727,396
238,134	Diageo PLC	8,910,635
106,918	DiscoverIE Group PLC	907,402
106,139	Drax Group PLC	624,096
3,392,037	DS Smith PLC	13,805,634
220,124	easyJet PLC*	1,512,829
2,552	Endeavour Mining PLC	41,236
702,621	Entain PLC	8,120,939
3,029	Ferguson PLC	631,881
59,560	GSK PLC	1,251,045
1,693,685	Haleon PLC	7,108,011
5,785	Halma PLC	168,219
5,744	Hargreaves Lansdown PLC	53,010
6,538	Howden Joinery Group PLC	68,303
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
288,169	HSBC Holdings PLC	$2,246,231
299,028	IMI PLC	6,548,769
13,153	Imperial Brands PLC	283,585
78,475	Inchcape PLC	678,047
20,682	Informa PLC	211,680
2,320	InterContinental Hotels Group PLC	246,250
29,807	Intermediate Capital Group PLC	724,912
15,084	International Consolidated Airlines Group SA*	28,063
70,228	Intertek Group PLC	4,112,543
45,833	ITV PLC	32,494
21,877	J Sainsbury PLC	69,126
36,229	JD Sports Fashion PLC	53,988
41,233	JET2 PLC	726,420
2,570	Johnson Matthey PLC	50,043
904,582	Johnson Service Group PLC	1,633,854
62,216	Keller Group PLC	679,953
29,261	Kingfisher PLC	86,680
10,290	Land Securities Group PLC	80,573
5,560,791	Legal & General Group PLC	17,009,931
936,552	Lloyds Banking Group PLC	550,975
37,776	London Stock Exchange Group PLC	4,233,739
31,192	M&G PLC	88,556
342,515	Marks & Spencer Group PLC	1,024,432
19,750	Melrose Industries PLC	158,445
6,242	Mondi PLC	110,970
301,597	Mortgage Advice Bureau Holdings Ltd.	3,077,212
54,736	National Grid PLC	717,125
2,654,998	NatWest Group PLC	8,019,476
1,794	Next PLC	188,900
170,530	Ocado Group PLC*	1,108,761
162,796	OSB Group PLC	855,509
309,651	Patisserie Holdings PLC*(b)(d)	3,909
11,096	Pearson PLC	134,625
3,273	Pepco Group NV*	16,414
670,304	Persimmon PLC	11,552,339
10,748	Phoenix Group Holdings PLC	67,527
10,568	Reckitt Benckiser Group PLC	666,935
233,262	Redde Northgate PLC	1,019,987
27,958	RELX PLC	1,226,215
480	Renishaw PLC	26,121
279,505	Rentokil Initial PLC	1,548,175
11,942	Rightmove PLC	85,817
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
16,108	Rio Tinto PLC	$1,033,802
123,914	Rolls-Royce Holdings PLC*	578,195
6,351	RS GROUP PLC	60,513
15,581	Sage Group PLC	245,370
11,376	Schroders PLC	56,553
19,236	Segro PLC	205,573
3,567	Severn Trent PLC	112,573
97,845	Shell PLC	3,036,544
1,286,791	Smith & Nephew PLC	17,006,587
5,302	Smiths Group PLC	107,706
24,913	Spirax-Sarco Engineering PLC	3,250,542
16,208	SSE PLC	332,666
1,235,752	St James’s Place PLC	7,856,260
32,510	Standard Chartered PLC	274,188
6,248	Tate & Lyle PLC	47,373
53,980	Taylor Wimpey PLC	94,036
103,670	Tesco PLC	365,061
12,362	TORM PLC, Class A Shares	423,335
51,731	Unilever PLC	2,531,672
37,216	Unilever PLC	1,820,156
5,277	UNITE Group PLC	63,983
11,093	United Utilities Group PLC	143,620
321,780	Vodafone Group PLC	283,352
3,782	Weir Group PLC	87,585
2,706	Whitbread PLC	112,928
14,438	Willis Towers Watson PLC	3,935,943
11,281	Wise PLC, Class A Shares*	130,867
16,054	WPP PLC	143,930
195,350	YouGov PLC	2,811,878
12,330	YuLife Holdings Ltd., Class C Shares*(b)(d)@	277,580
	Total United Kingdom	225,152,999
United States – 1.7%
40,159	Agilent Technologies Inc.	5,516,240
30,342	Analog Devices Inc.	5,820,202
12,697	BeiGene Ltd., ADR*	2,103,258
53,207	Bruker Corp.	4,604,534
40,392	Cadence Design Systems Inc.*	12,294,517
572	Canva Inc., Private Placement*(b)(d)@	609,249
97,853	Codere Online Luxembourg SA Forward Shares*(b)(d)	654,637
24,735	Codere Online Luxembourg SA Founders Shares*(b)(d)	165,477
1,830	Codere Online Luxembourg SA Private Shares*(b)(d)	12,243
175,439	Coupang Inc., Class A Shares*	3,249,130
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United States – (continued)
5,678	Estee Lauder Cos., Inc., Class A Shares	$843,637
6,521	Linde PLC	2,926,755
6,034	Mastercard Inc., Class A Shares	2,864,702
880	MSCI Inc., Class A Shares	493,654
404	S&P Global Inc.	173,066
15,900	Samsonite International SA*(a)	55,644
5,578	Starbucks Corp.	529,352
	Total United States	42,916,297
Uruguay – 0.6%
9,466	MercadoLibre Inc.*	15,101,110
	TOTAL COMMON STOCKS (Cost – $1,872,607,004)	2,268,863,341
EXCHANGE TRADED FUNDS (ETFs) – 4.7%
United States – 4.7%
856,990	iShares Core MSCI Emerging Markets	43,140,877
1,374,143	iShares MSCI EAFE Value	71,661,557
6,189	Vanguard FTSE All World ex-US Small-Capital	700,471
	Total United States	115,502,905
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $109,684,493)	115,502,905
PREFERRED STOCKS – 0.6%
Germany – 0.6%
148,692	Dr Ing hc F Porsche AG(a)	13,883,666
United States – 0.0%
31	Canva Inc., Series A, Private Placement*(b)(d)@	33,019
1	Canva Inc., Series A-3, Private Placement*(b)(d)@	1,066
	Total United States	34,085
	TOTAL PREFERRED STOCKS (Cost – $14,243,236)	13,917,751
WARRANTS – 0.0%
Canada – 0.0%
2,323	Constellation Software Inc.*(d)	—
United States – 0.0%
915	Codere Online Luxembourg SA*(d)	421
	TOTAL WARRANTS (Cost – $0)	421
RIGHT – 0.0%
South Korea – 0.0%
1,223	LG Display Co., Ltd.(b)(d) (Cost – $0)	1,200
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $1,996,534,733)	2,398,285,618
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 1.5%
TIME DEPOSITS – 1.4%
	ANZ National Bank – London:
11,562NZD	3.250% due 3/1/24	$7,039
$3,247,148	4.680% due 3/1/24	3,247,148
	BNP Paribas SA – Paris:
10,856CHF	0.520% due 3/1/24	12,276
253,786ZAR	6.430% due 3/1/24	13,232
252,794AUD	BNP Paribas, Paris, 3.100% due 3/1/24	164,304
	Brown Brothers Harriman – Grand Cayman:
147,650DKK	2.500% due 3/1/24	21,410
274,246SEK	2.700% due 3/1/24	26,456
2HKD	3.000% due 3/1/24	—
3,166,013NOK	3.320% due 3/1/24	298,142
223,451CAD	3.830% due 3/1/24	164,648
1ZAR	6.430% due 3/1/24	—
178,632EUR	Citibank – London, 2.820% due 3/1/24	193,066
9,781,078	Citibank – New York, 4.680% due 3/1/24	9,781,078
1,416,166HKD	Hong Kong & Shanghai Bank – Hong Kong, 3.000% due 3/1/24	180,877
41,884SGD	Hong Kong & Shanghai Bank – Singapore, 2.560% due 3/1/24	31,128
8,983,539	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	8,983,539
332,691GBP	Royal Bank of Canada – London, 4.150% due 3/1/24	419,989
43,062EUR	Skandinaviska Enskilda Banken AB – Stockholm, 2.820% due 3/1/24	46,542
	Sumitomo Mitsui Banking Corp. – Tokyo:
13,759,816JPY	(0.420)% due 3/1/24	91,784
11,756,584	4.680% due 3/1/24	11,756,584
	TOTAL TIME DEPOSITS (Cost – $35,439,242)	35,439,242
U.S. GOVERNMENT AGENCY – 0.1%
2,009,000	Federal Home Loan Bank Discount Notes, 5.151% due 3/1/24(e) (Cost – $2,009,000)	2,009,000
	TOTAL SHORT-TERM INVESTMENTS (Cost – $37,448,242)	37,448,242
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.9%
MONEY MARKET FUND – 0.9%
23,104,558	Federated Government Obligations Fund, Premier Class, 5.162%(f) (Cost – $23,104,558)	23,104,558
	TOTAL INVESTMENTS – 99.9% (Cost – $2,057,087,533)	2,458,838,418
	Other Assets in Excess of Liabilities – 0.1%	3,366,739
	TOTAL NET ASSETS – 100.0%	$2,462,205,157

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $51,606,212 and represents 2.10% of net assets.

(b)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $6,864,709 and represents 0.28% of net assets.

(c)
All or a portion of this security is on loan (See Note 5).

(d)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(e)
Rate shown represents yield-to-maturity.

(f)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and maybe sold only to qualified buyers.

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Canva Inc., Private Placement	8/16/2021	$397,070	$609,249	0.03%
Canva Inc., Series A, Private Placement	11/4/2021	52,848	33,019	0.00%*
Canva Inc., Series A-3, Private Placement	11/4/2021	1,705	1,066	0.00%*
Novatek PJSC, GDR	3/19/2020	251,081	112	0.00%*
Sberbank of Russia PJSC	4/6/2017	557,253	619	0.00%*
YuLife Holdings Ltd., Class C Shares	10/11/2022	243,652	277,580	0.01%
			$921,645	0.04%
Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

GDR
 —    Global Depositary Receipts

PCL
 —    Public Company Limited

PLC
 —    Public Limited Company

REIT
 —    Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (continued)

Summary of Investments by Security Sector^
Consumer Non-cyclical	17.9%
Financial	17.7
Industrial	17.6
Consumer Cyclical	10.9
Technology	10.6
Basic Materials	6.0
Communications	5.3
Energy	4.3
Utilities	2.6
Diversified	0.0*
Exchange Traded Funds (ETFs)	4.7
Short-Term Investments	1.5
Money Market Fund	0.9
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.005%.

At February 29, 2024, Destinations International Equity Fund had open exchange traded futures contracts as described below.
The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
MSCI EAFE Index March Futures	11	3/24	$1,219,310	$1,258,345	$39,035
At February 29, 2024, Destinations International Equity Fund had deposited cash of  $6,055 with a broker or brokers as margin collateral on open exchange traded futures contracts.
Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
20	387,400EUR	OTC Safran SA, Call	JPM	3/15/24	$180.00	$(30,997)
2	$319,060	MercadoLibre Inc., Call	MSC	3/15/24	1,900.00	(246)
9	202,230EUR	OTC Capgemini, Call	JPM	3/15/24	210.00	(15,019)
		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received – $18,262)				$(46,262)
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations International Equity Fund (concluded)

Currency Abbreviations used in this schedule:
AUD
 —    Australian Dollar

CAD
 —    Canadian Dollar

CHF
 —    Swiss Franc

DKK
 —    Danish Krone

EUR
 —    Euro

GBP
 —    British Pound

HKD
 —    Hong Kong Dollar

JPY
 —    Japanese Yen

NOK
 —    Norwegian Krone

NZD
 —    New Zealand Dollar

SEK
 —    Swedish Krona

SGD
 —    Singapore Dollar

ZAR
 —    South African Rand

Counterparty Abbreviations used in this schedule:
JPM
 —    JPMorgan Chase & Co.

MSC
 —    Morgan Stanley

MSCS
 —    Morgan Stanley Capital Services LLC

OTC Total Return Swaps
Currency	Notional Amount	Maturity Date	Counterparty	Payment Frequency	Pay	Receive	Unrealized Appreciation/ (Depreciation)
USD	$5,609,498	11/10/2025	MSCS	3-Month	1-Month FED + 0.40%	Investcorp Capital Plc	$(853,484)
USD	255,454	3/2/2026	MSCS	3-Month	1-Month FED + 0.30%	Piraeus Financial Holdings S.A.	(29)
USD	2,549,763	1/22/2026	MSCS	3-Month	1-Month FED + 0.85%	ASML Holding N.V.	593,121
							$(260,392)
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund

Face Amount/Units	Security	Value
CORPORATE BOND & NOTE – 0.2%
Utilities – 0.2%
$1,300,000	Alliant Energy Corp., Senior Unsecured Notes, 3.875% due 3/15/26(a)	$1,260,350
	TOTAL CORPORATE BOND & NOTE (Cost – $1,300,000)	1,260,350
Shares/Units
COMMON STOCKS – 80.6%
BASIC MATERIALS – 3.9%
Chemicals – 2.6%
29,509	DSM-Firmenich AG	3,160,284
36,147	DuPont de Nemours Inc.	2,501,011
73,025	LyondellBasell Industries NV, Class A Shares	7,322,947
47,451	Nutrien Ltd.	2,476,829
	Total Chemicals	15,461,071
Mining – 1.3%
59,075	Agnico Eagle Mines Ltd.	2,839,145
125,036	BHP Group Ltd.	3,591,254
22,950	Rio Tinto PLC, ADR	1,480,964
	Total Mining	7,911,363
	TOTAL BASIC MATERIALS	23,372,434
COMMUNICATIONS – 5.8%
Advertising – 0.5%
30,390	Publicis Groupe SA	3,213,397
Telecommunications – 5.3%
507,919	AT&T Inc.	8,599,069
97,600	BCE Inc.	3,621,660
69,804	Cisco Systems Inc.	3,376,419
65,100	Corning Inc.	2,098,824
1,628,800	Singapore Telecommunications Ltd.	2,849,009
241,875	Telenor ASA	2,646,893
160,175	TELUS Corp.(b)	2,793,452
151,400	Verizon Communications Inc.	6,059,028
	Total Telecommunications	32,044,354
	TOTAL COMMUNICATIONS	35,257,751
CONSUMER CYCLICAL – 5.1%
Apparel – 0.4%
5,045	Kering SA	2,325,134
Auto Manufacturers – 0.5%
77,566	General Motors Co.	3,178,655
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Distribution/Wholesale – 0.9%
82,550	Mitsui & Co., Ltd.	$3,617,295
4,865	Watsco Inc.	1,917,394
	Total Distribution/Wholesale	5,534,689
Lodging – 0.7%
75,439	Las Vegas Sands Corp.	4,112,934
Retail – 2.6%
47,250	Best Buy Co., Inc.	3,821,580
16,085	Darden Restaurants Inc.	2,745,870
7,075	Home Depot Inc.(c)	2,692,816
6,190	McDonald’s Corp.(c)	1,809,213
75,386	Walmart Inc.	4,418,373
	Total Retail	15,487,852
	TOTAL CONSUMER CYCLICAL	30,639,264
CONSUMER NON-CYCLICAL – 17.7%
Agriculture – 1.8%
97,570	British American Tobacco PLC	2,895,495
88,996	Philip Morris International Inc.	8,006,080
	Total Agriculture	10,901,575
Beverages – 2.3%
103,481	Coca-Cola Co.	6,210,930
43,107	Heineken NV	3,983,709
63,175	Keurig Dr Pepper Inc.	1,889,564
10,625	PepsiCo Inc.	1,756,738
	Total Beverages	13,840,941
Biotechnology – 1.9%
15,440	Amgen Inc.	4,227,935
100,303	Gilead Sciences Inc.	7,231,846
	Total Biotechnology	11,459,781
Cosmetics/Personal Care – 1.9%
451,574	Haleon PLC	1,895,154
58,910	Kao Corp.	2,240,632
156,011	Kenvue Inc.	2,964,209
14,417	Procter & Gamble Co.	2,291,438
39,440	Unilever PLC	1,928,927
	Total Cosmetics/Personal Care	11,320,360
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Food – 0.6%
132,635	Conagra Brands Inc.	$3,724,391
Healthcare-Products – 0.2%
18,025	Medtronic PLC	1,502,564
Healthcare-Services – 1.0%
5,717	Elevance Health Inc.	2,865,646
8,959	Humana Inc.	3,138,517
	Total Healthcare-Services	6,004,163
Household Products/Wares – 0.8%
40,790	Kimberly-Clark Corp.	4,942,524
Pharmaceuticals – 7.2%
40,821	AbbVie Inc.	7,186,537
26,460	AstraZeneca PLC	3,350,391
48,850	AstraZeneca PLC, ADR	3,134,216
28,500	Bristol-Myers Squibb Co.	1,446,375
29,025	CVS Health Corp.	2,158,589
19,739	Johnson & Johnson(c)	3,185,480
34,600	Merck & Co., Inc.	4,399,390
161,465	Pfizer Inc.	4,288,511
55,566	Roche Holding AG, ADR	1,818,675
95,831	Sanofi SA	9,104,897
31,769	UCB SA	3,652,729
	Total Pharmaceuticals	43,725,790
	TOTAL CONSUMER NON-CYCLICAL	107,422,089
ENERGY – 7.0%
Oil & Gas – 4.5%
36,550	Chesapeake Energy Corp.	3,025,609
44,452	Chevron Corp.	6,757,149
29,100	ConocoPhillips(c)	3,274,914
10,150	EOG Resources Inc.	1,161,769
8,325	Exxon Mobil Corp.	870,129
9,000	Pioneer Natural Resources Co.	2,116,710
135,460	Shell PLC	4,203,896
93,005	TotalEnergies SE	5,950,862
	Total Oil & Gas	27,361,038
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Pipelines – 2.5%
163,450	Enbridge Inc.	$5,618,349
121,429	Enterprise Products Partners LP	3,333,226
115,601	TC Energy Corp.	4,572,421
40,600	Williams Cos., Inc.	1,459,164
	Total Pipelines	14,983,160
	TOTAL ENERGY	42,344,198
FINANCIAL – 17.1%
Banks – 10.3%
79,500	Canadian Imperial Bank of Commerce	3,761,920
66,922	Fifth Third Bancorp	2,298,101
7,525	Goldman Sachs Group Inc.	2,927,601
375,015	Huntington Bancshares Inc.	4,890,196
38,401	JPMorgan Chase & Co.(c)	7,144,890
46,575	Morgan Stanley	4,007,313
437,957	Nordea Bank Abp	5,322,700
306,356	Oversea-Chinese Banking Corp., Ltd.	2,967,556
43,425	PNC Financial Services Group Inc.	6,392,160
284,880	Sumitomo Mitsui Trust Holdings Inc.	5,777,263
70,200	Truist Financial Corp.	2,455,596
134,448	US Bancorp	5,641,438
152,823	Wells Fargo & Co.	8,495,431
	Total Banks	62,082,165
Diversified Financial Services – 1.3%
14,945	CME Group Inc., Class A Shares(c)	3,293,131
23,294	Deutsche Boerse AG	4,874,191
	Total Diversified Financial Services	8,167,322
Equity Real Estate Investment Trusts (REITs) – 2.3%
145,950	Brixmor Property Group Inc.	3,299,929
31,570	Lamar Advertising Co., Class A Shares	3,490,063
40,262	NNN REIT Inc.	1,638,261
12,622	Prologis Inc.	1,682,134
26,175	Terreno Realty Corp.	1,683,053
71,258	VICI Properties Inc., Class A Shares	2,132,752
	Total Equity Real Estate Investment Trusts (REITs)	13,926,192
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Insurance – 3.2%
14,152	Allianz SE, Class Registered Shares	$3,883,022
43,200	American International Group Inc.	3,148,848
10,679	Everest Group Ltd.	3,939,270
67,532	NN Group NV	3,008,955
15,375	Progressive Corp.	2,914,485
5,042	Zurich Insurance Group AG	2,681,204
	Total Insurance	19,575,784
	TOTAL FINANCIAL	103,751,463
INDUSTRIAL – 9.1%
Aerospace/Defense – 1.6%
16,206	Airbus SE	2,679,940
13,107	General Dynamics Corp.	3,581,488
7,655	Lockheed Martin Corp.	3,278,177
	Total Aerospace/Defense	9,539,605
Building Materials – 1.2%
41,100	CRH PLC	3,465,141
22,625	Heidelberg Materials AG	2,194,112
79,700	MDU Resources Group Inc.	1,727,896
	Total Building Materials	7,387,149
Electrical Components & Equipment – 1.7%
22,468	Eaton Corp. PLC(c)	6,493,252
35,132	Emerson Electric Co.	3,753,854
	Total Electrical Components & Equipment	10,247,106
Engineering & Construction – 0.6%
98,093	Ferrovial SE	3,673,280
Hand/Machine Tools – 0.5%
32,475	Stanley Black & Decker Inc.	2,899,693
Machinery-Construction & Mining – 0.6%
212,800	Mitsubishi Electric Corp.	3,365,975
Machinery-Diversified – 0.2%
10,610	AGCO Corp.	1,163,917
Miscellaneous Manufacturers – 0.5%
15,714	Siemens AG, Class Registered Shares	3,107,916
Packaging & Containers – 0.4%
295,700	Amcor PLC	2,679,042
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Transportation – 1.8%
88,498	Deutsche Post AG	$4,105,169
9,450	Union Pacific Corp.	2,397,370
29,175	United Parcel Service Inc., Class B Shares	4,325,486
	Total Transportation	10,828,025
	TOTAL INDUSTRIAL	54,891,708
TECHNOLOGY – 5.5%
Computers – 0.3%
10,782	International Business Machines Corp.	1,994,993
Semiconductors – 3.5%
7,825	Analog Devices Inc.	1,500,991
4,182	Broadcom Inc.	5,438,649
64,222	Intel Corp.	2,764,757
77,000	MediaTek Inc.	2,766,409
15,325	QUALCOMM Inc.	2,418,132
58,463	Samsung Electronics Co., Ltd.	2,789,999
19,275	Texas Instruments Inc.	3,225,286
	Total Semiconductors	20,904,223
Software – 1.7%
5,125	Microsoft Corp.	2,119,905
37,025	Oracle Corp.	4,134,952
34,425	Paychex Inc.	4,221,194
	Total Software	10,476,051
	TOTAL TECHNOLOGY	33,375,267
UTILITIES – 9.4%
Electric – 9.4%
25,750	Ameren Corp.	1,833,142
63,920	American Electric Power Co., Inc.	5,445,345
96,575	CenterPoint Energy Inc.	2,655,813
166,595	Dominion Energy Inc.	7,968,239
72,270	Duke Energy Corp.	6,636,554
368,214	Enel SpA	2,343,555
145,737	Engie SA	2,337,300
39,300	Entergy Corp.	3,991,701
60,875	Evergy Inc.	3,015,748
465,215	National Grid PLC	6,095,026
36,975	NextEra Energy Inc.	2,040,650
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
Electric – (continued)
118,725	PPL Corp.	$3,130,778
38,700	Public Service Enterprise Group Inc.	2,414,880
23,125	Sempra	1,632,625
77,260	Southern Co.	5,195,735
	Total Electric	56,737,091
	TOTAL UTILITIES	56,737,091
	TOTAL COMMON STOCKS (Cost – $428,153,216)	487,791,265
EXCHANGE TRADED FUNDS (ETFs) – 13.0%
1,126,026	iShares Core Dividend Growth	63,260,141
268,163	JPMorgan Equity Premium Income	15,277,246
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $74,771,695)	78,537,387
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $504,224,911)	567,589,002
Face Amount†
SHORT-TERM INVESTMENTS – 2.1%
TIME DEPOSITS – 2.1%
172NOK	Brown Brothers Harriman – Grand Cayman, 3.320% due 3/1/24	16
737EUR	Citibank – London, 2.820% due 3/1/24	796
$8,665,702	Citibank – New York, 4.680% due 3/1/24	8,665,702
58SGD	Hong Kong & Shanghai Bank – Singapore, 2.560% due 3/1/24	43
2,835,505	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	2,835,505
23GBP	Royal Bank of Canada – London, 4.150% due 3/1/24	29
2,642	Skandinaviska Enskilda Banken AB – Stockholm, 4.680% due 3/1/24	2,642
883,155	Sumitomo Mitsui Banking Corp. – Tokyo, 4.680% due 3/1/24	883,155
	TOTAL TIME DEPOSITS (Cost – $12,387,888)	12,387,888
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.3%
MONEY MARKET FUND – 0.3%
$1,974,600	Federated Government Obligations Fund, Premier Class, 5.162%(d) (Cost – $1,974,600)	$1,974,600
	TOTAL INVESTMENTS – 96.2% (Cost – $518,587,399)	581,951,490
	Other Assets in Excess of Liabilities – 3.8%	23,208,086
	TOTAL NET ASSETS – 100.0%	$605,159,576

†
Face amount denominated in U.S. dollars, unless otherwise noted.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $1,260,350 and represents 0.21% of net assets.

(b)
All or a portion of this security is on loan (See Note 5).

(c)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(d)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
ADR
 —    American Depositary Receipts

PLC
 —    Public Limited Company

Summary of Investments by Security Sector^
Consumer Non-cyclical	18.5%
Financial	17.8
Utilities	10.0
Industrial	9.4
Energy	7.3
Communications	6.1
Technology	5.7
Consumer Cyclical	5.3
Basic Materials	4.0
Exchange Traded Funds (ETFs)	13.5
Short-Term Investments	2.1
Money Market Fund	0.3
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Equity Income Fund (concluded)

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
20	$468,080	Air Products & Chemicals Inc., Put	BNP	3/15/24	$200.00	$(260)
25	588,875	Becton Dickinson & Co., Put	BNP	3/15/24	210.00	(750)
25	588,875	Becton Dickinson & Co., Put	BNP	3/15/24	215.00	(625)
40	511,280	Blackstone Inc., Put	BNP	3/15/24	90.00	(120)
40	511,280	Blackstone Inc., Put	BNP	3/15/24	95.00	(240)
100	428,500	Comcast Corp., Put	BNP	3/15/24	37.50	(200)
100	428,500	Comcast Corp., Put	BNP	4/19/24	35.00	(1,000)
20	428,500	Darden Restaurants Inc, Call	BNP	3/15/24	180.00	(600)
10	290,640	Eaton Corp., Call	BNP	3/15/24	290.00	(4,300)
10	290,640	Eaton Corp., Call	BNP	4/19/24	310.00	(2,520)
150	567,150	Freeport-McMoRan Inc., Put	BNP	3/15/24	33.00	(750)
150	567,150	Freeport-McMoRan Inc., Put	BNP	3/15/24	34.00	(1,500)
100	430,500	Intel Corp., Put	BNP	3/15/24	37.00	(300)
100	430,500	Intel Corp., Put	BNP	3/15/24	38.00	(400)
40	740,120	International Business Machines Corp., Put	BNP	3/15/24	170.00	(440)
30	876,840	McDonald’s Corp., Put	BNP	4/19/24	260.00	(1,110)
25	317,875	Merck & Co., Inc., Call	BNP	3/15/24	135.00	(250)
1	12,715	Merck & Co., Inc., Call	BNP	3/15/24	140.00	(7)
30	381,450	Merck & Co., Inc., Call	BNP	4/19/24	140.00	(750)
5	206,820	Microsoft Corp., Call	BNP	3/15/24	450.00	(85)
25	394,475	QUALCOMM Inc., Put	BNP	3/15/24	125.00	(100)
25	394,475	QUALCOMM Inc., Put	BNP	4/19/24	120.00	(300)
30	501,990	Texas Instruments Inc., Put	BNP	3/15/24	135.00	(60)
30	501,990	Texas Instruments Inc., Put	BNP	3/15/24	140.00	(120)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $26,101)				$(16,787)
Currency Abbreviations used in this schedule:
EUR
 —    Euro

GBP
 —    British Pound

NOK
 —    Norwegian Krone

SGD
 —    Singapore Dollar

Counterparty Abbreviations used in this schedule:
BNP
 —    BNP Paribas SA

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – 25.2%
FHLMC – 6.6%
	Federal Home Loan Mortgage Corp. (FHLMC)., Gold:
$499,161	2.000% due 5/1/36	$443,684
185,837	2.000% due 6/1/36	165,180
89,341	2.000% due 12/1/40	75,065
565,511	2.000% due 5/1/41	473,554
670,846	2.000% due 12/1/41	559,456
280,234	2.000% due 9/1/50	223,572
491,542	2.000% due 10/1/50	389,397
7,321,245	2.000% due 3/1/51	5,767,978
1,211,583	2.000% due 4/1/51	957,650
480,931	2.000% due 5/1/51	385,366
187,753	2.000% due 8/1/51	148,498
188,924	2.000% due 11/1/51	150,328
740,619	2.000% due 4/1/52	590,358
282,398	2.500% due 5/1/50	235,944
332,803	2.500% due 6/1/50	276,846
1,857,956	2.500% due 7/1/50	1,542,867
492,513	2.500% due 9/1/50	410,006
72,863	2.500% due 10/1/50	61,142
578,142	2.500% due 11/1/50	478,475
176,575	2.500% due 2/1/51	148,101
442,561	2.500% due 3/1/51	366,568
208,020	2.500% due 5/1/51	171,918
290,350	2.500% due 7/1/51	240,856
174,777	2.500% due 8/1/51	144,512
322,310	2.500% due 10/1/51	266,406
5,962,592	2.500% due 12/1/51	4,911,213
7,569,895	2.500% due 1/1/52	6,265,737
1,136,155	2.500% due 4/1/52	937,019
635,161	3.000% due 2/1/33	595,253
357,478	3.000% due 5/1/33	334,752
275,151	3.000% due 3/1/35	255,256
491,952	3.000% due 5/1/35	457,165
4,042,703	3.000% due 3/1/42	3,620,195
115,855	3.000% due 1/1/47	101,304
232,399	3.000% due 2/1/47	203,197
5,043,396	3.000% due 4/1/50	4,246,416
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FHLMC – (continued)
$212,141	3.000% due 7/1/50	$183,363
760,137	3.000% due 8/1/51	656,866
498,426	3.000% due 9/1/51	431,005
603,475	3.000% due 10/1/51	521,848
7,531,529	3.000% due 1/1/52	6,537,706
8,094,443	3.000% due 5/1/52	7,017,575
6,833,210	3.000% due 6/1/52	5,862,579
3,706,110	3.030% due 1/1/50	2,914,905
773,749	3.500% due 8/1/43	705,926
12,600,992	3.500% due 12/1/46	11,434,555
350,436	3.500% due 1/1/48	318,316
367,610	3.500% due 4/1/50	333,479
634,934	4.000% due 10/1/44	597,739
42,268	4.000% due 4/1/47	39,792
812,818	4.000% due 12/1/47	762,890
5,858,845	4.000% due 3/1/49	5,482,318
704,847	4.000% due 4/1/49	658,016
153,625	4.000% due 5/1/49	144,630
509,091	4.000% due 7/1/49	478,594
9,706,627	4.000% due 8/1/51	9,063,206
13,156,339	4.350% due 10/1/32	12,530,603
7,700,000	4.380% due 5/1/28	7,521,906
293,431	4.500% due 5/1/48	281,849
5,497,536	4.500% due 7/1/52	5,206,148
183,711	5.000% due 8/1/52	178,337
6,342,755	5.000% due 9/1/52	6,157,700
867,743	5.000% due 10/1/52	842,064
838,607	5.000% due 1/1/53	813,967
345,638	5.000% due 4/1/53	337,181
642,617	5.500% due 2/1/53	638,263
7,003,030	5.500% due 5/1/53	6,930,287
439,843	6.000% due 12/1/52	445,776
187,229	6.000% due 3/1/53	190,598
478,552	6.500% due 11/1/53	489,470
	TOTAL FHLMC	133,310,691
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – 16.2%
	Federal National Mortgage Association (FNMA):
$1,053,193	1.500% due 9/1/51	$787,199
247,036	1.500% due 10/1/51	184,516
145,962	1.500% due 11/1/51	109,021
856,736	1.500% due 4/1/52	639,915
539,702	2.000% due 5/1/36	479,715
696,423	2.000% due 6/1/36	619,024
531,015	2.000% due 8/1/36	471,988
342,396	2.000% due 9/1/36	304,333
287,394	2.000% due 12/1/36	255,441
347,935	2.000% due 9/1/40	293,013
838,362	2.000% due 12/1/40	703,803
384,285	2.000% due 4/1/41	322,109
118,336	2.000% due 5/1/41	99,188
487,116	2.000% due 10/1/41	406,681
11,248,689	2.000% due 8/1/50	8,968,586
1,267,661	2.000% due 9/1/50	1,011,899
822,911	2.000% due 12/1/50	652,650
3,790,639	2.000% due 2/1/51	3,018,984
5,869,798	2.000% due 3/1/51	4,640,183
2,940,258	2.000% due 4/1/51	2,321,934
14,130,808	2.000% due 5/1/51	11,192,146
143,457	2.000% due 7/1/51	113,455
9,290,000	2.000% due 3/1/54(a)	7,298,816
225,065	2.250% due 4/1/33	184,362
82,833	2.500% due 6/1/30	78,148
1,010,000	2.500% due 3/1/39(a)	915,604
5,846,372	2.500% due 2/1/47	4,959,578
311,330	2.500% due 4/1/50	258,294
302,749	2.500% due 6/1/50	251,176
312,010	2.500% due 7/1/50	261,281
516,679	2.500% due 9/1/50	428,236
5,887,887	2.500% due 10/1/50	4,938,949
9,821,197	2.500% due 11/1/50	8,137,939
297,008	2.500% due 1/1/51	247,670
1,077,821	2.500% due 2/1/51	891,159
5,148,494	2.500% due 5/1/51	4,272,694
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$1,272,949	2.500% due 6/1/51	$1,051,349
430,311	2.500% due 7/1/51	356,197
10,678,891	2.500% due 8/1/51	8,815,404
276,598	2.500% due 9/1/51	228,823
8,379,705	2.500% due 10/1/51	6,918,833
9,920,538	2.500% due 11/1/51	8,215,817
6,553,508	2.500% due 12/1/51	5,406,029
492,144	2.500% due 1/1/52	409,946
7,270,725	2.500% due 2/1/52	5,982,593
713,924	2.500% due 3/1/52	590,301
397,089	2.500% due 4/1/52	328,326
3,454,000	2.500% due 3/1/54(a)	2,837,495
645,609	2.500% due 1/1/57	530,662
4,443,000	2.760% due 9/1/31	3,900,375
314,053	3.000% due 2/1/30	299,935
193,622	3.000% due 10/1/30	184,302
448,809	3.000% due 1/1/31	427,163
971,655	3.000% due 11/1/36	892,190
3,437,133	3.000% due 3/1/43	3,052,455
6,304,411	3.000% due 6/1/43	5,598,944
113,102	3.000% due 11/1/48	98,554
4,018,847	3.000% due 11/1/49	3,483,514
53,365	3.000% due 12/1/49	46,257
213,449	3.000% due 2/1/50	186,101
885,445	3.000% due 8/1/50	766,854
371,843	3.000% due 10/1/50	321,346
2,378,013	3.000% due 11/1/50	2,079,761
506,183	3.000% due 12/1/50	437,443
427,651	3.000% due 5/1/51	373,368
94,819	3.000% due 6/1/51	81,502
791,263	3.000% due 7/1/51	682,407
1,013,970	3.000% due 8/1/51	873,755
846,737	3.000% due 9/1/51	729,934
1,259,188	3.000% due 10/1/51	1,085,176
1,186,159	3.000% due 11/1/51	1,020,921
620,090	3.000% due 12/1/51	534,913
295,443	3.000% due 1/1/52	254,287
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$6,699,166	3.000% due 2/1/52	$5,740,059
330,931	3.000% due 4/1/52	285,616
450,113	3.000% due 5/1/52	388,486
4,047,770	3.000% due 4/1/53	3,514,285
205,694	3.500% due 7/1/32	197,890
639,836	3.500% due 3/1/33	613,220
384,311	3.500% due 7/1/37	360,215
619,320	3.500% due 3/1/46	561,218
656,610	3.500% due 5/1/47	597,608
789,305	3.500% due 11/1/47	715,249
448,338	3.500% due 7/1/50	404,863
165,430	3.500% due 9/1/50	150,108
622,164	3.500% due 1/1/51	560,242
1,366,300	3.500% due 2/1/51	1,234,778
7,134,362	3.500% due 7/1/51	6,429,949
681,918	3.500% due 4/1/52	614,128
1,003,000	3.500% due 3/1/54(a)	892,230
475,000	3.520% due 11/1/32	432,184
7,889,962	3.720% due 6/1/32	7,228,817
279,221	4.000% due 8/1/38	270,190
436,347	4.000% due 11/1/38	418,832
87,280	4.000% due 3/1/46	82,167
564,326	4.000% due 3/1/47	530,866
54,011	4.000% due 12/1/47	50,825
77,658	4.000% due 2/1/48	72,852
855,746	4.000% due 6/1/48	804,648
1,087,991	4.000% due 10/1/48	1,022,016
112,573	4.000% due 1/1/49	105,979
924,185	4.000% due 4/1/49	861,840
146,314	4.000% due 5/1/49	137,684
39,108	4.000% due 8/1/49	36,819
636,882	4.000% due 4/1/50	594,837
397,090	4.000% due 8/1/51	370,358
452,082	4.000% due 6/1/52	417,537
4,110,846	4.000% due 7/1/52	3,781,265
387,764	4.030% due 6/1/28	375,638
475,000	4.190% due 4/1/28	463,831
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$200,000	4.210% due 3/1/33	$191,298
166,737	4.370% due 5/1/28	164,497
290,000	4.410% due 4/1/30	283,039
452,369	4.460% due 5/1/28	445,822
353,146	4.500% due 12/1/37	348,381
229,000	4.500% due 3/1/39(a)	224,009
216,410	4.500% due 5/1/48	208,573
223,132	4.500% due 6/1/48	214,564
3,700,825	4.500% due 10/1/50	3,566,190
3,870,796	4.500% due 7/1/52	3,665,103
852,077	4.500% due 3/1/53	806,797
16,418,000	4.500% due 3/1/54(a)	15,540,089
212,770	4.510% due 5/1/33	207,862
203,554	4.640% due 10/1/33	200,453
120,000	4.750% due 4/1/28	119,387
628,955	5.000% due 7/1/52	610,572
21,742,246	5.000% due 9/1/52	21,106,231
1,485,371	5.000% due 10/1/52	1,441,861
140,467	5.000% due 11/1/52	136,405
2,352,325	5.000% due 12/1/52	2,283,125
87,159	5.000% due 3/1/53	84,557
8,739,481	5.000% due 4/1/53	8,477,283
585,000	5.065% due 12/1/28	591,484
433,726	5.500% due 10/1/52	429,829
822,357	5.500% due 11/1/52	816,001
1,401,085	5.500% due 12/1/52	1,390,362
6,209,895	5.500% due 1/1/53	6,154,414
6,029,370	5.500% due 2/1/53	5,968,750
761,455	5.500% due 6/1/53	754,429
19,636,000	5.500% due 3/1/54(a)	19,423,397
468,684	6.000% due 5/1/53	476,567
41,550,000	6.000% due 3/1/54(a)	41,723,296
1,092,608	6.204% due 5/1/44(b)	1,117,060
826,443	6.500% due 11/1/53	845,299
1,200,000	6.500% due 3/1/54(a)	1,220,982
1,674,115	7.000% due 9/1/53	1,719,684
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$2,125,000	7.000% due 3/1/54(a)	$2,181,262
	TOTAL FNMA	326,261,164
GNMA – 2.4%
	Government National Mortgage Association (GNMA):
8,380,000	2.000% due 3/1/54(a)	6,819,550
335,000	2.500% due 3/1/54(a)	283,502
2,887,000	3.500% due 3/1/54(a)	2,611,019
2,650,000	5.000% due 3/1/54(a)	2,588,265
4,425,000	5.500% due 3/1/54(a)	4,395,442
	Government National Mortgage Association (GNMA) II:
650,867	2.000% due 10/20/50	529,951
1,450,071	2.000% due 12/20/50	1,180,678
626,341	2.500% due 11/20/49	533,070
490,709	2.500% due 3/20/51	416,070
669,061	2.500% due 9/20/51	566,522
6,204,380	2.500% due 10/20/51	5,238,808
235,897	3.000% due 4/20/31	224,240
492,194	3.000% due 6/20/50	421,074
91,498	3.000% due 12/20/50	80,624
2,212,453	3.000% due 4/20/51	1,945,927
829,616	3.000% due 8/20/51	727,461
825,436	3.000% due 9/20/51	723,795
2,170,689	3.000% due 12/20/51	1,903,390
486,538	3.000% due 12/20/52	426,601
112,199	3.500% due 8/20/42	103,566
424,171	3.500% due 10/20/43	392,129
75,916	3.500% due 12/20/43	70,099
339,227	3.500% due 3/20/44	312,884
15,229	3.500% due 7/20/44	14,009
373,123	3.500% due 6/20/46	341,984
311,993	3.500% due 2/20/49	285,518
328,056	3.500% due 6/20/50	299,221
633,832	3.500% due 9/20/50	577,918
2,963,345	3.500% due 10/20/51	2,686,546
4,434,639	3.500% due 2/20/52	4,011,311
1,019,549	3.500% due 1/20/53	922,220
470,345	4.000% due 10/20/44	449,281
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
GNMA – (continued)
$313,614	4.000% due 2/20/45	$299,470
213,946	4.000% due 10/20/45	202,975
267,167	4.000% due 2/20/47	251,723
557,208	4.000% due 10/20/48	522,860
457,760	4.000% due 3/20/49	430,610
1,271,755	4.000% due 2/20/52	1,185,264
612,449	4.500% due 2/20/40	600,519
207,590	4.500% due 7/20/49	200,550
212,820	4.500% due 8/20/49	204,827
299,178	4.500% due 8/20/52	285,990
278,605	4.500% due 9/20/52	266,266
1,240,451	4.500% due 10/20/52	1,185,452
275,446	5.000% due 5/20/40	276,063
218,401	5.000% due 6/20/40	218,891
85,609	5.000% due 7/20/40	85,801
	TOTAL GNMA	48,299,936
	TOTAL MORTGAGE-BACKED SECURITIES (Cost – $545,997,762)	507,871,791
U.S. GOVERNMENT OBLIGATIONS – 20.9%
	U.S. Treasury Bonds:
1,780,000	1.250% due 11/30/26	1,633,567
3,565,000	2.000% due 11/15/41	2,468,206
7,870,000	3.250% due 5/15/42	6,618,178
9,165,000	3.375% due 8/15/42	7,838,223
26,865,000	3.875% due 2/15/43	24,595,117
3,975,000	3.625% due 8/15/43	3,504,211
6,715,000	3.625% due 2/15/44	5,903,429
12,905,000	3.375% due 5/15/44	10,910,270
2,470,000	2.500% due 2/15/45	1,790,364
4,065,000	2.250% due 8/15/46	2,761,024
8,500,000	3.000% due 2/15/48	6,605,098
9,545,000	3.125% due 5/15/48	7,584,174
5,110,000	3.375% due 11/15/48	4,245,492
34,460,000	2.375% due 5/15/51	23,253,770
12,330,000	1.875% due 11/15/51	7,345,983
7,170,000	3.000% due 8/15/52	5,543,026
2,801,600	4.000% due 11/15/52	2,623,217
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT OBLIGATIONS – (continued)
$5,797,000	3.625% due 5/15/53	$5,071,922
13,170,000	4.125% due 8/15/53	12,608,217
49,300,000	4.750% due 11/15/53	52,450,578
37,000,000	4.250% due 2/15/54	36,306,250
	U.S. Treasury Inflation Indexed Bonds:
4,736,686.4	0.250% due 2/15/50	2,978,377
239,116.64	0.125% due 2/15/52	140,532
	U.S. Treasury Inflation Indexed Notes:
989,331.75	0.250% due 7/15/29	909,979
2,733,774	0.125% due 7/15/30	2,453,242
1,348,350	1.375% due 7/15/33	1,290,714
	U.S. Treasury Notes:
3,650,000	3.875% due 4/30/25	3,605,658
7,580,000	2.750% due 5/15/25	7,388,131
12,500,000	0.250% due 8/31/25(c)	11,684,082
3,950,000	4.875% due 11/30/25	3,959,567
2,695,000	4.000% due 12/15/25	2,662,050
7,240,000	4.250% due 12/31/25	7,183,438
4,060,000	4.000% due 2/15/26	4,011,629
9,600,000	4.625% due 3/15/26	9,600,375
4,100,000	4.500% due 7/15/26	4,097,117
14,545,000	4.625% due 10/15/26	14,592,726
5,950,000	4.375% due 12/15/26	5,937,914
5,895,000	2.750% due 4/30/27	5,609,231
2,400,000	3.625% due 5/31/28	2,336,344
4,350,000	4.000% due 6/30/28	4,297,494
5,660,000	4.125% due 7/31/28	5,620,424
4,700,000	4.375% due 11/30/28	4,719,828
15,930,000	3.625% due 3/31/30	15,372,450
3,400,000	3.750% due 6/30/30	3,299,992
8,180,000	0.625% due 8/15/30	6,512,047
3,100,000	4.375% due 11/30/30	3,116,469
1,925,000	1.625% due 5/15/31	1,613,015
6,430,000	2.750% due 8/15/32	5,740,533
38,233,000	3.500% due 2/15/33	36,065,965
1,000,000	3.875% due 8/15/33	970,156
4,030,000	4.500% due 11/15/33	4,106,192
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT OBLIGATIONS – (continued)
$8,978,000	3.625% due 2/15/53	$7,849,437
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $454,710,150)	421,385,424
COLLATERALIZED MORTGAGE OBLIGATIONS – 20.8%
747,150	510 Asset Backed Trust, Series 2021-NPL1, Class A1, step bond to yield, 2.240% due 6/25/61(d)(e)	720,530
258,490	Ajax Mortgage Loan Trust, Series 2021-C, Class A, step bond to yield, 2.115% due 1/25/61(e)	250,358
	Alternative Loan Trust:
544,903	Series 2005-28CB, Class 1A7, 5.500% due 8/25/35	456,480
4,676,472	Series 2005-7CB, Class 2A2, 0.000% (1-Month TSFR + 4.936%) due 3/1/38(b)(f)	146,976
4,676,472	Series 2005-7CB, Class 2A5, 5.500% (1-Month TSFR + 0.564%) due 3/1/38(b)	3,418,300
3,811,745	Series 2006-OA2, Class A1, 5.854% (1-Month TSFR + 0.534%) due 5/20/46(b)	3,163,227
2,079,685	Series 2007-4CB, Class 1A1, 5.750% (1-Month TSFR + 0.714%) due 4/25/37(b)	1,572,275
6,441,911	Series 2007-9T1, Class 2A2, 6.000% due 5/25/37	2,894,183
	Angel Oak Mortgage Trust:
279,480	Series 2020-R1, Class A1, 0.990% due 4/25/53(b)(e)	254,054
360,464	Series 2021-1, Class A1, 0.909% due 1/25/66(b)(e)	302,739
323,635	Series 2021-2, Class A1, 0.985% due 4/25/66(b)(e)	267,263
600,353	Series 2021-3, Class A1, 1.068% due 5/25/66(b)(e)	502,566
506,074	Series 2021-4, Class A1, 1.035% due 1/20/65(b)(e)	406,717
764,544	Series 2021-5, Class A1, 0.951% due 7/25/66(b)(e)	638,832
1,160,602	Series 2021-6, Class A1, 1.458% due 9/25/66(b)(e)	944,234
1,343,055	Series 2022-1, Class A1, step bond to yield, 2.881% due 12/25/66(e)	1,195,859
	Arbor Multifamily Mortgage Securities Trust:
1,920,000	Series 2021-MF2, Class C, 2.809% due 6/15/54(b)(e)	1,504,541
2,600,000	Series 2022-MF4, Class B, 3.293% due 2/15/55(b)(e)	2,208,177
500,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 6.965% (1-Month TSFR + 1.647%) due 9/15/34(b)(e)	496,920
	BANK:
9,972,159	Series 2017-BNK4, Class XA, 1.335% due 5/15/50(b)(f)	316,793
15,377,986	Series 2018-BN10, Class XA, 0.690% due 2/15/61(b)(f)	343,421
8,740,000	Series 2020-BN30, Class A4, 1.925% due 12/15/53	6,966,049
6,441,241	Series 2022-BNK39, Class XA, 0.423% due 2/15/55(b)(f)	167,437
1,172,840	Series 2023-5YR4, Class XA, 0.946% due 12/15/56(b)(f)	45,711
1,688,190	Series 2023-BNK45, Class XA, 0.995% due 2/15/56(b)(f)	104,611
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	BBCMS Mortgage Trust:
$1,236,000	Series 2018-TALL, Class F, 8.750% (1-Month TSFR + 3.432%) due 3/15/37(b)(e)	$772,717
1,800,000	Series 2020-C6, Class A4, 2.639% due 2/15/53	1,564,245
1,463,218	Series 2020-C7, Class XA, 1.614% due 4/15/53(b)(f)	87,849
305,000	Series 2022-C15, Class A5, 3.662% due 4/15/55(b)	273,742
280,000	Series 2022-C16, Class A5, 4.600% due 6/15/55(b)	270,471
365,000	Series 2022-C18, Class A4, 5.439% due 12/15/55(b)	374,999
120,000	Series 2022-C18, Class A5, 5.710% due 12/15/55(b)	125,046
470,000	Series 2024-C24, Class A5, 5.419% due 2/15/57	481,564
2,505,000	Series 2024-C24, Class XA, 1.626% due 2/15/57(b)(f)	274,151
1,964,726	Bear Stearns ALT-A Trust, Series 2006-1, Class 21A2, 4.475% due 2/25/36(b)	1,335,099
	Benchmark Mortgage Trust:
1,835,000	Series 2019-B15, Class A5, 2.928% due 12/15/72	1,580,972
2,359,433	Series 2020-B22, Class XA, 1.511% due 1/15/54(b)(f)	182,500
4,415,000	Series 2022-B35, Class A5, 4.444% due 5/15/55(b)	4,089,214
6,225,380	Series 2023-B39, Class XA, 0.574% due 7/15/56(b)(f)	246,847
1,754,531	Series 2023-B40, Class XA, 1.153% due 12/15/56(b)(f)	115,069
371,300	BINOM Securitization Trust, Series 2021-INV1, Class A1, 2.034% due 6/25/56(b)(e)	318,355
	BRAVO Residential Funding Trust:
962,621	Series 2021-C, Class A1, step bond to yield, 1.620% due 3/1/61(e)	905,751
208,023	Series 2021-NQM1, Class A1, 0.941% due 2/25/49(b)(e)	181,743
168,591	Series 2021-NQM2, Class A1, 0.970% due 3/25/60(b)(e)	155,928
1,072,767	BX, Series 2021-MFM1, Class D, 6.932% (1-Month TSFR + 1.614%) due 1/15/34(b)(e)	1,058,686
	BX Commercial Mortgage Trust:
500,000	Series 2021-CIP, Class A, 6.353% (1-Month TSFR + 1.035%) due 12/15/38(b)(e)	493,750
2,900,000	Series 2021-VOLT, Class C, 6.532% (1-Month TSFR + 1.214%) due 9/15/36(b)(e)	2,852,875
536,000	Series 2021-VOLT, Class E, 7.432% (1-Month TSFR + 2.114%) due 9/15/36(b)(e)	528,298
	BX Trust:
1,529,000	Series 2019-OC11, Class E, 3.944% due 12/9/41(b)(e)	1,294,404
1,400,000	Series 2021-ARIA, Class A, 6.332% (1-Month TSFR + 1.014%) due 10/15/36(b)(e)	1,381,625
280,000	Series 2024-PAT, Class A, 7.340% (1-Month TSFR + 0.209%) due 3/15/26(b)(e)(g)	279,293
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$5,900,000	CAMB Commercial Mortgage Trust, Series 2021-CX2, Class C, 2.771% due 11/10/46(b)(e)	$4,583,053
242,196	Cascade MH Asset Trust, Series 2021-MH1, Class A1, 1.753% due 2/25/46(e)	208,322
15,745,313	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.222% due 5/10/50(b)(f)	454,495
1,834,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class E, 7.432% (1-Month TSFR + 2.114%) due 11/15/36(b)(e)	1,688,417
983,747	CIM Trust, Series 2021-R6, Class A1, 1.425% due 7/25/61(b)(e)	844,846
	Citigroup Commercial Mortgage Trust:
1,415,000	Series 2015-GC31, Class A4, 3.762% due 6/10/48	1,369,409
30,960,391	Series 2015-GC35, Class XA, 0.708% due 11/10/48(b)(f)	271,643
805,000	Series 2016-P4, Class B, 3.377% due 7/10/49	729,799
7,640,000	Series 2019-GC43, Class A4, 3.038% due 11/10/52	6,663,154
2,850,000	Series 2023-SMRT, Class B, 5.852% due 10/12/40(b)(e)	2,846,650
	COLT Mortgage Loan Trust:
535,397	Series 2021-1, Class A1, 0.910% due 6/25/66(b)(e)	433,534
524,702	Series 2021-2, Class A1, 0.924% due 8/25/66(b)(e)	413,354
148,289	Series 2021-2R, Class A1, 0.798% due 7/27/54(e)	128,424
945,022	Series 2021-3, Class A1, 0.956% due 9/27/66(b)(e)	749,110
1,262,177	Series 2021-HX1, Class A1, 1.110% due 10/25/66(b)(e)	1,039,361
1,309,188	Series 2022-1, Class A1, 2.284% due 12/27/66(b)(e)	1,128,518
	Commercial Mortgage Trust:
1,050,000	Series 2015-CR23, Class A4, 3.497% due 5/10/48	1,019,960
3,035,000	Series 2020-CX, Class A, 2.173% due 11/10/46(e)	2,446,432
2,615,000	Series 2020-CX, Class B, 2.446% due 11/10/46(e)	2,090,845
1,425,000	Series 2020-CX, Class D, 2.683% due 11/10/46(b)(e)	1,101,476
203,000	Series 2022-HC, Class A, 2.819% due 1/10/39(e)	180,211
300,000	Series 2022-HC, Class C, 3.376% due 1/10/39(e)	255,480
	Connecticut Avenue Securities Trust:
127,931	Series 2022-R08, Class 1M1, 7.872% (SOFR30A + 2.550%) due 7/25/42(b)(e)	131,409
306,580	Series 2023-R03, Class 2M1, 7.822% (SOFR30A + 2.500%) due 4/25/43(b)(e)	311,741
218,656	Series 2023-R04, Class 1M1, 7.621% (SOFR30A + 2.300%) due 5/25/43(b)(e)	223,955
621,194	Series 2023-R05, Class 1M1, 7.221% (SOFR30A + 1.900%) due 6/25/43(b)(e)	627,620
	Credit Suisse Commercial Mortgage Capital Trust:
1,167,686	Series 2018-RPL9, Class A, 3.850% due 9/25/57(b)(e)	1,101,538
396,640	Series 2021-AFC1, Class A1, 0.830% due 3/25/56(b)(e)	333,023
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$469,217	Series 2021-NQM5, Class A1, 0.938% due 5/25/66(b)(e)	$370,800
2,924,615	Series 2021-RPL3, Class A1, 2.000% due 1/25/60(b)(e)	2,499,908
339,768	Series 2021-RPL4, Class A1, 1.796% due 12/27/60(b)(e)	328,826
	Credit Suisse Mortgage Capital Certificates:
109,727	Series 2019-ICE4, Class D, 6.965% (1-Month TSFR + 1.647%) due 5/15/36(b)(e)	109,677
5,494,331	Series 2019-ICE4, Class E, 7.515% (1-Month TSFR + 2.197%) due 5/15/36(b)(e)	5,487,707
1,937,381	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3, 3.544% due 11/15/48	1,884,475
1,347,167	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-9, Class 5A6, 5.500% due 10/25/35	707,220
	CSMC:
972,940	Series 2010-8R, Class 5A11, 4.878% due 2/26/37(b)(e)	908,745
531,774	Series 2020-NET, Class A, 2.257% due 8/15/37(e)	492,529
183,000	Series 2021-B33, Class A1, 3.053% due 10/10/43(e)	166,172
650,000	Series 2021-B33, Class A2, 3.167% due 10/10/43(e)	551,753
161,764	Series 2021-NQM1, Class A1, 0.809% due 5/25/65(b)(e)	136,129
689,177	Series 2021-NQM2, Class A1, 1.179% due 2/25/66(b)(e)	595,631
755,075	Series 2021-NQM4, Class A1, 1.101% due 5/25/66(b)(e)	615,155
1,274,199	Series 2021-NQM6, Class A1, 1.174% due 7/25/66(b)(e)	1,016,831
584,103	Series 2021-NQM8, Class A1, 1.841% due 10/25/66(b)(e)	497,881
1,436,194	Series 2022-NQM1, Class A1, 2.265% due 11/25/66(b)(e)	1,249,331
3,545,399	DBGS Mortgage Trust, Series 2018-BIOD, Class E, 7.314% (1-Month TSFR + 1.996%) due 5/15/35(b)(e)	3,501,082
	DBJPM Mortgage Trust:
21,195,000	Series 2017-C6, Class XB, 0.198% due 6/10/50(b)(f)	207,910
2,218,319	Series 2020-C9, Class XA, 1.704% due 9/15/53(b)(f)	119,399
	Deephaven Residential Mortgage Trust:
103,149	Series 2021-1, Class A1, 0.715% due 5/25/65(b)(e)	94,848
209,142	Series 2021-2, Class A1, 0.899% due 4/25/66(b)(e)	179,845
4,071,240	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 5.954% (1-Month TSFR + 0.634%) due 8/19/45(b)	2,836,136
	Ellington Financial Mortgage Trust:
81,286	Series 2021-1, Class A1, 0.797% due 2/25/66(b)(e)	67,775
220,681	Series 2021-2, Class A1, 0.931% due 6/25/66(b)(e)	176,709
850,739	Series 2021-3, Class A1, 1.241% due 9/25/66(b)(e)	674,377
657,543	Series 2022-1, Class A1, 2.206% due 1/25/67(b)(e)	556,274
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Federal Home Loan Mortgage Corp. (FHLMC). REMICS:
$579,904	Series 3835, Class FO, 0.000% due 4/15/41(h)	$430,702
975,466	Series 4116, Class AP, 1.350% due 8/15/42	824,693
3,952,231	Series 4223, Class SB, 0.0001% (SOFR30A + 5.293%) due 7/15/43(b)	2,476,819
1,000,000	Series 4265, Class GL, 3.000% due 4/15/42	848,476
676,280	Series 4447, Class IO, 5.000% due 3/15/45(f)	136,205
9,356,485	Series 4457, Class A, 2.500% due 4/15/45	8,351,616
737,970	Series 4504, Class DZ, 3.500% due 8/15/45	680,219
133,809	Series 4518, Class CZ, 3.500% due 10/15/45	118,798
9,512,866	Series 4655, Class CZ, 3.000% due 2/15/47	8,002,643
22,459,547	Series 4726, Class Z, 3.500% due 10/15/47	19,909,737
161,375	Series 4751, Class PL, 3.000% due 12/15/47	121,466
4,099,272	Series 4892, Class ES, 0.714% (SOFR30A + 6.036%) due 7/25/45(b)(f)	456,074
8,258,035	Series 4957, Class PB, 2.500% due 3/25/50	6,852,777
344,249	Series 5018, Class LW, 1.000% due 10/25/40	271,060
697,971	Series 5083, Class AI, 2.500% due 3/25/51(f)	98,733
1,532,916	Series 5092, Class WI, 2.500% due 4/25/36(f)	149,461
841,228	Series 5169, Class IO, 3.000% due 9/25/51(f)	134,511
720,301	Series 5178, Class IO, 4.000% due 3/25/45(f)	127,587
560,746	Series 5201, Class PA, 2.500% due 3/25/52	487,593
159,000	Series 5228, Class JL, 2.500% due 10/25/41	123,104
	Federal National Mortgage Association (FNMA), Aces:
32,625,990	Series 2020-M12, Class IO, 1.285% due 7/25/29(b)(f)	1,494,313
10,095,109	Series 2020-M15, Class X1, 1.447% due 9/25/31(b)(f)	635,206
20,752,153	Series 2020-M7, Class X2, 1.240% due 3/25/31(b)(f)	1,188,644
5,442,180	Series 2022-M4, Class A1X, 2.465% due 5/25/30(b)	4,922,833
6,959,533	Series 2022-M5, Class A1, 2.358% due 1/1/34(b)	6,234,426
	Federal National Mortgage Association (FNMA), Interest Strip:
1,185,400	Series 426, Class C38, 2.000% due 3/25/52(f)	157,325
757,265	Series 429, Class C3, 2.500% due 9/25/52(f)	119,169
995,717	Series 437, Class C8, 2.500% due 6/25/52(f)	152,111
	Federal National Mortgage Association (FNMA), REMICS:
471,000	Series 2011-142, Class PE, 3.500% due 1/25/42	423,663
113,129	Series 2011-51, Class TO, 0.000% due 6/25/41(h)	84,322
651,847	Series 2012-120, Class ZB, 3.500% due 11/25/42	602,319
508,970	Series 2013-15, Class ZV, 3.000% due 3/25/43	443,841
130,270	Series 2013-2, Class MA, 3.500% due 2/25/43	121,124
1,072,000	Series 2013-62, Class PY, 2.500% due 6/25/43	866,377
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$1,230,161	Series 2013-72, Class IW, 3.500% due 7/25/33(f)	$93,696
2,653,375	Series 2014-11, Class KZ, 2.500% due 10/25/41	2,297,620
542,883	Series 2014-95, Class ZC, 3.000% due 1/25/45	469,769
534,539	Series 2015-55, Class PD, 2.500% due 3/25/43	508,883
621,997	Series 2016-3, Class MI, 5.500% due 2/25/46(f)	93,214
518,867	Series 2016-43, Class GZ, 3.000% due 7/25/46	437,232
798,358	Series 2017-105, Class ZE, 3.000% due 1/25/48	608,945
705,156	Series 2017-22, Class BZ, 3.500% due 4/25/47	624,610
7,731,019	Series 2017-24, Class LG, 3.000% due 4/25/37	6,960,693
546,597	Series 2018-91, Class BE, 3.500% due 12/25/58	485,043
369,131	Series 2020-35, Class AI, 3.000% due 6/25/50(f)	58,090
626,937	Series 2020-74, Class HI, 5.500% due 10/25/50(f)	119,105
1,814,112	Series 2020-99, Class KI, 1.500% due 11/25/35(f)	96,348
955,290	Series 2021-3, Class NI, 2.500% due 2/25/51(f)	140,137
912,474	Series 2021-3, Class TI, 2.500% due 2/25/51(f)	144,829
10,951,623	Series 2021-4, Class GD, 1.000% due 2/25/51	8,320,442
949,561	Series 2021-95, Class GI, 3.000% due 1/25/52(f)	142,550
817,617	Series 2022-3, Class PI, 3.000% due 1/25/52(f)	115,001
9,097,530	Series 2023-36, Class IO, 2.500% due 10/25/52(f)	1,305,396
	FMC GMSR Issuer Trust:
4,000,000	Series 2021-GT1, Class A, 3.620% due 7/25/26(b)(e)	3,478,654
3,420,000	Series 2021-GT2, Class A, 3.850% due 10/25/26(b)(e)	2,975,898
	Freddie Mac Multifamily Structured Pass-Through Certificates:
104,768,231	Series K064, Class X1, 0.595% due 3/25/27(b)(f)	1,590,088
27,657,824	Series K066, Class X1, 0.744% due 6/25/27(b)(f)	549,857
2,065,957	Series K118, Class X1, 0.956% due 9/25/30(b)(f)	100,941
63,387,402	Series K119, Class X1, 0.928% due 9/25/30(b)(f)	2,979,493
28,982,105	Series K120, Class X1, 1.036% due 10/25/30(b)(f)	1,505,296
41,150,719	Series K121, Class X1, 1.021% due 10/25/30(b)(f)	2,123,225
12,681,685	Series K122, Class X1, 0.878% due 11/25/30(b)(f)	579,387
23,862,030	Series K124, Class X1, 0.718% due 12/25/30(b)(f)	919,488
53,675,265	Series K125, Class X1, 0.581% due 1/25/31(b)(f)	1,677,465
30,603,269	Series K129, Class X1, 1.032% due 5/25/31(b)(f)	1,669,053
30,136,111	Series K130, Class X1, 1.037% due 6/25/31(b)(f)	1,765,144
55,974,587	Series K132, Class X1, 0.508% due 8/25/31(b)(f)	1,705,954
30,117,869	Series K-1519, Class X1, 0.595% due 12/25/35(b)(f)	1,403,758
6,560,000	Series K-154, Class A2, 4.350% due 1/25/33(b)	6,354,447
6,365,000	Series K-158, Class A2, 4.050% due 7/25/33	6,019,282
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$1,772,000	Series K-162, Class X1, 0.370% due 12/25/33(b)(f)	$56,679
2,352,417	Series K753, Class X1, 0.228% due 1/1/50(b)(f)	37,155
1,500,000	Series Q001, Class A3, 3.815% due 2/25/32	1,406,775
5,000,000	Freddie Mac STACR REMIC Trust, Series 2021-HQA2, Class M2, 7.372% (SOFR30A + 2.050%) due 12/25/33(b)(e)	5,058,424
	Freddie Mac Strips:
779,857	Series 303, Class C10, 3.500% due 1/15/33(f)	75,272
913,552	Series 375, Class C1, 2.500% due 1/25/51(f)	139,033
842,452	Series 386, Class C14, 2.500% due 3/15/52(f)	117,265
2,747,954	Series 389, Class C1, 1.500% due 5/15/37(f)	156,768
1,256,190	Series 389, Class C35, 2.000% due 6/15/52(f)	164,805
	GCAT Trust:
408,680	Series 2021-NQM1, Class A1, 0.874% due 1/25/66(b)(e)	330,149
458,891	Series 2021-NQM2, Class A1, 1.036% due 5/25/66(b)(e)	370,721
590,513	Series 2021-NQM3, Class A1, 1.091% due 5/25/66(b)(e)	488,119
814,688	Series 2021-NQM4, Class A1, 1.093% due 8/25/66(b)(e)	656,347
1,150,230	Series 2021-NQM5, Class A1, 1.262% due 7/25/66(b)(e)	910,395
408,561	Series 2021-NQM7, Class A1, 1.915% due 8/25/66(b)(e)	353,787
	Government National Mortgage Association (GNMA):
664,906	Series 2012-116, Class IB, 4.000% due 9/16/42(f)	130,568
1,226,917	Series 2012-32, Class Z, 3.500% due 3/20/42	1,107,350
683,127	Series 2014-12, Class ZB, 3.000% due 1/16/44	601,474
647,087	Series 2014-46, Class IO, 5.000% due 3/16/44(f)	88,564
2,143,370	Series 2016-37, Class QF, 5.834% (1-Month TSFR + 0.514%) due 3/20/46(b)	2,084,777
625,000	Series 2018-37, Class BY, 3.500% due 3/20/48	541,344
484,558	Series 2019-5, Class JI, 5.000% due 7/16/44(f)	74,941
23,785,601	Series 2020-173, Class JI, 2.000% due 11/20/50(f)	2,508,330
14,979,906	Series 2021-129, Class IO, 0.982% due 6/16/63(b)(f)	1,007,148
10,730,486	Series 2021-137, Class IQ, 3.000% due 8/20/51(f)	1,720,581
21,373,584	Series 2021-184, Class IO, 0.883% due 12/16/61(b)(f)	1,371,122
845,083	Series 2021-215, Class KA, 2.500% due 10/20/49	730,643
13,606,118	Series 2021-30, Class IB, 2.500% due 2/20/51(f)	1,831,155
17,032,952	Series 2021-35, Class IO, 1.030% due 12/16/62(b)(f)	1,195,662
18,996,786	Series 2021-52, Class IO, 0.720% due 4/16/63(b)(f)	1,003,139
15,568,174	Series 2021-58, Class SL, 0.000% (1-Month TSFR + 3.636%) due 4/20/51(b)(f)	426,644
4,405,827	Series 2021-77, Class EA, 1.000% due 7/20/50	3,299,512
14,298,910	Series 2021-77, Class IT, 2.500% due 5/20/51(f)	1,882,550
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$19,573,705	Series 2021-79, Class IO, 0.882% due 8/16/63(b)(f)	$1,221,546
10,317,042	Series 2022-174, Class AZ, 3.500% due 5/20/51	8,262,340
6,531,703	Series 2022-213, Class DO, 0.000% due 1/20/52(h)	2,040,827
449,574	Series 2022-24, Class GA, 3.000% due 2/20/52	400,810
27,954,397	Series 2022-49, Class IO, 0.762% due 3/16/64(b)(f)	1,600,859
15,662,472	Series 2022-61, Class EI, 3.000% due 7/20/51(f)	2,435,107
8,079,648	Series 2022-64, Class IO, 2.500% due 2/20/50(f)	930,850
31,031,949	Series 2022-80, Class IO, 0.593% due 6/16/64(b)(f)	1,497,968
28,480,676	Series 2022-82, Class IO, 0.538% due 2/16/64(b)(f)	1,320,749
1,405,000	GS Mortgage Securities Corp. II, Series 2024-70P, Class A, 5.133% due 3/10/41(b)(e)	1,390,177
	GS Mortgage Securities Corp. Trust:
400,000	Series 2018-TWR, Class D, 7.215% (1-Month TSFR + 1.897%) due 7/15/31(b)(e)	177,480
400,000	Series 2018-TWR, Class E, 7.715% (1-Month TSFR + 2.397%) due 7/15/31(b)(e)	139,600
400,000	Series 2018-TWR, Class F, 8.415% (1-Month TSFR + 3.097%) due 7/15/31(b)(e)	90,720
400,000	Series 2018-TWR, Class G, 9.540% (1-Month TSFR + 4.222%) due 7/15/31(b)(e)	27,780
700,000	Series 2021-IP, Class D, 7.532% (1-Month TSFR + 2.214%) due 10/15/36(b)(e)	672,681
	GS Mortgage Securities Trust:
705,000	Series 2015-GC30, Class A4, 3.382% due 5/10/50	682,571
9,922,681	Series 2017-GS7, Class XA, 1.078% due 8/10/50(b)(f)	274,905
1,400,000	Series 2018-GS9, Class A4, 3.992% due 3/10/51(b)	1,300,834
1,200,000	Series 2018-GS9, Class C, 4.350% due 3/10/51(b)	1,062,581
1,500,000	Series 2020-GC45, Class A5, 2.911% due 2/13/53	1,320,375
4,478,958	HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 5.734% (1-Month TSFR + 0.414%) due 1/25/47(b)	3,930,922
1,808,709	Homes Trust, Series 2023-NQM2, Class A1, step bond to yield, 6.456% due 2/25/68(e)	1,810,854
	Imperial Fund Mortgage Trust:
461,068	Series 2021-NQM2, Class A1, 1.073% due 9/25/56(b)(e)	373,225
825,938	Series 2021-NQM3, Class A1, 1.595% due 11/25/56(b)(e)	675,033
1,372,898	Series 2022-NQM2, Class A1, step bond to yield, 3.638% due 3/25/67(e)	1,258,039
500,000	IMT Trust, Series 2017-APTS, Class AFX, 3.478% due 6/15/34(e)	494,812
	JP Morgan Chase Commercial Mortgage Securities Trust:
805,000	Series 2018-WPT, Class FFX, 5.364% due 7/5/33(b)(e)	467,162
1,950,000	Series 2019-OSB, Class A, 3.397% due 6/5/39(e)	1,743,095
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$823,000	Series 2020-ACE, Class C, 3.694% due 1/10/37(b)(e)	$778,235
805,000	Series 2020-LOOP, Class E, 3.861% due 12/5/38(b)(e)	201,250
666,799	Series 2022-NLP, Class A, 5.914% (1-Month TSFR + 0.597%) due 4/15/37(b)(e)	630,125
	JP Morgan Mortgage Trust:
1,910,272	Series 2006-S1, Class 2A9, 6.500% due 4/25/36	1,878,806
6,419,907	Series 2006-S4, Class A7, 6.000% due 1/25/37	2,505,865
1,508,276	Series 2021-3, Class B1, 2.939% due 7/25/51(b)(e)	1,197,912
	JPMBB Commercial Mortgage Securities Trust:
475,000	Series 2014-C21, Class A5, 3.775% due 8/15/47	471,462
1,667,000	Series 2015-C27, Class C, 4.303% due 2/15/48(b)	1,329,085
1,205,000	Series 2015-C28, Class C, 4.133% due 10/15/48(b)	1,110,599
529,000	Series 2016-C1, Class A5, 3.576% due 3/17/49	506,766
1,100,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A5, 3.490% due 7/15/50	1,012,226
	Legacy Mortgage Asset Trust:
328,845	Series 2021-GS2, Class A1, step bond to yield, 1.750% due 4/25/61(e)	318,076
438,311	Series 2021-GS3, Class A1, step bond to yield, 1.750% due 7/25/61(e)	423,058
223,254	Series 2021-GS4, Class A1, step bond to yield, 1.650% due 11/25/60(e)	213,731
2,822,144	Lehman XS Trust, Series 2007-4N, Class 1A3, 5.915% (1-Month TSFR + 0.594%) due 3/25/47(b)	2,407,551
	Life Mortgage Trust:
1,619,935	Series 2021-BMR, Class A, 6.132% (1-Month TSFR + 0.814%) due 3/15/38(b)(e)	1,602,217
3,179,908	Series 2021-BMR, Class D, 6.832% (1-Month TSFR + 1.514%) due 3/15/38(b)(e)	3,124,260
2,400,000	Series 2022-BMR2, Class D, 7.860% (1-Month TSFR + 2.542%) due 5/15/39(b)(e)	2,290,500
825,040	Med Trust, Series 2021-MDLN, Class G, 10.682% (1-Month TSFR + 5.364%) due 11/15/38(b)(e)	812,665
6,045,370	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1, Class AF1, 5.750% due 8/25/36	2,790,050
	MFA Trust:
239,660	Series 2021-NQM1, Class A1, 1.153% due 4/25/65(b)(e)	216,037
331,741	Series 2021-NQM2, Class A1, 1.029% due 11/25/64(b)(e)	280,093
	Morgan Stanley Bank of America Merrill Lynch Trust:
15,361,729	Series 2014-C19, Class XA, 0.950% due 12/15/47(b)(f)	31,535
2,583,782	Series 2015-C20, Class A4, 3.249% due 2/15/48	2,523,687
1,405,000	Series 2015-C26, Class A5, 3.531% due 10/15/48	1,352,487
1,652,000	Series 2016-C31, Class C, 4.258% due 11/15/49(b)	1,383,994
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Morgan Stanley Capital I Trust:
$13,728,001	Series 2016-UB11, Class XA, 1.436% due 8/15/49(b)(f)	$373,605
11,882,274	Series 2016-UB12, Class XA, 0.648% due 12/15/49(b)(f)	168,792
1,356,000	Series 2019-H7, Class AS, 3.524% due 7/15/52	1,216,796
20,710,781	Series 2019-L3, Class XA, 0.607% due 11/15/52(b)(f)	555,836
806,000	Series 2020-L4, Class B, 3.082% due 2/15/53	639,703
1,426,485	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1, 5.693% due 10/25/60(b)(e)	1,398,209
799,098	MSWF Commercial Mortgage Trust, Series 2023-2, Class XA, 0.907% due 12/15/56(b)(f)	51,748
	New Residential Mortgage Loan Trust:
312,297	Series 2021-NQ1R, Class A1, 0.943% due 7/25/55(b)(e)	271,908
188,344	Series 2021-NQ2R, Class A1, 0.941% due 10/25/58(b)(e)	169,928
991,471	Series 2021-NQM3, Class A1, 1.156% due 11/27/56(b)(e)	830,221
590,000	NJ Trust, Series 2023-GSP, Class A, 6.481% due 1/6/29(b)(e)	608,902
953,954	NMLT Trust, Series 2021-INV1, Class A1, 1.185% due 5/25/56(b)(e)	776,656
	OBX Trust:
636,244	Series 2021-NQM1, Class A1, 1.072% due 2/25/66(b)(e)	534,652
589,064	Series 2021-NQM3, Class A1, 1.054% due 7/25/61(b)(e)	455,529
1,162,116	Series 2022-NQM1, Class A1, 2.305% due 11/25/61(b)(e)	993,104
	PMT Credit Risk Transfer Trust:
746,010	Series 2019-2R, Class A, 9.193% (1-Month TSFR + 3.864%) due 5/30/25(b)(e)	746,398
373,730	Series 2019-3R, Class A, 9.135% (SOFR30A + 3.814%) due 11/27/31(b)(e)	372,876
1,213,710	PRET LLC, Series 2021-RN3, Class A1, step bond to yield, 1.843% due 9/25/51(e)	1,154,825
855,036	Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, step bond to yield, 1.992% due 2/25/61(e)	831,266
	PRPM LLC:
213,329	Series 2021-2, Class A1, 2.115% due 3/25/26(b)(e)	210,795
353,446	Series 2021-3, Class A1, step bond to yield, 1.867% due 4/25/26(e)	346,707
593,565	Series 2021-5, Class A1, step bond to yield, 1.793% due 6/25/26(e)	579,434
496,432	Series 2021-6, Class A1, step bond to yield, 1.793% due 7/25/26(e)	481,082
2,967,777	Series 2021-7, Class A1, step bond to yield, 1.867% due 8/25/26(e)	2,865,944
538,700	Series 2021-8, Class A1, 1.743% due 9/25/26(b)(e)	516,461
1,390,117	Series 2021-9, Class A1, step bond to yield, 2.363% due 10/25/26(e)	1,348,024
211,958	Series 2021-RPL1, Class A1, step bond to yield, 1.319% due 7/25/51(e)	189,102
898,905	Series 2022-5, Class A1, step bond to yield, 6.900% due 9/27/27(e)	902,443
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Rali Trust:
$1,087,865	Series 2005-QS13, Class 1A3, 5.500% due 9/25/35	$873,354
2,867,004	Series 2006-QS17, Class A8, 6.000% due 12/25/36	2,286,596
3,493,643	Residential Asset Securitization Trust, Series 2005-A8CB, Class A6, 5.000% due 7/25/35	1,996,729
	Residential Mortgage Loan Trust:
3,100,000	Series 2020-1, Class M1, 3.242% due 1/26/60(b)(e)	2,721,111
177,688	Series 2021-1R, Class A1, 0.859% due 1/25/65(b)(e)	163,310
	Seasoned Credit Risk Transfer Trust:
302,245	Series 2019-1, Class MA, 3.500% due 7/25/58	283,990
490,852	Series 2019-1, Class MT, 3.500% due 7/25/58	433,284
5,340,409	Series 2019-4, Class MV, 3.000% due 2/25/59	4,503,440
615,185	Series 2020-1, Class MT, 2.500% due 8/25/59	501,601
5,987,583	Series 2020-2, Class MT, 2.000% due 11/25/59	4,695,889
5,757,991	Series 2020-3, Class M5TW, 3.000% due 5/25/60	5,147,049
3,640,000	SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class B, 4.388% due 1/5/43(b)(e)	2,525,191
	SG Residential Mortgage Trust:
852,409	Series 2021-1, Class A1, 1.160% due 7/25/61(b)(e)	681,967
5,238,000	Series 2021-2, Class B1, 4.038% due 12/25/61(b)(e)	3,778,554
3,750,000	SMRT, Series 2022-MINI, Class D, 7.268% (1-Month TSFR + 1.950%) due 1/15/39(b)(e)	3,656,250
473,145	STAR Trust, Series 2021-1, Class A1, 1.219% due 5/25/65(b)(e)	410,582
	Starwood Mortgage Residential Trust:
160,461	Series 2021-2, Class A1, 0.943% due 5/25/65(b)(e)	144,417
729,052	Series 2021-3, Class A1, 1.127% due 6/25/56(b)(e)	590,231
965,658	Series 2021-4, Class A1, 1.162% due 8/25/56(b)(e)	797,606
913,248	Series 2021-6, Class A1, 1.920% due 11/25/66(b)(e)	755,063
3,480,000	STWD Trust, Series 2021-FLWR, Class D, 6.808% (1-Month TSFR + 1.490%) due 7/15/36(b)(e)	3,412,575
410,141	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, step bond to yield, 3.240% due 6/25/24(e)	400,849
	Towd Point Mortgage Trust:
1,481,604	Series 2021-R1, Class A1, 2.918% due 11/30/60(b)(e)	1,247,580
2,868,688	Series 2022-4, Class A1, 3.750% due 9/25/62(e)	2,656,451
55,487	Triangle Re Ltd., Series 2021-3, Class M1A, 7.222% (SOFR30A + 1.900%) due 2/25/34(b)(e)	55,510
361,154	TRK Trust, Series 2021-INV1, Class A1, 1.153% due 7/25/56(b)(e)	309,408
1,105,000	TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.580% due 12/10/33(b)(e)	1,146,327
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$4,214,287	UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.527% due 6/15/50(b)(f)	$154,704
	VCAT LLC:
127,695	Series 2021-NPL2, Class A1, step bond to yield, 2.115% due 3/27/51(e)	126,209
610,684	Series 2021-NPL4, Class A1, step bond to yield, 1.868% due 8/25/51(e)	589,387
	Verus Securitization Trust:
3,814,000	Series 2021-1, Class B1, 2.977% due 1/25/66(b)(e)	2,775,857
251,004	Series 2021-2, Class A1, 1.031% due 2/25/66(b)(e)	216,126
407,277	Series 2021-4, Class A1, 0.938% due 7/25/66(b)(e)	320,952
1,009,933	Series 2021-5, Class A1, 1.013% due 9/25/66(b)(e)	839,376
1,047,431	Series 2021-6, Class A1, 1.630% due 10/25/66(b)(e)	875,378
1,254,770	Series 2021-7, Class A1, 1.829% due 10/25/66(b)(e)	1,071,272
198,687	Series 2021-R1, Class A1, 0.820% due 10/25/63(b)(e)	178,920
292,819	Series 2021-R2, Class A1, 0.918% due 2/25/64(b)(e)	257,661
884,047	Series 2022-1, Class A1, step bond to yield, 2.724% due 1/25/67(e)	786,205
245,312	VOLT C LLC, Series 2021-NPL9, Class A1, step bond to yield, 1.992% due 5/25/51(e)	235,886
612,765	VOLT XCIII LLC, Series 2021-NPL2, Class A1, step bond to yield, 4.893% due 2/27/51(e)	594,504
1,337,151	VOLT XCVII LLC, Series 2021-NPL6, Class A1, step bond to yield, 2.240% due 4/25/51(e)	1,309,370
	Wells Fargo Commercial Mortgage Trust:
1,400,000	Series 2016-BNK1, Class A3, 2.652% due 8/15/49	1,295,648
8,883,247	Series 2017-C38, Class XA, 0.926% due 7/15/50(b)(f)	204,761
674,303	Series 2018-C45, Class ASB, 4.147% due 6/15/51	660,024
806,000	Series 2020-C55, Class AS, 2.937% due 2/15/53	702,979
500,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752% due 9/15/57	490,128
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $489,863,486)	418,763,909
CORPORATE BONDS & NOTES – 20.5%
Basic Materials – 0.5%
570,000	Anglo American Capital PLC, Company Guaranteed Notes, 3.875% due 3/16/29(e)	529,533
200,000	AngloGold Ashanti Holdings PLC, Company Guaranteed Notes, 3.750% due 10/1/30	173,478
40,000	Arsenal AIC Parent LLC, Senior Secured Notes, 8.000% due 10/1/30(e)	41,900
40,000	ASP Unifrax Holdings Inc., Senior Secured Notes, 5.250% due 9/30/28(e)	25,364
	BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
387,000	5.250% due 9/8/30	390,063
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Basic Materials – (continued)
$385,000	4.900% due 2/28/33	$379,872
400,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 8.500% (5-Year CMT Index + 8.220%) due 1/23/81(b)	386,286
400,000	CAP SA, Senior Unsecured Notes, 3.900% due 4/27/31	313,000
	Celanese US Holdings LLC, Company Guaranteed Notes:
735,000	6.165% due 7/15/27	746,184
380,000	6.550% due 11/15/30	395,079
200,000	Compania de Minas Buenaventura SAA, Company Guaranteed Notes, 5.500% due 7/23/26	192,313
555,000	Corp. Nacional del Cobre de Chile, Senior Unsecured Notes, 5.950% due 1/8/34(e)	547,688
200,000	CSN Resources SA, Company Guaranteed Notes, 5.875% due 4/8/32	171,566
75,000	CVR Partners LP/CVR Nitrogen Finance Corp., Senior Secured Notes, 6.125% due 6/15/28(e)	70,918
	Freeport-McMoRan Inc., Company Guaranteed Notes:
100,000	4.375% due 8/1/28	95,132
100,000	4.625% due 8/1/30	95,298
397,000	Georgia-Pacific LLC, Senior Unsecured Notes, 3.600% due 3/1/25(e)	390,550
	Glencore Funding LLC, Company Guaranteed Notes:
254,000	1.625% due 4/27/26(e)	234,909
370,000	6.375% due 10/6/30(e)	388,773
245,000	2.850% due 4/27/31(e)	208,767
200,000	Gold Fields Orogen Holdings BVI Ltd., Company Guaranteed Notes, 5.125% due 5/15/24	199,336
105,000	Illuminate Buyer LLC/Illuminate Holdings IV Inc., Senior Unsecured Notes, 9.000% due 7/1/28(e)	103,327
200,000	LYB International Finance III LLC, Company Guaranteed Notes, 5.500% due 3/1/34	198,434
90,000	Mativ Holdings Inc., Company Guaranteed Notes, 6.875% due 10/1/26(e)	87,188
200,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25	197,262
200,000	Minsur SA, Senior Unsecured Notes, 4.500% due 10/28/31	173,702
1,840,000	RPM International Inc., Senior Unsecured Notes, 2.950% due 1/15/32	1,554,010
400,000	Sasol Financing USA LLC, Company Guaranteed Notes, 5.500% due 3/18/31	333,010
680,000	Sherwin-Williams Co., Senior Unsecured Notes, 2.300% due 5/15/30	577,238
30,000	SK Invictus Intermediate II SARL, Senior Secured Notes, 5.000% due 10/30/29(e)	25,470
200,000	UPL Corp., Ltd, Company Guaranteed Notes, 4.625% due 6/16/30	164,580
400,000	Vedanta Resources Finance II PLC, Company Guaranteed Notes, 9.250% due 4/23/26(e)	332,020
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Basic Materials – (continued)
$165,000	WR Grace Holdings LLC, Senior Unsecured Notes, 5.625% due 8/15/29(e)	$144,693
	Total Basic Materials	9,866,943
Communications – 2.0%
200,000	Acuris Finance U.S. Inc./Acuris Finance SARL, Senior Secured Notes, 5.000% due 5/1/28(e)	179,066
200,000	Altice France SA, Senior Secured Notes, 5.500% due 10/15/29(e)	151,434
	AT&T Inc., Senior Unsecured Notes:
4,222,000	2.250% due 2/1/32	3,385,911
4,955,000	2.550% due 12/1/33	3,908,136
225,000	5.400% due 2/15/34	225,297
	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
210,000	4.750% due 3/1/30(e)	178,644
125,000	4.500% due 8/15/30(e)	103,690
95,000	4.750% due 2/1/32(e)	76,644
	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
360,000	4.200% due 3/15/28	337,451
3,965,000	6.384% due 10/23/35	3,838,403
156,000	3.500% due 3/1/42	102,037
40,000	5.750% due 4/1/48	33,299
1,790,000	4.800% due 3/1/50	1,295,282
355,000	3.700% due 4/1/51	215,501
555,000	3.900% due 6/1/52	348,928
185,000	3.850% due 4/1/61	107,455
185,000	4.400% due 12/1/61	118,925
	Cisco Systems Inc., Senior Unsecured Notes:
320,000	4.950% due 2/26/31	320,159
215,000	5.350% due 2/26/64	216,380
	Clear Channel Outdoor Holdings Inc.:
50,000	Company Guaranteed Notes, 7.500% due 6/1/29(e)	41,375
45,000	Senior Secured Notes, 9.000% due 9/15/28(e)	46,935
	Comcast Corp., Company Guaranteed Notes:
215,000	4.800% due 5/15/33	210,081
1,075,000	3.750% due 4/1/40	879,870
644,000	2.937% due 11/1/56	396,274
35,000	CommScope Inc., Senior Secured Notes, 4.750% due 9/1/29(e)	23,975
45,000	CommScope Technologies LLC, Company Guaranteed Notes, 5.000% due 3/15/27(e)	16,107
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$80,000	Consolidated Communications Inc., Senior Secured Notes, 5.000% due 10/1/28(e)	$66,081
430,000	Cox Communications Inc., Senior Unsecured Notes, 2.600% due 6/15/31(e)	351,832
2,766,000	Crown Castle Towers LLC, Asset Backed, 4.241% due 7/15/28(e)	2,633,079
200,000	CSC Holdings LLC, Company Guaranteed Notes, 6.500% due 2/1/29(e)	174,334
	Digicel Group Holdings Ltd., Senior Secured Notes:
7,383	zero coupon, due 12/31/30(d)(e)(g)	6,650
32,312	zero coupon, due 12/31/30(d)(e)(g)	2,766
832	zero coupon, due 12/31/30(d)(e)(g)	653
81,635	zero coupon, due 12/31/30(d)(e)(g)	—
140,000	Directv Financing LLC/Directv Financing Co.-Obligor Inc., Senior Secured Notes, 5.875% due 8/15/27(e)	132,142
	Discovery Communications LLC, Company Guaranteed Notes:
54,000	4.125% due 5/15/29	50,022
145,000	3.625% due 5/15/30	127,450
236,000	5.200% due 9/20/47	191,911
239,000	5.300% due 5/15/49	195,501
785,000	4.650% due 5/15/50	595,291
	DISH DBS Corp.:
75,000	Company Guaranteed Notes, 5.125% due 6/1/29	31,986
140,000	Senior Secured Notes, 5.750% due 12/1/28(e)	96,950
65,000	Embarq Corp., Senior Unsecured Notes, 7.995% due 6/1/36	36,799
	Expedia Group Inc., Company Guaranteed Notes:
295,000	5.000% due 2/15/26	292,968
517,000	3.800% due 2/15/28	488,967
	Frontier Communications Holdings LLC:
	Senior Secured Notes:
45,000	5.875% due 10/15/27(e)	43,493
90,000	5.000% due 5/1/28(e)	83,291
54,900	Secured Notes, 5.875% due 11/1/29	47,022
135,000	GCI LLC, Senior Unsecured Notes, 4.750% due 10/15/28(e)	121,131
90,000	Intelsat Jackson Holdings SA, Senior Secured Notes, 6.500% due 3/15/30(e)	83,734
	Level 3 Financing Inc.:
40,000	Company Guaranteed Notes, 3.750% due 7/15/29(e)	16,600
110,000	Senior Secured Notes, 10.500% due 5/15/30(e)	112,750
45,000	Lumen Technologies Inc., Senior Secured Notes, 4.000% due 2/15/27(e)	27,225
150,000	Match Group Holdings II LLC, Senior Unsecured Notes, 5.000% due 12/15/27(e)	143,073
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$110,000	McGraw-Hill Education Inc., Senior Secured Notes, 5.750% due 8/1/28(e)	$102,192
385,000	Meta Platforms Inc., Senior Unsecured Notes, 5.600% due 5/15/53	398,608
360,000	Millicom International Cellular SA, Senior Unsecured Notes, 6.250% due 3/25/29	349,650
192,000	Netflix Inc., Senior Unsecured Notes, 5.375% due 11/15/29(e)	194,969
200,000	Network i2i Ltd., Company Guaranteed Notes, 5.650% (5-Year CMT Index + 4.274%)(b)(i)	198,000
45,000	News Corp., Company Guaranteed Notes, 5.125% due 2/15/32(e)	41,922
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., Senior Secured Notes, 7.375% due 2/15/31(e)	57,402
	Paramount Global, Senior Unsecured Notes:
48,000	4.950% due 1/15/31	42,149
360,000	4.375% due 3/15/43	240,915
100,000	5.850% due 9/1/43	80,882
20,000	Radiate Holdco LLC/Radiate Finance Inc., Senior Secured Notes, 4.500% due 9/15/26(e)	15,749
	Rogers Communications Inc., Company Guaranteed Notes:
380,000	5.000% due 2/15/29	376,616
465,000	5.300% due 2/15/34	456,389
125,000	Sirius XM Radio Inc., Company Guaranteed Notes, 5.500% due 7/1/29(e)	118,207
2,460,750	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes, 5.152% due 3/20/28(e)	2,453,284
20,000	Telesat Canada/Telesat LLC, Company Guaranteed Notes, 6.500% due 10/15/27(e)	8,800
	T-Mobile USA Inc., Company Guaranteed Notes:
670,000	3.875% due 4/15/30	621,905
2,001,000	2.875% due 2/15/31	1,721,034
210,000	5.050% due 7/15/33	205,392
325,000	5.750% due 1/15/34	334,528
600,000	5.500% due 1/15/55	584,365
95,000	Townsquare Media Inc., Senior Secured Notes, 6.875% due 2/1/26(e)	91,647
	Univision Communications Inc., Senior Secured Notes:
75,000	4.500% due 5/1/29(e)	65,770
35,000	7.375% due 6/30/30(e)	33,805
	Verizon Communications Inc., Senior Unsecured Notes:
8,526,000	1.750% due 1/20/31	6,837,891
695,000	2.355% due 3/15/32	563,498
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$395,000	5.500% due 2/23/54	$390,240
	Total Communications	39,496,769
Consumer Cyclical – 1.3%
140,000	Academy Ltd., Senior Secured Notes, 6.000% due 11/15/27(e)	138,587
65,000	Acushnet Co., Company Guaranteed Notes, 7.375% due 10/15/28(e)	67,031
3,700,000	Advance Auto Parts Inc., Company Guaranteed Notes, 3.900% due 4/15/30	3,304,452
30,000	AMC Entertainment Holdings Inc., Senior Secured Notes, 7.500% due 2/15/29(e)	20,734
	American Airlines Inc., Senior Secured Notes:
140,000	7.250% due 2/15/28(e)	141,165
130,000	8.500% due 5/15/29(e)	136,664
60,000	American Axle & Manufacturing Inc., Company Guaranteed Notes, 5.000% due 10/1/29	52,025
145,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Unsecured Notes, 4.625% due 4/1/30(e)	130,349
475,000	AutoZone Inc., Senior Unsecured Notes, 6.550% due 11/1/33	513,140
120,000	BCPE Empire Holdings Inc., Senior Unsecured Notes, 7.625% due 5/1/27(e)	114,997
115,000	Beacon Roofing Supply Inc., Senior Secured Notes, 6.500% due 8/1/30(e)	115,623
60,000	Caesars Entertainment Inc., Senior Secured Notes, 6.500% due 2/15/32(e)	60,449
	Carnival Corp.:
80,000	Company Guaranteed Notes, 5.750% due 3/1/27(e)	78,998
95,000	Senior Secured Notes, 7.000% due 8/15/29(e)	98,543
70,000	Cedar Fair LP, Company Guaranteed Notes, 5.250% due 7/15/29	66,121
140,000	Clarios Global LP/Clarios US Finance Co., Senior Secured Notes, 6.750% due 5/15/28(e)	141,695
95,000	Cummins Inc., Senior Unsecured Notes, 5.450% due 2/20/54	95,521
	Dana Inc., Senior Unsecured Notes:
45,000	5.375% due 11/15/27	43,438
20,000	4.250% due 9/1/30	17,248
60,000	Dealer Tire LLC/DT Issuer LLC, Senior Unsecured Notes, 8.000% due 2/1/28(e)	59,707
	Dollar General Corp., Senior Unsecured Notes:
197,000	4.250% due 9/20/24	195,334
432,000	3.500% due 4/3/30	390,883
358,000	Dollar Tree Inc., Senior Unsecured Notes, 4.000% due 5/15/25	351,592
115,000	Dornoch Debt Merger Sub Inc., Senior Unsecured Notes, 6.625% due 10/15/29(e)	103,225
75,000	Everi Holdings Inc., Company Guaranteed Notes, 5.000% due 7/15/29(e)	74,344
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$70,000	Ferrellgas LP/Ferrellgas Finance Corp., Senior Unsecured Notes, 5.375% due 4/1/26(e)	$69,302
95,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Company Guaranteed Notes, 6.750% due 1/15/30(e)	83,909
238,000	Ford Motor Co., Senior Unsecured Notes, 3.250% due 2/12/32	195,174
50,000	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(e)	46,886
90,000	Gap Inc., Company Guaranteed Notes, 3.875% due 10/1/31(e)	72,598
	General Motors Financial Co., Inc., Senior Unsecured Notes:
222,000	2.400% due 10/15/28	195,183
85,000	3.100% due 1/12/32	71,005
55,000	Goodyear Tire & Rubber Co., Company Guaranteed Notes, 5.250% due 7/15/31	49,636
392,000	Hyundai Capital America, Senior Unsecured Notes, 5.300% due 1/8/29(e)	391,076
80,000	Installed Building Products Inc., Company Guaranteed Notes, 5.750% due 2/1/28(e)	78,619
65,000	Light & Wonder International Inc., Company Guaranteed Notes, 7.250% due 11/15/29(e)	66,516
40,000	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 5.500% due 4/15/29(e)	30,235
70,000	Live Nation Entertainment Inc., Senior Secured Notes, 6.500% due 5/15/27(e)	70,602
455,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 4.400% due 9/8/25	449,405
100,000	LSF9 Atlantis Holdings LLC/Victra Finance Corp., Senior Secured Notes, 7.750% due 2/15/26(e)	99,062
130,000	M/I Homes Inc., Company Guaranteed Notes, 4.950% due 2/1/28	123,755
65,000	Macy’s Retail Holdings LLC, Company Guaranteed Notes, 5.875% due 4/1/29(e)	62,600
458,000	Marriott International Inc., Senior Unsecured Notes, 2.850% due 4/15/31	391,024
120,000	Mattamy Group Corp., Senior Unsecured Notes, 4.625% due 3/1/30(e)	107,686
190,000	McDonald’s Corp., Senior Unsecured Notes, 5.450% due 8/14/53	189,362
200,000	Merlin Entertainments Group US Holdings Inc., Senior Secured Notes, 7.375% due 2/15/31(e)	200,103
	Michaels Cos., Inc.:
80,000	Senior Secured Notes, 5.250% due 5/1/28(e)	62,112
70,000	Senior Unsecured Notes, 7.875% due 5/1/29(e)	45,199
100,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., Senior Secured Notes, 4.875% due 5/1/29(e)	91,700
120,000	Murphy Oil USA Inc., Company Guaranteed Notes, 4.750% due 9/15/29	111,886
	NCL Corp., Ltd.:
85,000	Company Guaranteed Notes, 5.875% due 3/15/26(e)	83,024
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$85,000	Senior Secured Notes, 8.375% due 2/1/28(e)	$89,230
130,000	Ontario Gaming GTA LP, Senior Secured Notes, 8.000% due 8/1/30(e)	132,588
	O’Reilly Automotive Inc., Senior Unsecured Notes:
96,000	5.750% due 11/20/26	97,358
470,000	4.700% due 6/15/32	454,741
55,000	Penn Entertainment Inc., Senior Unsecured Notes, 4.125% due 7/1/29(e)	46,200
30,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., Company Guaranteed Notes, 5.625% due 9/1/29(e)	21,604
	Royal Caribbean Cruises Ltd., Senior Unsecured Notes:
135,000	5.500% due 8/31/26(e)	133,455
60,000	6.250% due 3/15/32(e)(j)	60,160
145,000	Scientific Games Holdings LP/Scientific Games US FinCo Inc., Senior Unsecured Notes, 6.625% due 3/1/30(e)	135,937
120,000	Sonic Automotive Inc., Company Guaranteed Notes, 4.625% due 11/15/29(e)	105,893
1,709,000	Southwest Airlines Co., Senior Unsecured Notes, 5.125% due 6/15/27	1,702,097
70,000	SRS Distribution Inc., Senior Secured Notes, 4.625% due 7/1/28(e)	65,288
	Staples Inc.:
45,000	Senior Secured Notes, 7.500% due 4/15/26(e)	43,264
35,000	Senior Unsecured Notes, 10.750% due 4/15/27(e)	32,025
70,000	Station Casinos LLC, Company Guaranteed Notes, 4.625% due 12/1/31(e)	62,236
2,675,000	Steelcase Inc., Senior Unsecured Notes, 5.125% due 1/18/29	2,518,089
120,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.000% due 6/1/31(e)	107,801
120,000	Superior Plus LP/Superior General Partner Inc., Company Guaranteed Notes, 4.500% due 3/15/29(e)	108,600
50,000	SWF Escrow Issuer Corp., Senior Unsecured Notes, 6.500% due 10/1/29(e)	35,167
	Tapestry Inc., Senior Unsecured Notes:
165,000	7.050% due 11/27/25	168,080
50,000	7.700% due 11/27/30	53,017
531,523	United Airlines 2012-1 Class A Pass-Through Trust, Pass-Thru Certificates, 4.150% due 4/11/24	530,196
1,458,333	United Airlines 2016-2 Class B Pass-Through Trust, Pass-Thru Certificates, 3.650% due 10/7/25	1,396,204
165,000	United Airlines Inc., Senior Secured Notes, 4.625% due 4/15/29(e)	152,197
45,000	Victoria’s Secret & Co., Company Guaranteed Notes, 4.625% due 7/15/29(e)	37,958
	Viking Cruises Ltd.:
145,000	Company Guaranteed Notes, 5.875% due 9/15/27(e)	141,737
125,000	Senior Unsecured Notes, 9.125% due 7/15/31(e)	135,322
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$5,000,000	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 1.250% due 11/24/25(e)	$4,655,921
	Warnermedia Holdings Inc., Company Guaranteed Notes:
305,000	4.279% due 3/15/32	269,067
2,075,000	5.141% due 3/15/52	1,686,136
20,000	Wheel Pros Inc., Senior Unsecured Notes, 6.500% due 5/15/29(e)	6,000
120,000	Whirlpool Corp., Senior Unsecured Notes, 5.750% due 3/1/34	119,102
155,000	Wyndham Hotels & Resorts Inc., Company Guaranteed Notes, 4.375% due 8/15/28(e)	144,112
	Total Consumer Cyclical	25,396,306
Consumer Non-cyclical – 1.7%
	AbbVie Inc., Senior Unsecured Notes:
393,000	3.850% due 6/15/24	390,708
205,000	4.950% due 3/15/31	205,041
90,000	5.400% due 3/15/54	91,361
210,000	5.500% due 3/15/64	212,416
266,250	Adani International Container Terminal Pvt Ltd., Senior Secured Notes, 3.000% due 2/16/31(e)	228,136
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
200,000	4.000% due 7/30/27	182,768
200,000	4.375% due 7/3/29	178,139
60,000	AdaptHealth LLC, Company Guaranteed Notes, 5.125% due 3/1/30(e)	50,175
995,000	Alcon Finance Corp., Company Guaranteed Notes, 2.750% due 9/23/26(e)	934,006
105,000	Allied Universal Holdco LLC, Senior Secured Notes, 7.875% due 2/15/31(e)	104,273
	Allied Universal Holdco LLC/Allied Universal Finance Corp.:
48,000	Senior Secured Notes, 6.625% due 7/15/26(e)	47,855
90,000	Senior Unsecured Notes, 9.750% due 7/15/27(e)	89,687
	Amgen Inc., Senior Unsecured Notes:
135,000	5.250% due 3/2/30	136,003
2,765,000	5.250% due 3/2/33	2,757,418
395,000	5.750% due 3/2/63	395,037
	Archer-Daniels-Midland Co., Senior Unsecured Notes:
190,000	2.900% due 3/1/32	161,999
155,000	4.500% due 8/15/33	148,289
200,000	Ashtead Capital Inc., Company Guaranteed Notes, 5.800% due 4/15/34(e)	198,089
355,000	Bacardi Ltd./Bacardi-Martini BV, Senior Unsecured Notes, 5.400% due 6/15/33(e)	349,188
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	BAT Capital Corp., Company Guaranteed Notes:
$245,000	5.834% due 2/20/31	$244,153
260,000	4.540% due 8/15/47	195,006
170,000	Bausch + Lomb Corp., Senior Secured Notes, 8.375% due 10/1/28(e)	177,650
45,000	Bausch Health Americas Inc., Company Guaranteed Notes, 8.500% due 1/31/27(e)	25,606
	Bausch Health Cos., Inc.:
30,000	Company Guaranteed Notes, 5.250% due 1/30/30(e)	12,941
110,000	Senior Secured Notes, 4.875% due 6/1/28(e)	62,670
245,000	Bayer US Finance LLC, Company Guaranteed Notes, 6.375% due 11/21/30(e)	246,860
	Bristol-Myers Squibb Co., Senior Unsecured Notes:
295,000	5.200% due 2/22/34	297,397
85,000	5.500% due 2/22/44	86,022
550,000	5.550% due 2/22/54	556,520
	Cargill Inc., Senior Unsecured Notes:
660,000	2.125% due 11/10/31(e)	536,710
80,000	4.000% due 6/22/32(e)	73,839
320,000	4.750% due 4/24/33(e)	310,402
30,000	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 3.500% due 4/1/30(e)	28,895
450,000	Centene Corp., Senior Unsecured Notes, 3.000% due 10/15/30	384,466
	CHS/Community Health Systems Inc., Senior Secured Notes:
70,000	6.000% due 1/15/29(e)	60,200
85,000	4.750% due 2/15/31(e)	64,682
775,000	Cigna Group, Senior Unsecured Notes, 5.000% due 5/15/29	769,746
325,000	CommonSpirit Health, Senior Secured Notes, 2.760% due 10/1/24	319,453
	Conagra Brands Inc., Senior Unsecured Notes:
600,000	5.300% due 10/1/26	600,142
845,000	4.850% due 11/1/28	830,090
95,000	Coty Inc., Senior Secured Notes, 5.000% due 4/15/26(e)	93,100
170,000	Coty Inc./HFC Prestige Products Inc./HFC Prestige International US LLC, Senior Secured Notes, 6.625% due 7/15/30(e)	172,762
	CSL Finance PLC, Company Guaranteed Notes:
210,000	4.050% due 4/27/29(e)	200,429
185,000	4.250% due 4/27/32(e)	174,693
	CVS Health Corp., Senior Unsecured Notes:
210,000	5.300% due 6/1/33	208,486
947,000	4.780% due 3/25/38	860,549
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$145,000	4.125% due 4/1/40	$119,286
450,000	2.700% due 8/21/40	307,685
295,000	5.875% due 6/1/53	294,032
420,000	Elevance Health Inc., Senior Unsecured Notes, 5.125% due 2/15/53	396,827
20,000	Encompass Health Corp., Company Guaranteed Notes, 4.750% due 2/1/30	18,554
105,000	ERAC USA Finance LLC, Company Guaranteed Notes, 5.000% due 2/15/29(e)	104,341
171,860	Fideicomiso PA Pacifico Tres, Senior Secured Notes, 8.250% due 1/15/35	160,045
150,000	Fortrea Holdings Inc., Senior Secured Notes, 7.500% due 7/1/30(e)	153,375
400,000	Frigorifico Concepcion SA, Senior Secured Notes, 7.700% due 7/21/28	347,000
	Garda World Security Corp.:
115,000	Senior Secured Notes, 4.625% due 2/15/27(e)	109,843
85,000	Senior Unsecured Notes, 6.000% due 6/1/29(e)	74,390
150,000	General Mills Inc., Senior Unsecured Notes, 4.950% due 3/29/33	147,258
	Gilead Sciences Inc., Senior Unsecured Notes:
555,000	1.650% due 10/1/30	453,162
490,000	5.250% due 10/15/33	495,710
240,000	Grifols SA, Senior Unsecured Notes, 4.750% due 10/15/28(e)	199,872
305,000	Haleon US Capital LLC, Company Guaranteed Notes, 3.375% due 3/24/27	289,705
	HCA Inc., Company Guaranteed Notes:
65,000	5.450% due 4/1/31	64,693
450,000	5.600% due 4/1/34	448,021
210,000	5.125% due 6/15/39	195,150
215,000	5.250% due 6/15/49	193,597
80,000	H-Food Holdings LLC/Hearthside Finance Co., Inc., Senior Unsecured Notes, 8.500% due 6/1/26(e)	3,200
	Humana Inc., Senior Unsecured Notes:
95,000	5.750% due 12/1/28	97,023
180,000	5.875% due 3/1/33	185,023
140,000	IQVIA Inc., Senior Secured Notes, 6.250% due 2/1/29	144,042
	Kaiser Foundation Hospitals, Unsecured Notes:
90,000	2.810% due 6/1/41	65,736
330,000	3.002% due 6/1/51	226,200
4,167,000	Kraft Heinz Foods Co., Company Guaranteed Notes, 4.625% due 10/1/39	3,763,196
90,000	Kronos Acquisition Holdings Inc./KIK Custom Products Inc., Senior Secured Notes, 5.000% due 12/31/26(e)	86,512
115,000	Legacy LifePoint Health LLC, Senior Secured Notes, 4.375% due 2/15/27(e)	106,676
75,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer Inc., Senior Secured Notes, 5.000% due 2/1/26(e)	74,553
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$40,000	LifePoint Health Inc., Company Guaranteed Notes, 5.375% due 1/15/29(e)	$31,891
200,000	MARB BondCo PLC, Company Guaranteed Notes, 3.950% due 1/29/31	162,229
105,000	Mavis Tire Express Services Topco Corp., Senior Unsecured Notes, 6.500% due 5/15/29(e)	98,484
450,000	McKesson Corp., Senior Unsecured Notes, 5.100% due 7/15/33	448,547
130,000	Medline Borrower LP, Senior Unsecured Notes, 5.250% due 10/1/29(e)	120,248
145,000	Merck & Co., Inc., Senior Unsecured Notes, 4.500% due 5/17/33	141,008
200,000	Minerva Luxembourg SA, Company Guaranteed Notes, 4.375% due 3/18/31	165,461
145,000	ModivCare Escrow Issuer Inc., Senior Unsecured Notes, 5.000% due 10/1/29(e)	106,937
895,000	Mondelez International Inc., Senior Unsecured Notes, 1.500% due 2/4/31	712,156
140,000	Owens & Minor Inc., Company Guaranteed Notes, 6.625% due 4/1/30(e)	135,280
20,000	PECF USS Intermediate Holding III Corp., Senior Unsecured Notes, 8.000% due 11/15/29(e)	8,729
80,000	Performance Food Group Inc., Company Guaranteed Notes, 4.250% due 8/1/29(e)	72,604
200,000	Pfizer Investment Enterprises Pte Ltd., Company Guaranteed Notes, 5.300% due 5/19/53	195,639
	Philip Morris International Inc., Senior Unsecured Notes:
150,000	5.125% due 11/17/27	150,254
195,000	4.875% due 2/15/28	193,926
755,000	5.125% due 2/15/30	751,346
270,000	5.125% due 2/13/31	265,924
455,000	5.375% due 2/15/33	452,821
435,000	5.625% due 9/7/33	439,645
199,000	5.250% due 2/13/34	194,423
45,000	Post Holdings Inc., Company Guaranteed Notes, 5.500% due 12/15/29(e)	43,057
60,000	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 6.250% due 1/15/28(e)	59,201
70,000	Primo Water Holdings Inc., Company Guaranteed Notes, 4.375% due 4/30/29(e)	63,507
488,000	Quanta Services Inc., Senior Unsecured Notes, 2.350% due 1/15/32	390,864
	Radiology Partners Inc.:
26,291	Secured Notes, 9.781% due 2/15/30(d)(e)(k)	23,399
35,856	Senior Secured Notes, 8.500% due 1/31/29(d)(e)(k)	34,467
55,000	RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Company Guaranteed Notes, 9.750% due 12/1/26(e)	54,984
	Royalty Pharma PLC, Company Guaranteed Notes:
1,030,000	2.200% due 9/2/30	847,893
5,000	2.150% due 9/2/31	3,991
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$346,667	Rutas 2 & 7 Finance Ltd., Senior Secured Notes, zero coupon, due 9/30/36	$233,567
110,000	Select Medical Corp., Company Guaranteed Notes, 6.250% due 8/15/26(e)	109,723
409,000	Smithfield Foods Inc., Company Guaranteed Notes, 4.250% due 2/1/27(e)	391,346
500,000	Solventum Corp., Company Guaranteed Notes, 5.400% due 3/1/29(e)	499,224
130,000	Spectrum Brands Inc., Company Guaranteed Notes, 5.000% due 10/1/29(e)	126,100
55,000	Sutter Health, Unsecured Notes, 3.361% due 8/15/50	40,350
	Sysco Corp., Company Guaranteed Notes:
207,000	3.250% due 7/15/27	195,329
265,000	5.750% due 1/17/29	271,116
	Tenet Healthcare Corp.:
90,000	Company Guaranteed Notes, 6.125% due 10/1/28	88,987
100,000	Secured Notes, 6.250% due 2/1/27	99,763
120,000	Senior Secured Notes, 6.125% due 6/15/30	118,843
468,000	Triton Container International Ltd./TAL International Container Corp., Company Guaranteed Notes, 3.250% due 3/15/32	371,542
75,000	Triton Water Holdings Inc., Senior Unsecured Notes, 6.250% due 4/1/29(e)	65,474
	Tyson Foods Inc., Senior Unsecured Notes:
65,000	5.400% due 3/15/29(j)	64,993
225,000	5.700% due 3/15/34(j)	224,709
80,000	United Natural Foods Inc., Company Guaranteed Notes, 6.750% due 10/15/28(e)	66,618
	UnitedHealth Group Inc., Senior Unsecured Notes:
135,000	4.000% due 5/15/29	129,857
290,000	4.200% due 5/15/32	273,286
310,000	3.500% due 8/15/39	250,381
85,000	4.950% due 5/15/62	78,573
145,000	6.050% due 2/15/63	157,031
45,000	Upbound Group Inc., Company Guaranteed Notes, 6.375% due 2/15/29(e)	43,070
120,000	US Foods Inc., Company Guaranteed Notes, 7.250% due 1/15/32(e)	123,887
120,000	Viatris Inc., Company Guaranteed Notes, 1.650% due 6/22/25	113,888
70,000	VT Topco Inc., Senior Secured Notes, 8.500% due 8/15/30(e)	73,006
80,000	Wand NewCo 3 Inc., Senior Secured Notes, 7.625% due 1/30/32(e)	82,200
55,000	WASH Multifamily Acquisition Inc., Senior Secured Notes, 5.750% due 4/15/26(e)	53,350
	Total Consumer Non-cyclical	34,493,892
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – 2.3%
$250,000	Adaro Indonesia PT, Company Guaranteed Notes, 4.250% due 10/31/24	$245,014
65,000	Aethon United BR LP/Aethon United Finance Corp., Senior Unsecured Notes, 8.250% due 2/15/26(e)	65,269
	AI Candelaria Spain SA, Senior Secured Notes:
206,250	7.500% due 12/15/28	198,041
250,000	5.750% due 6/15/33(e)	198,250
	Aker BP ASA, Senior Unsecured Notes:
150,000	3.750% due 1/15/30(e)	135,941
300,000	4.000% due 1/15/31(e)	271,041
145,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.750% due 3/1/27(e)	141,873
70,000	Antero Resources Corp., Company Guaranteed Notes, 5.375% due 3/1/30(e)	66,710
500,000	BG Energy Capital PLC, Company Guaranteed Notes, 5.125% due 10/15/41(e)	465,527
55,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Unsecured Notes, 7.625% due 12/15/25(e)	55,482
	BP Capital Markets America Inc., Company Guaranteed Notes:
260,000	2.721% due 1/12/32	220,617
3,005,000	4.812% due 2/13/33	2,931,635
3,443,000	4.893% due 9/11/33	3,376,661
70,000	2.939% due 6/4/51	45,841
140,000	3.379% due 2/8/61	94,287
95,000	Callon Petroleum Co., Company Guaranteed Notes, 7.500% due 6/15/30(e)	100,081
200,000	Canacol Energy Ltd., Company Guaranteed Notes, 5.750% due 11/24/28	136,020
145,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.950% due 7/15/30	125,968
70,000	Cenovus Energy Inc., Senior Unsecured Notes, 2.650% due 1/15/32	57,227
407,000	Cheniere Energy Inc., Senior Unsecured Notes, 4.625% due 10/15/28	390,671
250,000	Cheniere Energy Partners LP, Company Guaranteed Notes, 4.500% due 10/1/29	234,166
55,000	Chesapeake Energy Corp., Company Guaranteed Notes, 5.875% due 2/1/29(e)	54,406
130,000	Chord Energy Corp., Company Guaranteed Notes, 6.375% due 6/1/26(e)	130,162
150,000	Civitas Resources Inc., Company Guaranteed Notes, 8.375% due 7/1/28(e)	156,964
125,000	CNX Midstream Partners LP, Company Guaranteed Notes, 4.750% due 4/15/30(e)	109,357
115,000	CNX Resources Corp., Company Guaranteed Notes, 6.000% due 1/15/29(e)	110,531
	Columbia Pipelines Holding Co. LLC, Senior Unsecured Notes:
215,000	6.042% due 8/15/28(e)	218,969
210,000	5.681% due 1/15/34(e)	205,956
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Columbia Pipelines Operating Co. LLC, Senior Unsecured Notes:
$565,000	5.927% due 8/15/30(e)	$575,511
355,000	6.036% due 11/15/33(e)	364,515
195,000	6.544% due 11/15/53(e)	207,728
	ConocoPhillips Co., Company Guaranteed Notes:
410,000	5.050% due 9/15/33	408,730
336,000	3.800% due 3/15/52	257,567
215,000	5.700% due 9/15/63	219,618
300,000	Cosan Overseas Ltd., Company Guaranteed Notes, 8.250%(i)	303,000
250,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, Senior Secured Notes, 5.500% due 6/15/31(e)	232,913
100,000	CSI Compressco LP/CSI Compressco Finance Inc., Senior Secured Notes, 7.500% due 4/1/25(e)	100,100
335,000	Diamondback Energy Inc., Company Guaranteed Notes, 6.250% due 3/15/33	352,191
550,000	Ecopetrol SA, Senior Unsecured Notes, 5.875% due 11/2/51	389,240
	Enbridge Inc., Company Guaranteed Notes:
250,000	6.000% due 11/15/28	258,903
935,000	5.700% due 3/8/33	945,549
170,000	2.500% due 8/1/33	134,368
	Energy Transfer LP:
	Senior Unsecured Notes:
198,000	4.750% due 1/15/26	195,710
1,115,000	6.400% due 12/1/30	1,169,998
165,000	5.550% due 5/15/34	163,251
3,354,000	4.900% due 3/15/35	3,127,338
1,683,000	5.950% due 10/1/43	1,636,556
225,000	Company Guaranteed Notes, 5.000% due 5/15/44	195,221
85,000	EQM Midstream Partners LP, Senior Unsecured Notes, 4.750% due 1/15/31(e)	79,043
340,000	Equinor ASA, Company Guaranteed Notes, 3.700% due 4/6/50	265,547
335,923	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 2.940% due 9/30/40(e)	267,467
200,000	Geopark Ltd., Company Guaranteed Notes, 5.500% due 1/17/27	181,244
200,000	Gran Tierra Energy International Holdings Ltd., Company Guaranteed Notes, 6.250% due 2/15/25	185,044
	Greensaif Pipelines Bidco SARL, Senior Secured Notes:
780,000	6.129% due 2/23/38(e)	792,186
200,000	6.510% due 2/23/42(e)	206,123
171,358	Guara Norte SARL, Senior Secured Notes, 5.198% due 6/15/34	154,436
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Gulfport Energy Corp., Company Guaranteed Notes:
$158	8.000% due 5/17/26	$161
56,206	8.000% due 5/17/26(e)	57,199
170,000	Halliburton Co., Senior Unsecured Notes, 4.850% due 11/15/35	163,494
	Hess Corp., Senior Unsecured Notes:
430,000	7.300% due 8/15/31	483,708
268,000	7.125% due 3/15/33	300,554
80,000	Hess Midstream Operations LP, Company Guaranteed Notes, 5.500% due 10/15/30(e)	76,880
	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes:
150,000	6.250% due 11/1/28(e)	148,902
30,000	8.375% due 11/1/33(e)	32,227
402,000	Kinder Morgan Inc., Company Guaranteed Notes, 5.200% due 6/1/33	391,380
125,000	Kodiak Gas Services LLC, Company Guaranteed Notes, 7.250% due 2/15/29(e)	127,259
	MPLX LP, Senior Unsecured Notes:
168,000	1.750% due 3/1/26	156,729
210,000	4.000% due 3/15/28	201,348
350,000	2.650% due 8/15/30	297,998
60,000	4.950% due 3/14/52	51,494
85,000	Nabors Industries Inc., Company Guaranteed Notes, 9.125% due 1/31/30(e)	87,125
45,000	Nabors Industries Ltd., Company Guaranteed Notes, 7.250% due 1/15/26(e)	44,325
95,000	NGL Energy Operating LLC/NGL Energy Finance Corp., Senior Secured Notes, 8.125% due 2/15/29(e)	95,896
45,000	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 4/15/26	45,043
135,000	NuStar Logistics LP, Company Guaranteed Notes, 6.000% due 6/1/26	133,454
	Occidental Petroleum Corp., Senior Unsecured Notes:
4,720,000	7.150% due 5/15/28	4,930,128
551,000	6.625% due 9/1/30	579,872
128,000	6.125% due 1/1/31	131,295
	ONEOK Inc., Company Guaranteed Notes:
270,000	4.350% due 3/15/29	259,910
290,000	3.100% due 3/15/30	257,230
235,000	6.100% due 11/15/32	243,634
181,000	6.625% due 9/1/53	194,508
140,000	Ovintiv Inc., Company Guaranteed Notes, 7.375% due 11/1/31	152,574
70,000	Parkland Corp., Company Guaranteed Notes, 4.625% due 5/1/30(e)	63,942
60,000	PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes, 6.000% due 2/15/28	58,350
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$140,000	Permian Resources Operating LLC, Company Guaranteed Notes, 7.000% due 1/15/32(e)	$143,749
	Petroleos del Peru SA, Senior Unsecured Notes:
200,000	4.750% due 6/19/32	156,437
200,000	5.625% due 6/19/47	136,130
250,000	Petroleos Mexicanos, Company Guaranteed Notes, 6.750% due 9/21/47	158,883
	Phillips 66 Co., Company Guaranteed Notes:
600,000	5.300% due 6/30/33	595,027
455,000	5.650% due 6/15/54	450,467
105,000	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes, 3.550% due 12/15/29@	95,264
256,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.000% due 3/15/27	254,094
	Shell International Finance BV, Company Guaranteed Notes:
450,000	3.250% due 4/6/50	320,188
365,000	3.000% due 11/26/51	245,347
65,000	Sitio Royalties Operating Partnership LP/Sitio Finance Corp., Senior Unsecured Notes, 7.875% due 11/1/28(e)	66,437
65,000	Southwestern Energy Co., Company Guaranteed Notes, 4.750% due 2/1/32	59,042
105,000	SunCoke Energy Inc., Senior Secured Notes, 4.875% due 6/30/29(e)	94,238
	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes:
55,000	6.000% due 4/15/27	54,797
55,000	4.500% due 5/15/29	50,806
65,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Unsecured Notes, 7.375% due 2/15/29(e)	64,854
	Targa Resources Corp., Company Guaranteed Notes:
170,000	6.150% due 3/1/29	175,217
130,000	6.125% due 3/15/33	133,842
755,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes, 4.000% due 1/15/32	673,728
6,275,000	Tennessee Gas Pipeline Co. LLC, Company Guaranteed Notes, 2.900% due 3/1/30(e)	5,451,676
155,000	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 3.250% due 5/15/30@	139,422
60,000	Transocean Inc., Company Guaranteed Notes, 8.000% due 2/1/27(e)	58,571
77,625	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(e)	77,361
308,149	UEP Penonome II SA, Senior Secured Notes, 6.500% due 10/1/38(e)	236,632
	Venture Global LNG Inc., Senior Secured Notes:
95,000	8.125% due 6/1/28(e)	96,511
65,000	8.375% due 6/1/31(e)	65,745
65,000	9.875% due 2/1/32(e)	68,437
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Weatherford International Ltd.:
$110,000	Company Guaranteed Notes, 8.625% due 4/30/30(e)	$114,043
46,000	Senior Secured Notes, 6.500% due 9/15/28(e)	46,914
	Williams Cos., Inc., Senior Unsecured Notes:
310,000	4.900% due 3/15/29	305,847
475,000	2.600% due 3/15/31	400,534
65,000	4.650% due 8/15/32	61,837
325,000	5.650% due 3/15/33	330,478
200,000	5.150% due 3/15/34	195,273
	Total Energy	45,256,211
Financial – 8.6%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
1,097,000	1.650% due 10/29/24	1,067,342
2,794,000	6.450% due 4/15/27(e)	2,859,827
319,000	Air Lease Corp., Senior Unsecured Notes, 3.250% due 3/1/25	311,436
303,000	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 5.250% due 5/15/36	290,866
100,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Unsecured Notes, 6.750% due 10/15/27(e)	97,152
	American Express Co., Senior Unsecured Notes:
378,000	3.950% due 8/1/25	371,367
285,000	6.338% (SOFRRATE + 1.330%) due 10/30/26(b)	289,337
325,000	American Homes 4 Rent LP, Senior Unsecured Notes, 5.500% due 2/1/34	318,723
	American Tower Corp., Senior Unsecured Notes:
320,000	3.650% due 3/15/27	305,837
249,000	3.600% due 1/15/28	234,694
1,680,000	3.950% due 3/15/29	1,576,752
315,000	3.800% due 8/15/29	291,508
2,618,000	2.100% due 6/15/30	2,154,313
100,000	AmWINS Group Inc., Senior Unsecured Notes, 4.875% due 6/30/29(e)	92,230
290,000	Aon Corp., Company Guaranteed Notes, 2.800% due 5/15/30	252,117
145,000	Aon Corp./Aon Global Holdings PLC, Company Guaranteed Notes, 5.350% due 2/28/33	144,620
605,000	Aon North America Inc., Company Guaranteed Notes, 5.450% due 3/1/34(j)	605,383
203,000	Ares Capital Corp., Senior Unsecured Notes, 3.250% due 7/15/25	194,985
85,000	AssuredPartners Inc., Senior Unsecured Notes, 5.625% due 1/15/29(e)	78,185
800,000	Athene Global Funding, Secured Notes, 2.646% due 10/4/31(e)	644,868
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Athene Holding Ltd., Senior Unsecured Notes:
$370,000	5.875% due 1/15/34	$367,053
530,000	3.950% due 5/25/51	386,657
396,000	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 5.750% due 3/1/29(e)	390,287
200,000	Banco Davivienda SA, Junior Subordinated Notes, 6.650% (5-Year CMT Index + 5.097%)(b)(e)(i)	130,250
150,000	Banco de Credito del Peru SA, Subordinated Notes, 3.250% (5-Year CMT Index + 2.450%) due 9/30/31(b)	138,326
400,000	Banco do Brasil SA, Junior Subordinated Notes, 6.250% (5-Year CMT Index + 4.398%)(b)(i)	400,860
200,000	Banco do Estado do Rio Grande do Sul SA, Subordinated Notes, 5.375% (5-Year CMT Index + 4.928%) due 1/28/31(b)(e)	191,800
150,000	Banco Industrial SA, Subordinated Notes, 4.875% (5-Year CMT Index + 4.442%) due 1/29/31(b)(g)	143,930
300,000	Banco Internacional del Peru SAA Interbank, Subordinated Notes, 4.000% (5-Year CMT Index + 3.711%) due 7/8/30(b)	287,416
400,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 7.625% (5-Year CMT Index + 5.353%)(b)(i)	391,000
400,000	Bancolombia SA, Subordinated Notes, 4.625% (5-Year CMT Index + 2.944%) due 12/18/29(b)	374,954
	Bank of America Corp.:
	Senior Unsecured Notes:
78,000	3.841% (SOFRRATE + 1.110%) due 4/25/25(b)	77,762
118,000	4.827% (SOFRRATE + 1.750%) due 7/22/26(b)	117,008
290,000	5.933% (SOFRRATE + 1.340%) due 9/15/27(b)	293,880
710,000	5.202% (SOFRRATE + 1.630%) due 4/25/29(b)	706,154
725,000	3.974% (3-Month TSFR + 1.472%) due 2/7/30(b)	681,490
1,025,000	2.592% (SOFRRATE + 2.150%) due 4/29/31(b)	876,055
375,000	1.898% (SOFRRATE + 1.530%) due 7/23/31(b)	304,354
7,245,000	1.922% (SOFRRATE + 1.370%) due 10/24/31(b)	5,846,192
4,120,000	2.687% (SOFRRATE + 1.320%) due 4/22/32(b)	3,450,200
240,000	2.572% (SOFRRATE + 1.210%) due 10/20/32(b)	196,704
750,000	2.972% (SOFRRATE + 1.330%) due 2/4/33(b)	629,930
405,000	5.468% (SOFRRATE + 1.650%) due 1/23/35(b)	403,828
739,000	Subordinated Notes, 2.482% (5-Year CMT Index + 1.200%) due 9/21/36(b)	582,597
480,000	Bank of Montreal, Subordinated Notes, 3.088% (5-Year CMT Index + 1.400%) due 1/10/37(b)	388,573
820,000	Bank of New York Mellon Corp., Senior Unsecured Notes, 6.317% (SOFRRATE + 1.598%) due 10/25/29(b)	859,754
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Barclays PLC, Senior Unsecured Notes:
$5,000,000	4.375% due 1/12/26	$4,898,214
300,000	7.385% (1-Year CMT Index + 3.300%) due 11/2/28(b)	317,151
215,000	6.490% (SOFRRATE + 2.220%) due 9/13/29(b)	221,619
400,000	BBVA Bancomer SA, Subordinated Notes, 5.875% (5-Year CMT Index + 4.308%) due 9/13/34(b)	369,790
604,000	Blackstone Holdings Finance Co. LLC, Company Guaranteed Notes, 2.000% due 1/30/32(e)	468,604
	BNP Paribas SA:
245,000	Senior Preferred Notes, 5.335% (1-Year CMT Index + 1.500%) due 6/12/29(b)(e)	244,887
680,000	Senior Unsecured Notes, 5.894% (SOFRRATE + 1.866%) due 12/5/34(b)(e)	694,994
	Boston Properties LP, Senior Unsecured Notes:
3,000,000	3.400% due 6/21/29	2,647,551
2,975,000	3.250% due 1/30/31	2,506,715
	BPCE SA, Senior Non-Preferred Notes:
520,000	2.045% (SOFRRATE + 1.087%) due 10/19/27(b)(e)	471,919
865,000	6.714% (SOFRRATE + 2.270%) due 10/19/29(b)(e)	897,995
350,000	5.716% (1-Year CMT Index + 1.959%) due 1/18/30(b)(e)	348,514
910,000	7.003% (SOFRRATE + 2.590%) due 10/19/34(b)(e)	971,008
	Brighthouse Financial Global Funding, Senior Secured Notes:
138,000	1.000% due 4/12/24(e)	137,240
650,000	1.750% due 1/13/25(e)	626,747
334,000	Brown & Brown Inc., Senior Unsecured Notes, 2.375% due 3/15/31	273,449
	Capital One Financial Corp., Senior Unsecured Notes:
85,000	1.878% (SOFRRATE + 0.855%) due 11/2/27(b)	77,150
100,000	5.468% (SOFRRATE + 2.080%) due 2/1/29(b)	99,447
385,000	6.312% (SOFRRATE + 2.640%) due 6/8/29(b)	394,099
750,000	3.273% (SOFRRATE + 1.790%) due 3/1/30(b)	668,502
75,000	5.247% (SOFRRATE + 2.600%) due 7/26/30(b)	73,134
735,000	7.624% (SOFRRATE + 3.070%) due 10/30/31(b)	804,342
	Citigroup Inc., Senior Unsecured Notes:
823,000	3.668% (3-Month TSFR + 1.652%) due 7/24/28(b)	780,363
6,930,000	2.520% (SOFRRATE + 1.177%) due 11/3/32(b)	5,625,005
925,000	Citigroup, Inc., Senior Unsecured Notes, 5.174% (SOFRRATE + 1.364%) due 2/13/30(b)	915,552
448,000	Citizens Financial Group Inc., Senior Unsecured Notes, 5.841% (SOFRRATE + 2.010%) due 1/23/30(b)	442,636
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Corebridge Financial Inc., Senior Unsecured Notes:
$440,000	3.850% due 4/5/29	$408,034
110,000	6.050% due 9/15/33(e)	112,302
350,000	5.750% due 1/15/34	348,949
295,000	Credit Agricole SA, Senior Non-Preferred Notes, 6.316% (SOFRRATE + 1.860%) due 10/3/29(b)(e)	304,034
	Crown Castle Inc., Senior Unsecured Notes:
265,000	3.800% due 2/15/28	249,578
695,000	4.800% due 9/1/28	678,398
571,000	4.300% due 2/15/29	542,187
480,000	5.600% due 6/1/29	482,658
245,000	3.100% due 11/15/29	216,753
3,410,000	2.100% due 4/1/31	2,737,608
200,000	Danske Bank AS, Senior Non-Preferred Notes, 5.705% (1-Year CMT Index + 1.400%) due 3/1/30(b)(e)(j)	200,425
	Deutsche Bank AG:
	Senior Non-Preferred Notes:
285,000	6.720% (SOFRRATE + 3.180%) due 1/18/29(b)	292,805
150,000	6.819% (SOFRRATE + 2.510%) due 11/20/29(b)	155,121
200,000	Subordinated Notes, 3.742% (SOFRRATE + 2.257%) due 1/7/33(b)	160,733
135,000	Discover Financial Services, Senior Unsecured Notes, 7.964% (SOFRRATE + 3.370%) due 11/2/34(b)	151,210
	Equinix Inc., Senior Unsecured Notes:
215,000	3.900% due 4/15/32	195,064
375,000	2.950% due 9/15/51	238,197
1,110,000	Equitable Financial Life Global Funding, Secured Notes, 1.800% due 3/8/28(e)	972,812
80,000	Equitable Holdings Inc., Senior Unsecured Notes, 4.350% due 4/20/28	77,031
199,000	Extra Space Storage LP, Company Guaranteed Notes, 5.400% due 2/1/34	195,070
80,000	Fifth Third Bancorp, Senior Unsecured Notes, 5.631% (SOFRRATE + 1.840%) due 1/29/32(b)	79,284
6,134,000	Five Corners Funding Trust II, Senior Unsecured Notes, 2.850% due 5/15/30(e)	5,317,100
216,982	Global Aircraft Leasing Co., Ltd., Senior Unsecured Notes, 6.500% due 9/15/24(e)(k)	206,133
345,000	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.300% due 1/15/29	334,721
	Goldman Sachs Group Inc., Senior Unsecured Notes:
775,000	6.739% (3-Month TSFR + 1.432%) due 5/15/26(b)	780,757
125,000	4.482% (SOFRRATE + 1.725%) due 8/23/28(b)	121,878
300,000	1.992% (SOFRRATE + 1.090%) due 1/27/32(b)	240,551
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$1,255,000	2.615% (SOFRRATE + 1.281%) due 4/22/32(b)	$1,043,508
645,000	2.383% (SOFRRATE + 1.248%) due 7/21/32(b)	524,891
480,000	Guardian Life Global Funding, Secured Notes, 1.250% due 5/13/26(e)	439,778
65,000	Hightower Holding LLC, Company Guaranteed Notes, 6.750% due 4/15/29(e)	61,001
443,000	Host Hotels & Resorts LP, Senior Unsecured Notes, 3.500% due 9/15/30	390,645
	HSBC Holdings PLC:
	Senior Unsecured Notes:
440,000	5.887% (SOFRRATE + 1.570%) due 8/14/27(b)	442,919
310,000	5.210% (SOFRRATE + 2.610%) due 8/11/28(b)	306,994
210,000	6.161% (SOFRRATE + 1.970%) due 3/9/29(b)	214,560
350,000	4.583% (3-Month TSFR + 1.796%) due 6/19/29(b)	336,720
620,000	2.206% (SOFRRATE + 1.285%) due 8/17/29(b)	538,279
690,000	5.402% (SOFRRATE + 2.870%) due 8/11/33(b)	678,040
	Subordinated Notes:
395,000	6.547% (SOFRRATE + 2.980%) due 6/20/34(b)	404,284
580,000	7.399% (SOFRRATE + 3.020%) due 11/13/34(b)	621,830
65,000	HUB International Ltd., Senior Secured Notes, 7.250% due 6/15/30(e)	66,307
120,000	Huntington Bancshares Inc., Senior Unsecured Notes, 6.208% (SOFRRATE + 2.020%) due 8/21/29(b)	122,023
500,000	Huntington National Bank, Senior Unsecured Notes, 5.650% due 1/10/30	498,374
	Intesa Sanpaolo SpA, Senior Preferred Notes:
530,000	6.625% due 6/20/33(e)	535,814
440,000	7.800% due 11/28/53(e)	475,347
	Iron Mountain Inc., Company Guaranteed Notes:
155,000	7.000% due 2/15/29(e)	157,337
80,000	4.500% due 2/15/31(e)	70,795
200,000	Itau Unibanco Holding SA, Junior Subordinated Notes, 4.625% (5-Year CMT Index + 3.222%)(b)(i)	185,447
	JPMorgan Chase & Co., Senior Unsecured Notes:
310,000	3.960% (3-Month TSFR + 1.507%) due 1/29/27(b)	302,651
375,000	6.070% (SOFRRATE + 1.330%) due 10/22/27(b)	382,208
197,000	4.851% (SOFRRATE + 1.990%) due 7/25/28(b)	194,817
730,000	3.509% (3-Month TSFR + 1.207%) due 1/23/29(b)	687,576
605,000	5.299% (SOFRRATE + 1.450%) due 7/24/29(b)	606,543
746,000	2.580% (3-Month TSFR + 1.250%) due 4/22/32(b)	624,182
5,350,000	2.545% (SOFRRATE + 1.180%) due 11/8/32(b)	4,405,388
461,000	2.963% (SOFRRATE + 1.260%) due 1/25/33(b)	389,357
3,735,000	5.336% (SOFRRATE + 1.620%) due 1/23/35(b)	3,714,938
1,324,000	KeyBank NA, Senior Unsecured Notes, 5.000% due 1/26/33	1,208,650
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$90,000	LFS Topco LLC, Company Guaranteed Notes, 5.875% due 10/15/26(e)	$83,197
	M&T Bank Corp., Senior Unsecured Notes:
540,000	7.413% (SOFRRATE + 2.800%) due 10/30/29(b)	565,854
715,000	5.053% (SOFRRATE + 1.850%) due 1/27/34(b)	656,415
523,000	Macquarie Group Ltd., Senior Unsecured Notes, 2.871% (SOFRRATE + 1.532%) due 1/14/33(b)(e)	430,346
1,015,000	Manufacturers & Traders Trust Co., Senior Unsecured Notes, 4.700% due 1/27/28	976,476
235,000	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 4.750% due 3/15/39	222,480
444,000	Massachusetts Mutual Life Insurance Co., Subordinated Notes, 3.375% due 4/15/50(e)	304,608
	MetLife Inc., Senior Unsecured Notes:
330,000	5.375% due 7/15/33	331,359
405,000	5.250% due 1/15/54	391,285
1,070,000	Metropolitan Life Global Funding I, Secured Notes, 2.400% due 1/11/32(e)	871,111
	Morgan Stanley:
	Senior Unsecured Notes:
7,000,000	3.772% (3-Month TSFR + 1.402%) due 1/24/29(b)	6,618,567
155,000	5.164% (SOFRRATE + 1.590%) due 4/20/29(b)	154,114
180,000	5.449% (SOFRRATE + 1.630%) due 7/20/29(b)	180,685
465,000	6.407% (SOFRRATE + 1.830%) due 11/1/29(b)	485,390
3,135,000	2.699% (SOFRRATE + 1.143%) due 1/22/31(b)	2,715,686
485,000	1.928% (SOFRRATE + 1.020%) due 4/28/32(b)	384,514
185,000	2.511% (SOFRRATE + 1.200%) due 10/20/32(b)	151,484
993,000	Subordinated Notes, 2.484% (SOFRRATE + 1.360%) due 9/16/36(b)	778,319
145,000	Nationstar Mortgage Holdings Inc., Company Guaranteed Notes, 5.750% due 11/15/31(e)	132,850
100,000	Navient Corp., Senior Unsecured Notes, 5.000% due 3/15/27	94,798
	OneMain Finance Corp., Company Guaranteed Notes:
115,000	7.125% due 3/15/26	116,868
90,000	5.375% due 11/15/29	83,514
2,420,000	Ontario Teachers’ Cadillac Fairview Properties Trust, Senior Unsecured Notes, 2.500% due 10/15/31(e)	1,919,156
200,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 1.832% (5-Year CMT Index + 1.580%) due 9/10/30(b)	188,434
95,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, Senior Secured Notes, 4.875% due 5/15/29(e)	87,281
	PennyMac Financial Services Inc., Company Guaranteed Notes:
45,000	4.250% due 2/15/29(e)	40,571
80,000	7.875% due 12/15/29(e)	81,889
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	PNC Financial Services Group Inc., Senior Unsecured Notes:
$335,000	5.300% (SOFRRATE + 1.342%) due 1/21/28(b)	$334,582
245,000	5.676% (SOFRRATE + 1.902%) due 1/22/35(b)	245,706
425,000	Principal Financial Group Inc., Company Guaranteed Notes, 5.375% due 3/15/33	428,129
360,000	Principal Life Global Funding II, Senior Secured Notes, 5.100% due 1/25/29(e)	357,115
95,000	Prologis Targeted US Logistics Fund LP, Company Guaranteed Notes, 5.250% due 4/1/29(e)(g)	94,503
230,000	Protective Life Global Funding, Secured Notes, 5.467% due 12/8/28(e)	232,681
65,000	Realogy Group LLC/Realogy Co.-Issuer Corp., Company Guaranteed Notes, 5.250% due 4/15/30(e)	45,528
200,000	Realty Income Corp., Senior Unsecured Notes, 5.050% due 1/13/26	199,139
99,000	Royal Bank of Canada, Senior Unsecured Notes, 5.150% due 2/1/34	97,487
2,575,000	SBA Tower Trust, Asset Backed, 1.631% due 11/15/26(e)	2,312,217
1,905,000	Simon Property Group LP, Senior Unsecured Notes, 2.200% due 2/1/31	1,562,231
	Societe Generale SA:
605,000	Senior Unsecured Notes, 6.066% (1-Year CMT Index + 2.100%) due 1/19/35(b)(e)	596,126
1,335,000	Subordinated Notes, 6.221% (1-Year CMT Index + 3.200%) due 6/15/33(b)(e)	1,308,791
	Standard Chartered PLC, Senior Unsecured Notes:
565,000	7.767% (1-Year CMT Index + 3.450%) due 11/16/28(b)(e)	601,698
215,000	7.018% (1-Year CMT Index + 2.200%) due 2/8/30(b)(e)	226,033
239,000	Sun Communities Operating LP, Company Guaranteed Notes, 2.700% due 7/15/31	194,925
	Toronto-Dominion Bank, Senior Unsecured Notes:
395,000	4.693% due 9/15/27	390,519
2,638,000	3.200% due 3/10/32	2,300,432
3,050,000	4.456% due 6/8/32	2,908,168
3,295,000	Truist Financial Corp., Senior Unsecured Notes, 5.122% (SOFRRATE + 1.852%) due 1/26/34(b)	3,125,531
	UBS Group AG, Senior Unsecured Notes:
435,000	4.751% (1-Year CMT Index + 1.750%) due 5/12/28(b)(e)	424,268
260,000	6.442% (SOFRRATE + 3.700%) due 8/11/28(b)(e)	267,218
330,000	6.246% (1-Year CMT Index + 1.800%) due 9/22/29(b)(e)	338,965
225,000	5.428% (1-Year CMT Index + 1.520%) due 2/8/30(b)(e)	223,496
5,305,000	4.194% (SOFRRATE + 3.730%) due 4/1/31(b)(e)	4,879,013
200,000	2.095% (1-Year CMT Index + 1.000%) due 2/11/32(b)(e)	157,910
3,600,000	2.746% (1-Year CMT Index + 1.100%) due 2/11/33(b)(e)	2,899,797
1,420,000	6.537% (SOFRRATE + 3.920%) due 8/12/33(b)(e)	1,480,856
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$5,160,000	UDR Inc., Company Guaranteed Notes, 3.200% due 1/15/30	$4,615,282
423,000	Unifin Financiera SAB de CV, Junior Subordinated Notes, 8.875% (5-Year CMT Index + 6.308%)(d)(i)(l)	42
65,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, Senior Secured Notes, 10.500% due 2/15/28(e)	67,281
6,006,000	US Bancorp, Subordinated Notes, 2.491% (5-Year CMT Index + 0.950%) due 11/3/36(b)	4,641,115
5,650,000	Ventas Realty LP, Company Guaranteed Notes, 3.850% due 4/1/27	5,383,232
270,000	VICI Properties LP, Senior Unsecured Notes, 4.950% due 2/15/30	257,045
	Wells Fargo & Co., Senior Unsecured Notes:
385,000	3.000% due 4/22/26	367,293
395,000	3.908% (SOFRRATE + 1.320%) due 4/25/26(b)	387,306
1,130,000	3.526% (SOFRRATE + 1.510%) due 3/24/28(b)	1,071,378
412,000	3.584% (3-Month TSFR + 1.572%) due 5/22/28(b)	390,560
610,000	4.808% (SOFRRATE + 1.980%) due 7/25/28(b)	599,064
395,000	5.574% (SOFRRATE + 1.740%) due 7/25/29(b)	397,587
395,000	2.879% (3-Month TSFR + 1.432%) due 10/30/30(b)	346,406
585,000	2.572% (3-Month TSFR + 1.262%) due 2/11/31(b)	498,757
955,000	3.350% (SOFRRATE + 1.500%) due 3/2/33(b)	819,692
490,000	4.897% (SOFRRATE + 2.100%) due 7/25/33(b)	468,513
5,870,000	5.389% (SOFRRATE + 2.020%) due 4/24/34(b)	5,773,376
280,000	6.491% (SOFRRATE + 2.060%) due 10/23/34(b)	297,783
295,000	5.499% (SOFRRATE + 1.780%) due 1/23/35(b)	293,052
230,000	5.013% (3-Month TSFR + 4.502%) due 4/4/51(b)	212,680
	Welltower OP LLC, Company Guaranteed Notes:
451,000	2.050% due 1/15/29	390,641
5,725,000	2.750% due 1/15/32	4,762,475
481,000	Westpac Banking Corp., Subordinated Notes, 3.020% (5-Year CMT Index + 1.530%) due 11/18/36(b)	391,298
650,000	Willis North America Inc., Company Guaranteed Notes, 2.950% due 9/15/29	578,282
	XHR LP, Senior Secured Notes:
100,000	6.375% due 8/15/25(e)	100,120
95,000	4.875% due 6/1/29(e)	87,733
	Total Financial	173,684,087
Industrial – 0.9%
70,000	AAR Escrow Issuer LLC, Senior Unsecured Notes, 6.750% due 3/15/29(e)(j)	70,662
170,000	Advanced Drainage Systems Inc., Company Guaranteed Notes, 6.375% due 6/15/30(e)	169,994
331,000	Arrow Electronics Inc., Senior Unsecured Notes, 3.875% due 1/12/28	312,694
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
$50,000	Artera Services LLC, Senior Secured Notes, 8.500% due 2/15/31(e)	$51,078
390,483	Bioceanico Sovereign Certificate Ltd., Senior Secured Notes, zero coupon, due 6/5/34	282,514
	Boeing Co., Senior Unsecured Notes:
305,000	5.040% due 5/1/27	302,125
223,000	2.950% due 2/1/30	195,448
160,000	5.150% due 5/1/30	157,323
450,000	5.805% due 5/1/50	433,746
225,000	5.930% due 5/1/60	215,412
110,000	Bombardier Inc., Senior Unsecured Notes, 8.750% due 11/15/30(e)	115,226
70,000	Brand Industrial Services Inc., Senior Secured Notes, 10.375% due 8/1/30(e)	74,440
100,000	Builders FirstSource Inc., Company Guaranteed Notes, 6.375% due 6/15/32(e)	99,984
	Carrier Global Corp., Senior Unsecured Notes:
45,000	5.900% due 3/15/34	46,681
45,000	6.200% due 3/15/54	49,117
200,000	Cemex SAB de CV, Subordinated Notes, 9.125% (5-Year CMT Index + 5.157%)(b)(e)(i)	213,294
45,000	Clean Harbors Inc., Company Guaranteed Notes, 5.125% due 7/15/29(e)	43,379
55,000	Clydesdale Acquisition Holdings Inc., Senior Secured Notes, 6.625% due 4/15/29(e)	54,682
60,000	Coherent Corp., Company Guaranteed Notes, 5.000% due 12/15/29(e)	55,950
75,000	Cornerstone Building Brands Inc., Company Guaranteed Notes, 6.125% due 1/15/29(e)	67,594
544,000	CSX Corp., Senior Unsecured Notes, 3.350% due 9/15/49	390,447
1,115,000	DAE Funding LLC, Company Guaranteed Notes, 1.550% due 8/1/24(e)	1,093,607
115,000	EMRLD Borrower LP/Emerald Co.-Issuer Inc., Senior Secured Notes, 6.625% due 12/15/30(e)	115,402
60,000	Energizer Holdings Inc., Company Guaranteed Notes, 6.500% due 12/31/27(e)	59,497
155,000	Fortress Transportation & Infrastructure Investors LLC, Company Guaranteed Notes, 7.875% due 12/1/30(e)	162,518
65,000	GFL Environmental Inc., Senior Secured Notes, 6.750% due 1/15/31(e)	66,486
50,000	GrafTech Finance Inc., Senior Secured Notes, 4.625% due 12/15/28(e)	32,866
115,000	Griffon Corp., Company Guaranteed Notes, 5.750% due 3/1/28	111,262
135,000	Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC, Senior Secured Notes, 9.000% due 2/15/29(e)	137,948
140,000	Ingersoll Rand Inc., Senior Unsecured Notes, 5.700% due 8/14/33	142,381
410,000	Jacobs Engineering Group Inc., Company Guaranteed Notes, 5.900% due 3/1/33	409,838
75,000	JELD-WEN Inc., Company Guaranteed Notes, 4.875% due 12/15/27(e)	71,344
87,351	Lima Metro Line 2 Finance Ltd., Senior Secured Notes, 5.875% due 7/5/34	85,828
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
$215,000	Lockheed Martin Corp., Senior Unsecured Notes, 5.200% due 2/15/64	$209,968
	Madison IAQ LLC:
70,000	Senior Secured Notes, 4.125% due 6/30/28(e)	63,767
95,000	Senior Unsecured Notes, 5.875% due 6/30/29(e)	84,820
161,272	MV24 Capital BV, Senior Secured Notes, 6.748% due 6/1/34	151,327
	Northrop Grumman Corp., Senior Unsecured Notes:
520,000	5.150% due 5/1/40	504,792
410,000	5.200% due 6/1/54	393,271
775,000	Otis Worldwide Corp., Senior Unsecured Notes, 2.565% due 2/15/30	675,866
100,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., Senior Secured Notes, 4.375% due 10/15/28(e)	92,681
	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
375,000	5.750% due 5/24/26(e)	376,946
203,000	4.200% due 4/1/27(e)	195,823
155,000	4.400% due 7/1/27(e)	150,403
170,000	6.050% due 8/1/28(e)	173,881
1,085,000	Regal Rexnord Corp., Company Guaranteed Notes, 6.050% due 4/15/28(e)	1,091,813
60,000	Roller Bearing Co. of America Inc., Senior Unsecured Notes, 4.375% due 10/15/29(e)	54,662
435,000	RTX Corp., Senior Unsecured Notes, 5.750% due 11/8/26	441,221
85,000	Sealed Air Corp./Sealed Air Corp. US, Company Guaranteed Notes, 7.250% due 2/15/31(e)	87,753
70,000	Seaspan Corp., Senior Unsecured Notes, 5.500% due 8/1/29(e)	59,677
80,000	Spirit AeroSystems Inc., Senior Secured Notes, 9.750% due 11/15/30(e)	85,709
180,000	Standard Industries Inc., Senior Unsecured Notes, 4.375% due 7/15/30(e)	160,485
105,000	Titan Acquisition Ltd./Titan Co.-Borrower LLC, Senior Unsecured Notes, 7.750% due 4/15/26(e)	105,018
	TransDigm Inc.:
140,000	Company Guaranteed Notes, 5.500% due 11/15/27	135,180
135,000	Senior Secured Notes, 6.875% due 12/15/30(e)	136,608
100,000	Trident TPI Holdings Inc., Company Guaranteed Notes, 12.750% due 12/31/28(e)	106,662
194,000	Veralto Corp., Company Guaranteed Notes, 5.350% due 9/18/28(e)	195,316
90,000	Westinghouse Air Brake Technologies Corp., Company Guaranteed Notes, 5.611% due 3/11/34(j)	90,374
	WRKCo Inc., Company Guaranteed Notes:
445,000	3.750% due 3/15/25	436,786
5,245,000	3.900% due 6/1/28	4,970,803
170,000	XPO Inc., Company Guaranteed Notes, 7.125% due 6/1/31(e)	173,620
	Total Industrial	17,295,999
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – 0.4%
$110,000	AthenaHealth Group Inc., Senior Unsecured Notes, 6.500% due 2/15/30(e)	$98,480
15,000	Boxer Parent Co., Inc., Senior Secured Notes, 7.125% due 10/2/25(e)	15,015
457,000	Broadcom Inc., Senior Unsecured Notes, 3.419% due 4/15/33(e)	390,320
40,000	Castle US Holding Corp., Senior Unsecured Notes, 9.500% due 2/15/28(e)	19,800
	CDW LLC/CDW Finance Corp., Company Guaranteed Notes:
210,000	2.670% due 12/1/26	194,500
180,000	3.569% due 12/1/31	156,224
105,000	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., Senior Secured Notes, 8.000% due 6/15/29(e)	107,619
55,000	Clarivate Science Holdings Corp., Company Guaranteed Notes, 4.875% due 7/1/29(e)	49,880
	Cloud Software Group Inc.:
30,000	Secured Notes, 9.000% due 9/30/29(e)	27,999
30,000	Senior Secured Notes, 6.500% due 3/31/29(e)	27,938
	Constellation Software Inc., Senior Unsecured Notes:
30,000	5.158% due 2/16/29(e)	29,846
230,000	5.461% due 2/16/34(e)	229,977
155,000	Dun & Bradstreet Corp., Company Guaranteed Notes, 5.000% due 12/15/29(e)	142,600
195,000	Fiserv Inc., Senior Unsecured Notes, 5.450% due 3/15/34(j)	194,754
155,000	Hewlett Packard Enterprise Co., Senior Unsecured Notes, 5.900% due 10/1/24	155,173
	Intel Corp., Senior Unsecured Notes:
295,000	5.150% due 2/21/34	291,982
160,000	3.250% due 11/15/49	110,866
145,000	4.750% due 3/25/50	129,233
55,000	5.600% due 2/21/54	54,968
200,000	5.050% due 8/5/62	184,328
194,000	Kyndryl Holdings Inc., Senior Unsecured Notes, 6.350% due 2/20/34	195,814
316,000	Marvell Technology Inc., Company Guaranteed Notes, 1.650% due 4/15/26	293,073
282,000	Microsoft Corp., Senior Unsecured Notes, 2.921% due 3/17/52	195,012
307,000	NetApp Inc., Senior Unsecured Notes, 1.875% due 6/22/25	293,101
370,000	NVIDIA Corp., Senior Unsecured Notes, 2.850% due 4/1/30	333,212
500,000	NXP BV/NXP Funding LLC, Company Guaranteed Notes, 4.875% due 3/1/24	500,000
	NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes:
303,000	3.875% due 6/18/26	293,382
250,000	4.300% due 6/18/29	238,766
	Oracle Corp., Senior Unsecured Notes:
70,000	6.150% due 11/9/29	73,183
165,000	2.950% due 4/1/30	146,329
45,000	6.250% due 11/9/32	47,535
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
$365,000	4.900% due 2/6/33	$352,935
325,000	3.800% due 11/15/37	267,641
1,604,000	3.600% due 4/1/50	1,129,280
	Qorvo Inc., Company Guaranteed Notes:
175,000	1.750% due 12/15/24	169,882
115,000	3.375% due 4/1/31(e)	96,886
394,000	Take-Two Interactive Software Inc., Senior Unsecured Notes, 4.950% due 3/28/28	390,853
60,000	UKG Inc., Senior Secured Notes, 6.875% due 2/1/31(e)	60,624
35,000	Virtusa Corp., Senior Unsecured Notes, 7.125% due 12/15/28(e)	31,041
418,000	Workday Inc., Senior Unsecured Notes, 3.700% due 4/1/29	390,859
	Total Technology	8,110,910
Utilities – 2.8%
400,000	Adani Electricity Mumbai Ltd., Senior Secured Notes, 3.867% due 7/22/31	331,716
430,000	AEP Texas Inc., Senior Unsecured Notes, 3.450% due 1/15/50	299,844
450,000	Alabama Power Co., Senior Unsecured Notes, 3.450% due 10/1/49	327,341
	Arizona Public Service Co., Senior Unsecured Notes:
385,000	6.350% due 12/15/32	407,095
155,000	5.550% due 8/1/33	155,510
	Berkshire Hathaway Energy Co., Senior Unsecured Notes:
610,000	6.125% due 4/1/36	644,092
1,100,000	5.950% due 5/15/37	1,139,671
50,000	4.600% due 5/1/53	42,690
155,000	Boston Gas Co., Senior Unsecured Notes, 3.757% due 3/16/32(e)	135,515
800,000	Brooklyn Union Gas Co., Senior Unsecured Notes, 4.866% due 8/5/32(e)	734,456
200,000	Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy, Senior Secured Notes, 7.875% due 2/15/39(e)	212,396
	Calpine Corp.:
95,000	Senior Secured Notes, 4.500% due 2/15/28(e)	89,485
75,000	Senior Unsecured Notes, 4.625% due 2/1/29(e)	69,021
200,000	Chile Electricity PEC SpA, Senior Secured Notes, zero coupon, due 1/25/28(e)	155,700
150,000	Clearway Energy Operating LLC, Company Guaranteed Notes, 4.750% due 3/15/28(e)	140,226
	Cleco Corporate Holdings LLC:
70,000	Senior Secured Notes, 4.973% due 5/1/46	57,606
180,000	Senior Unsecured Notes, 3.375% due 9/15/29	156,515
160,400	Cometa Energia SA de CV, Senior Secured Notes, 6.375% due 4/24/35	158,596
	Consolidated Edison Co. of New York Inc., Senior Unsecured Notes:
170,000	5.500% due 3/15/34	173,616
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$400,000	3.200% due 12/1/51	$271,647
1,550,000	Consumers 2023 Securitization Funding LLC, Senior Secured Notes, 5.550% due 3/1/28	1,546,004
	Dominion Energy Inc., Senior Unsecured Notes:
3,375,000	3.375% due 4/1/30	3,034,588
1,565,000	5.375% due 11/15/32	1,555,968
30,000	6.300% due 3/15/33	31,311
315,000	DTE Energy Co., Senior Unsecured Notes, 5.100% due 3/1/29	312,343
	Duke Energy Carolinas LLC, 1st Mortgage Notes:
1,225,000	5.300% due 2/15/40	1,201,737
175,000	3.550% due 3/15/52	125,964
	Duke Energy Corp., Senior Unsecured Notes:
4,000,000	0.900% due 9/15/25	3,741,901
623,000	2.650% due 9/1/26	586,090
775,000	4.850% due 1/5/29	761,830
165,000	2.450% due 6/1/30	141,090
1,455,000	2.550% due 6/15/31	1,213,069
450,000	4.500% due 8/15/32	422,446
65,000	5.000% due 8/15/52	57,909
275,000	Duke Energy Florida LLC, 1st Mortgage Notes, 5.875% due 11/15/33	287,881
430,000	Edison International, Senior Unsecured Notes, 5.250% due 11/15/28	427,549
143,400	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	127,984
104,860	Empresa Electrica Cochrane SpA, Senior Secured Notes, 5.500% due 5/14/27	101,321
200,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 4.375% due 2/15/31	164,588
	Entergy Louisiana LLC, 1st Mortgage Notes:
1,100,000	4.950% due 1/15/45	1,001,000
125,000	4.750% due 9/15/52	109,155
575,000	Essential Utilities Inc., Senior Unsecured Notes, 3.351% due 4/15/50	397,337
780,000	Evergy Inc., Senior Unsecured Notes, 2.900% due 9/15/29	691,052
	Eversource Energy, Senior Unsecured Notes:
310,000	5.950% due 2/1/29	317,463
960,000	5.125% due 5/15/33	927,287
463,000	5.500% due 1/1/34	458,263
190,000	Exelon Corp., Senior Unsecured Notes, 5.450% due 3/15/34	189,076
	Georgia Power Co., Senior Unsecured Notes:
185,000	4.700% due 5/15/32	178,795
290,000	4.950% due 5/17/33	283,933
245,000	5.250% due 3/15/34	243,893
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$380,000	ITC Holdings Corp., Senior Unsecured Notes, 2.950% due 5/14/30(e)	$331,658
161,000	JSW Hydro Energy Ltd., Senior Secured Notes, 4.125% due 5/18/31	141,683
275,000	KeySpan Gas East Corp., Senior Unsecured Notes, 5.994% due 3/6/33(e)	274,044
90,000	Leeward Renewable Energy Operations LLC, Company Guaranteed Notes, 4.250% due 7/1/29(e)	77,479
387,100	LLPL Capital Pte Ltd., Senior Secured Notes, 6.875% due 2/4/39(e)	374,035
400,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27(e)	373,725
126,424	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	123,597
500,000	Minejesa Capital BV, Senior Secured Notes, 5.625% due 8/10/37	436,250
230,573	Mong Duong Finance Holdings BV, Senior Secured Notes, 5.125% due 5/7/29	220,068
255,000	Monongahela Power Co., 1st Mortgage Notes, 5.850% due 2/15/34(e)	259,736
135,000	National Grid PLC, Senior Unsecured Notes, 5.602% due 6/12/28	136,680
	National Rural Utilities Cooperative Finance Corp.:
	Secured Notes:
510,000	4.150% due 12/15/32	469,918
140,000	5.800% due 1/15/33	144,796
385,000	Senior Unsecured Notes, 5.000% due 2/7/31	379,526
	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes:
180,000	4.255% due 9/1/24	178,616
455,000	4.625% due 7/15/27	447,699
1,455,000	2.250% due 6/1/30	1,223,571
	NiSource Inc., Senior Unsecured Notes:
1,044,000	3.600% due 5/1/30	955,351
50,000	5.400% due 6/30/33	50,000
80,000	NRG Energy Inc., Company Guaranteed Notes, 3.625% due 2/15/31(e)	67,267
410,000	Oglethorpe Power Corp., 1st Mortgage Notes, 5.050% due 10/1/48	361,924
200,000	Ohio Edison Co., Senior Unsecured Notes, 5.500% due 1/15/33(e)	197,289
480,000	Ohio Power Co., Senior Unsecured Notes, 5.000% due 6/1/33	471,245
380,000	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 5.650% due 11/15/33	392,552
200,000	Orazul Energy Peru SA, Company Guaranteed Notes, 5.625% due 4/28/27	187,250
	Pacific Gas & Electric Co.:
	1st Mortgage Notes:
1,232,000	5.450% due 6/15/27	1,230,047
235,000	6.100% due 1/15/29	240,561
665,000	4.550% due 7/1/30	624,125
1,758,000	2.500% due 2/1/31	1,440,635
470,000	6.150% due 1/15/33	480,782
735,000	6.400% due 6/15/33	764,187
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$180,000	6.750% due 1/15/53	$192,623
610,000	Senior Secured Notes, 3.250% due 6/1/31	523,376
	Pike Corp.:
125,000	Company Guaranteed Notes, 5.500% due 9/1/28(e)	118,571
65,000	Senior Unsecured Notes, 8.625% due 1/31/31(e)	68,643
150,000	PPL Capital Funding Inc., Company Guaranteed Notes, 4.125% due 4/15/30	139,748
260,000	Public Service Electric & Gas Co., 1st Mortgage Notes, 5.450% due 3/1/54(j)	260,167
285,000	Public Service Enterprise Group Inc., Senior Unsecured Notes, 6.125% due 10/15/33	297,021
	Puget Energy Inc., Senior Secured Notes:
535,000	3.650% due 5/15/25	521,185
230,000	4.100% due 6/15/30	208,224
625,000	Sempra, Senior Unsecured Notes, 3.400% due 2/1/28	587,745
276,322	Southaven Combined Cycle Generation LLC, Secured Notes, 3.846% due 8/15/33	259,804
	Southern California Edison Co., 1st Mortgage Notes:
385,000	5.150% due 6/1/29(j)	385,089
130,000	2.850% due 8/1/29	116,308
325,000	2.250% due 6/1/30	274,389
215,000	5.950% due 11/1/32	224,182
915,000	5.200% due 6/1/34	894,996
545,000	4.125% due 3/1/48	435,874
	Southern California Gas Co., 1st Mortgage Notes:
555,000	5.200% due 6/1/33	550,718
5,955,000	5.750% due 6/1/53	6,020,613
	Southern Co., Senior Unsecured Notes:
385,000	4.850% due 6/15/28	381,491
424,000	3.700% due 4/30/30	390,891
330,000	5.200% due 6/15/33	324,843
720,000	5.700% due 3/15/34	733,453
110,000	Southern Co. Gas Capital Corp., Company Guaranteed Notes, 5.750% due 9/15/33	112,705
438,000	Southwest Gas Corp., Senior Unsecured Notes, 2.200% due 6/15/30	365,778
470,000	Southwestern Electric Power Co., Senior Unsecured Notes, 5.300% due 4/1/33	463,685
180,934	Tierra Mojada Luxembourg II SARL, Senior Secured Notes, 5.750% due 12/1/40	161,588
	Virginia Electric & Power Co., Senior Unsecured Notes:
665,000	5.000% due 4/1/33	651,628
620,000	5.000% due 1/15/34	602,686
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$105,000	5.350% due 1/15/54	$101,054
70,000	Vistra Operations Co. LLC, Company Guaranteed Notes, 7.750% due 10/15/31(e)	72,408
230,000	Xcel Energy Inc., Senior Unsecured Notes, 4.600% due 6/1/32	214,463
	Total Utilities	56,053,810
	TOTAL CORPORATE BONDS & NOTES (Cost – $441,176,146)	409,654,927
ASSET-BACKED SECURITIES – 10.2%
1,000,000	37 Capital CLO I Ltd., Series 2021-1A, Class A, 6.776% (3-Month TSFR + 1.462%) due 10/15/34(b)(e)	1,001,658
	Affirm Asset Securitization Trust:
505,000	Series 2023-A, Class 1A, 6.610% due 1/18/28(e)	508,090
405,000	Series 2024-A, Class A, 5.610% due 2/15/29(e)	404,230
2,090,000	Aligned Data Centers Issuer LLC, Series 2023-1A, Class A2, 6.000% due 8/17/48(e)	2,054,747
500,000	ALM 2020 Ltd., Series 2020-1A, Class A2, 7.426% (3-Month TSFR + 2.112%) due 10/15/29(b)(e)	500,653
415,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class B, 6.090% due 11/12/27(e)	416,201
1,470,000	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class B, 4.810% due 4/18/28	1,454,728
4,000,000	AMSR Trust, Series 2020-SFR4, Class E2, 2.456% due 11/17/37(e)	3,725,388
1,000,000	Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class B, 7.081% (3-Month TSFR + 1.762%) due 1/28/31(b)(e)	999,977
500,000	Apidos CLO XII, Series 2013-12A, Class CR, 7.376% (3-Month TSFR + 2.062%) due 4/15/31(b)(e)	494,770
1,120,000	Ares XLIII CLO Ltd., Series 2017-43A, Class BR, 7.276% (3-Month TSFR + 1.962%) due 7/15/34(b)(e)	1,120,111
881,982	ARI Fleet Lease Trust, Series 2023-A, Class A2, 5.410% due 2/17/32(e)	879,861
1,328,008	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE2, Class A4, 5.665% (1-Month TSFR + 0.344%) due 5/25/37(b)	914,511
68,106	Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.210% due 7/15/30(e)	67,898
	Avis Budget Rental Car Funding AESOP LLC:
5,920,000	Series 2020-1A, Class A, 2.330% due 8/20/26(e)	5,689,008
470,000	Series 2023-7A, Class A, 5.900% due 8/21/28(e)	476,320
385,000	Series 2024-1A, Class A, 5.360% due 6/20/30(e)	385,282
1,045,000	Bain Capital Credit CLO Ltd., Series 2023-4A, Class B, 7.923% (3-Month TSFR + 2.500%) due 10/21/36(b)(e)	1,052,443
835,000	Barings CLO Ltd., Series 2024-1A, Class B, 7.369% (3-Month TSFR + 2.100%) due 1/20/37(b)(e)	835,883
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,000,000	Battalion CLO XI Ltd., Series 2017-11A, Class AR, 6.730% (3-Month TSFR + 1.412%) due 4/24/34(b)(e)	$996,150
76,507	BHG Securitization Trust, Series 2021-B, Class A, 0.900% due 10/17/34(e)	74,489
1,085,000	BlueMountain CLO XXIV Ltd., Series 2019-24A, Class AR, 6.679% (3-Month TSFR + 1.362%) due 4/20/34(b)(e)	1,080,497
	BSPRT Issuer Ltd.:
722,199	Series 2021-FL6, Class A, 6.532% (1-Month TSFR + 1.214%) due 3/15/36(b)(e)	713,935
370,000	Series 2021-FL7, Class B, 7.482% (1-Month TSFR + 2.164%) due 12/15/38(b)(e)	358,905
1,700,139	Carlyle Global Market Strategies CLO Ltd., Series 2014-3RA, Class A1A, 6.631% (3-Month TSFR + 1.312%) due 7/27/31(b)(e)	1,699,544
1,700,000	Carmax Auto Owner Trust, Series 2021-1, Class C, 0.940% due 12/15/26	1,613,207
985,225	Carrington Mortgage Loan Trust, Series 2006-NC4, Class A3, 5.595% (1-Month TSFR + 0.274%) due 10/25/36(b)	953,020
	CBAM Ltd.:
1,495,000	Series 2017-2A, Class BR, 7.428% (3-Month TSFR + 2.112%) due 7/17/34(b)(e)	1,493,196
750,000	Series 2019-10A, Class DR, 9.079% (3-Month TSFR + 3.762%) due 4/20/32(b)(e)	743,039
4,304,448	C-BASS Trust, Series 2006-CB9, Class A4, 5.895% (1-Month TSFR + 0.574%) due 11/25/36(b)	1,906,195
	CF Hippolyta Issuer LLC:
285,227	Series 2020-1, Class A1, 1.690% due 7/15/60(e)	265,246
122,518	Series 2021-1A, Class A1, 1.530% due 3/15/61(e)	109,964
108,381	Series 2021-1A, Class B1, 1.980% due 3/15/61(e)	95,125
183,701	Series 2022-1A, Class A1, 5.970% due 8/15/62(e)	179,049
710,638	Chesapeake Funding II LLC, Series 2023-1A, Class A1, 5.650% due 5/15/35(e)	710,730
1,600,000	Clover CLO LLC, Series 2021-1A, Class A, 6.679% (3-Month TSFR + 1.362%) due 4/22/34(b)(e)	1,603,200
230,000	CNH Equipment Trust, Series 2023-A, Class A4, 4.770% due 10/15/30	227,856
818,297	CPS Auto Receivables Trust, Series 2023-B, Class A, 5.910% due 8/16/27(e)	819,062
1,250,000	CQS US CLO Ltd., Series 2021-1A, Class A, 6.799% (3-Month TSFR + 1.482%) due 1/20/35(b)(e)	1,246,875
3,927,674	Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV4, 2.821% (1-Month TSFR + 0.594%) due 5/25/36(b)	2,517,702
	DB Master Finance LLC:
1,590,075	Series 2019-1A, Class A23, 4.352% due 5/20/49(e)	1,509,295
326,485	Series 2021-1A, Class A23, 2.791% due 11/20/51(e)	272,249
365,000	DLLAA LLC, Series 2023-1A, Class A3, 5.640% due 2/22/28(e)	368,916
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
	Domino’s Pizza Master Issuer LLC:
$848,663	Series 2015-1A, Class A2II, 4.474% due 10/25/45(e)	$830,842
974,400	Series 2019-1A, Class A2, 3.668% due 10/25/49(e)	888,304
1,248,690	Series 2021-1A, Class A2I, 2.662% due 4/25/51(e)	1,109,355
	DT Auto Owner Trust:
310,000	Series 2023-1A, Class B, 5.190% due 10/16/28(e)	307,903
375,000	Series 2023-2A, Class B, 5.410% due 2/15/29(e)	372,443
970,000	Elmwood CLO 19 Ltd., Series 2022-6A, Class BR, 7.717% (3-Month TSFR + 2.400%) due 10/17/36(b)(e)	980,921
655,000	Elmwood CLO 23 Ltd., Series 2023-2A, Class B, 7.564% (3-Month TSFR + 2.250%) due 4/16/36(b)(e)	658,845
	Enterprise Fleet Financing LLC:
480,000	Series 2023-1, Class A3, 5.420% due 10/22/29(e)	481,538
200,000	Series 2024-1, Class A3, 5.160% due 9/20/30(e)	199,271
	Exeter Automobile Receivables Trust:
528,738	Series 2021-1A, Class D, 1.080% due 11/16/26	513,854
900,000	Series 2021-1A, Class E, 2.210% due 2/15/28(e)	847,340
51,688	Series 2022-1A, Class B, 2.180% due 6/15/26	51,617
197,000	Series 2022-6A, Class B, 6.030% due 8/16/27	197,195
470,000	Series 2023-1A, Class B, 5.720% due 4/15/27	469,369
201,000	Series 2023-3A, Class B, 6.110% due 9/15/27	201,566
800,000	Fillmore Park CLO Ltd., Series 2018-1A, Class D, 8.476% (3-Month TSFR + 3.162%) due 7/15/30(b)(e)	794,902
5,158,027	First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A1, 5.715% (1-Month TSFR + 0.394%) due 3/25/37(b)	2,666,044
1,361,647	FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.250% due 7/17/39(e)	1,318,155
	Flagship Credit Auto Trust:
173,000	Series 2023-1, Class B, 5.050% due 1/18/28(e)	171,106
470,000	Series 2023-2, Class B, 5.210% due 5/15/28(e)	463,385
5,640,000	Ford Credit Auto Lease Trust, Series 2023-B, Class B, 6.200% due 2/15/27	5,717,578
	Ford Credit Auto Owner Trust:
6,750,000	Series 2020-1, Class C, 2.540% due 8/15/31(e)	6,520,121
3,650,000	Series 2020-2, Class C, 1.740% due 4/15/33(e)	3,406,947
3,350,000	Series 2023-B, Class B, 5.560% due 3/15/29	3,378,060
2,405,000	Series 2023-B, Class C, 5.710% due 12/15/30	2,408,205
2,000,000	Franklin Park Place CLO I LLC, Series 2022-1A, Class A, 6.714% (3-Month TSFR + 1.400%) due 4/14/35(b)(e)	2,001,146
497,309	FS RIALTO, Series 2021-FL2, Class A, 6.656% (1-Month TSFR + 1.334%) due 5/16/38(b)(e)	489,296
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
	GLS Auto Receivables Issuer Trust:
$448,392	Series 2021-2A, Class C, 1.080% due 6/15/26(e)	$443,457
100,000	Series 2022-3A, Class B, 4.920% due 1/15/27(e)	99,255
	GM Financial Consumer Automobile Receivables Trust:
2,750,000	Series 2021-1, Class C, 1.040% due 5/17/27	2,640,600
2,455,000	Series 2023-2, Class B, 4.820% due 10/16/28	2,419,147
1,500,000	Series 2023-2, Class C, 5.210% due 12/18/28	1,489,523
1,555,000	Series 2023-3, Class B, 5.720% due 1/16/29	1,568,735
2,290,000	Series 2023-3, Class C, 5.920% due 2/16/29	2,309,241
1,000,000	Goldentree Loan Management US CLO 15 Ltd., Series 2022-15A, Class DR, 9.718% (3-Month TSFR + 4.400%) due 10/20/36(b)(e)	1,006,412
1,357,279	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class C, 3.500% due 10/20/48(e)	999,494
785,000	Greystone CRE Notes Ltd., Series 2019-FL2, Class C, 7.432% (1-Month TSFR + 2.114%) due 9/15/37(b)(e)	768,462
1,000,000	Halsey Point CLO I Ltd., Series 2019-1A, Class B1, 7.779% (3-Month TSFR + 2.462%) due 1/20/33(b)(e)	1,002,505
1,235,000	Hertz Vehicle Financing III LLC, Series 2023-3A, Class A, 5.940% due 2/25/28(e)	1,247,635
	Home Partners of America Trust:
1,654,497	Series 2021-1, Class D, 2.477% due 9/17/41(e)	1,373,270
755,758	Series 2021-1, Class E, 2.577% due 9/17/41(e)	603,168
870,654	Series 2021-1, Class F, 3.325% due 9/17/41(e)	686,558
4,195,905	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425% due 11/15/39(e)	3,314,698
3,105,000	HPEFS Equipment Trust, Series 2024-1A, Class A3, 5.180% due 5/20/31(e)	3,093,855
1,950,000	John Deere Owner Trust, Series 2023-B, Class A4, 5.110% due 5/15/30	1,948,893
4,019,200	JP Morgan Mortgage Acquisition Corp., Series 2005-WMC1, Class M4, 6.335% (1-Month TSFR + 1.014%) due 9/25/35(b)	3,613,083
1,000,000	Katayma CLO I Ltd., Series 2023-1A, Class D, 10.568% (3-Month TSFR + 5.250%) due 10/20/36(b)(e)	1,006,316
3,350,000	Kubota Credit Owner Trust, Series 2024-1A, Class A3, 5.190% due 7/17/28(e)	3,345,116
1,000,000	LCM XV LP, Series 15A, Class DR, 9.279% (3-Month TSFR + 3.962%) due 7/20/30(b)(e)	987,854
719,116	Lendingpoint Asset Securitization Trust, Series 2021-A, Class C, 2.750% due 12/15/28(e)	713,073
1,000,000	Marble Point CLO XXI Ltd., Series 2021-3A, Class A1, 6.818% (3-Month TSFR + 1.502%) due 10/17/34(b)(e)	998,000
1,000,000	Marble Point CLO XXII Ltd., Series 2021-2A, Class A, 6.786% (3-Month TSFR + 1.462%) due 7/25/34(b)(e)	1,001,358
168,714	Marlette Funding Trust, Series 2019-4A, Class C, 3.760% due 12/17/29(e)	168,281
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,915,000	ME Funding LLC, Series 2019-1, Class A2, 6.448% due 7/30/49(e)	$1,905,322
7,732,310	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6, Class A1, 3.941% (1-Month TSFR + 0.394%) due 11/25/37(b)	3,691,669
1,000,000	MetroNet Infrastructure Issuer LLC, Series 2023-1A, Class A2, 6.560% due 4/20/53(e)	1,004,086
	MF1 Ltd.:
386,617	Series 2021-FL7, Class A, 6.514% (1-Month TSFR + 1.194%) due 10/16/36(b)(e)	383,354
845,000	Series 2022-FL8, Class AS, 7.066% (1-Month TSFR + 1.750%) due 2/19/37(b)(e)	837,589
629,541	MP CLO III Ltd., Series 2013-1A, Class AR, 6.829% (3-Month TSFR + 1.512%) due 10/20/30(b)(e)	630,762
	Navient Private Education Refi Loan Trust:
377,918	Series 2021-EA, Class A, 0.970% due 12/16/69(e)	324,239
581,310	Series 2021-FA, Class A, 1.110% due 2/18/70(e)	493,316
735,563	Series 2023-A, Class A, 5.510% due 10/15/71(e)	731,236
4,000,000	New Century Home Equity Loan Trust, Series 2005-B, Class M2, 6.170% (1-Month TSFR + 0.849%) due 10/25/35(b)	3,326,358
1,050,000	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910% due 10/20/61(e)	913,467
813,601	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 6.839% (3-Month TSFR + 1.532%) due 11/15/30(b)(e)	815,317
925,000	Octagon 61 Ltd., Series 2023-2A, Class B, 7.668% (3-Month TSFR + 2.350%) due 4/20/36(b)(e)	930,229
600,000	Octagon Investment Partners 44 Ltd., Series 2019-1A, Class DR, 8.826% (3-Month TSFR + 3.512%) due 10/15/34(b)(e)	577,994
962,500	Octagon Investment Partners XXI Ltd., Series 2014-1A, Class A2R3, 7.039% (3-Month TSFR + 1.662%) due 2/14/31(b)(e)	951,368
995,000	OneMain Direct Auto Receivables Trust, Series 2023-1A, Class A, 5.410% due 11/14/29(e)	994,930
	Pagaya AI Debt Selection Trust:
102,712	Series 2021-1, Class B, 2.130% due 11/15/27(e)	102,538
1,006,044	Series 2021-3, Class B, 1.740% due 5/15/29(e)	999,403
	Pagaya AI Debt Trust:
1,499,802	Series 2022-1, Class B, 3.344% due 10/15/29(e)	1,457,947
912,999	Series 2023-3, Class A, 7.600% due 12/16/30(e)	918,110
2,915,000	PFS Financing Corp., Series 2023-C, Class A, 5.520% due 10/15/28(e)	2,936,452
1,800,000	PMT Issuer Trust – FMSR, Series 2021-FT1, Class A, 8.436% (1-Month TSFR + 3.115%) due 3/25/26(b)(e)	1,800,772
745,000	Prestige Auto Receivables Trust, Series 2022-1A, Class B, 6.550% due 7/17/28(e)	748,388
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$462,019	PRET LLC, Series 2021-NPL3, Class A1, step bond to yield, 1.868% due 7/25/51(e)	$445,078
	Pretium Mortgage Credit Partners I LLC:
514,521	Series 2021-NPL2, Class A1, step bond to yield, 1.992% due 6/27/60(e)	497,821
940,084	Series 2021-NPL4, Class A1, step bond to yield, 2.363% due 10/27/60(e)	916,169
	Progress Residential Trust:
3,720,000	Series 2021-SFR11, Class B, 2.732% due 1/17/39(e)	3,250,797
330,515	Series 2022-SFR3, Class A, 3.200% due 4/17/39(e)	310,709
246,360	Series 2022-SFR5, Class A, 4.451% due 6/17/39(e)	240,208
1,063,454	Series 2022-SFR6, Class A, 4.451% due 7/20/39(e)	1,036,595
548,783	Series 2023-SFR1, Class A, 4.300% due 3/17/40(e)	530,308
1,625,581	Race Point IX CLO Ltd., Series 2015-9A, Class A1A2, 6.516% (3-Month TSFR + 1.202%) due 10/15/30(b)(e)	1,627,312
1,000,000	Regatta XI Funding Ltd., Series 2018-1A, Class B, 7.228% (3-Month TSFR + 1.912%) due 7/17/31(b)(e)	1,001,404
1,040,000	Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.000% due 9/15/48(e)	977,247
1,420,000	RR 23 Ltd., Series 2022-23A, Class A2R, 7.964% (3-Month TSFR + 2.650%) due 10/15/35(b)(e)	1,437,485
500,000	Sandstone Peak Ltd., Series 2021-1A, Class A1, 6.796% (3-Month TSFR + 1.482%) due 10/15/34(b)(e)	500,685
	Santander Drive Auto Receivables Trust:
365,000	Series 2023-1, Class B, 4.980% due 2/15/28	362,521
635,000	Series 2023-3, Class B, 5.610% due 7/17/28	636,617
520,000	SFS Auto Receivables Securitization Trust, Series 2023-1A, Class A4, 5.470% due 12/20/29(e)	525,413
500,000	Shackleton 2013-III CLO Ltd., Series 2013-3A, Class DR, 8.596% (3-Month TSFR + 3.282%) due 7/15/30(b)(e)	495,000
1,000,000	Sofi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.830% due 8/25/47(e)	911,700
1,710,000	Sound Point CLO XXIX Ltd., Series 2021-1A, Class A, 6.656% (3-Month TSFR + 1.332%) due 4/25/34(b)(e)	1,711,133
590,000	Stack Infrastructure Issuer LLC, Series 2023-2A, Class A2, 5.900% due 7/25/48(e)	578,090
3,500,000	STAR Trust, Series 2021-SFR1, Class G, 8.632% (1-Month TSFR + 3.314%) due 4/17/38(b)(e)	3,339,343
8,700,000	Structured Asset Investment Loan Trust, Series 2006-4, Class A5, 5.745% (1-Month TSFR + 0.424%) due 7/25/36(b)	2,855,734
788,909	Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.800% due 2/20/48(e)	687,581
1,765,736	Sunrun Demeter Issuer LLC, Series 2021-2A, Class A, 2.270% due 1/30/57(e)	1,491,152
5,430,000	Synchrony Card Funding LLC, Series 2023-A2, Class A, 5.740% due 10/15/29	5,514,677
933,375	Taco Bell Funding LLC, Series 2021-1A, Class A23, 2.542% due 8/25/51(e)	765,743
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$500,000	Tesla Auto Lease Trust, Series 2021-B, Class B, 0.910% due 9/22/25(e)	$493,247
735,000	Texas Natural Gas Securitization Finance Corp., Series , Class , 5.102% due 4/1/35	740,084
2,300,000	T-Mobile US Trust, Series 2024-1A, Class A, 5.050% due 9/20/29(e)	2,299,909
137,303	Tricolor Auto Securitization Trust, Series 2023-1A, Class A, 6.480% due 8/17/26(e)	137,317
379,649	Tricon Residential Trust, Series 2023-SFR1, Class A, 5.100% due 7/17/40(e)	376,279
372,632	TRTX Issuer Ltd., Series 2021-FL4, Class A, 6.636% (1-Month TSFR + 1.314%) due 3/15/38(b)(e)	366,166
	Upstart Pass-Through Trust:
241,119	Series 2021-ST3, Class A, 2.000% due 5/20/27(e)	234,323
322,295	Series 2021-ST4, Class A, 2.000% due 7/20/27(e)	310,224
	Upstart Securitization Trust:
21,156	Series 2019-3, Class C, 5.381% due 1/21/30(e)	21,137
248,608	Series 2020-1, Class C, 4.899% due 4/22/30(e)	247,502
1,000,000	Valley Stream Park CLO Ltd., Series 2022-1A, Class DR, 9.468% (3-Month TSFR + 4.150%) due 10/20/34(b)(e)	1,006,385
955,000	Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.188% due 7/15/44(e)	942,744
1,123,652	VCAT LLC, Series 2021-NPL6, Class A1, step bond to yield, 1.917% due 9/25/51(e)	1,086,933
1,710,000	Venture 42 CLO Ltd., Series 2021-42A, Class A1A, 6.706% (3-Month TSFR + 1.392%) due 4/15/34(b)(e)	1,712,370
830,147	Vericrest Opportunity Loan Transferee, Series 2021-NP11, Class A1, step bond to yield, 1.868% due 8/25/51(e)	798,050
	Verizon Master Trust:
3,315,000	Series 2023-2, Class C, 5.380% due 4/13/28	3,296,016
3,355,000	Series 2024-1, Class C, 5.490% due 12/20/28	3,340,083
574,153	VOLT CIII LLC, Series 2021-CF1, Class A1, step bond to yield, 1.992% due 8/25/51(d)(e)	551,592
560,394	VOLT XCIX LLC, Series 2021-NPL8, Class A1, step bond to yield, 2.116% due 4/25/51(e)	544,194
333,570	VOLT XCV LLC, Series 2021-NPL4, Class A1, step bond to yield, 5.240% due 3/27/51(e)	326,500
	Wellfleet CLO X Ltd.:
1,332,988	Series 2019-XA, Class A1R, 6.749% (3-Month TSFR + 1.432%) due 7/20/32(b)(e)	1,334,356
1,000,000	Series 2019-XA, Class A2R, 7.329% (3-Month TSFR + 2.012%) due 7/20/32(b)(e)	1,000,513
	Westlake Automobile Receivables Trust:
200,000	Series 2023-1A, Class B, 5.410% due 1/18/28(e)	199,452
895,000	Series 2023-2A, Class B, 6.140% due 3/15/28(e)	900,600
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$985,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841% due 12/5/50(e)	$890,214
330,000	World Omni Auto Receivables Trust, Series 2023-A, Class B, 5.030% due 5/15/29	327,349
	TOTAL ASSET-BACKED SECURITIES (Cost – $217,274,499)	204,437,409
SENIOR LOANS(b) – 0.6%
68,000	AAdvantage Loyalty IP Ltd., 10.329% (3-Month USD-SOFR + 0.475%) due 4/20/28	69,275
294,938	Access CIG LLC, 10.326% (1-Month USD-SOFR + 0.500%) due 8/18/28	295,011
	Acrisure LLC:
109,432	8.941% (1-Month USD-SOFR + 0.350%) due 2/15/27	109,124
220,500	9.691% (1-Month USD-SOFR + 0.425%) due 2/15/27	220,593
125,625	Acuris Finance U.S. Inc., due 2/16/28	124,552
89,542	ADMI Corp., due 12/23/27	86,129
162,525	Air Canada, 8.935% (1-Month USD-SOFR + 0.350%) due 8/11/28	162,548
234,413	Alliant Holdings Intermediate LLC, 8.821% (1-Month USD-SOFR + 0.350%) due 11/6/30	234,457
48,875	Allied Universal Holdco LLC, 9.176% (1-Month USD-SOFR + 0.375%) due 5/12/28	48,649
61,010	Allspring Buyer LLC, 8.887% (3-Month USD-SOFR + 0.325%) due 11/1/28	60,867
39,700	Altice France SA, 10.814% (3-Month USD-SOFR + 0.550%) due 8/15/28	36,623
	Applied Systems Inc.:
160,000	due 2/24/31(m)	160,566
20,000	10.571% (3-Month USD-SOFR + 0.525%) due 2/23/32	20,450
60,000	Artera Services LLC, 9.814% (1-Month USD-SOFR + 0.450%) due 2/15/31	60,150
296,579	Ascend Learning LLC, 8.926% (1-Month USD-SOFR + 0.350%) due 12/11/28	291,223
240,383	Astra Acquisition Corp., 10.860% (3-Month USD-SOFR + 0.525%) due 10/25/28	112,499
20,000	Asurion LLC, 10.691% (1-Month USD-SOFR + 0.525%) due 1/31/28	19,057
267,379	Aveanna Healthcare LLC, 9.193% (3-Month USD-SOFR + 0.375%) due 7/17/28	251,432
329,423	Bausch + Lomb Corp., 8.671% (1-Month USD-SOFR + 0.325%) due 5/10/27	325,974
295,000	Boxer Parent Co., Inc., 9.576% (1-Month USD-SOFR + 0.425%) due 12/29/28	295,805
65,000	Brand Industrial Services Inc., due 8/1/30(m)	65,105
35,000	Buckeye Partners LP, due 11/1/26(m)	35,006
	Caesars Entertainment Inc.:
138,950	8.663% (3-Month USD-SOFR + 0.325%) due 2/6/30	138,969
115,000	8.040% (3-Month USD-SOFR + 0.275%) due 2/6/31	114,761
90,000	Camelot U.S. Acquisition LLC, 8.076% (1-Month USD-SOFR + 0.275%) due 1/31/31	89,662
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$126,903	Cengage Learning Inc., 10.326% (3-Month USD-SOFR + 0.475%) due 7/14/26	$126,825
80,000	Central Parent LLC, 9.348% (3-Month USD-SOFR + 0.400%) due 7/6/29	80,154
70,000	Charter Next Generation Inc., due 12/1/27(m)	69,952
64,978	ClubCorp Holdings Inc., 10.610% (3-Month USD-SOFR + 0.500%) due 9/18/26	64,694
80,000	Clydesdale Acquisition Holdings Inc., 9.001% (1-Month USD-SOFR + 0.368%) due 4/13/29	79,883
8,139	Columbus McKinnon Corp., 8.389% (3-Month USD-SOFR + 0.275%) due 5/14/28	8,144
62,563	Connect Finco SARL, 8.826% (1-Month USD-SOFR + 0.350%) due 12/11/26	62,458
102,272	Cornerstone OnDemand Inc., 9.191% (1-Month USD-SOFR + 0.375%) due 10/16/28	99,524
200,000	Cotiviti Holdings Inc., due 2/24/31(m)	199,250
59,689	CSC Holdings LLC, 7.932% (1-Month USD-SOFR + 0.250%) due 4/15/27	55,744
34,533	Cyxtera DC Holdings Inc., 0.000% (3-Month USD-SOFR + 0.200%) due 5/1/24	1,381
117,385	DCert Buyer Inc., 9.326% (1-Month USD-SOFR + 0.400%) due 10/16/26	116,398
15,000	DG Investment Intermediate Holdings 2 Inc., 12.191% (1-Month USD-SOFR + 0.675%) due 3/30/29	13,950
36,907	DIRECTV Financing LLC, 10.441% (1-Month USD-SOFR + 0.500%) due 8/2/27	36,853
	Dynasty Acquisition Co., Inc.:
243,775	9.326% (1-Month USD-SOFR + 0.400%) due 8/24/28	244,248
185,052	EAB Global Inc., 8.941% (1-Month USD-SOFR + 0.350%) due 8/16/28	184,551
24,313	Ecovyst Catalyst Technologies LLC, 7.913% (3-Month USD-SOFR + 0.250%) due 6/9/28	24,215
	EG Group Ltd.:
19,630	0.000% (1-Month USD-SOFR + 0.400%) due 3/31/26	19,581
65,000	due 2/7/28(m)	63,781
325,469	Fertitta Entertainment LLC, 9.326% (1-Month USD-SOFR + 0.400%) due 1/27/29	325,592
21,106	Flame NewCo LLC, 7.426% (1-Month USD-SOFR + 0.200%) due 6/30/28	20,051
341,113	Gainwell Acquisition Corp., 9.448% (3-Month USD-SOFR + 0.400%) due 10/1/27	324,058
180,000	Garda World Security Corp., 9.625% (3-Month USD-SOFR + 0.425%) due 2/1/29	179,775
32,707	Grab Holdings Inc., 9.941% (1-Month USD-SOFR + 0.450%) due 1/29/26	32,715
106,719	Great Outdoors Group LLC, 9.191% (1-Month USD-SOFR + 0.375%) due 3/6/28	106,699
24,154	Greystone Select Financial LLC, 10.571% (3-Month USD-SOFR + 0.500%) due 6/16/28	24,033
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$154,597	Grifols Worldwide Operations Ltd., 7.426% (1-Month USD-SOFR + 0.200%) due 11/15/27	$151,467
70,000	Hexion Holdings Corp., 9.826% (3-Month USD-SOFR + 0.450%) due 3/15/29	67,134
149,543	Hunter Douglas Holding BV, 8.824% (3-Month USD-SOFR + 0.350%) due 2/26/29(d)	147,581
	Husky Injection Molding Systems Ltd.:
97,147	8.441% (1-Month USD-SOFR + 0.300%) due 3/28/25	96,054
220,000	due 2/1/29(m)	217,965
365,000	Ineos US Finance LLC, 9.076% (1-Month USD-SOFR + 0.375%) due 2/7/31	362,036
170,000	Kenan Advantage Group Inc., 9.076% (1-Month USD-SOFR + 0.375%) due 1/25/29	169,301
77,501	Kronos Acquisition Holdings Inc., 9.360% (3-Month USD-SOFR + 0.375%) due 12/22/26	77,501
330,000	LifePoint Health Inc., 11.087% (3-Month USD-SOFR + 0.550%) due 11/16/28	330,102
33,363	Lions Gate Capital Holdings LLC, 7.676% (1-Month USD-SOFR + 0.225%) due 3/24/25	33,293
35,541	Maravai Intermediate Holdings LLC, 8.310% (3-Month USD-SOFR + 0.300%) due 10/19/27	34,727
83,082	McAfee Corp., 9.178% (1-Month USD-SOFR + 0.375%) due 3/1/29	82,563
77,000	Mileage Plus Holdings LLC, 10.770% (3-Month USD-SOFR + 0.525%) due 6/21/27	79,231
170,000	Motion Acquisition Ltd., due 11/12/29(d)(m)	169,362
18,100	NASCAR Holdings LLC, 7.941% (1-Month USD-SOFR + 0.250%) due 10/19/26	18,137
145,788	Olympus Water US Holding Corp., 9.360% (3-Month USD-SOFR + 0.375%) due 11/9/28	145,525
296,837	OneDigital Borrower LLC, 9.676% (1-Month USD-SOFR + 0.425%) due 11/16/27	296,653
80,000	Ontario Gaming GTA LP, 9.598% (3-Month USD-SOFR + 0.425%) due 8/1/30	79,893
50,892	Organon & Co., 8.432% (1-Month USD-SOFR + 0.300%) due 6/2/28	50,924
328,333	Osmosis Buyer Ltd., 9.080% (1-Month USD-SOFR + 0.375%) due 7/31/28	327,273
53,314	Packaging Coordinators Midco Inc., 9.110% (3-Month USD-SOFR + 0.350%) due 11/30/27	53,306
73,125	PetSmart LLC, 9.176% (1-Month USD-SOFR + 0.375%) due 2/11/28	72,790
83,848	Polaris Newco LLC, 9.574% (3-Month USD-SOFR + 0.400%) due 6/2/28	81,952
74,737	Pregis TopCo LLC, 9.076% (1-Month USD-SOFR + 0.375%) due 7/31/26	74,724
	Pretium PKG Holdings Inc.:
72,586	9.906% (3-Month USD-SOFR + 0.460%) due 10/2/28	63,876
48,543	10.306% (3-Month USD-SOFR + 0.500%) due 10/2/28	48,705
169,877	Pug LLC, 8.941% (1-Month USD-SOFR + 0.350%) due 2/12/27	166,600
328,321	RealPage Inc., 8.441% (1-Month USD-SOFR + 0.300%) due 4/24/28	319,252
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(b) – (continued)
$148,741	Scientific Games Holdings LP, 8.580% (3-Month USD-SOFR + 0.325%) due 4/4/29	$148,369
67,500	SkyMiles IP Ltd., 9.068% (3-Month USD-SOFR + 0.375%) due 10/20/27	69,341
19,200	SMG US Midco 2 Inc., 8.074% (3-Month USD-SOFR + 0.250%) due 1/23/25	19,188
33,697	Sunshine Luxembourg VII SARL, 8.948% (3-Month USD-SOFR + 0.350%) due 10/1/26	33,730
127,055	SWF Holdings I Corp., 9.441% (1-Month USD-SOFR + 0.400%) due 10/6/28	114,866
48,750	Tecta America Corp., 9.441% (1-Month USD-SOFR + 0.400%) due 4/10/28	48,735
43,452	Tricorbraun Holdings Inc., 8.691% (1-Month USD-SOFR + 0.325%) due 3/3/28	42,788
131,625	Triton Water Holdings Inc., 8.860% (3-Month USD-SOFR + 0.325%) due 3/31/28	129,185
145,000	UKG Inc., 8.814% (3-Month USD-SOFR + 0.350%) due 2/10/31	145,068
200,000	United AirLines Inc., 8.076% (3-Month USD-SOFR + 0.275%) due 2/22/31	199,750
36,994	Upbound Group Inc., 9.119% (6-Month USD-SOFR + 0.325%) due 2/17/28	36,917
4,875	Verscend Holding Corp., 9.441% (1-Month USD-SOFR + 0.400%) due 8/27/25	4,872
70,000	Vestis Corp., due 2/22/31(m)	69,913
135,000	Wand Newco 3 Inc., 9.076% (1-Month USD-SOFR + 0.375%) due 1/30/31	135,169
255,000	WEC US Holdings Ltd., 8.076% (1-Month USD-SOFR + 0.275%) due 1/27/31	254,003
10,264	WestJet Airlines Ltd., 8.426% (1-Month USD-SOFR + 0.300%) due 12/11/26	10,243
165,000	WestJet Loyalty LP, 9.068% (3-Month USD-SOFR + 0.375%) due 2/14/31	163,556
80,000	Zayo Group Holdings Inc., 8.441% (1-Month USD-SOFR + 0.300%) due 3/9/27	71,820
20,000	Ziggo Financing Partnership, 7.932% (1-Month USD-SOFR + 0.250%) due 4/30/28	19,655
	TOTAL SENIOR LOANS (Cost – $11,684,162)	11,528,091
SOVEREIGN BONDS – 0.5%
Bermuda – 0.1%
	Bermuda Government International Bond:
890,000	2.375% due 8/20/30	741,815
800,000	5.000% due 7/15/32	767,040
	Total Bermuda	1,508,855
Chile – 0.0%
655,000	Chile Government International Bond, 4.950% due 1/5/36	631,487
Colombia – 0.0%
200,000	Colombia Government International Bond, 4.125% due 5/15/51	122,081
Hungary – 0.1%
	Hungary Government International Bond:
560,000	6.125% due 5/22/28(e)	571,200
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – (continued)
Hungary – (continued)
$835,000	5.500% due 3/26/36(e)	$801,630
	Total Hungary	1,372,830
Mexico – 0.1%
	Mexico Government International Bond:
410,000	3.500% due 2/12/34	338,295
1,775,000	6.000% due 5/7/36	1,766,527
300,000	6.338% due 5/4/53	292,326
200,000	6.400% due 5/7/54	196,755
	Total Mexico	2,593,903
Panama – 0.0%
	Panama Government International Bond:
200,000	6.875% due 1/31/36	188,807
295,000	6.853% due 3/28/54	259,071
300,000	3.870% due 7/23/60	166,951
	Total Panama	614,829
Romania – 0.1%
	Romanian Government International Bond:
918,000	5.875% due 1/30/29(e)	910,080
1,228,000	3.000% due 2/14/31	1,019,240
366,000	6.375% due 1/30/34(e)	363,416
	Total Romania	2,292,736
Saudi Arabia – 0.1%
	Saudi Government International Bond:
395,000	5.000% due 1/16/34(e)	387,562
630,000	5.000% due 1/18/53(e)	554,400
610,000	5.750% due 1/16/54(e)	588,379
	Total Saudi Arabia	1,530,341
South Africa – 0.0%
200,000	Republic of South Africa Government International Bond, 4.300% due 10/12/28	180,000
	TOTAL SOVEREIGN BONDS (Cost – $11,496,074)	10,847,062
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount†	Rating††	Security	Value
MUNICIPAL BONDS – 0.1%
California – 0.0%
$20,000	AA-	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, 6.548% due 5/15/48	$22,720
360,000	AA-	State of California, GO, 7.300% due 10/1/39	421,168
		Total California	443,888
Massachusetts – 0.0%
478,085	Aa1(n)	Commonwealth of Massachusetts, Revenue Bonds, 4.110% due 7/15/31	470,000
New York – 0.1%
680,000	A-	Metropolitan Transportation Authority, Revenue Bonds, 6.814% due 11/15/40	750,663
810,000	A+	New York Transportation Development Corp., Revenue Bonds, 4.248% due 9/1/35	782,519
		Total New York	1,533,182
Texas – 0.0%
275,000	A+	Dallas Fort Worth International Airport, Revenue Bonds, 4.507% due 11/1/51	249,940
		TOTAL MUNICIPAL BONDS (Cost – $3,139,308)	2,697,010
Shares/Units
EXCHANGE TRADED FUND (ETF) – 4.1%
849,503	iShares Core U.S. Aggregate Bond (Cost – $83,002,328)	82,699,120
COMMON STOCKS – 0.0%
COMMUNICATIONS – 0.0%
Telecommunications – 0.0%
1,030	Intelsat SA*(d)(g)	27,556
INDUSTRIAL – 0.0%
Metals & Mining – 0.0%
1,907	Flame Aggregator LLC*(d)(g)	14,779
	TOTAL INDUSTRIAL	14,779
	TOTAL COMMON STOCKS (Cost – $84,901)	42,335
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $2,258,428,816)	2,069,927,078
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 2.5%
TIME DEPOSITS – 2.5%
53EUR	Citibank – London, 2.820% due 3/1/24	$58
$6,076,597	Citibank – New York, 4.680% due 3/1/24	6,076,597
29,024,210	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	29,024,210
16,096,519	Skandinaviska Enskilda Banken AB – Stockholm, 4.680% due 3/1/24	16,096,519
	TOTAL TIME DEPOSITS (Cost – $51,197,384)	51,197,384
	TOTAL INVESTMENTS – 105.4% (Cost – $2,309,626,200)	2,121,124,462
	Liabilities in Excess of Other Assets – (5.4)%	(108,139,471)
	TOTAL NET ASSETS – 100.0%	$2,012,984,991

†
Face amount denominated in U.S. dollars, unless otherwise noted.

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.

*
Non-income producing security.

(a)
This security is traded on a TBA basis (See Note 5).

(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2024.

(c)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $1,699,377 and represents 0.08% of net assets.

(e)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $385,897,704 and represents 19.17% of net assets.

(f)
Interest only security.

(g)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(h)
Principal only security.

(i)
Security is perpetual in nature and has no stated maturity date.

(j)
When-Issued or delayed delivery security.

(k)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(l)
Security is currently in default.

(m)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(n)
Rating by Moody’s Investors Service. All ratings are unaudited.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and maybe sold only to qualified buyers.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (continued)

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
3.550% due 12/15/29	3/24/2022	$134,858	$95,264	0.00%
Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 3.250% due 5/15/30	3/17/2022	220,781	139,422	0.01%
Total			$234,686	0.01%
Abbreviations used in this schedule:
CBT
   —   Chicago Board of Trade

CLO
   —   Collateralized Loan Obligation

CMT
   —   Constant Maturity Treasury Index

GO
   —   General Obligation

LLC
   —   Limited Liability Company

LP
   —   Limited Partnership

PLC
   —   Public Limited Company

REMICS
   —   Real Estate Mortgage Investment Conduit

SARL
   —   Société à Responsabilité Limitée

SOFR
   —   Secured Overnight Financing Rate

STRIPS
   —   Separate Trading of Registered Interest and Principals

TSFR
   —   CME Term SOFR Reference Rate

Summary of Investments by Security Type^
Mortgage-Backed Securities	24.0%
U.S. Government Obligations	19.9
Collateralized Mortgage Obligations	19.7
Corporate Bonds & Notes	19.3
Asset-Backed Securities	9.7
Exchange Traded Fund (ETF)	3.9
Senior Loans	0.5
Sovereign Bonds	0.5
Municipal Bonds	0.1
Common Stocks	0.0*
Short-Term Investments	2.4
100.0%

^
As a percentage of total investments.

*
Positions represent less than 0.05%.

At February 29, 2024, Destinations Core Fixed Income Fund had open exchange traded futures contracts as described below.
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Core Fixed Income Fund (concluded)

The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
U.S. 10 Year Note (CBT)	368	6/24	$40,621,098	$40,641,000	$19,902
Contracts to Sell:
U.S. 10 Year Ultra	241	6/24	$(27,476,266)	$27,515,422	$(39,156)
U.S. 2 Year Note (CBT)	417	6/24	(85,340,625)	85,380,750	(40,125)
U.S. 5 Year Note (CBT)	132	6/24	(14,088,618)	14,111,625	(23,007)
U.S. Long Bond (CBT)	48	6/24	(5,715,750)	5,724,000	(8,250)
U.S. Ultra Bond (CBT)	88	6/24	(11,241,180)	11,253,000	(11,820)
					(122,358)
Net Unrealized Depreciation on Open Exchange Traded Futures Contracts					$(102,456)
At February 29, 2024, Destinations Core Fixed Income Fund had deposited cash of  $9,362 with a broker or brokers as margin collateral on open exchange traded futures contracts.
At February 29, 2024, Destinations Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amounts	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Receive	1D SOFR	3.590%	9/20/53	USD 2,765,000	$53,717	$11,920	$41,797
Receive	1D SOFR	3.250%	6/21/53	USD 960,000	83,182	(10,562)	93,744
Receive	1D SOFR	2.880%	3/15/53	USD 990,000	158,469	11,594	146,875
Receive	1D SOFR	2.970%	3/15/53	USD 3,065,000	439,524	9,928	429,596
					$734,892	$22,880	$712,012
Schedule of Forward Sale Commitments
Face Amounts	Security	Value
	Federal National Mortgage Association:
$400,000	2.000% due 3/1/39(a) (Proceeds – $354,969)	$(352,817)
725,000	3.000% due 3/1/39(a) (Proceeds – $674,845)	(671,696)
4,640,000	3.000% due 3/1/54(a) (Proceeds – $4,015,538)	(3,968,207)
1,335,000	3.500% due 3/1/54(a) (Proceeds – $1,183,770)	(1,187,565)
1,635,000	4.000% due 3/1/54(a) (Proceeds – $1,518,362)	(1,504,159)
136,000	4.500% due 3/1/54(a) (Proceeds – $130,379)	(128,728)
15,490,000	5.000% due 3/1/54(a) (Proceeds – $15,151,897)	(15,020,467)
200,000	5.500% due 3/1/54(a) (Proceeds – $199,211)	(197,835)
	Government National Mortgage Association:
3,445,000	2.500% due 3/1/54(a) (Proceeds – $2,910,565)	(2,915,419)
1,555,000	3.000% due 3/1/54(a) (Proceeds – $1,360,252)	(1,363,149)
2,465,000	4.000% due 3/1/54(a) (Proceeds – $2,285,958)	(2,293,929)
820,000	4.500% due 3/1/54(a) (Proceeds – $780,089)	(783,007)
815,000	5.000% due 3/1/54(a) (Proceeds – $794,020)	(796,014)
	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds – $31,359,854)	$(31,182,992)

(a)
This security is traded on a TBA basis (See Note 5).

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 37.3%
Basic Materials – 2.9%
$200,000	AngloGold Ashanti Holdings PLC, Company Guaranteed Notes, 3.375% due 11/1/28	$179,135
200,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 8.500% (5-Year CMT Index + 8.220%) due 1/23/81(a)	193,143
200,000	Compania de Minas Buenaventura SAA, Company Guaranteed Notes, 5.500% due 7/23/26	192,313
200,000	Freeport Indonesia PT, Senior Unsecured Notes, 4.763% due 4/14/27(b)	194,509
250,000	Freeport-McMoRan Inc., Company Guaranteed Notes, 4.125% due 3/1/28	237,200
	Glencore Funding LLC, Company Guaranteed Notes:
15,000	4.125% due 3/12/24(b)	14,994
60,000	4.000% due 4/16/25(b)	58,957
212,000	1.625% due 9/1/25(b)	200,247
200,000	Gold Fields Orogen Holdings BVI Ltd., Company Guaranteed Notes, 5.125% due 5/15/24	199,336
200,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, Senior Unsecured Notes, 4.750% due 5/15/25	197,410
200,000	Industrias Penoles SAB de CV, Senior Unsecured Notes, 4.150% due 9/12/29	184,873
3,497,000	Infrabuild Australia Pty Ltd., Senior Secured Notes, 14.500% due 11/15/28(b)(c)	3,597,539
200,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25	197,262
200,000	Sasol Financing USA LLC, Company Guaranteed Notes, 4.375% due 9/18/26	186,740
100,000	Suzano International Finance BV, Company Guaranteed Notes, 4.000% due 1/14/25	98,250
5,779,224	TPC Group Inc., Senior Secured Notes, 13.000% due 12/16/27(b)	5,890,471
	Total Basic Materials	11,822,379
Communications – 6.5%
200,000	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25	196,471
8,600,000	BuzzFeed Inc., Company Guaranteed Notes, 8.500% due 12/3/26(b)	7,353,000
3,293,000	Clear Channel International BV, Senior Secured Notes, 6.625% due 8/1/25(b)	3,293,856
1,663,000	Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes, 6.750% due 10/1/26(b)	1,631,698
272,000	Expedia Group Inc., Company Guaranteed Notes, 6.250% due 5/1/25(b)	273,226
2,126,000	Getty Images Inc., Company Guaranteed Notes, 9.750% due 3/1/27(b)	2,119,513
	Go North Group AB:
2,263,000	Senior Secured Notes, 5.335% due 2/9/26(a)(c)	2,263,000
1,604,271SEK	Senior Unsecured Notes, 15.000% due 2/2/28(c)	—
180,000	Millicom International Cellular SA, Senior Unsecured Notes, 5.125% due 1/15/28	171,615
6,342,000EUR	Opnet SpA, Senior Secured Notes, 10.925% (3-Month EURIBOR + 6.000%) due 2/9/26(a)(b)(d)	6,827,704
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$1,797,000	Sprint LLC, Company Guaranteed Notes, 7.125% due 6/15/24	$1,801,762
200,000	Telefonica Celular del Paraguay SA, Senior Unsecured Notes, 5.875% due 4/15/27	196,266
	Total Communications	26,128,111
Consumer Cyclical – 1.9%
937,000	American Greetings Corp., Company Guaranteed Notes, 8.750% due 4/15/25(b)	938,171
282,000	Dollar Tree Inc., Senior Unsecured Notes, 4.000% due 5/15/25	276,953
282,000	Ford Motor Co., Senior Unsecured Notes, 4.346% due 12/8/26	273,944
277,000	General Motors Financial Co., Inc., Company Guaranteed Notes, 5.250% due 3/1/26	276,110
1,095,325	Hawaiian Airlines 2013-1 Class A Pass-Through Certificates, Pass-Thru Certificates, 3.900% due 1/15/26	1,022,471
	Marriott International Inc., Senior Unsecured Notes:
215,000	3.600% due 4/15/24	214,394
62,000	5.000% due 10/15/27	61,744
659,000EUR	Secop Group Holding GmbH, Senior Secured Notes, 12.325% (3-Month EURIBOR + 8.400%) due 12/29/26(a)	728,273
3,877,000	Tapestry Inc., Senior Unsecured Notes, 7.050% due 11/27/25	3,949,382
	Total Consumer Cyclical	7,741,442
Consumer Non-cyclical – 9.0%
177,500	Adani International Container Terminal Pvt Ltd., Senior Secured Notes, 3.000% due 2/16/31	152,090
200,000	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes, 4.000% due 7/30/27	182,768
277,000	Amgen Inc., Senior Unsecured Notes, 5.507% due 3/2/26	276,639
155,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.833% (SOFRRATE + 0.490%) due 2/20/26(a)	155,554
13,681,000	Cannabist Co. Holdings Inc., Senior Secured Notes, 9.500% due 2/3/26	11,560,445
277,000	Constellation Brands Inc., Senior Unsecured Notes, 5.000% due 2/2/26	275,233
280,000	Elevance Health Inc., Senior Unsecured Notes, 3.500% due 8/15/24	277,269
	HCA Inc., Company Guaranteed Notes:
195,000	5.000% due 3/15/24	194,948
82,000	5.375% due 2/1/25	81,712
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., Company Guaranteed Notes:
100,000	2.500% due 1/15/27	91,744
100,000	3.000% due 2/2/29	87,660
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$8,497,000	Leafly Holdings Inc., Senior Unsecured Notes, 8.000% due 1/31/25(c)(d)	$7,222,450
200,000	Minerva Luxembourg SA, Company Guaranteed Notes, 5.875% due 1/19/28	190,709
1,695,000	Nathan’s Famous Inc., Senior Secured Notes, 6.625% due 11/1/25(b)	1,686,525
200,000	NBM US Holdings Inc., Company Guaranteed Notes, 7.000% due 5/14/26	199,640
200,000	PSA Treasury Pte Ltd., Company Guaranteed Notes, 2.500% due 4/12/26	189,731
	Royalty Pharma PLC, Company Guaranteed Notes:
40,000	1.200% due 9/2/25	37,450
310,000	1.750% due 9/2/27	276,045
3,025,000	Tenet Healthcare Corp., Senior Secured Notes, 4.875% due 1/1/26	3,021,873
7,626,000	UpHealth Inc., Senior Unsecured Notes, 6.250% due 6/15/26(b)	5,719,500
4,250,000	Valvoline Inc., Company Guaranteed Notes, 4.250% due 2/15/30(b)	4,223,122
282,000	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 1.450% due 11/22/24	273,577
	Total Consumer Non-cyclical	36,376,684
Diversified – 0.7%
2,505,000EUR	LR Global Holding GmbH, Senior Secured Notes, 11.202% (3-Month EURIBOR + 7.250%) due 2/3/25(a)	2,727,709
Energy – 3.5%
250,000	Adaro Indonesia PT, Company Guaranteed Notes, 4.250% due 10/31/24	245,014
206,250	AI Candelaria Spain SA, Senior Secured Notes, 7.500% due 12/15/28	198,041
277,000	BP Capital Markets America, Inc., Company Guaranteed Notes, 4.699% due 4/10/29	273,653
200,000	Cosan Luxembourg SA, Company Guaranteed Notes, 7.000% due 1/20/27	201,578
4,327,000	CrownRock LP/CrownRock Finance Inc., Senior Unsecured Notes, 5.625% due 10/15/25(b)	4,305,581
267,000	Enbridge Inc., Company Guaranteed Notes, 5.900% due 11/15/26	271,991
267,000	Energy Transfer LP, Senior Unsecured Notes, 6.050% due 12/1/26	271,727
129,320	Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes, 1.750% due 9/30/27	121,068
129,440	GNL Quintero SA, Senior Unsecured Notes, 4.634% due 7/31/29	127,056
171,358	Guara Norte SARL, Senior Secured Notes, 5.198% due 6/15/34	154,436
3,600,000	HMH Holding BV, Senior Secured Notes, 9.875% due 11/16/26	3,677,625
200,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 7/14/27	186,232
200,000	ONGC Videsh Ltd., Company Guaranteed Notes, 4.625% due 7/15/24	198,932
200,000	Petrobras Global Finance BV, Company Guaranteed Notes, 7.375% due 1/17/27	208,292
3,653,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes, 9.000% due 10/15/26(b)	3,613,992
	Total Energy	14,055,218
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – 4.9%
$280,000	American Express Co., Senior Unsecured Notes, 6.344% (SOFRRATE + 1.000%) due 2/16/28(a)	$280,985
	Athene Global Funding:
77,000	Secured Notes, 1.716% due 1/7/25(b)	74,471
200,000	Senior Secured Notes, 6.045% (SOFRRATE + 0.700%) due 5/24/24(a)(b)	200,148
297,000	Avolon Holdings Funding Ltd., Senior Unsecured Notes, 2.125% due 2/21/26(b)	275,579
150,000	Banco BBVA Peru SA, Subordinated Notes, 5.250% (5-Year CMT Index + 2.750%) due 9/22/29(a)	149,175
200,000	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.875% due 4/21/25	196,474
200,000	Banco BTG Pactual SA, Senior Unsecured Notes, 4.500% due 1/10/25	197,880
150,000	Banco Continental SAECA, Senior Unsecured Notes, 2.750% due 12/10/25(b)	140,070
200,000	Banco de Bogota SA, Subordinated Notes, 6.250% due 5/12/26	197,943
	Banco de Credito del Peru SA:
50,000	Senior Unsecured Notes, 5.850% due 1/11/29(b)	50,538
200,000	Subordinated Notes, 3.125% (5-Year CMT Index + 3.000%) due 7/1/30(a)	189,868
150,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, Senior Unsecured Notes, 4.375% due 4/11/27	144,733
300,000	Banco Industrial SA, Subordinated Notes, 4.875% (5-Year CMT Index + 4.442%) due 1/29/31(a)(c)	287,859
150,000	Banco Internacional del Peru SAA Interbank, Subordinated Notes, 4.000% (5-Year CMT Index + 3.711%) due 7/8/30(a)	143,708
200,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 2.720% (5-Year CMT Index + 2.000%) due 8/11/31(a)	174,438
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 7.525% (5-Year CMT Index + 2.995%) due 10/1/28(a)	206,830
	Bancolombia SA, Subordinated Notes:
200,000	6.909% (5-Year CMT Index + 2.929%) due 10/18/27(a)	196,540
200,000	4.625% (5-Year CMT Index + 2.944%) due 12/18/29(a)	187,477
280,000	Bank of America Corp., Senior Unsecured Notes, 3.458% (3-Month TSFR + 1.232%) due 3/15/25(a)	279,777
	Bank of Montreal, Senior Unsecured Notes:
210,000	6.064% (SOFRRATE + 0.710%) due 3/8/24(a)	210,014
67,000	1.500% due 1/10/25	64,789
277,000	Bank of Nova Scotia, Senior Unsecured Notes, 4.750% due 2/2/26	274,809
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	BBVA Bancomer SA, Subordinated Notes:
$200,000	5.350% (5-Year CMT Index + 3.000%) due 11/12/29(a)	$196,007
200,000	5.125% (5-Year CMT Index + 2.650%) due 1/18/33(a)	182,669
417,000	Citigroup Inc., Senior Unsecured Notes, 3.352% (3-Month TSFR + 1.158%) due 4/24/25(a)	415,416
220,000	Commonwealth Bank of Australia, Senior Unsecured Notes, 5.984% (SOFRRATE + 0.630%) due 9/12/25(a)(b)	220,419
200,000	DBS Group Holdings Ltd., Subordinated Notes, 1.822% (5-Year CMT Index + 1.100%) due 3/10/31(a)	185,220
1,470,955	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 10.500% due 1/15/28(b)	1,504,272
200,000	Global Bank Corp., Senior Unsecured Notes, 5.250% (3-Month USD-SOFR + 3.300%) due 4/16/29(a)	185,658
282,000	Goldman Sachs Group Inc., Senior Unsecured Notes, 3.500% due 4/1/25	276,170
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
3,832,000	4.750% due 9/15/24	3,807,703
864,000	6.250% due 5/15/26	841,917
260,000	Intercorp Financial Services Inc., Senior Unsecured Notes, 4.125% due 10/19/27	241,959
9,855	Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/25	9,224
	JPMorgan Chase & Co., Senior Unsecured Notes:
105,000	3.220% (3-Month TSFR + 1.417%) due 3/1/25(a)	104,991
25,000	0.824% (3-Month TSFR + 0.540%) due 6/1/25(a)	24,671
282,000	3.900% due 7/15/25	277,213
25,000	0.768% (SOFRRATE + 0.490%) due 8/9/25(a)	24,435
282,000	Morgan Stanley, Senior Unsecured Notes, 3.875% due 1/27/26	275,051
200,000	Multibank Inc., Senior Unsecured Notes, 7.750% due 2/3/28(b)	203,250
200,000	NongHyup Bank, Senior Unsecured Notes, 1.250% due 7/20/25	188,850
13,750,000SEK	Novedo Holding AB, Senior Secured Notes, 10.597% (3-Month SEK-STIBOR + 6.500%) due 11/26/24(a)	1,266,768
200,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 1.832% (5-Year CMT Index + 1.580%) due 9/10/30(a)	188,434
137,000	PNC Financial Services Group Inc., Senior Unsecured Notes, 5.812% (SOFRRATE + 1.322%) due 6/12/26(a)	137,199
282,000	Royal Bank of Canada, Senior Unsecured Notes, 3.375% due 4/14/25	276,228
25,000,000SEK	Stockwik Forvaltning AB, Senior Secured Notes, 12.088% (3-Month SEK-STIBOR + 8.000%) due 3/20/26(a)	2,339,781
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$282,000	Toronto-Dominion Bank, Senior Unsecured Notes, 0.700% due 9/10/24	$274,942
285,000	Truist Financial Corp., Senior Unsecured Notes, 4.260% (SOFRRATE + 1.456%) due 7/28/26(a)	279,196
200,000	United Overseas Bank Ltd., Subordinated Notes, 2.000% (5-Year CMT Index + 1.230%) due 10/14/31(a)	182,418
1,257,000	Uniti Fiber Holdings Inc., Company Guaranteed Notes, 4.000% due 6/15/24(b)	1,235,668
282,000	Wells Fargo & Co., Senior Unsecured Notes, 2.406% (3-Month TSFR + 1.087%) due 10/30/25(a)	275,912
	Welltower OP LLC, Company Guaranteed Notes:
215,000	3.625% due 3/15/24	214,811
62,000	4.000% due 6/1/25	60,878
	Total Financial	20,021,435
Healthcare – 1.4%
6,180,606	ProSomnus Holdings Inc., zero coupon, due 12/31/49(c)(d)	5,466,400
Industrial – 3.8%
260,322	Bioceanico Sovereign Certificate Ltd., Senior Secured Notes, zero coupon, due 6/5/34	188,343
277,000	Boeing Co., Senior Unsecured Notes, 4.875% due 5/1/25	274,435
287,000	Canadian Pacific Railway Co., Company Guaranteed Notes, 1.350% due 12/2/24	278,029
182,000	Carrier Global Corp., Senior Unsecured Notes, 5.800% due 11/30/25	183,282
597,000	Hillenbrand Inc., Company Guaranteed Notes, 5.750% due 6/15/25	592,557
2,718,000	IEA Energy Services LLC, Company Guaranteed Notes, 6.625% due 8/15/29(b)	2,593,544
9,643,000	INNOVATE Corp., Senior Secured Notes, 8.500% due 2/1/26(b)	7,184,035
174,703	Lima Metro Line 2 Finance Ltd., Senior Secured Notes, 5.875% due 7/5/34	171,655
161,272	MV24 Capital BV, Senior Secured Notes, 6.748% due 6/1/34	151,327
125,000	Packaging Corp. of America, Senior Unsecured Notes, 3.650% due 9/15/24	123,545
277,000	Parker-Hannifin Corp., Senior Unsecured Notes, 3.650% due 6/15/24	275,412
282,000	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 4.400% due 7/1/27(b)	273,637
285,000	Republic Services Inc., Senior Unsecured Notes, 2.500% due 8/15/24	280,962
272,000	Ryder System Inc., Senior Unsecured Notes, 5.250% due 6/1/28	272,507
200,000	St Marys Cement Inc. Canada, Company Guaranteed Notes, 5.750% due 1/28/27	199,059
272,000	Veralto Corp., Company Guaranteed Notes, 5.500% due 9/18/26(b)	273,169
2,007,000	WESCO Distribution Inc., Company Guaranteed Notes, 7.125% due 6/15/25(b)	2,018,992
	Total Industrial	15,334,490
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – 2.0%
$2,554,000EUR	Azerion Group NV, Senior Secured Notes, 10.643% (3-Month EURIBOR + 6.750%) due 10/2/26(a)	$2,712,057
25,000	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes, 3.875% due 1/15/27	24,157
287,000	Broadcom Inc., Company Guaranteed Notes, 3.150% due 11/15/25	276,899
1,590,000SEK	Cabonline Group Holding AB, Senior Secured Notes, 14.000% due 3/19/26	159,829
2,709,000EUR	Fiven AS, Senior Secured Notes, 10.669% (3-Month EURIBOR + 6.700%) due 12/11/26(a)	3,030,363
	Impala BondCo PLC:
13,750,000SEK	Senior Secured Notes, 13.080% (3-Month SEK-STIBOR + 9.000%) due 10/20/24	862,198
469,859SEK	Unsecured Notes, zero coupon,(c)(e)	29,463
	Microchip Technology Inc.:
102,000	Company Guaranteed Notes, 4.250% due 9/1/25	100,096
180,000	Senior Unsecured Notes, 0.983% due 9/1/24	175,678
282,000	NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes, 4.400% due 6/1/27	275,278
272,000	Oracle Corp., Senior Unsecured Notes, 5.800% due 11/10/25	274,242
277,000	Take-Two Interactive Software Inc., Senior Unsecured Notes, 4.950% due 3/28/28	274,788
	Total Technology	8,195,048
Utilities – 0.7%
200,000	AES Andes SA, Junior Subordinated Notes, 7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(a)(b)	196,301
272,000	American Electric Power Co., Inc., Senior Unsecured Notes, 5.200% due 1/15/29	271,627
300,000	Chile Electricity PEC SpA, Senior Secured Notes, zero coupon, due 1/25/28	233,550
95,600	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	85,323
282,000	Entergy Louisiana LLC, Collateral Trust, 0.950% due 10/1/24	274,566
140,000	Exelon Corp., Senior Unsecured Notes, 5.150% due 3/15/29	139,401
200,000	Inkia Energy Ltd., Senior Unsecured Notes, 5.875% due 11/9/27	194,000
161,000	JSW Hydro Energy Ltd., Senior Secured Notes, 4.125% due 5/18/31	141,683
200,000	Kallpa Generacion SA, Company Guaranteed Notes, 4.125% due 8/16/27	188,751
154,840	LLPL Capital Pte Ltd., Senior Secured Notes, 6.875% due 2/4/39	149,614
200,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27(b)	186,863
252,848	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	247,195
185,960	Minejesa Capital BV, Senior Secured Notes, 4.625% due 8/10/30	175,608
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
	Pacific Gas & Electric Co., 1st Mortgage Notes:
$150,000	4.950% due 6/8/25	$148,566
142,000	2.100% due 8/1/27	127,169
200,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Unsecured Notes, 4.125% due 5/15/27	191,250
	Total Utilities	2,951,467
	TOTAL CORPORATE BONDS & NOTES (Cost – $160,357,439)	150,820,383
ASSET-BACKED SECURITIES – 11.3%
94,102	AccessLex Institute, Series 2007-A, Class A3, 5.885% (3-Month TSFR + 0.562%) due 5/25/36(a)	92,265
989,306	Accredited Mortgage Loan Trust, Series 2005-1, Class M4, 5.423% (1-Month TSFR + 1.269%) due 4/25/35(a)	986,634
	ACHV ABS TRUST:
45,357	Series 2023-3PL, Class A, 6.600% due 8/19/30(b)	45,376
250,000	Series 2023-3PL, Class C, 7.350% due 8/19/30(b)	252,867
18,946	ACM Auto Trust, Series 2023-1A, Class A, 6.610% due 1/22/30(b)	18,957
	ACREC Ltd.:
196,061	Series 2021-FL1, Class A, 6.586% (1-Month TSFR + 1.264%) due 10/16/36(a)(b)	194,111
350,000	Series 2021-FL1, Class AS, 6.936% (1-Month TSFR + 1.614%) due 10/16/36(a)(b)	334,890
	Affirm Asset Securitization Trust:
12,774	Series 2021-Z1, Class A, 1.070% due 8/15/25(b)	12,671
375,235	Series 2023-X1, Class A, 7.110% due 11/15/28(b)	376,580
275,000	Series 2024-A, Class A, 5.610% due 2/15/29(b)	274,477
1,000,000	Allegro CLO X Ltd., Series 2019-1A, Class AR, 6.729% (3-Month TSFR + 1.412%) due 7/20/32(a)(b)	1,001,000
283,739	APL Finance DAC, Series 2023-1A, Class A, 7.000% due 7/21/31(b)	283,980
26,514	Aqua Finance Trust, Series 2020-AA, Class A, 1.900% due 7/17/46(b)	24,655
250,000	BDS Ltd., Series 2021-FL10, Class A, 6.784% (1-Month TSFR + 1.464%) due 12/16/36(a)(b)	248,601
333,763	BRSP Ltd., Series 2021-FL1, Class A, 6.584% (1-Month TSFR + 1.264%) due 8/19/38(a)(b)	328,739
	BSPRT Issuer Ltd.:
179,851	Series 2021-FL6, Class A, 6.532% (1-Month TSFR + 1.214%) due 3/15/36(a)(b)	177,793
376,442	Series 2021-FL7, Class A, 6.752% (1-Month TSFR + 1.434%) due 12/15/38(a)(b)	374,203
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$354,792	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220% due 9/25/45(b)	$317,708
1,000,000	Carlyle US CLO Ltd., Series 2019-4A, Class A11R, 6.634% (3-Month TSFR + 1.320%) due 4/15/35(a)(b)	1,000,831
500,000	CarVal CLO IX-C Ltd., Series 2024-1A, Class A, 0.000% (3-Month TSFR + 1.680%) due 4/20/37(a)(b)(d)(f)	500,170
	Carvana Auto Receivables Trust:
400,000	Series 2023-P5, Class A2, 5.770% due 4/12/27(b)	400,377
500,000	Series 2024-N1, Class A2, 5.760% due 4/12/27(b)	499,985
	CHCP Ltd.:
86,175	Series 2021-FL1, Class A, 6.486% (1-Month TSFR + 1.164%) due 2/15/38(a)(b)	85,694
100,000	Series 2021-FL1, Class AS, 6.736% (1-Month TSFR + 1.414%) due 2/15/38(a)(b)	98,750
250,000	Citizens Auto Receivables Trust, Series 2023-2, Class A2A, 6.090% due 10/15/26(b)	250,686
176,287	CLNC Ltd., Series 2019-FL1, Class AS, 6.984% (1-Month TSFR + 1.664%) due 8/20/35(a)(b)	173,726
143,514	Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.980% due 8/25/50(b)	124,476
236,262	CPS Auto Receivables Trust, Series 2024-A, Class A, 5.710% due 9/15/27(b)	236,071
500,000	CQS US CLO Ltd., Series 2021-1A, Class A, 6.799% (3-Month TSFR + 1.482%) due 1/20/35(a)(b)	498,750
	DataBank Issuer:
500,000	Series 2021-1A, Class A2, 2.060% due 2/27/51(b)	453,660
500,000	Series 2023-1A, Class A2, 5.116% due 2/25/53(b)	470,105
470,000	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118% due 7/25/47(b)	449,761
425,943	Drive Auto Receivables Trust, Series 2021-3, Class C, 1.470% due 1/15/27	418,801
375,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class A2, 6.200% due 4/15/26	375,595
1,630,961	First Franklin Mortgage Loan Trust, Series 2003-FF2, Class M1, 7.243% (1-Month TSFR + 1.914%) due 7/25/33(a)	1,595,605
1,000,000	Franklin Park Place CLO I LLC, Series 2022-1A, Class A, 6.714% (3-Month TSFR + 1.400%) due 4/14/35(a)(b)	1,000,573
206,914	FS Rialto, Series 2021-FL3, Class A, 6.686% (1-Month TSFR + 1.364%) due 11/16/36(a)(b)	205,491
301,937	FS RIALTO, Series 2021-FL2, Class A, 6.656% (1-Month TSFR + 1.334%) due 5/16/38(a)(b)	297,072
399,690	Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, 6.607% (3-Month TSFR + 1.282%) due 5/16/31(a)(b)	400,514
	GLS Auto Receivables Issuer Trust:
224,196	Series 2021-2A, Class C, 1.080% due 6/15/26(b)	221,728
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$400,000	Series 2023-4A, Class A2, 6.400% due 12/15/26(b)	$401,446
339,935	GPMT Ltd., Series 2021-FL4, Class A, 6.786% (1-Month TSFR + 1.464%) due 12/15/36(a)(b)	328,928
504,000	Greystone CRE Notes Ltd., Series 2021-FL3, Class A, 6.452% (1-Month TSFR + 1.134%) due 7/15/39(a)(b)	497,700
1,000,000	Greywolf CLO VII Ltd., Series 2018-2A, Class A1, 6.758% (3-Month TSFR + 1.440%) due 10/20/31(a)(b)	1,002,650
500,000	Halseypoint CLO 5 Ltd., Series 2021-5A, Class A1A, 6.789% (3-Month TSFR + 1.472%) due 1/30/35(a)(b)	498,425
437,644	Hayfin US XII Ltd., Series 2018-8A, Class A, 6.699% (3-Month TSFR + 1.382%) due 4/20/31(a)(b)	438,792
500,000	Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.560% due 12/26/25(b)	485,609
78,804	HGI CRE CLO Ltd., Series 2021-FL1, Class A, 6.486% (1-Month TSFR + 1.164%) due 6/16/36(a)(b)	78,017
147,840	Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.740% due 2/25/39(b)	139,813
2,619,554	HTS Fund I LLC, Series 2021-1, Class A, 1.411% due 8/25/36(b)	2,293,412
1,000,000	Jamestown CLO XVI Ltd., Series 2021-16A, Class A, 6.786% (3-Month TSFR + 1.462%) due 7/25/34(a)(b)	1,001,395
500,000	Katayma CLO I Ltd., Series 2023-1A, Class A1, 7.318% (3-Month TSFR + 2.000%) due 10/20/36(a)(b)	501,748
330,000	KREF Ltd., Series 2021-FL2, Class A, 6.506% (1-Month TSFR + 1.184%) due 2/15/39(a)(b)	323,033
10,385	Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX, 2.340% due 10/25/48(b)	10,115
	LCCM Trust:
282,187	Series 2021-FL2, Class A, 6.632% (1-Month TSFR + 1.314%) due 12/13/38(a)(b)	277,292
306,632	Series 2021-FL3, Class A, 6.882% (1-Month TSFR + 1.564%) due 11/15/38(a)(b)	303,477
444,722	Lendbuzz Securitization Trust, Series 2023-2A, Class A2, 7.090% due 10/16/28(b)	448,462
235,607	Lendingpoint Asset Securitization Trust, Series 2022-C, Class A, 6.560% due 2/15/30(b)	235,539
	LoanCore Issuer Ltd.:
269,391	Series 2021-CRE5, Class A, 6.732% (1-Month TSFR + 1.414%) due 7/15/36(a)(b)	268,380
406,304	Series 2021-CRE6, Class A, 6.732% (1-Month TSFR + 1.414%) due 11/15/38(a)(b)	399,702
1,000,000	Marble Point CLO XXI Ltd., Series 2021-3A, Class A1, 6.818% (3-Month TSFR + 1.502%) due 10/17/34(a)(b)	998,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$500,000	Marble Point CLO XXII Ltd., Series 2021-2A, Class A, 6.786% (3-Month TSFR + 1.462%) due 7/25/34(a)(b)	$500,679
	Marlette Funding Trust:
15,690	Series 2019-4A, Class C, 3.760% due 12/17/29(b)	15,650
206,861	Series 2022-1A, Class B, 2.340% due 4/15/32(b)	204,535
478,750	ME Funding LLC, Series 2019-1, Class A2, 6.448% due 7/30/49(b)	476,331
	MF1 Ltd.:
174,243	Series 2021-FL6, Class A, 6.536% (1-Month TSFR + 1.214%) due 7/16/36(a)(b)	173,153
196,137	Series 2021-FL7, Class A, 6.514% (1-Month TSFR + 1.194%) due 10/16/36(a)(b)	194,482
100,000	Series 2022-FL8, Class A, 6.666% (1-Month TSFR + 1.350%) due 2/19/37(a)(b)	98,875
66,160	MMAF Equipment Finance LLC, Series 2022-B, Class A2, 5.570% due 9/9/25(b)	66,159
630,000	MP CLO VIII Ltd., Series 2015-2A, Class ARR, 6.781% (3-Month TSFR + 1.462%) due 4/28/34(a)(b)	630,372
62,182	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170% due 9/16/69(b)	55,784
813,601	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 6.839% (3-Month TSFR + 1.532%) due 11/15/30(a)(b)	815,317
920,518	Ocean Trails CLO V, Series 2014-5A, Class ARR, 6.856% (3-Month TSFR + 1.542%) due 10/13/31(a)(b)	922,960
231,558	OCP CLO Ltd., Series 2014-5A, Class A1R, 6.666% (3-Month TSFR + 1.342%) due 4/26/31(a)(b)	232,117
	Pagaya AI Debt Selection Trust:
51,356	Series 2021-1, Class B, 2.130% due 11/15/27(b)	51,269
326,964	Series 2021-3, Class B, 1.740% due 5/15/29(b)	324,806
1,305	Series 2021-5, Class A, 1.530% due 8/15/29(b)	1,302
	Pagaya AI Debt Trust:
43,813	Series 2022-1, Class A, 2.030% due 10/15/29(b)	43,251
87,058	Series 2022-3, Class A, 6.060% due 3/15/30(b)	86,954
304,333	Series 2023-3, Class A, 7.600% due 12/16/30(b)	306,037
209,089	Series 2023-5, Class A, 7.179% due 4/15/31(b)	209,719
460,859	Series 2023-7, Class A, 7.228% due 7/15/31(b)	462,824
360,952	PRET LLC, Series 2021-NPL3, Class A1, step bond to yield, 1.868% due 7/25/51(b)	347,717
332,575	Prosper Marketplace Issuance Trust, Series 2023-1A, Class A, 7.060% due 7/16/29(b)	334,135
1,000,000	RRX 3 Ltd., Series 2021-3A, Class A1, 6.896% (3-Month TSFR + 1.582%) due 4/15/34(a)(b)	1,000,000
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$2,000,000	Sound Point CLO Ltd., Series 2024-38A, Class A1, 0.000% (3-Month TSFR + 1.600%) due 2/20/37(a)(b)(d)(f)	$2,001,058
1,000,000	Sound Point CLO VI-R Ltd., Series 2014-2RA, Class A, 6.829% (3-Month TSFR + 1.512%) due 10/20/31(a)(b)	1,001,893
373,720	Sound Point CLO XVIII Ltd., Series 2017-4A, Class A1, 6.699% (3-Month TSFR + 1.382%) due 1/21/31(a)(b)	374,341
843,199	Steele Creek CLO Ltd., Series 2018-2A, Class A, 6.781% (3-Month TSFR + 1.462%) due 8/18/31(a)(b)	845,232
177,878	STWD Ltd., Series 2021-FL2, Class A, 6.636% (1-Month TSFR + 1.314%) due 4/18/38(a)(b)	173,906
250,000	Tesla Auto Lease Trust, Series 2021-B, Class B, 0.910% due 9/22/25(b)	246,624
256,072	Theorem Funding Trust, Series 2023-1A, Class A, 7.580% due 4/15/29(b)	257,905
	THL Credit Wind River CLO Ltd.:
2,000,000	Series 2017-1A, Class ARR, 6.620% (3-Month TSFR + 1.322%) due 4/18/36(a)(b)	1,990,211
1,300,000	Series 2019-1A, Class AR, 6.739% (3-Month TSFR + 1.422%) due 7/20/34(a)(b)	1,302,050
135,502	TRTX Issuer Ltd., Series 2021-FL4, Class A, 6.636% (1-Month TSFR + 1.314%) due 3/15/38(a)(b)	133,151
205,000	Vantage Data Centers Issuer LLC, Series 2021-1A, Class A2, 2.165% due 10/15/46(b)	185,664
365,953	VCAT LLC, Series 2021-NPL4, Class A1, step bond to yield, 1.868% due 8/25/51(b)	353,191
600,000	Vibrant CLO IV Ltd., Series 2016-4A, Class A1RR, 6.699% (3-Month TSFR + 1.382%) due 7/20/32(a)(b)	600,582
341,864	Vibrant CLO VIII Ltd., Series 2018-8A, Class A1A, 6.719% (3-Month TSFR + 1.402%) due 1/20/31(a)(b)	342,421
150,000	VMC Finance LLC, Series 2022-FL5, Class A, 7.224% (SOFR30A + 1.900%) due 2/18/39(a)(b)	145,947
296,029	VOLT XCII LLC, Series 2021-NPL1, Class A1, step bond to yield, 4.893% due 2/27/51(b)	288,770
215,441	VOLT XCIV LLC, Series 2021-NPL3, Class A1, step bond to yield, 2.240% due 2/27/51(b)	210,543
469,532	VOLT XCIX LLC, Series 2021-NPL8, Class A1, step bond to yield, 2.116% due 4/25/51(b)	455,959
1,000,000	Wellfleet CLO Ltd., Series 2020-2A, Class AR, 6.796% (3-Month TSFR + 1.482%) due 7/15/34(a)(b)	1,001,506
325,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class A2, 6.230% due 1/15/27(b)	326,467
	TOTAL ASSET-BACKED SECURITIES (Cost – $45,879,000)	45,827,712
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 9.3%
$181,570	Angel Oak Mortgage Trust, Series 2020-6, Class A1, 1.261% due 5/25/65(a)(b)	$161,033
183,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class A2, 2.023% due 6/15/54(b)	170,115
	BANK:
1,250,069	Series 2017-BNK4, Class XA, 1.335% due 5/15/50(a)(g)	39,712
1,632,146	Series 2017-BNK6, Class XA, 0.767% due 7/15/60(a)(g)	31,410
	BBCMS Mortgage Trust:
200,000	Series 2019-BWAY, Class A, 6.388% (1-Month TSFR + 1.070%) due 11/15/34(a)(b)	139,131
300,000	Series 2024-C24, Class A1, 5.229% due 2/15/57	298,451
	Benchmark Mortgage Trust:
9,827,082	Series 2018-B4, Class XA, 0.456% due 7/15/51(a)(g)	140,346
3,657,505	Series 2020-B16, Class XA, 0.922% due 2/15/53(a)(g)	149,404
82,625	Series 2021-B27, Class A1, 0.725% due 7/15/54	77,761
44,961	BHP Trust, Series 2019-BXHP, Class A, 6.340% (1-Month TSFR + 1.022%) due 8/15/36(a)(b)	44,863
320,000	BLP Commercial Mortgage Trust, Series 2024-IND2, Class A, 6.642% (1-Month TSFR + 1.342%) due 3/15/41(a)(b)	319,746
222,653	BMO Mortgage Trust, Series 2023-C5, Class A1, 5.740% due 6/15/56	223,649
208,000	BPR Trust, Series 2021-TY, Class A, 6.482% (1-Month TSFR + 1.164%) due 9/15/38(a)(b)	205,715
	BRAVO Residential Funding Trust:
524,719	Series 2021-A, Class A1, step bond to yield, 4.991% due 10/25/59(b)	516,622
816,700	Series 2022-RPL1, Class A1, 2.750% due 9/25/61(a)(b)	730,777
562,056	Series 2023-NQM5, Class A1, step bond to yield, 6.505% due 6/25/63(b)	565,778
	BX Commercial Mortgage Trust:
141,057	Series 2021-21M, Class A, 6.162% (1-Month TSFR + 0.844%) due 10/15/36(a)(b)	139,735
100,000	Series 2021-CIP, Class A, 6.353% (1-Month TSFR + 1.035%) due 12/15/38(a)(b)	98,750
325,006	Series 2021-VINO, Class A, 6.085% (1-Month TSFR + 0.767%) due 5/1/38(a)(b)	321,769
208,000	Series 2021-VOLT, Class B, 6.382% (1-Month TSFR + 1.064%) due 9/15/36(a)(b)	204,880
320,591	Series 2021-XL2, Class A, 6.121% (1-Month TSFR + 0.803%) due 10/15/38(a)(b)	317,385
161,016	Series 2022-LP2, Class A, 6.331% (1-Month TSFR + 1.013%) due 2/15/39(a)(b)	159,859
247,216	BX Mortgage Trust, Series 2022-MVRK, Class A, 6.785% (1-Month TSFR + 1.467%) due 3/15/39(a)(b)	245,207
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$80,656	BX Trust, Series 2019-CALM, Class A, 6.308% (1-Month TSFR + 0.990%) due 11/15/32(a)(b)	$80,530
1,316,996	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.222% due 5/10/50(a)(g)	38,016
287,000	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class XB, 0.895% due 6/15/50(a)(g)	7,064
	Citigroup Commercial Mortgage Trust:
275,000	Series 2014-GC23, Class A4, 3.622% due 7/10/47	272,120
244,000	Series 2015-GC27, Class A5, 3.137% due 2/10/48	239,388
200,000	Series 2015-P1, Class A5, 3.717% due 9/15/48	193,904
248,000	Series 2016-P3, Class A3, 3.063% due 4/15/49	238,492
400,000	Series 2016-P3, Class A4, 3.329% due 4/15/49	379,781
200,000	Series 2016-P4, Class A4, 2.902% due 7/10/49	187,062
252,125	Series 2017-P7, Class A3, 3.442% due 4/14/50	239,906
2,845	COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853% due 3/25/65(a)(b)	2,830
118,860	COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A1, 0.857% due 5/25/65(a)(b)	100,359
671,163	COLT Trust, Series 2021-RPL1, Class A1, 1.665% due 9/25/61(a)(b)	586,535
227,000	Commercial Mortgage Trust, Series 2018-HCLV, Class A, 6.614% (1-Month TSFR + 1.296%) due 9/15/33(a)(b)	212,264
982,958	Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, 6.372% (SOFR30A + 1.050%) due 1/25/44(a)(b)	983,182
398,727	Credit Suisse Commercial Mortgage Capital Trust, Series 2020-RPL3, Class A1, 4.075% due 3/25/60(a)(b)	397,100
	Credit Suisse Mortgage Capital Certificates:
339,156	Series 2019-ICE4, Class A, 6.345% (1-Month TSFR + 1.027%) due 5/15/36(a)(b)	339,159
1,750,645	Series 2019-ICE4, Class B, 6.595% (1-Month TSFR + 1.277%) due 5/15/36(a)(b)	1,750,365
996,184	Cross Mortgage Trust, Series 2024-H1, Class A1, step bond to yield, 6.085% due 12/25/68(b)	993,060
	CSAIL Commercial Mortgage Trust:
564,783	Series 2017-C8, Class XA, 1.067% due 6/15/50(a)(g)	15,160
4,049,454	Series 2017-CX10, Class XA, 0.747% due 11/15/50(a)(g)	80,244
3,031,761	Series 2018-CX12, Class XA, 0.544% due 8/15/51(a)(g)	62,070
235,395	Series 2019-C16, Class A1, 2.360% due 6/15/52	233,446
	DBJPM Mortgage Trust:
200,000	Series 2016-C3, Class A5, 2.890% due 8/10/49	185,883
300,000	Series 2020-C9, Class A2, 1.900% due 8/15/53	280,769
1,134,972	Ellington Financial Mortgage Trust, Series 2022-3, Class A1, step bond to yield, 5.000% due 8/25/67(b)	1,110,873
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$149,826	ELP Commercial Mortgage Trust, Series 2021-ELP, Class A, 6.133% (1-Month TSFR + 0.815%) due 11/15/38(a)(b)	$148,327
208,996	EQUS Mortgage Trust, Series 2021-EQAZ, Class A, 6.187% (1-Month TSFR + 0.869%) due 10/15/38(a)(b)	207,167
320,366	Extended Stay America Trust, Series 2021-ESH, Class A, 6.512% (1-Month TSFR + 1.194%) due 7/15/38(a)(b)	319,967
1,291,492	Federal Home Loan Mortgage Corp. (FHLMC), REMICS, Series 4987, Class BF, 5.836% (SOFR30A + 0.514%) due 6/25/50(a)	1,253,278
229,980	Federal National Mortgage Association (FNMA) REMICS, Series 2019-43, Class FD, 5.836% (SOFR30A + 0.514%) due 8/25/49(a)	223,013
	Federal National Mortgage Association (FNMA), Aces:
1,105,630	Series 2020-M49, Class 1A1, 1.255% due 11/25/30(a)	985,582
168,451	Series 2021-M7, Class A1, 1.726% due 3/25/31(a)	150,957
1,573,493	Federal National Mortgage Association (FNMA), REMICS, Series 2019-14, Class FA, 5.836% (SOFR30A + 0.514%) due 4/25/49(a)	1,551,372
867,943	GCAT Trust, Series 2022-NQM4, Class A1, step bond to yield, 5.269% due 8/25/67(b)	855,058
212,415	GPMT Ltd., Series 2021-FL3, Class A, 6.684% (1-Month TSFR + 1.364%) due 7/16/35(a)(b)	199,748
	Great Wolf Trust:
184,000	Series 2019-WOLF, Class A, 6.666% (1-Month TSFR + 1.348%) due 12/15/36(a)(b)	183,885
320,000	Series 2024-WOLF, Class A, 6.842% (1-Month TSFR + 1.542%) due 3/15/39(a)(b)(f)	319,800
250,000	GS Mortgage Securities Corp. II, Series 2023-SHIP, Class A, 4.322% due 9/10/38(a)(b)	242,047
208,000	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class A, 6.382% (1-Month TSFR + 1.064%) due 10/15/36(a)(b)	205,015
	GS Mortgage Securities Trust:
237,000	Series 2015-GC34, Class A4, 3.506% due 10/10/48	225,202
3,610,900	Series 2016-GS4, Class XA, 0.562% due 11/10/49(a)(g)	42,884
1,684,206	Series 2017-GS6, Class XA, 1.009% due 5/10/50(a)(g)	43,565
3,190,977	Series 2017-GS8, Class XA, 0.937% due 11/10/50(a)(g)	84,637
250,000	IMT Trust, Series 2017-APTS, Class AFX, 3.478% due 6/15/34(b)	247,406
	JP Morgan Chase Commercial Mortgage Securities Trust:
577,679	Series 2014-C20, Class XA, 0.677% due 7/15/47(a)(g)	40
285,000	Series 2016-JP2, Class A4, 2.822% due 8/15/49	267,278
4,075,000	Series 2020-MKST, Class XCP, —% due 12/15/36(a)(b)(d)(g)	41
	JPMBB Commercial Mortgage Securities Trust:
29,039	Series 2014-C18, Class A5, 4.079% due 2/15/47	28,938
334,000	Series 2014-C21, Class A5, 3.775% due 8/15/47	331,512
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$236,132	Series 2015-C31, Class A3, 3.801% due 8/15/48	$227,589
782,218	Series 2015-C32, Class XA, 1.113% due 11/15/48(a)(g)	7,226
200,000	Series 2016-C1, Class A5, 3.576% due 3/17/49	191,594
220,000	KREF Ltd., Series 2021-FL2, Class B, 7.086% (1-Month TSFR + 1.764%) due 2/15/39(a)(b)	196,964
	Legacy Mortgage Asset Trust:
212,168	Series 2020-GS4, Class A1, step bond to yield, 6.250% due 2/25/60(b)	213,091
354,371	Series 2021-GS4, Class A1, step bond to yield, 1.650% due 11/25/60(b)	339,255
84,502	Series 2021-SL1, Class A, 1.991% due 9/25/60(a)(b)	84,089
257,392	LFT CRE Ltd., Series 2021-FL1, Class A, 6.602% (1-Month TSFR + 1.284%) due 6/15/39(a)(b)	252,604
99,522	Med Trust, Series 2021-MDLN, Class A, 6.382% (1-Month TSFR + 1.064%) due 11/15/38(a)(b)	98,776
641,062	MFA Trust, Series 2023-NQM3, Class A1, step bond to yield, 6.617% due 7/25/68(b)	644,745
285,218	MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, 6.233% (1-Month TSFR + 0.915%) due 4/15/38(a)(b)	283,346
281,187	MHC Trust, Series 2021-MHC2, Class A, 6.282% (1-Month TSFR + 0.964%) due 5/15/38(a)(b)	279,429
190,527	MHP, Series 2022-MHIL, Class A, 6.132% (1-Month TSFR + 0.815%) due 1/15/27(a)(b)	188,384
	Morgan Stanley Bank of America Merrill Lynch Trust:
237,136	Series 2014-C17, Class A5, 3.741% due 8/15/47	235,303
253,000	Series 2015-C23, Class AS, 4.004% due 7/15/50(a)	244,231
	Morgan Stanley Capital I Trust:
1,148,985	Series 2016-UB11, Class XA, 1.436% due 8/15/49(a)(g)	31,269
3,434,160	Series 2016-UB12, Class XA, 0.648% due 12/15/49(a)(g)	48,784
237,000	Series 2016-UBS9, Class A4, 3.594% due 3/15/49	226,393
809,460	Series 2017-H1, Class XA, 1.305% due 6/15/50(a)(g)	20,941
184,000	Series 2021-L6, Class A2, 2.126% due 6/15/54(a)	158,615
209,308	MSC Trust, Series 2021-ILP, Class A, 6.210% (1-Month TSFR + 0.892%) due 11/15/36(a)(b)	207,215
	New Residential Mortgage Loan Trust:
1,022,651	Series 2019-RPL3, Class A1, 2.750% due 7/25/59(a)(b)	960,205
128,220	Series 2020-NQM1, Class A2, 2.718% due 1/26/60(a)(b)	117,210
326,585	NYMT Loan Trust, Series 2020-SP2, Class A1, 5.944% due 10/25/60(a)(b)	325,435
	OBX Trust:
616,099	Series 2022-NQM1, Class A1, 2.305% due 11/25/61(a)(b)	526,496
864,636	Series 2023-NQM1, Class A1, 6.120% due 11/25/62(a)(b)	861,624
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$197,506	OPG Trust, Series 2021-PORT, Class A, 5.916% (1-Month TSFR + 0.598%) due 10/15/36(a)(b)	$194,543
338,889	PFP Ltd., Series 2021-8, Class A, 6.435% (1-Month TSFR + 1.114%) due 8/9/37(a)(b)	336,578
432,265	PRPM LLC, Series 2021-4, Class A1, step bond to yield, 1.867% due 4/25/26(b)	420,816
200,941	SREIT Trust, Series 2021-MFP, Class A, 6.163% (1-Month TSFR + 0.845%) due 11/15/38(a)(b)	200,032
320,000	TRTX Issuer Ltd., Series 2022-FL5, Class A, 6.975% (SOFR30A + 1.650%) due 2/15/39(a)(b)	316,000
816,540	UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.527% due 6/15/50(a)(g)	29,975
	Velocity Commercial Capital Loan Trust:
915,870	Series 2021-2, Class A, 1.520% due 8/25/51(a)(b)	763,735
349,563	Series 2021-2, Class M1, 1.820% due 8/25/51(a)(b)	288,841
	Verus Securitization Trust:
237,864	Series 2019-INV2, Class A3, 4.219% due 7/25/59(a)(b)	226,605
17,191	Series 2020-2, Class A1, 2.226% due 5/25/60(a)(b)	16,932
513,649	Series 2021-7, Class A1, 1.829% due 10/25/66(a)(b)	438,533
181,675	Series 2021-R1, Class A2, 1.057% due 10/25/63(a)(b)	164,038
515,349	Series 2023-1, Class A1, step bond to yield, 5.850% due 12/25/67(b)	512,045
650,483	Series 2023-INV2, Class A1, step bond to yield, 6.443% due 8/25/68(b)	653,962
694,190	Series 2024-1, Class A1, 5.712% due 1/25/69(a)(b)	690,504
1,500,000	Series 2024-2, Class A1, 6.095% due 2/25/69(b)	1,500,862
80,475	Vista Point Securitization Trust, Series 2020-2, Class A1, 1.475% due 4/25/65(a)(b)	72,882
	Wells Fargo Commercial Mortgage Trust:
320,000	Series 2015-C28, Class A4, 3.540% due 5/15/48	310,597
236,000	Series 2015-C30, Class A4, 3.664% due 9/15/58	227,998
2,149,467	Series 2015-LC22, Class XA, 0.735% due 9/15/58(a)(g)	18,844
4,313,684	Series 2015-NXS2, Class XA, 0.590% due 7/15/58(a)(g)	23,375
325,000	Series 2016-C33, Class A4, 3.426% due 3/15/59	309,807
185,000	Series 2021-C60, Class A2, 2.042% due 8/15/54	172,660
57,265	Series 2021-SAVE, Class A, 6.582% (1-Month TSFR + 1.264%) due 2/15/40(a)(b)	56,907
250,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752% due 9/15/57	245,064
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $41,038,074)	37,791,327
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
U.S. GOVERNMENT OBLIGATIONS – 7.4%
	U.S. Treasury Notes:
$3,130,000	4.250% due 5/31/25	$3,104,324
1,680,000	4.625% due 6/30/25	1,674,684
3,690,000	5.000% due 10/31/25	3,703,837
4,020,000	4.875% due 11/30/25	4,029,737
4,390,000	4.250% due 12/31/25	4,355,703
3,780,000	4.250% due 1/31/26	3,751,798
1,840,000	4.625% due 10/15/26	1,846,037
1,230,000	4.625% due 11/15/26	1,234,613
2,490,000	4.375% due 12/15/26	2,484,942
2,840,000	4.000% due 1/15/27	2,806,719
1,000,000	4.375% due 11/30/28	1,004,219
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $30,050,129)	29,996,613
SENIOR LOANS – 5.3%
3,936,898	Cengage Learning Inc., 10.326% (3-Month USD-SOFR + 4.750%) due 7/14/26	3,934,457
4,817,435	First Brands Group LLC, 10.574% (3-Month USD-SOFR + 5.000%) due 3/30/27	4,821,433
2,656,624	Getty Images Inc., 9.948% (3-Month USD-SOFR + 4.500%) due 2/19/26	2,650,806
	K&N Parent Inc.:
2,909,877	13.441% due 2/3/27(c)(d)	2,895,327
3,244,649	8.691% (1-Month USD-SOFR + 3.250%) due 8/16/27	2,563,273
2,695,935	Lealand Finance Co. BV, 8.441% (1-Month USD-SOFR + 3.000%) due 6/28/24	1,347,968
3,195,567	Lions Gate Capital Holdings LLC, 7.676% (1-Month USD-SOFR + 2.250%) due 3/24/25	3,188,920
	TOTAL SENIOR LOANS (Cost – $25,790,955)	21,402,184
MORTGAGE-BACKED SECURITIES – 0.6%
FHLMC – 0.1%
	Freddie Mac Pool:
175,675	3.000% due 5/1/42	153,946
199,911	3.500% due 10/1/42	181,415
	TOTAL FHLMC	335,361
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – 0.5%
	Federal National Mortgage Association (FNMA) Pool:
$198,693	3.000% due 5/1/42	$175,801
1,400,000	4.810% due 9/1/29	1,397,409
489,629	5.000% due 8/1/43	482,201
	TOTAL FNMA	2,055,411
	TOTAL MORTGAGE-BACKED SECURITIES (Cost – $2,427,218)	2,390,772
SOVEREIGN BONDS – 0.3%
Colombia – 0.1%
200,000	Colombia Government International Bond, 4.500% due 1/28/26	194,566
Dominican Republic – 0.0%
100,000	Dominican Republic International Bond, 5.500% due 1/27/25	99,350
Paraguay – 0.1%
300,000	Paraguay Government International Bond, 4.700% due 3/27/27	290,250
Peru – 0.1%
200,000	Corp. Financiera de Desarrollo SA, 5.250% due 7/15/29(a)	197,500
South Africa – 0.0%
200,000	Republic of South Africa Government International Bond, 4.875% due 4/14/26	194,496
	TOTAL SOVEREIGN BONDS (Cost – $1,001,772)	976,162
Shares/Units
EXCHANGE TRADED FUND (ETF) – 18.5%
1,579,795	iShares Core 1-5 Year USD Bond(h) (Cost – $73,668,280)	74,771,696
PREFERRED STOCKS – 1.3%
FINANCIAL – 1.3%
Diversified Financial Services – 1.0%
164,056	SWK Holdings Corp., 9.000%	4,116,165
Equity Real Estate Investment Trusts (REITs) – 0.3%
45,017	Gladstone Land Corp., 5.000%	1,076,356
	TOTAL FINANCIAL	5,192,521
	TOTAL PREFERRED STOCKS (Cost – $5,165,667)	5,192,521
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – 1.2%
CONSUMER NON-CYCLICAL – 0.0%
Healthcare-Services – 0.0%
161,689	UpHealth Inc.*	$63,075
DIVERSIFIED – 1.0%
Holding Companies-Diversified – 1.0%
25,927	Berenson Acquisition Corp. I*(c)(d)	—
250,000	Cartesian Growth Corp. II, Class A Shares*	2,772,500
46,400	Legato Merger Corp. III*	468,176
103,700	Trailblazer Merger Corp. I*	1,091,961
	Total Holding Companies-Diversified	4,332,637
	TOTAL DIVERSIFIED	4,332,637
FINANCIAL – 0.2%
Financial Services – 0.2%
16,305	Alpha Partners Technology*(c)(d)	2,801
273,338	K&N Holdco LLC*(c)(d)	615,010
12,300	Revelstone Capital Acquisition Corp.*(c)(d)	30
	Total Financial Services	617,841
	TOTAL FINANCIAL	617,841
	TOTAL COMMON STOCKS (Cost – $4,695,567)	5,013,553
WARRANTS – 0.0%
BASIC MATERIALS – 0.0%
Iron/Steel – 0.0%
26,954,480	Tacora Resources Inc.*(c)	—
DIVERSIFIED – 0.0%
Holding Companies-Diversified – 0.0%
43,327	Leafly Holdings Inc.*(d)	1,101
	TOTAL WARRANTS (Cost – $0)	1,101
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $390,074,101)	374,184,024
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 11.7%
COMMERCIAL PAPER – 0.4%
$1,736,000	VF Corp., 6.260% due 3/25/24(i) (Cost – $1,728,825)	$1,729,445
CORPORATE NOTE – 0.4%
1,468,461	Tacora Resources Inc., 13.000% due 11/3/23(b)(c)(d)(j) (Cost – $1,468,631)	1,468,461
TIME DEPOSITS – 7.2%
21,321,648	Citibank – New York, 4.680% due 3/1/24	21,321,648
7,893,273	Sumitomo Mitsui Banking Corp. – Tokyo, 4.680% due 3/1/24	7,893,273
	TOTAL TIME DEPOSITS (Cost – $29,214,921)	29,214,921
U.S. GOVERNMENT OBLIGATIONS – 3.7%
	U.S. Treasury Bills:
13,200,000	5.291% due 5/2/24(i)	13,080,184
1,910,000	5.207% due 5/16/24(i)	1,888,883
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $14,970,984)	14,969,067
	TOTAL SHORT-TERM INVESTMENTS (Cost – $47,383,361)	47,381,894
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.2%
MONEY MARKET FUND – 0.2%
722,785	Federated Government Obligations Fund, Premier Class, 5.162%(k) (Cost – $722,785)	722,785
	TOTAL INVESTMENTS – 104.4% (Cost – $438,180,247)	422,288,703
	Liabilities in Excess of Other Assets – (4.4)%	(17,982,692)
	TOTAL NET ASSETS – 100.0%	$404,306,011

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2024.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $138,659,600 and represents 34.30% of net assets.

(c)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $27,000,554 and represents 6.68% of net assets.

(e)
Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (continued)

(f)
When-Issued or delayed delivery security.

(g)
Interest only security.

(h)
All or a portion of this security is on loan (See Note 5).

(i)
Rate shown represents yield-to-maturity.

(j)
Security is currently in default.

(k)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
CLO
 —    Collateralized Loan Obligation

CMT
 —    Constant Maturity Treasury Index

EURIBOR
 —    Euro Interbank Offered Rate

LLC
 —    Limited Liability Company

LP
 —    Limited Partnership

MFA
 —    Mortgage Finance Authority

PLC
 —    Public Limited Company

REMICS
 —    Real Estate Mortgage Investment Conduit

SOFR
 —    Secured Overnight Financing Rate

STIBOR
 —    Stockholm Interbank Offered Rate

TSFR
 —    CME Term SOFR Reference Rate

Summary of Investments by Security Type^
Corporate Bonds & Notes	35.7%
Exchange Traded Fund (ETF)	17.7
Asset-Backed Securities	10.9
Collateralized Mortgage Obligations	8.9
U.S. Government Obligations	7.1
Senior Loans	5.1
Preferred Stocks	1.2
Common Stocks	1.2
Mortgage-Backed Securities	0.6
Sovereign Bonds	0.2
Warrants	0.0*
Short-Term Investments	11.2
Money Market Fund	0.2
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Low Duration Fixed Income Fund (concluded)

At February 29, 2024, Destinations Low Duration Fixed Income Fund had open forward foreign currency contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Swedish Krona	4,870,000	BBH	$470,024	3/15/24	$—	$(1,177)	$(1,177)
Contracts to Sell:
Euro	14,950,000	BBH	16,165,133	3/15/24	$—	$(48,286)	$(48,286)
Swedish Krona	52,300,000	BBH	5,047,693	3/15/24	—	(27,454)	(27,454)
					$—	$(75,740)	$(75,740)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$—	$(76,917)	$(76,917)
Counterparty Abbreviations used in this schedule:
BBH
 —    Brown Brothers Harriman & Co.

Currency Abbreviations used in this schedule:
EUR
 —    Euro

SEK
 —    Swedish Krona

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 69.3%
Australia – 1.2%
$8,018,000	Infrabuild Australia Pty Ltd., Senior Secured Notes, 14.500% due 11/15/28(a)(b)	$8,248,518
1,800,000	QBE Insurance Group Ltd., Subordinated Notes, 6.750% (USD Swap Rate + 4.300%) due 12/2/44(c)	1,798,904
	Total Australia	10,047,422
Bermuda – 0.8%
200,000	Aegon Ltd., Subordinated Notes, 5.500% (6-Month USD-SOFR + 3.540%) due 4/11/48(c)	192,096
335,532	Digicel Group Holdings Ltd., Senior Secured Notes, zero coupon, due 12/31/30(a)(b)(d)	65,211
2,100,000	Geopark Ltd., Company Guaranteed Notes, 5.500% due 1/17/27	1,903,058
4,185,000	Inkia Energy Ltd., Senior Unsecured Notes, 5.875% due 11/9/27	4,059,450
	Total Bermuda	6,219,815
Brazil – 1.3%
5,700,000	Banco do Brasil SA, Junior Subordinated Notes, 6.250% (5-Year CMT Index + 4.398%)(c)(e)	5,712,255
1,400,000	Banco do Estado do Rio Grande do Sul SA, Subordinated Notes, 5.375% (5-Year CMT Index + 4.928%) due 1/28/31(c)	1,342,600
1,500,000	Itau Unibanco Holding SA, Junior Subordinated Notes, 4.625% (5-Year CMT Index + 3.222%)(c)(e)	1,390,850
2,517,957	Prumo Participacoes e Investimentos S/A, Senior Secured Notes, 7.500% due 12/31/31	2,516,274
	Total Brazil	10,961,979
British Virgin Islands – 0.1%
950,000	Gold Fields Orogen Holdings BVI Ltd., Company Guaranteed Notes, 5.125% due 5/15/24	946,847
Canada – 2.9%
200,000	Bank of Montreal, Junior Subordinated Notes, 7.700% (1-Month TSFR + 3.452%) due 5/26/84(a)(c)	200,000
205,000	Bank of Nova Scotia, Junior Subordinated Notes, 8.000% (5-Year CMT Index + 4.017%) due 1/27/84(c)	207,010
3,800,000	Canacol Energy Ltd., Company Guaranteed Notes, 5.750% due 11/24/28	2,584,380
10,024,000	Cannabist Co. Holdings Inc., Senior Secured Notes, 9.500% due 2/3/26	8,470,280
1,135,000	Emera Inc., Junior Subordinated Notes, 6.750% (3-Month USD-SOFR + 5.440%) due 6/15/76(c)	1,112,175
	Enbridge Inc., Subordinated Notes:
200,000	6.000% (3-Month TSFR + 4.152%) due 1/15/77(c)	194,332
315,000	5.500% (3-Month TSFR + 3.680%) due 7/15/77(c)	292,878
735,000	5.750% (5-Year CMT Index + 5.314%) due 7/15/80(c)	685,533
575,000	7.625% (5-Year CMT Index + 4.418%) due 1/15/83(c)	582,317
700,000	Enbridge, Inc., Subordinated Notes, 8.500% (5-Year CMT Index + 4.431%) due 1/15/84(c)	746,423
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Canada – (continued)
$6,300,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25	$6,213,753
1,000,000	MEGlobal Canada ULC, Company Guaranteed Notes, 5.000% due 5/18/25(b)	986,310
400,000	Toronto-Dominion Bank, Junior Subordinated Notes, 8.125% (5-Year CMT Index + 4.075%) due 10/31/82(c)	416,304
	TransCanada Trust, Company Guaranteed Notes:
90,000	5.875% (3-Month USD-SOFR + 4.640%) due 8/15/76(c)	86,315
280,000	5.500% (SOFRRATE + 4.416%) due 9/15/79(c)	250,370
750,000	5.600% (5-Year CMT Index + 3.986%) due 3/7/82(c)	656,266
	Total Canada	23,684,646
Cayman Islands – 0.6%
1,171,449	Bioceanico Sovereign Certificate Ltd., Senior Secured Notes, zero coupon, due 6/5/34	847,543
500,000	Cosan Overseas Ltd., Company Guaranteed Notes, 8.250%(e)	505,000
98,552	Interoceanica IV Finance Ltd., Senior Secured Notes, zero coupon, due 11/30/25	92,245
3,272,178	Lima Metro Line 2 Finance Ltd., Senior Secured Notes, 5.875% due 7/5/34	3,215,104
728,000	Rutas 2 and 7 Finance Ltd., Senior Secured Notes, zero coupon, due 9/30/36	490,490
	Total Cayman Islands	5,150,382
Chile – 2.4%
	AES Andes SA, Junior Subordinated Notes:
800,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(b)(c)	785,204
1,000,000	7.125% (5-Year USD Swap Rate + 4.644%) due 3/26/79(c)	981,505
600,000	6.350% (5-Year CMT Index + 4.917%) due 10/7/79(c)	582,780
2,850,000	Agrosuper SA, Senior Unsecured Notes, 4.600% due 1/20/32	2,424,778
6,600,000	CAP SA, Senior Unsecured Notes, 3.900% due 4/27/31	5,164,500
3,400,000	Chile Electricity PEC SpA, Senior Secured Notes, zero coupon, due 1/25/28(b)	2,646,900
575,034	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	513,218
1,782,620	Empresa Electrica Cochrane SpA, Senior Secured Notes, 5.500% due 5/14/27	1,722,457
3,300,000	Enel Generacion Chile SA, Senior Unsecured Notes, 4.250% due 4/15/24	3,286,973
1,941,600	GNL Quintero SA, Senior Unsecured Notes, 4.634% due 7/31/29	1,905,845
	Total Chile	20,014,160
Colombia – 2.4%
250,000	Banco GNB Sudameris SA, Subordinated Notes, 7.051% (5-Year CMT Index + 4.561%) due 4/3/27(c)	237,749
7,850,000	Bancolombia SA, Subordinated Notes, 4.625% (5-Year CMT Index + 2.944%) due 12/18/29(c)	7,358,464
4,000,000	Ecopetrol SA, Senior Unsecured Notes, 6.875% due 4/29/30	3,891,605
	Empresas Publicas de Medellin ESP, Senior Unsecured Notes:
3,505,000	4.250% due 7/18/29	3,021,310
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Colombia – (continued)
$3,867,000	4.375% due 2/15/31	$3,182,307
687,440	Fideicomiso PA Pacifico Tres, Senior Secured Notes, 8.250% due 1/15/35	640,178
1,000,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 7/14/27	931,159
	Total Colombia	19,262,772
France – 0.6%
	BNP Paribas SA, Junior Subordinated Notes:
675,000	7.750% (5-Year CMT Index + 4.899%)(b)(c)(e)	679,736
275,000	8.000% (5-Year CMT Index + 3.727%)(b)(c)(e)	274,681
295,000	8.500% (5-Year CMT Index + 4.354%)(b)(c)(e)	304,210
595,000	9.250% (5-Year CMT Index + 4.969%)(b)(c)(e)	632,185
1,000,000	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(b)(c)(e)	1,019,628
	Societe Generale SA, Junior Subordinated Notes:
940,000	9.375% (5-Year CMT Index + 5.385%)(b)(c)(e)	966,442
645,000	10.000% (5-Year CMT Index + 5.448%)(b)(c)(e)	680,815
	Total France	4,557,697
Germany – 1.6%
1,438,000EUR	DEAG Deutsche Entertainment AG, Senior Unsecured Notes, 8.000% due 7/12/26	1,597,708
800,000EUR	Delivery Hero AG, Senior Unsecured Notes, 1.500% due 1/15/28	659,797
1,500,000EUR	Delivery Hero SE, Senior Unsecured Notes, 2.125% due 3/10/29	1,172,551
1,400,000	Deutsche Bank AG, Junior Subordinated Notes, 6.000% (5-Year CMT Index + 4.524%)(c)(e)	1,233,260
2,594,199EUR	Lifefit Group Midco GmbH, Senior Secured Notes, 13.422% (3-Month EURIBOR + 7.500%) due 1/26/25(f)	2,806,614
3,770,000EUR	LR Global Holding GmbH, Senior Secured Notes, 11.202% (3-Month EURIBOR + 7.250%) due 2/3/25(c)	4,105,175
1,487,000EUR	Secop Group Holding GmbH, Senior Secured Notes, 12.325% (3-Month EURIBOR + 8.400%) due 12/29/26(c)	1,643,310
	Total Germany	13,218,415
Guatemala – 0.8%
2,000,000	Banco Industrial SA, Subordinated Notes, 4.875% (5-Year CMT Index + 4.442%) due 1/29/31(a)(c)	1,919,060
4,700,000	CT Trust, Senior Secured Notes, 5.125% due 2/3/32	4,232,688
	Total Guatemala	6,151,748
India – 1.9%
	Adani Electricity Mumbai Ltd., Senior Secured Notes:
2,703,000	3.949% due 2/12/30	2,316,017
1,700,000	3.867% due 7/22/31	1,409,793
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
India – (continued)
$1,464,375	Adani International Container Terminal Pvt Ltd., Senior Secured Notes, 3.000% due 2/16/31	$1,254,746
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
3,100,000	4.000% due 7/30/27	2,832,900
800,000	4.200% due 8/4/27	735,999
2,700,000	3.828% due 2/2/32	2,214,905
	Adani Transmission Step-One Ltd., Senior Secured Notes:
2,100,000	4.000% due 8/3/26	1,969,170
2,904,500	4.250% due 5/21/36	2,469,963
250,000	Reliance Industries Ltd., Senior Unsecured Notes, 3.667% due 11/30/27	236,048
	Total India	15,439,541
Indonesia – 2.6%
3,350,000	Adaro Indonesia PT, Company Guaranteed Notes, 4.250% due 10/31/24	3,283,187
	Freeport Indonesia PT, Senior Unsecured Notes:
3,300,000	4.763% due 4/14/27	3,209,397
500,000	4.763% due 4/14/27(b)	486,272
3,300,000	5.315% due 4/14/32	3,196,486
5,605,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, Senior Unsecured Notes, 4.750% due 5/15/25	5,532,430
4,500,000	Pertamina Persero PT, Senior Unsecured Notes, 1.400% due 2/9/26	4,155,750
1,200,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Unsecured Notes, 4.125% due 5/15/27	1,147,500
	Total Indonesia	21,011,022
Isle of Man – 0.0%
205,000	AngloGold Ashanti Holdings PLC, Company Guaranteed Notes, 3.750% due 10/1/30	177,815
Italy – 1.1%
485,000	Intesa Sanpaolo SpA, Company Guaranteed Notes, 7.700% (5-Year USD Swap Rate + 5.462%)(b)(c)(e)	479,515
7,956,000EUR	Opnet SpA, Senior Secured Notes, 10.925% (3-Month EURIBOR + 6.250%) due 2/9/26(b)(c)(d)	8,565,312
	Total Italy	9,044,827
Jersey, Channel Islands – 0.7%
5,514,000EUR	Lithium Midco II Ltd., Senior Secured Notes, 10.675% (3-Month EURIBOR + 6.750%) due 7/9/25(c)	5,899,936
Luxembourg – 4.1%
4,350,000	CSN Resources SA, Company Guaranteed Notes, 5.875% due 4/8/32	3,731,570
8,057,031	Guara Norte SARL, Senior Secured Notes, 5.198% due 6/15/34	7,261,399
3,326,431EUR	Mangrove Luxco III SARL, Senior Secured Notes, 7.775% due 10/9/25(f)	3,541,595
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Luxembourg – (continued)
$1,140,902	MC Brazil Downstream Trading SARL, Senior Secured Notes, 7.250% due 6/30/31	$1,033,659
	Millicom International Cellular SA, Senior Unsecured Notes:
2,277,900	6.625% due 10/15/26	2,250,416
1,350,000	5.125% due 1/15/28	1,287,111
900,000	6.250% due 3/25/29	874,125
	Minerva Luxembourg SA, Company Guaranteed Notes:
4,300,000	4.375% due 3/18/31	3,557,414
1,000,000	8.875% due 9/13/33	1,051,700
1,200,000	8.875% due 9/13/33(b)	1,262,040
1,000,000	Movida Europe SA, Company Guaranteed Notes, 5.250% due 2/8/31	888,479
2,600,000	Nexa Resources SA, Company Guaranteed Notes, 5.375% due 5/4/27	2,508,919
2,413,000	Puffin Finance SARL, Senior Secured Notes, 15.000% due 9/11/25	2,443,163
1,095,000	Simpar Europe SA, Company Guaranteed Notes, 5.200% due 1/26/31	949,507
1,085,603	Tierra Mojada Luxembourg II SARL, Senior Secured Notes, 5.750% due 12/1/40	969,526
	Total Luxembourg	33,610,623
Malaysia – 0.4%
3,000,000	TNB Global Ventures Capital Bhd, Senior Unsecured Notes, 3.244% due 10/19/26	2,840,725
Mauritius – 0.5%
2,500,000	Network i2i Ltd., Company Guaranteed Notes, 5.650% (5-Year CMT Index + 4.274%)(c)(e)	2,475,000
2,200,000	UPL Corp., Ltd., Company Guaranteed Notes, 4.500% due 3/8/28	1,911,822
	Total Mauritius	4,386,822
Mexico – 4.6%
	Banco Mercantil del Norte SA, Junior Subordinated Notes:
6,722,000	5.875% (5-Year CMT Index + 4.643%)(c)(e)	6,392,641
900,000	6.625% (5-Year CMT Index + 5.034%)(c)(e)	788,859
257,000	7.500% (5-Year CMT Index + 5.470%)(c)(e)	251,883
4,300,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 2.720% (5-Year CMT Index + 2.000%) due 8/11/31(c)	3,750,421
1,000,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 7.525% (5-Year CMT Index + 2.995%) due 10/1/28(c)	1,034,151
	BBVA Bancomer SA, Subordinated Notes:
8,500,000	5.875% (5-Year CMT Index + 4.308%) due 9/13/34(c)	7,858,036
400,000	8.450% (5-Year CMT Index + 4.661%) due 6/29/38(c)	422,360
2,300,000	Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy, Senior Secured Notes, 7.875% due 2/15/39(b)	2,442,554
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Mexico – (continued)
$6,800,000	Cemex SAB de CV, Subordinated Notes, 5.125% (5-Year CMT Index + 4.534%)(c)(e)	$6,476,697
1,470,720	Cometa Energia SA de CV, Senior Secured Notes, 6.375% due 4/24/35	1,454,177
1,690,821	Fermaca Enterprises S de RL de CV, Senior Secured Notes, 6.375% due 3/30/38	1,633,183
3,609,113	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	3,528,420
3,300,000	Petroleos Mexicanos, Company Guaranteed Notes, 6.750% due 9/21/47	2,097,259
	Total Mexico	38,130,641
Netherlands – 3.9%
1,755,000	AerCap Holdings NV, Company Guaranteed Notes, 5.875% (5-Year CMT Index + 4.535%) due 10/10/79(c)	1,736,782
3,699,000EUR	Azerion Group NV, Senior Secured Notes, 10.643% (3-Month EURIBOR + 6.750%) due 10/2/26(c)	3,927,916
	Braskem Netherlands Finance BV, Company Guaranteed Notes:
4,200,000	7.250% due 2/13/33	3,824,502
2,300,000	8.500% (5-Year CMT Index + 8.220%) due 1/23/81(c)	2,221,142
4,967,000	Clear Channel International BV, Senior Secured Notes, 6.625% due 8/1/25(b)	4,968,291
	ING Groep NV, Junior Subordinated Notes:
735,000	5.750% (5-Year CMT Index + 4.342%)(c)(e)	691,620
400,000	6.500% (5-Year USD Swap Rate + 4.446%)(c)(e)	393,028
200,000	7.500% (5-Year CMT Index + 3.711%)(c)(e)	195,412
	Minejesa Capital BV, Senior Secured Notes:
5,764,760	4.625% due 8/10/30	5,443,864
1,700,000	5.625% due 8/10/37	1,483,250
2,536,298	Mong Duong Finance Holdings BV, Senior Secured Notes, 5.125% due 5/7/29	2,420,744
5,293,753	MV24 Capital BV, Senior Secured Notes, 6.748% due 6/1/34	4,967,304
	Total Netherlands	32,273,855
Norway – 1.6%
4,500,000NOK	Aker Horizons ASA, Senior Unsecured Notes, 7.970% (3-Month NIBOR + 3.250%) due 8/15/25(c)	415,288
29,500,000NOK	Austevoll Seafood ASA, Senior Unsecured Notes, 6.780% (3-Month NIBOR + 2.000%) due 6/21/28(c)	2,778,000
32,000,000NOK	Bulk Infrastructure Holding AS, Senior Unsecured Notes, 9.210% (3-Month NIBOR + 4.500%) due 10/15/24(c)	3,020,957
4,933,000NOK	Duett Software Group AS, Senior Secured Notes, 9.710% (3-Month NIBOR + 5.000%) due 4/12/26(c)	457,570
5,619,000EUR	Fiven ASA, Senior Secured Notes, 10.669% (3-Month EURIBOR + 6.700%) due 12/11/26(a)	6,285,571
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Norway – (continued)
$3,900,000NOK	Kistefos AS, Senior Unsecured Notes, 9.600% (3-Month NIBOR + 5.000%) due 9/13/28(a)(c)	$367,261
209,998	Kistos Energy Norway AS, Subordinated Notes, zero coupon, due 3/21/83(d)	83,999
	Total Norway	13,408,646
Panama – 0.4%
2,000,000	Global Bank Corp., Senior Unsecured Notes, 5.250% (3-Month USD-SOFR + 3.300%) due 4/16/29(c)	1,856,580
824,000	Intercorp Financial Services, Inc., Senior Unsecured Notes, 4.125% due 10/19/27	766,824
900,000	Multibank Inc., Senior Unsecured Notes, 7.750% due 2/3/28(b)	914,625
	Total Panama	3,538,029
Paraguay – 0.1%
1,200,000	Frigorifico Concepcion SA, Senior Secured Notes, 7.700% due 7/21/28	1,041,000
Peru – 3.3%
	Banco de Credito del Peru SA, Subordinated Notes:
1,900,000	3.125% (5-Year CMT Index + 3.000%) due 7/1/30(c)	1,803,744
2,800,000	3.250% (5-Year CMT Index + 2.450%) due 9/30/31(b)(c)	2,582,083
1,950,000	3.250% (5-Year CMT Index + 2.450%) due 9/30/31(c)	1,798,236
4,392,000	Banco Internacional del Peru SAA Interbank, Subordinated Notes, 4.000% (5-Year CMT Index + 3.711%) due 7/8/30(c)	4,207,764
750,000	Camposol SA, Company Guaranteed Notes, 6.000% due 2/3/27	551,250
3,000,000	Compania de Minas Buenaventura SAA, Company Guaranteed Notes, 5.500% due 7/23/26	2,884,693
3,257,059	Fenix Power Peru SA, Senior Unsecured Notes, 4.317% due 9/20/27	3,086,063
	Kallpa Generacion SA:
300,000	Company Guaranteed Notes, 4.125% due 8/16/27	283,126
2,700,000	Senior Unsecured Notes, 4.875% due 5/24/26	2,635,875
1,700,000	Minsur SA, Senior Unsecured Notes, 4.500% due 10/28/31	1,476,466
2,400,000	Orazul Energy Peru SA, Company Guaranteed Notes, 5.625% due 4/28/27	2,247,000
4,300,000	Petroleos del Peru SA, Senior Unsecured Notes, 5.625% due 6/19/47	2,926,798
1,000,000	Transportadora de Gas del Peru SA, Senior Unsecured Notes, 4.250% due 4/30/28	974,434
	Total Peru	27,457,532
Portugal – 0.0%
70,068	Invepar, zero coupon, due 12/30/28(a)(d)	—
Singapore – 2.9%
6,000,000	DBS Group Holdings Ltd., Subordinated Notes, 1.822% (5-Year CMT Index + 1.100%) due 3/10/31(c)	5,556,602
6,348,440	LLPL Capital Pte Ltd., Senior Secured Notes, 6.875% due 2/4/39	6,134,180
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Singapore – (continued)
$6,700,000	Oversea-Chinese Banking Corp., Ltd., Subordinated Notes, 1.832% (5-Year CMT Index + 1.580%) due 9/10/30(b)(c)	$6,312,541
6,400,000	United Overseas Bank Ltd., Subordinated Notes, 1.750% (5-Year CMT Index + 1.520%) due 3/16/31(c)	5,917,989
	Total Singapore	23,921,312
South Korea – 0.9%
2,700,000	Korea East-West Power Co., Ltd., Senior Unsecured Notes, 1.750% due 5/6/25	2,587,062
	KT Corp., Senior Unsecured Notes:
1,000,000	1.000% due 9/1/25	936,928
400,000	2.500% due 7/18/26	374,734
3,900,000	LG Chem Ltd., Senior Unsecured Notes, 3.250% due 10/15/24	3,840,188
	Total South Korea	7,738,912
Spain – 1.2%
	AI Candelaria Spain SA, Senior Secured Notes:
5,249,475	7.500% due 12/15/28	5,040,528
3,050,000	5.750% due 6/15/33	2,418,650
	Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes:
800,000	6.125% (5-Year USD Swap Rate + 3.870%)(c)(e)	721,568
200,000	9.375% (5-Year CMT Index + 5.099%)(c)(e)	211,048
1,400,000	Banco Santander SA, Junior Subordinated Notes, 4.750% (5-Year CMT Index + 3.753%)(c)(e)	1,193,870
	Total Spain	9,585,664
Sweden – 1.5%
22,500,000SEK	Esmaeilzadeh Holding AB, Senior Unsecured Notes, 11.595% (3-Month SEK-STIBOR + 7.500%) due 1/26/25(c)	2,027,076
	Go North Group AB:
3,880,000	Senior Secured Notes, 5.335% (SOFRRATE + 0.000%) due 2/9/26(a)(c)	3,880,000
2,750,193SEK	Senior Unsecured Notes, 15.000% due 2/2/28(a)	—
1,200,000EUR	Inteno Group AB, Senior Secured Notes, 11.462% (3-Month EURIBOR + 7.500%) due 9/6/26(c)	998,659
23,750,000SEK	Novedo Holding AB, Senior Secured Notes, 10.597% (3-Month SEK-STIBOR + 6.500%) due 11/26/24(c)	2,188,053
37,500,000SEK	Stockwik Forvaltning AB, Senior Secured Notes, 12.088% (3-Month SEK-STIBOR + 8.000%) due 3/20/26(c)	3,509,671
	Total Sweden	12,603,459
Switzerland – 0.3%
635,000	Credit Suisse Group AG, Junior Subordinated Notes, 9.750% (5-Year CMT Index + 6.383%)(b)(e)	74,612
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Switzerland – (continued)
	UBS Group AG, Junior Subordinated Notes:
$1,180,000	6.875% (5-Year USD Swap Rate + 4.590%)(c)(e)	$1,165,250
290,000	7.750% (5-Year USD Swap Rate + 4.160%)(b)(c)(e)	290,080
465,000	9.250% (5-Year CMT Index + 4.758%)(b)(c)(e)	506,310
	Total Switzerland	2,036,252
United Kingdom – 1.3%
	Barclays PLC, Junior Subordinated Notes:
360,000	6.125% (5-Year CMT Index + 5.867%)(c)(e)	342,748
900,000	8.000% (5-Year CMT Index + 5.431%)(c)(e)	884,321
235,000	9.625% (5-Year USD Swap Rate + 5.775%)(c)(e)	242,976
	HSBC Holdings PLC, Junior Subordinated Notes:
450,000	6.375% (5-Year USD 1100 Run ICE Swap Rate + 4.368%)(c)(e)	444,861
2,355,000	8.000% (5-Year CMT Index + 3.858%)(c)(e)	2,426,686
	Impala BondCo PLC:
12,500,000SEK	Senior Secured Notes, 13.080% (3-Month SEK-STIBOR + 9.000%) due 10/20/24	783,817
427,145SEK	Unsecured Notes, zero coupon,(a)(e)	26,784
	Lloyds Banking Group PLC, Junior Subordinated Notes:
755,000	7.500% (5-Year USD 1100 Run ICE Swap Rate + 4.496%)(c)(e)	743,668
600,000	8.000% (5-Year CMT Index + 3.913%)(c)(e)	590,677
2,000,000	MARB BondCo PLC, Company Guaranteed Notes, 3.950% due 1/29/31	1,622,294
	NatWest Group PLC, Junior Subordinated Notes:
600,000	6.000% (5-Year CMT Index + 5.625%)(c)(e)	582,570
470,000	8.000% (5-Year USD Swap Rate + 5.720%)(c)(e)	474,982
240,000	Standard Chartered PLC, Junior Subordinated Notes, 6.000% (5-Year CMT Index + 5.661%)(b)(c)(e)	236,341
188,000	Vedanta Resources Ltd., Company Guaranteed Notes, 13.875% due 12/9/28	169,388
	Vodafone Group PLC, Junior Subordinated Notes:
685,000	7.000% (5-Year USD Swap Rate + 4.873%) due 4/4/79(c)	701,937
250,000	4.125% (5-Year CMT Index + 2.767%) due 6/4/81(c)	213,514
	Total United Kingdom	10,487,564
United States – 21.3%
7,321,000	99 Escrow Issuer Inc., Senior Secured Notes, 7.500% due 1/15/26(b)	2,414,938
820,000	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month TSFR + 4.562%) due 6/15/45(b)(c)	813,196
580,000	Air Lease Corp., Junior Subordinated Notes, 4.650% (5-Year CMT Index + 4.076%)(c)(e)	543,554
915,000	Ally Financial Inc., Junior Subordinated Notes, 4.700% (5-Year CMT Index + 3.481%)(c)(e)	743,667
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$250,000	American AgCredit Corp., Junior Subordinated Notes, 5.250% (5-Year CMT Index + 4.500%)(b)(c)(e)	$233,750
160,000	American Electric Power Co., Inc., Junior Subordinated Notes, 3.875% (5-Year CMT Index + 2.675%) due 2/15/62(c)	142,326
465,000	American Express Co., Junior Subordinated Notes, 3.550% (5-Year CMT Index + 2.854%)(c)(e)	419,533
1,682,000	American Greetings Corp., Company Guaranteed Notes, 8.750% due 4/15/25(b)	1,684,102
160,000	American International Group Inc., Junior Subordinated Notes, 5.750% (3-Month USD-SOFR + 2.868%) due 4/1/48(c)	157,185
1,200,000	Assurant Inc., Subordinated Notes, 7.000% (3-Month USD-SOFR + 4.135%) due 3/27/48(c)	1,215,451
969,000	Assured Guaranty Municipal Holdings Inc., Company Guaranteed Notes, 6.400% (1-Month USD-SOFR + 2.215%) due 12/15/66(b)(c)	887,882
311,000	AXIS Specialty Finance LLC, Company Guaranteed Notes, 4.900% (5-Year CMT Index + 3.186%) due 1/15/40(c)	272,039
	Bank of America Corp., Junior Subordinated Notes:
355,000	4.375% (5-Year CMT Index + 2.760%)(c)(e)	327,780
200,000	6.100% (3-Month TSFR + 4.160%)(c)(e)	199,865
580,000	6.250% (3-Month TSFR + 3.967%)(c)(e)	578,457
1,300,000	6.300% (3-Month TSFR + 4.815%)(c)(e)	1,302,802
640,000	6.500% (3-Month TSFR + 4.436%)(c)(e)	639,156
500,000	Bank of New York Mellon Corp., Junior Subordinated Notes, 4.700% (5-Year CMT Index + 4.358%)(c)(e)	489,541
133,000	Briggs & Stratton Corp., Senior Unsecured Notes, 6.875% due 3/15/24(a)(g)	—
9,250,000	BuzzFeed Inc., Company Guaranteed Notes, 8.500% due 12/3/26(b)	7,908,750
280,000	Capital Farm Credit ACA, Junior Subordinated Notes, 5.000% (5-Year CMT Index + 4.523%)(b)(c)(e)	264,600
685,000	Capital One Financial Corp., Junior Subordinated Notes, 3.950% (5-Year CMT Index + 3.157%)(c)(e)	602,725
	Charles Schwab Corp., Junior Subordinated Notes:
610,000	4.000% (5-Year CMT Index + 3.168%)(c)(e)	561,848
150,000	5.000% (5-Year CMT Index + 3.256%)(c)(e)	138,378
850,000	5.375% (5-Year CMT Index + 4.971%)(c)(e)	838,241
	Citigroup Inc., Junior Subordinated Notes:
265,000	4.150% (5-Year CMT Index + 3.000%)(c)(e)	238,825
400,000	5.000% (SOFRRATE + 3.813%)(c)(e)	394,841
1,104,000	5.950% (3-Month TSFR + 4.167%)(c)(e)	1,094,565
1,225,000	6.250% (3-Month TSFR + 4.779%)(c)(e)	1,219,656
280,000	7.375% (5-Year CMT Index + 3.209%)(c)(e)	286,337
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$1,420,000	Citigroup, Inc., Junior Subordinated Notes, 7.625% (5-Year CMT Index + 3.211%)(c)(e)	$1,464,294
	Citizens Financial Group Inc., Junior Subordinated Notes:
460,000	4.000% (5-Year CMT Index + 3.215%)(c)(e)	394,312
100,000	6.375% (3-Month TSFR + 3.419%)(c)(e)	94,324
883,000	Citrix Systems, Inc., Senior Secured Notes, 4.500% due 12/1/27	737,040
215,000	CMS Energy Corp., Junior Subordinated Notes, 4.750% (5-Year CMT Index + 4.116%) due 6/1/50(c)	197,007
	CoBank ACB, Junior Subordinated Notes:
1,075,000	6.250% (3-Month USD-SOFR + 4.660%)(c)(e)	1,048,125
460,000	6.450% (5-Year CMT Index + 3.487%)(c)(e)	453,062
650,000	Compeer Financial ACA, Junior Subordinated Notes, 4.875% (5-Year CMT Index + 4.095%)(b)(c)(e)	617,500
510,000	Dairy Farmers of America Inc., Junior Subordinated Notes, 7.125%(b)(e)	467,925
	Discover Financial Services, Junior Subordinated Notes:
125,000	5.500% (3-Month TSFR + 3.338%)(c)(e)	105,104
250,000	6.125% (5-Year CMT Index + 5.783%)(c)(e)	251,442
	Edison International, Junior Subordinated Notes:
245,000	5.000% (5-Year CMT Index + 3.901%)(c)(e)	232,632
300,000	5.375% (5-Year CMT Index + 4.698%)(c)(e)	289,156
	Energy Transfer LP, Junior Subordinated Notes:
660,000	6.500% (5-Year CMT Index + 5.694%)(c)(e)	639,705
44,000	7.125% (5-Year CMT Index + 5.306%)(c)(e)	42,410
210,000	8.000% (5-Year CMT Index + 4.020%) due 5/15/54(c)	218,190
360,000	Enstar Finance LLC, Company Guaranteed Notes, 5.500% (5-Year CMT Index + 4.006%) due 1/15/42(c)	324,226
615,000	Equitable Holdings Inc., Junior Subordinated Notes, 4.950% (5-Year CMT Index + 4.736%)(c)(e)	596,295
705,000	Fifth Third Bancorp, Junior Subordinated Notes, 4.500% (5-Year CMT Index + 4.215%)(c)(e)	669,813
400,000	First Citizens BancShares Inc., Junior Subordinated Notes, 9.618% (3-Month TSFR + 4.234%)(c)(e)	404,794
2,382,746	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 10.500% due 1/15/28(b)	2,436,715
	Freeport-McMoRan Inc., Company Guaranteed Notes:
3,000,000	5.000% due 9/1/27	2,949,515
2,700,000	4.125% due 3/1/28	2,561,760
6,379,000	Gap Inc., Company Guaranteed Notes, 3.875% due 10/1/31(b)	5,145,610
	General Motors Financial Co., Inc., Junior Subordinated Notes:
1,105,000	5.700% (5-Year CMT Index + 4.997%)(c)(e)	1,034,808
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$855,000	5.750% (3-Month USD-SOFR + 3.598%)(c)(e)	$794,724
3,753,000	Getty Images Inc., Company Guaranteed Notes, 9.750% due 3/1/27(b)	3,741,548
	Goldman Sachs Group Inc., Junior Subordinated Notes:
395,000	4.125% (5-Year CMT Index + 2.949%)(c)(e)	360,739
905,000	5.300% (3-Month TSFR + 4.096%)(c)(e)	894,473
809,000	5.500% (5-Year CMT Index + 3.623%)(c)(e)	799,297
980,000	7.500% (5-Year CMT Index + 3.156%)(c)(e)	1,030,493
245,000	8.437% (3-Month TSFR + 3.136%)(c)(e)	244,314
3,000,000	Gran Tierra Energy, Inc., Senior Secured Notes, 9.500% due 10/15/29(b)	2,791,305
1,500,000	Hawaii Electric Light Co., Inc.,3.280% due 12/30/40(a)(d)	855,000
1,213,297	Hawaiian Airlines 2013-1 Class A Pass-Through Certificates, Pass Thru Certificates, 3.900% due 1/15/26	1,132,597
2,435,000	Hughes Satellite Systems Corp., Senior Secured Notes, 5.250% due 8/1/26	2,080,391
1,000,000	Huntington Bancshares Inc., Junior Subordinated Notes, 5.625% (5-Year CMT Index + 4.945%)(c)(e)	905,000
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
2,226,000	4.750% due 9/15/24	2,211,886
3,193,000	6.375% due 12/15/25	3,165,140
1,549,000	6.250% due 5/15/26	1,509,409
6,165,000	IEA Energy Services LLC, Company Guaranteed Notes, 6.625% due 8/15/29(b)	5,882,707
250,000	ILFC E-Capital Trust II, Limited Guaranteed Notes, 7.436% (3-Month TSFR + 2.062%) due 12/21/65(b)(c)	198,125
10,882,000	INNOVATE Corp., Senior Secured Notes, 8.500% due 2/1/26(b)(h)	8,107,090
	JPMorgan Chase & Co., Junior Subordinated Notes:
1,565,000	3.650% (5-Year CMT Index + 2.850%)(c)(e)	1,455,307
500,000	5.000% (3-Month TSFR + 3.380%)(c)(e)	497,178
200,000	6.100% (3-Month TSFR + 3.592%)(c)(e)	199,777
1,355,000	9.348% (3-Month TSFR + 4.042%)(c)(e)	1,362,413
280,000	KeyCorp, Junior Subordinated Notes, 5.000% (3-Month TSFR + 3.868%)(c)(e)	238,566
1,655,000	Land O’ Lakes Inc., Junior Subordinated Notes, 7.250%(b)(e)	1,328,137
7,109,000	Leafly Holdings Inc., Senior Unsecured Notes, 8.000% due 1/31/25(a)(d)	6,042,650
	M&T Bank Corp., Junior Subordinated Notes:
170,000	3.500% (5-Year CMT Index + 2.679%)(c)(e)	127,500
655,000	5.125% (3-Month USD-SOFR + 3.520%)(c)(e)	572,306
825,000	Markel Group Inc., Junior Subordinated Notes, 6.000% (5-Year CMT Index + 5.662%)(c)(e)	819,412
3,572,000	Match Group Financeco 2, Inc., Company Guaranteed Notes, 0.875% due 6/15/26(b)	3,233,442
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$1,700,000	Mercury Chile Holdco LLC, Senior Secured Notes, 6.500% due 1/24/27(b)	$1,588,497
	MetLife Inc., Junior Subordinated Notes:
300,000	3.850% (5-Year CMT Index + 3.576%)(c)(e)	286,696
885,000	5.875% (3-Month TSFR + 3.221%)(c)(e)	875,838
330,000	Paramount Global, Junior Subordinated Notes, 6.375% (5-Year CMT Index + 3.999%) due 3/30/62(c)	286,275
195,000	PartnerRe Finance B LLC, Company Guaranteed Notes, 4.500% (5-Year CMT Index + 3.815%) due 10/1/50(c)	173,854
	PNC Financial Services Group Inc., Junior Subordinated Notes:
447,000	5.000% (3-Month TSFR + 3.562%)(c)(e)	423,914
500,000	6.000% (5-Year CMT Index + 3.000%)(c)(e)	483,103
400,000	6.200% (5-Year CMT Index + 3.238%)(c)(e)	393,578
865,000	6.250% (5-Year CMT Index + 2.808%)(c)(e)	816,405
400,000	8.643% (3-Month TSFR + 3.302%)(c)(e)	401,429
3,709,991	ProSomnus Holdings Inc., 9.000% due 4/6/26(a)(d)	3,188,529
330,000	Provident Financing Trust I, Limited Guaranteed Notes, 7.405% due 3/15/38	361,940
895,000	Prudential Financial Inc., Junior Subordinated Notes, 5.125% (5-Year CMT Index + 3.162%) due 3/1/52(c)	836,680
400,000	Regions Financial Corp., Junior Subordinated Notes, 5.750% (5-Year CMT Index + 5.430%)(c)(e)	388,926
	Sasol Financing USA LLC, Company Guaranteed Notes:
2,700,000	4.375% due 9/18/26	2,520,992
2,800,000	5.500% due 3/18/31	2,331,068
	SBL Holdings Inc., Junior Subordinated Notes:
1,195,000	6.500% (5-Year CMT Index + 5.620%)(b)(c)(e)	840,127
845,000	7.000% (5-Year CMT Index + 5.580%)(b)(c)(e)	618,962
	Sempra, Junior Subordinated Notes:
510,000	4.875% (5-Year CMT Index + 4.550%)(c)(e)	499,267
230,000	4.125% (5-Year CMT Index + 2.868%) due 4/1/52(c)	211,018
520,000	Southern Co., Junior Subordinated Notes, 4.000% (5-Year CMT Index + 3.733%) due 1/15/51(c)	499,362
565,000	State Street Corp., Junior Subordinated Notes, 6.700% (5-Year CMT Index + 2.613%)(c)(e)	563,471
9,600,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes, 9.000% due 10/15/26(b)	9,497,489
9,320,000	Tenet Healthcare Corp., Senior Secured Notes, 4.875% due 1/1/26	9,310,366
8,518,000	TPC Group Inc., Senior Secured Notes, 13.000% due 12/16/27(b)	8,681,967
	Truist Financial Corp., Junior Subordinated Notes:
810,000	4.800% (5-Year CMT Index + 3.003%)(c)(e)	766,275
1,655,000	5.100% (5-Year CMT Index + 4.349%)(c)(e)	1,509,276
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$275,000	8.748% (3-Month TSFR + 3.364%)(c)(e)	$276,905
3,246,000	Uber Technologies Inc., Company Guaranteed Notes, 8.000% due 11/1/26(b)	3,303,117
975,000	United Natural Foods Inc., Company Guaranteed Notes, 6.750% due 10/15/28(b)	811,912
7,295,000	UpHealth Inc., Senior Unsecured Notes, 6.250% due 6/15/26(b)	5,471,250
	Vistra Corp., Junior Subordinated Notes:
205,000	7.000% (5-Year CMT Index + 5.740%)(b)(c)(e)	198,338
120,000	8.000% (5-Year CMT Index + 6.930%)(b)(c)(e)	120,000
380,000	8.875% (5-Year CMT Index + 5.045%)(b)(c)(e)	386,545
500,000	Voya Financial Inc., Junior Subordinated Notes, 7.758% (5-Year CMT Index + 3.358%)(c)(e)	511,407
	Wells Fargo & Co., Junior Subordinated Notes:
1,290,000	3.900% (5-Year CMT Index + 3.453%)(c)(e)	1,213,815
1,470,000	5.875%(c)(e)	1,469,074
975,000	7.625% (5-Year CMT Index + 3.606%)(c)(e)	1,031,676
3,708,000	WESCO Distribution Inc., Company Guaranteed Notes, 7.125% due 6/15/25(b)	3,730,155
3,479,000	XPO Inc., Senior Secured Notes, 6.250% due 6/1/28(b)	3,486,824
2,739,000	Ziff Davis Inc., Company Guaranteed Notes, 4.625% due 10/15/30(b)	2,456,332
	Total United States	175,393,334
	TOTAL CORPORATE BONDS & NOTES (Cost – 581,781,640)	570,243,394
SENIOR LOANS(c) – 8.8%
3,741,210	American Greetings Corp., 11.326% (1-Month USD-SOFR + 6.000%) due 4/6/28	3,742,145
1,652,000	Audacy Capital Corp., due 11/18/24(g)(i)	904,470
3,660,299	Carrols Restaurant Group Inc., 8.676% (1-Month USD-SOFR + 3.250%) due 4/30/26	3,660,885
9,259,066	Cengage Learning Inc., 10.326% (3-Month USD-SOFR + 4.750%) due 7/14/26	9,253,325
765,023	Chefs’ Warehouse Inc., 10.176% (1-Month USD-SOFR + 4.750%) due 8/23/29	764,548
6,160,718	Chobani LLC, 8.941% (1-Month USD-SOFR + 3.500%) due 10/25/27	6,165,092
1,365,242	Container Store Inc., 10.610% (3-Month USD-SOFR + 5.000%) due 1/31/26	1,235,544
6,373,000	DS Parent Inc., 10.813% (3-Month USD-SOFR + 5.500%) due 1/31/31	6,245,540
335,844	Elevate Textiles Inc., 13.980% (3-Month USD-SOFR + 8.500%) due 9/30/27	332,485
699,776	First Brands Group LLC, 10.574% (3-Month USD-SOFR + 5.000%) due 3/30/27	700,357
994,453	GemmaCert Ltd., 9.000% due 5/19/24(a)(d)	159,610
3,345,525	Getty Images Inc., 9.948% (3-Month USD-SOFR + 4.500%) due 2/19/26	3,338,198
4,876,000	HighPeak Energy Inc., 12.998% (3-Month USD-SOFR + 7.500%) due 9/30/26	4,851,620
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS(c) – (continued)
$8,132,955	Inotiv Inc., 12.327% (3-Month USD-SOFR + 6.750%) due 11/5/26	$7,807,637
2,890,000	Magnite Inc., 9.787% (1-Month USD-SOFR + 4.500%) due 2/6/31	2,882,775
7,843,448	Mountaineer Merger Corp., 12.568% (3-Month USD-SOFR + 7.000%) due 10/26/28	6,108,085
10,105,760	NAI Entertainment Holdings LLC, 8.434% (1-Month USD-SOFR + 3.000%) due 5/8/25	10,026,834
3,929,000	Trulite Holding Corp., due 3/1/30(i)	3,860,243
	TOTAL SENIOR LOANS (Cost – $73,520,720)	72,039,393
SOVEREIGN BONDS – 0.6%
Colombia – 0.6%
4,900,000	Colombia Government International Bond, 4.500% due 1/28/26	4,766,860
Ukraine – 0.0%
1,800,000	Ukraine Government International Bond, 9.750% due 11/1/30(d)	531,813
	TOTAL SOVEREIGN BONDS (Cost – $5,959,881)	5,298,673
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
871,831	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 6.965% due 5/15/36(b)(c)	871,436
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $862,961)	871,436
Shares/Units
EXCHANGE TRADED FUND (ETF) – 11.4%
United States – 11.4%
2,643,669	Xtrackers USD High Yield Corporate Bond (Cost – $91,795,655)	93,850,250
PREFERRED STOCKS – 3.1%
Bermuda – 0.2%
49,296	Aspen Insurance Holdings Ltd., 5.625%(e)	1,059,864
10,445	Axis Capital Holdings Ltd., 5.500%(e)	229,372
30,038	Enstar Group Ltd., 7.000% (3-Month USD-SOFR + 4.015%)(c)(e)	762,365
	Total Bermuda	2,051,601
United Kingdom – 0.0%
4,046	Argo Blockchain PLC, 8.750%	36,576
United States – 2.9%
18,819	Air Lease Corp., 6.150% (3-Month TSFR + 3.912%)(c)(e)	475,180
	American Equity Investment Life Holding Co.:
26,165	5.950% (5-Year CMT Index + 4.322%)(c)(e)	622,988
60,435	6.625% (5-Year CMT Index + 6.297%)(c)(e)	1,527,797
8,130	Assurant Inc., 5.250%	173,738
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – (continued)
United States – (continued)
21,565	AT&T Inc., 4.750%(e)	$447,905
	Athene Holding Ltd.:
25,555	6.350% (3-Month USD-LIBOR + 4.253%)(c)(e)	629,164
22,269	6.375% (5-Year CMT Index + 5.970%)(c)(e)	558,061
204,660	Bitcoin Depot Inc.*(a)(d)	491,184
2,850	CoBank ACB, 6.200% (3-Month USD-SOFR + 3.744%)(c)(e)	282,150
1,000	Dairy Farmers of America Inc., 7.875%(b)(d)(e)	95,500
18,271	Equitable Holdings Inc., 5.250%(e)	416,944
11,970	Farm Credit Bank of Texas, 9.656% (3-Month USD-SOFR + 4.010%)(b)(c)(e)	1,192,103
201,399	Fossil Group Inc., 7.000%	2,271,781
	KeyCorp:
14,085	6.125% (3-Month TSFR +4.154%)(c)(e)	331,138
29,270	6.200% (5-Year CMT Index +3.132%)(c)(e)	668,820
	Morgan Stanley:
34,425	5.850%(c)(e)	867,166
15,700	6.375%(c)(e)	394,541
10,000	6.500%(e)	261,300
27,998	New York Community Bancorp Inc., 6.375% (3-Month USD-SOFR + 3.821%)(c)(e)	533,362
157,230	NGL Energy Partners LP, 12.816% (3-Month USD-SOFR + 7.213%)(c)(e)	4,528,224
7,100	NiSource Inc., 6.500% (5-Year CMT Index + 3.632%)(c)(e)	177,216
	NuStar Energy LP:
35,146	11.282% (3-Month TSFR +5.905%)(c)(e)	893,411
21,505	12.405% (3-Month TSFR +7.028%)(c)(e)	545,367
17,478	NuStar Logistics LP, 12.310% (3-Month TSFR + 6.996%)(c)	454,952
28,836	Regions Financial Corp., 5.700% (3-Month USD-SOFR + 3.148%)(c)(e)	669,284
	Reinsurance Group of America Inc.:
15,000	5.750% (3-Month USD-LIBOR +4.040%)(c)	376,350
14,425	7.125% (5-Year CMT Index +3.456%)(c)	377,647
43,599	Saratoga Investment Corp., 6.000%	1,040,708
12,635	Selective Insurance Group Inc., 4.600%(e)	233,242
25,945	Synchrony Financial, 5.625%(e)	486,728
13,953	Synovus Financial Corp., 5.875% (5-Year CMT Index + 4.127%)(c)(e)	350,220
30,380	Voya Financial Inc., 5.350% (5-Year CMT Index + 3.210%)(c)(e)	756,766
7,160	Western Alliance Bancorp, 4.250% (5-Year CMT Index + 3.452%)(c)(e)	125,873
13,366	Wintrust Financial Corp., 6.875% (5-Year CMT Index + 6.507%)(c)(e)	336,021
	Total United States	23,592,831
	TOTAL PREFERRED STOCKS (Cost – $27,938,247)	25,681,008
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – 1.0%
United States – 1.0%
15,560	Alpha Partners Technology*(a)(d)	$2,673
22,982	Berenson Acquisition Corp. I*(a)(d)	—
147,356	Bitcoin Depot Inc.*(j)	353,654
183,721	CTO Realty Growth Inc.	3,132,443
22,600	EchoStar Corp., Class A Shares*	296,286
5,813	QuarterNorth Energy Inc.*(a)(d)	988,210
57	Real Alloy Holding Inc.*(a)(d)	2,806,368
10,650	Revelstone Capital Acquisition Corp.*(a)(d)	26
238,311	UpHealth Inc.*(d)	92,965
8,800	Warner Bros Discovery Inc.*	77,352
	Total United States	7,749,977
	TOTAL COMMON STOCKS (Cost – $7,827,592)	7,749,977
EQUITY LINKED NOTES – 0.0%
United States – 0.0%
21,346	Legato Merger Corp.*(a)(d) (Cost – $0)	97,338
WARRANTS – 0.0%
Bermuda – 0.0%
558,670	McDermott International Ltd.*(a)(d)	—
502,803	WT PUR COM*(a)(d)	—
	Total Bermuda	—
Brazil – 0.0%
58,463	OAS SA*(a)(d)	—
Canada – 0.0%
29,147,860	Tacora Resources Inc.*(a)	—
Israel – 0.0%
41,956	GemmaCert Ltd.*(a)(d)	—
United States – 0.0%
36,249	Leafly Holdings Inc.*(d)	921
82,695	ProSomnus Inc.*(d)	1,654
226,500	Screaming Eagle Acquisition Corp.*(d)	105,141
	Total United States	107,716
	TOTAL WARRANTS (Cost – $467,835)	107,716
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $790,154,531)	775,939,185
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 7.2%
COMMERCIAL PAPERS – 1.1%
$3,151,000	VF Corp., 6.485% due 7/24/24(k)	$3,082,317
5,800,000	Walgreens Boots Alliance Inc., 6.502% due 4/15/24(k)	5,754,226
	TOTAL COMMERCIAL PAPERS (Cost – $8,824,281)	8,836,543
CORPORATE NOTE – 0.3%
2,165,123	Tacora Resources Inc., 13.000% due 11/3/23(a)(b)(d)(g) (Cost – $2,165,713)	2,165,123
TIME DEPOSITS – 5.8%
4,506,800	ANZ National Bank – London, 4.680% due 3/1/24	4,506,800
117EUR	Citibank – London, 2.820% due 3/1/24	126
15,754,028	Citibank – New York, 4.680% due 3/1/24	15,754,028
23,064,155	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	23,064,155
4,176,033	Skandinaviska Enskilda Banken AB – Stockholm, 4.680% due 3/1/24	4,176,033
	TOTAL TIME DEPOSITS (Cost – $47,501,142)	47,501,142
	TOTAL SHORT-TERM INVESTMENTS (Cost – $58,491,136)	58,502,808
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.0%
MONEY MARKET FUND – 0.0%
392,687	Federated Government Obligations Fund, Premier Class, 5.162%(l) (Cost – $392,687)	392,687
	TOTAL INVESTMENTS – 101.5% (Cost – $849,038,354)	834,834,680
	Liabilities in Excess of Other Assets – (1.5)%	(12,062,478)
	TOTAL NET ASSETS – 100.0%	$822,772,202

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $140,083,415 and represents 17.02% of net assets.

(c)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2024.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $26,339,227 and represents 3.20% of net assets.

(e)
Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

(f)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(g)
Security is currently in default.

(h)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(i)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(j)
All or a portion of this security is on loan (See Note 5).

(k)
Rate shown represents yield-to-maturity.

(l)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
CMT	—	Constant Maturity Treasury Index
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
NIBOR	—	Norwegian Interbank Offered Rate
PLC	—	Public Limited Company
SOFR	—	Secured Overnight Financing Rate
STIBOR	—	Stockholm Interbank Offered Rate
TSFR	—	CME Term SOFR Reference Rate
Summary of Investments by Security Type^
Corporate Bonds & Notes	68.3%
Exchange Traded Fund (ETF)	11.3
Senior Loans	8.6
Preferred Stocks	3.1
Common Stocks	0.9
Sovereign Bonds	0.6
Collateralized Mortgage Obligations	0.1
Equity Linked Notes	0.0*
Warrants	0.0*
Short-Term Investments	7.1
Money Market Fund	0.0*
100.0%

^
As a percentage of total investments.

*
Positions represent less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (continued)

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
113	$148,143	EchoStar Corp., Call	BNP	12/20/24	$25.00	$(12,430)
113	148,143	EchoStar Corp., Put	BNP	12/20/24	12.50	(36,725)
238	1,945,412	iShares 1-3 Year Treasury Bond, Call	BNP	6/21/24	82.00	(11,900)
238	1,945,412	iShares 1-3 Year Treasury Bond, Call	BNP	6/21/24	84.00	(4,760)
217	1,678,061	iShares iBoxx HighYield, Call	BNP	3/15/24	77.00	(7,595)
447	3,456,651	iShares iBoxx HighYield, Call	BNP	4/19/24	77.00	(30,843)
132	116,028	OTC Warner Bros Discovery Inc., Put	BNP	4/19/24	10.00	(18,348)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $151,174)				$(122,601)
At February 29, 2024, Destinations Global Fixed Income Opportunities Fund had open forward foreign currency contracts as described below.
The unrealized appreciation/(depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro	1,530,000	BBH	$1,654,358	3/15/24	$6,311	$—	$6,311
Euro	102,750	BBH	111,102	3/15/24	—	(342)	(342)
Euro	410,000	BBH	443,325	3/15/24	—	(865)	(865)
					$6,311	$(1,207)	$5,104
Contracts to Sell:
Euro	38,350,000	BBH	41,467,080	3/15/24	$—	$(123,863)	$(123,863)
Euro	475,000,000	BBH	513,608	3/15/24	1,351	—	1,351
Euro	1,585,000	BBH	1,713,828	3/15/24	7,643	—	7,643
Norwegian Krone	75,420,000	BBH	7,104,242	3/15/24	78,116	—	78,116
Swedish Krona	99,075,000	BBH	9,562,146	3/15/24	—	(52,008)	(52,008)
					$87,110	$(175,871)	$(88,761)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$93,421	$(177,078)	$(83,657)
Currency Abbreviations used in this schedule:
EUR	—	Euro
NOK	—	Norwegian Krone
SEK	—	Swedish Krona
Counterparty Abbreviations used in this schedule:
BBH	—	Brown Brothers Harriman & Co.
BNP	—	BNP Paribas SA
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Global Fixed Income Opportunities Fund (concluded)

Face Amount†	Security	Value
SECURITIES SOLD SHORT – 1.1%
CORPORATE BONDS & NOTES – 1.1%
Basic Materials – 0.1%
$906,000	SK Invictus Intermediate II SARL, Senior Secured Notes, 5.000% due 10/30/29(a)	$769,191
Communications – 0.5%
3,333,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 4.750% due 3/1/30(a)	2,835,333
1,340,000	Frontier Communications Holdings LLC, Secured Notes, 6.000% due 1/15/30(a)	1,145,693
	Total Communications	3,981,026
Consumer Non-cyclical – 0.1%
1,000,000	Integra LifeSciences Holdings Corp., Senior Unsecured Notes, 0.500% due 8/15/25	944,500
Industrial – 0.2%
1,981,000	Likewize Corp., Senior Secured Notes, 9.750% due 10/15/25(a)	2,015,816
Technology – 0.2%
1,428,000	Concentrix Corp., Senior Unsecured Notes, 6.850% due 8/2/33	1,396,294
	TOTAL CORPORATE BONDS & NOTES (Proceeds – $9,032,970)	9,106,827
	TOTAL SECURITIES SOLD SHORT – 1.1% (Proceeds – $9,032,970)	$9,106,827

†
Face amount denominated in U.S. dollars, unless otherwise noted.

(a)
Restricted security that may be repurchased from “qualified institutional buyers” pursuant to the conditions of Rule 144Aunder the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $6,766,033 and represents 0.82% of net assets.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – 89.5%
Alabama – 1.2%
$1,500,000	BB-	Hoover Industrial Development Board, Revenue Bonds, 5.750% due 10/1/49(a)	$1,548,931
2,540,000	A2(b)	Lower Alabama Gas District, Revenue Bonds, 4.000% due 12/1/50(c)	2,545,949
		Mobile County Board of School Commissioners, Special Tax:
260,000	A	5.000% due 3/1/28	270,417
175,000	A	5.000% due 3/1/29	181,842
180,000	A	5.000% due 3/1/30	186,591
185,000	A	5.000% due 3/1/31	191,569
145,000	A	5.000% due 3/1/32	150,120
215,000	A	5.000% due 3/1/33	222,557
3,500,000	A1(b)	Southeast Alabama Gas Supply District, Revenue Bonds, Series A, 4.000% due 6/1/49(c)	3,501,948
1,500,000	NR	Tuscaloosa County Industrial Development Authority, Revenue Bonds, Series A, 5.250% due 5/1/44(d)	1,488,832
		Total Alabama	10,288,756
Alaska – 0.1%
1,000,000	AA+	Alaska Housing Finance Corp., Revenue Bonds, Series A, 5.000% due 6/1/30	1,061,172
215,000	AA-	State of Alaska, GO, Series A, 5.000% due 8/1/33	219,916
		Total Alaska	1,281,088
Arizona – 2.8%
5,000,000	AA+	Arizona Department of Transportation State Highway Fund Revenue, Revenue Bonds, 5.000% due 7/1/27	5,243,326
1,695,000	BB-	Arizona Industrial Development Authority, Revenue Bonds, 5.000% due 7/1/49(d)	1,513,633
2,000,000	AA	Arizona State University, Revenue Bonds, Series A, 5.000% due 7/1/39	2,171,311
		City of Glendale AZ, Revenue Bonds:
230,000	AA+	Series A, 5.000% due 7/1/27	235,686
215,000	AA+	Series A, 5.000% due 7/1/28	219,893
235,000	AA+	Series A, 5.000% due 7/1/29	240,286
85,000	AA+	City of Glendale AZ Excise Tax Revenue, Revenue Bonds, Series A, 5.000% due 7/1/32	90,675
105,000	AA+	City of Glendale AZ Transportation Excise Tax Revenue, Revenue Bonds, AGM-Insured, 5.000% due 7/1/26	107,637
		City of Phoenix Civic Improvement Corp., Revenue Bonds:
65,000	AA-	Series A, 5.000% due 7/1/27(a)	68,512
90,000	AA-	Series A, 5.000% due 7/1/28(a)	94,610
6,365,000	AAA	Series B, 4.000% due 7/1/29	6,376,671
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Arizona – (continued)
		Maricopa County Industrial Development Authority, Revenue Bonds:
$225,000	AA-	Series A, 5.000% due 1/1/25	$228,109
1,000,000	NR	Series A, 6.250% due 7/1/44(d)	1,024,051
735,000	A2(b)	Series B, 5.000% due 9/1/45(c)	739,597
290,000	AA-	Series C, 5.000% due 1/1/48(c)	292,533
800,000	AA-	Series D, 5.000% due 1/1/46(c)	828,499
3,000,000	AA+	Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, 4.000% due 12/1/33	3,022,728
1,000,000	NR	Sierra Vista Industrial Development Authority, Revenue Bonds, 5.750% due 6/15/58(d)	1,007,228
310,000	AA-	State of Arizona, COP, Series A, 5.000% due 10/1/24	313,248
		Total Arizona	23,818,233
Arkansas – 0.4%
		Arkansas Development Finance Authority, Revenue Bonds:
2,000,000	BB-	4.500% due 9/1/49(a)(d)	1,970,152
1,150,000	BB-	5.700% due 5/1/53(a)	1,190,163
		Total Arkansas	3,160,315
California – 3.3%
205,000	AA	Bay Area Toll Authority, Revenue Bonds, Series B, 2.850% due 4/1/47(c)	203,062
2,845,000	NR	California Community Housing Agency, Revenue Bonds, 4.000% due 2/1/50(d)	2,089,627
115,000	A	California Health Facilities Financing Authority, Revenue Bonds, Series A, 5.000% due 7/1/25	115,072
2,000,000	BB-	California Municipal Finance Authority, Revenue Bonds, 4.000% due 7/15/29(a)	1,970,997
		California Statewide Communities Development Authority, Revenue Bonds:
2,525,000	BB	5.500% due 12/1/54	2,489,795
1,000,000	BB	Series A, 5.000% due 12/1/46(d)	987,907
		City of Los Angeles Department of Airports, Revenue Bonds:
650,000	AA-	4.000% due 5/15/38(a)	651,905
650,000	AA-	4.000% due 5/15/40(a)	647,758
1,000,000	NR	CMFA Special Finance Agency, Revenue Bonds, Series A, 4.000% due 12/1/45(d)	814,327
1,105,000	NR	CMFA Special Finance Agency VII, Revenue Bonds, Series A1, 3.000% due 8/1/56(d)	745,504
		CSCDA Community Improvement Authority, Revenue Bonds:
3,000,000	NR	3.000% due 6/1/47(d)	2,187,320
1,000,000	NR	3.000% due 12/1/56(d)	697,947
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
$1,000,000	NR	4.000% due 8/1/56(d)	$830,573
		Golden State Tobacco Securitization Corp., Revenue Bonds:
175,000	A+	Series A, AMBAC, zero coupon, due 6/1/24	173,553
115,000	NR	Series A1, 5.000% due 6/1/25	118,006
30,000	NR	Series A1, 5.000% due 6/1/26	31,533
290,000	AA-	Los Angeles Department of Water & Power, Revenue Bonds, Series A, 5.000% due 7/1/29	295,525
100,000	AA	Oakland Unified School District, GO, AGM-Insured, 5.000% due 8/1/26	103,143
1,800,000	AAA	San Jose Financing Authority, Revenue Bonds, Series B, 5.000% due 11/1/42	2,068,995
400,000	AA+	Santa Clara County Financing Authority, Revenue Bonds, Series A, 3.000% due 5/1/39	358,622
		State of California, GO:
760,000	AA-	4.000% due 3/1/26	777,077
2,915,000	AA-	4.000% due 9/1/43	3,016,082
2,250,000	AA-	5.000% due 9/1/26	2,375,037
80,000	AA-	5.000% due 9/1/29	84,461
4,100,000	AA-	5.000% due 3/1/31	4,178,851
435,000	AA-	Series B, 5.000% due 8/1/26	458,221
205,000	AA-	Series C, 5.000% due 8/1/29	216,047
		Total California	28,686,947
Colorado – 2.5%
1,000,000	AA	Adams 12 Five Star Schools, GO, Series B, 5.000% due 12/15/34	1,048,533
2,000,000	AA	Board of Governors of Colorado State University System, Revenue Bonds, Series C, 4.000% due 3/1/38	2,030,222
1,275,000	AAA	Centennial Water & Sanitation District, Revenue Bonds, 5.000% due 12/1/48	1,413,359
		City & County of Denver CO Airport System Revenue, Revenue Bonds:
65,000	AA-	Series A, 5.000% due 11/15/24(a)	65,589
315,000	A+	Series A, 5.000% due 12/1/26(a)	328,547
30,000	AA-	Series A, 5.000% due 11/15/27(a)	31,826
195,000	AA-	Series A, 5.000% due 11/15/28(a)	206,172
455,000	AA-	Series A, 5.000% due 11/15/29(a)	479,314
115,000	AA-	Series A, 5.000% due 11/15/30(a)	120,950
3,400,000	AA-	Series D, 5.500% due 11/15/30(a)	3,888,889
		Colorado Health Facilities Authority, Revenue Bonds:
580,000	AA	5.000% due 11/15/49(c)	607,329
60,000	NR	Series Prerefunded 11/19/26@ 100, 5.000% due 11/15/49(c)(e)	63,083
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Colorado – (continued)
$60,000	AA	Colorado Housing & Finance Authority, Revenue Bonds, Series H, 4.250% due 11/1/49	$60,107
3,000,000	Aa2(b)	Gunnison Watershed School District No Re 1J, GO, 5.000% due 12/1/47	3,299,772
3,775,000	AA-	State of Colorado, COP, Series A, 4.000% due 12/15/39	3,877,548
1,435,000	Aa1(b)	University of Colorado, Revenue Bonds, Series C, 2.000% due 6/1/54(c)	1,423,275
		Vauxmont Metropolitan District, GO, AGM:
125,000	AA	5.000% due 12/15/27	130,406
120,000	AA	5.000% due 12/15/29	125,103
135,000	AA	5.000% due 12/15/31	140,611
285,000	AA	5.000% due 12/1/34	314,220
1,750,000	NR	Village Metropolitan District, GO, 5.000% due 12/1/49	1,712,716
		Total Colorado	21,367,571
Connecticut – 1.3%
505,000	AA-	Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Series B, 1.800% due 7/1/49(c)	500,792
		State of Connecticut, GO:
90,000	AA-	Series A, 5.000% due 3/15/26	93,837
375,000	AA-	Series A, 5.000% due 4/15/26	391,740
150,000	AA-	Series A, 5.000% due 4/15/30	166,972
170,000	AA-	Series A, 5.000% due 4/15/34	188,553
60,000	AA-	Series A, 5.000% due 4/15/35	66,392
175,000	AA-	Series B, 5.000% due 1/15/26	181,751
2,100,000	AA-	Series D, 5.000% due 7/15/25	2,153,285
100,000	AA-	Series E, 5.000% due 10/15/26	105,721
150,000	AA-	Series E, 5.000% due 10/15/29	157,875
1,260,000	AA-	Series E, 5.000% due 11/15/35	1,477,670
		State of Connecticut Special Tax Revenue, Revenue Bonds:
2,425,000	AA	Series A, 5.000% due 7/1/39	2,773,670
2,500,000	AA	Series A, 5.250% due 7/1/43	2,846,653
330,000	AA-	University of Connecticut, Revenue Bonds, Series A, 5.000% due 11/1/27	356,471
		Total Connecticut	11,461,382
Delaware – 0.4%
3,160,000	NR	State of Delaware, GO, Series B, Prerefunded 7/1/24@ 100, 5.000% due 7/1/27(e)	3,176,399
District of Columbia – 1.6%
		District of Columbia, GO:
1,500,000	AA+	Series A, 5.000% due 6/1/34	1,533,482
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
District of Columbia – (continued)
$2,000,000	AA+	Series C, 5.000% due 6/1/34	$2,007,806
2,500,000	AA+	District of Columbia Water & Sewer Authority, Revenue Bonds, Series C, 5.000% due 10/1/27	2,521,907
		Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds:
2,625,000	AA-	Series A, 5.000% due 10/1/24(a)	2,643,076
115,000	AA-	Series A, 5.000% due 10/1/28(a)	123,718
95,000	AA-	Series A, 5.000% due 10/1/30(a)	101,621
205,000	AA-	Series A, 5.000% due 10/1/31(a)	217,850
60,000	AA-	Series A, 5.000% due 10/1/34(a)	62,800
55,000	AA-	Series A, 5.000% due 10/1/36(a)	57,236
400,000	A-	Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, Series B, 4.000% due 10/1/35	407,976
		Washington Metropolitan Area Transit Authority Dedicated Revenue, Revenue Bonds:
1,250,000	AA	5.000% due 7/15/36	1,471,070
1,000,000	AA	5.000% due 7/15/37	1,164,076
1,000,000	AA	5.000% due 7/15/38	1,153,279
		Total District of Columbia	13,465,897
Florida – 7.6%
		Brevard County School District, COP:
95,000	Aa3(b)	5.000% due 7/1/27	95,440
215,000	Aa3(b)	5.000% due 7/1/30	215,829
85,000	Aa3(b)	Series C, 5.000% due 7/1/24	85,441
1,000,000	NR	Cabot Citrus Farms Community Development District, Special Assessment, 5.250% due 3/1/29	1,000,190
		Capital Trust Agency Inc., Revenue Bonds:
500,000	BB	6.375% due 5/1/53(d)	507,038
450,000	NR	Series A1, 4.000% due 6/15/29(d)	429,514
2,000,000	NR	Series A1, 5.000% due 7/1/56(d)	1,813,230
1,495,000	NR	Celebration Pointe Community Development District No 1, Special Assessment, 4.000% due 5/1/53	1,204,220
		County of Broward FL Airport System Revenue, Revenue Bonds:
60,000	A+	5.000% due 10/1/30(a)	62,970
90,000	A+	5.000% due 10/1/31(a)	94,428
120,000	A+	Series A, 5.000% due 10/1/29(a)	122,178
85,000	A+	Series A, 5.000% due 10/1/31(a)	86,540
115,000	A+	Series A, 5.000% due 10/1/32(a)	117,067
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$1,000,000	A+	Series B, 5.000% due 10/1/29(a)	$1,088,569
65,000	AA+	County of Hillsborough FL Solid Waste & Resource Recovery Revenue, Revenue Bonds, Series A, 5.000% due 9/1/24(a)	65,362
		County of Miami-Dade FL, Revenue Bonds:
160,000	A+	5.000% due 10/1/28	167,551
120,000	A+	5.000% due 10/1/29	125,602
215,000	A+	5.000% due 10/1/30	224,766
		County of Miami-Dade FL Aviation Revenue, Revenue Bonds:
290,000	A	Series A, 5.000% due 10/1/24(a)	290,233
160,000	A	Series A, 5.000% due 10/1/33(a)	160,695
5,000,000	A	Series A, 5.000% due 10/1/34(a)	5,021,021
215,000	A	Series B, 5.000% due 10/1/37	216,273
500,000	A	Series B, 5.000% due 10/1/40(a)	511,321
10,000,000	AA-	County of Miami-Dade FL Water & Sewer System Revenue, Revenue Bonds, Series B, 5.000% due 10/1/44	10,602,033
		County of Miami-Dade Seaport Department, Revenue Bonds:
2,430,000	A3(b)	Series A, 5.000% due 10/1/32(a)	2,712,935
1,250,000	A3(b)	Series A, 5.000% due 10/1/47(a)	1,310,311
		Duval County Public Schools, COP:
125,000	A+	Series B, 5.000% due 7/1/27	127,904
30,000	A+	Series B, 5.000% due 7/1/28	30,689
190,000	A+	Series B, 5.000% due 7/1/30	194,241
		Florida Development Finance Corp., Revenue Bonds:
1,125,000	NR	6.125% due 7/1/32(a)(c)(d)	1,144,081
600,000	NR	Series A, 6.750% due 6/15/53(d)	653,120
1,600,000	NR	Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.000% due 6/1/48(d)	1,465,448
2,000,000	A	Florida Insurance Assistance Interlocal Agency Inc., Revenue Bonds, Series A1, 5.000% due 9/1/25	2,028,562
		Florida Municipal Power Agency, Revenue Bonds:
30,000	A2(b)	5.000% due 10/1/24	30,280
45,000	A2(b)	5.000% due 10/1/27	46,131
55,000	A2(b)	Series A, 5.000% due 10/1/30	57,387
60,000	A2(b)	Series A, 5.000% due 10/1/31	62,514
		Greater Orlando Aviation Authority, Revenue Bonds:
1,000,000	NR	5.000% due 11/15/36(a)	1,000,171
100,000	A+	Series A, Prerefunded 10/1/27@ 100, 5.000% due 10/1/28(a)(e)	106,209
60,000	A+	Series A, Prerefunded 10/1/27@ 100, 5.000% due 10/1/30(a)(e)	63,725
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
		Hillsborough County Port District, Revenue Bonds:
$850,000	A+(f)	Series B, 5.000% due 6/1/33(a)	$904,801
185,000	A+(f)	Series B, 5.000% due 6/1/38(a)	192,648
75,000	AA-	Indian River County District School Board, COP, Series A, 5.000% due 7/1/24	75,340
		Lake County School Board, COP, AGM:
30,000	AA	Series A, Prerefunded 6/1/24@ 100, 5.000% due 6/1/25(e)	30,095
50,000	AA	Series A, Prerefunded 6/1/24@ 100, 5.000% due 6/1/26(e)	50,159
15,000	AA	Series A, Prerefunded 6/1/24@ 100, 5.000% due 6/1/28(e)	15,048
500,000	NR	Lakewood Ranch Stewardship District, Special Assessment, 6.300% due 5/1/54	521,871
		Lee Memorial Health System, Revenue Bonds:
550,000	A+	Series A1, 5.000% due 4/1/33	595,259
515,000	A+	Series A1, 5.000% due 4/1/35	554,837
755,000	A+	Series A2, 5.000% due 4/1/33(c)	769,061
2,000,000	A-	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Series B, AMBAC-Insured, 5.250% due 4/1/25	2,037,104
		Miami-Dade County Expressway Authority, Revenue Bonds:
45,000	A	Series A, 5.000% due 7/1/31	46,458
115,000	A	Series A, 5.000% due 7/1/32	118,751
95,000	A	Series A, 5.000% due 7/1/33	98,077
30,000	A	Series A, 5.000% due 7/1/34	30,951
235,000	A	Series A, 5.000% due 7/1/40	235,838
85,000	A	Series A, 5.000% due 7/1/44	85,028
200,000	A+	Orange County Health Facilities Authority, Revenue Bonds, Series A, 5.000% due 10/1/39	205,734
200,000	Aa2(b)	Orange County School Board, COP, Series C, Prerefunded 8/1/25@ 100, 5.000% due 8/1/29(e)	205,459
		Palm Beach County School District, COP:
40,000	Aa3(b)	Series A, 5.000% due 8/1/24	40,259
705,000	Aa3(b)	Series A, 5.000% due 8/1/26	740,780
300,000	Aa3(b)	Series B, 5.000% due 8/1/26	307,694
240,000	Aa3(b)	Series B, 5.000% due 8/1/27	246,088
695,000	Aa3(b)	Series D, 5.000% due 8/1/26	712,824
315,000	Aa3(b)	Series D, 5.000% due 8/1/27	322,991
110,000	Aa3(b)	Series D, 5.000% due 8/1/28	112,500
300,000	AA	Pasco County School Board, COP, Series D, AGM-Insured, 5.000% due 8/1/30	342,571
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
		School Board of Miami-Dade County, COP:
$570,000	A+	Series A, 5.000% due 5/1/31	$592,440
120,000	AA	Series A, AGM, 5.000% due 5/1/27	122,322
220,000	A+	Series B, 5.000% due 8/1/27	230,131
395,000	A+	Series B, 5.000% due 5/1/28	401,824
340,000	A+	Series D, 5.000% due 11/1/24	343,445
355,000	A+	Series D, 5.000% due 11/1/25	359,015
230,000	A+	Series D, 5.000% due 11/1/26	232,406
115,000	A+	Series D, 5.000% due 2/1/29	119,152
190,000	A+	Series D, 5.000% due 2/1/30	196,753
		School District of Broward County, COP:
330,000	A+	Series A, 5.000% due 7/1/26	337,380
265,000	A+	Series A, 5.000% due 7/1/27	271,343
115,000	A+	Series A, 5.000% due 7/1/28	117,587
70,000	A+	Series A, 5.000% due 7/1/32	72,447
335,000	A+	Series B, 5.000% due 7/1/26	342,492
230,000	A+	Series B, 5.000% due 7/1/27	235,505
390,000	A+	Series B, 5.000% due 7/1/28	398,773
50,000	Aa3(b)	Seminole County School Board, COP, Series C, 5.000% due 7/1/24	50,260
115,000	AA	South Florida Water Management District, COP, 5.000% due 10/1/30	119,381
		State of Florida, GO:
5,995,000	AAA	5.000% due 7/1/32	6,586,793
2,500,000	AAA	Series C, 5.000% due 6/1/25	2,510,794
5,140,000	AA	State of Florida Department of Transportation Turnpike System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/24	5,168,518
1,000,000	NR	Village Community Development District No 12, Special Assessment, 4.250% due 5/1/43	937,267
		Volusia County Educational Facility Authority, Revenue Bonds:
150,000	A1(b)	4.000% due 10/15/36	153,428
80,000	A1(b)	5.000% due 10/15/44	84,474
150,000	A1(b)	5.000% due 10/15/49	156,961
		Volusia County School Board, COP:
600,000	Aa3(b)	5.000% due 8/1/24	603,867
145,000	AA	Series A, 5.000% due 8/1/32	149,390
		Total Florida	65,833,593
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Georgia – 1.6%
		City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds:
$30,000	AA-	5.000% due 11/1/27	$30,679
70,000	AA-	5.000% due 11/1/29	71,621
2,000,000	AA-	5.000% due 11/1/40	2,030,055
		Development Authority of Burke County, Revenue Bonds:
600,000	BBB+	1.700% due 12/1/49(c)	591,261
830,000	BBB+	2.925% due 11/1/53(c)	829,737
1,000,000	Ba3(b)	Development Authority Of The City Of Marietta, Revenue Bonds, Series A, 5.000% due 11/1/37(d)	969,141
		Main Street Natural Gas Inc., Revenue Bonds:
2,000,000	BBB-	Series C, 4.000% due 8/1/52(c)(d)	1,936,363
1,500,000	Aa1(b)	Series C, 5.000% due 9/1/53(c)	1,596,198
		Municipal Electric Authority of Georgia, Revenue Bonds:
160,000	A-	Series A, 5.000% due 1/1/27	168,032
145,000	A-	Series A, 5.000% due 1/1/30	156,822
35,000	A	Series GG, 5.000% due 1/1/25	35,031
145,000	A	Series GG, 5.000% due 1/1/26	145,110
5,000,000	AAA	State of Georgia, GO, Series A, 5.000% due 7/1/29	5,514,476
		Total Georgia	14,074,526
Hawaii – 1.1%
2,500,000	Aa2(b)	City & County Honolulu HI Wastewater System Revenue, Revenue Bonds, Series A, 4.125% due 7/1/47	2,512,760
		City & County of Honolulu HI, GO:
7,105,000	Aa2(b)	Series C, 4.000% due 10/1/32	7,263,559
90,000	Aa2(b)	Series D, 5.000% due 9/1/26	94,868
		Total Hawaii	9,871,187
Idaho – 0.5%
1,500,000	NR	Idaho Falls Auditorium District, COP, 5.250% due 5/15/51(d)	1,476,396
1,000,000	NR	Idaho Health Facilities Authority, Revenue Bonds, 7.125% due 11/1/57	1,048,952
		Idaho Housing & Finance Association, Revenue Bonds:
35,000	A2(b)	5.000% due 7/15/24	35,237
95,000	A2(b)	5.000% due 7/15/27	101,767
1,000,000	Aa1(b)	5.000% due 8/15/41	1,124,728
35,000	Aa1(b)	Series A, 4.000% due 1/1/50	34,795
250,000	A2(b)	Series A, 5.000% due 7/15/30	281,966
250,000	A2(b)	Series A, 5.000% due 7/15/31	285,462
		Total Idaho	4,389,303
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – 3.8%
		Chicago Board of Education, GO:
$1,040,000	BB+	Series A, 5.000% due 12/1/47	$1,042,575
2,500,000	BB+	Series E, 5.125% due 12/1/32	2,503,023
2,075,000	AA	Chicago Board of Education Dedicated Capital Improvement Tax, Revenue Bonds, 5.750% due 4/1/48	2,305,618
		Chicago Midway International Airport, Revenue Bonds:
65,000	A	Series A, 5.000% due 1/1/29(a)	66,127
100,000	A	Series A, 5.000% due 1/1/30(a)	101,837
70,000	A	Series A, 5.000% due 1/1/31(a)	71,222
190,000	A	Series A, 5.000% due 1/1/32(a)	190,222
		Chicago O’Hare International Airport, Revenue Bonds:
270,000	A+	Series A, 5.000% due 1/1/29	284,346
200,000	A+	Series A, 5.000% due 1/1/48(a)	205,463
285,000	A+	Series B, 5.000% due 1/1/32	288,980
1,635,000	A+	Series B, 5.000% due 1/1/41	1,666,699
120,000	A+	Series B, 5.000% due 1/1/53	125,560
1,000,000	A+	City of Chicago IL Wastewater Transmission Revenue, Revenue Bonds, 5.000% due 1/1/33	1,002,641
1,000,000	AA	City of Chicago IL Waterworks Revenue, Revenue Bonds, Series A, AGM-Insured, 5.500% due 11/1/62	1,103,141
155,000	Aaa(b)	Cook Kane Lake & McHenry Counties Community College District No 512, GO, Series B, 5.000% due 12/1/24	156,813
500,000	A+	County of Cook IL, GO, Series A, 5.000% due 11/15/24	505,223
5,000	NR	Grundy & Will Counties Community Unit School District No 1 Coal City, GO, Series Prerefunded 2/1/27@ 100, 5.000% due 2/1/29(e)	5,303
		Illinois Finance Authority, Revenue Bonds:
110,000	A2(b)	5.000% due 12/1/29	113,742
145,000	AAA	5.000% due 1/1/30	152,688
330,000	AA-	5.000% due 8/15/30	371,037
255,000	AAA	5.000% due 7/1/31	268,378
100,000	A2(b)	5.000% due 12/1/46	101,288
95,000	AA-	Series A, 5.000% due 2/15/25	96,357
45,000	AA-	Series A, 5.000% due 2/15/26	46,534
2,000,000	A+	Series A, 5.000% due 11/15/38	2,017,535
75,000	Aa3(b)	Series A, Prerefunded 7/1/26@ 100, 5.000% due 7/1/30(e)	78,565
50,000	Aa3(b)	Series A, Prerefunded 7/1/26@ 100, 5.000% due 7/1/34(e)	52,377
255,000	Aa3(b)	Series A, Prerefunded 7/1/26@ 100, 5.000% due 7/1/36(e)	267,121
95,000	WD(f)	Series A, Prerefunded 8/15/26@ 100, 5.000% due 8/15/33(e)	99,210
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$15,000	WD(f)	Series A, Prerefunded 9/1/24@ 100, 5.000% due 9/1/34(e)	$15,119
170,000	AA-	Series Prerefunded 1/1/27@ 100, 5.000% due 1/1/36(e)	180,427
870,000	AA-	Series Prerefunded 1/1/28@ 100, 5.000% due 1/1/38(e)	946,241
1,300,000	AA-	Series Prerefunded 1/1/28@ 100, 5.000% due 1/1/44(e)	1,413,923
20,000	NR	Series Prerefunded 2/15/27@ 100, 4.000% due 2/15/41(e)	20,553
		Illinois Municipal Electric Agency, Revenue Bonds:
290,000	A	Series A, 5.000% due 2/1/28	296,453
105,000	A	Series A, 5.000% due 2/1/31	107,017
1,000,000	A	Series A, 5.000% due 2/1/32	1,018,520
		Illinois State Toll Highway Authority, Revenue Bonds:
50,000	AA-	Series A, 5.000% due 12/1/31	51,791
1,500,000	AA-	Series B, 5.000% due 1/1/36	1,501,752
		Kane McHenry Cook & De Kalb Counties Unit School District No 300, GO:
260,000	AA	5.000% due 1/1/26	262,786
55,000	AA	5.000% due 1/1/29	58,491
1,045,000	Aa1(b)	Maine Township High School District No 207, GO, Series 2022, 4.000% due 12/1/25	1,059,828
		McHenry County Community Unit School District No 200 Woodstock, GO:
225,000	Aa2(b)	Series B, NPFG, zero coupon, due 1/15/25	217,924
170,000	Aa2(b)	Series B, NPFG, zero coupon, due 1/15/26	159,068
175,000	AA+	McHenry County Conservation District, GO, 5.000% due 2/1/27	177,851
2,000,000	A	Metropolitan Pier & Exposition Authority, Revenue Bonds, 5.000% due 6/15/52	2,014,743
		State of Illinois, GO:
225,000	A-	5.000% due 6/1/25	229,338
270,000	A-	5.000% due 2/1/27	279,493
180,000	A-	5.000% due 2/1/28	189,024
60,000	A-	5.000% due 4/1/28	60,066
25,000	A-	5.000% due 5/1/28	25,059
165,000	A-	5.000% due 2/1/29	173,405
70,000	A-	5.000% due 5/1/32	70,143
190,000	A-	5.000% due 5/1/33	190,345
305,000	A-	5.250% due 2/1/31	305,366
2,000,000	A-	Series A, 5.000% due 3/1/29	2,175,653
365,000	A-	Series B, 5.000% due 9/1/24	367,576
405,000	A-	Series D, 5.000% due 11/1/25	415,551
390,000	A-	Series D, 5.000% due 11/1/26	407,207
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
		Will County Community Unit School District No 365-U Valley View, GO:
$2,420,000	Aa1(b)	Series A, 5.000% due 11/1/25	$2,490,044
165,000	AA	Series B, AGM, zero coupon, due 11/1/26(g)	150,703
		Total Illinois	32,321,085
Indiana – 2.2%
315,000	A+	City of Indianapolis IN Thermal Energy System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/24	318,174
805,000	NR	City of Valparaiso IN, Revenue Bonds, 7.000% due 1/1/44(a)	806,697
		Indiana Finance Authority, Revenue Bonds:
30,000	AA-	5.000% due 9/1/26	31,320
15,000	AA-	5.000% due 9/1/29	15,735
240,000	AA-	5.000% due 3/1/36	243,109
60,000	AA-	5.000% due 9/1/36	62,330
1,000,000	AAA	5.000% due 2/1/39	1,144,976
4,050,000	AAA	5.000% due 2/1/40	4,607,002
4,255,000	AAA	5.000% due 2/1/41	4,819,560
70,000	AA	Series A, 5.000% due 10/1/26	70,713
250,000	AA	Series A, 5.000% due 10/1/38	286,449
160,000	Aaa(b)	Indiana Housing & Community Development Authority, Revenue Bonds, Series B, 3.500% due 1/1/49	157,474
		Indianapolis Local Public Improvement Bond Bank, Revenue Bonds:
255,000	A1(b)	5.000% due 1/1/25(a)	257,401
550,000	A1(b)	5.000% due 1/1/35(a)	609,396
550,000	A1(b)	5.250% due 1/1/36(a)	620,448
600,000	A1(b)	5.250% due 1/1/37(a)	671,530
1,500,000	A1(b)	5.250% due 1/1/41(a)	1,638,929
1,895,000	Aa1(b)	Series 202, 6.000% due 1/15/41	2,273,075
		Total Indiana	18,634,318
Iowa – 1.4%
1,155,000	Aa1(b)	City of Cedar Rapids IA, GO, Series A, 5.000% due 6/1/25	1,160,043
		Iowa Finance Authority, Revenue Bonds:
2,000,000	BBB-	4.750% due 8/1/42	1,975,745
2,000,000	BBB-	5.000% due 12/1/50	2,102,476
6,440,000	A3(b)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(c)	6,576,136
		Total Iowa	11,814,400
Kansas – 0.0%
25,000	SP-1+	City of Maize KS, GO, Series B, 4.000% due 10/1/26	25,075
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Kentucky – 1.0%
		Kenton County Airport Board, Revenue Bonds:
$25,000	A1(b)	5.000% due 1/1/25	$25,366
15,000	A1(b)	5.000% due 1/1/26	15,551
45,000	A1(b)	5.000% due 1/1/29	46,486
50,000	A1(b)	5.000% due 1/1/30	51,587
5,000,000	A2(b)	Kentucky Public Energy Authority, Revenue Bonds, Series B, 4.000% due 1/1/49(c)	4,999,826
		Kentucky State Property & Building Commission, Revenue Bonds:
160,000	A	5.000% due 4/1/27	170,342
145,000	A	5.000% due 5/1/28	157,636
15,000	A	5.000% due 5/1/29	16,228
40,000	AA	5.000% due 5/1/31	43,069
165,000	A	Series A, 5.000% due 2/1/29	170,585
170,000	A	Series A, 5.000% due 2/1/30	175,627
65,000	A	Series A, 5.000% due 2/1/32	67,090
80,000	A	Series A, 5.000% due 2/1/33	82,558
325,000	A	Series B, 5.000% due 11/1/26	343,023
35,000	A1(b)	Series D, 5.000% due 5/1/26	36,540
30,000	A1(b)	Series D, 5.000% due 5/1/27	31,986
30,000	A1(b)	Series D, 5.000% due 5/1/28	31,930
2,000,000	AA	Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Series A, 3.000% due 5/15/44	1,635,130
		Louisville/Jefferson County Metropolitan Government, Revenue Bonds:
200,000	A	5.000% due 10/1/47(c)	217,607
525,000	A	Series A, 5.000% due 10/1/29	544,906
		Total Kentucky	8,863,073
Louisiana – 1.2%
2,500,000	AA-	East Baton Rouge Sewerage Commission, Revenue Bonds, Series A, 4.000% due 2/1/45	2,485,644
265,000	AA+	Lafayette Parish School Board Sale Tax Revenue, Revenue Bonds, 5.000% due 4/1/37	303,755
2,800,000	A1(b)	Louisiana Local Government Environmental Facilities & Community Development Auth, Revenue Bonds, 5.000% due 8/15/37	2,915,118
1,500,000	AA	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 5.000% due 10/1/26	1,567,931
1,000,000	BB-	Parish of St James LA, Revenue Bonds, Series 2, 6.350% due 10/1/40(d)	1,089,402
450,000	BBB-	Parish of St John the Baptist LA, Revenue Bonds, 4.050% due 6/1/37(c)	446,337
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Louisiana – (continued)
$1,000,000	A2(b)	St John the Baptist Parish School District No 1, GO, 5.250% due 3/1/37	$1,105,055
		Total Louisiana	9,913,242
Maine – 0.3%
2,500,000	AA+	Maine State Housing Authority, Revenue Bonds, Series B, 3.150% due 11/15/39	2,268,798
Maryland – 1.7%
600,000	NR	Anne Arundel County Consolidated Special Taxing District, Special Tax, 5.125% due 7/1/36	601,388
		City of Baltimore MD, Revenue Bonds:
105,000	AA-	Series C, 5.000% due 7/1/28	110,825
195,000	AA-	Series C, 5.000% due 7/1/31	205,752
200,000	AA-	Series C, 5.000% due 7/1/33	210,424
5,805,000	AAA	County of Prince George’s MD, GO, Series A, 5.000% due 7/15/29	6,400,082
		Maryland Community Development Administration, Revenue Bonds:
175,000	Aa1(b)	Series B, 4.000% due 9/1/49	174,189
170,000	Aa1(b)	Series C, 3.500% due 3/1/50	167,392
320,000	Aa1(b)	Series C, 5.000% due 9/1/28	345,462
390,000	BB	Maryland Economic Development Corp., Revenue Bonds, 5.750% due 9/1/25	392,659
2,000,000	NR	Maryland Economic Development Corp., Special Tax, 4.000% due 9/1/50	1,693,005
1,405,000	Baa3(b)	Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, 5.500% due 1/1/46	1,426,892
3,000,000	AAA	State of Maryland Department of Transportation, Revenue Bonds, 3.500% due 10/1/33	2,982,765
		Total Maryland	14,710,835
Massachusetts – 1.4%
		Commonwealth of Massachusetts, GO:
2,640,000	AA+	5.000% due 5/1/41	2,997,458
1,500,000	AA+	Series E, 5.000% due 11/1/45	1,656,656
2,500,000	AA+	Massachusetts Bay Transportation Authority Sales Tax Revenue, Revenue Bonds, Series A, Prerefunded 7/1/24@ 100, 5.000% due 7/1/37(e)	2,513,381
		Massachusetts Development Finance Agency, Revenue Bonds:
1,000,000	AA-	5.000% due 7/1/35	1,040,586
2,500,000	AAA	Series A, 4.000% due 7/15/36	2,539,563
585,000	A+	Series S1, 5.000% due 10/1/24	590,627
500,000	AA	Massachusetts Port Authority, Revenue Bonds, Series E, 5.000% due 7/1/31(a)	558,336
		Total Massachusetts	11,896,607
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – 1.0%
$160,000	AA	City of Detroit MI Sewage Disposal System Revenue, Revenue Bonds, Series D, AGM-Insured, 4.346% due 7/1/32(c)	$153,359
2,155,000	AA+	County of Kalamazoo MI, GO, 3.000% due 5/1/32	2,143,385
		Grand Rapids Public Schools, GO, AGM:
40,000	AA	5.000% due 5/1/27	42,586
55,000	AA	5.000% due 5/1/29	58,335
100,000	AA	5.000% due 5/1/30	103,580
145,000	AA	5.000% due 5/1/31	149,946
20,000	AA	5.000% due 5/1/32	20,661
90,000	AA	5.000% due 5/1/33	93,032
750,000	Aa3(b)	Michigan Finance Authority, Revenue Bonds, 5.000% due 11/1/24	758,824
		Michigan State Building Authority, Revenue Bonds:
495,000	AA-	Series I, 5.000% due 10/15/34	519,344
80,000	AA-	Series I, 5.000% due 4/15/35	83,881
500,000	BB	Michigan Strategic Fund, Revenue Bonds, 4.000% due 10/1/61(a)(c)	501,080
60,000	Aa3(b)	Royal Oak Hospital Finance Authority, Revenue Bonds, Series Prerefunded 3/1/24@ 100, 5.000% due 9/1/24(e)	60,000
1,500,000	Aa1(b)	State of Michigan, GO, Series A, 4.000% due 5/15/38	1,546,339
1,295,000	Aa1(b)	Thornapple Kellogg School District, GO, 5.000% due 5/1/43	1,377,877
		Warren Consolidated Schools, GO:
130,000	AA	5.000% due 5/1/30	135,068
140,000	AA	5.000% due 5/1/31	144,983
145,000	AA	5.000% due 5/1/32	150,375
620,000	A	Wayne County Airport Authority, Revenue Bonds, Series B, 5.000% due 12/1/29(a)	652,635
		Total Michigan	8,695,290
Minnesota – 1.5%
2,500,000	AAA	Metropolitan Council, GO, Series I, 3.000% due 3/1/27	2,499,970
		State of Minnesota, GO:
5,000,000	AAA	Series A, 5.000% due 8/1/37	5,433,734
4,835,000	AAA	Series B, 5.000% due 8/1/27	5,220,359
		Total Minnesota	13,154,063
Mississippi – 0.8%
1,500,000	NR	Mississippi Business Finance Corp., Revenue Bonds, 5.000% due 2/1/36(a)(c)(d)	1,463,262
		Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds:
435,000	A3(b)	Series A, 5.000% due 1/1/34	469,831
225,000	A3(b)	Series B, 5.000% due 1/1/30	245,437
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Mississippi – (continued)
		State of Mississippi, GO:
$160,000	AA	Series A, 5.000% due 10/1/30	$171,814
4,000,000	AA	Series C, 5.000% due 10/1/35	4,353,528
		Total Mississippi	6,703,872
Missouri – 1.3%
2,550,000	AA+	Grain Valley No R-V School District, GO, Series A, 5.000% due 3/1/35	2,723,549
2,500,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/37	2,644,594
2,100,000	AA-	Missouri Development Finance Board, Revenue Bonds, 5.500% due 5/1/41	2,359,728
3,450,000	AA+	Missouri Highway & Transportation Commission, Revenue Bonds, 5.000% due 5/1/25	3,526,390
50,000	AA+	Missouri Housing Development Commission, Revenue Bonds, Series B, 4.000% due 5/1/50	49,797
		Total Missouri	11,304,058
Montana – 0.2%
		Montana Board of Housing, Revenue Bonds:
20,000	AA+	Series A1, 4.000% due 12/1/47(a)	19,905
25,000	AA+	Series B, 4.000% due 6/1/50	24,877
		Montana Facility Finance Authority, Revenue Bonds:
60,000	A+(f)	5.000% due 2/15/25	60,695
90,000	A+(f)	5.000% due 2/15/26	92,280
1,390,000	AA	Yellowstone & Carbon Counties School District No 7-70 Laurel, GO, 5.000% due 7/1/42	1,542,743
		Total Montana	1,740,500
Nebraska – 0.4%
		Nebraska Investment Finance Authority, Revenue Bonds:
130,000	AAA	Series B, 4.000% due 9/1/49(a)	128,702
120,000	AAA	Series E, 3.750% due 9/1/49(a)	118,531
		Nebraska Public Power District, Revenue Bonds:
115,000	A+	Series B, 5.000% due 1/1/31	118,612
125,000	A+	Series B, 5.000% due 1/1/34	128,344
155,000	A+	Series B, 5.000% due 1/1/36	158,788
1,815,000	A2(b)	Public Power Generation Agency, Revenue Bonds, 5.000% due 1/1/41	1,859,502
1,000,000	Aa3(b)	Ralston Public Schools, GO, 5.000% due 12/15/43	1,110,397
		Total Nebraska	3,622,876
Nevada – 0.8%
2,000,000	AA-	Clark County School District, GO, Series A, 5.000% due 6/15/39	2,233,726
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Nevada – (continued)
$1,520,000	AAA	Clark County Water Reclamation District, GO, 4.000% due 7/1/35	$1,532,376
2,750,000	AA+	County of Clark NV, GO, Series B, 4.000% due 11/1/34	2,801,615
		Las Vegas Valley Water District, GO:
85,000	AA	Series A, 5.000% due 6/1/32	88,535
145,000	AA	Series A, 5.000% due 6/1/33	150,999
155,000	AA	Series A, 5.000% due 6/1/34	161,379
65,000	AA+	Nevada Housing Division, Revenue Bonds, Series B, 4.000% due 10/1/49	64,714
		Total Nevada	7,033,344
New Hampshire – 0.3%
		New Hampshire Business Finance Authority, Revenue Bonds:
1,000,000	B+	2.950% due 4/1/29(a)(d)	920,922
740,000	A-	Series A2, zero coupon, due 7/1/27(a)(c)	735,028
		New Hampshire Health & Education Facilities Authority Act, Revenue Bonds:
25,000	A-	4.000% due 10/1/38	24,119
35,000	BBB-	5.000% due 7/1/26	35,011
135,000	A-	5.000% due 10/1/26	139,860
145,000	A-	5.000% due 10/1/27	149,951
60,000	A-	5.000% due 10/1/28	61,997
210,000	A-	5.000% due 10/1/30	217,259
		Total New Hampshire	2,284,147
New Jersey – 1.9%
		New Jersey Economic Development Authority, Revenue Bonds:
850,000	A-	5.000% due 11/1/34	938,021
1,000,000	A-	Series EEE, 5.000% due 6/15/30	1,092,666
580,000	A-	Series XX, Prerefunded 6/15/25@ 100, 5.000% due 6/15/26(e)	594,521
		New Jersey Health Care Facilities Financing Authority, Revenue Bonds:
620,000	AA-	Series B2, 5.000% due 7/1/42(c)	633,352
625,000	AA-	Series B3, 5.000% due 7/1/45(c)	646,859
100,000	AAA	New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 1A, 5.000% due 12/1/24(a)	101,067
		New Jersey Transportation Trust Fund Authority, Revenue Bonds:
5,000,000	A+	5.000% due 6/15/24	5,021,322
435,000	A+	5.000% due 6/15/27	454,985
1,320,000	A-	5.000% due 12/15/28	1,449,398
200,000	A-	5.000% due 12/15/39	215,929
870,000	A-	Series A, zero coupon, due 12/15/27	771,836
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Jersey – (continued)
$195,000	A-	Series A, zero coupon, due 12/15/28	$167,666
220,000	A-	Series A, 5.000% due 12/15/33	238,963
2,000,000	A-	Series A, 5.000% due 12/15/34	2,167,223
360,000	A-	Series AA, 5.000% due 6/15/25	361,432
215,000	A-	Series AA, 5.000% due 6/15/26	215,638
1,525,000	AA-	New Jersey Turnpike Authority, Revenue Bonds, Series B, 5.000% due 1/1/46	1,697,225
		Total New Jersey	16,768,103
New Mexico – 0.1%
490,000	AA	New Mexico Hospital Equipment Loan Council, Revenue Bonds, Series B, 5.000% due 8/1/49(c)	500,040
115,000	Aaa(b)	New Mexico Mortgage Finance Authority, Revenue Bonds, Series D, 3.750% due 1/1/50	113,707
		Total New Mexico	613,747
New York – 9.7%
1,430,000	Ba1(b)	Brooklyn Arena Local Development Corp., Revenue Bonds, zero coupon, due 7/15/46	485,409
		City of New York NY, GO:
1,000,000	AA	Series A, 5.000% due 8/1/40	1,136,610
2,035,000	AA	Series B1, 5.000% due 12/1/38	2,122,845
2,500,000	AA	Series B1, 5.000% due 12/1/41	2,592,626
500,000	AA	Series B1, 5.250% due 10/1/41	569,640
5,000,000	AA	Series D1, 5.000% due 12/1/34	5,470,634
1,000,000	AA	Series F1, 5.000% due 4/1/43	1,053,911
		Hudson Yards Infrastructure Corp., Revenue Bonds:
115,000	AA	Series A, 5.000% due 2/15/32	121,953
215,000	AA	Series A, 5.000% due 2/15/35	227,665
		Long Island Power Authority, Revenue Bonds:
1,020,000	A	Series B, 1.650% due 9/1/49(c)	1,007,403
40,000	A	Series B, 5.000% due 9/1/24	40,361
		Metropolitan Transportation Authority, Revenue Bonds:
1,780,000	AA	Series A, 5.250% due 11/15/27	1,896,744
125,000	A-	Series A1, 5.000% due 11/15/35	126,981
145,000	A-	Series A1, 5.000% due 11/15/36	147,128
245,000	A-	Series A2, 5.000% due 11/15/29	259,807
270,000	A-	Series B, 5.000% due 11/15/30	282,359
290,000	A-	Series C1, 5.000% due 11/15/27	304,501
685,000	A-	Series C1, 5.000% due 11/15/28	704,414
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
$300,000	A-	Series C1, 5.000% due 11/15/31	$322,128
415,000	A-	Series D1, 5.000% due 11/15/30	418,802
370,000	A3(b)	MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.000% due 11/15/51	369,449
250,000	CCC+	Nassau County Tobacco Settlement Corp., Revenue Bonds, Series A3, 5.000% due 6/1/35	237,790
		New York City Municipal Water Finance Authority, Revenue Bonds:
2,685,000	AA+	5.000% due 6/15/41	2,950,487
1,945,000	AA+	Series EE, 5.000% due 6/15/45	2,057,695
3,000,000	AAA	New York City Transitional Finance Authority, Revenue Bonds, Series F1, 5.000% due 2/1/41	3,423,559
		New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
1,500,000	AAA	Series A1, 4.000% due 11/1/37	1,564,376
3,200,000	AAA	Series A1, 5.000% due 8/1/41	3,592,476
2,185,000	AAA	Series A1, 5.000% due 8/1/43	2,424,220
1,775,000	AAA	Series B1, 5.000% due 11/1/36	1,778,626
275,000	AAA	Series C2, 5.000% due 5/1/32	298,587
1,000,000	AAA	Series C3, 5.000% due 5/1/41	1,057,789
1,000,000	AAA	Series E1, 5.000% due 2/1/31	1,014,943
1,700,000	AAA	Series F1, 5.000% due 2/1/41	1,918,551
		New York Liberty Development Corp., Revenue Bonds:
2,000,000	NR	5.000% due 11/15/44(d)	2,000,124
1,750,000	AA-	Series 1WTC, 2.750% due 2/15/44	1,322,166
		New York State Dormitory Authority, Revenue Bonds:
1,000,000	B-	4.000% due 7/1/45	704,626
1,000,000	BBB-	Series A, 5.000% due 7/15/42	1,016,928
4,000,000	Aa1(b)	Series A, 5.250% due 3/15/38	4,354,968
225,000	A-	Series B2, 5.000% due 5/1/48(c)	225,214
250,000	A-	Series B3, 5.000% due 5/1/48(c)	255,892
		New York State Urban Development Corp., Revenue Bonds:
1,250,000	AA+	Series A, 3.000% due 3/15/50	973,548
80,000	AA+	Series A, 5.000% due 3/15/32	84,395
3,500,000	AA+	Series A, 5.000% due 3/15/38	3,658,562
		New York Transportation Development Corp., Revenue Bonds:
2,000,000	Baa1(b)	5.000% due 12/1/36(a)	2,154,759
2,500,000	Baa1(b)	5.000% due 12/1/37(a)	2,671,008
1,500,000	Baa3(b)	5.375% due 6/30/60(a)	1,573,862
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
$1,500,000	BB+	5.625% due 4/1/40(a)	$1,626,943
1,500,000	BB+	6.000% due 4/1/35(a)	1,691,056
1,000,000	Baa3(b)	6.000% due 6/30/54(a)	1,100,811
1,500,000	B	Niagara Area Development Corp., Revenue Bonds, Series A, 4.750% due 11/1/42(a)(d)	1,298,675
		Port Authority of New York & New Jersey, Revenue Bonds:
1,160,000	AA-	5.000% due 1/15/39(a)	1,270,935
5,000,000	AA-	Series 207, 5.000% due 9/15/24(a)	5,037,631
2,500,000	AA-	Series 207, 5.000% due 9/15/29(a)	2,655,093
1,750,000	AA-	Series 207, 5.000% due 9/15/31(a)	1,856,446
400,000	AA+	Sales Tax Asset Receivable Corp., Revenue Bonds, Series A, Prerefunded 10/15/24@ 100, 4.000% due 10/15/32(e)	402,228
60,000	Aa1(b)	State of New York Mortgage Agency Homeowner Mortgage Revenue, Revenue Bonds, Series 221, 3.500% due 10/1/32(a)	58,807
2,000,000	AA-	Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.000% due 11/15/25	2,070,576
1,500,000	NR	TSASC Inc., Revenue Bonds, 5.000% due 6/1/48	1,355,535
		Total New York	83,401,257
North Carolina – 0.1%
1,000,000	AAA	County of Wake NC, GO, Series C, 5.000% due 2/1/28	1,092,069
105,000	Aa3(b)	Raleigh Durham Airport Authority, Revenue Bonds, Series A, 5.000% due 5/1/29(a)	113,866
		Total North Carolina	1,205,935
Ohio – 2.0%
3,945,000	NR	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series B2, 5.000% due 6/1/55	3,759,163
3,000,000	BB+	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, 5.500% due 12/1/43	3,040,901
5,000	NR	Columbus City School District, GO, Series Prerefunded 6/1/26@ 100, 5.000% due 12/1/32(e)	5,217
875,000	BBB-(f)	County of Hamilton OH, Revenue Bonds, 5.500% due 1/1/43	896,431
140,000	BB+	County of Muskingum OH, Revenue Bonds, 5.000% due 2/15/44	129,714
1,000,000	NR	County of Washington OH, Revenue Bonds, 6.625% due 12/1/42	1,079,911
		Jefferson County Port Authority, Revenue Bonds:
2,750,000	Ba1(b)	3.500% due 12/1/51(a)(d)	2,093,764
1,000,000	Ba1(b)	5.000% due 12/1/53(a)(c)(d)	1,015,261
1,500,000	B-	Ohio Air Quality Development Authority, Revenue Bonds, 5.000% due 7/1/49(a)(d)	1,363,779
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Ohio – (continued)
$40,000	Aaa(b)	Ohio Housing Finance Agency, Revenue Bonds, Series B, 4.500% due 3/1/50	$40,190
2,550,000	AA	Ohio State University, Revenue Bonds, Series A, 5.000% due 12/1/39	2,567,310
1,000,000	AAA	State of Ohio, GO, Series A, 5.000% due 3/1/28	1,093,033
		Total Ohio	17,084,674
Oklahoma – 1.9%
500,000	A+	Canadian County Educational Facilities Authority, Revenue Bonds, 5.000% due 9/1/26	523,352
		Creek County Educational Facilities Authority, Revenue Bonds:
850,000	AA	5.000% due 9/1/38(h)	975,442
800,000	AA	5.000% due 9/1/39(h)	914,907
1,150,000	AA	5.000% due 9/1/40(h)	1,304,731
2,000,000	AA-	Grand River Dam Authority, Revenue Bonds, 5.000% due 6/1/42	2,228,090
3,300,000	AA-	Oklahoma Capitol Improvement Authority, Revenue Bonds, Series A, 5.000% due 7/1/30	3,309,934
2,500,000	AA	Oklahoma County Independent School District No 89 Oklahoma City, GO, Series A, 1.250% due 7/1/26(h)	2,360,437
		Oklahoma Development Finance Authority, Revenue Bonds:
2,000,000	BB-	Series B, 5.500% due 8/15/52	2,032,192
825,000	BB-	Series B, 5.500% due 8/15/57	836,815
		Oklahoma Municipal Power Authority, Revenue Bonds:
50,000	A	Series A, Prerefunded 1/1/25@ 100, 5.000% due 1/1/26(e)	50,773
175,000	A	Series A, Prerefunded 1/1/25@ 100, 5.000% due 1/1/27(e)	177,705
60,000	A	Series A, Prerefunded 1/1/25@ 100, 5.000% due 1/1/28(e)	60,927
45,000	A	Series A, Prerefunded 1/1/25@ 100, 5.000% due 1/1/29(e)	45,695
60,000	A	Series B, 5.000% due 1/1/27	60,746
		Tulsa Airports Improvement Trust, Revenue Bonds:
1,000,000	B+	5.000% due 6/1/35(a)(c)	1,001,874
525,000	NR	Series A, 5.500% due 6/1/35(a)	525,070
		Total Oklahoma	16,408,690
Oregon – 1.1%
85,000	Aa1(b)	Hillsboro School District No 1J, GO, 5.000% due 6/15/30	90,788
		Oregon State Lottery, Revenue Bonds:
4,850,000	AAA	Series A, 5.000% due 4/1/43	5,432,915
3,000,000	AAA	Series D, 5.000% due 4/1/29	3,055,465
		Port of Portland OR Airport Revenue, Revenue Bonds:
300,000	AA-	5.000% due 7/1/28(a)	320,665
165,000	AA-	5.000% due 7/1/29	180,526
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Oregon – (continued)
$205,000	AA-	Series 24B, 5.000% due 7/1/32(a)	$212,861
		Total Oregon	9,293,220
Pennsylvania – 2.9%
1,000,000	BB-	Bucks County Industrial Development Authority, Revenue Bonds, 4.000% due 7/1/51	741,526
		City of Philadelphia PA, GO:
85,000	A	Series B, 5.000% due 8/1/27	86,833
300,000	A	Series B, 5.000% due 8/1/29	306,510
320,000	A	Series B, 5.000% due 8/1/30	326,811
335,000	A	Series B, 5.000% due 8/1/31	341,852
		Commonwealth Financing Authority, Revenue Bonds:
1,010,000	A	Series A, 5.000% due 6/1/28	1,097,744
500,000	A	Series B, 5.000% due 6/1/25	511,220
		Commonwealth of Pennsylvania, GO:
3,000,000	A+	4.000% due 3/15/34	3,016,303
5,000,000	A+	4.000% due 9/15/34	5,101,305
290,000	A+	5.000% due 10/15/27	290,175
810,000	A+	5.000% due 9/15/29	847,189
1,000,000	A+	5.000% due 6/15/34	1,004,631
		General Authority of Southcentral Pennsylvania, Revenue Bonds:
190,000	Aa3(b)	5.000% due 6/1/38	202,119
310,000	Aa3(b)	5.000% due 6/1/39	328,464
		Lancaster County Hospital Authority, Revenue Bonds:
800,000	A	5.000% due 11/1/38	853,242
1,000,000	A	5.000% due 11/1/39	1,064,870
325,000	A	Montgomery County Higher Education & Health Authority, Revenue Bonds, 5.000% due 9/1/33	351,263
		Pennsylvania Economic Development Financing Authority, Revenue Bonds:
1,000,000	Baa2(b)	5.500% due 6/30/37(a)	1,144,373
1,500,000	Baa2(b)	5.500% due 6/30/39(a)	1,695,595
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds:
775,000	AA	4.000% due 8/15/38	796,418
35,000	AA	Series A, 5.000% due 8/15/27	37,513
35,000	AA	Series A, 5.000% due 8/15/28	37,286
60,000	AA	Series A, 5.000% due 8/15/30	63,775
1,000,000	AA	Series C, 4.000% due 8/15/41	1,000,073
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Pennsylvania – (continued)
		Pennsylvania Turnpike Commission, Revenue Bonds:
$45,000	Aa3(b)	Series A1, 5.000% due 12/1/29	$48,490
30,000	Aa3(b)	Series A1, 5.000% due 12/1/34	32,207
35,000	A+	Series A2, 5.000% due 12/1/28	37,061
35,000	A+	Series A2, 5.000% due 12/1/33	38,207
2,000,000	Aa3(b)	Series A2, 5.000% due 12/1/43	2,114,980
1,500,000	Aa2(b)	West Shore School District, GO, 5.000% due 11/15/43	1,553,856
		Total Pennsylvania	25,071,891
Puerto Rico – 1.2%
		Commonwealth of Puerto Rico, GO:
2,000,000	NR	Series A1, 4.000% due 7/1/41	1,850,896
1,000,000	NR	Series A1, 4.000% due 7/1/46	899,963
		Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds:
1,000,000	NR	Series A, 5.000% due 7/1/47(d)	1,008,019
1,000,000	NR	Series B, 4.000% due 7/1/42(d)	916,892
1,000,000	NR	Series B, 4.000% due 7/1/47(d)	878,185
5,000,000	NR	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Series A1, 5.000% due 7/1/58	5,024,990
		Total Puerto Rico	10,578,945
Rhode Island – 0.2%
240,000	AA	Rhode Island Health & Educational Building Corp., Revenue Bonds, AGM, 5.000% due 5/15/25	244,490
80,000	AA+	Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Series 70, 4.000% due 10/1/49	79,627
		Rhode Island Student Loan Authority, Revenue Bonds:
55,000	AA	Series A, 3.500% due 12/1/34(a)	51,845
1,125,000	AA	Series A, 5.000% due 12/1/26(a)	1,167,398
		Total Rhode Island	1,543,360
South Carolina – 0.5%
30,000	AA+	Beaufort-Jasper Water & Sewer Authority, Revenue Bonds, Series B, 5.000% due 3/1/24	30,000
1,000,000	A1(b)	Patriots Energy Group Financing Agency, Revenue Bonds, Series A1, 5.250% due 10/1/54(c)	1,070,210
		Scago Educational Facilities Corp. for Colleton School District, Revenue Bonds:
115,000	A-	5.000% due 12/1/27	117,360
95,000	A-	5.000% due 12/1/29	96,833
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
South Carolina – (continued)
		South Carolina Jobs-Economic Development Authority, Revenue Bonds:
$1,000,000	NR	7.500% due 11/15/53	$1,044,637
1,000,000	NR	7.750% due 11/15/58	1,041,293
		South Carolina Ports Authority, Revenue Bonds:
65,000	A+	5.000% due 7/1/28(a)	69,019
140,000	A+	5.000% due 7/1/30(a)	148,862
		South Carolina Public Service Authority, Revenue Bonds:
185,000	A-	Series B, 5.000% due 12/1/35	191,714
275,000	A-	Series B, 5.000% due 12/1/36	284,122
115,000	A-	Series C, 5.000% due 12/1/25	115,923
115,000	A-	Series C, 5.000% due 12/1/26	115,555
90,000	A-	Series C, 5.000% due 12/1/27	90,465
		South Carolina State Housing Finance & Development Authority, Revenue Bonds:
110,000	Aaa(b)	Series A, 4.000% due 1/1/50	109,496
110,000	Aaa(b)	Series A, 4.000% due 7/1/50	109,499
		Total South Carolina	4,634,988
Tennessee – 1.2%
1,000,000	AA+	County of Shelby TN, GO, Series A, 4.000% due 4/1/37	1,033,128
40,000	BBB	Knox County Health Educational & Housing Facility Board, Revenue Bonds, 5.000% due 4/1/25	40,426
1,000,000	AA	Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds, Series B, AGM-Insured, 5.250% due 7/1/48	1,106,272
1,125,000	A1(b)	Metropolitan Nashville Airport Authority, Revenue Bonds, Series B, 5.250% due 7/1/33(a)	1,287,163
5,240,000	Aa1(b)	Tennergy Corp., Revenue Bonds, Series A, 5.000% due 2/1/50(c)	5,271,801
1,225,000	AA+	Tennessee Housing Development Agency, Revenue Bonds, Series 2B, 3.950% due 1/1/38	1,225,869
		Total Tennessee	9,964,659
Texas – 12.6%
1,765,000	AAA	Academy Independent School District, GO, PSF-GTD-Insured, 5.000% due 8/15/43	1,948,339
1,895,000	AAA	Alamo Community College District, GO, 5.000% due 8/15/34	2,030,946
1,000,000	AAA	Arlington Higher Education Finance Corp., Revenue Bonds, PSF-GTD-Insured, 5.000% due 8/15/48	1,080,082
1,500,000	Aaa(b)	Brazosport Independent School District, GO, PSF-GTD-Insured, 4.000% due 2/15/33	1,535,881
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
		Central Texas Regional Mobility Authority, Revenue Bonds:
$35,000	A	Series A, Prerefunded 7/1/25@ 100, 5.000% due 1/1/31(e)	$35,868
30,000	A	Series A, Prerefunded 7/1/25@ 100, 5.000% due 1/1/32(e)	30,744
60,000	A	Series A, Prerefunded 7/1/25@ 100, 5.000% due 1/1/34(e)	61,489
160,000	A	Series A, Prerefunded 7/1/25@ 100, 5.000% due 1/1/40(e)	163,970
600,000	A	Series B, 4.000% due 1/1/41	601,534
375,000	A	Series B, 5.000% due 1/1/29	405,254
1,800,000	A	Series E, 5.000% due 1/1/38	1,933,109
1,770,000	AAA	City of Austin TX, GO, 5.000% due 5/1/27	1,896,607
		City of Austin TX Airport System Revenue, Revenue Bonds:
165,000	A+	5.000% due 11/15/26(a)	165,773
80,000	A+	5.000% due 11/15/29(a)	80,487
3,835,000	AAA	City of Dallas TX Waterworks & Sewer System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/32	3,933,637
995,000	AA+	City of El Paso TX Water & Sewer Revenue, Revenue Bonds, 5.000% due 3/1/41	1,089,035
		City of Houston TX, GO:
290,000	Aa3(b)	Series A, 5.000% due 3/1/24	290,000
120,000	Aa3(b)	Series A, 5.000% due 3/1/25	122,101
		City of Houston TX Airport System Revenue, Revenue Bonds:
50,000	A1(b)	Series A, 5.000% due 7/1/26(a)	51,749
60,000	A1(b)	Series A, 5.000% due 7/1/27(a)	63,049
30,000	A1(b)	Series A, 5.000% due 7/1/28(a)	32,042
90,000	A1(b)	Series B, 5.000% due 7/1/28	98,441
360,000	A1(b)	Series B, 5.000% due 7/1/29	394,100
1,500,000	A1(b)	Series D, 5.000% due 7/1/25	1,534,658
2,005,000	A1(b)	Series D, 5.000% due 7/1/26	2,098,921
		City of Houston TX Combined Utility System Revenue, Revenue Bonds:
3,000,000	Aa2(b)	Series B, 4.000% due 11/15/31	3,058,032
70,000	Aa2(b)	Series B, 5.000% due 11/15/33	73,197
75,000	AA	Series C, 5.000% due 5/15/28	75,259
		City of San Antonio TX Airport System, Revenue Bonds:
500,000	A	Series A, 5.000% due 7/1/27(a)	524,444
480,000	A+	Series A, 5.000% due 7/1/28(a)	512,665
		City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds:
1,000,000	A+	1.750% due 2/1/49(c)	962,096
500,000	A+	4.000% due 2/1/43	502,366
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$45,000	AA-	5.000% due 2/1/29	$48,307
30,000	AA-	5.000% due 2/1/30	32,181
45,000	AA-	5.000% due 2/1/31	48,189
35,000	AA-	5.000% due 2/1/33	37,329
750,000	A+	5.000% due 2/1/42	820,814
90,000	AA-	5.250% due 2/1/25	91,764
3,000,000	Baa3(b)	Clifton Higher Education Finance Corp., Revenue Bonds, Series D, 6.125% due 8/15/48	3,070,237
3,000,000	Aaa(b)	Comal Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/1/27	3,190,596
2,345,000	AAA	Community Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/41	2,625,866
2,790,000	AAA	County of Harris TX, GO, Series A, 5.000% due 10/1/28	2,868,253
		County of Travis TX, GO:
85,000	AAA	Series A, 5.000% due 3/1/24	85,000
1,490,000	AAA	Series A, 5.000% due 3/1/38	1,616,399
2,215,000	AAA	County of Williamson TX, GO, 5.000% due 2/15/30	2,357,060
		Cypress-Fairbanks Independent School District, GO, PSF-GTD:
1,975,000	AAA	4.000% due 2/15/32	2,000,687
620,000	AAA	5.000% due 2/15/25	631,418
105,000	AAA	5.000% due 2/15/27	109,387
1,000,000	AAA	Series A, 3.400% due 2/15/31	1,001,801
1,925,000	AAA	Series A, 5.000% due 2/15/26	2,003,209
		Dallas Area Rapid Transit, Revenue Bonds:
210,000	AA+	AMBAC, 5.250% due 12/1/29	239,908
2,500,000	AA+	Series B, 5.000% due 12/1/47	2,714,953
1,500,000	A+	Dallas Fort Worth International Airport, Revenue Bonds, Series B, 5.000% due 11/1/40	1,712,192
		Eagle Mountain & Saginaw Independent School District, GO, PSF-GTD:
1,270,000	Aaa(b)	5.000% due 8/15/29	1,422,987
1,000,000	Aaa(b)	5.000% due 8/15/30	1,139,502
3,430,000	AAA	Fort Worth Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/26	3,489,503
		Georgetown Independent School District, GO, PSF-GTD:
1,000,000	AAA	3.750% due 8/15/41	982,282
1,000,000	AAA	3.875% due 8/15/44	963,774
		Grand Parkway Transportation Corp., Revenue Bonds:
150,000	AA+	Series A, 5.000% due 10/1/31	162,777
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$125,000	AA+	Series A, 5.000% due 10/1/32	$135,482
190,000	AA+	Series A, 5.000% due 10/1/33	205,585
145,000	AA+	Series A, 5.000% due 10/1/34	156,609
		Harris County Cultural Education Facilities Finance Corp., Revenue Bonds:
1,025,000	A+	5.000% due 6/1/24	1,028,701
1,500,000	A+	5.000% due 7/1/39	1,545,515
315,000	A+	5.000% due 7/1/49(c)	318,106
1,095,000	AAA	Klein Independent School District, GO, PSF-GTD-Insured, 4.000% due 8/1/46	1,097,961
		Lamar Consolidated Independent School District, GO, PSF-GTD:
7,280,000	AAA	5.000% due 2/15/31	7,709,664
7,050,000	AAA	5.000% due 2/15/34	7,411,121
2,000,000	AAA	Leander Independent School District, GO, PSF-GTD-Insured, 5.000% due 8/15/27	2,052,900
		Love Field Airport Modernization Corp., Revenue Bonds:
40,000	A	5.000% due 11/1/30(a)	40,766
90,000	A	5.000% due 11/1/31(a)	91,711
1,000,000	Aaa(b)	Malakoff Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/30	1,131,986
2,500,000	BB-	Mission Economic Development Corp., Revenue Bonds, 4.625% due 10/1/31(a)(d)	2,491,229
1,000,000	Aaa(b)	North East Independent School District, GO, Series A, PSF-GTD-Insured, 4.000% due 8/1/41	1,008,795
55,000	AA-	North Harris County Regional Water Authority, Revenue Bonds, 4.000% due 12/15/24	55,032
2,000,000	NR	North Parkway Municipal Management District No 1, Special Assessment, 5.000% due 9/15/51(d)	1,872,212
		North Texas Tollway Authority, Revenue Bonds:
1,750,000	AA-	Series A, 5.000% due 1/1/28	1,815,949
35,000	AA-	Series A, 5.000% due 1/1/30	36,252
40,000	AA-	Series A, 5.000% due 1/1/33	42,248
1,000,000	A+	Series A, 5.000% due 1/1/38	1,008,401
200,000	AA-	Series A, 5.000% due 1/1/39	205,467
185,000	A+	Series B, 5.000% due 1/1/25	187,692
160,000	AA-	Series B, 5.000% due 1/1/30	162,500
20,000	A+	Series B, 5.000% due 1/1/31	20,654
85,000	A+	Series B, 5.000% due 1/1/32	89,663
1,000,000	AAA	Pecos Barstow Toyah Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/38	1,022,113
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$50,000	Aaa(b)	Permanent University Fund – University of Texas System, Revenue Bonds, Series B, 5.000% due 7/1/29	$52,162
1,500,000	NR	Port Beaumont Navigation District, Revenue Bonds, 4.000% due 1/1/50(a)(d)	1,150,642
		San Jacinto Community College District, GO:
450,000	AA	5.000% due 2/15/29	493,131
435,000	AA	5.000% due 2/15/30	484,295
		State of Texas, GO:
2,500,000	AAA	5.000% due 10/1/24	2,503,101
150,000	AAA	5.000% due 8/1/26(a)	150,021
200,000	AAA	5.500% due 8/1/26(a)	209,983
350,000	AAA	Series B, 5.000% due 8/1/25(a)	350,412
		Texas Department of Housing & Community Affairs, Revenue Bonds:
393,589	Aaa(b)	2.950% due 7/1/36	347,618
285,000	AA+	Series A, 4.000% due 3/1/50	283,433
600,000	AA+	Texas Public Finance Authority, Revenue Bonds, 5.000% due 2/1/28	649,424
135,000	Aa2(b)	Texas State University System, Revenue Bonds, Series A, 5.000% due 3/15/29	143,920
		Texas Water Development Board, Revenue Bonds:
2,000,000	AAA	4.650% due 10/15/40	2,188,396
1,000,000	AAA	5.000% due 10/15/25	1,032,839
180,000	AAA	Series A, 5.000% due 4/15/25	183,898
75,000	AAA	Series A, 5.000% due 10/15/25	77,463
125,000	AAA	Series A, 5.000% due 4/15/26	130,764
190,000	AAA	Series A, 5.000% due 4/15/29	204,668
505,000	AAA	Series A, 5.000% due 4/15/30	543,601
1,095,000	Aaa(b)	Wink-Loving Independent School District, GO, PSF-GTD-Insured, 5.000% due 2/15/27	1,096,199
		Total Texas	108,072,534
Utah – 0.5%
		City of Salt Lake City UT Airport Revenue, Revenue Bonds:
35,000	A+	Series A, 5.000% due 7/1/26(a)	36,161
115,000	A+	Series A, 5.000% due 7/1/28(a)	120,558
155,000	A+	Series A, 5.000% due 7/1/30(a)	164,940
1,250,000	AA	City of Vineyard UT Water & Sewer Revenue, Revenue Bonds, 5.000% due 5/1/43	1,375,062
1,400,000	A2(b)	Duchesne County School District, Revenue Bonds, 5.000% due 6/1/37	1,507,357
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Utah – (continued)
$1,270,000	NR	Mida Mountain Village Public Infrastructure District, Special Assessment, 4.000% due 8/1/50(d)	$1,015,556
		Total Utah	4,219,634
Vermont – 0.2%
		Vermont Student Assistance Corp., Revenue Bonds:
750,000	A	Series A, 5.000% due 6/15/29(a)	785,457
675,000	A	Series A, 5.000% due 6/15/30(a)	711,282
		Total Vermont	1,496,739
Virgin Islands – 0.2%
1,500,000	NR	Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Series A, 5.000% due 10/1/39	1,565,806
Virginia – 2.1%
5,000,000	AAA	Commonwealth of Virginia, GO, Series B, 4.000% due 6/1/24	5,002,869
3,180,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, Prerefunded 1/1/28@ 100, 5.000% due 7/1/35(e)	3,463,520
320,000	AA	Norfolk Economic Development Authority, Revenue Bonds, Series B, 5.000% due 11/1/48(c)	348,046
1,800,000	NR	Peninsula Town Center Community Development Authority, Special Assessment, 4.500% due 9/1/45(d)	1,619,220
2,000,000	B-	Tobacco Settlement Financing Corp., Revenue Bonds, Series B1, 5.000% due 6/1/47	1,892,095
550,000	BB+(f)	Virginia Beach Development Authority, Revenue Bonds, Series B3, 5.375% due 9/1/29	567,500
		Virginia College Building Authority, Revenue Bonds:
165,000	AA+	Series D, 5.000% due 2/1/26	171,761
265,000	AA+	Series E, 5.000% due 2/1/30	288,689
305,000	AA+	Series E, 5.000% due 2/1/31	331,976
360,000	AA+	Virginia Commonwealth Transportation Board, Revenue Bonds, Series A, 5.000% due 5/15/30	389,652
3,575,000	AAA	Virginia Housing Development Authority, Revenue Bonds, Series E2, 3.900% due 7/1/55(c)	3,577,549
500,000	AAA	Virginia Resources Authority, Revenue Bonds, Series C, 5.000% due 11/1/29	565,058
		Total Virginia	18,217,935
Washington – 4.6%
60,000	AA	Chelan County Public Utility District No 1, Revenue Bonds, Series A, NPFG, zero coupon, due 6/1/24	59,511
1,000,000	Aaa(b)	Franklin County School District No 1 Pasco, GO, 4.250% due 12/1/42	1,028,828
1,690,000	Baa2(b)	Grant County Public Hospital District No 1, GO, 5.500% due 12/1/43	1,810,121
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
$1,000,000	BB+	Grays Harbor County Public Hospital District No 1, Revenue Bonds, 6.875% due 12/1/53	$1,039,408
		Port of Seattle WA, Revenue Bonds:
35,000	AA-	5.000% due 2/1/27	36,217
70,000	AA-	5.000% due 2/1/29	72,290
85,000	AA-	Series A, 5.000% due 5/1/29(a)	88,443
1,000,000	AA	Series B, 5.000% due 10/1/26(a)	1,029,356
980,000	AA	Series B, 5.000% due 10/1/27(a)	1,009,165
135,000	AA	Series B, 5.000% due 10/1/29(a)	138,473
575,000	Baa3(b)	Skagit County Public Hospital District No 1, Revenue Bonds, 5.500% due 12/1/54	610,355
		State of Washington, GO:
50,000	AA+	Series 2017A, 5.000% due 8/1/27	52,348
3,430,000	AA+	Series A, 5.000% due 8/1/32	3,746,630
7,500,000	AA+	Series A3, 5.000% due 8/1/45	8,293,601
2,500,000	AA+	Series B, 5.000% due 6/1/44	2,796,558
5,000,000	AA+	Series C, 5.000% due 2/1/33	5,534,094
2,500,000	AA+	Series E, 5.000% due 6/1/43	2,757,039
50,000	AA+	Series R2017A, 5.000% due 8/1/28	52,312
50,000	AA+	Series R2017A, 5.000% due 8/1/30	52,372
355,000	AA+	Series R2018C, 5.000% due 8/1/30	380,342
640,000	AA+	Series R2018D, 5.000% due 8/1/33	683,965
5,000,000	AA+	Series R2018D, 5.000% due 8/1/35	5,321,714
100,000	A	Tobacco Settlement Authority, Revenue Bonds, 5.000% due 6/1/24	100,072
		Washington Health Care Facilities Authority, Revenue Bonds:
60,000	BBB+	5.000% due 7/1/26	60,996
70,000	A	5.000% due 10/1/27	73,764
60,000	A	5.000% due 10/1/28	64,232
90,000	BBB+	5.000% due 7/1/29	93,043
20,000	BBB+	5.000% due 7/1/34	20,596
780,000	BBB+	5.000% due 7/1/42	789,919
115,000	A	Series A, 5.000% due 10/1/24	115,044
15,000	Baa1(b)	Washington Higher Education Facilities Authority, Revenue Bonds, Series A, 5.000% due 10/1/29	15,523
2,000,000	BBB-	Washington State Convention Center Public Facilities District, Revenue Bonds, 3.000% due 7/1/48	1,501,924
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
$500,000	BBB	Washington State Housing Finance Commission, Revenue Bonds, 6.250% due 7/1/59(d)	$549,211
		Total Washington	39,977,466
West Virginia – 1.5%
		State of West Virginia, GO:
10,000,000	AA-	Series B, 5.000% due 12/1/34	10,873,871
2,000,000	AA-	Series B, 5.000% due 6/1/35	2,170,957
		Total West Virginia	13,044,828
Wisconsin – 1.3%
3,385,000	AAA	County of Dane WI, GO, Series A, 3.000% due 6/1/25	3,367,284
		Public Finance Authority, Revenue Bonds:
2,000,000	NR	4.250% due 7/1/54(a)	1,396,058
2,665,000	Aa2(b)	Series A, 4.000% due 8/1/59	2,641,270
500,000	BB+	Series A, 5.000% due 10/1/39(d)	506,530
1,000,000	BBB-	Series A, 5.750% due 7/1/53(d)	1,056,413
1,500,000	AA	Racine Unified School District, GO, AGM-Insured, 5.000% due 4/1/38	1,667,908
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
255,000	A+	5.000% due 11/15/24	256,874
50,000	A2(b)	5.000% due 6/1/27	50,040
195,000	A+	5.000% due 11/15/27	196,850
30,000	A2(b)	5.000% due 6/1/32	30,022
70,000	A2(b)	5.000% due 6/1/39	70,035
360,000	AA+	Wisconsin Housing & Economic Development Authority Home Ownership Revenue, Revenue Bonds, Series A, 3.500% due 9/1/50	354,016
		Total Wisconsin	11,593,300
		TOTAL MUNICIPAL BONDS (Cost – $769,353,547)	770,618,491
Shares/Units
EXCHANGE TRADED FUND (ETF) – 4.2%
719,425		Vanguard Tax-Exempt Bond Index(i) (Cost – $36,280,383)	36,482,041
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $805,633,930)	807,100,532
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
SHORT-TERM INVESTMENTS – 5.4%
MUNICIPAL BONDS – 1.0%
$3,450,000		Bristol-Plymouth Regional Vocational Technical School District, GO, 4.000% due 2/28/25	$3,477,904
3,745,000		Colorado State Education Loan Program, Revenue Notes, Series B, 5.000% due 6/28/24	3,765,619
1,400,000		PMA Levy & Aid Anticipation Notes Program, Revenue Notes, Series A, 5.000% due 9/25/24	1,411,889
		TOTAL MUNICIPAL BONDS (Cost – $8,659,150)	8,655,412
TIME DEPOSITS – 4.4%
5,060,044		ANZ National Bank – London, 4.680% due 3/1/24	5,060,044
32,252,563		Citibank – New York, 4.680% due 3/1/24	32,252,563
195,611		JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	195,611
		TOTAL TIME DEPOSITS (Cost – $37,508,218)	37,508,218
		TOTAL SHORT-TERM INVESTMENTS (Cost – $46,167,368)	46,163,630
Shares/Units
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 4.1%
MONEY MARKET FUND – 4.1%
35,528,240		Federated Government Obligations Fund, Premier Class, 5.162%(j) (Cost – $35,528,240)	35,528,240
		TOTAL INVESTMENTS – 103.2% (Cost – $887,329,538)	888,792,402
		Liabilities in Excess of Other Assets – (3.2)%	(27,762,353)
		TOTAL NET ASSETS – 100.0%	$861,030,049

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.

(a)
Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(b)
Rating by Moody’s Investors Service. All ratings are unaudited.

(c)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2024.

(d)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $50,060,730 and represents 5.81% of net assets.

(e)
Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(f)
Rating by Fitch Ratings Service. All ratings are unaudited.

(g)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $150,703 and represents 0.02% of net assets.

(h)
When-Issued or delayed delivery security.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Municipal Fixed Income Fund (concluded)

(i)
All or a portion of this security is on loan (See Note 5).

(j)
Represents investment of collateral received from securities lending transactions.

Abbreviations used in this schedule:
AGM
    —     Assured Guaranty Municipal Corporation

AMBAC
    —     American Bond Assurance Corporation

COP
    —     Certificate of Participation

ETF
    —     Exchange Traded Fund

GO
    —     General Obligation

MTA
    —     Metropolitan Transportation Authority

NPFG
    —     National Public Finance Guarantee Corporation

PSF-GTD
    —     Permanent School Fund Guaranteed

Summary of Investments by Security Industry^
General Obligation	36.4%
Education	14.6
Water and Sewer	7.7
Airport	5.8
Development	5.8
Transportation	5.4
Health Care Providers & Services	4.5
Power	1.4
Single Family Housing	1.2
Multifamily Housing	0.9
Tobacco Settlement	0.9
Bond Bank	0.7
Utilities	0.5
Nursing Homes	0.4
Student Loan	0.3
Housing	0.1
Pollution	0.1
Exchange Traded Fund (ETF)	4.1
Short-Term Investments	5.2
Money Market Fund	4.0
100.0%

^
As a percentage of total investments.

At February 29, 2024, Destinations Municipal Fixed Income Fund had open exchange traded futures contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized (Depreciation)
Contracts to Sell:
U.S. Long Bond (CBT)	6	6/24	$(707,415)	$715,500	$(8,085)
At February 29, 2024, Destinations Municipal Fixed Income Fund had deposited cash of  $30,286 with a broker or brokers as margin collateral on open exchange traded futures contracts.
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – 18.4%
$1,438,651	Aames Mortgage Investment Trust, Series 2005-4, Class M3, 6.215% (1-Month TSFR + 0.894%) due 10/25/35(a)	$1,411,250
3,343,668	ABFC Trust, Series 2003-OPT1, Class A3, 6.115% (1-Month TSFR + 0.794%) due 4/25/33(a)	3,230,520
2,430,000	Accredited Mortgage Loan Trust, Series 2006-2, Class M1, 5.705% (1-Month TSFR + 0.384%) due 9/25/36(a)	2,254,836
4,000,000	AGL Core CLO 2 Ltd., Series 2019-2A, Class A1, 6.969% (3-Month TSFR + 1.652%) due 4/20/32(a)(b)	4,011,828
2,500,000	Allegro CLO IX Ltd., Series 2018-3A, Class B2, 7.276% (3-Month TSFR + 1.962%) due 10/16/31(a)(b)	2,500,653
5,000,000	Anchorage Capital CLO 18 Ltd., Series 2021-18A, Class A1, 6.726% (3-Month TSFR + 1.412%) due 4/15/34(a)(b)	5,002,862
6,507,000	ARES LI CLO Ltd., Series 2019-51A, Class BR, 7.326% (3-Month TSFR + 2.012%) due 7/15/34(a)(b)	6,507,958
942,246	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A4, 3.738% (1-Month TSFR + 0.394%) due 12/25/36(a)	914,451
	Barings CLO Ltd.:
2,860,000	Series 2020-1A, Class BR, 7.226% (3-Month TSFR + 1.912%) due 10/15/36(a)(b)	2,861,390
13,505,000	Series 2021-1A, Class B, 6.986% (3-Month TSFR + 1.662%) due 4/25/34(a)(b)	13,431,884
4,300,000	Benefit Street Partners CLO XXIV Ltd., Series 2021-24A, Class B, 7.279% (3-Month TSFR + 1.962%) due 10/20/34(a)(b)	4,301,238
5,475,000	Buckhorn Park CLO Ltd., Series 2019-1A, Class B1R, 7.210% (3-Month TSFR + 1.912%) due 7/18/34(a)(b)	5,455,816
3,000,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-4A, Class A2R, 7.379% (3-Month TSFR + 2.062%) due 7/20/32(a)(b)	3,002,241
2,059,304	Carrington Mortgage Loan Trust, Series 2006-NC3, Class A3, 5.585% (1-Month TSFR + 0.264%) due 8/25/36(a)	1,952,635
1,929,709	CHEC Loan Trust, Series 2004-1, Class A3, 6.435% (1-Month TSFR + 1.114%) due 7/25/34(a)(b)	1,841,071
588,241	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, 6.185% (1-Month TSFR + 0.864%) due 5/25/34(a)	587,000
176,736	CWABS Asset-Backed Certificates Trust, Series 2007-2, Class 2A3, 5.575% (1-Month TSFR + 0.254%) due 8/25/37(a)	175,636
75,510	CWABS Inc. Asset-Backed Certificates Trust, Series 2007-12, Class 2A3, 6.235% (1-Month TSFR + 0.914%) due 8/25/47(a)	75,086
1,557,231	Ellington Loan Acquisition Trust, Series 2007-1, Class A1, 6.535% (1-Month TSFR + 1.214%) due 5/25/37(a)(b)	1,495,475
2,606,516	EquiFirst Mortgage Loan Trust, Series 2003-2, Class 1A1, 6.561% (1-Month TSFR + 1.239%) due 9/25/33(a)	2,536,014
4,207,614	Fremont Home Loan Trust, Series 2003-A, Class M1, 6.410% (1-Month TSFR + 1.089%) due 8/25/33(a)	4,201,922
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$2,810,000	Home Equity Asset Trust, Series 2005-6, Class M5, 6.380% (1-Month TSFR + 1.059%) due 12/25/35(a)	$2,593,776
3,000,000	HPS Loan Management Ltd., Series 9A-2016, Class A2R, 7.271% (3-Month TSFR + 1.962%) due 7/19/30(a)(b)	3,006,702
6,500,000	Invesco CLO Ltd., Series 2022-3A, Class B, 8.068% (3-Month TSFR + 2.750%) due 10/22/35(a)(b)	6,552,303
1,144,462	JP Morgan Mortgage Acquisition Trust, Series 2007-CH4, Class A5, 5.675% (1-Month TSFR + 0.354%) due 5/25/37(a)	1,134,293
1,904,855	Long Beach Mortgage Loan Trust, Series 2004-4, Class M1, 6.335% (1-Month TSFR + 1.014%) due 10/25/34(a)	1,824,685
1,318,903	Longfellow Place CLO Ltd., Series 2013-1A, Class ERR, 13.276% (3-Month TSFR + 7.962%) due 4/15/29(a)(b)	1,320,814
2,370,000	Marathon CLO XI Ltd., Series 2018-11A, Class A2, 7.129% (3-Month TSFR + 1.812%) due 4/20/31(a)(b)	2,371,107
1,956,629	Mastr Asset Backed Securities Trust, Series 2004-WMC1, Class M1, 6.215% (1-Month TSFR + 0.894%) due 2/25/34(a)	1,983,243
	Merrill Lynch Mortgage Investors Trust:
363,163	Series 2005-FM1, Class M1, 6.155% (1-Month TSFR + 0.834%) due 5/25/36(a)	357,012
1,661,269	Series 2006-OPT1, Class A2C, 5.735% (1-Month TSFR + 0.414%) due 8/25/37(a)	1,538,298
5,950,000	Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class B1, 7.271% (3-Month TSFR + 1.962%) due 10/19/31(a)(b)	5,958,908
771,933	NovaStar Mortgage Funding Trust, Series 2006-1, Class A2C, 5.755% (1-Month TSFR + 0.434%) due 5/25/36(a)	763,009
	Park Place Securities Inc. Asset-Backed Pass-Through Certificates:
3,600,000	Series 2005-WCH1, Class M5, 6.755% (1-Month TSFR + 1.434%) due 1/25/36(a)	3,328,250
842,051	Series 2005-WCW2, Class M2, 6.230% (1-Month TSFR + 0.909%) due 7/25/35(a)	829,498
2,275,932	Ramp Trust, Series 2004-RS8, Class MII2, 5.220% (1-Month TSFR + 1.264%) due 8/25/34(a)	2,229,298
9,505,000	RR 4 Ltd., Series 2018-4A, Class A2, 7.126% (3-Month TSFR + 1.812%) due 4/15/30(a)(b)	9,518,857
2,354,055	Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1, 6.200% (1-Month TSFR + 0.879%) due 2/25/35(a)	2,315,144
380,000	Steele Creek CLO Ltd., Series 2016-1A, Class ER, 11.396% (3-Month TSFR + 6.012%) due 6/15/31(a)(b)	309,959
5,041,859	Stratus CLO Ltd., Series 2021-2A, Class A, 6.479% (3-Month TSFR + 1.162%) due 12/28/29(a)(b)	5,016,089
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$3,055,639	Structured Asset Investment Loan Trust, Series 2004-2, Class A4, 6.140% (1-Month TSFR + 0.819%) due 3/25/34(a)	$3,007,833
	Structured Asset Securities Corp. Mortgage Loan Trust:
2,600,000	Series 2005-WF4, Class M8, 8.060% (1-Month TSFR + 2.739%) due 11/25/35(a)	2,425,655
588,083	Series 2006-BC6, Class A4, 5.605% (1-Month TSFR + 0.284%) due 1/25/37(a)	576,722
925,065	Series 2006-GEL1, Class M2, 6.635% (1-Month TSFR + 1.314%) due 11/25/35(a)(b)	913,262
715,079	Series 2007-BC3, Class 2A3, 5.615% (1-Month TSFR + 0.294%) due 5/25/47(a)	683,154
	Terwin Mortgage Trust:
6,738,000	Series 2006-5, Class 1A2C, 6.035% (1-Month TSFR + 0.714%) due 7/25/37(a)(b)	6,320,067
2,465,000	Series 2006-7, Class 1A2C, 5.975% (1-Month TSFR + 0.654%) due 7/25/37(a)(b)	2,076,630
1,030,000	Venture XVIII CLO Ltd., Series 2014-18A, Class ER, 12.166% (3-Month TSFR + 6.852%) due 10/15/29(a)(b)	716,760
1,291,000	Vibrant CLO VIII Ltd., Series 2018-8A, Class A1B, 6.829% (3-Month TSFR + 1.512%) due 1/20/31(a)(b)	1,291,474
2,850,000	Wellfleet CLO Ltd., Series 2019-1A, Class A2R, 7.379% (3-Month TSFR + 2.062%) due 7/20/32(a)(b)	2,851,791
7,000,000	Wellfleet CLO X Ltd., Series 2019-XA, Class A2R, 7.329% (3-Month TSFR + 2.012%) due 7/20/32(a)(b)	7,003,587
	TOTAL ASSET-BACKED SECURITIES (Cost – $147,737,098)	148,569,946
COLLATERALIZED MORTGAGE OBLIGATIONS – 16.6%
1,710,487	Adjustable Rate Mortgage Trust, Series 2005-2, Class 6M2, 6.415% (1-Month TSFR + 1.094%) due 6/25/35(a)	1,678,333
595,196	Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 5.755% (1-Month TSFR + 0.434%) due 2/25/34(a)	544,914
	Connecticut Avenue Securities Trust:
8,200,000	Series 2019-HRP1, Class B1, 14.686% (SOFR30A + 9.364%) due 11/25/39(a)(b)	9,097,234
6,734,000	Series 2019-R01, Class 2B1, 9.786% (SOFR30A + 4.464%) due 7/25/31(a)(b)	7,239,050
3,135,090	Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-OA5, Class A1A, 5.635% (1-Month TSFR + 0.314%) due 8/25/47(a)	2,753,163
	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
531,002	Series 2016-C01, Class 1B, 17.186% (SOFR30A + 11.864%) due 8/25/28(a)@	610,043
3,392,728	Series 2016-C02, Class 1B, 17.686% (SOFR30A + 12.364%) due 9/25/28(a)@	3,965,186
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$484,842	Series 2016-C03, Class 1B, 17.186% (SOFR30A + 11.864%) due 10/25/28(a)@	$563,887
2,308,272	Series 2016-C03, Class 2M2, 11.336% (SOFR30A + 6.014%) due 10/25/28(a)@	2,446,401
1,261,174	Series 2016-C04, Class 1B, 15.686% (SOFR30A + 10.364%) due 1/25/29(a)@	1,435,604
4,645,181	Series 2016-C06, Class 1B, 14.686% (SOFR30A + 9.364%) due 4/25/29(a)@	5,234,673
2,464,226	FNBA Mortgage Loan Trust, Series 2004-AR1, Class M2, 7.084% (1-Month TSFR + 1.764%) due 8/19/34(a)	2,515,546
	Freddie Mac STACR REMIC Trust:
5,438,000	Series 2020-DNA1, Class B2, 10.686% (SOFR30A + 5.364%) due 1/25/50(a)(b)	5,795,038
3,780,000	Series 2020-DNA5, Class B2, 16.822% (SOFR30A + 11.500%) due 10/25/50(a)(b)	5,044,194
5,600,000	Series 2020-DNA6, Class B2, 10.972% (SOFR30A + 5.650%) due 12/25/50(a)(b)	6,080,368
2,932,711	Series 2020-HQA3, Class B1, 11.186% (SOFR30A + 5.864%) due 7/25/50(a)(b)	3,255,310
1,280,000	Series 2020-HQA3, Class B2, 15.436% (SOFR30A + 10.114%) due 7/25/50(a)(b)	1,694,072
1,260,000	Series 2020-HQA4, Class B2, 14.836% (SOFR30A + 9.514%) due 9/25/50(a)(b)	1,637,618
	Freddie Mac STACR Trust:
5,000,000	Series 2019-DNA2, Class B2, 15.936% (SOFR30A + 10.614%) due 3/25/49(a)(b)	6,039,467
4,870,000	Series 2019-DNA3, Class B2, 13.586% (SOFR30A + 8.264%) due 7/25/49(a)(b)	5,613,091
4,588,000	Series 2019-DNA4, Class B2, 11.686% (SOFR30A + 6.364%) due 10/25/49(a)(b)	5,064,483
5,800,000	Series 2019-FTR1, Class B2, 13.786% (SOFR30A + 8.464%) due 1/25/48(a)(b)	6,854,546
4,030,000	Series 2019-HQA1, Class B2, 17.686% (SOFR30A + 12.364%) due 2/25/49(a)(b)	5,092,501
5,500,000	Series 2019-HQA2, Class B1, 9.536% (SOFR30A + 4.214%) due 4/25/49(a)(b)	5,912,515
5,000,000	Series 2019-HRP1, Class B2, 14.936% (SOFR30A + 9.614%) due 2/25/49(a)(b)	5,747,886
	Freddie Mac Structured Agency Credit Risk Debt Notes:
5,000,901	Series 2015-DNA2, Class B, 12.986% (SOFR30A + 7.664%) due 12/25/27(a)	5,290,806
1,906,698	Series 2016-DNA1, Class B, 15.436% (SOFR30A + 10.114%) due 7/25/28(a)	2,125,350
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$1,061,187	Series 2016-DNA4, Class B, 14.036% (SOFR30A + 8.714%) due 3/25/29(a)@	$1,177,546
1,978,916	Series 2016-HQA3, Class B, 14.436% (SOFR30A + 9.114%) due 3/25/29(a)@	2,194,453
551,468	Series 2017-DNA2, Class B2, 16.686% (SOFR30A + 11.364%) due 10/25/29(a)	660,032
4,290,000	Series 2017-HQA3, Class B1, 9.886% (SOFR30A + 4.564%) due 4/25/30(a)@	4,632,971
2,448,030	HomeBanc Mortgage Trust, Series 2005-4, Class M3, 6.245% (1-Month TSFR + 0.924%) due 10/25/35(a)	2,171,744
3,105,642	IndyMac INDX Mortgage Loan Trust, Series 2006-FLX1, Class A1, 5.855% (1-Month TSFR + 0.534%) due 11/25/36(a)	2,785,669
	STACR Trust:
4,634,022	Series 2018-HRP1, Class B1, 9.186% (SOFR30A + 3.864%) due 4/25/43(a)(b)	4,771,394
4,721,780	Series 2018-HRP1, Class B2, 17.186% (SOFR30A + 11.864%) due 5/25/43(a)(b)	5,691,779
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $125,135,019)	133,416,867
CORPORATE BONDS & NOTES – 14.1%
Consumer Cyclical – 5.1%
6,551,000	Cinemark USA Inc., Company Guaranteed Notes, 5.875% due 3/15/26(b)	6,453,092
9,891,000	Full House Resorts Inc., Senior Secured Notes, 8.250% due 2/15/28(b)	9,274,988
8,595,000	Golden Entertainment Inc., Senior Unsecured Notes, 7.625% due 4/15/26(b)(c)	8,556,958
2,794,000	Kohl’s Corp., Senior Unsecured Notes, 4.625% due 5/1/31	2,200,275
	Macy’s Retail Holdings LLC, Company Guaranteed Notes:
6,896,000	6.125% due 3/15/32(b)	6,418,590
4,043,000	5.125% due 1/15/42	3,153,540
529,000	Michael Kors USA Inc., Company Guaranteed Notes, 4.250% due 11/1/24(b)	519,081
4,356,000	Six Flags Theme Parks Inc., Senior Secured Notes, 7.000% due 7/1/25(b)	4,366,119
	Total Consumer Cyclical	40,942,643
Consumer Non-cyclical – 2.3%
11,923,000	Arrow Bidco LLC, Secured Notes, 10.750% due 6/15/25(b)	12,280,690
6,444,000	Williams Scotsman Inc., Senior Secured Notes, 6.125% due 6/15/25(b)	6,431,821
	Total Consumer Non-cyclical	18,712,511
Energy – 0.4%
3,025,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes, 11.000% due 4/15/25(b)	3,048,050
Financial – 0.9%
7,138,000	Enact Holdings Inc., Senior Unsecured Notes, 6.500% due 8/15/25(b)	7,138,286
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – 2.5%
$8,665,000	Danaos Corp., Senior Unsecured Notes, 8.500% due 3/1/28(b)	$8,892,196
6,201,000	Triumph Group Inc., Company Guaranteed Notes, 7.750% due 8/15/25	6,187,978
5,304,000	WESCO Distribution Inc., Company Guaranteed Notes, 7.125% due 6/15/25(b)	5,335,692
	Total Industrial	20,415,866
Technology – 0.2%
1,153,000	NCR Atleos Corp., Senior Secured Notes, 9.500% due 4/1/29(b)	1,219,638
Utilities – 2.7%
8,428,867	NRG Energy Inc., Junior Subordinated Notes, 10.250% (5-Year CMT Index + 5.920%) (a)(b)(d)	8,941,924
13,154,000	Vistra Corp., Junior Subordinated Notes, 7.000% (5-Year CMT Index + 5.740%)(a)(b)(d)	12,726,495
	Total Utilities	21,668,419
	TOTAL CORPORATE BONDS & NOTES (Cost – $111,156,131)	113,145,413
SENIOR LOANS(a) – 1.0%
4,018,000	Crown Subsea Communications Holding Inc., 4.75% due 1/30/31(e)	4,033,067
4,016,000	Recess Holdings Inc., due 2/20/30(e)	4,016,000
	TOTAL SENIOR LOANS (Cost – $7,992,563)	8,049,067
Shares/Units
COMMON STOCKS – 13.6%
COMMUNICATIONS – 0.7%
Media – 0.7%
193,340	Liberty Media Corp.-Liberty SiriusXM, Class A Shares*	5,633,927
CONSUMER CYCLICAL – 3.0%
Apparel – 0.5%
88,136	Capri Holdings Ltd.*	4,065,714
Distribution/Wholesale – 0.2%
169,175	MRC Global Inc.*	1,950,588
Entertainment – 2.2%
30,159	Caesars Entertainment Inc.*	1,311,012
440,776	Golden Entertainment Inc.(c)	16,335,159
	Total Entertainment	17,646,171
Lodging – 0.1%
94,779	Playa Hotels & Resorts NV*	871,019
	TOTAL CONSUMER CYCLICAL	24,533,492
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – 6.5%
Biotechnology – 4.2%
37,200	Apogee Therapeutics Inc.*(f)	$1,295,304
70,340	Calidi Biotherapeutics Inc.*@	41,993
326,410	Crinetics Pharmaceuticals Inc.*(g)	13,363,226
102,962	Crinetics Pharmaceuticals Inc.*(g)@	4,215,264
238,041	Relay Therapeutics Inc.*	2,385,171
255,592	Xenon Pharmaceuticals Inc.*	12,063,942
	Total Biotechnology	33,364,900
Commercial Services – 1.8%
67,720	GXO Logistics Inc.*	3,505,187
230,056	WillScot Mobile Mini Holdings Corp.*	10,985,174
	Total Commercial Services	14,490,361
Food – 0.5%
197,049	Albertsons Cos., Inc., Class A Shares	3,996,154
	TOTAL CONSUMER NON-CYCLICAL	51,851,415
DIVERSIFIED – 0.8%
SPACs – 0.8%
299,624	Ares Acquisition Corp. II*	3,155,041
292,343	Haymaker Acquisition Corp. 4*	3,028,673
	Total SPAs	6,183,714
FINANCIAL – 1.8%
Banks – 1.8%
990,406	Blue Foundry Bancorp*(c)	9,329,624
855,709	Kearny Financial Corp.(c)	5,442,309
	Total Banks	14,771,933
	TOTAL FINANCIAL	14,771,933
INDUSTRIAL – 0.8%
Metal Fabricate/Hardware – 0.8%
674,014	Hillman Solutions Corp.*(c)	6,564,896
	TOTAL COMMON STOCKS (Cost – $94,388,349)	109,539,377
OPEN-END FUNDS – 22.4%
13,852,239	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	158,608,138
1,749,136	Palm Valley Capital Fund	21,829,220
	TOTAL OPEN-END FUNDS (Cost – $178,988,444)	180,437,358
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCK – 1.0%
CONSUMER CYCLICAL – 1.0%
Distribution/Wholesale – 1.0%
292,290	WESCO International Inc., 10.625%(a)(d) (Cost – $7,856,063)	7,921,059
WARRANTS – 0.0%
DIVERSIFIED – 0.0%
SPACs – 0.0%
149,812	Ares Acquisition Corp. II*(h)	26,966
468,723	Bridger Aerospace Group Holdings Inc.*(h)	98,385
556,875	Calidi Biotherapeutics Inc.*(h)	22,275
146,171	Haymaker Acquisition Corp. 4*(h)	23,402
131,807	Inspirato Inc.*(h)	1,265
358,816	Pagaya Technologies Ltd.*(h)	57,411
88,320	REVOLUTION Medicines Inc.*(h)	18,132
77,310	SomaLogic Inc.*(f)(g)(h)	7,808
23,299	X4 Pharmaceuticals Inc.*(g)	28
	Total SPACs	255,672
	TOTAL DIVERSIFIED	255,672
	TOTAL WARRANTS (Cost – $2,366,599)	255,672
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $675,620,266)	701,334,759
Face Amount†
SHORT-TERM INVESTMENTS – 10.7%
TIME DEPOSITS – 10.7%
$166	ANZ National Bank – London, 4.680% due 3/1/24	166
2,729,614	Citibank – New York, 4.680% due 3/1/24	2,729,614
37,946,797	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24	37,946,797
16,718,466	Royal Bank of Canada – Toronto, 4.680% due 3/1/24	16,718,466
29,181,202	Skandinaviska Enskilda Banken AB – Stockholm, 4.680% due 3/1/24	29,181,202
	TOTAL TIME DEPOSITS (Cost – $86,576,245)	86,576,245
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.1%
MONEY MARKET FUND – 0.1%
1,027,244	Federated Government Obligations Fund, Premier Class, 5.162%(i) (Cost – $1,027,244)	$1,027,244
	TOTAL INVESTMENTS – 97.9% (Cost – $763,223,755)	788,938,248
	Other Assets in Excess of Liabilities – 2.1%	17,292,469
	TOTAL NET ASSETS – 100.0%	$806,230,717

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 29, 2024.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 29, 2024, amounts to $297,874,892 and represents 36.95% of net assets.

(c)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(d)
Security is perpetual in nature and has no stated maturity date.

(e)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(f)
All or a portion of this security is on loan (See Note 5).

(g)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(h)
Illiquid security. The aggregate value of illiquid holdings at February 29, 2024, amounts to $255,644 and represents 0.03% of net assets.

(i)
Represents investment of collateral received from securities lending transactions.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Security	First Acquisition Date	First Acquisition Cost	Market Value	Percent of Net Assets
Federal National Mortgage Association (FNMA), Connecticut Avenue Securities:
Series 2016-C01, Class 1B, 17.186% (SOFR30A + 11.864%) due 8/25/28	8/3/2021	$236,453	$610,043	0.08%
Series 2016-C02, Class 1B, 17.686% (SOFR30A + 12.364%) due 9/25/28	8/10/2021	799,642	3,965,186	0.49%
Series 2016-C03, Class 1B, 17.186% (SOFR30A + 11.864%) due 10/25/28	4/27/2022	537,977	563,887	0.07%
Series 2016-C03, Class 2M2, 11.336% (SOFR30A + 6.014%) due 10/25/28	3/17/2020	2,941,204	2,446,401	0.30%
Series 2016-C04, Class 1B, 15.686% (SOFR30A + 10.364%) due 1/25/29	4/13/2022	1,355,446	1,435,604	0.18%
Series 2016-C06, Class 1B, 14.686% (SOFR30A + 9.364%) due 4/25/29	3/11/2022	2,850,909	5,234,673	0.65%
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2016-DNA4, Class B, 14.036% (SOFR30A + 8.714%) due 3/25/29	3/11/2022	1,105,244	1,177,546	0.15%
Series 2016-HQA3, Class B, 14.436% (SOFR30A + 9.114%) due 3/25/29	1/27/2022	2,131,393	2,194,453	0.27%
Series 2017-HQA3, Class B1, 9.886% (SOFR30A + 4.564%) due 4/25/30	4/29/2021	4,504,500	4,632,971	0.57%
Calidi Biotherapeutics Inc.	9/10/2021	306	41,993	0.01%
Crinetics Pharmaceuticals Inc.	2/28/2024	4,324,404	4,215,264	0.52%
			$26,518,021	3.29%
Abbreviations used in this schedule:
CLO
 —    Collateralized Loan Obligation

CMT
 —    Constant Maturity Treasury Index

ETF
 —    Exchange Traded Fund

LLC
 —    Limited Liability Company

REMIC
 —    Real Estate Mortgage Investment Conduit

SOFR
 —    Secured Overnight Financing Rate

SPACs
 —    Special Purpose Acquisition Companies

SPDR
 —    Standard & Poor’s Depository Receipts

TSFR
 —    CME Term SOFR Reference Rate

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

Summary of Investments by Security Type^
Open-End Funds	22.9%
Asset-Backed Securities	18.8
Collateralized Mortgage Obligations	16.9
Corporate Bonds & Notes	14.4
Common Stocks	13.9
Senior Loans	1.0
Preferred Stock	1.0
Warrants	0.0*
Short-Term Investments	11.0
Money Market Fund	0.1
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.005%.

Schedule of Options Contracts Written
Equity Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
576	$2,750,400	WillScot Mobile Mini Holdings Corp., Call	CCL	3/15/24	$50.00	$(17,280)
		TOTAL OPTION CONTRACTS WRITTEN (Premiums received – $133,326)				$(17,280)
OTC Total Return Swaps
Currency	Notional Amount	Maturity Date	Counterparty	Payment Frequency	Pay	Receive	Unrealized Appreciation/ (Depreciation)
USD	$8,544,314	2/23/25	GSC	1-Month	USD-Federal Funds-H.15	GSCBGDEN Basket*	$(137,784)
USD	13,974,272	4/29/24	GSC	1-Month	USD-Federal Funds-H.15	GSUCDHY1 Basket**	4,942
USD	2,880,523	2/10/25	GSC	1-Month	USD-Federal Funds-H.15	GSCBDNYB Basket***	78,241
USD	10,212,998	8/28/24	GSC	1-Month	USD-Federal Funds-H.15	Cannae Holdings Inc.	104,021
USD	9,838,187	2/24/25	GSC	1-Month	USD-Federal Funds-H.15	GSCNNED3 Basket****	(18,338)
							$ 31,082

*
GSCBGDEN Basket consists of a portfolio of:

Security	Shares	Value as of February 29, 2024	% of the Basket
Red Rock Resorts Inc.	58,616	$3,399,142	34%
Boyd Gaming Corp.	45,658	3,019,364	30%
Churchill Downs Inc.	20,072	2,446,175	24%
Penn Entertainment Inc.	62,853	1,150,210	12%
			100%
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

** GSUCDHY1 Basket consists of a portfolio of:
Security	Shares	Value as of February 29, 2024	% of the Basket
Absury Automotive Group, Inc.	463,236	$421,003	4%
Ardagh Metal Packaging Finance USA LLC	463,236	374,545	4%
Aramark Services, Inc.	463,236	442,854	4%
Ball Corporation	463,236	389,183	4%
Bath & BodyWorks, Inc.	463,236	454,180	4%
1011778 B.C. Unlimited Liability Company	463,236	405,735	4%
Builders FirstSource, Inc.	463,236	406,601	4%
Standard Building Solutions Inc.	463,236	382,156	3%
Mauser Packaging Solutions Holding Company	463,236	468,725	3%
Carnival Corp.	463,236	451,470	3%
Emerald Debt Merger Sub LLC	463,236	464,311	3%
Fertitta Entertainment LLC	463,236	408,648	3%
GFL Environment, Inc.	463,236	432,088	3%
Chart Industries, Inc.	463,236	476,128	3%
Hilton Domestic Operating Company, Inc.	463,236	396,725	3%
Imola Merger Corp.	463,236	427,928	3%
Las Vegas Sands Corp.	463,236	417,186	3%
MGM Resorts International	463,236	433,946	3%
NCL Corporation Ltd.	463,236	473,034	3%
PetSmart LLC	463,236	456,102	3%
Royal Caribbean Cruises Ltd.	463,236	490,771	3%
Transocean Inc.	463,236	450,835	3%
Rolls-Royce PLC	463,236	461,948	3%
Spirit Aerosystems, Inc.	463,236	499,739	3%
Sensata Technologies B.V.	463,236	418,946	3%
Transdigm Inc.	463,236	468,762	3%
Viking Cruises Ltd.	463,236	501,263	3%
Wesco Distribution, Inc.	463,236	472,334	3%
Weatherford International Ltd.	463,236	478,847	3%
Wynn LasVegas, LLC	463,236	451,155	3%
Yum! Brands, Inc.	463,236	424,324	3%
			100%

*** GSCBDNYB Basket consists of a portfolio of:
Valley National Bancorp	50%
Dime Community Bancshares Inc.	12%
Metropolitan Bank Holding Corp.	11%
Amalgamated Financial Corp.	7%
Northfield Bancorp Inc.	5%
Flushing Financial Corp.	5%
The First of Long Island Corp.	5%
Peapack-Gladstone Financial Corp.	4%
Bankwell Financial Group Inc.	1%
100%
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (continued)

**** GSCNNED3 Basket consists of a portfolio of:
Security	Shares	Value as of February 29, 2024	% of the Basket
Dun & Bradstreet Holdings Inc.	99	$1,043	56%
Alight Inc.	66	595	32%
Dayforce Inc.	7	488	9%
Paysafe Ltd.	6.25	90	3%
			100%
At February 29, 2024, Destinations Multi Strategy Alternatives Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:
OTC Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection(1)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency(2)	Counter party	Implied Credit Spread at 2/29/24(3)	Notional Amounts	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.NA.HY.35	5.000%	12/20/25	3-Month	MSCS	0.602%	USD 20,000,000	$1,726,186	$651,500	$1,074,686
CDX.NA.HY.41	5.000%	12/20/28	3-Month	MSCS	2.065%	USD 30,000,000	4,058,517	1,366,800	2,691,717
CDX.NA.IG.39	1.000%	12/20/27	3-Month	GSC	1.533%	USD 60,000,000	(991,360)	(8,736,000)	7,744,640
CDX.NA.IG.39	1.000%	12/20/27	3-Month	MSCS	1.533%	USD 20,000,000	(330,453)	(2,630,800)	2,300,347
							$4,462,890	$(9,348,500)	$13,811,390

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of on emerging country as of period end serve as indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Counterparty Abbreviations used in this schedule:
CCL
 —    Cowen and Co. LLC

GSC
 —    Goldman Sachs & Co.

MSCS
 —    Morgan Stanley Capital Services LLC

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Multi Strategy Alternatives Fund (concluded)

Shares/Units	Security	Value
SECURITIES SOLD SHORT – 3.6%
EXCHANGE TRADED FUNDS (ETFs) – 3.5%
46,521	iShares Russell 2000, Class Common Shares	$9,477,723
117,810	SPDR S&P Biotech	11,594,860
153,083	SPDR S&P Regional Banking	7,369,416
	Total Exchange Traded Funds (ETFs)	28,441,999
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Proceeds – $36,191,511)	28,441,999
COMMON STOCK – 0.1%
CONSUMER CYCLICAL – 0.1%
Retail – 0.1%
40,542	Macy’s Inc. (Proceeds – $750,186)	707,053
	TOTAL SECURITIES SOLD SHORT – 3.6% (Proceeds – $36,941,697)	$29,149,052
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund

Shares/Units	Security	Value
COMMON STOCKS – 99.1%
BASIC MATERIALS – 1.8%
Chemicals – 1.5%
2,745	Huntsman Corp.	$70,272
1,690	Linde PLC	758,506
2,192	LyondellBasell Industries NV, Class A Shares	219,814
2,786	Nutrien Ltd.	145,541
442	Olin Corp.	23,780
1,318	RPM International Inc.	152,031
	Total Chemicals	1,369,944
Iron/Steel – 0.0%
1,732	Vale SA, Class B Shares, ADR	23,226
Mining – 0.3%
1,743	Barrick Gold Corp.	25,552
6,964	Freeport-McMoRan Inc.	263,309
651	Rio Tinto PLC, ADR	42,009
396	Southern Copper Corp.	32,020
	Total Mining	362,890
	TOTAL BASIC MATERIALS	1,756,060
COMMUNICATIONS – 14.0%
Internet – 11.6%
1,791	Alphabet Inc., Class A Shares*(a)	247,982
23,946	Alphabet Inc., Class C Shares*(a)	3,347,172
21,452	Amazon.com Inc.*(a)	3,791,856
139	Booking Holdings Inc.*	482,167
3,079	eBay Inc.	145,575
451	Lyft Inc., Class A Shares*	7,162
22	MercadoLibre Inc.*	35,097
5,292	Meta Platforms Inc., Class A Shares(a)	2,593,768
1,135	Netflix Inc.*(a)	684,314
73	Roku Inc., Class A Shares*	4,612
779	Shopify Inc., Class A Shares*	59,492
1,097	Uber Technologies Inc.*	87,211
484	VeriSign Inc.*	94,520
	Total Internet	11,580,928
Media – 0.7%
316	FactSet Research Systems Inc.	146,175
385	New York Times Co., Class A Shares	17,048
7,920	Sirius XM Holdings Inc.	35,006
5,303	Walt Disney Co.(a)	591,709
	Total Media	789,938
Telecommunications – 1.7%
27,511	AT&T Inc.	465,761
868	Ciena Corp.*	49,459
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – (continued)
11,000	Cisco Systems Inc.(a)	$532,070
13,618	Telefonaktiebolaget LM Ericsson, ADR	74,082
11,584	Verizon Communications Inc.(a)	463,592
	Total Telecommunications	1,584,964
	TOTAL COMMUNICATIONS	13,955,830
CONSUMER CYCLICAL – 8.9%
Airlines – 0.2%
4,966	Delta Air Lines Inc.	209,913
Apparel – 0.4%
491	Capri Holdings Ltd.*	22,650
51	Deckers Outdoor Corp.*	45,675
3,814	NIKE Inc., Class B Shares	396,389
524	Skechers USA Inc., Class A Shares*	32,388
	Total Apparel	497,102
Auto Manufacturers – 1.4%
6,949	Tesla Inc.*(a)	1,402,864
Auto Parts & Equipment – 0.3%
246	Autoliv Inc.	28,543
974	Gentex Corp.	35,580
5,896	Goodyear Tire & Rubber Co.*	70,045
494	Lear Corp.	67,851
2,418	Magna International Inc.	133,280
	Total Auto Parts & Equipment	335,299
Distribution/Wholesale – 0.3%
307	WW Grainger Inc.	298,852
Entertainment – 0.1%
444	DraftKings Inc., Class A Shares*	19,234
198	Light & Wonder Inc.*	19,901
243	Vail Resorts Inc.	55,965
	Total Entertainment	95,100
Food Service – 0.0%
1,163	Aramark	35,274
Home Builders – 0.6%
2,557	DR Horton Inc.	382,118
1,604	Toll Brothers Inc.	183,883
	Total Home Builders	566,001
Home Furnishings – 0.0%
764	Leggett & Platt Inc.	15,601
Leisure Time – 0.1%
204	Brunswick Corp.	17,830
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Leisure Time – (continued)
1,589	Harley-Davidson Inc.	$57,633
223	Planet Fitness Inc., Class A Shares*	13,837
	Total Leisure Time	89,300
Lodging – 0.1%
1,943	Las Vegas Sands Corp.	105,932
Retail – 5.4%
80	Burlington Stores Inc.*	16,408
1,460	Costco Wholesale Corp.	1,086,079
192	Dick’s Sporting Goods Inc.	34,155
277	Five Below Inc.*	55,588
2,856	Home Depot Inc.(a)	1,087,022
568	Kohl’s Corp.	15,830
2,271	Lowe’s Cos., Inc.	546,562
2,323	McDonald’s Corp.	678,967
831	Restaurant Brands International Inc.	64,527
4,021	Starbucks Corp.	381,593
4,701	TJX Cos., Inc.	466,057
12,834	Walmart Inc.(a)	752,201
241	Williams-Sonoma Inc.	56,763
485	Yum China Holdings Inc.	20,802
	Total Retail	5,262,554
	TOTAL CONSUMER CYCLICAL	8,913,792
CONSUMER NON-CYCLICAL – 17.4%
Agriculture – 0.6%
2,467	British American Tobacco PLC, ADR	73,739
5,957	Philip Morris International Inc.	535,892
	Total Agriculture	609,631
Beverages – 1.4%
1,598	Constellation Brands Inc., Class A Shares	397,135
9,076	Keurig Dr Pepper Inc.	271,463
2,726	Molson Coors Beverage Co., Class B Shares	170,157
7,694	Monster Beverage Corp.*	454,715
	Total Beverages	1,293,470
Biotechnology – 1.0%
185	Alnylam Pharmaceuticals Inc.*	27,952
1,724	Amgen Inc.	472,083
696	Biogen Inc.*	151,025
435	BioMarin Pharmaceutical Inc.*	37,532
388	Regeneron Pharmaceuticals Inc.*	374,843
182	United Therapeutics Corp.*	41,066
	Total Biotechnology	1,104,501
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – 1.4%
1,769	Automatic Data Processing Inc.	$444,249
2,167	Block Inc., Class A Shares*	172,211
509	Booz Allen Hamilton Holding Corp., Class A Shares	75,184
1,171	Global Payments Inc.	151,879
99	Herc Holdings Inc.	15,709
1,157	S&P Global Inc.	495,636
1,031	TransUnion	80,037
581	Vestis Corp.	10,900
	Total Commercial Services	1,445,805
Food – 1.0%
3,024	Campbell Soup Co.	128,943
4,118	Hormel Foods Corp.	145,448
1,512	JM Smucker Co.	181,697
7,677	Kellanova	423,387
2,202	McCormick & Co., Inc.	151,630
737	US Foods Holding Corp.*	37,432
	Total Food	1,068,537
Healthcare-Products – 3.6%
5,394	Abbott Laboratories	639,944
1,138	Alcon Inc.	96,218
1,059	Avantor Inc.*	26,094
2,445	Danaher Corp.	618,927
220	Enovis Corp.*	13,158
348	Exact Sciences Corp.*	20,020
1,694	GE HealthCare Technologies Inc.	154,628
1,385	Intuitive Surgical Inc.*	534,056
4,048	Medtronic PLC	337,441
1,289	Thermo Fisher Scientific Inc.	734,962
538	Waters Corp.*	181,532
1,555	Zimmer Biomet Holdings Inc.	193,380
	Total Healthcare-Products	3,550,360
Healthcare-Services – 1.8%
827	Elevance Health Inc.	414,534
196	ICON PLC*	62,842
374	Molina Healthcare Inc.*	147,322
2,341	UnitedHealth Group Inc.(a)	1,155,518
	Total Healthcare-Services	1,780,216
Household Products/Wares – 0.8%
1,211	Clorox Co.	185,658
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Household Products/Wares – (continued)
4,625	Kimberly-Clark Corp.	$560,411
663	Spectrum Brands Holdings Inc.	53,318
	Total Household Products/Wares	799,387
Pharmaceuticals – 5.8%
4,706	AbbVie Inc.	828,491
1,291	AstraZeneca PLC, ADR	82,831
1,240	Becton Dickinson & Co.	292,082
1,135	Cigna Group	381,519
3,473	CVS Health Corp.	258,287
1,524	DexCom Inc.*	175,367
1,973	Eli Lilly & Co.	1,487,011
238	Jazz Pharmaceuticals PLC*	28,298
5,585	Johnson & Johnson(a)	901,307
6,993	Merck & Co., Inc.	889,160
183	Novartis AG, ADR	18,478
355	Perrigo Co. PLC	9,322
13,693	Pfizer Inc.(a)	363,686
2,538	Teva Pharmaceutical Industries Ltd., ADR*	33,375
	Total Pharmaceuticals	5,749,214
	TOTAL CONSUMER NON-CYCLICAL	17,401,121
ENERGY – 3.7%
Oil & Gas – 3.2%
1,669	Canadian Natural Resources Ltd.	116,313
3,832	Cenovus Energy Inc.	66,792
4,947	Chevron Corp.	751,993
2,988	EOG Resources Inc.	342,006
11,633	Exxon Mobil Corp.(a)	1,215,881
227	HF Sinclair Corp.	12,599
3,501	Occidental Petroleum Corp.	212,196
1,205	Ovintiv Inc.	59,539
1,817	Phillips 66	258,941
629	Range Resources Corp.	19,889
2,703	Suncor Energy Inc.	92,875
	Total Oil & Gas	3,149,024
Oil & Gas Services – 0.3%
1,770	NOV Inc.	29,913
7,067	Schlumberger NV	341,548
	Total Oil & Gas Services	371,461
Pipelines – 0.2%
451	Enbridge Inc.	15,523
1,562	Targa Resources Corp.	153,451
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Pipelines – (continued)
257	TC Energy Corp.	$10,164
	Total Pipelines	179,138
	TOTAL ENERGY	3,699,623
FINANCIAL – 14.6%
Banks – 4.4%
5,068	Banco Bradesco SA, ADR	14,089
18,599	Bank of America Corp.(a)	642,038
60	Bank of Montreal	5,430
5,686	Citigroup Inc.	315,516
255	Cullen/Frost Bankers Inc.	27,670
1,227	East West Bancorp Inc.	89,399
2,100	First Horizon Corp.	29,610
1,483	Goldman Sachs Group Inc.	576,961
554	ICICI Bank Ltd., ADR	14,188
4,360	Itau Unibanco Holding SA, ADR	29,735
7,154	JPMorgan Chase & Co.(a)	1,331,073
1,435	M&T Bank Corp.	200,527
5,625	Morgan Stanley	483,975
12,042	Wells Fargo & Co.	669,415
	Total Banks	4,429,626
Diversified Financial Services – 4.0%
2,638	American Express Co.	578,830
940	Ameriprise Financial Inc.	382,918
453	Brookfield Asset Management Ltd., Class A Shares	18,460
4,298	Charles Schwab Corp.	287,020
28	Credit Acceptance Corp.*	15,501
322	Evercore Inc., Class A Shares	60,240
1,682	Jefferies Financial Group Inc.	70,341
2,454	Mastercard Inc., Class A Shares (a)	1,165,061
2,501	Nasdaq Inc.	140,556
4,380	Visa Inc., Class A Shares (a)	1,237,963
249	Voya Financial Inc.	17,022
	Total Diversified Financial Services	3,973,912
Equity Real Estate Investment Trusts (REITs) – 2.0%
4,374	American Homes 4 Rent, Class A Shares	161,882
2,481	Annaly Capital Management Inc.	47,362
1,043	AvalonBay Communities Inc.	184,642
2,008	CubeSmart	87,569
1,984	Equity LifeStyle Properties Inc.	133,563
2,067	Equity Residential	124,454
813	Essex Property Trust Inc.	188,128
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
5,278	Invitation Homes Inc.	$179,822
1,310	Medical Properties Trust Inc.	5,515
729	Mid-America Apartment Communities Inc.	91,621
3	NET Lease Office Properties	73
5,458	Realty Income Corp.	284,416
581	Sun Communities Inc.	77,715
6,749	VICI Properties Inc., Class A Shares	201,998
2,231	WP Carey Inc.	125,672
	Total Equity Real Estate Investment Trusts (REITs)	1,894,432
Insurance – 4.0%
3,161	Aflac Inc.	255,219
955	Aon PLC, Class A Shares	301,771
1,800	Arthur J Gallagher & Co.	439,074
5,260	Berkshire Hathaway Inc., Class B Shares*	2,153,444
2,817	Brown & Brown Inc.	237,220
2,124	Fidelity National Financial Inc.	107,432
5,545	Manulife Financial Corp.	131,638
104	Markel Group Inc.*	155,218
187	RenaissanceRe Holdings Ltd.	42,041
2,111	Unum Group	104,389
1,697	WR Berkley Corp.	141,869
	Total Insurance	4,069,315
Private Equity – 0.2%
1,210	Brookfield Corp.	49,937
1,435	KKR & Co., Inc.	141,003
	Total Private Equity	190,940
Real Estate – 0.0%
161	Jones Lang LaSalle Inc.*	30,629
Savings & Loans – 0.0%
2,951	New York Community Bancorp Inc.	14,135
	TOTAL FINANCIAL	14,602,989
INDUSTRIAL – 8.0%
Aerospace/Defense – 1.0%
1,825	Boeing Co.*	371,789
1,571	General Dynamics Corp.	429,276
1,075	HEICO Corp.	207,905
	Total Aerospace/Defense	1,008,970
Building Materials – 0.2%
315	Lennox International Inc.	148,431
249	Louisiana-Pacific Corp.	18,418
	Total Building Materials	166,849
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Electrical Components & Equipment – 0.5%
359	Acuity Brands Inc.	$90,195
1,994	AMETEK Inc.	359,279
	Total Electrical Components & Equipment	449,474
Electronics – 0.7%
6,396	Amphenol Corp., Class A Shares	698,699
931	Sensata Technologies Holding PLC	32,045
	Total Electronics	730,744
Engineering & Construction – 0.1%
694	AECOM	61,648
Environmental Control – 0.4%
1,787	Republic Services Inc., Class A Shares	328,093
806	Waste Connections Inc.	134,151
	Total Environmental Control	462,244
Hand/Machine Tools – 0.0%
148	Lincoln Electric Holdings Inc.	37,977
Machinery-Construction & Mining – 0.8%
1,347	BWX Technologies Inc.	135,818
1,931	Caterpillar Inc.	644,877
	Total Machinery-Construction & Mining	780,695
Machinery-Diversified – 1.5%
227	AGCO Corp.	24,902
477	Cognex Corp.	18,818
911	Deere & Co.	332,561
1,733	Dover Corp.	286,603
1,956	Graco Inc.	178,505
710	IDEX Corp.	167,489
530	Nordson Corp.	140,794
704	Rockwell Automation Inc.	200,696
1,686	Xylem Inc.	214,206
	Total Machinery-Diversified	1,564,574
Miscellaneous Manufacturers – 1.2%
2,513	3M Co.	231,498
330	Carlisle Cos., Inc.	115,500
3,744	General Electric Co.	587,396
2,842	Textron Inc.	253,137
	Total Miscellaneous Manufacturers	1,187,531
Packaging & Containers – 0.4%
617	Crown Holdings Inc.	47,274
906	Packaging Corp. of America	164,158
1,417	Sonoco Products Co.	80,316
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Packaging & Containers – (continued)
	Total Packaging & Containers	$291,748
Transportation – 1.2%
530	Canadian National Railway Co.	68,736
1,121	Canadian Pacific Kansas City Ltd.	95,296
2,139	Union Pacific Corp.	542,643
3,582	United Parcel Service Inc., Class B Shares	531,067
283	XPO Inc.*	34,051
	Total Transportation	1,271,793
	TOTAL INDUSTRIAL	8,014,247
TECHNOLOGY – 28.4%
Computers – 7.6%
1,788	Accenture PLC, Class A Shares	670,107
34,391	Apple Inc.(a)	6,216,173
484	Check Point Software Technologies Ltd.*	77,643
1,338	Dell Technologies Inc., Class C Shares	126,655
2,662	International Business Machines Corp.	492,550
	Total Computers	7,583,128
Semiconductors – 9.7%
4,354	Advanced Micro Devices Inc.*	838,276
2,831	Applied Materials Inc.	570,786
145	ASML Holding NV, Class NY Registered Shares, ADR	137,993
1,127	Broadcom Inc.(a)	1,465,652
285	Cirrus Logic Inc.*	26,169
682	Entegris Inc.	91,633
527	Lam Research Corp.	494,458
1,683	Marvell Technology Inc.	120,604
3,483	Micron Technology Inc.	315,595
5,822	NVIDIA Corp.(a)	4,605,901
1,421	NXP Semiconductors NV	354,866
2,501	ON Semiconductor Corp.*	197,379
2,906	QUALCOMM Inc.	458,538
158	Silicon Laboratories Inc.*	21,731
176	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	22,646
	Total Semiconductors	9,722,227
Software – 11.1%
1,206	Adobe Inc.*(a)	675,698
964	Intuit Inc.	639,026
17,439	Microsoft Corp.(a)	7,213,468
4,696	Oracle Corp.	524,449
2,771	Salesforce Inc.*(a)	855,740
470	SAP SE, ADR	88,299
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
746	ServiceNow Inc.*	$575,420
3,477	SS&C Technologies Holdings Inc.	221,693
233	Veeva Systems Inc., Class A Shares*	52,544
373	Workday Inc., Class A Shares*	109,908
1,678	Zoom Video Communications Inc., Class A Shares*	118,685
	Total Software	11,074,930
	TOTAL TECHNOLOGY	28,380,285
UTILITIES – 2.3%
Electric – 2.2%
4,615	Alliant Energy Corp.	220,366
4,965	Ameren Corp.	353,458
6,849	American Electric Power Co., Inc.	583,466
3,809	Consolidated Edison Inc.	332,183
9,929	PPL Corp.	261,828
8,876	Xcel Energy Inc.	467,677
	Total Electric	2,218,978
Water – 0.1%
3,490	Essential Utilities Inc.	121,382
	TOTAL UTILITIES	2,340,360
	TOTAL COMMON STOCKS (Cost – $82,138,772)	99,064,307
Number of Contracts	Notional Amounts
PURCHASED OPTIONS – 0.3%
Index Option – 0.3%
64	$32,616,128	S&P 500 Index Options, Put, @ $4,535.00, expires 3/28/24, Counterparty: MSC	21,120
65	33,125,755	S&P 500 Index Options, Put, @ $4,610.00, expires 4/30/24, Counterparty: MSC	73,775
63	32,106,501	S&P 500 Index Options, Put, @ $4,835.00, expires 5/31/24, Counterparty: MSC	247,590
		TOTAL PURCHASED OPTIONS (Cost – $816,033)	342,485
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $82,954,805)	99,406,792
See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS – 1.9%
TIME DEPOSIT – 1.9%
$1,879,059	JPMorgan Chase & Co. – New York, 4.680% due 3/1/24 (Cost – $1,879,059)	$1,879,059
	TOTAL INVESTMENTS – 101.3% (Cost – $84,833,864)	101,285,851
	Liabilities in Excess of Other Assets – (1.3)%	(1,361,119)
	TOTAL NET ASSETS – 100.0%	$99,924,732

*
Non-income producing security.

(a)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

Abbreviations used in this schedule:
ADR
 —     American Depositary Receipts

PLC
 —    Public Limited Company

REIT
 —    Real Estate Investment Trust

Summary of Investments by Security Sector^
Technology	28.0%
Consumer Non-cyclical	17.2
Financial	14.4
Communications	13.8
Consumer Cyclical	8.8
Industrial	7.9
Energy	3.7
Utilities	2.3
Basic Materials	1.7
Purchased Options	0.3
Short-Term Investments	1.9
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 29, 2024
Destinations Shelter Fund (concluded)

Schedule of Options Contracts Written
Index Options
Number of Contracts	Notional Amount	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
33	$16,817,691	S&P 500 Index Options, Call	MSC	3/28/24	$5,010.00	$(421,245)
33	16,817,691	S&P 500 Index Options, Call	MSC	4/30/24	5,110.00	(341,055)
31	15,798,437	S&P 500 Index Options, Call	MSC	5/31/24	5,385.00	(99,820)
64	32,616,128	S&P 500 Index Options, Put	MSC	3/28/24	3,825.00	(5,760)
65	33,125,755	S&P 500 Index Options, Put	MSC	4/30/24	3,875.00	(19,013)
63	32,106,501	S&P 500 Index Options, Put	MSC	5/31/24	4,075.00	(45,675)
		TOTAL OPTIONS CONTRACTS WRITTEN
		(Premiums received – $474,026)				$(932,568)
Counterparty Abbreviations used in this schedule:
MSC
 —    Morgan Stanley

See Notes to Financial Statements.

Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P — Preliminary rating.
u — The upgrade state defines bonds that have recently been upgraded into higher rating categories.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ratings (unaudited) (concluded)

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C — Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e — Expected.
u — Upgraded.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre — Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD, WR — Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.
Short-Term Security Ratings
SP-1 — Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO.
MIG1 — Moody’s highest rating for short-term municipal obligations.
P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.
F-2 — Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities
February 29, 2024

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
ASSETS:
Investments, at value(1),(2)	$4,235,186,837	$855,440,928	$2,458,838,418	$581,951,490	$2,121,124,462
Foreign currency, at value(3)	229	—	1,780,094	41	—
Cash	—	—	—	—	—
Receivable for securities sold	19,137,030	12,840,832	28,642,724	24,904,679	62,847,044
Dividends and interest receivable	3,953,331	583,253	6,677,767	2,189,099	12,047,286
Receivable for Fund shares sold	1,425,140	341,436	903,284	306,026	940,497
Receivable for expense reimbursement	—	—	—	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Variation margin on open future contracts (Note 4)	9,100	3,590	2,604	—	—
Unrealized appreciation on swap contracts (Note 4)	—	—	593,121	—	—
Upfront premiums paid on swap contracts	—	—	—	—	—
Deposits with counterparty	—	—	4,936,756(7)	—	—
Cash held at Broker	103,840	30,910	42,486	—	757,407
Prepaid expenses	50,846	11,154	40,331	9,565	14,640
Total Assets	4,259,866,353	869,252,103	2,502,457,585	609,360,900	2,197,731,336
LIABILITIES:
Payable for collateral received from securities on loan	13,766,400	5,112,972	23,104,558	1,974,600	—
Payable for Fund shares repurchased	6,642,267	1,252,397	3,665,709	1,147,383	3,869,678
Payable for securities purchased	20,803,571	3,771,067	5,397,329	557,060	147,042,264
Investment management fee payable	1,965,985	521,895	1,452,480	346,356	1,009,727
Transfer agent fees payable	629,790	138,644	365,187	80,496	309,489
Custody fee payable	166,320	69,898	281,447	36,437	144,382
Registration fees payable	15,021	9,803	6,208	2,896	3,982
Shareholder services	55,415	45,539	91,780	19,157	44,504
Variation margin on open future contracts (Note 4)	—	—	—	—	111,818
Variation margin on open swap contracts (Note 4)	—	—	—	—	800,386
Upfront premiums received on swap contracts	—	—	—	—	—
Unrealized depreciation on swap contracts (Note 4)	—	—	853,513	—	—
Forward sale commitments(5) (Note 5)	—	—	—	—	31,182,992
Securities sold short(5) (Note 5)	—	—	—	—	—
Due to custodian(3)	127	127	134	737	—
Options contracts written, at value(6) (Note 4)	—	—	46,262	16,787	—
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Foreign capital gains tax payable	—	—	4,896,370	—	—
Investment interest payable on securities sold short	—	—	—	—	—
Accrued Chief Compliance Officer expense	3,213	646	1,996	491	—
Accrued expenses	19,306	29,598	89,455	18,924	227,123
Other liabilities	—	—	—	—	—
Total Liabilities	44,067,415	10,952,586	40,252,428	4,201,324	184,746,345
Total Net Assets	$4,215,798,938	$858,299,517	$2,462,205,157	$605,159,576	$2,012,984,991
NET ASSETS:
Par value	$280,175	$67,406	$196,201	$52,866	$241,932
Paid-in capital in excess of par value	2,736,590,438	693,910,939	2,203,584,563	561,354,816	2,405,325,592
Total distributable earnings (losses)	1,478,928,325	164,321,172	258,424,393	43,751,894	(392,582,533)
Total Net Assets	$4,215,798,938	$858,299,517	$2,462,205,157	$605,159,576	$2,012,984,991
Total Net Assets Class I	$3,809,962,665	$775,344,072	$2,221,823,679	$550,070,935	$1,820,597,952
Total Net Assets Class Z	$405,836,273	$82,955,445	$240,381,478	$55,088,641	$192,387,039
Shares Outstanding Class I	245,296,536	58,860,651	174,278,906	47,893,911	219,414,174
Shares Outstanding Class Z	34,878,133	8,545,344	21,922,385	4,971,855	22,517,784
Net Asset Value Class I	$15.53	$13.17	$12.75	$11.49	$8.30
Net Asset Value Class Z	$11.64	$9.71	$10.97	$11.08	$8.54
(1) Investments, at cost	$2,962,415,053	$680,514,774	$2,057,087,533	$518,587,399	$2,309,626,200
(2) Includes securities on loan	$13,583,326	$4,943,529	$22,152,142	$1,913,168	$—
(3) Foreign currency, at cost	$226	$—	$1,778,890	$45	$—
(4) Related to futures contracts	$—	$—	$—	$—	$—
(5) Proceeds received	$—	$—	$—	$—	$31,359,854
(6) Premiums received	$—	$—	$18,262	$26,101	$—
(7) Related to swap contracts	$—	$—	$4,936,756	$—	$—
See Notes to Financial Statements.

Statements of Assets and Liabilities
February 29, 2024 (concluded)

	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
ASSETS:
Investments, at value(1),(2)	$422,288,703	$834,834,680	$888,792,402	$788,938,248	$101,285,851
Foreign currency, at value(3)	322	333	—	—	—
Cash	—	14	—	—	—
Receivable for securities sold	1,129,336	7,996,592	381,353	893,450	853,107
Dividends and interest receivable	3,994,644	10,254,613	8,876,233	3,627,418	139,030
Receivable for Fund shares sold	228,491	376,958	299,526	343,542	17,216
Receivable for expense reimbursement	—	—	8,468	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	93,421	—	—	—
Variation margin on open future contracts (Note 4)	—	—	—	—	—
Unrealized appreciation on swap contracts (Note 4)	—	—	—	13,998,594	—
Upfront premiums paid on swap contracts	—	—	—	2,018,300	—
Deposits with counterparty	—	3,275,000(4)	—	9,553,778(7)	—
Cash held at Broker	—	11,832,522	8,345,200	38,769,872	—
Prepaid expenses	4,946	12,185	10,960	7,599	1,521
Total Assets	427,646,442	868,676,318	906,714,142	858,150,801	102,296,725
LIABILITIES:
Payable for collateral received from securities on loan	722,785	392,687	35,528,240	1,027,244	—
Payable for Fund shares repurchased	769,978	1,379,912	1,193,859	1,832,427	33,763
Payable for securities purchased	21,429,587	33,484,948	8,327,018	7,472,542	1,215,359
Investment management fee payable	160,482	480,631	407,134	638,043	57,640
Transfer agent fees payable	71,320	119,058	118,516	127,562	27,177
Custody fee payable	34,688	54,983	68,394	47,047	12,542
Registration fees payable	5,351	11,913	5,197	13,498	69,763
Shareholder services	18,750	22,413	6,822	28,975	1,968
Variation margin on open future contracts (Note 4)	—	—	3,000	—	—
Variation margin on open swap contracts (Note 4)	—	—	—	—	—
Upfront premiums received on swap contracts	—	—	—	11,366,800	—
Unrealized depreciation on swap contracts (Note 4)	—	—	—	156,122	—
Forward sale commitments(5) (Note 5)	—	—	—	—	—
Securities sold short(5) (Note 5)	—	9,106,827	—	29,149,052	—
Due to custodian(3)	—	—	—	—	—
Options contracts written, at value(6) (Note 4)	—	122,601	—	17,280	932,568
Unrealized depreciation on open forward foreign currency contracts (Note 4)	76,917	177,078	—	—	—
Foreign capital gains tax payable	—	—	—	—	—
Investment interest payable on securities sold short	—	185,727	—	—	—
Accrued Chief Compliance Officer expense	—	—	—	—	80
Accrued expenses	50,573	33,394	25,913	43,492	21,133
Other liabilities	—	331,944	—	—	—
Total Liabilities	23,340,431	45,904,116	45,684,093	51,920,084	2,371,993
Total Net Assets	$404,306,011	$822,772,202	$861,030,049	$806,230,717	$99,924,732
NET ASSETS:
Par value	$43,381	$88,112	$88,901	$77,361	$9,536
Paid-in capital in excess of par value	435,560,326	879,470,072	893,635,290	778,318,369	96,571,306
Total distributable earnings (losses)	(31,297,696)	(56,785,982)	(32,694,142)	27,834,987	3,343,890
Total Net Assets	$404,306,011	$822,772,202	$861,030,049	$806,230,717	$99,924,732
Total Net Assets Class I	$370,655,393	$752,497,244	$812,483,899	$739,371,023	$97,749,143
Total Net Assets Class Z	$33,650,618	$70,274,958	$48,546,150	$66,859,694	$2,175,589
Shares Outstanding Class I	39,850,376	80,726,223	83,903,892	70,782,168	9,326,308
Shares Outstanding Class Z	3,530,348	7,385,785	4,997,390	6,578,755	210,182
Net Asset Value Class I	$9.30	$9.32	$9.68	$10.45	$10.48
Net Asset Value Class Z	$9.53	$9.51	$9.71	$10.16	$10.35
(1) Investments, at cost	$438,180,247	$849,038,354	$887,329,538	$763,223,755	$84,833,864
(2) Includes securities on loan	$709,003	$349,920	$34,847,912	$986,635	$—
(3) Foreign currency, at cost	$323	$334	$—	$(2)	$—
(4) Related to futures contracts	$—	$3,275,000	$—	$—	$—
(5) Proceeds received	$—	$9,032,970	$—	$36,941,697	$—
(6) Premiums received	$—	$151,174	$—	$133,326	$474,026
(7) Related to swap contracts	$—	$—	$—	$9,553,778	$—
See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 29, 2024

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
INVESTMENT INCOME:
Dividends	$50,817,958	$11,504,580	$70,843,159	$26,305,344	$1,823,894
Interest	2,604,755	1,199,487	3,354,469	728,694	79,469,791
Income from securities lending	132,277	210,997	285,642	81,523	62
Less: Foreign taxes withheld (Note 5)	(585,606)	(975)	(7,099,894)	(1,120,510)	—
Miscellaneous income	—	—	79,148	—	—
Total Investment Income	52,969,384	12,914,089	67,462,524	25,995,051	81,293,747
EXPENSES:
Investment management fee (Note 7)	30,521,391	7,787,552	24,315,745	5,128,913	13,416,025
Transfer agent fees	5,517,339	1,219,009	3,344,677	927,555	2,852,742
Custody fees	998,459	341,573	1,528,442	255,222	852,693
Trustees’ fees	321,533	71,506	154,403	51,871	176,250
Insurance	102,741	27,208	55,002	16,295	141,732
Audit and tax	—	25,586	—	64,901	25,663
Legal expense	305,485	74,519	136,888	43,691	146,044
Chief Compliance Officer expense	163,857	34,325	81,389	27,293	75,956
Shareholder reports fees	—	—	—	23	—
Offering fees	—	—	8,610	—	—
Distribution fees	—	—	—	—	—
Shareholder services	160,697	124,429	214,896	103,784	54,097
Registration fees	24,052	32,489	—	54,257	15,518
Miscellaneous expense	78,234	35,236	128,837	37,491	172,036
Interest and dividend expense	60,748	27,137	49,384	9,223	12,436
Total Expenses	38,254,536	9,800,569	30,018,273	6,720,519	17,941,192
Less: Fee waivers and/or expense reimbursement (Note 7)	(6,346,928)	(299,962)	(4,804,003)	(665,940)	(1,668,338)
Net Expenses	31,907,608	9,500,607	25,214,270	6,054,579	16,272,854
Net Investment Income (Loss)	$21,061,776	$3,413,482	$42,248,254	$19,940,472	$65,020,893
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, UNFUNDED LOAN COMMITMENTS,
OPTIONS CONTRACTS WRITTEN, FORWARD SALE
COMMITMENTS, SECURITIES SHORT SOLD, SWAP
CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4
AND 5):

Net Realized Gain (Loss) From:
Investments	$507,310,255	$61,102,180	$12,874,470*	$(12,898,211)	$(71,433,123)
Futures contracts	456,859	20,325	12,936	—	2,664,469
Forward sale commitments	—	—	—	—	1,617,740
Options contracts written	—	—	85,745	177,642	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	1,213,625	—	108,145
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(1,449)	—	(709,527)	(1,612)	—
Realized Gain (Loss)	507,765,665	61,122,505	13,477,249	(12,722,181)	(67,042,769)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	501,996,103	32,143,654	182,048,125**	29,284,666	70,183,745
Futures contracts	167,944	39,730	39,035	—	(210,112)
Unfunded loan commitments	—	—	—	—	118
Options contracts written	—	—	(12,413)	7,009	—
Forward sale commitments	—	—	—	—	(81,078)
Securities sold short	—	—	—	—	—
Swap contracts	—	—	(260,392)	—	351,254
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	1,003	—	128,142	30,057	—
Change in Net Unrealized Appreciation (Depreciation):	502,165,050	32,183,384	181,942,497	29,321,732	70,243,927
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	1,009,930,715	93,305,889	195,419,746	16,599,551	3,201,158
Total Increase (Decrease) in Net Assets from Operations	$1,030,992,491	$96,719,371	$237,668,000	$36,540,023	$68,222,051

*
Includes foreign capital gains tax of  $(1,810,881) for Destinations International Equity Fund.

**
Includes accrued foreign capital gains tax of  $4,737,055 for Destinations International Equity Fund.

See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 29, 2024 (concluded)

	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
INVESTMENT INCOME:
Dividends	$1,669,677	$7,254,947	$618,013	$10,272,289	$1,609,871
Interest	27,013,305	52,450,102	28,905,501	41,694,582	58,186
Income from securities lending	15,974	66,478	148,529	8,128	—
Less: Foreign taxes withheld (Note 5)	—	—	—	—	(7,816)
Miscellaneous income	—	—	—	—	—
Total Investment Income	28,698,956	59,771,527	29,672,043	51,974,999	1,660,241
EXPENSES:
Investment management fee (Note 7)	2,898,078	6,833,852	6,163,140	10,913,673	845,765
Transfer agent fees	621,822	1,163,202	1,276,757	1,158,954	160,602
Custody fees	202,784	325,588	407,949	257,390	71,726
Trustees’ fees	35,325	69,510	75,096	65,558	8,079
Insurance	12,216	18,715	29,854	26,315	3,822
Audit and tax	51,779	59,616	53,713	51,270	67,957
Legal expense	37,791	52,561	58,746	53,616	4,257
Chief Compliance Officer expense	17,053	33,066	30,526	30,034	3,512
Shareholder reports fees	—	—	—	488	—
Offering fees	—	—	—	—	—
Distribution fees	—	—	—	—	81
Shareholder services	114,032	103,461	4,126	102,954	8,260
Registration fees	40,674	56,983	40,475	40,032	108,741
Miscellaneous expense	25,088	75,151	33,036	36,081	12,869
Interest and dividend expense	9,196	383,296	3,410	686,614	1,074
Total Expenses	4,065,838	9,175,001	8,176,828	13,422,979	1,296,745
Less: Fee waivers and/or expense reimbursement (Note 7)	(189,064)	(1,085,313)	(1,360,480)	(3,586,098)	(111,003)
Net Expenses	3,876,774	8,089,688	6,816,348	9,836,881	1,185,742
Net Investment Income (Loss)	$24,822,182	$51,681,839	$22,855,695	$42,138,118	$474,499
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, UNFUNDED LOAN COMMITMENTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SECURITIES SHORT SOLD, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$(10,097,679)	$(21,458,177)	$(8,080,695)	$11,307,264	$(6,395,383)
Futures contracts	—	—	76,626	—	—
Forward sale commitments	—	—	—	—	—
Options contracts written	—	582,600	—	179,323	(2,568,059)
Securities sold short	—	51,810	—	14,900,293	—
Swap contracts	—	—	—	5,966,183	—
Forward foreign currency contracts	(810,493)	(355,685)	—	—	—
Foreign currency transactions	557,873	507,114	—	—	—
Realized Gain (Loss)	(10,350,299)	(20,672,338)	(8,004,069)	32,353,063	(8,963,442)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,198,985	39,726,857	22,489,597	10,968,797	28,257,914
Futures contracts	—	—	(8,085)	—	—
Unfunded loan commitments	—	—	—	—	—
Options contracts written	—	(108,555)	—	116,046	(889,446)
Forward sale commitments	—	—	—	—	—
Securities sold short	—	(184,708)	—	(14,041,778)	—
Swap contracts	—	—	—	8,911,023	—
Forward foreign currency contracts	(650,125)	(503,227)	—	—	—
Foreign currency transactions	(85,853)	(120,684)	—	—	—
Change in Net Unrealized Appreciation (Depreciation):	15,463,007	38,809,683	22,481,512	5,954,088	27,368,468
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	5,112,708	18,137,345	14,477,443	38,307,151	18,405,026
Total Increase (Decrease) in Net Assets from Operations	$29,934,890	$69,819,184	$37,333,138	$80,445,269	$18,879,525
See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 29, 2024 and Year Ended February 28, 2023

	Destinations Large Cap Equity Fund		Destinations Small-Mid Cap Equity Fund		Destinations International Equity Fund
	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023
OPERATIONS:
Net investment income (loss).	$21,061,776	$30,019,640	$3,413,482	$4,320,997	$42,248,254	$23,057,959
Net realized gain (loss)	507,765,665	(113,462,263)	61,122,505	(68,894,421)	13,477,249	(108,951,275)
Change in unrealized appreciation (depreciation)	502,165,050	(308,710,516)	32,183,384	(15,766,967)	181,942,497	(170,786,833)
Increase (Decrease) in Net Assets From Operations	1,030,992,491	(392,153,139)	96,719,371	(80,340,391)	237,668,000	(256,680,149)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I	(167,095,901)	(208,655,308)	(2,014,029)	(34,942,635)	(41,827,685)	(47,929,247)
Class Z	(23,871,913)	(27,383,971)	(456,071)	(4,523,397)	(5,525,051)	(5,791,597)
Decrease in Net Assets From Distributions to Shareholders	(190,967,814)	(236,039,279)	(2,470,100)	(39,466,032)	(47,352,736)	(53,720,844)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	286,723,049	504,336,142	68,314,934	133,573,872	649,062,864	228,834,565
Class Z	56,755,104	78,471,942	12,587,190	20,629,275	84,510,718	37,882,738
Reinvestment of distributions:
Class I	165,545,592	206,900,479	1,997,933	34,693,512	41,455,349	47,529,535
Class Z	23,520,862	26,936,686	448,886	4,443,660	5,441,557	5,691,480
Cost of shares repurchased:
Class I	(1,400,519,989)	(938,155,299)	(415,794,352)	(222,745,216)	(481,713,480)	(574,480,158)
Class Z	(145,033,962)	(150,588,094)	(40,087,120)	(37,594,065)	(50,854,777)	(82,840,187)
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,013,009,344)	(272,098,144)	(372,532,529)	(66,998,962)	247,902,231	(337,382,027)
Increase (Decrease) in Net Assets	(172,984,667)	(900,290,562)	(278,283,258)	(186,805,385)	438,217,495	(647,783,020)
NET ASSETS:
Beginning of period	4,388,783,605	5,289,074,167	1,136,582,775	1,323,388,160	2,023,987,662	2,671,770,682
End of period	$4,215,798,938	$4,388,783,605	$858,299,517	$1,136,582,775	$2,462,205,157	$2,023,987,662
	Destinations Equity Income Fund		Destinations Core Fixed Income Fund
	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023
OPERATIONS:
Net investment income (loss).	$19,940,472	$17,968,124	$65,020,893	$56,483,287
Net realized gain (loss)	(12,722,181)	13,464,926	(67,042,769)	(111,507,289)
Change in unrealized appreciation (depreciation)	29,321,732	(35,314,418)	70,243,927	(164,503,972)
Increase (Decrease) in Net Assets From Operations	36,540,023	(3,881,368)	68,222,051	(219,527,974)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
From net investment income/realized gains:
Class I	(23,511,289)	(27,242,743)	(61,685,454)	(51,511,757)
Class Z	(2,426,045)	(2,606,305)	(6,270,628)	(4,935,258)
From return of capital
Class I	—	—	(3,637,525)	—
Class Z	—	—	(373,308)	—
Decrease in Net Assets From Distributions to Shareholders	(25,937,334)	(29,849,048)	(71,966,915)	(56,447,015)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	50,031,989	297,686,879	396,772,982	403,068,744
Class Z	9,872,253	32,837,879	57,131,151	52,229,510
Reinvestment of distributions:
Class I	23,306,638	27,030,415	64,729,658	51,103,461
Class Z	2,353,688	2,504,455	6,529,609	4,834,646
Cost of shares repurchased:
Class I	(184,530,150)	(111,671,803)	(430,534,637)	(411,011,008)
Class Z	(18,181,017)	(16,748,275)	(41,242,854)	(64,928,010)
Increase (Decrease) in Net Assets From Fund Share Transactions	(117,146,599)	231,639,550	53,385,909	35,297,343
Increase (Decrease) in Net Assets	(106,543,910)	197,909,134	49,641,045	(240,677,646)
NET ASSETS:
Beginning of period	711,703,486	513,794,352	1,963,343,946	2,204,021,592
End of period	$605,159,576	$711,703,486	$2,012,984,991	$1,963,343,946
See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 29, 2024 and Year Ended February 28, 2023 (concluded)

	Destinations Low Duration Fixed Income Fund		Destinations Global Fixed Income Opportunities Fund		Destinations Municipal Fixed Income Fund
	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023
OPERATIONS:
Net investment income (loss).	$24,822,182	$24,589,689	$51,681,839	$34,061,879	$22,855,695	$13,962,205
Net realized gain (loss)	(10,350,299)	(1,752,868)	(20,672,338)	(12,472,083)	(8,004,069)	(13,511,455)
Change in unrealized appreciation (depreciation)	15,463,007	(22,815,109)	38,809,683	(37,561,560)	22,481,512	(30,088,734)
Increase (Decrease) in Net Assets From Operations	29,934,890	21,712	69,819,184	(15,971,764)	37,333,138	(29,637,984)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I	(23,007,117)	(26,958,411)	(47,612,759)	(30,862,604)	(23,841,193)	(16,101,585)
Class Z	(2,035,141)	(2,249,387)	(4,281,814)	(2,718,796)	(1,417,019)	(912,995)
Decrease in Net Assets From Distributions to Shareholders	(25,042,258)	(29,207,798)	(51,894,573)	(33,581,400)	(25,258,212)	(17,014,580)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	52,955,710	90,253,320	199,873,987	119,399,527	145,154,183	160,539,965
Class Z	8,530,085	9,730,784	23,724,835	13,620,653	18,325,767	17,583,000
Reinvestment of distributions:
Class I	22,786,422	26,746,026	47,157,667	30,612,580	23,570,961	15,945,827
Class Z	1,997,960	2,197,436	4,181,788	2,640,802	1,362,933	875,610
Cost of shares repurchased:
Class I	(160,906,614)	(177,476,575)	(172,537,676)	(142,145,739)	(186,573,334)	(200,082,715)
Class Z	(14,300,102)	(21,925,643)	(16,169,276)	(21,479,728)	(15,646,422)	(17,658,567)
Increase (Decrease) in Net Assets From Fund Share Transactions	(88,936,539)	(70,474,652)	86,231,325	2,648,095	(13,805,912)	(22,796,880)
Increase (Decrease) in Net Assets	(84,043,907)	(99,660,738)	104,155,936	(46,905,069)	(1,730,986)	(69,449,444)
NET ASSETS:
Beginning of period	488,349,918	588,010,656	718,616,266	765,521,335	862,761,035	932,210,479
End of period	$404,306,011	$488,349,918	$822,772,202	$718,616,266	$861,030,049	$862,761,035
	Destinations Multi Strategy Alternatives Fund		Destinations Shelter Fund
	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023
OPERATIONS:
Net investment income (loss)	$42,138,118	$35,519,960	$474,499	$363,609
Net realized gain (loss)	32,353,063	(32,215,484)	(8,963,442)	(2,762,442)
Change in unrealized appreciation (depreciation)	5,954,088	7,486,759	27,368,468	(8,098,003)
Increase (Decrease) in Net Assets From Operations	80,445,269	10,791,235	18,879,525	(10,496,836)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5) :
Class I	(48,635,421)	(28,931,104)	(361,812)	(484,190)
Class Z	(4,466,799)	(2,659,540)	(10,084)	(11,403)
Decrease in Net Assets From Distributions to Shareholders	(53,102,220)	(31,590,644)	(371,896)	(495,593)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	108,716,839	111,935,599	3,201,679	8,031,819
Class Z	13,692,347	18,229,720	245,840	289,310
Reinvestment of distributions:
Class I	48,174,921	28,697,347	361,811	484,189
Class Z	4,379,853	2,601,205	10,084	11,403
Cost of shares repurchased:
Class I	(293,670,827)	(435,422,534)	(23,361,975)	(21,510,482)
Class Z	(25,567,149)	(55,202,524)	(229,205)	(461,290)
Increase (Decrease) in Net Assets From Fund Share Transactions	(144,274,016)	(329,161,187)	(19,771,766)	(13,155,051)
Increase (Decrease) in Net Assets	(116,930,967)	(349,960,596)	(1,264,137)	(24,147,480)
NET ASSETS:
Beginning of period	923,161,684	1,273,122,280	101,188,869	125,336,349
End of period	$806,230,717	$923,161,684	$99,924,732	$101,188,869
See Notes to Financial Statements.

Financial Highlights
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$12.69	$14.44	$15.84	$11.88	$11.61
Income (Loss) from Operations:
Net investment income(1)	0.07	0.08	0.04	0.07	0.10
Net realized and unrealized gain (loss)	3.45	(1.14)	1.33	4.19	0.40
Total Income (Loss) from Operations	3.52	(1.06)	1.37	4.26	0.50
Less Distributions From:
Net investment income	(0.07)	(0.07)	(0.10)	(0.01)	(0.10)
Net realized gain	(0.61)	(0.62)	(2.67)	(0.29)	(0.13)
Total Distributions	(0.68)	(0.69)	(2.77)	(0.30)	(0.23)
Net Asset Value, End of Period	$15.53	$12.69	$14.44	$15.84	$11.88
Total Return(2)	28.18%	(7.21)%	7.48%	35.94%	4.18%
Net Assets, End of Period (millions)	$3,810	$3,992	$4,783	$4,450	$3,651
Ratios to Average Net Assets:
Gross expenses	0.95%	0.96%	0.95%	0.95%	0.95%
Net expenses(3)	0.80%	0.82%	0.80%	0.82%	0.82%
Net investment income(3)	0.50%	0.64%	0.21%	0.56%	0.84%
Portfolio Turnover Rate(4)	95%	71%	83%	48%	49%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.65	$11.18	$12.81	$9.65	$9.46
Income (Loss) from Operations:
Net investment income(1)	0.07	0.08	0.05	0.08	0.10
Net realized and unrealized gain (loss)	2.63	(0.90)	1.12	3.40	0.34
Total Income (Loss) from Operations	2.70	(0.82)	1.17	3.48	0.44
Less Distributions From:
Net investment income	(0.10)	(0.09)	(0.13)	(0.03)	(0.12)
Net realized gain	(0.61)	(0.62)	(2.67)	(0.29)	(0.13)
Total Distributions	(0.71)	(0.71)	(2.80)	(0.32)	(0.25)
Net Asset Value, End of Period	$11.64	$9.65	$11.18	$12.81	$9.65
Total Return(2)	28.50%	(7.16)%	7.65%	36.16%	4.45%
Net Assets, End of Period (millions)	$406	$397	$506	$283	$200
Ratios to Average Net Assets:
Gross expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Net expenses(3)	0.65%	0.67%	0.65%	0.67%	0.67%
Net investment income(3)	0.65%	0.79%	0.36%	0.70%	0.96%
Portfolio Turnover Rate(4)	95%	71%	83%	48%	49%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$11.79	$12.97	$16.43	$10.92	$11.31
Income (Loss) from Operations:
Net investment income(1)	0.04	0.04	(0.01)	0.01	0.06
Net realized and unrealized gain (loss)	1.37	(0.82)	0.55	5.80	0.04
Total Income (Loss) from Operations	1.41	(0.78)	0.54	5.81	0.10
Less Distributions From:
Net investment income	(0.03)	—	—	(0.00)*	(0.06)
Net realized gain	—	(0.40)	(4.00)	(0.30)	(0.43)
Total Distributions	(0.03)	(0.40)	(4.00)	(0.30)	(0.49)
Net Asset Value, End of Period	$13.17	$11.79	$12.97	$16.43	$10.92
Total Return(2)	12.00%	(5.86)%	1.66%	53.65%	0.52%
Net Assets, End of Period (millions)	$775	$1,036	$1,198	$1,167	$890
Ratios to Average Net Assets:
Gross expenses	1.15%	1.13%	1.11%	1.11%	1.11%
Net expenses(3)	1.11%	1.12%	1.10%	1.11%	1.08%
Net investment income(3)	0.38%	0.36%	(0.05)%	0.09%	0.54%
Portfolio Turnover Rate(4)	115%	125%	111%	145%	110%

*
Amount is less than $0.005 per share.

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$8.70	$9.68	$13.17	$8.80	$9.20
Income (Loss) from Operations:
Net investment income(1)	0.05	0.05	0.01	0.02	0.06
Net realized and unrealized gain (loss)	1.01	(0.63)	0.50	4.67	0.05
Total Income (Loss) from Operations	1.06	(0.58)	0.51	4.69	0.11
Less Distributions From:
Net investment income	(0.05)	—	—	(0.02)	(0.08)
Net realized gain	—	(0.40)	(4.00)	(0.30)	(0.43)
Total Distributions	(0.05)	(0.40)	(4.00)	(0.32)	(0.51)
Net Asset Value, End of Period	$9.71	$8.70	$9.68	$13.17	$8.80
Total Return(2)	12.25%	(5.78)%	1.86%	53.85%	0.69%
Net Assets, End of Period (millions)	$83	$101	$126	$74	$46
Ratios to Average Net Assets:
Gross expenses	1.00%	0.98%	0.96%	0.96%	0.97%
Net expenses(3)	0.96%	0.97%	0.95%	0.96%	0.94%
Net investment income(3)	0.53%	0.51%	0.10%	0.22%	0.66%
Portfolio Turnover Rate(4)	115%	125%	111%	145%	110%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$11.72	$13.24	$15.11	$11.30	$10.86
Income (Loss) from Operations:
Net investment income(1)	0.21	0.12	0.01	0.00*	0.09
Net realized and unrealized gain (loss)	1.06	(1.33)	(1.22)	3.81	0.44
Total Income (Loss) from Operations	1.27	(1.21)	(1.21)	3.81	0.53
Less Distributions From:
Net investment income	(0.24)	(0.20)	(0.03)	(0.00)*	(0.09)
Net realized gain	—	(0.11)	(0.63)	—	—
Total Distributions	(0.24)	(0.31)	(0.66)	—	(0.09)
Net Asset Value, End of Period	$12.75	$11.72	$13.24	$15.11	$11.30
Total Return(2)	10.84%	(9.07)%	(8.36)%	33.76%	4.83%
Net Assets, End of Period (millions)	$2,222	$1,840	$2,419	$2,288	$1,884
Ratios to Average Net Assets:
Gross expenses	1.25%	1.26%	1.24%	1.24%	1.25%
Net expenses(3)	1.05%	1.16%	1.20%	1.23%	1.17%
Net investment income(3)	1.73%	1.02%	0.05%	0.02%	0.77%
Portfolio Turnover Rate(4)	69%	66%	48%	38%	27%

*
Amount is less than $0.005 per share.

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$10.11	$11.48	$13.18	$9.86	$9.48
Income (Loss) from Operations:
Net investment income(1)	0.19	0.12	0.02	0.02	0.06
Net realized and unrealized gain (loss)	0.92	(1.16)	(1.05)	3.32	0.43
Total Income (Loss) from Operations	1.11	(1.04)	(1.03)	3.34	0.49
Less Distributions From:
Net investment income	(0.25)	(0.22)	(0.04)	(0.02)	(0.11)
Net realized gain	—	(0.11)	(0.63)	—	—
Total Distributions	(0.25)	(0.33)	(0.67)	(0.02)	(0.11)
Net Asset Value, End of Period	$10.97	$10.11	$11.48	$13.18	$9.86
Total Return(2)	11.06%	(8.98)%	(8.16)%	33.91%	5.05%
Net Assets, End of Period (millions)	$240	$184	$253	$145	$99
Ratios to Average Net Assets:
Gross expenses	1.10%	1.11%	1.09%	1.09%	1.10%
Net expenses(3)	0.90%	1.01%	1.05%	1.08%	1.02%
Net investment income(3)	1.84%	1.18%	0.13%	0.14%	0.62%
Portfolio Turnover Rate(4)	69%	66%	48%	38%	27%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$11.27	$11.91	$10.26	$9.74	$10.20
Income (Loss) from Operations:
Net investment income(1)	0.34	0.36	0.34	0.34	0.35
Net realized and unrealized gain (loss)	0.32	(0.47)	1.65	0.63	(0.40)
Total Income (Loss) from Operations	0.66	(0.11)	1.99	0.97	(0.05)
Less Distributions From:
Net investment income	(0.39)	(0.34)	(0.34)	(0.31)	(0.32)
Net realized gain	(0.05)	(0.19)	—	(0.14)	(0.09)
Total Distributions	(0.44)	(0.53)	(0.34)	(0.45)	(0.41)
Net Asset Value, End of Period	$11.49	$11.27	$11.91	$10.26	$9.74
Total Return(2)	6.09%	(0.83)%	19.68%	10.37%	(0.78)%
Net Assets, End of Period (millions)	$550	$652	$469	$375	$441
Ratios to Average Net Assets:
Gross expenses	1.06%	1.04%	1.04%	1.03%	1.03%
Net expenses(3)	0.96%	0.94%	0.92%	0.92%	0.88%
Net investment income(3)	3.10%	3.10%	2.94%	3.60%	3.31%
Portfolio Turnover Rate(4)	51%	46%	58%	54%	43%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$10.89	$11.52	$9.94	$9.44	$9.89
Income (Loss) from Operations:
Net investment income(1)	0.34	0.36	0.35	0.34	0.36
Net realized and unrealized gain (loss)	0.30	(0.45)	1.59	0.62	(0.38)
Total Income (Loss) from Operations	0.64	(0.09)	1.94	0.96	(0.02)
Less Distributions From:
Net investment income	(0.40)	(0.35)	(0.36)	(0.32)	(0.34)
Net realized gain	(0.05)	(0.19)	—	(0.14)	(0.09)
Total Distributions	(0.45)	(0.54)	(0.36)	(0.46)	(0.43)
Net Asset Value, End of Period	$11.08	$10.89	$11.52	$9.94	$9.44
Total Return(2)	6.17%	(0.65)%	19.71%	10.63%	(0.58)%
Net Assets, End of Period (millions)	55	60	$44	$24	21
Ratios to Average Net Assets:
Gross expenses	0.91%	0.89%	0.89%	0.88%	0.88%
Net expenses(3)	0.81%	0.79%	0.77%	0.77%	0.74%
Net investment income(3)	3.23%	3.24%	3.09%	3.72%	3.46%
Portfolio Turnover Rate(4)	51%	46%	58%	54%	43%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$8.31	$9.52	$10.19	$10.42	$9.83
Income (Loss) from Operations:
Net investment income(1)	0.26	0.24	0.12	0.20	0.28
Net realized and unrealized gain (loss)	0.02	(1.21)	(0.38)	(0.20)	0.59
Total Income (Loss) from Operations	0.28	(0.97)	(0.26)	—	0.87
Less Distributions From:
Net investment income	(0.27)	(0.24)	(0.13)	(0.20)	(0.28)
Net realized gain	—	—	(0.28)	(0.03)	—
Return of capital	(0.02)	—	—	—	—
Total Distributions	(0.29)	(0.24)	(0.41)	(0.23)	(0.28)
Net Asset Value, End of Period	$8.30	$8.31	$9.52	$10.19	$10.42
Total Return(2)	3.42%	(10.19)%	(2.72)%	0.05%	8.97%
Net Assets, End of Period (millions)	$1,821	$1,793	$2,002	$2,079	$1,896
Ratios to Average Net Assets:
Gross expenses	0.88%	0.89%	0.87%	0.87%	0.88%
Net expenses(3)	0.80%	0.81%	0.79%	0.78%	0.80%
Net investment income(3)	3.14%	2.82%	1.18%	1.91%	2.80%
Portfolio Turnover Rate(4)	181%	198%	240%	204%	43%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$8.55	$9.79	$10.46	$10.69	$10.08
Income (Loss) from Operations:
Net investment income(1)	0.28	0.26	0.14	0.22	0.30
Net realized and unrealized gain (loss)	0.01	(1.24)	(0.39)	(0.21)	0.61
Total Income (Loss) from Operations	0.29	(0.98)	(0.25)	0.01	0.91
Less Distributions From:
Net investment income	(0.28)	(0.26)	(0.14)	(0.21)	(0.30)
Net realized gain	—	—	(0.28)	(0.03)	—
Return of capital	(0.02)	—	—	—	—
Total Distributions	(0.30)	(0.26)	(0.42)	(0.24)	(0.30)
Net Asset Value, End of Period	$8.54	$8.55	$9.79	$10.46	$10.69
Total Return(2)	3.45%	(10.08)%	(2.50)%	0.17%	9.11%
Net Assets, End of Period (millions)	$192	$170	$202	$121	$99
Ratios to Average Net Assets:
Gross expenses	0.73%	0.74%	0.72%	0.72%	0.73%
Net expenses(3)	0.65%	0.66%	0.64%	0.63%	0.65%
Net investment income(3)	3.28%	2.96%	1.36%	2.05%	2.90%
Portfolio Turnover Rate(4)	181%	198%	240%	204%	43%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.19	$9.68	$9.73	$9.75	$9.84
Income (Loss) from Operations:
Net investment income(1)	0.55	0.42	0.30	0.34	0.33
Net realized and unrealized gain (loss)	0.12	(0.39)	0.03	(0.02)	(0.08)
Total Income from Operations	0.67	0.03	0.33	0.32	0.25
Less Distributions From:
Net investment income	(0.56)	(0.51)	(0.37)	(0.34)	(0.34)
Net realized gain	—	(0.01)	(0.01)	—	—
Total Distributions	(0.56)	(0.52)	(0.38)	(0.34)	(0.34)
Net Asset Value, End of Period	$9.30	$9.19	$9.68	$9.73	$9.75
Total Return(2)	7.55%	0.37%	3.40%	3.43%	2.59%
Net Assets, End of Period (millions)	$371	$451	$539	$418	$320
Ratios to Average Net Assets:
Gross expenses	0.99%	0.96%	0.93%	0.95%	0.96%
Net expenses(3)	0.95%	0.94%	0.93%	0.95%	0.94%
Net investment income(3)	5.98%	4.51%	3.09%	3.63%	3.30%
Portfolio Turnover Rate(4)	98%	98%	107%	168%	138%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.40	$9.89	$9.93	$9.94	$10.03
Income (Loss) from Operations:
Net investment income(1)	0.58	0.44	0.33	0.36	0.34
Net realized and unrealized gain (loss)	0.12	(0.40)	0.02	(0.02)	(0.07)
Total Income from Operations	0.70	0.04	0.35	0.34	0.27
Less Distributions From:
Net investment income	(0.57)	(0.52)	(0.38)	(0.35)	(0.36)
Net realized gain	—	(0.01)	(0.01)	—	—
Total Distributions	(0.57)	(0.53)	(0.39)	(0.35)	(0.36)
Net Asset Value, End of Period	$9.53	$9.40	$9.89	$9.93	$9.94
Total Return(2)	7.74%	0.49%	3.56%	3.60%	2.69%
Net Assets, End of Period (millions)	$34	$37	$49	$22	$14
Ratios to Average Net Assets:
Gross expenses	0.84%	0.80%	0.78%	0.80%	0.82%
Net expenses(3)	0.80%	0.79%	0.78%	0.80%	0.80%
Net investment income(3)	6.13%	4.63%	3.28%	3.78%	3.40%
Portfolio Turnover Rate(4)	98%	98%	107%	168%	138%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.12	$9.76	$10.02	$9.83	$9.82
Income (Loss) from Operations:
Net investment income(1)	0.58	0.44	0.32	0.40	0.39
Net realized and unrealized gain (loss)	0.21	(0.65)	(0.17)	0.19	0.02
Total Income from Operations	0.79	(0.21)	0.15	0.59	0.41
Less Distributions From:
Net investment income	(0.59)	(0.43)	(0.41)	(0.40)	(0.40)
Total Distributions	(0.59)	(0.43)	(0.41)	(0.40)	(0.40)
Net Asset Value, End of Period	$9.32	$9.12	$9.76	$10.02	$9.83
Total Return(2)	8.98%	(2.09)%	1.49%	6.28%	4.18%
Net Assets, End of Period (millions)	$752	$662	$699	$718	$733
Ratios to Average Net Assets:
Gross expenses(3)	1.15%	1.14%	1.19%	1.13%	1.11%
Net expenses(3)(4)	1.02%	1.03%	1.08%	1.02%	1.00%
Net investment income(4)	6.42%	4.70%	3.17%	4.17%	3.92%
Portfolio Turnover Rate(5)	83%	58%	90%	164%	84%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.05%, 0.04%, 0.09%, 0.05% and 0.03% for the year ended February 29, 2024, for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021 and for the year ended February 29, 2020, respectively.

(4)
Reflects fee waivers and/or expense reimbursements.

(5)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.30	$9.94	$10.19	$9.99	$9.98
Income (Loss) from Operations:
Net investment income(1)	0.61	0.46	0.34	0.42	0.41
Net realized and unrealized gain (loss)	0.20	(0.66)	(0.17)	0.19	0.01
Total Income (Loss) from Operations	0.81	(0.20)	0.17	0.61	0.42
Less Distributions From:
Net investment income	(0.60)	(0.44)	(0.42)	(0.41)	(0.41)
Total Distributions	(0.60)	(0.44)	(0.42)	(0.41)	(0.41)
Net Asset Value, End of Period	$9.51	$9.30	$9.94	$10.19	$9.99
Total Return(2)	9.06%	(1.91)%	1.67%	6.43%	4.26%
Net Assets, End of Period (millions)	$70	$57	$66	$40	$34
Ratios to Average Net Assets:
Gross expenses(3)	1.00%	0.99%	1.04%	0.98%	0.96%
Net expenses(3)(4)	0.87%	0.88%	0.93%	0.87%	0.85%
Net investment income(4)	6.58%	4.83%	3.30%	4.31%	4.06%
Portfolio Turnover Rate(5)	83%	58%	90%	164%	84%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.05%, 0.04%, 0.09%, 0.05% and 0.03% for the year ended February 29, 2024, for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021 and for the year ended February 29, 2020, respectively.

(4)
Reflects fee waivers and/or expense reimbursements.

(5)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.54	$10.07	$10.38	$10.61	$10.11
Income (Loss) from Operations:
Net investment income(1)	0.25	0.16	0.10	0.13	0.16
Net realized and unrealized gain (loss)	0.16	(0.50)	(0.26)	(0.13)	0.58
Total Income (Loss) from Operations	0.41	(0.34)	(0.16)	—	0.74
Less Distributions From:
Net investment income	(0.27)	(0.19)	(0.13)	(0.16)	(0.20)
Net realized gain	—	—	(0.02)	(0.07)	(0.04)
Total Distributions	(0.27)	(0.19)	(0.15)	(0.23)	(0.24)
Net Asset Value, End of Period	$9.68	$9.54	$10.07	$10.38	$10.61
Total Return(2)	4.42%	(3.37)%	(1.53)%	0.00%	7.38%
Net Assets, End of Period (millions)	$812	$819	$887	$884	$878
Ratios to Average Net Assets:
Gross expenses	0.94%	0.94%	0.93%	0.93%	0.95%
Net expenses(3)	0.78%	0.78%	0.76%	0.77%	0.80%
Net investment income(3)	2.59%	1.62%	0.97%	1.26%	1.56%
Portfolio Turnover Rate(4)	58%	48%	41%	38%	38%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.57	$10.10	$10.40	$10.64	$10.14
Income (Loss) from Operations:
Net investment income(1)	0.26	0.17	0.12	0.15	0.18
Net realized and unrealized gain (loss)	0.17	(0.50)	(0.25)	(0.14)	0.57
Total Income (Loss) from Operations	0.43	(0.33)	(0.13)	0.01	0.75
Less Distributions From:
Net investment income	(0.29)	(0.20)	(0.15)	(0.18)	(0.21)
Net realized gain	—	—	(0.02)	(0.07)	(0.04)
Total Distributions	(0.29)	(0.20)	(0.17)	(0.25)	(0.25)
Net Asset Value, End of Period	$9.71	$9.57	$10.10	$10.40	$10.64
Total Return(2)	4.56%	(3.21)%	(1.29)%	0.05%	7.51%
Net Assets, End of Period (millions)	$49	$44	$45	$26	$19
Ratios to Average Net Assets:
Gross expenses	0.79%	0.79%	0.78%	0.78%	0.80%
Net expenses(3)	0.63%	0.63%	0.61%	0.62%	0.65%
Net investment income(3)	2.74%	1.77%	1.14%	1.40%	1.71%
Portfolio Turnover Rate(4)	58%	48%	41%	38%	38%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Reflects fee waivers and/or expense reimbursements.

(4)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class I
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$10.10	$10.22	$10.57	$9.67	$9.76
Income (Loss) from Operations:
Net investment income(1)	0.53	0.31	0.10	0.14	0.37
Net realized and unrealized gain (loss)	0.50	(0.13)	0.03	0.91	(0.02)
Total Income from Operations	1.03	0.18	0.13	1.05	0.35
Less Distributions From:
Net investment income	(0.68)	(0.27)	(0.22)	(0.15)	(0.41)
Net realized gain	—	(0.03)	(0.26)	—	(0.03)
Total Distributions	(0.68)	(0.30)	(0.48)	(0.15)	(0.44)
Net Asset Value, End of Period	$10.45	$10.10	$10.22	$10.57	$9.67
Total Return(2)	10.51%	1.87%	1.25%	11.09%	3.76%
Net Assets, End of Period (millions)	$739	$851	$1,165	$1,102	$888
Ratios to Average Net Assets:
Gross expenses(3)	1.67%	1.75%	1.75%	1.79%	1.73%
Net expenses(3)(4)	1.23%	1.30%	1.31%	1.40%	1.34%
Net investment income(4)	5.20%	3.13%	0.93%	1.40%	3.86%
Portfolio Turnover Rate(5)	79%	70%	90%	150%	119%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.08%, 0.15%, 0.19%, 0.22% and 0.16% for the year ended February 29, 2024, for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021 and for the year ended February 29, 2020, respectively.

(4)
Reflects fee waivers and/or expense reimbursements.

(5)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024 and 2020), unless otherwise noted:
	Class Z
	2024	2023	2022	2021	2020
Net asset value, Beginning of Period	$9.85	$9.96	$10.32	$9.44	$9.54
Income (Loss) from Operations:
Net investment income(1)	0.54	0.32	0.11	0.14	0.35
Net realized and unrealized gain (loss)	0.47	(0.12)	0.03	0.91	—
Total Income from Operations	1.01	0.20	0.14	1.05	0.35
Less Distributions From:
Net investment income	(0.70)	(0.28)	(0.24)	(0.17)	(0.42)
Net realized gain	—	(0.03)	(0.26)	—	(0.03)
Total Distributions	(0.70)	(0.31)	(0.50)	(0.17)	(0.45)
Net Asset Value, End of Period	$10.16	$9.85	$9.96	$10.32	$9.44
Total Return(2)	10.50%	2.16%	1.31%	11.29%	3.87%
Net Assets, End of Period (millions)	$67	$72	$108	$60	$41
Ratios to Average Net Assets:
Gross expenses(3)	1.52%	1.60%	1.60%	1.64%	1.59%
Net expenses(3)(4)	1.08%	1.15%	1.16%	1.25%	1.20%
Net investment income(4)	5.36%	3.24%	1.10%	1.52%	3.75%
Portfolio Turnover Rate(5)	79%	70%	90%	150%	119%

(1)
Per share amounts have been calculated using the average shares method.

(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.08%, 0.15%, 0.19%, 0.22% and 0.16% for the year ended February 29, 2024, for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021 and for the year ended February 29, 2020, respectively.

(4)
Reflects fee waivers and/or expense reimbursements.

(5)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Shelter Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:
	Class I
	2024	2023	2022(1)
Net asset value, Beginning of Period	$8.70	$9.56	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.04	0.03	0.01
Net realized and unrealized gain (loss)	1.78	(0.85)	(0.44)
Total Income (Loss) from Operations	1.82	(0.82)	(0.43)
Less Distributions From:
Net investment income	(0.04)	(0.02)	(0.01)
Net realized gain	—	(0.02)	—
Total Distributions	(0.04)	(0.04)	(0.01)
Net Asset Value, End of Period	$10.48	$8.70	$9.56
Total Return(3)	20.91%	(8.56)%	(4.33)(4)
Net Assets, End of Period (millions)	$98	$99	$123
Ratios to Average Net Assets:
Gross expenses	1.31%	1.40%	1.40%(5)
Net expenses(6)	1.19%	1.29%	1.27%(5)
Net investment income(6)	0.47%	0.33%	0.27%(5)
Portfolio Turnover Rate(7)	5%	5%	2%(4)

(1)
For the period from Class inception (October 26, 2021) through the period ended February 28, 2022.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not Annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (concluded)
Destinations Shelter Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:
	Class Z
	2024	2023	2022(1)
Net asset value, Beginning of Period	$8.60	$9.44	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.06	0.04	0.01
Net realized and unrealized gain (loss)	1.74	(0.83)	(0.56)
Total Income (Loss) from Operations	1.80	(0.79)	(0.55)
Less Distributions From:
Net investment income	(0.05)	(0.03)	(0.01)
Net realized gain	—	(0.02)	—
Total Distributions	(0.05)	(0.05)	(0.01)
Net Asset Value, End of Period	$10.35	$8.60	$9.44
Total Return(3)	20.95%	(8.33)%	(5.51)(4)
Net Assets, End of Period (millions)	$2	$2	$2
Ratios to Average Net Assets:
Gross expenses	1.15%	1.25%	1.22%(5)
Net expenses(6)	1.04%	1.14%	1.04%(5)
Net investment income(6)	0.63%	0.48%	0.30%(5)
Portfolio Turnover Rate(7)	5%	5%	2%(4)

(1)
For the period from Class inception (December 2, 2021) through the period ended February 28, 2022.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not Annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Notes to Financial Statements
February 29, 2024

1. Organization
Brinker Capital Destinations Trust (“Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund, Destinations Multi Strategy Alternatives Fund and Destinations Shelter Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund currently offers two classes of shares designated as Class I and Class Z shares.
Orion Portfolio Solutions LLC serves as the investment adviser to the Funds and conducts business as Brinker Capital Investments (“Brinker Capital” or the “Adviser”). The Funds employ a multimanager strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them.
2. Accounting Policies
The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.
Each class of shares represents an interest in the same portfolio of investments of each fund and has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
3. Investment valuation
Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the bid price. For equity securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).
Futures contracts are valued at the last posted settlement price in the market where such contracts are principally traded. Foreign currency forward contracts are valued at the current Business Day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.
Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the bid price. Investments in registered open-end management investment companies are valued at the last reported net asset value per share.
Securities pledged by the Funds as collateral, if any, are identified as such in the Schedules of Investments.
Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events.

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. Pursuant to the requirements of the 1940 Act and Rule 2a-5, the Board designated a committee of persons at the investment adviser as the “Valuation Designee” to perform fair value determinations and approved revised policies and procedures for the Trust. The Valuation Designee is subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Valuation Designee’s fair value determinations. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Adviser in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).
Each business day, the Funds use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.
The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:
Level 1 — unadjusted quoted prices in active markets for identical securities.
Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Investments in registered open-end investment management companies are valued based upon the NAVs of such investments on the valuation date and are categorized as Level 1 of the fair value hierarchy.
Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Centrally cleared swaps listed or traded on the multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.
The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund
Investments, at value
Common Stocks:
Basic Materials	$79,559,703	$79,559,703	$—	$—
Communications	499,037,040	499,037,040	—	—
Consumer Cyclical	492,203,509	492,203,509	—	—
Consumer Non-cyclical	847,398,595	847,398,595	—	—
Energy	167,795,129	167,795,129	—	—
Financial	690,281,656	688,947,547	—	1,334,109
Industrial	313,679,919	313,679,919	—	—
Technology	986,823,343	983,101,034	—	3,722,309
Utilities	50,576,961	50,576,961	—	—
Exchange Traded Funds (ETFs)	33,597,987	33,597,987	—	—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund (continued)
Investments, at value (continued)
Preferred Stocks:
Consumer Cyclical	$1,076,887	$—	$—	$1,076,887
Industrial	3,038,481	—	—	3,038,481
Technology	3,707,779	—	—	3,707,779
Short-Term Investments:
Time Deposits	52,643,448	—	52,643,448	—
Money Market Fund	13,766,400	13,766,400	—	—
Total Investments, at value	$4,235,186,837	$4,169,663,824	$52,643,448	$12,879,565
Other Financial Instruments – Assets
Futures Contracts	$190,138	$190,138	$—	$—
Total Other Financial Instruments – Assets	$190,138	$190,138	$—	$—
Destinations Small-Mid Cap Equity Fund
Investments, at value
Common Stocks	$804,803,275	$804,803,136	$—	$139
Exchange Traded Funds (ETFs)	24,306,619	24,306,619	—	—
REIT	37,635	37,635	—	—
Limited Partnership	25,875	25,875	—	—
Closed-end fund	3,570	3,570	—	—
Short-Term Investments:
Time Deposits	21,150,982	—	21,150,982	—
Money Market Fund	5,112,972	5,112,972	—	—
Total Investments, at value	$855,440,928	$834,289,807	$21,150,982	$139
Other Financial Instruments – Assets
Futures Contracts	$39,730	$39,730	$—	$—
Total Other Financial Instruments – Assets	$39,730	$39,730	$—	$—
Destinations International Equity Fund
Investments, at value
Common Stocks:
Argentina	$2,512,531	$2,512,531	$—	$—
Australia	42,192,047	—	42,192,047	—
Austria	2,438,444	—	2,438,444	—
Belgium	3,991,090	—	3,991,090	—
Bermuda	3,763,847	—	3,763,847	—
Brazil	45,066,151	12,109,342	32,956,809	—
Cambodia	19,318	—	19,318	—
Canada	119,104,777	19,395,823	99,708,954	—
Chile	117,573	—	117,573	—
China	69,041,629	23,807,930	45,233,699	—
Denmark	26,188,789	7,227,760	18,961,029	—
Finland	26,405,952	—	26,405,952	—
France	174,404,912	—	174,404,912	—
Germany	171,769,234	—	171,769,234	—
Greece	1,435,330	—	1,435,330	—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund (continued)
Investments, at value (continued)
Common Stocks: (continued)
Hong Kong	$63,359,073	$—	$63,359,073	$—
India	155,740,160	11,192,275	144,547,885	—
Indonesia	15,704,106	—	15,704,106	—
Ireland	39,565,614	14,750,837	24,814,777	—
Israel	5,823,839	2,350,989	3,472,850	—
Italy	46,307,734	1,694,507	44,613,227	—
Japan	376,592,814	—	376,592,814	—
Jersey, Channel Islands	3,167,524	—	3,167,524	—
Jordan	49,614	—	49,614	—
Lithuania	2,477,001	—	2,477,001	—
Luxembourg	457,515	—	457,515	—
Macau	149,931	—	149,931	—
Malaysia	1,209,862	—	1,209,862	—
Mexico	7,449,384	—	7,449,384	—
Netherlands	97,412,248	6,851,153	90,561,095	—
New Zealand	868,270	—	868,270	—
Norway	21,567,375	898,630	20,668,745	—
Peru	2,047,142	2,047,142	—	—
Philippines	6,380,587	—	6,380,587	—
Poland	7,521,657	—	7,521,657	—
Portugal	8,354,898	—	8,354,898	—
Russia	731	—	—	731
Saudi Arabia	3,416,119	—	3,416,119	—
Singapore	23,516,593	2,217,024	21,299,569	—
South Africa	10,554,063	904,063	9,650,000	—
South Korea	82,852,982	—	82,852,982	—
Spain	27,840,928	—	27,840,928	—
Sweden	80,120,949	—	80,120,949	—
Switzerland	110,427,927	—	110,427,927	—
Taiwan	82,700,599	22,951,125	59,749,474	—
Thailand	4,793,980	—	4,793,980	—
Turkey	8,413,908	—	8,413,908	—
United Arab Emirates	396,184	—	396,184	—
United Kingdom	225,152,999	8,724,846	216,146,664	281,489
United States	42,916,297	42,251,404	55,644	609,249
Uruguay	15,101,110	—	15,101,110	—
Exchange Traded Funds (ETFs)	115,502,905	115,502,905	—	—
Preferred Stocks	13,917,751	—	13,883,666	34,085
Warrants:
Canada	—*	—	—*	—
United States	421	421	—	—
Right	1,200	—	—	1,200

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund (continued)
Investments, at value (continued)
Short-Term Investments:
Time Deposits	$35,439,242	$—	$35,439,242	$—
U.S. Government Agency	2,009,000	—	2,009,000	—
Money Market Fund	23,104,558	23,104,558	—	—
Total Investments, at value	$2,458,838,418	$320,495,265	$2,137,416,399	$926,754
Other Financial Instruments – Asset
Futures Contracts	$39,035	$39,035	$—	$—
Total Other Financial Instruments – Assets	$39,035	$39,035	$—	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(46,262)	$—	$(46,262)	$—
OTC Total Return Swaps	(260,392)	—	(260,392)	—
Total Other Financial Instruments – Liabilities	$(306,654)	$—	$(306,654)	$—
Destinations Equity Income Fund
Investments, at value
Corporate Bond & Note	$1,260,350	$—	$1,260,350	$—
Common Stocks:
Basic Materials	23,372,434	14,144,067	9,228,367	—
Communications	35,257,751	22,926,792	12,330,959	—
Consumer Cyclical	30,639,264	24,696,835	5,942,429	—
Consumer Non-cyclical	107,422,089	78,370,155	29,051,934	—
Energy	42,344,198	21,998,670	20,345,528	—
Financial	103,751,463	71,474,651	32,276,812	—
Industrial	54,891,708	35,765,316	19,126,392	—
Technology	33,375,267	27,818,859	5,556,408	—
Utilities	56,737,091	45,961,210	10,775,881	—
Exchange Traded Funds (ETFs)	78,537,387	78,537,387	—	—
Short-Term Investments:
Time Deposits	12,387,888	—	12,387,888	—
Money Market Fund	1,974,600	1,974,600	—	—
Total Investments, at value	$581,951,490	$423,668,542	$158,282,948	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(16,787)	$(16,787)	$—	$—
Total Other Financial Instruments – Liabilities	$(16,787)	$(16,787)	$—	$—
Destinations Core Fixed Income Fund
Investments, at value
Mortgage-Backed Securities	$507,871,791	$—	$507,871,791	$—
U.S. Government Obligations	421,385,424	—	421,385,424	—
Collateralized Mortgage Obligations	418,763,909	—	418,763,909	—
Corporate Bonds & Notes:
Basic Materials	9,866,943	—	9,866,943	—
Communications	39,496,769	—	39,496,769	—
Consumer Cyclical	25,396,306	—	25,396,306	—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Core Fixed Income Fund (continued)
Investments, at value (continued)
Consumer Non-cyclical	$34,493,892	$—	$34,493,892	$—
Energy	45,256,211	—	45,256,211	—
Financial	173,684,087	—	173,684,087	—
Industrial	17,295,999	—	17,295,999	—
Technology	8,110,910	—	8,110,910	—
Utilities	56,053,810	—	56,053,810	—
Asset-Backed Securities	204,437,409	—	204,437,409	—
Senior Loans	11,528,091	—	11,528,091	—
Sovereign Bonds	10,847,062	—	10,847,062	—
Municipal Bonds	2,697,010	—	2,697,010	—
Exchange Traded Funds (ETFs)	82,699,120	82,699,120	—	—
Common Stocks:
Communications	27,556	27,556	—	—
Industrial	14,779	14,779	—	—
Short-Term Investments:
Time Deposits	51,197,384	—	51,197,384	—
Total Investments, at value	$2,121,124,462	$82,741,455	$2,038,383,007	$—
Other Financial Instruments – Assets
Futures Contracts	$19,902	$19,902	$—	$—
Centrally Cleared Interest Rate Swap	712,012	—	712,012	—
Total Other Financial Instruments – Assets	$731,914	$19,902	$712,012	$—
Other Financial Instruments – Liabilities
Futures Contracts	$(122,358)	$(122,358)	$—	$—
Forward Sale Commitments	(31,182,992)	—	(31,182,992)	—
Total Other Financial Instruments – Liabilities	$(31,305,350)	$(122,358)	$(31,182,992)	$—
Destinations Low Duration Fixed Income Fund
Investments, at value
Corporate Bonds & Notes:
Basic Materials	$11,822,379	$—	$11,822,379	$—
Communications	26,128,111	—	26,128,111	—
Consumer Cyclical	7,741,442	—	7,741,442	—
Consumer Non-cyclical	36,376,684	—	29,154,234	7,222,450
Diversified	2,727,709	—	2,727,709	—
Energy	14,055,218	—	14,055,218	—
Financial	20,021,435	—	20,021,435	—
Healthcare	5,466,400	—	—	5,466,400
Industrial	15,334,490	—	15,334,490	—
Technology	8,195,048	—	8,165,585	29,463
Utilities	2,951,467	—	2,951,467	—
Asset-Backed Securities	45,827,712	—	45,827,712	—
Collateralized Mortgage Obligations	37,791,327	—	37,791,327	—
U.S. Government Agencies & Obligations	29,996,613	—	29,996,613	—
Senior Loans	21,402,184	—	18,506,857	2,895,327
Mortgage-Backed Securities	2,390,772	—	2,390,772	—
Sovereign Bonds	976,162	—	976,162	—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Low Duration Fixed Income Fund (continued)
Investments, at value (continued)
Exchange Traded Fund (ETF)	$74,771,696	$74,771,696	$—	$—
Preferred Stocks	5,192,521	5,192,521	—	—
Common Stocks:
Consumer Non-cyclical	63,075	63,075	—	—
Diversified	4,332,637	4,332,637	—	—*
Financial	617,841	—	—	617,841
Warrants:
Basic Materials	—*	—	—	—*
Diversified	1,101	1,101	—	—
Short-Term Investments:
Commercial Papers	1,729,445	—	1,729,445	—
Corporate Note	1,468,461	—	—	1,468,461
Time Deposits	29,214,921	—	29,214,921	—
U.S. Government Obligations	14,969,067	—	14,969,067	—
Money Market Fund	722,785	722,785	—	—
Total Investments, at value	$422,288,703	$85,083,815	$319,504,946	$17,699,942**
Other Financial Instruments – Liabilities
Forward Foreign Currency Contracts	$(76,917)	$(76,917)	$—	$—
Total Other Financial Instruments – Liabilities	$(76,917)	$(76,917)	$—	$—
Destinations Global Fixed Income Opportunities Fund
Investments, at value
Corporate Bonds & Notes
Australia	$10,047,422	$—	$10,047,422	$—
Bermuda	6,219,815	—	6,219,815	—
Brazil	10,961,979	—	10,961,979	—
British Virgin Islands	946,847	—	946,847	—
Canada	23,684,646	—	23,684,646	—
Cayman Islands	5,150,382	—	5,150,382	—
Chile	20,014,160	—	20,014,160	—
Colombia	19,262,772	—	19,262,772	—
France	4,557,697	—	4,557,697	—
Germany	13,218,415	—	13,218,415	—
Guatemala	6,151,748	—	6,151,748	—
India	15,439,541	—	15,439,541	—
Indonesia	21,011,022	—	21,011,022	—
Isle of Man	177,815	—	177,815	—
Italy	9,044,827	—	9,044,827	—
Jersey, Channel Islands	5,899,936	—	5,899,936	—
Luxembourg	33,610,623	—	33,610,623	—
Malaysia	2,840,725	—	2,840,725	—
Mauritius	4,386,822	—	4,386,822	—
Mexico	38,130,641	—	38,130,641	—
Netherlands	32,273,855	—	32,273,855	—
Norway	13,408,646	—	13,408,646	—
Panama	3,538,029	—	3,538,029	—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Global Fixed Income Opportunities Fund (continued)
Investments, at value (continued)
Corporate Bonds & Notes (continued)
Paraguay	$1,041,000	$—	$1,041,000	$—
Peru	27,457,532	—	27,457,532	—
Portugal	—*	—	—	—*
Singapore	23,921,312	—	23,921,312	—
South Korea	7,738,912	—	7,738,912	—
Spain	9,585,664	—	9,585,664	—
Sweden	12,603,459	—	12,603,459	—
Switzerland	2,036,252	—	2,036,252	—
United Kingdom	10,487,564	—	10,460,780	26,784
United States	175,393,334	—	165,307,155	10,086,179
Senior Loans	72,039,393	—	71,879,783	159,610
Sovereign Bonds	5,298,673	—	5,298,673	—
Collateralized Mortgage Obligations	871,436	—	871,436	—
Exchange Traded Fund (ETF)	93,850,250	93,850,250	—	—
Preferred Stocks:
Bermuda	2,051,601	2,051,601	—	—
United Kingdom	36,576	36,576	—	—
United States	23,592,831	21,909,544	1,192,103	491,184
Common Stocks:
United States	7,749,977	3,952,700	—	3,797,277
Equity Linked Notes	97,338	—	—	97,338
Warrants:
Bermuda	—*	—	—	—*
Brazil	—*	—	—	—*
Canada	—*	—	—	—*
Israel	—*	—	—	—*
United States	107,716	107,716	—	—
Short-Term Investments:
Commercial Papers	8,836,543	—	8,836,543	—
Corporate Note	2,165,123	—	—	2,165,123
Time Deposits	47,501,142	—	47,501,142	—
Money Market Fund	392,687	392,687	—	—
Total Investments, at value	$834,834,680	$122,301,074	$695,710,111	$16,823,495**
Other Financial Instruments – Asset
Forward Foreign Currency Contracts	$93,421	$—	$93,421	$—
Total Other Financial Instruments – Assets	$93,421	$—	$93,421	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(122,601)	$(122,601)	$—	$—
Forward Foreign Currency Contract	(177,078)	—	(177,078)	—
Short Sales:
Corporate Bonds & Notes	(9,106,827)	—	(9,106,827)	—
Total Other Financial Instruments – Liabilities	$(9,406,506)	$(122,601)	$(9,283,905)	$—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Municipal Fixed Income Fund
Investments, at value
Municipal Bonds	$770,618,491	$—	$770,618,491	$—
Exchange Traded Fund (ETF)	36,482,041	36,482,041	—	—
Short-Term Investments:
Municipal Bond	8,655,412	—	8,655,412	—
Time Deposits	37,508,218	—	37,508,218	—
Money Market Fund	35,528,240	35,528,240	—	—
Total Investments, at value	$888,792,402	$72,010,281	$816,782,121	$—
Other Financial Instruments – Liabilities
Futures Contract	$(8,085)	$(8,085)	$—	$—
Total Other Financial Instruments – Liabilities	$(8,085)	$(8,085)	$—	$—
Destinations Multi Strategy Alternatives Fund
Investments, at value
Asset-Backed Securities	$148,569,946	$—	$148,569,946	$—
Collateralized Mortgage Obligations	133,416,867	—	133,416,867	—
Corporate Bonds & Notes	113,145,413	—	113,145,413	—
Senior Loan	8,049,067	—	8,049,067	—
Common Stocks:
Communications	5,633,927	5,633,927	—	—
Consumer Cyclical	24,533,492	24,533,492	—	—
Consumer Non-cyclical	51,851,415	51,851,415	—	—
Diversified	6,183,714	6,183,714	—	—
Financial	14,771,933	14,771,933	—	—
Industrial	6,564,896	6,564,896	—	—
Open-End Funds	180,437,358	180,437,358	—	—
Preferred Stock	7,921,059	7,921,059	—	—
Warrants	255,672	255,672	—	—
Short-Term Investments:
Time Deposits	86,576,245	—	86,576,245	—
Money Market Fund	1,027,244	1,027,244	—	—
Total Investments, at value	$788,938,248	$299,180,710	$489,757,538	$—
Other Financial Instruments – Assets
OTC Total Return Swaps	$187,204	$—	$187,204	$—
OTC Credit Default Swaps	13,811,390	—	13,811,390	—
Total Other Financial Instruments – Assets	$13,998,594	$—	$13,998,594	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(17,280)	$(17,280)	$—	$—
OTC Total Return Swaps	(156,122)	—	(156,122)	—
Short Sales:
Exchange Traded Funds (ETFs)	(28,441,999)	(28,441,999)	—	—
Common Stock	(707,053)	(707,053)	—	—
Total Other Financial Instruments – Liabilities	$(29,322,454)	$(29,166,332)	$(156,122)	$—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 29, 2024	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Shelter Fund
Investments, at value
Common Stocks	$99,064,307	$99,064,307	$—	$—
Purchased Option	342,485	342,485	—	—
Short-Term Investments:
Time Deposits	1,879,059	—	1,879,059	—
Total Investments, at value	$101,285,851	$99,406,792	$1,879,059	$—
Other Financial Instruments – Liabilities
Options Contracts Written	$(932,568)	$(932,568)	$—	$—
Total Other Financial Instruments – Liabilities	$(932,568)	$(932,568)	$—	$—

*
Includes securities that are fair valued by the Board at $0.

**
The following table summarizes the valuation technique used and unobservable input approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments.

	Fair Value at February 29, 2024	Valuation Technique	Unobservable Input	Range	Weighted Average
Destinations Low Duration Fixed Income Fund
Senior Loans	$2,895,327	Prior Transaction Analysis	Transaction Price	99.5	99.5
Common Stock	$617,841	Prior Transaction Analysis	Transaction Price	0.17 – 2.25	2.24
Corporate Bond	$14,186,774	Prior Transaction Analysis	Transaction Price	65.00 – 100.00	86.87
Total	$17,699,942
Destinations Global Fixed Income Opportunities Fund
Senior Loans	$159,610	Prior Transaction Analysis	Transaction Price	16.05	16.05
Preferred Stock	$491,184	Prior Transaction Analysis	Transaction Price	2.4	2.40
Common Stock	$1,088,247	Prior Transaction Analysis	Transaction Price	0.17 – 170.00	154.78
Common Stock	$2,806,368	Market Comparables	Enterprise Value/EBITDA multiple	2.86X	2.86X
Corporate Bond	$12,278,087	Prior Transaction Analysis	Transaction Price	57.00 – 100.00	85.90
Total	$16,823,495
The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended February 29, 2024:
	Total	Common Stocks	Corporate Bonds & Notes	Preferred Stocks	Rights	Senior Loans	Warrants	Short Terms
Destinations Large Cap Equity Fund
Balance as of February 28, 2023	$14,872,011	$4,999,974	$—	$9,872,037	$—	$—	$—	$—
Purchases	1,875,134	1,875,134	—	—	—	—	—	—
(Sales/Paydowns)	(2,186,047)	(1,209,686)	—	(976,361)	—	—	—	—
Total realized gain (loss)	(790,842)	(790,842)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(890,691)	181,838	—	(1,072,529)	—	—	—	—
Transfers In	—	—	—	—	—	—	—	—
Transfers Out	—	—	—	—	—	—	—	—
Balance as of February 29, 2024	$12,879,565	$4,283,528	$—	$7,823,147	$—	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2024	$(1,781,817)	$(543,708)	$—	$(1,238,109)	$—	$—	$—	$—
Destinations Small-Mid Cap Equity Fund
Balance as of February 28, 2023	$—	$—	$—	$—	$—	$—	$—	$—
Purchases	139	139	—	—	—	—	—	—
(Sales/Paydowns)	—	—	—	—	—	—	—	—
Total realized gain (loss)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—	—	—	—	—
Transfers In	—	—	—	—	—	—	—	—
Transfers Out	—	—	—	—	—	—	—	—
Balance as of February 29, 2024	$139	$139	$—	$—	$—	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2024	$139	$139	$—	$—	$—	$—	$—	$—
Destinations International Equity Fund
Balance as of February 28, 2023	$727,361	$709,703	$—	$17,658	$—	$—	$—	$—
Purchases	3,233,919	3,232,719	—	—	1,200	—	—	—
(Sales/Paydowns)	(5,834,213)	(5,834,213)	—	—	—	—	—	—
Total realized gain (loss)	(7,357,811)	(7,357,811)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	10,157,498	10,141,071	—	16,427	—	—	—	—
Transfers In	—	—	—	—	—	—	—	—
Transfers Out	—	—	—	—	—	—	—	—
Balance as of February 29, 2024	$926,754	$891,469	$—	$34,085	$1,200	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2024	$324,423	$306,796	$—	$16,427	$1,200	$—	$—	$—
Destinations Core Fixed Income Fund
Balance as of February 28, 2023	$—	$—	$—	$—	$—	$—	$—	$—
Purchases	3,913	3,913	—	—	—	—	—	—
(Sales/Paydowns)	—	—	—	—	—	—	—	—
Total realized gain (loss)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—	—	—	—	—
Transfers In	—	—	—	—	—	—	—	—
Transfers Out	(3,913)	(3,913)	—	—	—	—	—	—
Balance as of February 29, 2024	$—	$—	$—	$—	$—	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2024	$—	$—	$—	$—	$—	$—	$—	$—

Notes to Financial Statements
February 29, 2024 (continued)

3. Investment valuation (continued)
	Total	Common Stocks	Corporate Bonds & Notes	Preferred Stocks	Rights	Senior Loans	Warrants		Short Terms
Destinations Low Duration Fixed Income Fund
Balance as of February 28, 2023	$15,412,115	$341,066	$15,064,325	$—	$—	$—		$6,724	$—
Purchases	1,513,604	—	44,973	—	—	—		—	1,468,631
(Sales/Paydowns)	(1,734,774)	—	(1,734,774)	—	—	—		—	—
Total realized gain (loss)	4,983	—	4,983	—	—	—		—	—
Change in unrealized appreciation (depreciation)	(391,313)	276,775	(661,194)	—	—	—		(6,724)	(170)
Transfers In	2,895,327	—	—	—	—	2,895,327		—	—
Transfers Out	—	—	—	—	—	—		—	—
Balance as of February 29, 2024	$17,699,942	$617,841	$12,718,313	$—	$—	$2,895,327	$	—*	$1,468,461
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2024	$(358,754)	$341,670	$(700,254)	$—	$—	$—		$—	$(170)
Destinations Global Fixed Income Opportunities Fund
Balance as of February 28, 2023	$15,902,865	$3,915,313	$9,271,370	$—	$—	$2,682,508		$33,674*	$—
Purchases	5,004,305	964,028	1,527,029	429,786	—	84,832		—	1,998,630
(Sales/Paydowns)	(2,209,548)	(165,442)	—	—	—	(2,044,106)		—	—
Total realized gain (loss)	67,838	65,745	—	—	—	2,093		—	—
Accrued discounts/(premiums)	167,083	—	—	—	—	—		—	167,083
Change in unrealized appreciation (depreciation)	(2,109,048)	(885,029)	(685,436)	61,398	—	(565,717)		(33,674)	(590)
Transfers In	—	—	—	—	—	—		—	—
Transfers Out	—	—	—	—	—	—		—	—
Balance as of February 29, 2024	$16,823,495	$3,894,615	$10,112,963	$491,184	$—	$159,610	$	—*	$2,165,123
Change in unrealized appreciation (depreciation) from Investments held as of February 29, 2024	$(1,906,314)	$(719,091)	$(685,436)	$61,398	$—	$(562,595)		$—	$(590)

*
Includes securities that are fair valued at $0.

4. Accounting for Derivative Instruments
Certain Funds use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. All open derivative positions at period end for each Fund are disclosed in the Fund’s Schedule of Investments. The following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:
(a)
Futures Contracts. Certain Funds enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.
(b)
Options Written. Certain Funds write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.
When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c)
Purchased Options. Certain Funds purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.
The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
(d)
Forward Foreign Currency Contracts. Certain Funds enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e)
Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and changes in Net Assets. Details of purchased swaptions contracts held at period end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.
When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.
(f)
Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
i.
Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.
For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.
ii.
Interest Rate Swaps. Certain Funds enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.
iii.
Cross-Currency Swaps. Certain Funds enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

iv.
Total Return Swaps. Certain Funds enter into total return swaps to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swaps are agreements where the total return of a reference asset is paid in exchange for periodic cash flows, either fixed or variable, and typically a floating rate such as LIBOR +/- a basis point spread. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gain or loss from swap contracts on the Statement of Operations.

v.
Variance Swaps. Certain Funds enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at February 29, 2024:
Destinations Large Cap Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$—	$—	$—	$190,138	$190,138
	$—	$—	$—	$190,138	$190,138
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$456,859	$456,859
	$—	$—	$—	$456,859	$456,859
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$167,944	$167,944
	$—	$—	$—	$167,944	$167,944
Destinations Small-Mid Cap Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$—	$—	$—	$39,730	$39,730
	$—	$—	$—	$39,730	$39,730
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$20,325	$20,325
	$—	$—	$—	$20,325	$20,325
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$39,730	$39,730
	$—	$—	$—	$39,730	$39,730

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations International Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$—	$—	$—	$39,035	$39,035
Unrealized appreciation on swap contracts(d)	—	—	—	593,121	593,121
	$—	$—	$—	$632,156	$632,156
Liability derivatives
Options contracts written outstanding(f)	$—	$—	$—	$46,262	$46,262
Unrealized depreciation on swap contracts(d)	—	—	—	853,513	853,513
	$—	$—	$—	$899,775	$899,775
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$12,936	$12,936
Net realized gain (loss) on options contracts written	—	—	—	85,745	85,745
Net realized gain (loss) on swap contracts	—	—	—	1,213,625	1,213,625
	$—	$—	$—	$1,312,306	$1,312,306
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$39,035	39,035
Net change in unrealized appreciation (depreciation) on options contracts written	—	—	—	(12,413)	(12,413)
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	—	(260,392)	(260,392)
	$—	$—	$—	$(233,770)	$(233,770)
Destinations Equity Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Options contracts written outstanding(f)	$—	$—	$—	$16,787	$16,787
	$—	$—	$—	$16,787	$16,787

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on options contracts written	$—	$—	$—	$177,642	$177,642
	$—	$—	$—	$177,642	$177,642
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$7,009	$7,009
	$—	$—	$—	$7,009	$7,009
Destinations Core Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$19,902	$—	$—	$—	$19,902
Unrealized appreciation on swap contracts(d)	712,012	—	—	—	712,012
	$731,914	$—	$—	$—	$731,914
Liability derivatives
Unrealized depreciation on open futures contracts(a)	$122,358	$—	$—	$—	$122,358
	$122,358	$—	$—	$—	$122,358
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$2,664,469	$—	$—	$—	$2,664,469
Net realized gain (loss) on swap contracts	(43,030)	—	151,175	—	108,145
	$2,621,439	$—	$151,175	$—	$2,772,614
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$(210,112)	$—	$—	$—	$(210,112)
Net change in unrealized appreciation (depreciation) on swap contracts	349,238	—	2,016	—	351,254
	$139,126	$—	$2,016	$—	$141,142

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Low Duration Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liabilities derivatives
Unrealized depreciation on forward currency contracts(g)	$—	$76,917	$—	$—	$76,917
	$—	$76,917	$—	$—	$76,917
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(h)
Net realized gain (loss) on forward currency contracts	$—	$(810,493)	$—	$—	$(810,493)
	$—	$(810,493)	$—	$—	$(810,493)
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on forward currency contracts	$—	$(650,125)	$—	$—	$(650,125)
	$—	$(650,125)	$—	$—	$(650,125)
Destinations Global Fixed Income Opportunities Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward currency contracts(h)	$—	$93,421	$—	$—	$93,421
	$—	$93,421	$—	$—	$93,421
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$122,601	$122,601
Unrealized depreciation on forward currency contracts(g)	—	177,078	—	—	177,078
	$—	$177,078	$—	$122,601	$299,679
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on purchased options	$—	$—	$—	$23,531	$23,531
Net realized gain (loss) on options contracts written	—	—	—	582,600	582,600
Net realized gain (loss) on forward currency contracts	—	(355,685)	—	—	(355,685)
	$—	$(355,685)	$—	$606,131	$250,446

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$(108,555)	$(108,555)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(503,227)	—	—	(503,227)
	$—	$(503,227)	$—	$(108,555)	$(611,782)

Destinations Municipal Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts(a)	$8,085	$—	$—	$—	$8,085
	$8,085	$—	$—	$—	$8,085
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$76,626	$—	$—	$—	$76,626
	$76,626	$—	$—	$—	$76,626
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$(8,085)	$—	$—	$—	$(8,085)
	$(8,085)	$—	$—	$—	$(8,085)
Destinations Multi Strategy Alternatives Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on swap contract(d)	$—	$—	$13,811,390	$187,204	$13,998,594
	$—	$—	$13,811,390	$187,204	$13,998,594
Liability derivatives
Options contracts written outstanding(f)	$—	$—	$—	$17,280	$17,280
Unrealized depreciation on swap contracts(e)	—	—	—	156,122	156,122
	$—	$—	$—	$173,402	$173,402

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on swap contracts	$—	$—	$5,357,500	$608,683	$5,966,183
Net realized gain (loss) on purchased options	—	—	—	(606,144)	(606,144)
Net realized gain (loss) on option contracts written	—	—	—	179,323	179,323
	$—	$—	$5,357,500	$181,862	$5,539,362
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on options contracts written	$—	$—	$—	$116,046	$116,046
Net change in unrealized appreciation (depreciation) on swap contracts	—	—	8,440,124	470,899	8,911,023
	$—	$—	$8,440,124	$586,945	$9,027,069
Destinations Shelter Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased option contracts(i)	$—	$—	$—	$342,485	$342,485
	$—	$—	$—	$342,485	$342,485
Liability derivatives
Options contracts written outstanding(d)	$—	$—	$—	$932,568	$932,568
	$—	$—	$—	$932,568	$932,568
Effect of Derivative Instruments on the Statements of Operations of February 29, 2024
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on purchased options	$—	$—	$—	$(4,398,945)	$(4,398,945)
Net realized gain (loss) on options contracts written	—	—	—	(2,568,059)	(2,568,059)
	$—	$—	$—	$(6,967,004)	$(6,967,004)
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on purchased option contracts	$—	$—	$—	$79,405	$79,405
Net change in unrealized appreciation (depreciation) on option contracts written	—	—	—	(889,446)	(889,446)
	$—	$—	$—	$(810,041)	$(810,041)

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)

(a)
Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table.

(b)
Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written and swaptions contracts written swap contracts.

(c)
Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written, swaptions contracts written and swap contracts.

(d)
Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

(e)
Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

(f)
Statements of Assets and Liabilities location: Options contracts written, at value, swaptions contracts written, at value.

(g)
Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.

(h)
Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.

(i)
Statements of Assets and Liabilities location: Investments, at value.

The average notional amounts of futures contracts, swaps contracts, forward foreign currency contracts, and the average market value of purchased options and options contracts written during the year ended February 29, 2024 were as follows:
Destinations Large Cap Equity Fund
Average notional amounts
Futures contracts	$2,624,034(a)
Destinations Small-Mid Cap Equity Fund
Average notional amounts
Futures contracts	$448,995(b)
Destinations International Equity Fund
Average notional amounts
Option contracts written	$15,440(c)
Futures contracts	817,164(b)
Swap contracts	3,903,615(d)
Destinations Equity Income Fund
Average notional amounts
Option contracts written	$22,404(c)
Destinations Core Fixed Income Fund
Average notional amounts
Futures contracts	$196,502,888
Swap contracts	16,687,880
Destinations Low Duration Fixed Income Fund
Average notional amounts
Forward foreign currency contracts	$34,148,014

Notes to Financial Statements
February 29, 2024 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Global Fixed Income Opportunities Fund
Average notional amounts
Option contracts purchased	$51,922(e)
Option contracts written	176,341
Forward foreign currency contracts	44,252,477
Destinations Municipal Fixed Income Fund
Average notional amounts
Futures contracts	$720,899(f)
Destinations Multi Strategy Alternatives Fund
Average notional amounts
Swap contracts	$156,083,796
Option contracts purchased	529,269(b)
Option contracts written	115,547(g)
Destinations Shelter Fund
Average notional amounts
Option contracts purchased	$670,287
Option contracts written.	1,046,272

(a)
Positions were open for twelve months during the year.

(b)
Positions were open for four months during the year.

(c)
Positions were open for eleven months during the year.

(d)
Positions were open for eight months during the year.

(e)
Positions were open for three months during the year.

(f)
Positions were open for ten months during the year.

(g)
Positions were open for five months during the year.

5. Accounting for Other Instruments
(a)
Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(b)
Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(c)
Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash,

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 5(o).
The following table presents securities on loan that are subject to enforceable netting arrangements as of February 29, 2024.
Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Asset Amount Presented in Statements of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)(c)	Net Amount (Not Less than $0)
Destinations Large Cap Equity Fund	$13,583,326	$—	$(13,583,326)	$—
Destinations Small-Mid Cap Equity Fund	4,943,529	—	(4,943,529)	—
Destinations International Equity Fund	22,152,142	—	(22,152,142)	—
Destinations Equity Income Fund	1,913,168	—	(1,913,168)	—
Destinations Low Duration Fixed Income Fund	709,003	—	(709,003)	—
Destinations Global Fixed Income Opportunities Fund	349,920	—	(349,920)	—
Destinations Municipal Fixed Income Fund	34,847,912	—	(34,847,912)	—
Destinations Multi Strategy Alternatives Fund	986,635	—	(986,635)	—

(a)
Represents market value of securities on loan at period end.

(b)
The Funds received cash collateral of  $13,766,400, $5,112,972, $23,104,558, $1,974,600, $722,785, $392,687, $35,528,240 and $1,027,244, respectively, which was subsequently invested in Federated Government Obligations Fund as reported in the Schedules of Investments.

(c)
The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.
The table below represents the disaggregation at February 29, 2024 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
	Remaining Contractual Maturity of the Agreements As of February 29, 2024
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Large Cap Equity Fund Securities Lending Transactions
Common Stocks	$13,766,400	$—	$—	$—	$13,766,400
Total Borrowings	$13,766,400	$—	$—	$—	$13,766,400
Gross amount of recognized liabilities for securities lending transactions					$13,766,400
Destinations Small-Mid Cap Equity Fund Securities Lending Transactions
Common Stocks	$5,112,972	$—	$—	$—	$5,112,972
Total Borrowings	$5,112,972	$—	$—	$—	$5,112,972
Gross amount of recognized liabilities for securities lending transactions					$5,112,972
Destinations International Equity Fund Securities Lending Transactions
Common Stocks	$23,104,558	$—	$—	$—	$23,104,558
Total Borrowings	$23,104,558	$—	$—	$—	$23,104,558
Gross amount of recognized liabilities for securities lending transactions					$23,104,558
Destinations Equity Income Fund Securities Lending Transactions
Common Stocks	$1,974,600	$—	$—	$—	$1,974,600
Total Borrowings	$1,974,600	$—	$—	$—	$1,974,600
Gross amount of recognized liabilities for securities lending transactions					$1,974,600
Destinations Low Duration Fixed Income Fund Securities Lending Transactions
Common Stocks	$722,785	$—	$—	$—	$722,785
Total Borrowings	$722,785	$—	$—	$—	$722,785
Gross amount of recognized liabilities for securities lending transactions					$722,785
Destinations Global Fixed Income Opportunities Fund Securities Lending Transactions
Common Stocks	$392,687	$—	$—	$—	$392,687
Total Borrowings	$392,687	$—	$—	$—	$392,687
Gross amount of recognized liabilities for securities lending transactions					$392,687
Destinations Municipal Fixed Income Fund Securities Lending Transactions
Common Stocks	$35,528,240	$—	$—	$—	$35,528,240
Total Borrowings	$35,528,240	$—	$—	$—	$35,528,240
Gross amount of recognized liabilities for securities lending transactions					$35,528,240
Destinations Multi Strategy Alternatives Fund Securities Lending Transactions
Common Stocks	$1,027,144	$—	$—	$—	$1,027,144

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
	Remaining Contractual Maturity of the Agreements As of February 29, 2024
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Warrants	100	—	—	—	100
Total Borrowings	$1,027,244	$—	$—	$—	$1,027,244
Gross amount of recognized liabilities for securities lending transactions					$1,027,244

(d)
To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.
(e)
Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.
(f)
Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions.

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(g)
Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(h)
Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.

(i)
Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j)
Distributions to Shareholders. The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income, Destinations Multi Strategy Alternatives and Destinations Shelter Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

(k)
All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

(l)
Taxes. The Trust’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Trust may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Trust has reviewed the tax positions for the open tax years as of February 29, 2024 and has determined that no provision for income tax and/or uncertain tax positions is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.
(m)
Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

(n)
Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board.

(o)
Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(p)
Senior Floating-Rate Loans. Certain Funds may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
In connection with bank loan interests, Funds may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund these commitments at borrower’s discretion. In connection with these commitments, Funds earn a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. Funds have sufficient cash/securities to cover commitments.
As of February 29, 2024, the Funds had no wholly or partially unfunded loans positions.
(q)
Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at February 29, 2024 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 3).
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of February 29, 2024.
	Assets	Liabilities
Derivative Instruments(a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Destinations International Equity Fund:
Options contracts	$—	$46,016
Swap contracts	$593,121	$853,513
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$593,121	$899,529
Destinations Low Duration Fixed Income Fund
Forward foreign currency contracts	$—	$76,917
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$76,917
Destinations Global Fixed Income Opportunities Fund:
Forward foreign currency contracts	$93,421	$177,078
Options contracts	$—	$18,348
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$93,421	$195,426
Destinations Multi Strategy Alternatives Fund:
Swap contracts	$13,998,594	$156,122
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$13,998,594	$156,122
The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of February 29, 2024.
Counterparty	Gross amounts of Recognized Assets and presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations International Equity Fund
Over-the-counter
Morgan Stanley Capital Services LLC	$593,121	$(593,121)	$—	$—
Total Over-the-counter derivative instruments	$593,121	$(593,121)	$—	$—

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(d)	Other Cash Collateral(b)	Net Amount(e)
Destinations International Equity Fund
Over-the-counter
JPMorgan Chase & Co.	$46,016	$—	$—	$46,016
Morgan Stanley Capital Services LLC	$853,513	$(593,121)	$—	$260,392
Total Over-the-counter derivative instruments	$899,529	$(593,121)	$—	$306,408
Counterparty	Gross amounts of Recognized Liabilities and presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(d)	Other Cash Collateral(b)	Net Amount(e)
Destinations Low Duration Fixed Income Fund
Over-the-counter
Brown Brothers Harriman & Co.	$76,917	$—	$—	$76,917
Total Over-the-counter derivative instruments	$76,917	$—	$—	$76,917
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$93,421	$(93,421)	$—	$—
Total Over-the-counter derivative instruments	$93,421	$(93,421)	$—	$—
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(d)	Other Cash Collateral(b)	Net Amount(e)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$177,078	$(93,421)	$—	$83,657
Raymond James & Associates	$18,348	$—	$—	$18,348
Total Over-the-counter derivative instruments	$195,426	$(93,421)	$—	$102,005

Notes to Financial Statements
February 29, 2024 (continued)

5. Accounting for Other Instruments (continued)
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(b)	Net Amount(c)
Destinations Multi Strategy Alternatives Fund:
Over-the-counter
Goldman Sachs & Co	$7,931,844	$(156,122)	$—	$7,775,722
Morgan Stanley Capital Services LLC	$6,066,750	$—	$—	$6,066,750
Total Over-the-counter derivative instruments	$13,998,594	$(156,122)	$—	$13,842,472
Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(d)	Other Cash Collateral(b)	Net Amount(e)
Destinations Multi Strategy Alternatives Fund:
Over-the-counter
Goldman Sachs & Co	$156,122	$(156,122)	$—	$—
Total Over-the-counter derivative instruments	$156,122	$(156,122)	$—	$—

(a)
Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)
In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(c)
Net amount represents the net amount receivable from the counterparty in the event of default.

(d)
Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(e)
Net amount represents the net amount payable to the counterparty in the event of default.

6. Significant Risks and Uncertainties
(a)
Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(b)
Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments. Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. In addition, the recent large-scale invasion of Ukraine by Russia and resulting responses, including economic sanctions by the U.S. and other

Notes to Financial Statements
February 29, 2024 (continued)

6. Significant Risks and Uncertainties (continued)
countries against certain Russian individuals and companies could negatively impact the Funds’ performance and cause losses on your investment in the Funds.
(c)
Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(d)
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(e)
Global Health Event Risks. Consumer, corporate and financial confidence may be adversely affected by current or future tensions around the world, fear of terrorist activity and/or military conflicts, localized or global financial crises or other sources of political, social or economic unrest. Such erosion of confidence may lead to or extend a localized or global economic downturn. Furthermore, such confidence may be adversely affected by local, regional or global health crises, including, but not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19. Such health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections.

7. Investment Management Agreement
Brinker Capital Investments, LLC serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and Brinker Capital. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”). Under the Advisory Agreement, each Fund pays Brinker Capital an investment advisory fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. Brinker Capital pays each Sub-adviser a sub-advisory fee from its investment advisory fees.
The maximum allowable annual management fee represents the total amount that could be charged to each Fund. The aggregate subadvisory fee expected to be paid by Brinker Capital to the Sub-advisers and the maximum fee expected to be retained by Brinker Capital for the Trust’s current fiscal year are indicated below:
Fund	Sub-advisory Fee	Brinker Capital Investments, LLC Fee	Maximum Allowable Annual Management Fee
Destinations Large Cap Equity Fund	0.20%	0.39%	0.75%
Destinations Small-Mid Cap Equity Fund	0.48%	0.39%	0.90%
Destinations International Equity Fund	0.41%	0.39%	1.00%
Destinations Equity Income Fund	0.31%	0.39%	0.80%
Destinations Core Fixed Income Fund	0.18%	0.39%	0.65%
Destinations Low Duration Fixed Income Fund	0.26%	0.39%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.32%	0.39%	0.85%
Destinations Municipal Fixed Income Fund	0.16%	0.39%	0.70%
Destinations Multi Strategy Alternatives Fund	0.52%	0.39%	1.35%
Destinations Shelter Fund	0.35%	0.39%	0.85%

Notes to Financial Statements
February 29, 2024 (continued)

7. Investment Management Agreement (continued)
Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of additional voluntary fee waivers. In addition, since March 20, 2017, Brinker Capital has contractually waived a portion of its advisory fee with respect to any Fund in order to keep the Fund’s management fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by Brinker Capital with respect to such Fund. At a meeting in December 2023, in connection with an initiative to reduce overall expenses borne by the investors, the Board approved changes to Brinker Capital’s contractual fee waiver such that effective as of April 1, 2024, Brinker Capital will now waive management fees in excess of 0.444% more than the total amount of sub-advisory fees paid by Brinker Capital with respect to each Fund. This adjustment was made to partially offset the effect on Brinker Capital of eliminating other revenues paid to it by investors outside of the Funds. The contractual fee waiver agreement may be amended or terminated only with the consent of the Board of Trustees.
For the year ended February 29, 2024, the amounts waived by the Adviser, which are not recoupable, were as follows:
Fund
Destinations Large Cap Equity Fund	$6,346,928
Destinations Small-Mid Cap Equity Fund	299,962
Destinations International Equity Fund	4,804,003
Destinations Equity Income Fund	665,940
Destinations Core Fixed Income Fund	1,668,338
Destinations Low Duration Fixed Income Fund	189,064
Destinations Global Fixed Income Opportunities Fund	1,085,313
Destinations Municipal Fixed Income Fund	1,360,480
Destinations Multi Strategy Alternatives Fund	3,586,098
Destinations Shelter Fund	111,003
Cross trades for the year ended were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series. The Board of Trustees determines no less frequently than quarterly that such transactions were affected in compliance with the Procedures.
For the year ended, pursuant to these Procedures, each Funds’ total cross trades transactions were as follows:
Fund	Purchases	Sales	Realized Gain/(Loss)
Destinations Large Cap Equity Fund	$7,490,779	$1,461,880	$(15,472)
Destinations International Equity Fund	—	227,078	153,916
8. Class Specific Expenses
The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.
Shares of different classes are available to different eligible investors.
Class I Shares. Class I Shares are intended for investors participating in Destinations, an investment advisory program, sponsored by Brinker Capital or through certain third party advisory programs which includes a sub-transfer agent fee. The sub-transfer agent fee is calculated at a maximum annual rate of 0.15% of the average daily net assets of the I share class and is included with the Transfer agent fees in the Statements of Operations.
Class Z Shares. Class Z Shares are intended for investors participating in Destinations, an investment advisory program, available through certain third party advisory programs that do not include a sub-transfer agent fee.

Notes to Financial Statements
February 29, 2024 (continued)

8. Class Specific Expenses (continued)
For the year ended February 29, 2024, class specific expenses were as follows:
Sub-Transfer Agent Fees
Fund	Class I
Destinations Large Cap Equity Fund	$5,526,197
Destinations Small-Mid Cap Equity Fund	1,175,002
Destinations International Equity Fund	3,303,583
Destinations Equity Income Fund	876,526
Destinations Core Fixed Income Fund	2,812,881
Destinations Low Duration Fixed Income Fund	570,502
Destinations Global Fixed Income Opportunities Fund	1,107,465
Destinations Municipal Fixed Income Fund	1,250,088
Destinations Multi Strategy Alternatives Fund	1,115,483
Destinations Shelter Fund	146,152
9. Investments
During the year ended February 29, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:
	Investments		U.S. Government & Agency Obligations
Fund	Purchases	Sales	Purchases	Sales
Destinations Large Cap Equity Fund	$3,829,534,257	$5,019,167,393	$—	$—
Destinations Small-Mid Cap Equity Fund	983,608,469	1,360,258,858	—	—
Destinations International Equity Fund	1,829,050,253	1,610,126,494	—	—
Destinations Equity Income Fund	320,524,906	470,327,961	—	—
Destinations Core Fixed Income Fund	3,387,894,211	3,328,484,031	2,826,080,101	2,723,813,515
Destinations Low Duration Fixed Income Fund	377,862,047	436,745,224	63,016,122	56,112,410
Destinations Global Fixed Income Opportunities Fund	716,322,820	598,331,230	—	—
Destinations Municipal Fixed Income Fund	517,144,757	481,811,412	—	—
Destinations Multi Strategy Alternatives Fund	436,483,434	576,861,182	—	—
Destinations Shelter Fund	4,642,220	30,838,835	—	—
	Investments		U.S. Government & Agency Obligations
Fund	Securities Sold Short	Covers on Securities Sold Short	Securities Sold Short	Covers on Securities Sold Short
Destinations Large Cap Equity Fund	$—	$—	$—	$—
Destinations Small-Mid Cap Equity Fund	—	—	—	—
Destinations International Equity Fund	—	—	—	—
Destinations Equity Income Fund	—	—	—	—
Destinations Core Fixed Income Fund	444,762,162	465,820,225	444,762,162	465,820,225
Destinations Low Duration Fixed Income Fund	—	—	—	—
Destinations Global Fixed Income Opportunities Fund	15,872,643	23,008,368	—	—
Destinations Municipal Fixed Income Fund	—	—	—	—
Destinations Multi Strategy Alternatives Fund	77,163,074	61,134,957	—	—
Destinations Shelter Fund	—	—	—	—

Notes to Financial Statements
February 29, 2024 (continued)

9. Investments (continued)
At February 29, 2024, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:
Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Destinations Large Cap Equity Fund	$2,995,376,952	$1,306,766,793	$(66,766,770)	$1,240,000,023
Destinations Small-Mid Cap Equity Fund	694,572,463	194,868,102	(33,959,907)	160,908,195
Destinations International Equity Fund	2,122,302,499	534,191,903	(197,923,603)	336,268,300
Destinations Equity Income Fund	528,062,610	81,331,396	(27,459,303)	53,872,093
Destinations Core Fixed Income Fund	2,282,537,107	15,250,071	(207,213,271)	(191,963,200)
Destinations Low Duration Fixed Income Fund	437,293,812	4,755,116	(19,837,142)	(15,082,026)
Destinations Global Fixed Income Opportunities Fund	839,013,624	19,492,943	(32,984,972)	(13,492,029)
Destinations Municipal Fixed Income Fund	896,156,083	18,370,400	(25,742,167)	(7,371,767)
Destinations Multi Strategy Alternatives Fund	739,629,551	63,006,550	(38,370,214)	24,636,336
Destinations Shelter Fund	81,541,184	21,745,257	(4,812,217)	16,933,040
10. Shares of Beneficial Interest
At February 29, 2024, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of  $0.001 per share. At February 29, 2024, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.
Transactions in shares of each Fund’s Class were as follows:
	Year ended February 29, 2024		Year ended February 29, 2024		Year ended February 28, 2023		Year ended February 28, 2023
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I		Class Z
Destinations Large Cap Equity Fund
Shares sold	20,808,539	$286,723,049	5,416,970	$56,755,104	39,077,559	$504,336,142	7,716,086	$78,471,942
Shares issued on reinvestment	11,488,243	165,545,592	2,179,876	23,520,862	16,834,864	206,900,479	2,880,929	26,936,686
Shares repurchased	(101,613,670)	(1,400,519,989)	(13,800,296)	(145,033,962)	(72,439,471)	(938,155,299)	(14,821,321)	(150,588,094)
Net Decrease	(69,316,888)	$(948,251,348)	(6,203,450)	$(64,757,996)	(16,527,048)	$(226,918,678)	(4,224,306)	$(45,179,466)
Destinations Small-Mid Cap Equity Fund
Shares sold	5,841,027	$68,314,934	1,448,952	$12,587,190	11,237,281	$133,573,872	2,313,614	$20,629,275
Shares issued on reinvestment	161,645	1,997,933	49,274	448,886	3,059,392	34,693,512	530,903	4,443,660
Shares repurchased	(34,996,708)	(415,794,352)	(4,555,819)	(40,087,120)	(18,811,618)	(222,745,216)	(4,214,855)	(37,594,065)
Net Decrease	(28,994,036)	$(345,481,485)	(3,057,593)	$(27,051,044)	(4,514,945)	$(54,477,832)	(1,370,338)	$(12,521,130)
Destinations International Equity Fund
Shares sold	53,323,794	$649,062,864	8,028,186	$84,510,718	19,551,445	$228,834,565	3,692,644	$37,882,738
Shares issued on reinvestment	3,316,428	41,455,349	506,191	5,441,557	4,209,879	47,529,535	584,941	5,691,480
Shares repurchased	(39,395,419)	(481,713,480)	(4,811,192)	(50,854,777)	(49,354,347)	(574,480,158)	(8,133,075)	(82,840,187)
Net Increase/(Decrease)	17,244,803	$208,804,733	3,723,185	$39,097,498	(25,593,023)	$(298,116,058)	(3,855,490)	$(39,265,969)
Destinations Equity Income Fund
Shares sold	4,510,292	$50,031,989	922,167	$9,872,253	25,737,793	$297,686,879	2,937,026	$32,837,879
Shares issued on reinvestment	2,103,089	23,306,638	220,054	2,353,688	2,409,636	27,030,415	231,029	2,504,455
Shares repurchased	(16,519,269)	(184,530,150)	(1,688,014)	(18,181,017)	(9,757,706)	(111,671,803)	(1,498,948)	(16,748,275)
Net Increase/(Decrease)	(9,905,888)	$(111,191,523)	(545,793)	$(5,955,076)	18,389,723	$213,045,491	1,669,107	$18,594,059
Destinations Core Fixed Income Fund
Shares sold	47,840,706	$396,772,982	6,701,055	$57,131,151	47,660,349	$403,068,744	5,953,052	$52,229,510
Shares issued on reinvestment	7,863,825	64,729,658	770,888	6,529,609	5,998,067	51,103,461	551,597	4,834,646
Shares repurchased	(52,136,411)	(430,534,637)	(4,854,695)	(41,242,854)	(48,080,051)	(411,011,008)	(7,233,767)	(64,928,010)
Net Increase/(Decrease)	3,568,120	$30,968,003	2,617,248	$22,417,906	5,578,365	$43,161,197	(729,118)	$(7,863,854)
Destinations Low Duration Fixed Income Fund
Shares sold	5,769,902	$52,955,710	907,367	$8,530,085	9,653,848	$90,253,320	1,014,252	$9,730,784
Shares issued on reinvestment	2,488,354	22,786,422	213,120	1,997,960	2,897,153	26,746,026	232,593	2,197,436
Shares repurchased	(17,525,233)	(160,906,614)	(1,521,165)	(14,300,102)	(19,080,767)	(177,476,575)	(2,290,856)	(21,925,643)
Net Decrease	(9,266,977)	$(85,164,482)	(400,678)	$(3,772,057)	(6,529,766)	$(60,477,229)	(1,044,011)	$(9,997,423)

Notes to Financial Statements
February 29, 2024 (continued)

10. Shares of Beneficial Interest (continued)
	Year ended February 29, 2024		Year ended February 29, 2024		Year ended February 28, 2023		Year ended February 28, 2023
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I		Class Z
Destinations Global Fixed Income Opportunities Fund
Shares sold	21,946,417	$199,873,987	2,553,889	$23,724,835	12,916,626	$119,399,527	1,439,540	$13,620,653
Shares issued on reinvestment	5,194,510	47,157,667	451,462	4,181,788	3,334,045	30,612,580	282,149	2,640,802
Shares repurchased	(18,956,308)	(172,537,676)	(1,739,290)	(16,169,276)	(15,329,028)	(142,145,739)	(2,256,124)	(21,479,728)
Net Increase/(Decrease)	8,184,619	$74,493,978	1,266,061	$11,737,347	921,643	$7,866,368	(534,435)	$(5,218,273)
Destinations Municipal Fixed Income Fund
Shares sold	15,142,832	$145,154,183	1,903,780	$18,325,767	16,852,037	$160,539,965	1,823,148	$17,583,000
Shares issued on reinvestment	2,471,948	23,570,961	142,485	1,362,933	1,666,203	15,945,827	91,194	875,610
Shares repurchased	(19,513,838)	(186,573,334)	(1,630,232)	(15,646,422)	(20,798,727)	(200,082,715)	(1,829,160)	(17,658,567)
Net Increase/(Decrease)	(1,899,058)	$(17,848,190)	416,033	$4,042,278	(2,280,487)	$(23,596,923)	85,182	$800,043
Destinations Multi Strategy Alternatives Fund
Shares sold	10,607,512	$108,716,839	1,369,615	$13,692,347	11,205,219	$111,935,599	1,869,949	$18,229,720
Shares issued on reinvestment	4,698,355	48,174,921	438,795	4,379,853	2,936,084	28,697,347	273,115	2,601,205
Shares repurchased	(28,733,243)	(293,670,827)	(2,568,181)	(25,567,149)	(43,921,727)	(435,422,534)	(5,690,357)	(55,202,524)
Net Decrease	(13,427,376)	$(136,779,067)	(759,771)	$(7,494,949)	(29,780,424)	$(294,789,588)	(3,547,293)	$(34,371,599)
Destinations Shelter Fund
Shares sold	338,589	$3,201,679	26,559	$245,840	885,864	$8,031,819	32,883	$289,310
Shares issued on reinvestment	37,998	361,811	1,071	10,084	56,071	484,189	1,335	11,403
Shares repurchased	(2,471,021)	(23,361,975)	(23,821)	(229,205)	(2,411,278)	(21,510,482)	(51,981)	(461,290)
Net Increase/(Decrease)	(2,094,434)	$(19,798,485)	3,809	$26,719	(1,469,343)	$(12,994,474)	(17,763)	$(160,577)

11. Dividend and Tax Components of Capital
The tax character of distributions paid during the fiscal period ended February 29, 2024, were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—	$—	$—	$—	$25,258,212	$—	$—
Ordinary Income	33,568,912	2,470,100	47,352,736	22,986,352	67,956,082	25,042,258	51,894,573	—	53,102,220	371,896
Net Long-term Capital Gains	157,398,902	—	—	2,950,982	—	—	—	—	—	—
Tax Return of Capital	—	—	—	—	4,010,833	—	—	—	—	—
Total Distributions Paid	$190,967,814	$2,470,100	$47,352,736	$25,937,334	$71,966,915	$25,042,258	$51,894,573	$25,258,212	$53,102,220	$371,896
The tax character of distributions paid during the fiscal year ended February 28, 2023, were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—	$—	$—	$—	$17,013,950	$—	$—
Ordinary Income	62,021,953	761,899	34,855,558	17,933,021	56,447,015	29,207,798	33,581,400	630	29,052,394	366,567
Net Long-term Capital Gains	174,017,326	38,704,133	18,865,286	11,916,027	—	—	—	—	2,538,250	129,026
Total Distributions Paid.	$236,039,279	$39,466,032	$53,720,844	$29,849,048	$56,447,015	$29,207,798	$33,581,400	$17,014,580	$31,590,644	$495,593

Notes to Financial Statements
February 29, 2024 (concluded)

11. Dividend and Tax Components of Capital (concluded)
As of February 29, 2024, the components of accumulated earnings on a tax basis were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Undistributed ordinary income – net	$1,991,579	$5,926,295	$7,114,387	$1,798,145	$—	$2,172,577	$4,882,868	$—	$14,640,556	$171,309
Undistributed long-term capital gains – net	236,935,662	—	—	—	—	—	—	—	—	—
Undistributed tax-exempt income – net	—	—	—	—	—	—	—	1,269,132	—	—
Total Undistributed earnings	238,927,241	5,926,295	7,114,387	1,798,145	—	2,172,577	4,882,868	1,269,132	14,640,556	171,309
Capital Loss Carryforward	—	(2,513,320)	(80,140,841)	(11,914,438)	(200,619,333)	(18,386,925)	(48,163,921)	(26,591,508)	(11,441,905)	(13,760,459)
Current Year Late Year Loss Deferral	—	—	—	—	—	—	—	—	—	—
Unrealized appreciation (depreciation)(a)	1,240,001,084	160,908,197	331,450,847	53,868,187	(191,963,200)	(15,083,348)	(13,504,929)	(7,371,766)	24,636,336	16,933,040
Total accumulated earnings/(losses) – net	$1,478,928,325	$164,321,172	$258,424,393	$43,751,894	$(392,582,533)	$(31,297,696)	$(56,785,982)	$(32,694,142)	$27,834,987	$3,343,890

(a)
The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, ROC dividends received, real estate investments, foreign currency, the difference between book and tax amortization methods, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:
	Total distributable earnings (losses)	Paid-in capital
Destinations Municipal Fixed Income Fund	4,010,833	(4,010,833)

(a)
Reclassifications are due to permanent differences primarily from net operating losses.

12. Capital Loss Carry Forward
As of February 29, 2024, the Funds had the following net capital loss carryforwards remaining:
Year of Expiration	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Short-Term	$—	$2,513,320	$80,140,841	$—	$(100,970,570)	$7,959,581	$3,511,470	$7,846,769	$—	$5,953,421
Long-Term .	—	—	—	11,914,438	99,648,763	10,427,344	44,652,451	18,744,739	11,441,905	7,807,038
	$—	$2,513,320	$80,140,841	$11,914,438	$(200,619,333)	$18,386,925	$48,163,921	$26,591,508	$11,441,905	$13,760,459
13. Recent Accounting Pronouncements
In June 2022, the FASB issued ASU No.2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.
In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.
14. Subsequent Events
Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any events or transactions that would require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
To the Shareholders of the Funds and Board of Trustees
Brinker Capital Destinations Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund, Destinations Multi Strategy Alternatives Fund and Destinations Shelter Fund (the Funds), including the schedule of investments, as of February 29, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the years or periods in the two-year period ended February 28, 2022 were audited by other independent registered public accountants whose report, dated April 29, 2022, expressed an unqualified opinion on those financial highlights. The financial highlights for year ended February 29, 2020 were audited by other independent registered public accountants whose report, dated April 29, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2024, by correspondence with custodians, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Brinker Capital Destinations Trust investment companies since 2022.
Philadelphia, Pennsylvania
April 26, 2024
KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited)

Brinker Capital Destinations Trust (“Trust” and, each series thereof a “Fund,” and together, the “Funds”) and Orion Portfolio Solutions, LLC doing business as Brinker Capital Investments, LLC (the “Adviser”), have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which the Adviser selects investments in third-party funds and serves as “manager of managers” for the Funds in that it selects and oversees professional money managers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) who are responsible for investing the portion of assets of the Funds allocated to each of them pursuant to a separate investment advisory agreement (a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and each Sub-Adviser.
Section 15 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) requires that the initial approval of a Fund’s investment advisory agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Fund and the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to the Agreements (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the Investment Company Act requires that the continuation or renewal of any investment advisory agreement be approved at least annually (after an initial period of up to two years), which requires the vote of a majority of the Board of Trustees (the “Board”), including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required because of an exemptive order that was granted to the Trust by the U.S. Securities and Exchange Commission (“SEC”).
Board Considerations of the Advisory Agreement
At the December 5-6, 2023 meeting of the Board (the “December Meeting”), the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement between the Adviser and the Trust for an additional one-year period. The Board considered the performance of the Adviser in delivering services to the Funds under the Advisory Agreement throughout the year, including, specifically in the context of assessing whether to renew the Advisory Agreement, at a Governance Committee meeting held on November 21, 2023 and at the December Meeting. At the November 2023 Governance Committee meeting and the December Meeting, the Adviser discussed with the Board its proposal to simplify and reduce overall expenses borne by investors, including certain expenses external to the Funds. The Adviser explained that part of its proposal to reduce overall expenses would include an adjustment to the Funds’ contractual fee waivers whereby the Adviser would retain a larger portion of advisory fees paid to it by the Funds to offset the effect on the Adviser of eliminating an even larger amount of other revenues paid to it by investors outside of the Funds. Specifically, under the Adviser’s proposal, it would retain approximately 44.4 basis points of advisory fees from each Fund (in excess of the aggregate sub-advisory fees paid by such Fund); whereas, under the existing contractual arrangement, the Adviser retains 39 basis points. The Adviser also discussed how it worked to reduce certain other operating expenses of the Funds to offset some or all of the increase in advisory fees retained by the Adviser, including, but not limited to, renegotiating lower sub-advisory fees in some cases and reducing other operating expenses of the Funds such that fees and expenses borne by investors inside the Funds in their capacity as shareholders would be approximately neutral before and after the implementation of the proposed changes, and expenses borne by investors outside the Funds in their capacity as advisory clients would be significantly lower.
Throughout the course of the year, and particularly during the November 2023 Governance Committee meeting and December Meeting, the Trustees requested and received information from the Adviser that they deemed reasonably necessary for their review of the Advisory Agreement and the performance of the Adviser thereunder. The Trustees were assisted in their review by both Fund counsel and Board counsel and met in executive sessions separate from representatives of the Adviser.
Nature, Extent and Quality of the Adviser’s Advisory Services
The Board considered the nature, extent and quality of the advisory services that the Adviser has provided to, and the resources dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record and compliance program. In particular, the Board considered the continuity and quality of services delivered to the Funds during the course of the year in response to certain changes in the advisory personnel who service the Funds. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by the Adviser to the Funds and the resources of the Adviser to the Funds were sufficient to support the renewal of the Advisory Agreement.

Performance
In determining whether to renew the Advisory Agreement, the Board considered the performance of the Adviser in selecting and evaluating Sub-Advisers, allocating Fund assets among Sub-Advisers, and determining relative passive- and active-investment exposures within the Funds. The Board also considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at Board meetings throughout the year. The Board also discussed and considered how the Funds’ relative performance could have differed had the Adviser’s proposed changes to the expense structure been in place previously. Based on the materials considered and discussed at the meetings, the Board found Fund performance satisfactory, or, where performance was significantly below the benchmark and/or peer group, the Board was satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.
Profitability
The Board considered the profits realized by the Adviser in connection with the operation of the Funds, and whether the amount of profit was a fair entrepreneurial profit for the management of the Funds. In particular, the Board considered that the Adviser retained a maximum amount of compensation (as a percentage of Fund assets) from each Fund as a result of the contractual fee waivers, noting that the Adviser proposed to increase such maximum amount of compensation with respect to each Fund as part of a multi-faceted proposal to reduce overall expenses that would have the overall effect of reducing revenue and profitability to the Adviser, even if revenue and profitability when considered solely on a per Fund basis would increase as a result of the proposed amendment to the contractual fee waivers. The Board also considered the profitability of the Adviser for providing advisory services to the Funds as an overall complex, noting that the Adviser implemented its model-based investment advice through allocations of assets among the Funds and that, because of the investor base of the Funds, the amount of compensation paid to the Adviser must be equal across each Fund such that the Adviser does not have an incentive to favor allocating client assets to one Fund over another Fund. As to each Fund, the Board concluded, in the context of its full deliberations, that the Adviser’s level of profitability was reasonable and supported renewal of the Advisory Agreement.
Fees and Economies of Scale
As to each Fund, the Board reviewed and considered the management fees payable by the Fund to the Adviser in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements in place for the Funds and considered the actual fee rate (after taking any such waivers and reimbursements into account), including the proposed changes to the amount of the contractual fee waivers going forward, and whether any fee waivers and expense reimbursements could be discontinued. Further, the Board considered that, as a result of the contractual advisory fee waivers, the Adviser would not retain a different percentage of the overall advisory fee based on the Sub-Advisers selected, the fees charged to Sub-Advisers or the allocation of a Fund’s assets among Sub-Advisers. The Board also reviewed with management the scope of services provided to the Funds by the Adviser and that the Adviser coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. Additionally, the Board received and considered information comparing each Funds’ advisory fees with those of a group of funds selected by Broadridge.
The Board determined, in the context of its full deliberations, that, as to each Fund, the advisory fees paid by the Fund to the Adviser, taking into effect the impact of the proposed changes to the contractual fee waivers going forward, are reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.
As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In assessing the potential for economies of scale, the Board also took into account current and recent trends in Fund inflows and outflows, as well as recent market trends for mutual funds overall.

Other Benefits to the Adviser
As to each Fund, the Board considered other benefits received or that could be expected to be received by the Adviser and its affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders. In light of the Adviser’s costs of providing investment management and other services to the Funds and the Adviser’s ongoing commitment to the Funds and each Sub-Adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the Board determined that the profits and ancillary benefits that the Adviser and its affiliates receive through their management of the Funds are reasonable.
Board Considerations of the Sub-Agreements
During the second half of the fiscal year, the Board considered the renewal of certain Sub-Advisory Agreements with existing Sub-Advisers. In particular, at a meeting of the Board held on September 12-13, 2023, the Adviser recommended and the Board, including all of the Independent Trustees, approved the renewal of the existing Sub-Advisory Agreements for the management of: (i) the Destinations International Equity Fund by Barrow, Hanley, Mewhinney & Strauss, LLC; (ii) the Destinations Low Duration Fixed Income Fund by CrossingBridge Advisors, LLC (“CrossingBridge”); (iii) the Destinations Global Fixed Income Opportunities Fund by CrossingBridge; (iv) the Destinations Small-Mid Cap Equity Fund by Ceredex Value Advisors LLC, Leeward Investments, LLC and Driehaus Capital Management, LLC (“Driehaus”); (v) the Destinations Multi Strategy Alternatives Fund by Driehaus and LMCG Investments, LLC; and (vi) the Destinations Core Fixed Income Fund by Merganser Capital Management, LLC.
Further, at the December Meeting, the Adviser recommended and the Board, including all of the Independent Trustees, approved the renewal of the existing Sub-Advisory Agreements for the management of: (i) the Destinations Low Duration Fixed Income Fund by DoubleLine Capital Management, LP (“DoubleLine”) and CrossingBridge; (ii) the Destinations Core Fixed Income Fund by DoubleLine, Wellington Management Company LLP and Merganser Capital Management Inc.; (iii) the Destinations Global Fixed Income Opportunities Fund by CrossingBridge, DoubleLine and Nuveen Asset Management, LLC (“Nuveen”); (iv) the Destinations Municipal Bond Fixed Income Fund by Northern Trust Investments, Inc. and Seix Investment Advisors, LLC; and (v) the Destinations Equity Income Fund by Nuveen.
Pursuant to the Sub-Advisory Agreements, the Sub-Advisers will continue to provide day-to-day management for the portion of the applicable Funds’ assets allocated to it. In the context of Sub-Advisory Agreement renewals, the Board also considered information provided by the Adviser during prior meetings. In doing so, the Trustees requested and received information from the Adviser and the Sub-Advisers that they deemed reasonably necessary for their review of the Sub-Advisory Agreements and to evaluate the relevant performance of each Sub-Adviser with respect to the Funds. The Trustees were assisted in their review by Fund counsel and counsel to those Trustees who are Independent Trustees and/or not an affiliated person of the Trust and met in executive sessions separate from representatives of the Adviser and the Sub-Advisers.
In voting to approve the Sub-Advisory Agreements, the Trustees considered whether the renewal of the Sub-Advisory Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.
Nature, Extent and Quality of the Sub-Advisory Services
The Board received and considered information regarding the nature, extent and quality of services that will continue to be provided to the Funds by the Sub-Advisers under the Sub-Advisory Agreements. The Trustees considered information regarding the process by which the Adviser selected and recommended the Sub-Advisers to the Board for renewal, and the supervisory activities over the Sub-Advisers performed by the Adviser, including monitoring the Sub-Advisers’ compliance with the investment objectives, policies, and restrictions of the allocated assets of each applicable Fund. The Board considered the Sub-Advisers’ proposed specific responsibilities in all aspects of the day-to-day management of the portion of the Funds’ assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the Funds’ assets managed by the Sub-Adviser and of other key personnel of the Sub-Adviser. The Board specifically took into account how each Sub-Adviser’s investment processes and capabilities were expected to complement the other Sub-Advisers to the Fund. The Trustees discussed the terms of the Sub-Advisory Agreements and considered the Adviser’s favorable assessment of the nature and quality of the Sub-Advisers’ services that would continue to be provided to the Funds. The Board also reviewed information received from the Adviser and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act and those of the Adviser and of each Sub-Adviser.

The Board discussed with representatives of the Adviser the portfolio management strategy that would continue to be employed by the Sub-Advisers. The Board concluded that, overall, the nature, extent and quality of the investment advisory services expected to be provided by the Sub-Advisers were adequate and appropriate in light of  (i) the Sub-Advisers’ experience and the qualifications of their investment personnel in providing portfolio management services to other investment portfolios, (ii) the portfolio management and research resources expected to be applied by the Sub-Advisers in managing the portion of the Funds’ assets allocated to them, (iii) how the Sub-Advisers were expected to complement the applicable Fund’s existing Sub-Advisers, (iv) the Sub-Advisers’ compliance programs, and (v) the Adviser’s recommendation to engage each Sub-Adviser.
Performance
The Board received information from management regarding the Sub-Advisers’ historical performance returns managing the Funds, with such performance compared to a relevant index. The Board discussed with representatives of the Adviser the investment strategy to be employed by each Sub-Adviser in the management of the applicable Funds’ assets. The Board discussed the reputation and experience of the Sub-Advisers, their portfolio managers’ experience, and the Adviser’s experience and reputation in selecting, evaluating, and overseeing investment managers, including the process and diligence undertaken by the Adviser in evaluating Sub-Adviser performance. The Board determined that these factors supported a decision to renew the Sub-Advisory Agreements.
Sub-Advisory Fees and Expense Ratios; Economies of Scale and Other Benefits
The Board considered the fees payable under the Sub-Advisory Agreements, noting that the fees would be payable by the Adviser to each Sub-Adviser, and, thus, would not impact the fees paid by the Funds. The Board concluded that the proposed fees payable to the Sub-Advisers with respect to the assets to be managed by each Sub-Adviser were reasonable and appropriate. The Board recognized that, because the Sub-Advisers’ fees would be paid by the Adviser, and not the Fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Advisory Agreement. The Board received and considered a profitability analysis of the Adviser with respect to the sub-advisory fees to be paid under the Sub-Advisory Agreements proposed for renewal and determined that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the applicable Funds, noting in particular the existence of the contractual fee waivers that limit the total amount of advisory fees that may be retained by the Adviser and the proposed changes to the amount of the contractual fee waivers going forward. Similarly, the Board recognized that, because each Sub-Adviser’s fees would be paid by the Adviser, and not the Funds, an analysis of economies of scale with respect to the Sub-Advisers was more appropriate in the context of the Board’s consideration of the Advisory Agreement. Accordingly, economies of scale with respect to the Sub-Advisers were not materially considered relevant at that time to the Board’s decision to approve the Sub-Advisory Agreements. The Board also concluded that any other benefits that could be expected to accrue to the Sub-Advisers by virtue of their relationship with the Funds, such a reputational gain and increased assets under management, were reasonable.
After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the advice of Fund counsel and independent legal counsel, resolved to renew the proposed Sub-Advisory Agreements, having determined that the Sub-Advisory Agreements would be in the best interests of the applicable Funds and their shareholders.
Distributor approval
At the December Meeting, the Board, including a majority of the Independent Trustees approved a renewal of the distribution agreement between the Funds and Foreside Fund Services, LLC (“Foreside”).
Review of Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the Investment Company Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Liquidity Risk Management Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
At the December Meeting, the Trustees received a report from the Liquidity Risk Management Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Risk Management Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on September 21, 2018. The Liquidity Risk Management Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Management Committee further noted that no material changes have been made to the Program since its implementation.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Additional Information (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST
The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, the Manager, the Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.
Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments(the “Brinker Capital” or the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a “multi-manager” strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment advisory services, the Adviser monitors and supervises the services provided to the Trust by its administrator. The Adviser also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.
The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is 1055 Westlakes Drive, Suite 250, Berwyn, PA 19312.
The executive officers of the Trust are employees of organizations that provide services to the Funds. Unless otherwise noted, the business address of each officer is 1055 Westlakes Drive, Suite 250, Berwyn, PA 19312.
The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-877-771-7979.
Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES*
J. Scott Coleman, CFA Birth Year: 1960	Trustee	Since 2017	President and Managing Partner of Woodland Park Consulting, LLC since 2017. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	10	Osterweis Capital Management since May 2022; Optimum Fund Trust from 2011 to 2015.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
Nicholas Marsini, Jr. Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Delaware from 2011 to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	10	FundVantage Trust, Third Avenue Trust, Third Avenue Variable Series Trust.
Gregory E. McGowan Birth Year: 1949	Trustee	Since 2017	President and CEO, GEMPENN Global Consultancy, Inc. since 2016. Senior Strategic Advisor, Franklin Templeton Investments in 2016. Executive Vice President, Director and General Counsel of Templeton International, Inc. from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.	10
Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited, Templeton Investment Counsel LLC, Franklin Templeton Trustee Services Private Limited (India), Franklin Templeton International Services S.A. (Luxembourg), Franklin Templeton Investments (Asia) Limited, Franklin Templeton Investments Japan Ltd., Templeton Asset Management Ltd. (Singapore), Franklin Templeton Holding Limited (Mauritius), Franklin Templeton Investment Services
Mexico, S. de R. L., Templeton Global Growth Fund Ltd (Australia), Franklin Liberty Shares ICAV (Ireland), Franklin Emerging Markets Debt Fund PLC (Ireland), Franklin Floating Rate Fund PLC (Ireland).

INTERESTED TRUSTEES*
Joseph V. Del Raso** Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018).	Partner at Troutman Pepper Hamilton LLP (law firm) since 1998.	10	Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company).

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
Noreen D. Beaman Birth Year: 1964	Chair of the Board of Trustees and Chief Executive Officer	Since 2018	President of Brinker Capital Investments, LLC from 2020 until 2022. Chief Executive Officer of Brinker Capital, Inc. from 2012 to 2020. President of Brinker Capital Holdings, LLC from 2020 to 2022. President and CEO of Brinker Capital Securities, LLC from 2020 to 2022. President of Orion Advisor Solutions, Inc. from 2021 to 2022 (EVP in 2020). President of Orion Advisor Technology, LLC from 2021 to 2022 (EVP in 2020). President of Orion Portfolio Solutions, LLC from 2021 to 2022.	10
Board of Directors/Managers for following entities since 2020 and Vice Chair since February 2022: GT Polaris GP, LLC, GT Polaris Holdings, Inc., GT Polaris Midco, Inc., Orion Advisor Solutions, Inc. MMI Executive Committee since 2021; MMI Board of Governors (2020-2021); MMI Leadership Pathway (2016 to 2020); Envestnet Institute Women In Wealth (2017 to 2020); St. Peter’s University Board of Trustees and Chair of Investment Committee of St. Peter’s University since 2021; St. Peter’s University Board of Trustees (2014 to 2017).

*
Each Trustee remains in office until he or she resigns, retires or is removed.

**
Mr. Del Raso became an “interested” Trustee (as such term is defined under Section 2(a)(19) of the Investment Company Act) as of April 1, 2018. The law firm at which Mr. Del Raso is a partner provides legal services to a current Sub-Adviser of the Funds, making Mr. Del Raso an interested person with respect to the Trust, as a technical matter, pursuant to paragraphs (A)(iii) and (B)(iv) of Section 2(a)(19) of the 1940 Act.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS***
Brian Ferko Birth Year: 1971	President & Chief Operating Officer	Since March 2024 and September 2023, respectively	Chief Compliance Officer of Brinker Capital Trust from 2017 to 2024; Compliance Officer of Brinker Capital Investments from 2015 to 2023; Chief Compliance Officer of Brinker Capital Investments, LLC contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of Cipperman Compliance Services from 2012 to 2015.
Kevin Fustos Birth Year: 1970	Chief Financial Officer & Treasurer	Since December 2020	Vice President of Financial Planning and Analysis, Orion Advisor Solutions, since 2016; Omaha Public Power District from 2004 to 2016.
Peter Townsend Birth Year: 1977	Chief Compliance Officer, Anti- Money Laundering Officer & Secretary	Since March 2024 and January 2017, respectively	Deputy Funds Chief Compliance Officer of Brinker Capital Investments, since 2017; Deputy Chief Compliance Officer of the Trust from 2017-2024; Director of Compliance of Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance of Cipperman Compliance Services from 2013 to 2015; Associate of J.P. Morgan Chase & Co. from 2008 to 2013.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Kylee Beach Birth Year: 1984	Assistant Secretary	Since March 2024	General Counsel and Secretary of Orion Advisor Solutions Inc. since 2019; President of the Trust from 2022-2024; Orion Advisor Technology, LLC since 2014; Brinker Capital Investments, LLC since 2020 and also General Counsel for CLS Investments, LLC, now part of Brinker Capital Investments, LLC since 2014; GT Polaris Holdings, Inc. since 2020; GT Polaris Midco, Inc. since 2020; Brinker Capital Securities, LLC since 2020; Advizr, Inc. since 2019; Orion Portfolio Solutions, LLC since 2018; BasisCode Compliance, LLC since 2021; Redtail Technology, Inc. since 2022; TownSquare Capital, LLC since 2022; Associate General Counsel of NorthStar Financial Services Group LLC from 2012 to 2018.
Timothy Holland, CFA Birth Year: 1969	Investment Officer	Since June 2017	Chief Investment Officer of TownSquare Capital, LLC, an Orion Company, since 2023; Chief Investment Officer of Brinker Capital Investments, LLC from 2020 to 2023; Senior Vice President and Global Investment Strategist of Brinker Capital Investments, LLC from 2017 to 2020; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.
Rusty Vanneman, CFA, CMT, BFA Birth Year: 1965	Investment Officer	Since June 2023	Chief Investment Officer and a Senior Portfolio Manager at Brinker Capital Investments since 2023; Chief Investment Strategist at Brinker Capital Investments from 2020 to 2023; Chief Investment Officer at Brinker Capital Investments from 2019-2020; President at CLS Investments LLC from 2018-2019; Chief Investment Officer at CLS Investments LLC from 2012-2019.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Storey, CFA Birth Year: 1974	Investment Officer	Since June 2022	Deputy Chief Investment Officer — Destinations Portfolios at Brinker Capital Investments since 2023; Senior Portfolio Manager at Brinker Capital Investments since 2022; Senior Vice President and Senior Portfolio Manager at First Citizens Bank & Trust from 2016 to 2021; Portfolio Manager and Senior Research Analyst at First Citizens Bank & Trust from 2010 to 2016.
Patrick Amerson Birth Year: 1994	Investment Officer	Since December 2021	Investment Analyst at Brinker Capital Investments since 2021; Client Service Representative at Brinker Capital Investments, LLC from 2019 to 2021; Operations Associate at Brinker Capital Investments, LLC from 2017-2019.
Andrew Goins, CFA Birth Year: 1984	Investment Officer	Since June 2023	Senior Portfolio Manager at Brinker Capital Investments since 2023; Director of SMA and Mutual Fund Due Diligence at Brinker Capital Investments from 2021 to 2023; Investment Manager at Brinker Capital Investments from 2015 to 2021.

***
The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2024:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
Ordinary Income:
Qualified Dividend Income for Individuals	95.72%	100.00%	93.63%	100.00%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	83.25%	100.00%	0.63%	51.68%	—
Foreign Taxes Paid	—	—	$7,090,083	—	—
Foreign Source Income	—	—	$65,148,314	—	—
Foreign Tax Paid Per Share	—	—	0.04	—	—
Foreign Source Income Per Share	—	—	0.33	—	—
Long-Term Capital Gain Dividend	—	—	—	—	—
	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	5.01%	100.00%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	5.01%	100.00%
Interest from Tax-Exempt Obligations	—	—	100.00%	—	—
Long-Term Capital Gain Dividend	—	—	—	—	—

Brinker Capital Destinations Trust
Investment Adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
www.brinkercapital.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
www.morganlewis.com
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
www.kpmg.us
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risk, objectives, fees and expenses, experience of management, and other information.
Visit www.destinationsfunds.com for more information.
DSA_AR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2. CODE OF ETHICS.

As of the period ended February 29, 2024 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1). The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Nicholas Marsini Jr. possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Marsini as the Registrant’s audit committee financial expert. Mr. Marsini is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2024 and February 28, 2023 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $366,550 in 2024 and $350,000 in 2023.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2024 and February 28, 2023, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2024 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2024 and February 28, 2023, for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $52,500 in 2024 and $50,000 in 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended February 29, 2024 and February 28, 2023, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2024 and $0 for 2023.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Brinker Capital Destinations Trust provides that the Committee may pre-approve all audit and permitted non-audit services the independent auditor provides to a Fund, and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2024 and 0% for 2023; Tax Fees were 0% for 2024 and 0% for 2023; and Other Fees were 0% for 2024 and 0% for 2023.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2024 and $0 for 2023.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not Applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on their evaluations of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s last fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brinker Capital Destinations Trust

By:	/s/ Brian Ferko
Brian Ferko
President

Date:	May 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian Ferko
Brian Ferko
President

Date:	May 1, 2024

Brinker Capital Destinations Trust

By:	/s/ Kevin Fustos
Kevin Fustos
Chief Financial Officer and Treasurer

Date:	May 1, 2024